UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 March
2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand have been significantly disrupted. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. The spike in market volatility during March and the strong rally that followed in April may be indicative of the large swings in both directions that are likely to continue as markets digest new information and seek more clarity.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 22, 2020

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Portfolio Managers’
Comments
Nuveen All-American Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Short Term Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, have managed the Nuveen All-American Municipal Bond Fund since 2010 and 2016, respectively. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.
Recently, the portfolio managers reviewed economic and market conditions, key investment strategies, and the Funds’ performance for the twelve-month reporting period ended March 31, 2020.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders (as of the end of March 2020). The disruption has been swift and severe, and is expected to tip the economy into recession, a several months’ long contraction across the broad economy. For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 4.8%, according to its “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in the final month of the quarter. The Bureau of Labor Statistics said the unemployment rate rose to 4.4% in March 2020 from 3.8% in March 2019 and job gains averaged around 118,000 per month for the past twelve months, as the economy lost 701,000 jobs in March 2020. Average hourly earnings grew at an annualized rate of 3.1% in March 2020. However, the overall trend of inflation remained subdued, and registered a notably slower rate in March 2020 due to falling gasoline prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.5% over the twelve-month reporting period ended March 31, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
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Portfolio Managers’ Comments (continued)
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not yet reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.2% year-over-year in February 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.9% and 3.5%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks. As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns as the reporting period was closing. Equity and commodity markets sold-off and safe-haven assets rallied as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility.
Prior to the virus outbreak, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union (EU), Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions.
Investors also remained watchful of local political dynamics around the world. In the U.K., the Conservative Party won a large majority in the December 2019 general election and Parliament passed the Brexit Bill days later, facilitating the U.K.’s exit from the EU at the end of January 2020. In Italy, the prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. Anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019. Venezuela’s economic and political crisis deepened. Argentina surprised the market with the return of a less market-friendly administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, COVID-19 risks per-
6

meated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly, amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. In the final weeks of the reporting period, monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, although prices remained meaningfully off their pre-crisis levels. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting from late August 2019 to late September 2019. The municipal yield curve also flattened overall, as yields on longer maturities fell more than those of shorter maturities.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years.
Demand for municipal bonds was strong for most of this reporting period. Municipal bond funds took in consistently positive cash flows in calendar year 2019 and the first two months of 2020. However, fund flows turned more volatile in March 2020, as markets began to digest the COVID-19 impact. Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income taxes and/or property taxes.
How did the Funds perform during the twelve-month reporting period ended March 31, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year and ten-year and/or since-inception periods ended March 31, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, all four Funds underperformed their respective benchmark indexes. The Nuveen Intermediate Duration Municipal Bond Fund outperformed its Lipper classification average, while the other three Funds lagged this performance comparison to varying degrees.
What key strategies were used to manage these Funds during the twelve-month reporting period, and how did these strategies influence performance?
Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Nuveen Short Term Municipal Bond Fund’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen All-American Municipal Bond Fund
The Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended March 31, 2020. During the reporting period, the performance of the Fund was negatively impacted by the COVID-19 Coronavirus. Prices of portfolio securities generally fell and, as was the case of mutual funds generally, the Fund specifically experienced net redemptions of shares, and sold portfolio assets to raise the cash to pay those redemptions.
7

Portfolio Managers’ Comments (continued)
Municipal bonds were hit especially hard as investors withdrew money from the asset class at a record pace. The Fund, too, experienced significant shareholder withdrawals, forcing us to sell certain holdings to raise cash to meet redemptions. In making these sales, we worked to be as efficient as possible. This entailed identifying bonds with certain desirable structures or levels of credit quality and, because they were benefiting from stronger demand from banks and other investors, were thus seeing comparatively firm prices. Notable such sales included higher coupon, high quality securities of Douglas County School District, certain bonds backed by New York City and debt issued by Syracuse University. In the difficult market environment, these sales typically took place at a loss, given that municipal bond prices were under pressure at the time.
The Fund’s credit quality positioning further hurt performance. Throughout the reporting period, we remained overweighted in bonds with lower investment grade and below investment grade credit ratings. Our bias toward these higher yielding bonds added value from the beginning of the reporting period through February 2020, given that these securities generally outpaced lower yielding, higher quality securities. However, this same positioning significantly hurt the Fund in March 2020, when investors’ acute aversion to risk caused lower quality securities to suffer especially steep price declines.
Among the Fund’s lower quality holdings, airport and other transportation bonds were under particular strain. We saw significant losses from some of our larger holdings in the sector, led by California Municipal Finance Authority bonds of the LINXS public transportation project at Los Angeles International Airport and bonds issued for Virgin Trains USA Passenger Rail Project, a privately operated South Florida rail line, which was forced to temporarily shut down in response to the COVID-19 crisis.
The Fund’s security selection detracted from relative performance. We saw weak results from holdings backed by economically sensitive sales taxes, including the Metropolitan Pier and Exposition Authority (Chicago) and the American Dream megamall (New Jersey), both of which closed their sites to combat the spread of the COVID-19 crisis. Sales-tax-backed bonds from Puerto Rico (commonly known as COFINAs) also performed poorly. (Bonds of Puerto Rico and other U.S. territories may include exemption from most federal, state and local taxes.)
Other issuers that entered March 2020 facing persistent credit concerns produced large losses during the end of the reporting period market sell-off. Our holdings in Buckeye Tobacco Settlement Financing Authority performed poorly amid concerns about the issuer’s ability to complete a needed restructuring. Another poor performer was the Chicago Board of Education, whose bonds struggled as the issuer faced ongoing concern about its ability to meet its pension funding obligations.
The Fund’s duration (interest rate) positioning contributed to performance. Because the portfolio’s duration was longer than that of the benchmark, the Fund benefited more fully as interest rates declined for the reporting period. Moderately tempering that positive result, however, was our use of U.S. Treasury futures contracts to hedge against potential inflation. These futures lagged as inflation remained muted. Our use of certain floating rate securities, including tender option bonds (TOBs) and variable rate demand notes (VRDNs) also modestly boosted the Fund’s relative performance.
As the municipal market sold off toward the end of the reporting period, we found opportunities to purchase bonds we liked at attractive valuations, while we remained careful about how the COVID-19 crisis could affect the financial position of issuers. We used modest shareholder inflows in the reporting period’s final week to add to the Fund’s existing positions in COFINA, Buckeye Tobacco and certain transportation and hospital bonds.
Additionally, the end of the reporting period environment was favorable for executing tax-loss swaps. This entailed selling depreciated bonds with lower yields and buying similarly structured bonds offering higher yields. We implemented this approach to enhance the Fund’s income earnings capability and seek to make the Fund more tax efficient.
Nuveen Intermediate Duration Municipal Bond Fund
The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Intermediate Index for the twelve-month reporting period ended March 31, 2020. During the reporting period, the performance of the Fund was negatively impacted by the COVID-19 Coronavirus. Prices of portfolio securities generally fell and, as was the case of mutual funds generally, the Fund specifically experienced net redemptions of shares, and sold portfolio assets to raise the cash to pay those redemptions.
8

Relative to the index, credit quality positioning was the main driver of the Fund’s relative performance shortfall. Coming into the reporting period, we were anticipating continued decent economic growth, low inflation and solid and improving credit fundamentals. This was what we encountered for roughly the first eleven months of the reporting period and our credit positioning added value during that time.
Conditions changed markedly in the last month of this reporting period, however, as the economic shutdown following the spread of the COVID-19 reversed most of the market’s once-positive fundamentals. In March 2020, our elevated exposure to bonds on the lower end of the credit spectrum and reduced weighting in higher quality issues proved detrimental for the Fund’s relative performance.
Meanwhile, the Fund’s individual security selection also detracted from performance, led by various lower rated holdings. The Fund’s sizable allocation to poor performing Illinois state debt proved detrimental, as did our exposure to non-rated Virgin Trains USA Passenger Rail Project, a privately operated South Florida rail line, which was forced to temporarily shut down in response to the COVID-19 crisis, weighed on the Fund's performance. Other notable individual underperformers in the Fund included New York City Metropolitan Transportation Authority bonds, which struggled as the usage of public transportation essentially disappeared during the city’s economic shutdown, and various lower rated bonds affiliated with Puerto Rico, whose credit risk proved unattractive to investors during the market’s volatile final month of the reporting period.
The Fund’s duration (interest rate) positioning added value. Despite a brief spike in interest rates during March 2020, rates ultimately reversed that increase in the final two weeks of the reporting period and finished lower overall for the twelve-month reporting period. This positioning contributed to the Fund’s result, given that the portfolio’s duration was longer than the index, meaning we were positioned to capture more of the beneficial effects of declining rates.
Also contributing to relative performance was our overweighting in pre-refunded bonds, which, owing to their very high credit quality and limited duration risk, allowed them to outperform. In addition, an allocation to single-family housing bonds added value, given that category’s favorable results.
For most of this reporting period, our constructive economic outlook frequently led us to favor bonds with slightly longer durations and more credit risk than the overall market. Over time, however, our investment focus gradually shifted toward higher quality issues, reflecting our view that these securities, especially in shorter and intermediate segments of the yield curve, were starting to offer better risk/reward trade-offs as credit spreads narrowed. Still, we were pleased that we were able to essentially maintain the existing credit risk profile of the Fund, which we found generally well positioned.
In March 2020, as the municipal bond market sold off dramatically, the Fund experienced significant investment outflows. To satisfy these shareholder redemptions, we were actively selling bonds in as efficient a manner as we could. Our approach to these sales was to remain patient and diligent as we pursued attractive bids for those bonds we wished to liquidate. The securities we did sell tended to be relatively higher in quality and shorter in duration, as these characteristics were more in demand amid the market’s elevated volatility. We also opted to maintain various portfolio holdings that, despite their large price declines, we believed were likely to rebound over time.
Although our transaction activity during March 2020 was far more geared toward selling than buying bonds, we did periodically take advantage of opportunities to purchase bonds we found attractively priced and presented our shareholders with attractive long-term value.
9

Portfolio Managers’ Comments (continued)
Nuveen Limited Term Municipal Bond Fund
The Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short-Intermediate Index for the twelve-month reporting period ended March 31, 2020. During the reporting period, the performance of the Fund was negatively impacted by the COVID-19 Coronavirus. Prices of portfolio securities generally fell and, as was the case of mutual funds generally, the Fund specifically experienced net redemptions of shares, and sold portfolio assets to raise the cash to pay those redemptions.
The Fund’s credit quality allocation was the main detractor from performance relative to the index. Although our emphasis of bonds with lower credit ratings and corresponding underweighting in higher rated bonds added value for much of the reporting period, this positioning was meaningfully negative in March 2020, when the municipal bond market sharply fell. Unfortunately, this significant underperformance more than offset the positive impact seen in the prior eleven months of the reporting period.
Another negative performance factor was individual security selection, with some of our lower rated positions particularly detracting from relative performance. The Fund had a relatively large position in Illinois state bonds, which lagged, as well as the Fund’s allocation to non-rated bonds of Virgin Trains USA Passenger Rail Project, a privately operated South Florida rail line project. In March 2020, Virgin Trains temporarily suspended operations in response to the COVID-19 crisis. Other underperformers included New York City Metropolitan Transportation Authority bonds, which declined in value as social distancing resulted in dramatically lower ridership of the city’s public transportation, as well as lower rated bonds affiliated with Puerto Rico.
The Fund benefited from its duration, or interest rate, positioning. On balance, rates declined during the twelve-month reporting period, which proved helpful for our relative performance. Because the Fund’s duration was longer than that of the index, we benefited to a greater extent from the decline in rates.
Also modestly adding to the Fund’s relative performance, was the Fund's overweight in hospital debt as these bonds slightly outperformed the market during the reporting period. Exposure to single-family housing bonds also contributed to performance, as these credits fared relatively well.
For much of the reporting period, we were favoring bonds that provided more credit risk than the overall market. As the reporting period progressed, however, we increasingly shifted our emphasis to bonds of higher credit quality. This gradually increasing preference reflected our opinion that as credit spreads narrowed (meaning that investors were willing to accept steadily less income in exchange for credit risk), higher rated bonds were beginning to offer better risk-adjusted value. Even with this shift in emphasis when purchasing new bonds, we were successful in maintaining the Fund’s underlying credit risk profile, which we found attractive coming into the reporting period.
In March 2020, our investment focus shifted to reflect the dramatically changed market conditions. The Fund, like most other municipal bond funds, saw investment outflows during March 2020 as the market environment weakened. To generate the proceeds needed to fund these outflows, we were frequently selling bonds benefiting from stronger demand and thus seeing attractive bids from buyers. Our bond sales focused on higher quality, shorter-duration issues, given the market’s higher demand for such securities. We also maintained various portfolio positions we believed remained solid long-term holdings and were likely candidates for a recovery in their valuations. While in March 2020 we were more actively selling than buying bonds, we also periodically bought bonds we saw as attractively priced relative to their credit risk.
Nuveen Short Term Municipal Bond Fund
The Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short Index for the twelve-month reporting period ended March 31, 2020. The performance of the Fund was negatively impacted late in the reporting period by the COVID-19 Coronavirus. Credit spreads widened and prices of portfolio securities generally fell in March 2020, although the Fund was one of few to experience net inflows for the month.
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The Fund outperformed the index throughout much of the reporting period due to advantageous sector, credit quality and duration positioning. However, some of these same factors proved disadvantageous during the historic municipal bond market sell-off in March 2020, causing the portfolio to lag the benchmark for the reporting period overall.
The Fund’s sector positioning with overweightings in health care (predominantly hospitals and to a small extent senior living), transportation, and bank-backed gas-prepay bond segments initially boosted relative performance. From the beginning of the reporting period through the end of February 2020, bonds in these categories generally outpaced the index, bolstered by their higher yields and investors’ appetite for such securities. In March 2020, however, these same sectors were considered more vulnerable to the shutdown of the economy amid the spread of the COVID-19. These sectors underperformed in response to the pandemic and ultimately, in some cases, detracted from the Fund’s relative performance for the reporting period.
The Fund experienced a similar trend from the perspective of the Fund’s overall credit quality positioning. The Fund’s exposure to lower quality investment grade securities (rated A and BBB) and non-investment grade securities (rated BB) was helpful until March 2020, as credit spreads generally narrowed and lower rated bond categories outperformed their higher rated counterparts. Similar to sector weightings, though, this same positioning proved unfavorable in March 2020, generally negating the relative benefit it had previously provided. As credit spreads widened substantially during the reporting period’s final month in March 2020 (indicating that investors were demanding more income from lower quality bonds as compensation for the securities’ higher credit risk), lower rated bonds suffered greater price losses, weighing on the Fund’s results.
From a duration (interest rate) standpoint, the Fund was longer than the benchmark going into the March 2020 market downturn. This stance had been beneficial, given that interest rates had generally been falling over the period. As yields rose throughout the curve in early March 2020, the stress in the financial markets prompted investors to rotate into more defensive assets, including shorter-term bonds. Unlike the experience of many longer maturity funds, this phenomenon drove a sharp increase of shareholder flows into the Fund starting in mid-month March 2020. While we did take advantage of these investment inflows and market price dislocations to buy bonds, the magnitude of the inflows actually proved mildly disadvantageous (from a relative performance standpoint). The cash inflows mildly shortened the Fund’s duration somewhat (despite the Fund’s buying program), and the high grade market subsequently mounted a partial rally toward the very end of the reporting period.
The portfolio’s sector allocations and credit quality positioning remained generally consistent throughout the reporting period. Our late March 2020 purchases found many bonds with attractive yield opportunities and we decided to focus primarily on higher grade credit tiers with good liquidity. The purchases still targeted the Fund’s customary maturity range of approximately 0-5 years, but for now concentrated more heavily on tax-backed and essential service revenue bond sectors.
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Risk Considerations and Dividend Information
Risk Considerations
Nuveen All-American Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
Nuveen Intermediate Duration Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen Limited Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen Short Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
12

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
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14

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen All-American Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/03/88	2.41%	3.36%	5.08%	0.73%
Class A Shares at maximum Offering Price	10/03/88	(1.90)%	2.48%	4.63%	-
S&P Municipal Bond Index	-	3.78%	3.17%	4.21%	-
Lipper General & Insured Municipal Debt Funds Classification Average	-	2.49%	2.69%	3.91%	-
Class C2 Shares	6/02/93	1.76%	2.79%	4.50%	1.28%
Class I Shares	2/06/97	2.60%	3.56%	5.27%	0.53%

	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	1.52%	2.52%	3.70%	1.53%
Class R6 Shares	6/30/16	2.65%	N/A	2.57%	0.49%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	1.27%
Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
16

Nuveen Intermediate Duration Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/13/95	2.28%	2.74%	3.49%	0.67%
Class A Shares at maximum Offering Price	6/13/95	(0.81)%	2.11%	3.17%	-
S&P Municipal Bond Intermediate Index	-	3.59%	3.01%	3.97%	-
Lipper Intermediate Municipal Debt Funds Classification Average	-	2.13%	2.13%	3.08%	-
Class C2 Shares	6/13/95	1.85%	2.18%	2.92%	1.22%
Class I Shares	11/29/76	2.58%	2.96%	3.69%	0.47%

	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	1.48%	1.92%	2.40%	1.47%
*       Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	0.14%
Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Limited Term Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/19/87	1.43%	1.67%	2.27%	0.63%
Class A Shares at maximum Offering Price	10/19/87	(1.07)%	1.15%	2.01%	-
S&P Municipal Bond Short-Intermediate Index	-	2.34%	1.95%	2.48%	-
Lipper Short-Intermediate Municipal Debt Funds Classification Average	-	1.80%	1.48%	1.99%	-
Class C2 Shares	12/01/95	1.05%	1.31%	1.90%	0.98%
Class I Shares	2/06/97	1.63%	1.87%	2.47%	0.43%

	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	0.62%	0.88%	1.02%	1.43%
*       Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
18

Nuveen Short Term Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/25/02	0.96%	0.97%	1.44%	0.72%
Class A Shares at maximum Offering Price	10/25/02	(1.58)%	0.46%	1.18%	-
S&P Municipal Bond Short Index	-	1.81%	1.37%	1.47%	-
Lipper Short Municipal Debt Funds Classification Average	-	1.17%	0.96%	1.08%	-
Class I Shares	10/25/02	1.16%	1.15%	1.63%	0.52%

	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	0.16%	0.19%	0.21%	1.52%
Class C2 Shares	8/31/11	0.60%	0.61%	0.79%	1.06%
*       Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within twelve months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
19

Yields    as of March 31, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of state municipal bond). or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen All-American Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.10%	2.40%	2.66%	3.48%	3.43%
SEC 30-Day Yield	2.12%	1.41%	1.65%	2.45%	2.41%
Taxable-Equivalent Yield (40.8%)[2]	3.57%	2.38%	2.78%	4.13%	4.06%
Nuveen Intermediate Duration Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.45%	1.68%	1.94%	2.71%
SEC 30-Day Yield	1.71%	0.97%	1.21%	1.96%
Taxable-Equivalent Yield (40.8%)[2]	2.88%	1.63%	2.04%	3.30%
Nuveen Limited Term Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.96%	1.20%	1.64%	2.24%
SEC 30-Day Yield	1.41%	0.66%	1.08%	1.64%
Taxable-Equivalent Yield (40.8%)[2]	2.38%	1.11%	1.82%	2.77%
20

Nuveen Short Term Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.57%	0.84%	1.26%	1.85%
SEC 30-Day Yield	1.27%	0.66%	0.90%	1.41%
Taxable-Equivalent Yield (40.8%)[2]	2.14%	1.11%	1.52%	2.38%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.
21

Holding Summaries    as of March 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen All-American Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.2%
Common Stocks	0.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations	101.1%
Floating Rate Obligations	(1.1)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.7%
AAA	5.3%
AA	34.2%
A	26.9%
BBB	12.9%
BB or Lower	6.7%
N/R (not rated)	9.0%
N/A (not applicable)	0.3%
Total	100%
Portfolio Composition (% of total investments)
Transportation	21.5%
Tax Obligation/Limited	16.3%
Health Care	14.7%
Tax Obligation/General	13.2%
Utilities	7.6%
Education and Civic Organizations	7.2%
Water and Sewer	6.9%
Other	12.6%
Total	100%
States and Territories (% of total municipal bonds)
California	20.8%
New York	13.1%
Illinois	7.0%
Texas	5.8%
Florida	5.7%
Colorado	5.2%
Pennsylvania	3.9%
Indiana	2.5%
Wisconsin	2.5%
Washington	2.3%
Missouri	2.3%
Massachusetts	2.1%
Kentucky	2.0%
New Jersey	1.9%
Virginia	1.7%
Arizona	1.6%
Nevada	1.3%
Ohio	1.2%
Michigan	1.2%
Utah	1.2%
Other	14.7%
Total	100%
22

Nuveen Intermediate Duration Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.0%
Common Stocks	0.7%
Short-Term Municipal Bonds	1.8%
Other Assets Less Liabilities	(0.0)%
Net Assets Plus Borrowings	101.5%
Borrowings	(1.5)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.3%
AAA	7.0%
AA	30.4%
A	31.2%
BBB	15.0%
BB or Lower	4.6%
N/R (not rated)	6.8%
N/A (not applicable)	0.7%
Total	100%
Portfolio Composition (% of total investments)
Transportation	16.9%
Health Care	16.8%
Utilities	14.6%
Tax Obligation/Limited	14.0%
Tax Obligation/General	11.0%
Housing/Single Family	5.7%
U.S. Guaranteed	4.6%
Other	16.4%
Total	100%
States and Territories (% of total municipal bonds)
Illinois	11.0%
New York	6.1%
California	6.1%
Pennsylvania	5.7%
Texas	5.7%
Florida	4.9%
New Jersey	4.9%
Indiana	3.4%
Colorado	3.1%
Ohio	3.0%
Washington	2.7%
Louisiana	2.6%
Arizona	2.5%
Georgia	2.4%
Virginia	2.3%
Alabama	2.0%
Connecticut	2.0%
Kentucky	1.8%
Oklahoma	1.7%
National	1.6%
Tennessee	1.6%
Wisconsin	1.5%
Puerto Rico	1.4%
Other	20.0%
Total	100%
23

Holding Summaries    as of March 31, 2020 (continued)
Nuveen Limited Term Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.9%
Common Stocks	1.1%
Short-Term Municipal Bonds	3.2%
Other Assets Less Liabilities	0.5%
Net Assets Plus Borrowings	100.7%
Borrowings	(0.7)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.3%
AAA	8.7%
AA	31.1%
A	36.9%
BBB	12.5%
BB or Lower	2.3%
N/R (not rated)	6.1%
N/A (not applicable)	1.1%
Total	100%
Portfolio Composition (% of total investments)
Utilities	19.5%
Health Care	17.5%
Tax Obligation/Limited	15.1%
Tax Obligation/General	13.1%
Transportation	12.1%
Education and Civic Organizations	3.7%
Other	19.0%
Total	100%
States and Territories (% of total municipal bonds)
Illinois	10.1%
New York	6.9%
Pennsylvania	6.0%
Texas	5.4%
Florida	5.3%
Ohio	5.1%
New Jersey	5.0%
Louisiana	4.8%
Connecticut	3.7%
California	3.3%
Indiana	3.0%
Oklahoma	3.0%
Washington	2.7%
Kentucky	2.7%
Arizona	2.5%
Alabama	2.2%
Colorado	2.1%
Georgia	1.9%
Michigan	1.7%
National	1.5%
Virginia	1.5%
Other	19.6%
Total	100%
24

Nuveen Short Term Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	82.5%
Common Stocks	0.1%
Short-Term Municipal Bonds	11.8%
Other Assets Less Liabilities	5.6%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.6%
AAA	18.2%
AA	33.4%
A	35.6%
BBB	5.7%
BB or Lower	2.2%
N/R (not rated)	4.2%
N/A (not applicable)	0.1%
Total	100%
Portfolio Composition (% of total investments)
Transportation	20.9%
Health Care	18.7%
Tax Obligation/General	15.2%
Utilities	12.8%
Tax Obligation/Limited	9.8%
Education and Civic Organizations	5.5%
Other	17.1%
Total	100%
States and Territories (% of total municipal bonds)
Texas	13.4%
Minnesota	10.2%
New Jersey	5.6%
Illinois	5.3%
Florida	5.1%
Colorado	4.4%
California	4.3%
New York	4.1%
Missouri	3.9%
Alabama	3.7%
Kentucky	3.1%
North Carolina	2.7%
Arizona	2.7%
Washington	2.4%
Nevada	2.4%
Wisconsin	2.3%
New Mexico	2.2%
Pennsylvania	2.1%
Georgia	1.7%
Other	18.4%
Total	100%
25

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2020.
The beginning of the period is October 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen All-American Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 977.41	$ 973.46	$ 974.71	$ 978.74	$ 978.47
Expenses Incurred During the Period	$ 3.31	$ 7.25	$ 6.02	$ 2.18	$ 2.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.65	$1,017.65	$1,018.90	$1,022.80	$1,022.65
Expenses Incurred During the Period	$ 3.39	$ 7.41	$ 6.16	$ 2.23	$ 2.38
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.67%, 1.47%, 1.22%, 0.44% and 0.47% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
26

Nuveen Intermediate Duration Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 990.09	$ 986.09	$ 987.35	$ 991.06
Expenses Incurred During the Period	$ 3.23	$ 7.20	$ 5.96	$ 2.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.75	$1,017.75	$1,019.00	$1,022.75
Expenses Incurred During the Period	$ 3.29	$ 7.31	$ 6.06	$ 2.28
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.65%, 1.45%, 1.20% and 0.45% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Limited Term Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 994.58	$ 990.58	$ 992.71	$ 994.73
Expenses Incurred During the Period	$ 3.04	$ 7.02	$ 4.78	$ 2.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.95	$1,017.95	$1,020.20	$1,022.95
Expenses Incurred During the Period	$ 3.08	$ 7.11	$ 4.85	$ 2.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.61%, 1.41%, 0.96% and 0.41% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Short Term Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 996.03	$ 992.15	$ 994.26	$ 997.16
Expenses Incurred During the Period	$ 3.39	$ 7.37	$ 5.09	$ 2.35
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.60	$1,017.60	$1,019.90	$1,022.65
Expenses Incurred During the Period	$ 3.44	$ 7.47	$ 5.15	$ 2.38
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.68%, 1.48%, 1.02% and 0.47% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Municipal Trust and the Board of Directors of Nuveen Investment Funds, Inc., and Shareholders of
Nuveen All-American Municipal Bond Fund,
Nuveen Intermediate Duration Municipal Bond Fund,
Nuveen Limited Term Municipal Bond Fund and
Nuveen Short Term Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (three of the funds constituting Nuveen Municipal Trust) and Nuveen Short Term Municipal Bond Fund (one of the funds constituting Nuveen Investment Funds, Inc.) (hereafter collectively referred to as the "Funds") as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
June 1, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
28

Nuveen All-American Municipal Bond Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.5%
	MUNICIPAL BONDS – 98.2%
	Alabama – 1.1%
$ 12,015	Alabama Federal Aid Highway Finance Authority, Special Obligation Revenue Bonds, Series 2016A, 5.000%, 9/01/36	9/26 at 100.00	AAA	$14,271,297
1,000	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	B+	897,920
4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc, Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	BBB+	4,778,559
14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A	16,670,934
500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	501,035
12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A	12,683,399
7,985	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	8,267,908
3,055	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	2,917,617
55,245	Total Alabama			60,988,669
	Alaska – 0.3%
	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019:
2,000	4.000%, 4/01/30	4/29 at 100.00	A+	2,327,580
2,045	4.000%, 4/01/31	4/29 at 100.00	A+	2,353,079
2,000	4.000%, 4/01/32	4/29 at 100.00	A+	2,282,920
615	4.000%, 4/01/34	4/29 at 100.00	A+	694,366
3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	AA-	4,782,821
2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	4/20 at 100.00	B3	2,000,220
12,515	Total Alaska			14,440,986
	Arizona – 1.6%
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
1,100	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	1,055,175
1,000	5.375%, 7/01/50, 144A	7/26 at 100.00	BB	971,400
1,250	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019, 5.000%, 7/01/49, 144A	7/29 at 100.00	BB	1,176,788
29

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 585	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/40, 144A	7/28 at 100.00	BB+	$506,885
2,435	Arizona State, State Lottery Revenue Bonds, Refunding Series 2019, 5.000%, 7/01/28	No Opt. Call	AA+	3,079,131
3,045	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	3,112,416
9,405	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	10,428,640
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B:
1,150	4.000%, 7/01/29, 144A	No Opt. Call	Ba2	1,095,099
1,175	5.000%, 7/01/49, 144A	7/29 at 100.00	Ba2	1,101,269
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
1,250	5.000%, 9/01/37	9/28 at 100.00	A2	1,525,875
935	5.000%, 9/01/42	9/28 at 100.00	A2	1,130,032
4,010	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.790%, 1/01/35 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	4,032,336
2,500	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/36	7/27 at 100.00	AAA	3,065,525
185	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	199,465
4,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/31 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (5)	4,038,240
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,199,929
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,714,640
470	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB	472,825
1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.400%, 7/01/47 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,059,650
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2013:
2,205	6.000%, 7/01/33	7/20 at 102.00	BB-	2,134,065
2,325	6.000%, 7/01/43	7/20 at 102.00	BB-	2,053,556
195	6.000%, 7/01/48	7/20 at 102.00	BB-	169,090
440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB-	448,122
400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	400,756
30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (5)	$3,897,252
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A3	1,173,260
13,155	5.000%, 12/01/32	No Opt. Call	A3	15,322,549
7,675	5.000%, 12/01/37	No Opt. Call	A3	9,051,281
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,661,898
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,104,052
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,121,956
1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,059,220
80,015	Total Arizona			89,562,377
	Arkansas – 0.2%
13,340	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	12,012,670
	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30 (Pre-refunded 6/01/20), 144A	6/20 at 100.00	N/R (5)	503,780
1,020	6.000%, 6/01/40 (Pre-refunded 6/01/20), 144A	6/20 at 100.00	N/R (5)	1,028,038
14,860	Total Arkansas			13,544,488
	California – 20.5%
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
14,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	16,168,928
4,300	5.000%, 10/01/36	10/26 at 100.00	BBB+	4,782,632
6,045	5.000%, 10/01/37	10/26 at 100.00	BBB+	6,707,774
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A:
2,350	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,336,864
50	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	49,535
9,715	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/47 (6)	5/40 at 100.00	Aa3	8,256,973
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/38	4/27 at 100.00	AA-	11,036,200
2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,268,180
12,965	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	13,114,746
14,935	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	15,096,597
31

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,450	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B, 4.000%, 4/01/47	4/27 at 100.00	A2	$5,631,376
12,060	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	AA	13,937,260
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA-	11,850,100
4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA-	5,288,398
1,670	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	BBB+	1,973,706
16,400	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	A+	18,618,428
3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	3,448,044
	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	AA	1,727,694
1,105	5.000%, 2/01/31	2/27 at 100.00	AA	1,360,697
485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA-	556,921
13,330	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)	No Opt. Call	AA-	15,214,329
2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA-	2,396,333
2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA-	2,502,654
1,940	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers? Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019, 5.000%, 8/01/49	8/29 at 100.00	AA	2,346,876
8,060	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Green Series 2020A, 5.000%, 11/01/30	No Opt. Call	Aa2	10,525,957
610	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Taxable Series 2019, 5.000%, 10/01/39, 144A	10/27 at 100.00	N/R	587,204
1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,502,056
3,205	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	3,267,273
	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017:
470	5.000%, 10/01/29	10/27 at 100.00	Baa1	528,600
1,165	5.000%, 10/01/30	10/27 at 100.00	Baa1	1,304,159
32

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
$ 1,750	5.000%, 2/01/42	2/27 at 100.00	A-	$1,955,345
8,875	5.000%, 2/01/47	2/27 at 100.00	A-	9,842,996
	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
7,745	5.000%, 7/01/42	7/27 at 100.00	Baa2	8,503,235
7,385	5.000%, 7/01/47	7/27 at 100.00	Baa2	8,057,035
5,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	Baa2	5,489,500
33,900	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB-	36,184,182
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,000	5.000%, 11/01/30	11/26 at 100.00	BBB-	1,123,710
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB-	1,178,133
12,825	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	BB-	12,903,617
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019:
1,625	5.000%, 7/01/39, 144A	1/29 at 100.00	BBB	1,632,881
640	5.000%, 11/21/45, 144A	1/29 at 100.00	BBB	630,861
1,100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB-	1,256,420
1,475	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Ba1	1,438,450
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	Aa3	1,025,910
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Refunding Series 2019B:
2,525	5.000%, 5/01/31	No Opt. Call	Aa3	3,389,737
2,650	5.000%, 5/01/32	No Opt. Call	Aa3	3,616,322
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2019C:
4,825	5.000%, 11/01/32	11/29 at 100.00	Aa3	6,181,597
5,000	5.000%, 11/01/33	11/29 at 100.00	Aa3	6,387,000
5,000	5.000%, 11/01/34	11/29 at 100.00	Aa3	6,364,000
33,630	California State University, Systemwide Revenue Bonds, Series 2018A, 5.000%, 11/01/48	11/28 at 100.00	Aa2	40,419,561
33,000	California State, General Obligation Bonds, Refunding Series 2007, 5.250%, 8/01/32 – AGM Insured	No Opt. Call	AA	45,038,400
33

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
$ 8,000	3.000%, 10/01/34	10/29 at 100.00	Aa2	$8,425,360
8,075	3.000%, 10/01/35	10/29 at 100.00	Aa2	8,470,513
11,500	3.000%, 10/01/36	10/29 at 100.00	Aa2	11,973,570
700	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 5.550%, 3/01/40 – AGM Insured, 144A (IF) (7)	6/20 at 100.00	AA	707,868
1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	5/20 at 100.00	Aa2	1,404,354
12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	Aa2	14,089,680
3,960	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/49	4/29 at 100.00	Aa2	4,809,182
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	1,068,060
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	1,173,348
1,365	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	1,442,177
26,380	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	28,101,559
5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	5,948,074
2,350	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2018A, 5.000%, 3/01/42	3/28 at 100.00	A+	2,822,914
600	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A	701,178
2,900	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57	12/27 at 100.00	A+	3,417,737
	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,000	5.000%, 5/15/47	5/27 at 100.00	Baa1	4,451,840
2,750	5.000%, 5/15/50	5/27 at 100.00	Baa1	3,052,968
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.750%, 7/01/30 (8)	5/20 at 100.00	N/R	648,689
5,300	5.750%, 7/01/35 (8)	5/20 at 100.00	N/R	4,167,337
2,000	5.500%, 7/01/39 (8)	5/20 at 100.00	N/R	1,572,580
	Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Election 2018 Series 2019A:
3,390	3.000%, 6/01/37	6/28 at 100.00	AA	3,568,687
3,705	3.000%, 6/01/38	6/28 at 100.00	AA	3,871,984
3,975	3.000%, 6/01/39	6/28 at 100.00	AA	4,145,408
34

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (5)	$438,868
6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,641,141
5,500	Escondido Union School District, San Diego County, California, General Obligation Bonds, Election 2014 Series 2018B, 4.000%, 8/01/47	8/27 at 100.00	AAA	5,982,295
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	A-	1,106,852
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	6,849,500
1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/20 at 100.00	A	1,407,576
10,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2008 & 2016, Series 2019, 4.000%, 8/01/48	8/27 at 100.00	Aa3	11,013,600
400	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	Aa3	370,940
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
3,425	5.000%, 6/01/35	6/28 at 100.00	BB+	3,928,304
6,285	5.250%, 6/01/47	6/22 at 100.00	N/R	6,160,620
46,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/20 at 20.65	CCC-	8,245,450
9,000	Irvine Ranch Water District, California, Certificates of Participation, Series 2016, 5.250%, 2/01/41	8/26 at 100.00	AAA	10,780,560
1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,015,420
1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,880,228
2,750	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	3,033,635
11,625	Lammersville Schools Finance Authority, California, Lease Revenue Bonds, Cordes Elementary School, Series 2019, 3.000%, 10/01/49 – BAM Insured	10/27 at 100.00	AA	11,858,314
7,000	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2016 Series 2020, 3.000%, 8/01/43	8/27 at 100.00	Aa3	7,202,020
	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2019B:
3,000	3.000%, 8/01/42	8/29 at 100.00	Aa2	3,050,940
21,500	3.000%, 8/01/48	8/29 at 100.00	Aa2	21,623,410
	Long Beach, California, Harbor Revenue Bonds, Series 2017:
1,600	5.000%, 5/15/36 (AMT)	5/27 at 100.00	AA	1,833,760
1,400	5.000%, 5/15/37 (AMT)	5/27 at 100.00	AA	1,600,830
1,410	5.000%, 5/15/40 (AMT)	5/27 at 100.00	AA	1,602,973
35

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Long Beach, California, Harbor Revenue Bonds, Series 2019A:
$ 7,500	5.000%, 5/15/44	5/29 at 100.00	Aa2	$9,005,100
7,500	5.000%, 5/15/49	5/29 at 100.00	Aa2	8,935,950
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A:
9,330	5.000%, 7/01/39	7/28 at 100.00	AAA	11,480,845
10,340	5.000%, 7/01/44	7/28 at 100.00	AAA	12,585,848
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Senior Lien Series 2020A:
10,765	5.000%, 5/15/37	11/29 at 100.00	AA	13,443,547
9,000	5.000%, 5/15/38	11/29 at 100.00	AA	11,193,750
6,935	5.000%, 5/15/39	11/29 at 100.00	AA	8,605,017
4,655	5.000%, 5/15/40	11/29 at 100.00	AA	5,769,733
15,265	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)	11/27 at 100.00	AA-	17,642,371
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/48 (AMT)	5/29 at 100.00	AA-	11,755,400
6,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Refunding Series 2019D, 5.000%, 7/01/49	7/29 at 100.00	Aa2	7,791,616
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D:
7,500	5.000%, 7/01/43	7/28 at 100.00	Aa2	9,093,150
6,000	5.000%, 7/01/48	7/28 at 100.00	Aa2	7,196,880
12,555	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	Aa2	15,443,278
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,300	5.000%, 7/01/34	1/27 at 100.00	AA+	2,795,052
2,500	5.000%, 7/01/35	1/27 at 100.00	AA+	3,025,900
7,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	AA+	8,936,700
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
8,945	5.000%, 7/01/34 – BAM Insured	1/28 at 100.00	AA	10,769,780
7,475	5.000%, 7/01/38	1/28 at 100.00	AAA	8,869,386
15,150	5.250%, 7/01/42	1/28 at 100.00	AAA	18,292,110
	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A:
9,320	5.000%, 6/01/43	6/28 at 100.00	AA	11,191,176
16,990	5.000%, 6/01/48	6/28 at 100.00	AA	20,253,099
2,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/35	6/27 at 100.00	AA	3,019,725
36

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 500	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	$539,990
1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	6/20 at 100.00	AA	1,007,100
1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,048,450
2,565	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A, 5.000%, 10/01/42, 144A	10/28 at 100.00	BBB-	2,441,906
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	3,878,140
2,500	6.500%, 11/01/39	No Opt. Call	A	3,502,450
30,945	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Election 2012, Series 2019A, 3.000%, 8/01/40 – AGM Insured	8/27 at 100.00	AA	32,001,462
11,305	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	5/20 at 100.00	N/R (5)	12,129,248
	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,250	5.000%, 8/15/41	8/26 at 100.00	N/R	1,371,275
2,000	5.000%, 8/15/46	8/26 at 100.00	N/R	2,183,880
	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	615,860
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	611,535
1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (5)	1,748,509
3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA-	3,622,037
5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA-	3,198,910
15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (6)	8/36 at 100.00	AA	18,193,350
4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)	6/20 at 100.00	N/R (5)	4,049,720
5,775	Riverside, California, Sewer Revenue Bonds, Refunding Series 2018A, 5.000%, 8/01/39	8/28 at 100.00	AA-	6,989,829
1,735	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	1,887,194
715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	787,294
37

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C:
$ 4,305	5.000%, 7/01/37 (AMT)	7/28 at 100.00	A+	$4,938,997
6,000	5.000%, 7/01/38 (AMT)	7/28 at 100.00	A+	6,865,260
5,000	5.000%, 7/01/39 (AMT)	7/28 at 100.00	A+	5,710,350
845	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/20 at 100.00	N/R	854,430
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A:
3,000	4.000%, 7/01/37	7/29 at 100.00	A+	3,389,820
3,000	4.000%, 7/01/38	7/29 at 100.00	A+	3,376,890
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
8,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	9,124,160
2,500	5.000%, 7/01/47	7/27 at 100.00	A+	2,940,225
3,615	5.000%, 7/01/47 (AMT)	7/27 at 100.00	A+	4,091,855
6,895	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Subordinate Lien Series 2018A, 5.250%, 8/01/47	8/28 at 100.00	Aa3	8,538,285
	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,156,946
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	7,255,310
12,300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)	5/26 at 100.00	A+	13,636,764
12,715	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	14,290,388
25,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)	5/29 at 100.00	A+	29,009,500
13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB+	14,256,137
9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	A-	10,361,469
2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (AMT)	No Opt. Call	A	2,136,660
5,350	San Rafael Elementary School District, Marin County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	AA+	4,379,242
440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (5)	461,054
275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	281,936
500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (5)	535,130
920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured (Pre-refunded 9/01/20)	9/20 at 100.00	AA (5)	935,309
38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,500	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/47	1/28 at 100.00	BBB+	$3,851,540
5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	6,211,700
	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	2,238,637
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,207,007
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	2,437,441
	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	1,564,550
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,306,184
7,505	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Aa2	6,105,618
11,250	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (6)	No Opt. Call	Aa2	11,036,250
1,068,595	Total California			1,149,056,285
	Colorado – 5.1%
17,840	Auroroa, Colorado, Water Revenue Bonds, Refunding First Lien Green Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AA+	21,128,090
560	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	N/R	532,386
500	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.125%, 12/01/48	6/24 at 103.00	N/R	484,990
750	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	689,250
1,890	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 6.500%, 12/01/47	12/22 at 103.00	N/R	1,814,967
1,400	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	A+	1,504,902
2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	5/20 at 100.00	BB+	2,067,581
3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	3,270,858
2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc High School Project, Series 2010, 5.125%, 12/01/39	5/20 at 100.00	AA-	2,499,925
11,755	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A, 4.000%, 11/15/43	11/29 at 100.00	AA	12,714,326
6,570	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory Put 11/20/25)	No Opt. Call	AA	7,774,478
39

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	$1,359,694
9,985	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	10,009,463
12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	A-	12,286,560
725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (5)	822,114
6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	7,309,063
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,222,180
1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	1,134,441
1,000	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	901,430
8,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	Aa2	9,801,920
1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (5)	1,142,220
1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40 (Pre-refunded 12/01/20)	12/20 at 100.00	BBB+ (5)	2,048,386
850	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	791,002
500	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/39	3/25 at 103.00	N/R	468,720
1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	AA-	1,764,565
5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (AMT)	11/23 at 100.00	A+	5,451,100
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
4,000	5.000%, 12/01/26 (AMT)	No Opt. Call	A+	4,731,880
10,510	5.000%, 12/01/34 (AMT)	12/28 at 100.00	A+	12,446,467
24,390	5.000%, 12/01/35 (AMT)	12/28 at 100.00	A+	28,784,590
19,500	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Current Interest Series 2018A-1, 5.000%, 8/01/48	8/26 at 100.00	AA	22,739,535
40

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
$ 2,250	5.000%, 12/01/26	No Opt. Call	Baa2	$2,364,480
510	5.000%, 12/01/31	12/26 at 100.00	Baa2	521,485
3,500	5.000%, 12/01/32	12/26 at 100.00	Baa2	3,570,210
1,200	5.000%, 12/01/33	12/26 at 100.00	Baa2	1,222,152
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	574,255
300	5.000%, 12/01/35	12/26 at 100.00	Baa2	304,434
	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019:
505	5.000%, 12/01/39, 144A	9/24 at 103.00	N/R	494,446
500	5.000%, 12/01/49, 144A	9/24 at 103.00	N/R	469,150
11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	10,572,941
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	15,705
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	299,268
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	14,128
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	17,067
9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	8,307,303
1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	1,371,758
1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	995,742
1,672	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	5/20 at 100.00	N/R	1,673,739
1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,348,279
705	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	711,726
3,600	Fossil Ridge Metropolitan District No 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,642,156
660	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A, 5.125%, 12/01/38, 144A	6/24 at 103.00	N/R	583,783
	Grand Junction, Colorado, General Fund Revenue Bonds, Improvement Series 2020B:
3,300	4.000%, 3/01/45	3/30 at 100.00	AA	3,790,875
1,975	4.000%, 3/01/49	3/30 at 100.00	AA	2,253,989
9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	8,233,806
41

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
$ 1,695	5.125%, 12/01/37	12/23 at 103.00	N/R	$1,647,862
1,945	5.250%, 12/01/47	12/23 at 103.00	N/R	1,873,463
2,145	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 5.000%, 12/01/45	12/25 at 100.00	Aa2	2,489,551
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
4,950	5.000%, 12/01/39	12/24 at 103.00	N/R	4,576,077
4,345	5.000%, 12/01/49	12/24 at 103.00	N/R	3,827,293
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	A	699,527
3,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A, 4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	AA	3,962,210
6,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	6,268,059
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,170	6.250%, 11/15/28	No Opt. Call	A+	2,586,814
3,580	6.500%, 11/15/38	No Opt. Call	A+	5,080,664
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	Baa3	1,028,813
4,265	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,291,102
2,380	South Sloan's Lake Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019, 4.000%, 12/01/44 – AGM Insured	12/29 at 100.00	AA	2,694,350
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
555	4.000%, 12/01/29	12/24 at 103.00	N/R	513,647
500	5.000%, 12/01/38	12/24 at 103.00	N/R	478,780
575	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	Baa1	656,000
1,310	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019, 5.000%, 12/01/49	9/24 at 103.00	N/R	1,238,382
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	818,048
5,585	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019, 3.250%, 12/15/50 – AGM Insured	12/24 at 103.00	AA	5,807,674
265,942	Total Colorado			285,588,276
42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut – 0.6%
$ 3,065	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2019Q-2, 5.000%, 11/01/30	11/29 at 100.00	A1	$3,949,590
860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/53, 144A	9/26 at 100.00	BB	828,876
4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A, 3.000%, 7/01/39 – AGM Insured	7/29 at 100.00	AA	4,621,275
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (5)	1,057,170
11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA-	12,503,040
1,675	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/35	8/25 at 100.00	A+	1,895,112
6,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	6,816,485
1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (5)	1,903,176
30,400	Total Connecticut			33,574,724
	Delaware – 0.1%
1,190	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa2	1,196,973
1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB	957,730
2,450	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project, Series 2018, 5.000%, 6/01/48	12/28 at 100.00	BBB	2,869,122
600	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/58	1/28 at 100.00	BB+	550,470
5,240	Total Delaware			5,574,295
	District of Columbia – 0.6%
	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Green Series 2019A:
440	5.000%, 10/01/38	10/29 at 100.00	AA+	553,674
1,100	5.000%, 10/01/39	10/29 at 100.00	AA+	1,381,809
	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Series 2019B:
1,205	5.000%, 10/01/36	10/29 at 100.00	AA+	1,526,856
1,355	5.000%, 10/01/37	10/29 at 100.00	AA+	1,710,877
2,000	District of Columbia, Federal Highway Grant Anticipation Revenue Bonds, Series 2020, 5.000%, 12/01/32	12/29 at 100.00	AA	2,556,040
480	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/35	10/29 at 100.00	A-	503,083
43

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 1,635	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/38	10/29 at 100.00	A-	$1,697,555
2,000	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (AMT)	10/21 at 100.00	AA-	2,094,260
	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Series 2018A:
8,470	5.000%, 10/01/33 (AMT)	10/28 at 100.00	AA-	10,084,467
3,000	5.000%, 10/01/34 (AMT)	10/28 at 100.00	AA-	3,557,970
3,000	5.000%, 10/01/35 (AMT)	10/28 at 100.00	AA-	3,543,330
3,500	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/34 (AMT)	10/29 at 100.00	AA-	4,218,760
28,185	Total District of Columbia			33,428,681
	Florida – 5.4%
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	314,226
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,383,743
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	1,266,287
430	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/20 at 100.00	N/R	365,870
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019A:
4,345	5.000%, 9/01/44	9/29 at 100.00	A1	5,287,778
9,735	5.000%, 9/01/49	9/29 at 100.00	A1	11,398,906
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured (Pre-refunded 10/01/21)	10/21 at 100.00	AA (5)	6,341,940
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020:
245	5.000%, 12/15/40, 144A	7/26 at 100.00	N/R	238,407
4,500	5.000%, 12/15/50, 144A	7/26 at 100.00	N/R	4,229,145
	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/01/40	7/25 at 100.00	CCC+	976,020
1,380	5.000%, 7/01/50	7/25 at 100.00	CCC+	888,651
12,970	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	13,467,789
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A:
500	4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	474,785
565	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	536,852
610	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	563,372
44

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 7,060	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2016B, 4.000%, 7/01/39	7/26 at 100.00	A+	$7,729,147
910	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)	10/27 at 100.00	N/R	984,829
1,125	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,266,131
1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,006,290
2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	2,990,331
1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	1,611,778
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	B+	1,007,720
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
585	5.500%, 6/15/22, 144A	No Opt. Call	N/R	591,956
500	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	503,940
1,100	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	1,099,197
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,214,240
1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,528,980
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
37,800	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/20 at 105.00	N/R	33,508,566
1,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/20 at 105.00	N/R	884,330
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
450	4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	431,527
550	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	522,340
6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	A-	7,187,804
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,322,240
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,093,310
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,264,300
	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2020A:
3,025	3.000%, 6/01/34	6/30 at 100.00	AAA	3,257,108
3,115	3.000%, 6/01/35	6/30 at 100.00	AAA	3,339,654
3,205	3.000%, 6/01/36	6/30 at 100.00	AAA	3,422,459
45

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	$827,921
3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)	10/24 at 100.00	AA-	3,441,623
	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A:
6,285	5.250%, 10/01/42	10/27 at 100.00	AA	7,688,503
3,930	5.250%, 10/01/47	10/27 at 100.00	AA	4,779,666
665	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	5/20 at 100.00	BB-	665,047
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB-	875,822
1,375	5.750%, 6/15/42	6/22 at 100.00	BB-	1,346,194
6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45 (Pre-refunded 11/15/24)	11/24 at 100.00	N/R (5)	8,042,100
	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (AMT), 144A	6/20 at 100.00	A-	888,894
9,500	4.200%, 12/15/25 (AMT), 144A	6/20 at 100.00	A-	9,537,525
6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,076,835
7,405	Miami Beach, Florida, Stormwater Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/47	9/22 at 100.00	AA-	8,024,947
860	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children's Hospital, Refunding Series 2017, 5.000%, 8/01/36	8/27 at 100.00	A+	1,030,203
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1:
1,250	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (5)	1,276,362
335	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	A (5)	342,065
12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (AMT)	10/25 at 100.00	A	13,588,157
	Miami-Dade County, Florida, General Obligation Bonds, Public Health Trust Program Series 2018A:
6,990	5.000%, 7/01/46	7/29 at 100.00	AA	8,423,859
7,575	5.000%, 7/01/47	7/29 at 100.00	AA	9,120,376
22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)	10/22 at 100.00	AA- (5)	24,323,481
7,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Series 2019A, 5.000%, 10/01/47	4/29 at 100.00	A+	8,645,550
46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
$ 550	4.500%, 6/01/27	6/21 at 100.00	BBB	$553,883
625	5.000%, 6/01/32	6/21 at 100.00	BBB	630,937
750	5.000%, 6/01/36	6/21 at 100.00	BBB	756,112
875	5.125%, 6/01/42	6/21 at 100.00	BBB	881,081
325	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/49	10/29 at 100.00	BBB+	394,154
	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019:
615	5.000%, 7/01/29	No Opt. Call	N/R	633,345
180	5.000%, 7/01/39	7/29 at 100.00	N/R	180,648
5,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	A-	6,068,960
1,006	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,022,750
	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A:
5,000	5.250%, 11/15/39	11/26 at 103.00	N/R	4,149,700
1,015	5.500%, 11/15/49	11/26 at 103.00	N/R	831,173
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
5,000	5.000%, 8/15/31	8/27 at 100.00	AA-	6,098,600
3,655	5.000%, 8/15/47	8/27 at 100.00	AA-	4,183,111
500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A-	555,945
35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	37,211
210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	165,270
170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (9)	5/20 at 100.00	N/R	2
475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (9)	5/20 at 100.00	N/R	5
435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/20 at 100.00	N/R	376,784
270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/20 at 100.00	N/R	183,195
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (9)	5/20 at 100.00	N/R	3
250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	258,943
47

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,495	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	$1,527,815
	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Refunding Series 2017:
2,380	5.000%, 10/15/42	10/27 at 100.00	A+	2,708,321
3,000	5.000%, 10/15/47	10/27 at 100.00	A+	3,387,570
13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A-	14,509,820
	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
470	5.125%, 5/01/36	5/28 at 100.00	N/R	468,867
930	5.500%, 5/01/46	5/28 at 100.00	N/R	954,896
284,591	Total Florida			300,966,179
	Georgia – 0.8%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
2,500	6.750%, 1/01/35	1/28 at 100.00	N/R	2,674,575
1,000	7.000%, 1/01/40	1/28 at 100.00	N/R	1,074,270
2,000	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Series 2019D, 4.000%, 7/01/39 (AMT)	7/29 at 100.00	AA-	2,140,540
10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	A+ (5)	10,465,000
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A:
1,250	5.000%, 1/01/35	7/28 at 100.00	A	1,439,912
700	5.000%, 1/01/36	7/28 at 100.00	A	803,705
940	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,008,404
1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured (Pre-refunded 12/01/20)	12/20 at 100.00	AA (5)	1,032,240
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,012,426
1,000	5.500%, 9/15/28	No Opt. Call	A+	1,212,240
3,170	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	3,304,598
5,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A2	5,645,400
1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa1	1,644,155
13,120	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A+	14,153,069
44,230	Total Georgia			47,610,534
48

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Guam – 0.1%
$ 1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	$1,025,895
2,000	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,035,980
1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A- (5)	1,016,025
965	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31 (AMT)	5/29 at 100.00	Ba1	971,427
1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	1,686,459
6,600	Total Guam			6,735,786
	Hawaii – 0.1%
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	AA-	1,614,060
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,022,390
4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	AA-	5,008,999
7,045	Total Hawaii			7,645,449
	Idaho – 0.2%
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	2,315,341
205	5.000%, 9/01/37	9/26 at 100.00	BB+	228,987
	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A:
2,435	5.000%, 3/01/36	9/28 at 100.00	A-	2,918,932
2,250	5.000%, 3/01/37	9/28 at 100.00	A-	2,686,410
2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB-	2,120,060
9,190	Total Idaho			10,269,730
	Illinois – 6.9%
1,330	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, School Series 2017, 5.000%, 2/01/36 – AGM Insured	2/27 at 100.00	AA	1,561,673
	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,295	5.000%, 12/15/30 – AGM Insured (Pre-refunded 12/15/21)	12/21 at 100.00	AA (5)	1,379,952
705	5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	748,139
	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	Baa2	1,196,658
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	Baa2	1,419,763
67,800	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	72,104,622
625	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	BB	623,237
1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	BB	1,229,944
49

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,505	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB	$4,548,698
35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	BB	38,554,787
2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,203,299
1,414	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	1,404,060
3,180	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (AMT)	1/25 at 100.00	A	3,442,668
900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	910,341
8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	9,468,545
920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	959,054
13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	14,200,045
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	1/21 at 100.00	BBB+	392,008
1,035	5.000%, 1/01/40	1/21 at 100.00	BBB+	1,015,821
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	1,006,830
7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	7,769,615
1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,334,494
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,312,409
935	5.000%, 1/01/25	No Opt. Call	BBB+	961,292
2,500	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,568,075
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	716,907
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,198,338
5,485	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A, 5.000%, 1/01/27	No Opt. Call	BBB+	5,684,654
2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,272,314
715	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	736,286
4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	A+	4,473,433
2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	BB	2,037,400
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35 (Pre-refunded 2/01/21)	2/21 at 38.17	AA- (5)	377,910
750	0.000%, 2/01/36 (Pre-refunded 2/01/21)	2/21 at 35.47	AA- (5)	263,438
50

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47	11/28 at 100.00	A	$5,519,500
1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,446,284
2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	AA+	2,499,995
	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010:
710	6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	714,182
1,290	6.125%, 5/15/27	5/20 at 100.00	BBB-	1,292,670
3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (5)	4,115,885
10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	12,319,833
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A:
265	6.000%, 5/15/39	5/20 at 100.00	A	266,717
1,635	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	1,643,077
10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	12,167,847
1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA-	1,550,778
895	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A-	992,448
20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	AA-	21,301
1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,255,832
4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA-	4,209,480
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B:
470	5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	476,716
930	5.000%, 8/15/26	8/20 at 100.00	AA-	942,527
1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA- (5)	1,556,265
4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized - Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (7)	6/20 at 100.00	AA+	4,006,320
7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,364,100
8,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/30	1/26 at 100.00	BBB	8,227,920
5,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/27	5/24 at 100.00	BBB	5,155,350
5,325	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/24	No Opt. Call	BBB	5,593,540
51

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Series 2012A:
$ 5,520	5.000%, 3/01/25	3/22 at 100.00	BBB	$5,636,086
5,910	5.000%, 3/01/26	3/22 at 100.00	BBB	6,019,690
500	5.000%, 3/01/27	3/22 at 100.00	BBB	507,655
1,440	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28	7/23 at 100.00	BBB	1,480,608
5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	A-	5,056,550
3,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2, 5.500%, 1/01/30, 144A	5/20 at 100.00	N/R	2,667,780
875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB	876,015
1,280	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BBB	1,296,538
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB	5,305,122
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A:
10,585	4.000%, 6/15/50	12/29 at 100.00	BBB	9,666,116
5,000	4.000%, 6/15/50 – BAM Insured	12/29 at 100.00	AA	5,096,100
1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB	1,203,477
8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	7,767,879
10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	5,908,200
1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,015,564
845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	879,248
3,890	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	4,054,586
4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA+	5,568,240
3,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second Lien Series 2020A, 5.000%, 1/01/30	No Opt. Call	AA-	3,554,250
1,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A, 5.000%, 1/01/36	1/28 at 100.00	AA-	1,135,600
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	16,448,289
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,935,750
5,000	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A, 4.000%, 4/01/32	4/23 at 100.00	A1	5,211,750
52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A-	$ 8,164,605
370,770	Total Illinois			385,870,974
	Indiana – 2.5%
695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	662,523
5,215	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 5.250%, 10/15/20	No Opt. Call	A+	5,302,925
1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.625%, 10/01/29	5/20 at 100.00	B	1,401,190
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,474,678
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	4,896,925
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016:
3,710	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	3,679,355
6,075	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,944,570
5,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2018, 4.000%, 6/01/44	12/28 at 100.00	A1	5,437,100
1,640	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Baa1	1,764,755
3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,100,710
6,495	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health, Series 2018A, 5.000%, 11/01/43	11/28 at 100.00	AA-	7,862,132
9,215	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (AMT)	7/23 at 100.00	A-	9,150,864
15,205	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	17,665,321
8,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	AA	9,133,760
2,200	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 5.000%, 11/15/46	11/26 at 100.00	AA+	2,542,892
	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus Bonds, Courthouse & Jail Project, Series 2019A:
6,490	5.000%, 2/01/44	2/29 at 100.00	AAA	7,886,778
23,520	5.000%, 2/01/49	2/29 at 100.00	AAA	28,154,146
3,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Series 2019B, 1.450%, 6/01/21	6/20 at 100.00	N/R	3,000,120
53

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
$ 1,530	5.000%, 4/01/26	4/22 at 100.00	Ba1	$1,601,803
1,400	5.000%, 4/01/27	4/22 at 100.00	Ba1	1,464,134
1,560	5.000%, 4/01/29	4/22 at 100.00	Ba1	1,628,936
	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
275	5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	279,826
9,185	7.000%, 1/01/44 (AMT)	1/24 at 100.00	N/R	9,550,379
5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc, Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	5,472,950
127,205	Total Indiana			140,058,772
	Iowa – 0.7%
2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	2,292,085
4,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health, Series 2016E, 4.000%, 8/15/46	2/26 at 100.00	AA-	4,221,920
2,980	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	2,797,564
5,375	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	5,502,119
3,920	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	3,998,518
1,015	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	4/20 at 104.00	BB-	1,026,043
15,765	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2018A, 3.750%, 12/01/33 (AMT)	12/26 at 100.00	A	16,335,535
2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	5/20 at 100.00	B-	1,989,049
37,375	Total Iowa			38,162,833
	Kansas – 0.1%
	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016:
1,500	5.000%, 12/01/36	12/26 at 100.00	Ba1	1,687,905
1,320	5.000%, 12/01/41	12/26 at 100.00	Ba1	1,471,879
730	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	5/20 at 100.00	BBB	731,723
3,550	Total Kansas			3,891,507
	Kentucky – 2.0%
230	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/35	2/30 at 100.00	BBB-	249,902
54

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
$ 2,545	5.000%, 9/01/43	9/28 at 100.00	A2	$3,048,859
2,600	5.000%, 9/01/48	9/28 at 100.00	A2	3,090,256
6,345	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A	6,584,778
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (5)	2,518,675
2,480	6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (5)	2,499,319
2,630	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	3,078,547
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
5,655	5.000%, 7/01/37	7/25 at 100.00	BBB+	5,735,414
2,050	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,047,663
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018:
2,000	5.000%, 5/01/35	5/28 at 100.00	A1	2,288,180
2,500	5.000%, 5/01/36	5/28 at 100.00	A1	2,851,300
4,000	5.000%, 5/01/37	5/28 at 100.00	A1	4,550,600
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 122, Series 2019A:
1,000	4.000%, 11/01/35	11/28 at 100.00	A1	1,114,070
1,250	4.000%, 11/01/36	11/28 at 100.00	A1	1,388,450
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2016A, 3.000%, 5/15/35	11/25 at 100.00	AA	3,125,880
	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2016A:
5,735	5.000%, 10/01/31	10/26 at 100.00	A+	6,852,866
2,785	4.000%, 10/01/35	10/26 at 100.00	A+	3,078,121
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	N/R	5,174,150
12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	13,186,050
35,940	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	37,766,471
1,635	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	1,650,761
104,630	Total Kentucky			111,880,312
	Louisiana – 0.6%
25,965	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	27,053,453
55

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	$1,058,160
2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A3	2,333,241
1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	1,179,538
1,135	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B, 4.000%, 12/01/49 – AGM Insured	12/28 at 100.00	AA	1,255,140
31,180	Total Louisiana			32,879,532
	Maine – 0.3%
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BB	2,114,780
10,390	6.750%, 7/01/41	7/21 at 100.00	BB	10,964,775
1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,679,402
	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	A-	504,316
1,000	5.000%, 7/01/27	7/23 at 100.00	A-	1,095,010
15,515	Total Maine			16,358,283
	Maryland – 0.8%
15,185	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2019, 3.000%, 10/01/34	10/27 at 100.00	AAA	16,115,992
	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal Project, Series 2019A:
450	5.000%, 6/01/44 (AMT)	6/29 at 100.00	Baa3	480,884
900	5.000%, 6/01/49 (AMT)	6/29 at 100.00	Baa3	954,531
14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (7)	2/25 at 100.00	A	16,087,929
8,390	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016, 5.000%, 5/01/41	5/26 at 100.00	AA	9,689,191
39,275	Total Maryland			43,328,527
	Massachusetts – 2.0%
8,620	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Capital Appreciation Series 2016A, 0.000%, 7/01/32	7/26 at 85.54	AA	6,551,114
	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2019A:
9,000	5.000%, 1/01/33	1/29 at 100.00	A+	11,532,150
7,000	5.000%, 1/01/34	1/29 at 100.00	A+	8,944,040
2,145	5.000%, 1/01/35	1/29 at 100.00	A+	2,731,271
1,000	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	971,970
56

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 0.000%, 10/15/37 (9)	5/20 at 100.00	N/R	$3,262,500
	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K:
1,315	5.000%, 7/01/31	7/29 at 100.00	A	1,621,750
1,250	5.000%, 7/01/32	7/29 at 100.00	A	1,537,600
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,380,876
5,590	5.000%, 7/01/37	7/26 at 100.00	BBB	6,402,954
10,410	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/47	1/27 at 100.00	BBB+	11,493,785
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	1,613,370
1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB	1,074,082
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
2,500	5.000%, 7/01/39	1/29 at 100.00	BBB+	2,898,975
10,165	5.000%, 7/01/44	1/29 at 100.00	BBB+	11,455,345
	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
3,490	5.000%, 6/01/43	6/28 at 100.00	AA-	4,213,791
6,210	5.000%, 6/01/48	6/28 at 100.00	AA-	7,438,276
18,045	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/43 (AMT)	7/26 at 100.00	AA	20,457,255
3,010	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	3,360,876
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/43	11/27 at 100.00	Aa1	6,021,150
102,835	Total Massachusetts			114,963,130
	Michigan – 1.2%
4,425	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	4,227,556
800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, WA Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured (Pre-refunded 6/01/20)	6/20 at 100.00	AA (5)	805,200
5,505	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Limited Tax Series 2019, 3.000%, 5/01/49	5/29 at 100.00	AA	5,684,573
2,485	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	3,014,554
57

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A:
$ 16,670	4.000%, 2/15/47	8/29 at 100.00	AA-	$18,151,796
8,570	4.000%, 2/15/50	8/29 at 100.00	AA-	9,265,370
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI:
145	5.000%, 12/01/45 (Pre-refunded 6/01/26)	6/26 at 100.00	N/R (5)	175,911
9,970	5.000%, 12/01/45	6/26 at 100.00	AA-	11,295,910
140	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/20 at 100.00	BBB-	140,218
	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
205	6.000%, 10/01/21	No Opt. Call	B	198,364
500	7.000%, 10/01/31	10/21 at 100.00	B	459,700
1,000	7.000%, 10/01/36	10/21 at 100.00	B	882,690
1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,573,359
1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	5/20 at 100.00	BBB-	1,252,050
1,195	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	5/20 at 100.00	N/R	1,106,666
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa2	798,030
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,131,240
5,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A+	5,579,750
62,160	Total Michigan			66,742,937
	Minnesota – 0.8%
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	269,238
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	145,923
270	5.000%, 7/01/47	7/24 at 102.00	N/R	251,389
4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	3,588,948
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc, Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	214,005
675	5.250%, 1/01/46	1/23 at 100.00	N/R	558,475
58

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
$ 1,555	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	$1,545,872
1,250	5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	1,222,812
2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,417,487
3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,953,440
2,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	2,434,117
500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB-	500,650
16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)	10/22 at 100.00	BBB-	16,078,475
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
2,500	5.000%, 11/15/27 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (5)	3,008,700
2,080	5.250%, 11/15/28 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	2,132,333
535	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	548,461
235	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (5)	282,818
3,750	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3 (5)	4,269,075
42,760	Total Minnesota			42,422,218
	Mississippi – 0.2%
5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,575,950
3,430	University of Mississippi Educational Building Corporation, Revenue Bonds, Facilities Refinancing Project, Refunding Series 2019A, 3.000%, 10/01/34	10/29 at 100.00	Aa2	3,657,512
8,430	Total Mississippi			9,233,462
	Missouri – 2.3%
3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,999,914
2,205	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	5/20 at 100.00	A-	2,209,388
2,500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2018A, 6.000%, 3/01/38	3/29 at 100.00	AA+	3,393,325
5,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, 5.000%, 3/01/44 (AMT)	3/29 at 100.00	A	5,599,800
59

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
$ 18,000	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A	$20,073,240
2,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A	2,213,220
2,475	5.000%, 3/01/55 – AGM Insured (AMT)	3/29 at 100.00	AA	2,776,975
15,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	15,910,800
8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,606,644
1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	1,271,987
10,594	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2016D, 3.400%, 11/01/46	11/25 at 100.00	AA+	11,041,774
4,139	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017C, 3.300%, 12/01/47	2/27 at 100.00	AA+	4,331,116
2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	2,607,547
15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	16,327,177
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	3,802,950
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	5,169,010
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	4,464,625
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	4,838,960
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	4,006,320
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	1,291,460
1,288	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/20 at 100.00	N/R	1,229,976
1,377	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	5/20 at 100.00	N/R	780,470
128,548	Total Missouri			126,946,678
	Montana – 0.3%
2,505	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	A	2,977,919
1,910	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	BBB	2,173,370
9,130	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A, 5.000%, 8/15/48	8/28 at 100.00	AA-	11,020,092
13,545	Total Montana			16,171,381
	Nebraska – 0.8%
3,075	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/30	No Opt. Call	A	3,654,330
60

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	$4,288,200
1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A	1,971,629
	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2016A:
18,465	5.000%, 2/01/46 (UB) (7)	2/26 at 100.00	A+	21,298,270
10,000	5.000%, 2/01/49 (UB) (7)	2/26 at 100.00	A+	11,436,200
37,280	Total Nebraska			42,648,629
	Nevada – 1.3%
	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
265	5.000%, 9/01/29	9/27 at 100.00	A-	319,145
750	5.000%, 9/01/30	9/27 at 100.00	A-	900,780
730	5.000%, 9/01/32	9/27 at 100.00	A-	872,554
1,965	5.000%, 9/01/42	9/27 at 100.00	A-	2,293,627
1,150	5.000%, 9/01/47	9/27 at 100.00	A-	1,336,243
13,600	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48	6/28 at 100.00	AA+	16,517,336
10,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/30	7/29 at 100.00	Aa3	12,215,200
4,765	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	4,114,625
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,114,166
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,623,834
2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,603,925
20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/46 (UB) (7)	6/26 at 100.00	AA+	22,876,000
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
85	4.000%, 6/01/20	No Opt. Call	N/R	85,052
680	4.000%, 6/01/21	No Opt. Call	N/R	682,781
310	5.000%, 6/01/23	No Opt. Call	N/R	319,790
200	4.250%, 6/01/24	6/23 at 103.00	N/R	200,818
1,750	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,795,745
61

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
$ 470	2.500%, 6/15/24, 144A	No Opt. Call	Ba2	$454,805
790	2.750%, 6/15/28, 144A	No Opt. Call	Ba2	737,291
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
20	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	20,963
25	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	26,204
365	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (5)	382,812
63,345	Total Nevada			71,493,696
	New Hampshire – 0.3%
8,806	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	9,324,660
8,170	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, 144A (AMT)	7/23 at 100.00	B1	8,141,977
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,000	5.000%, 8/01/34	2/28 at 100.00	A	1,216,960
725	5.000%, 8/01/36	2/28 at 100.00	A	876,924
18,701	Total New Hampshire			19,560,521
	New Jersey – 1.9%
4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	4,842,928
1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,434,978
3,215	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 4.000%, 7/01/34	7/27 at 100.00	BBB+	3,237,151
9,090	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	A-	10,103,989
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019MMM:
2,580	4.000%, 6/15/35	12/29 at 100.00	A-	2,588,978
1,665	4.000%, 6/15/36	12/29 at 100.00	A-	1,664,767
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
1,000	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB-	1,000,000
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB-	1,641,750
2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	BB-	2,243,748
835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (5)	841,446
62

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,640	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology Issue, Green Series 2020A, 4.000%, 7/01/50	7/30 at 100.00	BBB+	$1,547,898
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	AA	1,180,600
1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,538,928
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019:
1,000	4.000%, 7/01/35	7/29 at 100.00	A+	1,103,320
1,000	4.000%, 7/01/36	7/29 at 100.00	A+	1,099,510
1,000	4.000%, 7/01/37	7/29 at 100.00	A+	1,096,050
1,000	4.000%, 7/01/39	7/29 at 100.00	A+	1,089,570
1,030	4.000%, 7/01/44	7/29 at 100.00	A+	1,111,257
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,475	5.000%, 6/15/30	6/26 at 100.00	A+	1,630,952
1,035	5.000%, 6/15/31	6/26 at 100.00	A+	1,141,667
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
11,305	5.000%, 12/15/32	12/28 at 100.00	A-	12,217,427
6,000	5.000%, 12/15/33	12/28 at 100.00	A-	6,443,820
14,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 5.250%, 6/15/43	12/28 at 100.00	A-	14,944,860
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
9,000	4.000%, 6/15/36	12/28 at 100.00	A-	8,998,740
10,000	4.000%, 6/15/37	12/28 at 100.00	A-	9,949,700
3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,842,702
1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	1,905,165
6,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	5,942,382
101,180	Total New Jersey			106,384,283
	New Mexico – 0.0%
3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida Llena Project, Series 2010A, 5.875%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	BBB- (5)	3,031,320
	New York – 13.0%
11,125	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	Ba1	11,245,372
63

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A:
$ 500	4.500%, 6/01/27	6/24 at 103.00	BBB	$529,285
250	5.000%, 6/01/35	6/24 at 103.00	BBB	269,430
1,440	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,683,878
2,500	Build New York City Resource Corporation, New York, Revenue Bonds, Manhattan College, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A-	2,946,550
2,400	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	2,577,216
3,500	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health System Obligated Group Series 2019A, 4.000%, 7/01/45	7/29 at 100.00	BBB+	3,715,915
8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A-	9,274,141
4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured (Pre-refunded 7/01/20)	7/20 at 100.00	AA (5)	5,008,712
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB-	114,329
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB-	339,087
	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2019A:
10,300	5.000%, 10/01/28	10/27 at 100.00	Aa3	12,939,272
2,790	5.000%, 10/01/33	10/27 at 100.00	Aa3	3,458,456
4,450	Dormitory Authority of the State of New York, Revenue Bonds, State University of New York Dormitory Facilities, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	Aa3	5,459,304
	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	620,825
175	5.000%, 7/01/32	7/27 at 100.00	A+	215,934
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015E, 3.250%, 3/15/35	9/23 at 100.00	AA+	7,701,450
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/36	3/29 at 100.00	Aa1	2,504,220
21,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/47	2/30 at 100.00	Aa1	23,643,690
14,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 5.000%, 3/15/38	3/28 at 100.00	AA+	17,141,740
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C:
8,000	5.000%, 3/15/36	3/28 at 100.00	AA+	9,861,360
10,000	5.000%, 3/15/37	3/28 at 100.00	AA+	12,288,300
1,365	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	1,389,106
64

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
$ 245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (5)	$254,805
155	5.750%, 2/15/47	2/21 at 100.00	Aa2	160,379
6,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A	7,635,095
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured (Pre-refunded 5/01/21)	5/21 at 100.00	AA (5)	1,042,760
1,980	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A (5)	2,064,665
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34	7/27 at 100.00	AA-	1,732,108
1,000	5.000%, 7/01/36	7/27 at 100.00	AA-	1,228,510
1,000	5.000%, 7/01/37	7/27 at 100.00	AA-	1,224,650
7,100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A-	8,346,831
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann's Community Project, Series 2019:
1,120	4.000%, 1/01/30	1/26 at 103.00	N/R	1,018,170
1,215	5.000%, 1/01/40	1/26 at 103.00	N/R	1,127,083
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A-	261,884
300	5.000%, 7/01/24	No Opt. Call	A-	344,220
210	5.000%, 7/01/26	7/24 at 100.00	A-	239,914
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	3.163%, 10/01/37 (9)	5/20 at 100.00	N/R	2,310,000
1,000	3.231%, 10/01/46 (9)	5/20 at 100.00	N/R	770,000
715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	5/20 at 100.00	AA	722,364
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	1,174,960
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37	6/27 at 100.00	AA+	6,057,200
21,515	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	26,186,122
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series FF-2:
9,760	4.000%, 6/15/37	6/29 at 100.00	AA+	11,268,506
10,720	4.000%, 6/15/41	6/29 at 100.00	AA+	12,201,182
8,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series AA, 4.000%, 6/15/38	12/29 at 100.00	AA+	9,251,680
65

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,200	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1, 4.000%, 6/15/40	12/29 at 100.00	AA+	$5,967,780
8,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-2, 4.000%, 6/15/41	12/29 at 100.00	AA+	9,158,960
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018 Series Subseries S-4A, 5.000%, 7/15/33	7/28 at 100.00	AA	3,733,740
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1, 5.000%, 7/15/35	7/27 at 100.00	AA	6,053,750
22,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/35	7/28 at 100.00	AA	27,148,880
13,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2020 Subseries S-1B, 3.000%, 7/15/49	7/29 at 100.00	AA	13,255,450
4,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/36	7/25 at 100.00	AA	4,618,600
15,085	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	17,229,333
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
12,000	5.000%, 8/01/40	8/28 at 100.00	AAA	14,587,800
7,220	5.000%, 8/01/42	8/28 at 100.00	AAA	8,737,644
7,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries A-3, 3.000%, 5/01/45	5/29 at 100.00	AAA	7,129,990
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries B-1:
7,300	4.000%, 11/01/37	11/29 at 100.00	AAA	8,428,872
5,875	4.000%, 11/01/38	11/29 at 100.00	AAA	6,755,192
14,965	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/44	3/28 at 100.00	Aa1	17,889,161
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
7,000	5.000%, 4/01/39	4/28 at 100.00	Aa1	8,449,490
9,775	5.000%, 4/01/43	4/28 at 100.00	Aa1	11,729,804
5,000	5.000%, 4/01/45	4/28 at 100.00	Aa1	5,975,250
	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1:
3,800	5.000%, 12/01/40	12/28 at 100.00	Aa1	4,635,924
13,695	5.000%, 12/01/44	12/28 at 100.00	Aa1	16,576,976
	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1:
20,890	3.000%, 8/01/36	8/29 at 100.00	Aa1	21,101,407
20,000	4.000%, 8/01/44	8/29 at 100.00	Aa1	22,628,800
20,730	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	21,053,181
6,235	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 1, 2.450%, 9/15/69	3/29 at 100.00	N/R	5,988,343
66

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	$954,820
2,465	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	2,353,557
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,:
1,000	5.000%, 6/15/31	6/29 at 100.00	AAA	1,293,150
2,300	5.000%, 6/15/32	6/29 at 100.00	AAA	2,964,194
2,000	5.000%, 6/15/35	6/29 at 100.00	AAA	2,553,000
2,740	5.000%, 6/15/36	6/29 at 100.00	AAA	3,480,266
9,015	3.000%, 6/15/38	6/29 at 100.00	AAA	9,458,899
24,465	5.000%, 6/15/42	6/27 at 100.00	AAA	29,329,376
15,000	5.000%, 6/15/46	6/27 at 100.00	AAA	17,859,450
7,820	5.000%, 6/15/48	6/28 at 100.00	AAA	9,470,333
2,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B, 4.000%, 1/01/39	1/30 at 100.00	A2	2,218,200
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
2,495	5.000%, 8/01/20 (AMT)	No Opt. Call	BB	2,495,000
2,660	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	2,652,978
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
4,000	5.000%, 1/01/23 (AMT)	No Opt. Call	Baa3	4,039,960
20,500	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	20,354,655
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (AMT)	7/24 at 100.00	AA	8,277,690
6,060	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	6,151,870
8,280	5.250%, 1/01/50 (AMT)	7/24 at 100.00	BBB	8,521,114
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Sixteen Series 2019:
5,000	4.000%, 9/01/45	9/29 at 100.00	AA-	5,529,000
7,855	4.000%, 9/01/49	9/29 at 100.00	AA-	8,656,917
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB+	805,168
1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB-	1,206,516
67

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
$ 3,900	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	$4,524,663
5,000	5.000%, 2/01/26 – AGM Insured	No Opt. Call	AA	5,949,350
3,675	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,476,591
8,260	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37	5/27 at 100.00	AA-	9,834,356
24,510	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2019A, 5.000%, 11/15/49	5/29 at 100.00	AA-	29,712,493
1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA-	1,606,024
1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A3	1,422,176
4,405	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	3,659,101
8,000	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	8,387,280
5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	5,737,576
640,685	Total New York			726,320,710
	North Carolina – 0.4%
1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 3.733%, 7/01/38, 144A (IF) (7)	7/20 at 100.00	AAA	1,822,150
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (5)	1,084,000
	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	342,075
890	5.000%, 10/01/37	10/24 at 102.00	N/R	899,835
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB	2,059,445
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB	1,069,491
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB	4,579,159
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2020A:
1,750	5.000%, 5/01/30 (AMT)	No Opt. Call	Aa3	2,170,157
1,750	5.000%, 5/01/31 (AMT)	5/30 at 100.00	Aa3	2,158,328
1,600	5.000%, 5/01/32 (AMT)	5/30 at 100.00	Aa3	1,964,560
1,645	5.000%, 5/01/33 (AMT)	5/30 at 100.00	Aa3	2,012,773
1,600	5.000%, 5/01/34 (AMT)	5/30 at 100.00	Aa3	1,951,088
375	5.000%, 5/01/35 (AMT)	5/30 at 100.00	Aa3	455,468
710	5.000%, 5/01/36 (AMT)	5/30 at 100.00	Aa3	859,093
20,680	Total North Carolina			23,427,622
68

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota – 0.2%
$ 2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	$2,800,305
2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,136,199
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	Baa2	2,151,849
3,535	5.000%, 12/01/32	12/21 at 100.00	Baa2	3,702,524
10,280	Total North Dakota			10,790,877
	Ohio – 1.2%
25,905	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	23,023,069
750	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43	12/22 at 100.00	N/R	700,643
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (5)	3,071,640
2,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (5)	2,053,540
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB	3,067,877
525	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.625%, 8/15/29	5/20 at 100.00	A-	526,869
5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB (5)	6,276,405
1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,566,345
3,700	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (9)	No Opt. Call	N/R	13,875
10,000	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)	7/29 at 100.00	B	9,923,200
2,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (9)	No Opt. Call	N/R	9,375
1,075	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38, 144A (AMT)	1/28 at 100.00	N/R	990,193
2,820	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	3,226,672
1,500	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (9)	No Opt. Call	N/R	5,625
700	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (9)	No Opt. Call	N/R	2,625
7,625	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (9)	No Opt. Call	N/R	28,594
69

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$ 780	5.000%, 12/01/22	No Opt. Call	BB-	$814,733
3,000	5.750%, 12/01/32	12/22 at 100.00	BB-	3,251,640
2,000	6.000%, 12/01/42	12/22 at 100.00	BB-	2,147,240
700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	683,711
2,900	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (AMT)	5/20 at 100.00	Aa1	2,904,959
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Ba3	2,109,780
2,710	5.000%, 12/01/32	12/22 at 100.00	Ba3	2,840,188
86,550	Total Ohio			69,238,798
	Oklahoma – 0.4%
1,470	Oklahoma City Airport Trust, Oklahoma, Revenue Bonds, Thirty-Third Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A+	1,685,252
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
4,385	5.500%, 8/15/52	8/28 at 100.00	Baa3	4,833,673
3,250	5.500%, 8/15/57	8/28 at 100.00	Baa3	3,654,625
2,500	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc- Cross Village Student Housing Project, Series 2017, 5.000%, 8/01/52	8/27 at 100.00	CC	1,000,000
9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	B	9,051,277
20,695	Total Oklahoma			20,224,827
	Oregon – 0.4%
8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc, Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,621,405
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,879,338
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,624,144
840	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30 (Pre-refunded 9/01/20), 144A	9/20 at 100.00	N/R (5)	856,800
360	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (AMT)	4/20 at 100.00	Aaa	360,493
7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (AMT)	7/20 at 100.00	AA-	7,208,591
20,310	Total Oregon			21,550,771
70

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania – 3.8%
$ 315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	B+	$283,245
1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (5)	1,223,190
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A:
4,540	4.000%, 7/15/38	7/29 at 100.00	A	4,881,453
2,555	4.000%, 7/15/39	7/29 at 100.00	A	2,741,489
	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019:
1,070	4.875%, 11/01/24	No Opt. Call	B+	969,195
6,390	5.125%, 5/01/30	No Opt. Call	B+	5,770,937
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018:
500	5.000%, 5/01/23, 144A	No Opt. Call	Ba3	513,755
300	5.000%, 5/01/42, 144A	5/28 at 100.00	Ba3	303,168
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
6,835	5.000%, 5/01/28, 144A	No Opt. Call	N/R	6,975,869
1,580	5.375%, 5/01/42, 144A	5/28 at 100.00	N/R	1,603,984
2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Ba3	2,020,100
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
5,800	4.375%, 1/01/35 (Mandatory Put 7/01/22) (9)	No Opt. Call	N/R	5,879,750
455	3.500%, 4/01/41 (9)	No Opt. Call	N/R	1,706
3,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (9)	No Opt. Call	N/R	14,063
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (9)	No Opt. Call	N/R	7,500
4,860	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BBB+	5,403,494
1,545	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	1,607,943
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B:
1,100	5.000%, 7/01/31	7/29 at 100.00	A1	1,404,172
1,015	5.000%, 7/01/32	7/29 at 100.00	A1	1,292,288
1,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A, 5.000%, 7/01/44	7/29 at 100.00	A1	1,233,510
5,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/39	1/29 at 100.00	A+	6,769,345
71

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,790	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/43	12/26 at 100.00	A2	$4,414,137
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A:
2,185	5.000%, 9/01/43	9/28 at 100.00	A	2,481,963
5,445	5.000%, 9/01/48	9/28 at 100.00	A	6,136,842
2,240	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019, 4.000%, 9/01/44	9/29 at 100.00	A	2,365,978
705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (5)	714,757
910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 3.440%, 8/01/24 (Pre-refunded 8/01/20), 144A (IF) (7)	8/20 at 100.00	N/R (5)	955,718
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Ba1	2,062,796
1,310	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,450,851
1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)	11/24 at 100.00	N/R	1,615,103
1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B	1,097,630
4,500	Pennsylvania Economic Development Financing Authority, Governmental Lease Revenue Bonds, Forum Place Project, Series 2012, 5.000%, 3/01/34 (Pre-refunded 3/01/22)	3/22 at 100.00	A (5)	4,828,770
	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
10,395	5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	11,292,608
3,750	5.000%, 6/30/42 (AMT)	6/26 at 100.00	BBB	4,051,013
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	1,213,980
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019:
1,000	4.000%, 8/15/34	8/29 at 100.00	AA	1,123,220
1,000	4.000%, 8/15/35	8/29 at 100.00	AA	1,114,520
1,500	4.000%, 8/15/36	8/29 at 100.00	AA	1,662,180
2,000	4.000%, 8/15/37	8/29 at 100.00	AA	2,205,300
4,225	4.000%, 8/15/38	8/29 at 100.00	AA	4,634,487
2,495	4.000%, 8/15/39	8/29 at 100.00	AA	2,727,210
7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	8,417,264
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	18,778,050
72

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 25,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A, 5.000%, 12/01/44	12/29 at 100.00	A3	$30,441,000
	Philadelphia Authority for Industrial Development, Pennsylvania, City Service Agreement Revenue Bonds, Series 2018:
2,500	5.000%, 5/01/36	5/28 at 100.00	A	3,049,425
2,250	5.000%, 5/01/37	5/28 at 100.00	A	2,737,508
480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BB-	482,544
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (5)	2,026,240
4,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/34 (AMT)	7/27 at 100.00	A	4,641,920
260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	261,591
2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A (5)	2,422,078
8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	11/22 at 100.00	A+	9,593,964
2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,429,712
3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	AA- (5)	3,133,110
	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
8,865	5.000%, 7/01/31	7/27 at 100.00	BBB-	9,752,032
1,930	5.000%, 7/01/32	7/27 at 100.00	BBB-	2,117,403
5,400	5.000%, 7/01/34	7/27 at 100.00	BBB-	5,939,946
199,140	Total Pennsylvania			215,273,006
	Puerto Rico – 1.0%
5,895	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CC	6,145,538
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
6,885	5.000%, 7/01/21	No Opt. Call	CC	6,368,625
6,635	5.000%, 7/01/22	No Opt. Call	CC	6,253,488
6,580	5.250%, 7/01/24	7/22 at 100.00	CC	6,292,125
13,225	5.000%, 7/01/33	7/22 at 100.00	CC	12,530,687
5,270	5.250%, 7/01/42	7/22 at 100.00	CC	5,019,675
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 5.000%, 7/01/58	7/28 at 100.00	N/R	9,749,500
73

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	$ 4,707,650
59,490	Total Puerto Rico			57,067,288
	South Carolina – 1.1%
3,330	Columbia, South Carolina, Stormwater System Revenue Bonds, City Stormwater Improvements, Green Series 2018, 5.000%, 2/01/48	2/28 at 100.00	AA+	4,002,527
170	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	A	170,648
10,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	10,339,800
2,500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/48	5/28 at 100.00	AA	2,896,375
3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, 5.000%, 5/01/48	5/28 at 100.00	A	3,494,580
5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A	5,628,000
7,140	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A	7,486,147
2,385	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	A	2,642,962
2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	A	2,504,126
2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	A	2,221,100
4,520	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A	4,866,141
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
4,860	5.000%, 7/01/31 (AMT)	7/28 at 100.00	A+	5,861,500
3,760	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A+	4,508,503
4,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series 2016A, 3.000%, 10/01/36	10/25 at 100.00	Aa3	4,110,160
54,830	Total South Carolina			60,732,569
	South Dakota – 0.1%
2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,600,150
910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,034,706
3,410	Total South Dakota			3,634,856
	Tennessee – 1.0%
3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	5/20 at 100.00	N/R	3,006,840
74

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A:
$ 5,000	5.000%, 7/01/31	7/23 at 100.00	A	$5,537,700
4,860	5.000%, 7/01/32	7/23 at 100.00	A	5,357,616
1,660	5.000%, 7/01/33	7/23 at 100.00	A	1,819,260
6,500	5.000%, 7/01/34	7/23 at 100.00	A	7,110,090
10,425	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A	11,877,932
1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,507,896
1,900	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%, 6/15/37, 144A (9)	6/27 at 100.00	N/R	1,140,000
5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (7)	7/26 at 100.00	A3	5,689,278
1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,031,420
10,870	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	11,140,989
51,895	Total Tennessee			55,219,021
	Texas – 5.7%
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
125	5.000%, 12/01/46	12/26 at 100.00	BBB-	132,570
740	5.000%, 12/01/51	12/26 at 100.00	BBB-	782,483
10,000	Arlington, Texas, Special Tax Revenue Bonds, Subordinate Lien Series 2018C, 5.000%, 2/15/48 – BAM Insured	2/23 at 100.00	AA	10,740,700
	Austin, Texas, Airport System Revenue Bonds, Series 2019B:
6,000	5.000%, 11/15/44 (AMT)	11/29 at 100.00	A1	6,971,580
10,960	5.000%, 11/15/48 (AMT)	11/29 at 100.00	A1	12,854,546
3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A- (5)	3,528,554
5,410	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	A-	5,910,479
2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	A-	2,914,504
1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	A-	1,408,125
2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB-	2,549,750
9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB-	10,111,765
75

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46 (UB) (7)	12/25 at 100.00	AA+	$14,352,871
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	3,564,155
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,527,045
20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	20,324
5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (AMT)	11/21 at 100.00	A+	5,186,300
1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012A RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa2	1,769,725
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C:
8,335	4.000%, 10/01/45	4/30 at 100.00	A+	9,201,007
6,000	4.000%, 10/01/49	4/30 at 100.00	A+	6,595,260
1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	BB	1,029,904
5,200	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-3, 5.000%, 7/01/49 (Mandatory Put 12/01/26)	9/26 at 100.78	A+	6,216,028
8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa2	9,069,194
3,000	Harrison County Health Facilities Development Corporation, Hospital Revenue Bonds, Texas, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	3,029,010
1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (AMT)	7/21 at 100.00	A+	1,315,098
1,735	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	BB-	1,726,325
1,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (AMT)	No Opt. Call	BB-	1,500,000
250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	BB-	248,750
8,755	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2017B, 5.000%, 11/15/37	11/27 at 100.00	Aa2	10,607,295
1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A	2,060,199
335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	A	377,290
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,360	5.000%, 8/15/30	8/25 at 100.00	A	1,565,251
1,280	5.000%, 8/15/35	8/25 at 100.00	A	1,458,893
76

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company - Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (AMT)	11/22 at 100.00	Baa1	$6,720,000
1,800	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018, 5.000%, 5/15/48	5/28 at 100.00	A+	2,120,868
7,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 2001A, 2.600%, 11/01/29	No Opt. Call	A-	6,874,210
3,020	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	3,090,608
4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (8), (9)	1/26 at 102.00	N/R	2,295,000
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	BBB-	642,217
805	5.000%, 11/01/51	11/23 at 103.00	BBB-	769,322
570	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	482,522
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	BB+	1,106,710
1,550	5.000%, 11/15/46	11/24 at 102.00	BB+	1,525,247
755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	728,356
9,680	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	BBB+	9,699,166
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A:
30	5.000%, 4/01/31	4/26 at 100.00	B	29,306
360	5.000%, 4/01/36	4/26 at 100.00	B	338,821
65	5.000%, 4/01/48	4/26 at 100.00	B	57,031
6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	7,104,915
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, LLC - Texas A&M University - San Antonio Project,:
1,275	5.000%, 4/01/31	4/26 at 100.00	BBB-	1,328,614
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB-	1,326,068
2,445	5.000%, 4/01/48	4/26 at 100.00	BBB-	2,472,506
1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville II, LLC - Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB-	1,311,900
77

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	$3,048,060
10,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	Caa1	8,182,500
10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (5)	15,251,910
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	2,123,100
7,915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A, 5.000%, 1/01/38	1/29 at 100.00	A+	9,550,635
4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A	5,001,116
4,395	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Refunding Series 2018A, 5.000%, 10/01/32 (AMT)	10/28 at 100.00	AAA	5,486,718
2,695	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,740,734
	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba1	703,653
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba1	1,925,863
385	5.125%, 2/01/39	2/24 at 100.00	Ba1	409,347
645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	756,288
5,950	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 10/15/42	10/28 at 100.00	AA-	7,273,578
3,435	Tarrant County Cultural Education Facilities Finance Corporation Revenue Bonds, Texas, Christus Health, Refunding Series 2018B, 5.000%, 7/01/35	1/29 at 100.00	A+	4,233,947
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
70	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	71,142
870	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	884,190
3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	3,466,950
3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	3,830,306
10,115	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	10,818,195
7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	7,857,798
7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	8,176,730
78

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2015B:
$ 16,500	0.000%, 8/15/36	8/24 at 59.60	A	$8,606,070
7,000	0.000%, 8/15/37	8/24 at 56.94	A	3,483,550
2,910	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 3.000%, 8/15/40	8/30 at 100.00	A	2,951,875
10,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	A-	10,308,900
	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010:
600	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	619,848
40	7.000%, 11/01/30	11/20 at 100.00	BBB+	40,929
1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,231,756
1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,359,015
309,275	Total Texas			320,743,070
	Utah – 1.2%
20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	22,614,600
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A:
8,180	5.000%, 7/01/43 (AMT)	7/28 at 100.00	A+	9,301,560
12,610	5.250%, 7/01/48 (AMT)	7/28 at 100.00	A+	14,453,203
	Utah Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
365	5.600%, 7/15/22	No Opt. Call	BBB-	375,315
850	6.300%, 7/15/32	7/22 at 100.00	BBB-	894,081
	Utah Charter School Finance Authority, Charter School Revenue Bonds, George Washington Academy, Series 2011A:
1,860	7.750%, 7/15/31	7/21 at 100.00	N/R	1,994,069
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (5)	3,818,285
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,001,690
1,250	Utah Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB-	1,260,675
1,135	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	1,138,632
7,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2018A, 5.000%, 5/15/41	5/26 at 100.00	AA+	8,265,250
57,770	Total Utah			65,117,360
79

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Vermont – 0.0%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
$ 1,815	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	$1,880,558
1,000	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,037,050
2,815	Total Vermont			2,917,608
	Virginia – 1.7%
7,505	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/47	7/22 at 100.00	BBB+	7,791,466
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	A-	10,307,900
3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,880,205
1,020	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018, 5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	1,055,680
10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	4/20 at 100.00	B-	9,903,442
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	932,110
5,000	Virginia Port Authority, General Fund Revenue Bonds, Series 2015, 5.000%, 7/01/40 (AMT)	7/25 at 100.00	AA+	5,754,750
2,000	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/41 (AMT)	7/26 at 100.00	A1	2,320,960
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,400	5.000%, 12/31/47 (AMT)	6/27 at 100.00	BBB	3,731,330
15,715	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	17,202,896
2,110	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	2,305,175
13,250	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	14,458,267
5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	5,524,970
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	3,570,502
6,515	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	6,617,481
90,345	Total Virginia			94,357,134
	Washington – 2.3%
6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Aa3 (5)	6,413,815
2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,577,229
300	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	367,416
80

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 5,385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	AA-	$6,428,667
14,870	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%, 4/01/44 (AMT)	4/29 at 100.00	AA-	16,961,465
	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	4,435,585
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,251,022
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,600,800
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,267,683
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A+	2,048,100
3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	3,630,268
	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	2,952,905
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	2,591,108
1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	AA-	1,822,528
	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
5,180	5.000%, 8/15/34	8/27 at 100.00	BBB	6,113,229
4,175	5.000%, 8/15/35	8/27 at 100.00	BBB	4,906,042
2,500	5.000%, 8/15/36	8/27 at 100.00	BBB	2,929,825
5,000	4.000%, 8/15/42	8/27 at 100.00	BBB	5,320,600
	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41	12/26 at 100.00	Ba1	6,663,660
5,930	5.000%, 12/01/46	12/26 at 100.00	Ba1	6,540,968
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018:
4,320	5.000%, 7/01/43	7/28 at 100.00	A1	4,648,234
12,000	5.000%, 7/01/58	7/28 at 100.00	AA-	14,260,080
	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
1,155	5.000%, 7/01/41, 144A	7/26 at 100.00	N/R	1,091,348
2,000	5.000%, 7/01/46, 144A	7/26 at 100.00	N/R	1,851,340
3,805	5.000%, 7/01/51, 144A	7/26 at 100.00	N/R	3,474,802
1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A-	1,186,009
2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB-	2,341,591
81

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 8,520	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/36	2/25 at 100.00	Aaa	$ 9,850,228
116,490	Total Washington			129,526,547
	West Virginia – 0.4%
3,850	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	A-	3,904,785
15,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/43	1/29 at 100.00	BBB+	18,235,285
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc, Series 2008, 6.500%, 10/01/28 (9)	4/20 at 100.00	N/R	550,000
1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,713,195
21,935	Total West Virginia			24,403,265
	Wisconsin – 2.4%
1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,232,438
2,155	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	1,732,211
375	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A, 6.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (5)	417,383
150	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2013A, 5.500%, 10/01/22 (ETM)	No Opt. Call	Baa3 (5)	158,817
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (5)	1,177,038
500	5.125%, 10/01/45 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (5)	546,455
82

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 11	0.000%, 1/01/47, 144A	No Opt. Call	N/R	$266
10	0.000%, 1/01/48, 144A	No Opt. Call	N/R	230
9	0.000%, 1/01/49, 144A	No Opt. Call	N/R	222
9	0.000%, 1/01/50, 144A	No Opt. Call	N/R	207
9	0.000%, 1/01/51, 144A	No Opt. Call	N/R	200
12	0.000%, 1/01/52, 144A	No Opt. Call	N/R	251
11	0.000%, 1/01/53, 144A	No Opt. Call	N/R	244
11	0.000%, 1/01/54, 144A	No Opt. Call	N/R	230
11	0.000%, 1/01/55, 144A	No Opt. Call	N/R	221
11	0.000%, 1/01/56, 144A	No Opt. Call	N/R	213
534	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	416,411
12	0.000%, 1/01/57, 144A	No Opt. Call	N/R	230
11	0.000%, 1/01/58, 144A	No Opt. Call	N/R	219
11	0.000%, 1/01/59, 144A	No Opt. Call	N/R	210
11	0.000%, 1/01/60, 144A	No Opt. Call	N/R	199
11	0.000%, 1/01/61, 144A	No Opt. Call	N/R	191
10	0.000%, 1/01/62, 144A	No Opt. Call	N/R	181
10	0.000%, 1/01/63, 144A	No Opt. Call	N/R	174
10	0.000%, 1/01/64, 144A	No Opt. Call	N/R	167
10	0.000%, 1/01/65, 144A	No Opt. Call	N/R	159
11	0.000%, 1/01/66, 144A	No Opt. Call	N/R	164
128	0.000%, 1/01/67, 144A	No Opt. Call	N/R	1,833
83

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 27	0.000%, 1/01/46, 144A	No Opt. Call	N/R	$677
27	0.000%, 1/01/47, 144A	No Opt. Call	N/R	644
26	0.000%, 1/01/48, 144A	No Opt. Call	N/R	632
26	0.000%, 1/01/49, 144A	No Opt. Call	N/R	616
26	0.000%, 1/01/50, 144A	No Opt. Call	N/R	585
28	0.000%, 1/01/51, 144A	No Opt. Call	N/R	632
727	4.000%, 7/01/51, 144A	3/28 at 100.00	N/R	509,967
28	0.000%, 1/01/52, 144A	No Opt. Call	N/R	605
28	0.000%, 1/01/53, 144A	No Opt. Call	N/R	587
28	0.000%, 1/01/54, 144A	No Opt. Call	N/R	569
27	0.000%, 1/01/55, 144A	No Opt. Call	N/R	550
27	0.000%, 1/01/56, 144A	No Opt. Call	N/R	534
27	0.000%, 1/01/57, 144A	No Opt. Call	N/R	517
26	0.000%, 1/01/58, 144A	No Opt. Call	N/R	499
26	0.000%, 1/01/59, 144A	No Opt. Call	N/R	487
26	0.000%, 1/01/60, 144A	No Opt. Call	N/R	469
25	0.000%, 1/01/61, 144A	No Opt. Call	N/R	450
25	0.000%, 1/01/62, 144A	No Opt. Call	N/R	436
25	0.000%, 1/01/63, 144A	No Opt. Call	N/R	421
25	0.000%, 1/01/64, 144A	No Opt. Call	N/R	411
24	0.000%, 1/01/65, 144A	No Opt. Call	N/R	395
24	0.000%, 1/01/66, 144A	No Opt. Call	N/R	370
314	0.000%, 1/01/67, 144A	No Opt. Call	N/R	4,485
1,650	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43, 144A	8/23 at 100.00	N/R	1,795,827
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (5)	1,812,892
5,000	6.250%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (5)	5,662,750
1,940	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)	11/24 at 100.00	N/R	1,984,232
3,845	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	3,436,469
8,000	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, WakeMed, Series 2019A, 4.000%, 10/01/49	4/29 at 100.00	A+	8,891,680
14,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	13,854,400
2,735	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	2,392,140
5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB	4,714,950
84

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	Aa3	$2,735,232
1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (5)	1,234,285
13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	AA-	14,210,725
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
35	4.500%, 2/15/40	2/22 at 100.00	A-	35,956
1,000	5.000%, 2/15/40	2/22 at 100.00	A-	1,042,820
18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	19,125,900
7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	7,605,710
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00	N/R	1,894,213
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,011,330
3,500	5.500%, 10/01/49	10/22 at 102.00	N/R	3,557,015
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Froedtert Health, Inc Obligated Group, Series 2017A, 4.000%, 4/01/39	4/27 at 100.00	AA	2,201,460
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A-	5,536,050
435	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	483,159
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	A	3,378,724
2,100	4.350%, 7/01/36	7/21 at 100.00	A	2,126,313
1,985	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019, 3.125%, 12/15/49	12/29 at 100.00	AA-	2,006,279
3,450	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	3,700,746
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00	N/R	5,178,250
4,435	5.000%, 12/01/44	12/22 at 102.00	N/R	4,527,071
4,225	5.250%, 12/01/49	12/22 at 102.00	N/R	4,344,187
133,505	Total Wisconsin			136,693,067
	Wyoming – 0.2%
4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31 (Pre-refunded 3/15/21)	3/21 at 100.00	A3 (5)	4,721,085
85

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wyoming (continued)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John's Medical Center Project, Series 2011B:
$ 800	5.500%, 12/01/27	12/21 at 100.00	A-	$843,896
2,500	6.000%, 12/01/36	12/21 at 100.00	A-	2,660,350
3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	3,826,186
11,450	Total Wyoming			12,051,517
$ 5,135,487	Total Municipal Bonds (cost $5,340,927,857)			5,500,305,367

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
715,498	Energy Harbor Corp (10), (11)	$ 16,188,142
	Total Common Stocks (cost $15,529,411)	16,188,142

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Commercial Services & Supplies – 0.0%
$ 845	EWM P1 LLC (cash 13.750%, PIK 1.250%) (8), (9)	15.000%	9/01/28	N/R	$8
687	EWM P1 LLC (8), (9)	15.000%	9/01/28	N/R	7
$ 1,532	Total Corporate Bonds (cost $1,501,431)				15
	Total Long-Term Investments (cost $5,357,958,699)				5,516,493,524

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	National – 0.2%
$ 10,900	JPMorgan Chase Putters / Drivers Trust Various States, Variable Rate Demand Obligations, Series 5029, 4.960%, 12/01/21 (AMT) (Mandatory Put 5/04/20), 144A (12)	No Opt. Call	N/R	$ 10,900,000
	Florida – 0.3%
18,200	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (12)	6/20 at 104.00	N/R	16,481,738
$ 29,100	Total Short-Term Investments (cost $29,275,000)			27,381,738
	Total Investments (cost $5,387,233,699) – 99.0%			5,543,875,262
	Floating Rate Obligations – (1.1)%			(63,845,000)
	Other Assets Less Liabilities – 2.1% (13)			120,385,888
	Net Assets – 100%			$ 5,600,416,150
86

Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(225)	6/20	$(29,851,665)	$(31,204,688)	$(1,353,022)	$31,641
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(10)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23,vOhio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.
87

Nuveen Intermediate Duration Municipal Bond Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.7%
	MUNICIPAL BONDS – 99.0%
	National – 1.1%
$ 19,970	Federal Home Loan Mortgage Corporation, Multifamily Certificates Relating to Municipal Securities Class A Series 2019M-053, 2.550%, 6/15/35	No Opt. Call	AA+	$22,478,232
18,970	Federal Home Loan Mortgage Corporation, Notes, 3.150%, 1/15/36, 144A	10/31 at 100.00	AA+	21,870,892
5,485	Freddie Mac Multifamily ML Certificates, Series ML 05, Series 2019A, 3.400%, 1/25/36	No Opt. Call	AA+	6,399,146
	Revenue Bond Certificate Series Trust:
13,713	2.500%, 2/01/42, 144A	No Opt. Call	AA+	14,002,446
25,900	2.500%, 3/01/46, 144A	No Opt. Call	AA+	26,316,357
84,038	Total National			91,067,073
	Alabama – 1.7%
7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (AMT)	10/27 at 100.00	AA	9,071,994
6,665	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	6,860,351
5,000	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 4 Series 2019A-1, 4.000%, 12/01/49 (Mandatory Put 12/01/25)	9/25 at 100.38	A	5,230,450
6,080	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 5 Series 2020A-1, 4.000%, 10/01/49 (Mandatory Put 10/01/26)	7/26 at 100.65	A	6,380,595
22,395	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	22,648,287
38,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	39,300,415
14,455	Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 12/01/25)	9/25 at 100.58	A	15,050,112
2,185	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,203,594
	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
2,080	5.000%, 3/01/23	No Opt. Call	BBB-	2,258,360
3,555	5.000%, 3/01/24	No Opt. Call	BBB-	3,936,914
2,235	5.000%, 3/01/25	No Opt. Call	BBB-	2,525,170
1,725	5.000%, 3/01/26	No Opt. Call	BBB-	1,988,218
12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A	12,683,399
10,000	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	10,354,300
1,000	The Improvement District of the City of Mobile - McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	993,840
88

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama (continued)
$ 6,925	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	$ 6,613,583
142,725	Total Alabama			148,099,582
	Alaska – 0.4%
10,000	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018B-II, 3.550%, 12/01/35	6/27 at 100.00	AA+	10,652,400
5,275	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	5/20 at 100.00	N/R	5,281,646
355	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	5/20 at 100.00	A1	356,083
6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	4/20 at 100.00	B3	6,025,663
12,065	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	12,194,940
33,720	Total Alaska			34,510,732
	Arizona – 2.5%
2,405	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A-	2,420,777
	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2020C Forward Delivery:
940	5.000%, 8/01/26 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,086,339
1,000	5.000%, 8/01/29 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,225,010
6,475	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	A1	6,859,032
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	10,969,079
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,328,914
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	17,870,182
	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,570	5.000%, 10/01/26	No Opt. Call	Aa2	6,752,567
16,880	5.000%, 10/01/27	No Opt. Call	Aa2	21,002,771
12,500	5.000%, 10/01/28	No Opt. Call	Aa2	15,830,750
5,015	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	5,063,796
21,410	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	21,830,278
2,470	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	2,524,686
18,100	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	20,070,004
89

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A+	$2,158,740
1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	AA-	1,361,341
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2020:
500	4.000%, 5/15/25	No Opt. Call	AA-	564,955
750	4.000%, 5/15/26	No Opt. Call	AA-	859,778
1,950	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B, 5.000%, 7/01/39, 144A	7/29 at 100.00	Ba2	1,900,451
1,000	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 4.125%, 9/01/38	9/28 at 100.00	A2	1,124,460
3,890	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019B, 0.600%, 1/01/35 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.380% spread) (4)	4/22 at 100.00	AA-	3,885,877
3,350	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.790%, 1/01/35 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	3,368,659
2,500	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 3.600%, 2/01/40	6/29 at 100.00	BBB	2,573,700
6,690	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, Public Service Company of New Mexico Palo Verde Project, Refunding Series 2010B, 5.200%, 6/01/43 (Mandatory Put 6/01/20)	No Opt. Call	BBB	6,711,676
	Northern Arizona University, Revenue Bonds, SPEED - Stimulus Plan Economic Educational Development Fund, Refunding Series 2020B:
3,615	5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	4,389,441
4,220	5.000%, 8/01/27 – AGM Insured	No Opt. Call	AA	5,240,818
3,975	5.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	5,028,017
	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	414,630
430	5.000%, 6/01/23	No Opt. Call	A+	477,549
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A:
2,045	5.000%, 7/01/22 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (5)	2,064,550
10,435	5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (5)	10,534,759
2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A-	2,671,810
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A-	1,007,700
2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured (Pre-refunded 7/01/20)	7/20 at 100.00	AA (5)	2,694,831
655	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	740,694
90

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 5.025%, 12/01/24, 144A (IF) (6)	12/21 at 100.00	AA+	$4,677,501
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,700	5.000%, 12/01/32	No Opt. Call	A3	1,980,109
460	5.000%, 12/01/37	No Opt. Call	A3	542,487
198,180	Total Arizona			217,808,718
	Arkansas – 0.6%
14,355	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	12,926,677
1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,127,610
	Bentonville School District 006, Benton County, Arkansas, General Obligation Bonds, Refunding & Construction Series 2018B:
5,255	3.000%, 6/01/29	6/26 at 100.00	Aa2	5,624,847
4,170	3.500%, 6/01/38	6/26 at 100.00	Aa2	4,411,943
4,540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,546,129
	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	540,475
820	5.000%, 7/01/23	No Opt. Call	A+	914,087
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,847,926
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,702,820
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,216,736
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,145,090
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,222,682
	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,125	5.000%, 12/01/25	12/24 at 100.00	A	2,451,251
1,780	5.000%, 12/01/27	12/24 at 100.00	A	2,047,071
560	Rogers, Arkansas, Sales and Use Tax Bonds, Improvement Series 2018B, 3.875%, 11/01/39	11/26 at 100.00	AA-	605,998
	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding & Improvement Series 2019A:
1,700	5.000%, 11/01/33	5/29 at 100.00	Aa2	2,142,476
1,200	5.000%, 11/01/34	5/29 at 100.00	Aa2	1,507,128
1,240	5.000%, 11/01/35	5/29 at 100.00	Aa2	1,551,724
49,860	Total Arkansas			52,532,670
	California – 5.7%
8,705	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2011A, 3.000%, 3/01/41 (Mandatory Put 3/01/24)	9/23 at 100.00	A+	8,916,880
91

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A:
$ 1,200	5.000%, 8/15/35	8/27 at 100.00	BBB+	$1,436,988
1,845	5.000%, 8/15/36	8/27 at 100.00	BBB+	2,203,391
32,985	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006C, 5.000%, 6/01/41 (Mandatory Put 11/01/29)	No Opt. Call	AA-	42,766,372
7,875	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)	No Opt. Call	AA-	8,988,210
21,087	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	22,406,525
1	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	BBB+	1,264
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
5,835	3.250%, 12/31/32 – AGM Insured (AMT)	6/28 at 100.00	AA	5,860,791
4,000	5.000%, 12/31/33 (AMT)	6/28 at 100.00	BBB-	4,388,200
5,000	5.000%, 12/31/34 (AMT)	6/28 at 100.00	BBB-	5,467,750
15,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	N/R	14,995,950
3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	N/R	3,635,017
16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A-	17,512,609
12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A-	12,591,214
1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	5/20 at 100.00	Aa3	1,404,424
2,425	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	2,730,598
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,500	5.000%, 12/01/27, 144A	6/26 at 100.00	BB	1,713,450
1,695	5.000%, 12/01/31, 144A	6/26 at 100.00	BB	1,893,247
2,700	5.000%, 12/01/36, 144A	6/26 at 100.00	BB	2,943,432
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
2,530	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	2,848,350
2,000	5.250%, 12/01/38, 144A	6/28 at 100.00	BB	2,230,760
915	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A-	1,053,687
10,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-1, 5.000%, 4/01/46 (Mandatory Put 11/01/29)	No Opt. Call	AA-	12,969,600
92

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 10,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-3, 5.000%, 4/01/45 (Mandatory Put 11/01/29)	No Opt. Call	AA-	$12,963,100
575	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (7)	5/20 at 100.00	N/R	452,117
13,540	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2004J, 5.000%, 4/01/36 (Mandatory Put 11/01/29)	No Opt. Call	AA-	17,567,338
5,010	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)	No Opt. Call	AA-	6,495,014
	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26 (Pre-refunded 11/01/21)	11/21 at 66.91	AA- (5)	4,909,430
4,095	0.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 56.33	AA- (5)	2,264,166
	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22 (ETM)	No Opt. Call	BBB (5)	2,909,837
2,860	5.000%, 1/01/23 (ETM)	No Opt. Call	BBB (5)	3,158,527
1,635	5.000%, 1/01/24 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB (5)	1,805,661
1,325	5.000%, 1/01/25 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB (5)	1,463,304
	El Dorado Union High School District, El Dorado County, California, General Obligation Bonds, Series 2020:
1,430	5.000%, 8/01/33 – AGM Insured (WI/DD, Settling 5/05/20)	8/27 at 100.00	AA	1,747,960
2,200	5.000%, 8/01/34 – AGM Insured (WI/DD, Settling 5/05/20)	8/27 at 100.00	AA	2,681,866
2,280	5.000%, 8/01/35 – AGM Insured (WI/DD, Settling 5/05/20)	8/27 at 100.00	AA	2,771,021
29,420	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BB-	28,880,143
1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	1,163,786
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,092,830
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,099,296
465	5.000%, 9/01/34	9/24 at 100.00	N/R	502,619
4,280	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	4/20 at 100.00	AA	4,291,000
2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,796,453
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D:
13,425	5.000%, 5/15/25 (AMT)	No Opt. Call	AA-	15,492,584
9,085	5.000%, 5/15/27 (AMT)	No Opt. Call	AA-	10,881,831
93

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
$ 1,045	5.000%, 7/01/25	1/24 at 100.00	Aa2	$1,189,983
5,000	5.000%, 7/01/43	1/24 at 100.00	Aa2	5,598,000
	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
1,060	5.000%, 9/01/24	No Opt. Call	A+	1,232,865
1,230	5.000%, 9/01/25	9/24 at 100.00	A+	1,427,710
985	5.000%, 9/01/26	9/24 at 100.00	A+	1,138,286
400	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	469,940
5,095	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (8)	2/28 at 100.00	Aa1	5,618,664
12,705	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	15,342,431
10,180	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,298,051
375	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB-	381,079
8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (8)	8/30 at 100.00	A2	10,921,760
	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,783,020
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	2,025,907
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,882,098
7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,468,370
5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA-	3,924,867
2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,584,484
	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,456,114
2,000	0.000%, 10/01/36	No Opt. Call	A	1,286,760
5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A+	5,038,450
14,350	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27	11/26 at 100.00	A-	14,430,073
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2020B:
10,465	5.000%, 7/01/21 (WI/DD, Settling 4/08/20)	No Opt. Call	A+	10,943,878
6,990	5.000%, 7/01/22 (WI/DD, Settling 4/08/20)	No Opt. Call	A+	7,558,147
3,755	5.000%, 7/01/23 (WI/DD, Settling 4/08/20)	No Opt. Call	A+	4,187,463
94

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 5,000	5.000%, 1/15/29	1/25 at 100.00	A-	$5,442,550
24,000	5.000%, 1/15/34	1/25 at 100.00	A-	25,901,760
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A:
2,255	6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (5)	2,500,592
3,690	6.250%, 7/01/24	No Opt. Call	Baa2	4,115,531
	University of California, General Revenue Bonds, Limited Project Series 2018O:
4,595	5.000%, 5/15/32	5/28 at 100.00	AA-	5,741,131
3,635	5.000%, 5/15/33	5/28 at 100.00	AA-	4,531,355
2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,936,823
3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	3,727,020
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa1	1,755,384
1,415	5.000%, 7/01/25	No Opt. Call	Baa1	1,649,324
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa1	1,548,092
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa1	1,534,445
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa1	1,459,769
2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA-	3,087,050
449,928	Total California			494,467,818
	Colorado – 3.1%
	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A:
1,860	5.500%, 12/01/29	12/28 at 100.00	Aa1	2,466,137
1,250	5.500%, 12/01/30	12/28 at 100.00	Aa1	1,651,975
1,650	5.500%, 12/01/32	12/28 at 100.00	Aa1	2,169,337
1,250	5.500%, 12/01/33	12/28 at 100.00	Aa1	1,638,962
9,355	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	9,409,353
10,000	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, 4.000%, 6/30/51 (AMT)	12/27 at 100.00	A-	10,633,200
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016:
1,910	5.000%, 10/01/25	No Opt. Call	Baa2	2,112,785
1,235	5.000%, 10/01/30	10/25 at 100.00	Baa2	1,349,793
1,705	3.125%, 10/01/31	10/25 at 100.00	Baa2	1,622,052
6,760	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A, 5.000%, 11/15/37	11/29 at 100.00	AA	7,874,183
95

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29 (Pre-refunded 11/09/22)	11/22 at 100.00	BBB+ (5)	$4,412,610
6,215	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.250%, 2/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	6,393,433
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
2,500	5.000%, 8/01/27	No Opt. Call	BBB+	2,946,900
6,105	5.000%, 8/01/28	No Opt. Call	BBB+	7,285,829
4,000	5.000%, 8/01/29	No Opt. Call	BBB+	4,821,840
5,890	5.000%, 8/01/30	8/29 at 100.00	BBB+	6,781,451
1,775	5.000%, 8/01/31	8/29 at 100.00	BBB+	2,069,668
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
4,500	5.000%, 8/01/27	No Opt. Call	BBB+	5,304,420
7,000	5.000%, 8/01/28	No Opt. Call	BBB+	8,353,940
1,900	5.000%, 8/01/29	No Opt. Call	BBB+	2,290,374
1,955	5.000%, 8/01/30	8/29 at 100.00	BBB+	2,250,889
5,000	5.000%, 8/01/31	8/29 at 100.00	BBB+	5,830,050
12,475	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	14,357,852
10,935	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	12,830,801
350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (5)	395,532
13,145	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	A3	13,352,822
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
3,490	4.000%, 1/01/35	1/30 at 100.00	AA-	3,935,847
5,800	4.000%, 1/01/36	1/30 at 100.00	AA-	6,451,920
7,615	4.000%, 1/01/37	1/30 at 100.00	AA-	8,430,490
310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (5)	317,604
10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (5)	9,963,500
1,630	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2019E, 3.600%, 11/01/39	5/28 at 100.00	AAA	1,739,177
1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	5/20 at 100.00	BB	1,503,810
11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA-	11,827,420
96

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
$ 15,000	5.000%, 12/01/24 (AMT)	No Opt. Call	A+	$17,078,850
25,610	5.000%, 12/01/27 (AMT)	No Opt. Call	A+	30,772,464
10,670	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	BB-	10,572,263
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A:
1,950	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,842,477
820	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	774,785
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	4,125,000
	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,645	5.000%, 12/15/20	No Opt. Call	Aa2	1,690,468
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,362,630
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,630,047
3,572	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,306,743
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/20, 144A	No Opt. Call	N/R	504,955
1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,102,740
975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	980,967
	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,230,340
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,063,901
1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGC Insured	12/25 at 100.00	AA	1,051,770
246,817	Total Colorado			266,866,356
	Connecticut – 2.0%
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020A:
2,250	4.000%, 7/01/36	1/30 at 100.00	A+	2,541,892
2,055	4.000%, 7/01/37	1/30 at 100.00	A+	2,310,149
1,920	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53 (Mandatory Put 1/01/25)	10/24 at 100.93	A+	2,196,922
5,570	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-2, 5.000%, 7/01/53 (Mandatory Put 1/01/27)	10/26 at 100.87	A+	6,629,470
97

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A:
$ 4,000	4.000%, 7/01/34	7/29 at 100.00	A-	$4,585,240
5,640	4.000%, 7/01/35	7/29 at 100.00	A-	6,440,542
9,750	4.000%, 7/01/36	7/29 at 100.00	A-	11,095,207
17,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	17,165,181
11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2014A, 1.100%, 7/01/48 (Mandatory Put 2/07/23)	No Opt. Call	AAA	10,924,980
14,285	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.450%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	14,347,854
3,325	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-2, 2.000%, 7/01/42 (Mandatory Put 7/01/26)	No Opt. Call	AAA	3,455,440
5,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B, 5.000%, 7/01/29 (Mandatory Put 7/01/20)	No Opt. Call	AAA	5,148,093
21,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	21,179,130
7,705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	7,719,485
1,040	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 4.000%, 11/15/38	11/27 at 100.00	AAA	1,139,746
1,160	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019B-1, 3.300%, 11/15/39	11/28 at 100.00	AAA	1,238,671
1,540	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019E-1, 2.850%, 11/15/39	11/28 at 100.00	AAA	1,572,756
5,845	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019F-1, 2.750%, 11/15/37	11/28 at 100.00	AAA	5,906,314
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020A-1:
3,500	2.450%, 5/15/38	5/29 at 100.00	AAA	3,405,955
10,000	3.500%, 11/15/45	5/29 at 100.00	AAA	10,781,400
800	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	858,896
1,360	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	1,461,837
925	Connecticut State, General Obligation Bonds, Refunding Series 2018F, 5.000%, 9/15/20	No Opt. Call	A1	939,670
15,000	Connecticut State, General Obligation Bonds, Refunding Series 2020B, 5.000%, 1/15/22	No Opt. Call	A1	15,921,450
2,570	Connecticut State, General Obligation Bonds, Series 2013E, 5.000%, 8/15/22	No Opt. Call	A1	2,776,345
5,035	Connecticut State, General Obligation Bonds, Series 2020A, 5.000%, 1/15/22	No Opt. Call	A1	5,344,300
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C:
720	5.000%, 10/01/20	No Opt. Call	A+	731,570
1,790	5.000%, 10/01/23	No Opt. Call	A+	1,998,249
98

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Stratford, Connecticut, General Obligation Bonds, Series 2014:
$ 400	5.000%, 12/15/24	12/22 at 100.00	AA-	$437,396
495	5.000%, 12/15/26	12/22 at 100.00	AA-	540,862
162,800	Total Connecticut			170,795,002
	Delaware – 0.1%
1,000	Delaware Health Facilities Authority, Revenue Bonds, Bayhealth Medical Center Project, Series 2017A, 4.000%, 7/01/35	7/27 at 100.00	AA	1,125,810
	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,100	4.000%, 7/01/22	No Opt. Call	BBB+	1,145,353
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB+	4,354,350
6,095	Total Delaware			6,625,513
	District of Columbia – 1.3%
3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	3,946,426
4,740	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A-	4,948,323
159,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	5/20 at 20.04	N/R	28,522,244
11,500	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2020B, 5.000%, 10/01/27	No Opt. Call	AAA	14,578,665
1,690	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/35	10/29 at 100.00	A-	1,771,272
3,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/37	10/29 at 100.00	A-	3,645,460
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
9,020	5.000%, 10/01/27 (AMT)	No Opt. Call	AA-	10,847,723
4,150	5.000%, 10/01/28 (AMT)	No Opt. Call	AA-	5,060,717
4,150	5.000%, 10/01/29 (AMT)	10/28 at 100.00	AA-	5,031,087
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2020A Forward Delivery:
7,000	5.000%, 10/01/21 (AMT) (WI/DD, Settling 7/08/20)	No Opt. Call	AA-	7,311,500
10,000	5.000%, 10/01/22 (AMT) (WI/DD, Settling 7/08/20)	No Opt. Call	AA-	10,698,400
5,225	5.000%, 10/01/23 (AMT) (WI/DD, Settling 7/08/20)	No Opt. Call	AA-	5,737,259
5,465	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/26 (AMT)	No Opt. Call	AA-	6,465,805
1,250	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/25	No Opt. Call	AA-	1,483,250
231,135	Total District of Columbia			110,048,131
99

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida – 4.5%
$ 4,170	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)	6/26 at 100.00	A	$4,992,115
12,835	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	15,230,011
	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (AMT)	10/25 at 100.00	A+	11,251,000
15,135	5.000%, 10/01/35 (AMT)	10/25 at 100.00	A+	17,003,567
3,110	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 2.250%, 9/01/29 (AMT)	No Opt. Call	A1	3,198,355
	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
930	2.250%, 9/01/23 – AGM Insured	No Opt. Call	AA	951,660
1,410	2.500%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,465,357
1,350	2.750%, 9/01/25 – AGM Insured	No Opt. Call	AA	1,429,907
940	2.750%, 9/01/26 – AGM Insured	No Opt. Call	AA	1,003,911
705	3.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	761,668
	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A+	11,351,788
7,325	5.000%, 10/01/33	10/25 at 100.00	A+	8,560,508
2,030	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	2,016,704
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,445	5.000%, 6/01/22	12/21 at 100.00	AA	17,342,239
14,640	5.000%, 6/01/25	12/24 at 100.00	AA	16,746,403
	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
4,545	5.000%, 6/01/20	No Opt. Call	AA	4,573,043
1,600	5.000%, 6/01/21	No Opt. Call	AA	1,669,840
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
1,805	4.750%, 11/01/23	No Opt. Call	BB+	1,816,191
1,860	6.000%, 11/01/33	11/23 at 100.00	BB+	1,920,524
1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Series 2013A, 6.000%, 4/01/42	4/23 at 100.00	A-	1,096,340
370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	337,248
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
44,460	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/20 at 105.00	N/R	39,412,456
35,955	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/20 at 105.00	N/R	31,796,085
100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A3	$3,467,897
2,710	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A3	2,869,619
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A-	1,424,975
1,750	5.000%, 4/01/33	4/26 at 100.00	A-	1,991,605
5,965	5.000%, 4/01/34	4/26 at 100.00	A-	6,774,033
4,290	5.000%, 4/01/35	4/26 at 100.00	A-	4,859,369
4,410	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2017-1, 3.600%, 7/01/37	1/27 at 100.00	Aaa	4,739,780
5,940	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 4.050%, 7/01/38	1/28 at 100.00	Aaa	6,610,507
8,000	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2019-1, 3.000%, 7/01/39	7/28 at 100.00	Aaa	8,376,080
1,145	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/30	10/26 at 100.00	AA-	1,346,291
	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2007D:
6,395	3.000%, 6/01/30	4/20 at 100.00	AAA	6,402,354
6,585	3.000%, 6/01/31	4/20 at 100.00	AAA	6,592,309
6,780	3.000%, 6/01/32	4/20 at 100.00	AAA	6,787,390
1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	4/20 at 100.00	AA+	1,504,725
12,569	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2012, 2.025%, 11/15/26 (Mandatory Put 11/15/22)	8/22 at 101.00	N/R	12,587,574
2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,282,403
1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA	2,118,286
5,050	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2017B, 5.000%, 10/01/27	No Opt. Call	AA	6,263,212
7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (AMT)	8/21 at 100.00	AA	7,274,132
6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A-	6,722,700
5,760	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	A-	6,511,565
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,705	5.000%, 7/01/24	No Opt. Call	A	3,091,707
1,265	5.000%, 7/01/27	7/24 at 100.00	A	1,446,401
101

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
$ 925	5.000%, 10/01/20 (AMT)	No Opt. Call	A	$938,847
5,175	5.000%, 10/01/22 (AMT)	No Opt. Call	A	5,549,929
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
3,000	5.000%, 10/01/24	10/20 at 100.00	A	3,048,810
6,305	5.000%, 10/01/41	10/20 at 100.00	A	6,402,854
	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	4/20 at 100.00	AA	1,979,029
5,015	5.250%, 4/01/30	4/20 at 100.00	AA	5,025,632
6,550	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2017B, 3.125%, 10/01/39	10/27 at 100.00	AA-	6,951,908
5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured (Pre-refunded 10/01/20)	10/20 at 100.00	AA (5)	5,098,700
	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
4,000	5.000%, 11/01/32 – AGM Insured	11/27 at 100.00	AA	4,873,800
2,000	5.000%, 11/01/34 – AGM Insured	11/27 at 100.00	AA	2,423,880
1,000	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/44	10/29 at 100.00	BBB+	1,222,310
2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)	12/24 at 100.00	N/R (5)	2,895,822
4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	4,608,400
	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
175	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (5)	185,108
9,825	5.000%, 10/01/25	10/21 at 100.00	AA+	10,378,049
4,830	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/33	4/26 at 100.00	AA	5,661,774
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
630	5.000%, 9/01/22	No Opt. Call	A+	686,196
2,850	5.000%, 9/01/23	9/22 at 100.00	A+	3,087,918
1,270	3.125%, 9/01/24	9/22 at 100.00	A+	1,321,016
1,290	5.000%, 9/01/25	9/22 at 100.00	A+	1,383,448
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,607,145
1,980	5.000%, 9/01/28	9/22 at 100.00	A+	2,119,491
6,150	4.000%, 9/01/33	9/22 at 100.00	A+	6,431,977
375,039	Total Florida			391,853,877
102

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia – 2.4%
$ 5,010	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.875%, 1/01/24	1/21 at 100.00	Aa3	$5,168,667
	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,095	5.000%, 1/01/23	1/22 at 100.00	AA-	2,223,067
1,500	5.000%, 1/01/28	1/22 at 100.00	AA-	1,590,900
1,650	5.000%, 1/01/37	1/22 at 100.00	AA-	1,741,163
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,070	5.000%, 1/01/27	1/24 at 100.00	AA-	12,484,303
4,280	5.000%, 1/01/29	1/24 at 100.00	AA-	4,825,144
6,750	5.000%, 1/01/30	1/24 at 100.00	AA-	7,599,217
14,810	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018C, 4.000%, 11/01/37	11/27 at 100.00	Aa2	16,760,329
2,215	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A-	2,200,381
	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds, Memorial Health University Medical Center, Inc, Refunding & Improvement Series 2012A:
3,340	5.000%, 1/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	3,562,945
5,560	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	5,931,130
8,990	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	9,590,082
14,665	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%, 7/01/54 (Mandatory Put 7/01/29)	1/29 at 100.00	AA-	17,844,519
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (5)	1,274,363
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
3,590	3.600%, 12/01/33	6/27 at 100.00	AAA	3,876,015
6,045	3.850%, 12/01/38	6/27 at 100.00	AAA	6,513,185
1,850	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B, 3.800%, 12/01/33	12/27 at 100.00	AAA	1,915,786
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019A:
2,910	3.050%, 12/01/34	6/28 at 100.00	AAA	3,042,900
4,000	3.350%, 12/01/39	6/28 at 100.00	AAA	4,197,160
8,285	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019B, 2.950%, 12/01/39	12/28 at 100.00	AAA	8,454,428
6,350	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Sub Series 2015A-1, 3.700%, 12/01/35	12/24 at 100.00	AAA	6,689,725
25,000	Georgia State, General Obligation Bonds, Series 2006G, 1.000%, 10/01/26	5/20 at 100.00	AAA	24,316,750
11,000	Georgia State, General Obligation Bonds, Series 2007E, 2.000%, 8/01/27	4/20 at 100.00	AAA	11,005,390
5,800	Henry County School District, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/23	No Opt. Call	AA+	6,524,304
103

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 26,600	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	$28,406,938
10,620	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	11,070,925
2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA-	2,940,292
198,020	Total Georgia			211,750,008
	Guam – 0.0%
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	4,132,918
	Hawaii – 0.8%
5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA- (5)	5,054,500
1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA- (5)	1,035,957
8,560	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Refunding Series 2019, 3.200%, 7/01/39	7/29 at 100.00	Baa2	8,476,027
10,785	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A-	10,972,443
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA-	6,463,765
4,510	5.000%, 7/01/27	7/25 at 100.00	AA-	5,286,306
7,825	5.000%, 7/01/28	7/25 at 100.00	AA-	9,146,721
9,180	5.000%, 7/01/29	7/25 at 100.00	AA-	10,723,525
15,450	Hawaiian Electric Company Inc and Its Subsidiaries, Special Purpose Revenue Bonds, Deparment of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A-	15,864,987
67,840	Total Hawaii			73,024,231
	Idaho – 0.3%
560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (AMT)	9/25 at 100.00	A2	585,183
3,100	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A-	3,239,934
1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB-	1,076,550
1,800	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2019C, 2.900%, 7/01/39	1/29 at 100.00	Aa1	1,860,678
	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014B:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	2,733,599
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	2,954,117
104

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$ 12,005	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB-	$ 11,575,101
23,770	Total Idaho			24,025,162
	Illinois – 11.1%
2,015	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	1,929,524
	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A2	1,898,848
2,550	0.000%, 1/01/31	7/23 at 68.95	A2	1,637,839
2,750	0.000%, 1/01/32	7/23 at 65.29	A2	1,670,900
4,000	0.000%, 1/01/33	7/23 at 61.69	A2	2,295,080
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
429	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	435,722
444	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	454,296
958	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	990,543
1,043	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,083,562
963	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,003,282
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
585	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	594,167
610	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	624,146
968	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	1,000,883
1,423	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,478,340
1,448	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,505,819
29,585	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	31,463,352
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
1,860	5.000%, 4/01/33	4/27 at 100.00	A	1,908,620
1,000	5.000%, 4/01/42	4/27 at 100.00	A	1,008,210
1,150	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/37	4/28 at 100.00	A	1,172,241
10,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	BB-	12,228,601
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
3,125	5.000%, 12/01/27	No Opt. Call	BB	3,221,062
12,385	5.000%, 12/01/30	12/27 at 100.00	BB	12,667,750
5,270	5.000%, 12/01/34	12/27 at 100.00	BB	5,348,049
2,600	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	BB	2,654,210
3,655	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB	3,690,453
105

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
$ 9,745	4.000%, 12/01/21	No Opt. Call	BB	$9,699,198
5,795	4.000%, 12/01/22	No Opt. Call	BB	5,745,974
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
1,200	5.000%, 12/01/22	No Opt. Call	BB	1,219,716
2,885	5.000%, 12/01/23	No Opt. Call	BB	2,943,219
2,300	5.000%, 12/01/24	No Opt. Call	BB	2,353,981
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A:
1,860	0.000%, 12/01/25	No Opt. Call	BB	1,512,143
2,545	0.000%, 12/01/26	No Opt. Call	BB	1,986,678
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	BB-	21,972,216
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,756,273
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,436,832
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2015A:
5,700	5.000%, 1/01/33 (AMT)	1/25 at 100.00	A	6,276,555
4,225	5.000%, 1/01/34 (AMT)	1/25 at 100.00	A	4,644,458
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2018B:
2,500	5.000%, 1/01/36	1/29 at 100.00	A	2,940,625
3,000	5.000%, 1/01/37	1/29 at 100.00	A	3,518,910
4,000	5.000%, 1/01/38	1/29 at 100.00	A	4,675,040
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	18,931,713
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,080	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (5)	2,293,533
4,745	5.000%, 1/01/23	No Opt. Call	AA-	4,830,837
7,600	5.000%, 1/01/24	No Opt. Call	BBB+	7,776,244
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,564,853
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	2,003,128
1,525	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,567,090
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	A+	2,626,624
2,780	5.000%, 11/15/21	No Opt. Call	A+	2,829,401
2,400	5.000%, 11/15/22	No Opt. Call	A+	2,464,584
106

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
$ 5,250	5.000%, 11/15/20	No Opt. Call	A+	$5,303,760
2,260	5.000%, 11/15/21	No Opt. Call	A+	2,300,160
	Effingham and Clay Counties Community Unit School District Number 40, Effingham, Illinois, General Obligation Bonds, School Series 2019A:
1,000	4.000%, 12/01/30 – BAM Insured	12/27 at 100.00	AA	1,123,020
1,000	4.000%, 12/01/34 – BAM Insured	12/27 at 100.00	AA	1,101,090
1,395	4.000%, 12/01/35 – BAM Insured	12/27 at 100.00	AA	1,529,101
1,455	4.000%, 12/01/36 – BAM Insured	12/27 at 100.00	AA	1,587,521
500	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 2.800%, 3/01/25 – BAM Insured	No Opt. Call	AA	520,590
	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
875	2.400%, 3/01/23 – BAM Insured	No Opt. Call	AA	891,896
925	2.600%, 3/01/24 – BAM Insured	No Opt. Call	AA	951,270
1,025	3.000%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,080,073
1,055	3.150%, 3/01/27 – BAM Insured	3/26 at 100.00	AA	1,110,440
6,815	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-2, 4.000%, 11/01/30	No Opt. Call	AA	7,838,477
7,050	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 5.000%, 11/01/30	No Opt. Call	AA	8,450,271
1,050	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	1,176,000
7,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2008A-1, 4.000%, 11/01/30	No Opt. Call	AA	8,052,590
3,235	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	AA (5)	3,509,102
6,400	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children's Hospital of Chicago, Refunding Series 2017, 4.000%, 8/15/39	8/27 at 100.00	AA	7,019,584
2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA-	2,354,900
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
2,400	3.625%, 2/15/32	2/27 at 100.00	AA+	2,550,696
10,000	3.750%, 2/15/34	2/27 at 100.00	AA+	10,802,700
70	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (5)	81,880
1,505	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (5)	1,760,414
32,420	4.000%, 2/15/41	2/27 at 100.00	AA+	34,974,372
13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	14,885,859
107

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
$ 475	5.000%, 9/01/26	9/24 at 100.00	AA+	$548,844
1,205	5.000%, 9/01/27	9/24 at 100.00	AA+	1,390,293
775	5.000%, 9/01/29	9/24 at 100.00	AA+	891,188
2,450	5.000%, 9/01/34	9/24 at 100.00	AA+	2,790,427
2,815	4.625%, 9/01/39	9/24 at 100.00	AA+	3,086,816
7,015	5.000%, 9/01/42	9/24 at 100.00	AA+	7,901,906
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (5)	1,490,191
1,120	5.000%, 5/15/25 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (5)	1,200,730
1,175	5.000%, 5/15/26 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (5)	1,259,694
	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2019:
2,500	5.000%, 4/01/31	4/29 at 100.00	AA-	3,121,875
1,300	5.000%, 4/01/32	4/29 at 100.00	AA-	1,619,176
4,500	5.000%, 4/01/34	4/29 at 100.00	AA-	5,574,420
7,610	5.000%, 4/01/36	4/29 at 100.00	AA-	9,359,311
5,205	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	5,984,084
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A	2,801,364
3,170	5.000%, 7/01/34	7/26 at 100.00	A	3,732,073
5,000	5.000%, 7/01/35	7/26 at 100.00	A	5,861,300
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,179,490
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,216,440
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,344,440
2,950	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	5/20 at 100.00	N/R	2,951,829
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	Baa1	2,517,347
5,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	5,605,950
	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C:
1,150	5.000%, 3/01/32	3/27 at 100.00	AA-	1,360,209
2,750	5.000%, 3/01/33	3/27 at 100.00	AA-	3,242,580
1,650	5.000%, 3/01/34	3/27 at 100.00	AA-	1,939,756
1,800	4.000%, 3/01/35	3/27 at 100.00	AA-	1,957,086
1,785	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA	1,791,033
5,385	Illinois Housing Development Authority, Revenue Bonds, Series 2019D, 2.950%, 10/01/39	4/29 at 100.00	Aaa	5,591,622
108

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, February Series 2014:
$ 4,000	5.000%, 2/01/23	No Opt. Call	BBB	$4,132,440
3,155	5.000%, 2/01/24	No Opt. Call	BBB	3,291,706
4,630	5.000%, 2/01/25	2/24 at 100.00	BBB	4,818,441
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB	4,842,926
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB	6,177,660
2,485	Illinois State, General Obligation Bonds, June Series 2016, 3.500%, 6/01/29	6/26 at 100.00	BBB	2,316,144
1,800	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/32	5/24 at 100.00	BBB	1,831,338
12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB	12,895,644
	Illinois State, General Obligation Bonds, November Series 2017D:
4,765	5.000%, 11/01/21	No Opt. Call	BBB	4,867,209
25,540	5.000%, 11/01/23	No Opt. Call	BBB	26,539,380
4,540	5.000%, 11/01/24	No Opt. Call	BBB	4,759,191
5,155	5.000%, 11/01/25	No Opt. Call	BBB	5,444,763
5,530	3.250%, 11/01/26	No Opt. Call	BBB	5,228,947
2,960	5.000%, 11/01/26	No Opt. Call	BBB	3,111,286
9,400	5.000%, 11/01/27	No Opt. Call	BBB	9,795,928
5,245	5.000%, 11/01/28	11/27 at 100.00	BBB	5,451,601
10,000	Illinois State, General Obligation Bonds, November Series 2019A, 5.000%, 11/01/22	No Opt. Call	BBB	10,305,900
	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	BBB	7,784,952
6,175	5.000%, 8/01/21	No Opt. Call	BBB	6,286,829
15,265	5.000%, 8/01/22	No Opt. Call	BBB	15,691,809
2,835	5.000%, 8/01/23	No Opt. Call	BBB	2,943,439
285	5.000%, 8/01/25	8/22 at 100.00	BBB	292,154
2,870	Illinois State, General Obligation Bonds, Series 2012, 4.000%, 9/01/21	No Opt. Call	BBB	2,886,015
12,210	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/22	No Opt. Call	BBB	12,287,289
	Illinois State, General Obligation Bonds, Series 2013:
5,520	5.500%, 7/01/25	7/23 at 100.00	BBB	5,793,737
2,760	5.500%, 7/01/26	7/23 at 100.00	BBB	2,885,304
2,085	5.500%, 7/01/27	7/23 at 100.00	BBB	2,168,296
7,495	5.250%, 7/01/29	7/23 at 100.00	BBB	7,682,525
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
9,595	5.000%, 12/01/21	No Opt. Call	AA-	10,125,124
3,345	5.000%, 12/01/22	No Opt. Call	AA-	3,633,306
4,110	5.000%, 1/01/33	1/23 at 100.00	AA-	4,427,497
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A:
6,795	5.000%, 12/01/31	1/26 at 100.00	AA-	7,894,159
7,895	5.000%, 12/01/32	1/26 at 100.00	AA-	9,158,200
109

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2018A:
$ 8,500	5.000%, 1/01/25	No Opt. Call	AA-	$9,763,950
14,270	5.000%, 1/01/26	No Opt. Call	AA-	16,705,175
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA-	12,117,600
6,115	5.000%, 1/01/37	1/24 at 100.00	AA-	6,726,989
11,605	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA-	12,988,432
10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA-	12,145,265
	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
1,955	9.000%, 1/01/22 – AGM Insured (ETM)	No Opt. Call	AA (5)	2,217,811
6,615	9.000%, 1/01/22 – AGM Insured	No Opt. Call	Aa2	7,499,293
285	9.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	AA (5)	344,371
965	9.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	1,160,181
1,210	9.000%, 1/01/25 – AGM Insured (ETM)	No Opt. Call	AA (5)	1,636,876
3,940	9.000%, 1/01/25 – AGM Insured	No Opt. Call	Aa2	5,281,767
	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding School Series 2016:
5,000	5.000%, 2/01/34	2/26 at 100.00	AA-	5,810,100
3,465	5.000%, 2/01/35	2/26 at 100.00	AA-	4,009,871
	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
1,140	5.000%, 12/01/24 – BAM Insured	No Opt. Call	AA	1,316,187
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA	1,787,480
1,165	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,399,049
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	1,972,059
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA	2,064,376
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA	2,168,308
	LaSalle County, Illinois, General Obligation Bonds, Self-Insurance Series 2019:
1,845	4.000%, 12/01/27	No Opt. Call	Aa2	2,132,266
1,925	4.000%, 12/01/28	12/27 at 100.00	Aa2	2,281,818
1,560	4.000%, 12/01/29	12/27 at 100.00	Aa2	1,803,610
	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
2,430	5.000%, 12/01/28	12/25 at 100.00	AA	2,845,093
2,500	5.000%, 12/01/29	12/25 at 100.00	AA	2,924,100
1,500	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/31 – AGM Insured	11/26 at 100.00	AA	1,781,730
110

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
$ 4,990	5.000%, 12/15/28	6/22 at 100.00	BBB	$5,031,018
1,700	0.000%, 12/15/51	No Opt. Call	BBB	453,866
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,810	0.000%, 12/15/37 (8)	No Opt. Call	BBB	984,115
9,045	0.000%, 12/15/42 (8)	6/38 at 100.00	BBB	4,756,223
6,000	0.000%, 12/15/47 (8)	6/38 at 100.00	BBB	3,094,200
28,425	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	21,130,008
	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
457	3.100%, 3/01/26 – BAM Insured	No Opt. Call	AA	483,300
459	3.200%, 3/01/27 – BAM Insured	No Opt. Call	AA	490,194
365	3.300%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	390,291
639	3.450%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	685,366
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 4.250%, 1/01/29	1/26 at 100.00	N/R	456,050
2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011, 0.000%, 12/01/24	No Opt. Call	A	2,060,048
1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,644,461
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	310,853
350	5.000%, 10/01/24	10/22 at 100.00	Baa1	370,118
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,785	5.250%, 6/01/21	No Opt. Call	A	8,114,383
12,395	5.500%, 6/01/23 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (5)	13,023,798
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
3,900	5.000%, 6/01/25	No Opt. Call	A	4,536,636
5,000	5.000%, 6/01/26	No Opt. Call	A	5,955,150
3,000	5.000%, 6/01/27	6/26 at 100.00	A	3,566,070
	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,283	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	1,401,626
1,073	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,169,001
1,897	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	2,066,118
111

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second Lien Series 2020A:
$ 2,425	5.000%, 1/01/36	1/30 at 100.00	AA-	$2,827,041
2,435	5.000%, 1/01/37 – BAM Insured	1/30 at 100.00	AA	2,831,077
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc, Series 2013:
2,565	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	3,087,029
2,415	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	2,948,618
2,645	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A-	2,823,008
	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2020:
925	4.000%, 4/15/34	4/30 at 100.00	AA-	1,077,912
1,225	4.000%, 10/15/35	4/30 at 100.00	AA-	1,418,820
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
7,805	5.000%, 3/01/33	3/25 at 100.00	A	8,916,120
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	15,933,246
10,990	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	12,411,447
	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,337,847
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,014,771
	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
9,760	5.000%, 1/01/22	No Opt. Call	Aa2	10,395,669
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,676,409
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,715,969
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	4,875,111
5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Baa2	4,306,247
5,000	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	5,804,650
	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,701,258
3,855	0.000%, 2/01/26	No Opt. Call	A+	3,421,158
907,413	Total Illinois			956,133,760
	Indiana – 3.5%
	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
1,035	5.000%, 7/01/20	No Opt. Call	AA	1,045,071
500	5.000%, 1/01/21	No Opt. Call	AA	514,690
112

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 10,000	Indiana Bond Bank, Advance Funding Program Notes, Series 2020A, 3.000%, 1/11/21	No Opt. Call	N/R	$10,135,900
3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,795,890
5,725	Indiana Finance Authority, Hospital Revenue Bonds, Goshen Health, Series 2019B, 2.100%, 11/01/49 (Mandatory Put 11/01/26)	5/26 at 100.00	A-	5,706,050
12,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015B, 1.650%, 12/01/42 (Mandatory Put 7/01/22)	1/22 at 100.00	AA	12,475,875
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	A	1,179,110
500	5.000%, 10/01/29	10/23 at 100.00	A	550,565
4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,749,120
5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	5,626,904
	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
715	5.000%, 10/01/22	No Opt. Call	AA	780,894
620	5.000%, 10/01/23	No Opt. Call	AA	698,678
625	5.000%, 10/01/24	No Opt. Call	AA	725,769
1,380	5.000%, 10/01/25	10/24 at 100.00	AA	1,607,810
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	1,992,663
10,000	5.000%, 10/01/40	10/24 at 100.00	AA	11,417,200
8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	AA-	8,269,520
955	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health Subordinate Credit Group, Series 2005A-8, 1.250%, 11/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	954,608
3,940	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.750%, 7/01/40	7/29 at 100.00	Aaa	3,944,728
	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (5)	3,099,855
2,505	5.250%, 1/01/34 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (5)	2,823,686
	Indianapolis Local Public Improvement Bond Bank, Indiana, Airport Authority Project Revenue Bonds, Refunding Series 2019D:
9,005	5.000%, 1/01/25 (AMT)	No Opt. Call	A1	10,112,165
4,010	5.000%, 1/01/26 (AMT)	No Opt. Call	A1	4,586,037
11,000	5.000%, 1/01/27 (AMT)	No Opt. Call	A1	12,792,780
6,000	5.000%, 1/01/28 (AMT)	No Opt. Call	A1	7,070,040
12,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Series 2019B, 1.450%, 6/01/21	6/20 at 100.00	N/R	12,000,480
2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA	2,952,488
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA	5,626,850
113

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
$ 7,900	5.250%, 8/15/28	8/23 at 100.00	AA	$8,940,351
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,323,800
	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,275	5.000%, 8/15/26	No Opt. Call	AA	15,103,651
6,620	5.000%, 8/15/27	No Opt. Call	AA	8,328,556
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A+	576,810
720	5.000%, 10/01/28	10/24 at 100.00	A+	830,239
1,000	5.000%, 10/01/29	10/24 at 100.00	A+	1,152,040
1,360	5.000%, 10/01/31	10/24 at 100.00	A+	1,564,544
1,215	5.000%, 10/01/33	10/24 at 100.00	A+	1,393,192
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Ba1	1,717,327
940	5.000%, 4/01/22	No Opt. Call	Ba1	986,624
2,015	5.000%, 4/01/24	4/22 at 100.00	Ba1	2,111,519
	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.750%, 8/01/20	No Opt. Call	N/R	505,675
250	4.750%, 2/01/21	No Opt. Call	N/R	257,120
500	4.750%, 8/01/21	No Opt. Call	N/R	522,740
500	5.000%, 2/01/22	No Opt. Call	N/R	518,205
500	5.000%, 8/01/22	2/22 at 100.00	N/R	517,810
500	5.000%, 8/01/23	2/22 at 100.00	N/R	516,890
500	5.000%, 2/01/24	2/22 at 100.00	N/R	514,930
33,040	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2018B, 5.000%, 1/01/36	1/27 at 100.00	A-	38,223,646
460	Southwind Housing Inc, Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	6/20 at 100.00	N/R (5)	488,235
	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,193,192
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,147,640
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,071,003
1,750	5.000%, 2/01/29	8/24 at 100.00	A	2,004,695
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,090,879
7,635	Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds, BP Products North America Inc Project, Refunding Series 2019A, 5.000%, 12/01/44 (Mandatory Put 6/05/26) (AMT)	No Opt. Call	A1	8,349,941
114

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 25,005	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A1	$26,167,482
20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	21,667,181
271,735	Total Indiana			299,021,343
	Iowa – 1.2%
	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,015	5.250%, 6/15/25 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	1,022,623
2,000	5.250%, 6/15/26 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	2,015,020
3,135	5.250%, 6/15/27 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	3,158,544
2,000	5.375%, 6/15/28 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	2,015,520
2,035	5.500%, 6/15/29 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	2,051,321
1,000	5.500%, 6/15/30 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	1,008,020
	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	1,883,637
1,890	5.000%, 1/01/24 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	1,945,396
1,520	5.000%, 1/01/25 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	1,564,551
1,000	5.000%, 1/01/26 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	1,029,310
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	AA-	10,652,200
	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,565,160
6,840	5.000%, 7/01/28	7/23 at 100.00	A1	7,545,888
5,025	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	4,717,369
1,925	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	1,970,526
6,445	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	6,574,093
4,770	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	5/20 at 104.00	BB-	4,821,898
2,000	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2019D, 2.600%, 7/01/37	1/29 at 100.00	AAA	1,960,940
	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2020A:
5,000	2.700%, 1/01/40	7/29 at 100.00	AAA	4,854,350
15,000	3.750%, 1/01/50	7/29 at 100.00	AAA	16,252,500
1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (5)	1,272,588
2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22 (Pre-refunded 6/15/20)	6/20 at 100.00	AA (5)	2,014,120
115

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
$ 13,170	5.375%, 6/01/38	5/20 at 100.00	B-	$12,919,375
2,350	5.500%, 6/01/42	5/20 at 100.00	B-	2,299,451
30	5.625%, 6/01/46	5/20 at 100.00	B-	29,179
1,940	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	5/20 at 100.00	B-	1,918,544
103,825	Total Iowa			107,062,123
	Kansas – 0.5%
14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A+	15,096,702
11,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A+	11,331,540
10,170	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (5)	10,796,268
5,265	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/37	9/22 at 100.00	A	5,694,729
	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,925	5.000%, 9/01/21	No Opt. Call	A	2,027,237
660	5.000%, 9/01/22	No Opt. Call	A	718,377
1,505	5.000%, 9/01/23	No Opt. Call	A	1,688,896
45,180	Total Kansas			47,353,749
	Kentucky – 1.8%
	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019:
450	4.000%, 2/01/33	2/30 at 100.00	BBB-	492,836
500	4.000%, 2/01/34	2/30 at 100.00	BBB-	545,835
180	4.000%, 2/01/35	2/30 at 100.00	BBB-	195,575
1,110	4.000%, 2/01/36	2/30 at 100.00	BBB-	1,201,353
25	3.000%, 2/01/40 – AGM Insured	2/30 at 100.00	AA	25,115
3,200	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37	6/27 at 100.00	Baa3	3,557,760
1,795	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	Baa3	1,844,847
10	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	10,150
7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	A1	7,288,820
116

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
$ 1,320	5.000%, 7/01/26 (AMT)	7/24 at 100.00	A+	$1,468,949
3,280	5.000%, 7/01/28 (AMT)	7/24 at 100.00	A+	3,651,526
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,000	5.000%, 12/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	5,395,650
10,175	5.000%, 12/01/35	6/22 at 100.00	N/R	11,037,128
3,800	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	4,100,694
8,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007B, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	8,503,825
	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Ba2	1,131,700
1,060	5.000%, 8/01/26	No Opt. Call	Ba2	1,208,495
1,110	5.000%, 8/01/27	8/26 at 100.00	Ba2	1,263,679
1,165	5.000%, 8/01/28	8/26 at 100.00	Ba2	1,326,341
1,230	5.000%, 8/01/29	8/26 at 100.00	Ba2	1,400,060
2,935	5.000%, 8/01/37	8/26 at 100.00	Ba2	3,253,682
15,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Refunding Series 2019A, 2.450%, 6/01/39 (Mandatory Put 10/01/29)	No Opt. Call	A	15,690,000
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
290	6.000%, 3/01/22 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (5)	302,746
965	6.000%, 3/01/22	3/21 at 100.00	Baa2	1,000,213
305	6.250%, 3/01/23 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (5)	319,097
1,015	6.250%, 3/01/23	3/21 at 100.00	Baa2	1,055,194
340	6.250%, 3/01/24 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (5)	355,715
1,115	6.250%, 3/01/24	3/21 at 100.00	Baa2	1,158,050
13,020	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	13,465,284
12,890	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	12,912,815
11,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	11,462,330
10,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	10,508,200
13,790	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 6/01/26)	3/26 at 100.63	A1	13,790,276
117

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	University of Kentucky, General Receipts Bonds, Refunding Series 2018A:
$ 6,945	3.000%, 10/01/34	4/26 at 100.00	AA	$7,254,955
5,000	3.125%, 10/01/37	4/26 at 100.00	AA	5,210,950
146,525	Total Kentucky			153,389,845
	Louisiana – 2.7%
	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019:
14,510	5.000%, 12/01/34	12/29 at 100.00	BB+	17,129,055
10,250	5.000%, 12/01/39	12/29 at 100.00	BB+	11,899,020
	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,072,151
540	5.000%, 2/01/24	No Opt. Call	AA	616,086
805	5.000%, 2/01/25	No Opt. Call	AA	944,595
585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	B	598,993
475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured (Pre-refunded 6/01/22)	6/22 at 100.00	AA (5)	514,710
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,490	5.000%, 6/01/25	No Opt. Call	A1	20,744,889
16,740	5.000%, 6/01/26	No Opt. Call	A1	20,397,188
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,280	5.000%, 2/01/28	2/24 at 100.00	AA-	2,581,370
2,850	5.000%, 2/01/29	2/24 at 100.00	AA-	3,223,948
2,000	5.000%, 2/01/30	2/24 at 100.00	AA-	2,261,580
19,665	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	18,996,980
5,430	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2007A, 1.650%, 9/01/27 (Mandatory Put 12/01/23)	No Opt. Call	A3	5,471,431
5,250	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2013C, 1.650%, 9/01/34 (Mandatory Put 12/01/23)	No Opt. Call	A3	5,302,815
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A+	1,100,430
3,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	3,247,525
118

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
$ 25	5.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (5)	$30,211
1,055	5.000%, 5/15/30	5/26 at 100.00	A3	1,256,674
30	5.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (5)	36,254
3,410	5.000%, 5/15/32	5/26 at 100.00	A3	4,044,294
40	5.000%, 5/15/33 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (5)	48,338
3,660	5.000%, 5/15/33	5/26 at 100.00	A3	4,333,111
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
1,265	5.000%, 5/15/28	5/27 at 100.00	A3	1,547,386
1,000	5.000%, 5/15/29	5/27 at 100.00	A3	1,219,850
1,155	5.000%, 5/15/30	5/27 at 100.00	A3	1,405,439
1,750	5.000%, 5/15/31	5/27 at 100.00	A3	2,123,397
3,210	5.000%, 5/15/42	5/27 at 100.00	A3	3,811,297
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA-	1,136,457
3,120	5.000%, 7/01/29	7/23 at 100.00	AA-	3,469,814
5,000	5.000%, 7/01/31	7/23 at 100.00	AA-	5,551,150
3,835	5.000%, 7/01/32	7/23 at 100.00	AA-	4,254,626
15,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1, 4.000%, 5/01/31	5/22 at 100.00	Aa2	15,799,200
	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	A+	1,297,775
5,070	5.000%, 9/01/31	9/23 at 100.00	A+	5,632,567
4,000	5.000%, 9/01/32	9/23 at 100.00	A+	4,441,920
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
3,940	5.000%, 12/01/20	No Opt. Call	AA-	4,039,721
5,400	5.000%, 12/01/21	No Opt. Call	AA-	5,740,632
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA-	1,098,280
870	5.000%, 12/01/23	No Opt. Call	AA-	984,109
1,020	5.000%, 12/01/24	No Opt. Call	AA-	1,185,628
480	5.000%, 12/01/25	No Opt. Call	AA-	571,675
775	5.000%, 12/01/27	12/25 at 100.00	AA-	922,467
119

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
$ 1,200	5.000%, 6/01/20	No Opt. Call	A	$1,207,500
250	5.000%, 6/01/24	No Opt. Call	A	284,323
605	5.000%, 6/01/25	6/24 at 100.00	A	691,061
500	5.000%, 6/01/26	6/24 at 100.00	A	571,245
600	5.000%, 6/01/27	6/24 at 100.00	A	684,804
380	5.000%, 6/01/28	6/24 at 100.00	A	433,417
580	5.000%, 6/01/29	6/24 at 100.00	A	661,159
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
385	5.000%, 6/01/30	6/25 at 100.00	A	450,465
775	5.000%, 6/01/32	6/25 at 100.00	A	902,178
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,162,840
1,040	5.000%, 6/01/35	6/25 at 100.00	A	1,202,614
500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (AMT)	4/23 at 100.00	A	545,080
6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,661,386
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
630	3.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	657,147
760	5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA	921,188
750	5.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	946,733
1,450	5.000%, 12/01/29 – AGM Insured	12/28 at 100.00	AA	1,824,825
1,000	5.000%, 12/01/30 – AGM Insured	12/28 at 100.00	AA	1,249,840
975	5.000%, 12/01/31 – AGM Insured	12/28 at 100.00	AA	1,215,143
1,150	5.000%, 12/01/32 – AGM Insured	12/28 at 100.00	AA	1,429,829
1,630	4.000%, 12/01/33 – AGM Insured	12/28 at 100.00	AA	1,880,629
5,980	3.000%, 12/01/35 – AGM Insured	12/28 at 100.00	AA	6,346,873
2,075	4.000%, 12/01/36 – AGM Insured	12/28 at 100.00	AA	2,359,835
565	4.000%, 12/01/44 – AGM Insured	12/28 at 100.00	AA	629,890
2,510	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.500%, 5/15/29	4/20 at 100.00	A	2,513,690
206,250	Total Louisiana			229,518,732
	Maine – 0.3%
1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,176,252
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,220	4.000%, 7/01/41	7/26 at 100.00	BBB	4,423,151
5,660	4.000%, 7/01/46	7/26 at 100.00	BBB	5,897,663
120

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maine (continued)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
$ 1,000	6.750%, 7/01/36	7/21 at 100.00	BB	$1,057,390
3,850	6.750%, 7/01/41	7/21 at 100.00	BB	4,062,982
10,000	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2020B, 2.350%, 11/15/40 (WI/DD, Settling 4/09/20)	No Opt. Call	AA+	9,925,200
	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
225	4.000%, 7/01/20	No Opt. Call	A-	226,553
290	5.000%, 7/01/22	No Opt. Call	A-	311,735
	Regional School Unit 1 Lower Kennebec Regional School Unit Bath, Maine, General Obligation Bonds, Series 2019:
1,000	3.000%, 11/01/33	11/29 at 100.00	AA	1,075,030
1,000	3.000%, 11/01/34	11/29 at 100.00	AA	1,070,940
1,000	3.250%, 11/01/35	11/29 at 100.00	AA	1,081,830
29,345	Total Maine			30,308,726
	Maryland – 1.4%
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,270	3.250%, 1/01/31	1/26 at 100.00	A	1,334,046
3,365	5.000%, 1/01/37	1/26 at 100.00	A	3,868,942
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,160	5.000%, 9/01/26	No Opt. Call	BB+	1,193,315
1,760	5.000%, 9/01/27	No Opt. Call	BB+	1,809,826
2,655	5.000%, 9/01/29	9/27 at 100.00	BB+	2,709,507
	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA-	524,145
1,000	5.000%, 7/01/26	1/24 at 100.00	AA-	1,130,840
1,715	5.000%, 7/01/27	1/24 at 100.00	AA-	1,937,624
4,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39	3/28 at 100.00	Aa1	4,335,760
22,420	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 3.000%, 9/01/39	3/29 at 100.00	Aa1	22,947,991
10,250	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020A, 2.500%, 9/01/40	3/29 at 100.00	Aa1	9,945,677
250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (5)	251,680
12,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	12,548,000
17,705	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	BBB-	18,323,436
1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016, 5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,201,130
121

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
$ 750	5.000%, 7/01/32	7/26 at 100.00	BBB+	$878,033
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB+	2,629,170
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB+	1,921,458
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB+	2,320,340
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB+	1,815,077
1,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	4/20 at 100.00	A	1,261,172
7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25 (Pre-refunded 7/01/24)	7/24 at 100.00	N/R (5)	9,094,450
9,805	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2016, 4.000%, 6/01/27	6/24 at 100.00	AAA	10,905,611
1,365	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	BB-	1,298,620
1,005	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	BB-	971,071
111,030	Total Maryland			117,156,921
	Massachusetts – 1.0%
465	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – NPFG Insured	No Opt. Call	Aa1	490,091
10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA	10,102,200
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	BB	925,238
680	5.000%, 7/01/27	7/24 at 100.00	BB	727,396
925	5.000%, 7/01/28	7/24 at 100.00	BB	988,011
960	5.000%, 7/01/29	7/24 at 100.00	BB	996,643
4,800	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 4.000%, 10/01/32, 144A	10/22 at 105.00	BB+	4,420,944
2,370	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28 (9)	4/20 at 100.00	N/R	1,777,500
14,385	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 5.000%, 6/01/39	6/29 at 100.00	BBB	16,903,957
1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,567,485
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,255	5.000%, 7/01/33	7/28 at 100.00	A	2,725,686
1,085	5.000%, 7/01/38	7/28 at 100.00	A	1,291,183
122

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue, Series 2018L:
$ 1,080	5.000%, 10/01/30	10/28 at 100.00	BBB+	$1,299,694
1,240	5.000%, 10/01/31	10/28 at 100.00	BBB+	1,487,876
1,765	5.000%, 10/01/32	10/28 at 100.00	BBB+	2,108,346
4,250	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	A-	4,133,933
4,125	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 4.000%, 7/01/37	1/29 at 100.00	BBB+	4,265,621
	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2 (5)	921,149
1,780	4.500%, 7/01/22 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2 (5)	1,791,962
1,705	4.625%, 7/01/23 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2 (5)	1,716,986
1,430	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.000%, 12/01/39	12/28 at 100.00	AA	1,471,441
3,000	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Series 2019C-1, 2.900%, 12/01/39	12/28 at 100.00	AA	3,063,840
10,590	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2019-214, 2.800%, 12/01/39	6/29 at 100.00	AA+	10,741,119
6,640	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	AA+	7,505,790
78,810	Total Massachusetts			83,424,091
	Michigan – 1.3%
	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB+	2,700,501
2,650	0.000%, 7/01/23	No Opt. Call	BB+	2,211,425
2,880	0.000%, 7/01/24	No Opt. Call	BB+	2,258,150
355	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	AA-	427,331
4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A+	5,569,061
8,625	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 4.000%, 11/15/44 (Mandatory Put 8/15/24)	No Opt. Call	AA+	9,424,451
2,450	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.800%, 10/01/38	10/27 at 100.00	AA	2,666,556
4,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C, 3.650%, 12/01/39	6/28 at 100.00	AA+	4,284,640
13,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.950%, 12/01/39	12/28 at 100.00	AA+	13,225,550
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,271,300
123

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	$5,719,360
1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	4/20 at 100.00	AA+	1,604,880
4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,103,067
	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A+	1,130,140
2,000	5.000%, 9/01/27	3/24 at 100.00	A+	2,261,400
2,555	5.000%, 9/01/28	3/24 at 100.00	A+	2,886,843
3,770	5.000%, 9/01/29	3/24 at 100.00	A+	4,257,650
5,000	5.000%, 9/01/30	3/24 at 100.00	A+	5,644,100
2,270	5.000%, 9/01/31	3/24 at 100.00	A+	2,560,356
	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa1	4,900,095
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	4,955,708
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	3,931,743
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (AMT)	12/25 at 100.00	A1	4,212,075
5,295	5.000%, 12/01/33 (AMT)	12/25 at 100.00	A1	5,944,485
5,000	5.000%, 12/01/34 (AMT)	12/25 at 100.00	A1	5,607,750
102,850	Total Michigan			108,758,617
	Minnesota – 0.8%
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
885	5.000%, 2/15/33	2/28 at 100.00	A-	1,050,327
1,085	5.000%, 2/15/37	2/28 at 100.00	A-	1,272,173
8,390	4.250%, 2/15/43	2/28 at 100.00	A-	9,027,892
55	4.250%, 2/15/48	2/28 at 100.00	A-	58,906
3,775	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2019, 2.000%, 12/01/27	12/25 at 100.00	AAA	3,857,597
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,590	5.000%, 1/01/25	1/24 at 100.00	A+	2,888,782
2,005	5.000%, 1/01/32	1/24 at 100.00	A+	2,228,578
11,015	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2017E, 2.850%, 6/01/47	7/26 at 100.00	Aaa	11,362,799
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020B:
10,000	2.625%, 1/01/40	7/29 at 100.00	AA+	10,358,300
11,220	3.500%, 7/01/50	7/29 at 100.00	AA+	11,839,232
124

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 3,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2015A, 5.000%, 8/01/22	No Opt. Call	AAA	$3,271,050
425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A-	449,973
1,150	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A	1,238,849
2,060	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA-	2,285,982
6,580	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.500%, 2/01/39	2/27 at 100.00	AAA	7,071,723
200	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	5/20 at 100.00	N/R	200,396
64,435	Total Minnesota			68,462,559
	Mississippi – 0.5%
6,570	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A-	6,708,101
8,190	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A-	8,272,555
13,545	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	13,563,557
	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2020A:
2,500	2.450%, 12/01/39	6/29 at 100.00	Aaa	2,414,900
5,000	3.750%, 6/01/49	6/29 at 100.00	Aaa	5,385,400
8,870	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28 (Pre-refunded 12/01/23)	12/23 at 100.00	AA (5)	10,112,244
44,675	Total Mississippi			46,456,757
	Missouri – 0.8%
1,320	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,477,727
1,100	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014, 3.000%, 12/30/24	12/23 at 100.00	A+	1,162,997
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
1,250	5.000%, 3/01/32 (AMT)	3/29 at 100.00	A	1,450,475
2,250	5.000%, 3/01/33 (AMT)	3/29 at 100.00	A	2,600,865
2,485	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019C, 5.000%, 3/01/33	3/29 at 100.00	A	2,947,285
10,305	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	10,929,586
12,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	12,728,640
15,060	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	15,844,475
125

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,465	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB	$1,547,128
220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	222,138
1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 4.250%, 10/01/32 (Pre-refunded 10/01/23)	10/23 at 100.00	A- (5)	1,540,829
2,750	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2019C, 2.750%, 11/01/39	5/29 at 100.00	AA+	2,767,023
1,750	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2020A, 2.550%, 11/01/40	5/29 at 100.00	AA+	1,723,750
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,330	5.000%, 1/01/25	1/24 at 100.00	A2	1,508,154
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,860,067
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,129,180
4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,562,925
1,135	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,264,719
63,485	Total Missouri			68,267,963
	Montana – 0.7%
1,500	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Building Series 2018, 5.000%, 7/01/38	7/28 at 100.00	A+	1,835,220
20,700	Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company Project, Refunding Series 1998A, 2.125%, 5/01/33	3/30 at 102.00	A1	20,842,623
35,095	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	35,724,955
1,000	Gallatin County School District 44 Belgrade, Montana, General Obligation Bonds, School Building Series 2019, 4.000%, 6/01/33	6/29 at 100.00	A+	1,170,060
550	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 3.250%, 6/01/32	6/28 at 100.00	A	591,674
58,845	Total Montana			60,164,532
	Nebraska – 1.4%
5,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A	5,323,350
3,000	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2019, 4.000%, 12/01/49 (Mandatory Put 8/01/25)	5/25 at 100.50	Aa2	3,136,770
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
2,025	5.000%, 5/15/28	5/24 at 100.00	A-	2,305,159
9,350	5.000%, 5/15/44	5/24 at 100.00	A-	10,421,323
670	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA-	713,014
126

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 370	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015, 5.000%, 12/15/22	No Opt. Call	AA-	$407,492
5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32 (Pre-refunded 11/01/21)	11/21 at 100.00	A (5)	6,260,522
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
540	5.000%, 7/01/23	No Opt. Call	BBB	595,069
1,250	5.000%, 7/01/24	No Opt. Call	BBB	1,411,637
530	5.000%, 7/01/25	No Opt. Call	BBB	613,152
750	5.000%, 7/01/26	7/25 at 100.00	BBB	865,448
200	5.000%, 7/01/27	7/25 at 100.00	BBB	230,394
835	5.000%, 7/01/28	7/25 at 100.00	BBB	960,158
485	5.000%, 7/01/29	7/25 at 100.00	BBB	556,547
1,000	5.000%, 7/01/30	7/25 at 100.00	BBB	1,145,290
180	5.000%, 7/01/33	7/25 at 100.00	BBB	205,069
13,725	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2015C, 3.900%, 9/01/35	9/24 at 100.00	AA+	14,496,208
3,980	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2018C, 3.750%, 9/01/38	9/27 at 100.00	AA+	4,273,684
18,380	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.600%, 9/01/44	3/28 at 100.00	AA+	19,151,776
11,660	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D, 2.850%, 9/01/39	3/29 at 100.00	AA+	11,778,466
	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,485	5.000%, 1/01/23	1/22 at 100.00	A+	1,583,248
950	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	1,015,122
560	5.000%, 1/01/24	1/22 at 100.00	A+	596,949
615	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	657,158
365	5.000%, 1/01/25	1/22 at 100.00	A+	389,017
645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	710,003
8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	9,571,120
	Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation Bonds, Refunding Series 2019:
1,020	5.000%, 6/15/26	No Opt. Call	AA-	1,235,954
1,270	5.000%, 6/15/27	No Opt. Call	AA-	1,576,502
1,360	5.000%, 6/15/28	No Opt. Call	AA-	1,722,957
1,460	5.000%, 6/15/29	No Opt. Call	AA-	1,884,568
1,760	4.000%, 6/15/33	6/29 at 100.00	AA-	2,063,424
127

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
$ 3,660	5.250%, 2/01/28	2/27 at 100.00	BB+	$4,140,814
1,355	5.250%, 2/01/29	2/27 at 100.00	BB+	1,532,627
6,000	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018, 3.375%, 12/15/37	6/28 at 100.00	Aa1	6,518,100
110,345	Total Nebraska			120,048,091
	Nevada – 1.1%
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (AMT)	No Opt. Call	A+	2,134,300
1,050	5.000%, 7/01/23 (AMT)	1/23 at 100.00	A+	1,122,104
1,905	5.000%, 7/01/24 (AMT)	1/23 at 100.00	A+	2,035,816
5,275	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014, 4.000%, 11/01/33	11/24 at 100.00	AA+	5,775,703
10,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/23	No Opt. Call	Aa3	10,993,200
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,624,788
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,052,346
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	1,619,967
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,044,780
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	13,004,647
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,125	5.000%, 6/01/24	6/22 at 100.00	AA+	2,299,930
1,545	5.000%, 6/01/25	6/22 at 100.00	AA+	1,670,099
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,158,820
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
45	4.000%, 6/01/20	No Opt. Call	N/R	45,027
310	5.000%, 6/01/22	No Opt. Call	N/R	317,645
6,000	Nevada Housing Division, Single Family Housing Mortgage Revenue Bonds, Series 2019C, 1.200%, 10/01/51 (Mandatory Put 12/31/20)	4/20 at 100.00	N/R	5,993,760
4,710	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,121,889
11,150	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	11,984,466
3,165	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A	No Opt. Call	Ba2	2,953,831
128

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 12,065	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)	No Opt. Call	A2	$12,394,736
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
3,265	5.000%, 7/01/22	7/21 at 100.00	AA	3,420,251
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	4,933,348
90,345	Total Nevada			94,701,453
	New Hampshire – 0.5%
17,347	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	18,369,317
16,870	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A	17,546,656
895	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water Works Inc Project , Series 2015A, 4.250%, 1/01/36 (AMT)	1/26 at 100.00	A+	962,358
1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	A-	1,965,010
850	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A-	902,181
37,802	Total New Hampshire			39,745,522
	New Jersey – 4.9%
1,000	Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds, Bergen County Project, County Guaranteed Series 2019, 4.000%, 10/15/30	10/29 at 100.00	Aaa	1,208,770
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
2,500	5.000%, 2/15/30	2/24 at 100.00	BBB+	2,689,175
1,045	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,111,661
1,370	Flemington-Raritan Regional School District, Hunterdon County, New Jersey, General Obligation Bonds, Series 2019, 2.375%, 9/01/34	9/26 at 100.00	AA	1,384,467
7,905	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB-	8,204,521
1,585	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019, 2.250%, 2/01/29 – BAM Insured	No Opt. Call	AA	1,615,036
129

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$ 5,905	5.000%, 6/15/20	No Opt. Call	BBB+	$5,941,906
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	14,495,041
2,465	5.000%, 6/15/22	No Opt. Call	BBB+	2,619,161
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,171,247
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,610,728
2,990	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,164,945
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,052,710
5,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,279,150
955	4.250%, 6/15/27	6/22 at 100.00	BBB+	989,991
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,874,611
	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A:
6,265	4.000%, 11/01/37	11/29 at 100.00	A-	6,217,261
2,750	4.000%, 11/01/38	11/29 at 100.00	A-	2,713,535
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (AMT)	1/24 at 100.00	A2	1,425,330
2,215	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	2,322,671
6,700	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	6,541,411
25,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A-	26,857,250
6,000	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/47 (AMT)	10/27 at 100.00	Ba1	6,385,320
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA-	2,204,820
6,805	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 7/01/25)	4/25 at 100.85	AA-	8,058,957
12,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-3, 5.000%, 7/01/45 (Mandatory Put 7/01/26)	4/26 at 100.83	AA-	14,519,520
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	BBB-	1,112,650
255	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A, 2.750%, 12/01/27 (AMT)	12/25 at 100.00	Aaa	251,672
130

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
$ 4,445	3.500%, 12/01/29 (AMT)	12/26 at 100.00	Aaa	$4,767,485
11,705	3.750%, 12/01/31 (AMT)	12/26 at 100.00	Aaa	12,633,090
11,975	4.000%, 12/01/32 (AMT)	12/26 at 100.00	Aaa	13,128,432
5,000	3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	5,361,200
935	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A, 3.750%, 10/01/35	10/27 at 100.00	AA	1,029,931
4,650	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A	4,427,963
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
6,145	5.000%, 6/15/24	No Opt. Call	A+	6,694,916
8,375	5.000%, 6/15/29	6/26 at 100.00	A+	9,281,008
9,395	5.000%, 6/15/30	6/26 at 100.00	A+	10,388,333
10,530	5.000%, 6/15/31	6/26 at 100.00	A+	11,615,222
1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A-	1,005,350
10,705	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A-	11,364,107
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
7,190	5.500%, 6/15/31	6/21 at 100.00	A-	7,332,218
9,440	5.250%, 6/15/36	6/21 at 100.00	A-	9,565,458
2,120	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	A-	2,151,206
14,025	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	A-	14,593,994
20,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 6/15/20	No Opt. Call	A-	20,294,536
770	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/36	6/23 at 100.00	A-	790,536
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	A-	1,918,292
1,850	5.250%, 6/15/34	6/25 at 100.00	A-	1,956,893
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
2,000	5.000%, 12/15/23	No Opt. Call	A-	2,123,140
4,550	4.250%, 12/15/38	12/28 at 100.00	A-	4,597,138
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A:
2,500	5.000%, 12/15/25	No Opt. Call	A-	2,709,175
5,000	5.000%, 12/15/26	No Opt. Call	A-	5,472,650
131

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 10,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 3.750%, 6/15/33	12/28 at 100.00	A-	$10,313,885
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
6,115	5.000%, 6/15/33	12/28 at 100.00	A-	6,576,805
10,000	5.000%, 6/15/34	12/28 at 100.00	A-	10,722,800
4,000	5.000%, 6/15/35	12/28 at 100.00	A-	4,274,360
1,000	3.500%, 6/15/46	12/28 at 100.00	A-	919,150
2,875	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.250%, 9/15/33	9/26 at 100.00	AA	2,896,563
2,410	Ocean City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2016, 1.000%, 11/15/28	11/24 at 100.00	AA	2,239,203
955	Ocean County, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.000%, 9/01/32	9/29 at 100.00	Aaa	945,899
5,115	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	5,354,178
2,950	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q, 3.000%, 1/01/21	No Opt. Call	Baa1	2,974,131
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
4,600	5.000%, 6/01/28	No Opt. Call	A	5,198,920
20	5.000%, 6/01/29	6/28 at 100.00	A	22,470
3,085	5.000%, 6/01/30	6/28 at 100.00	A-	3,427,558
6,560	5.000%, 6/01/31	6/28 at 100.00	A-	7,248,800
6,000	5.000%, 6/01/35	6/28 at 100.00	A-	6,525,060
11,265	4.000%, 6/01/37	6/28 at 100.00	A-	11,172,514
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B:
19,740	3.200%, 6/01/27	No Opt. Call	BBB	19,651,565
2,770	5.000%, 6/01/46	6/28 at 100.00	BB+	2,669,975
2,555	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Refunding Regional Schools Series 2019, 2.000%, 7/15/26	No Opt. Call	AA-	2,599,789
398,675	Total New Jersey			419,959,415
	New Mexico – 0.6%
	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Improvement Senior Lien Series 2020:
6,115	5.000%, 7/01/27 (WI/DD, Settling 4/02/20)	No Opt. Call	AAA	7,670,411
4,585	5.000%, 7/01/28 (WI/DD, Settling 4/02/20)	No Opt. Call	AAA	5,879,529
12,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	5/25 at 100.87	AA	14,821,625
1,800	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018B, 3.750%, 7/01/38	7/27 at 100.00	Aaa	1,936,926
132

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$ 5,250	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.750%, 7/01/38	1/28 at 100.00	Aaa	$5,674,253
2,720	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 3.000%, 7/01/39	1/29 at 100.00	Aaa	2,789,795
2,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019F, 2.850%, 7/01/39	1/29 at 100.00	Aaa	2,018,700
9,350	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Acquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	10,196,082
44,320	Total New Mexico			50,987,321
	New York – 6.1%
	Albany County Airport Authority, New York, Airport Revenue Bonds, Refunding Series 2020B Forward Delivery:
1,000	5.000%, 12/15/21 (AMT)	No Opt. Call	A	1,061,040
1,000	5.000%, 12/15/22 (AMT)	No Opt. Call	A	1,085,160
1,225	5.000%, 12/15/23 (AMT)	No Opt. Call	A	1,363,327
1,145	5.000%, 12/15/24 (AMT)	No Opt. Call	A	1,303,789
	Albany County, New York, General Obligation Bonds, Refunding Forward Delivery Series 2019C:
2,225	5.000%, 11/01/21 (WI/DD, Settling 8/03/20)	No Opt. Call	AA	2,329,931
1,915	5.000%, 11/01/22 (WI/DD, Settling 8/03/20)	No Opt. Call	AA	2,066,151
1,515	5.000%, 11/01/23 (WI/DD, Settling 8/03/20)	No Opt. Call	AA	1,685,362
1,595	5.000%, 11/01/24 (WI/DD, Settling 8/03/20)	No Opt. Call	AA	1,825,127
170	Albany County, New York, General Obligation Bonds, Various Purposes Series 2019A, 2.250%, 9/15/36	9/27 at 100.00	AA	162,965
	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	340,440
500	5.000%, 1/01/25	No Opt. Call	A+	583,040
5,130	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	5/20 at 100.00	Baa2	5,137,900
4,000	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48 (Mandatory Put 5/01/26)	11/25 at 100.00	A-	4,755,280
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,900	5.000%, 12/01/25, 144A	No Opt. Call	BBB-	2,212,322
1,400	5.000%, 12/01/27, 144A	6/27 at 100.00	BBB-	1,664,138
1,300	5.000%, 12/01/29, 144A	6/27 at 100.00	BBB-	1,527,903
7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	7,127,268
	Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds, Third General Resolution, Series 2012A:
10,055	5.000%, 5/15/24	5/22 at 100.00	AA	10,835,469
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	9,999,666
133

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
$ 110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	$106,758
1,055	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,007,757
1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A	1,328,613
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-1, Subseries A-J:
11,075	5.000%, 5/15/20	No Opt. Call	N/R	11,076,551
8,160	5.000%, 5/15/20	No Opt. Call	N/R	8,161,142
12,140	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21	No Opt. Call	N/R	12,497,159
14,460	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018C Subseries 2018C-2, 5.000%, 9/01/21	No Opt. Call	N/R	14,995,743
39,750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	41,791,560
40,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	42,320,400
29,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-1, 5.000%, 2/01/23	No Opt. Call	N/R	31,542,704
25,010	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-2S, 4.000%, 2/01/22	No Opt. Call	N/R	25,681,018
10,360	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	AA-	10,991,960
7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/36	5/25 at 100.00	AA-	7,591,850
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann's Community Project, Series 2019:
1,880	4.000%, 1/01/30	1/26 at 103.00	N/R	1,709,070
1,910	5.000%, 1/01/40	1/26 at 103.00	N/R	1,771,792
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	A-	1,708,710
1,000	5.000%, 7/01/29	7/24 at 100.00	A-	1,137,190
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	A-	743,661
2,455	5.000%, 7/01/32	7/24 at 100.00	A-	2,772,407
10,000	Nassau County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2020A, 2.000%, 12/09/20	No Opt. Call	N/R	10,021,000
20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	Aa1	20,257,600
134

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
$ 900	3.625%, 11/01/33	11/27 at 100.00	Aa2	$977,292
2,000	3.875%, 11/01/38	11/27 at 100.00	Aa2	2,166,880
5,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2019D, 2.050%, 5/01/23	1/21 at 100.00	Aa2	5,521,010
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Series 2019P:
2,040	2.600%, 11/01/34	5/28 at 100.00	Aa2	2,058,462
10,100	2.850%, 11/01/39	5/28 at 100.00	Aa2	10,229,280
8,845	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.850%, 11/01/39	5/28 at 100.00	Aa2	9,597,179
2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E, 2.125%, 11/01/23	8/21 at 100.00	Aa2	2,520,500
14,350	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 3.000%, 10/01/39	10/28 at 100.00	Aa1	14,872,053
8,275	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.300%, 10/01/40	10/29 at 100.00	Aa1	7,766,088
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
15,510	4.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	14,734,655
2,000	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	1,957,200
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
2,005	5.000%, 1/01/22 (AMT)	No Opt. Call	BBB+	2,039,406
2,065	5.000%, 1/01/23 (AMT)	No Opt. Call	BBB+	2,116,439
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,440	5.000%, 7/01/30 (AMT)	7/24 at 100.00	BBB	1,501,157
2,045	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	2,001,810
8,075	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	7,890,648
9,565	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	9,893,366
12,605	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	12,887,100
2,465	4.000%, 7/01/46 – AGM Insured (AMT)	7/24 at 100.00	AA	2,506,215
50,000	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	50,758,000
10,030	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA-	11,391,773
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB+	805,168
135

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
$ 2,435	5.000%, 7/01/28	7/24 at 100.00	A-	$2,773,806
2,695	5.000%, 7/01/29	7/24 at 100.00	A-	3,064,727
4,200	5.000%, 7/01/30	7/24 at 100.00	A-	4,768,512
2,100	5.000%, 7/01/31	7/24 at 100.00	A-	2,374,617
1,335	5.000%, 7/01/32	7/24 at 100.00	A-	1,507,602
3,080	5.000%, 7/01/33	7/24 at 100.00	A-	3,473,593
	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Refunding Series 2020A Forward Delivery:
1,200	5.000%, 9/01/23 (WI/DD, Settling 6/03/20)	No Opt. Call	A3	1,332,612
1,835	5.000%, 9/01/24 (WI/DD, Settling 6/03/20)	No Opt. Call	A3	2,091,148
2,000	5.000%, 9/01/25 (WI/DD, Settling 6/03/20)	No Opt. Call	A3	2,336,980
20,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/34	12/25 at 100.00	AAA	23,603,200
506,255	Total New York			529,799,401
	North Carolina – 0.4%
610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BB+	597,154
10,040	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B, 5.000%, 1/01/21 (ETM)	No Opt. Call	N/R (5)	10,330,457
4,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2019-42, 2.625%, 7/01/39	7/28 at 100.00	AA+	4,001,720
5,900	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.800%, 1/01/40	1/29 at 100.00	AA+	5,957,230
11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,624,200
32,150	Total North Carolina			34,510,761
	North Dakota – 0.8%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	125,320
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,294,969
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	2,960,676
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,550,830
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,044,330
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	3,085,995
2,755	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	2,962,231
25,350	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	Baa2	26,495,313
4,900	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C, 3.200%, 7/01/39	7/28 at 100.00	Aa1	5,091,394
136

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
$ 3,785	5.000%, 6/01/28	No Opt. Call	BBB-	$4,515,467
3,000	5.000%, 6/01/29	6/28 at 100.00	BBB-	3,558,270
1,245	5.000%, 6/01/31	6/28 at 100.00	BBB-	1,463,946
3,480	5.000%, 6/01/34	6/28 at 100.00	BBB-	4,047,518
13,280	5.000%, 6/01/38	6/28 at 100.00	BBB-	15,201,616
67,430	Total North Dakota			73,397,875
	Ohio – 3.0%
1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA-	2,015,178
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
1,885	5.000%, 6/01/27	No Opt. Call	A	2,265,374
6,080	5.000%, 6/01/28	No Opt. Call	A	7,429,882
7,680	5.000%, 6/01/29	No Opt. Call	A	9,538,637
7,770	5.000%, 6/01/30	No Opt. Call	A-	9,773,805
8,645	5.000%, 6/01/31	6/30 at 100.00	A-	10,811,351
5,610	5.000%, 6/01/32	6/30 at 100.00	A-	6,981,589
2,895	5.000%, 6/01/33	6/30 at 100.00	A-	3,587,889
2,845	5.000%, 6/01/34	6/30 at 100.00	A-	3,515,310
2,655	5.000%, 6/01/35	6/30 at 100.00	A-	3,268,464
1,155	5.000%, 6/01/36	6/30 at 100.00	A-	1,416,989
4,025	4.000%, 6/01/37	6/30 at 100.00	A-	4,431,284
3,965	4.000%, 6/01/38	6/30 at 100.00	A-	4,347,742
2,005	4.000%, 6/01/39	6/30 at 100.00	A-	2,193,330
8,315	3.000%, 6/01/48	6/30 at 100.00	BBB+	7,786,831
3,150	4.000%, 6/01/48	6/30 at 100.00	BBB+	3,381,210
12,610	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	11,207,138
	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,745,027
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,548,466
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,278,780
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	2,045,646
6,000	Franklin County, Ohio, Revenue Bonds, CHE Trinity Health Credit Group, Variable Rate Demand Obligation Series 2013, 0.700%, 12/01/46 (Mandatory Put 8/03/20)	5/20 at 100.00	Aa3	5,999,220
470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.500%, 8/15/24	4/20 at 100.00	A-	471,664
3,300	Lancaster Port Authority, Ohio, Gas Supply Revenue Bonds, Series 2019, 5.000%, 8/01/49 (Mandatory Put 2/01/25)	11/24 at 100.68	Aa2	3,585,450
137

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	$8,036,315
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
1,150	4.000%, 10/01/20	No Opt. Call	Aa3	1,166,549
1,230	5.000%, 10/01/21	No Opt. Call	Aa3	1,301,229
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,053,934
2,940	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (9)	No Opt. Call	N/R	11,025
1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (9)	No Opt. Call	N/R	5,250
28,740	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (9)	No Opt. Call	N/R	107,775
915	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (9)	No Opt. Call	N/R	3,431
3,610	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (9)	No Opt. Call	N/R	13,538
250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (9)	No Opt. Call	N/R	938
1,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (9)	No Opt. Call	N/R	1,033,535
14,735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	14,216,623
20,015	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005C, 2.100%, 4/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	19,167,365
19,840	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	18,574,406
16,850	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	15,776,992
12,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)	10/24 at 100.00	BBB+	11,374,549
6,015	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)	No Opt. Call	BBB+	5,736,866
735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	725,680
5,000	Ohio Higher Educational Facility Commission, Revenue Bonds, Case Western Reserve University Project, Series 2019C, 1.625%, 12/01/34 (Mandatory Put 12/01/26)	6/26 at 100.00	AA-	4,820,200
138

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,900	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 3.000%, 9/01/39	9/28 at 100.00	Aaa	$4,074,018
5,615	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.750%, 9/01/40	3/29 at 100.00	Aaa	5,740,102
2,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	2,084,240
8,760	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	9,906,859
5,220	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	5,972,776
3,855	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (9)	No Opt. Call	N/R	14,456
8,500	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (9)	No Opt. Call	N/R	31,875
8,645	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (9)	No Opt. Call	N/R	32,419
1,945	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (9)	No Opt. Call	N/R	7,294
2,355	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (9)	No Opt. Call	N/R	8,831
12,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	12,555,734
2,200	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	2,246,684
310,420	Total Ohio			258,427,744
	Oklahoma – 1.7%
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020:
595	4.000%, 12/01/26	No Opt. Call	A	690,700
700	4.000%, 12/01/28	No Opt. Call	A	839,349
875	4.000%, 12/01/30	12/29 at 100.00	A	1,060,273
	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	AA-	2,396,599
1,415	4.000%, 9/01/23	9/21 at 100.00	AA-	1,468,600
2,050	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Yukon Public Schools Project, Series 2019, 5.000%, 12/01/20	No Opt. Call	N/R	2,094,157
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
3,025	5.000%, 6/01/21	No Opt. Call	A+	3,157,767
7,580	5.000%, 6/01/22	No Opt. Call	A+	8,183,595
3,085	5.000%, 6/01/23	No Opt. Call	A+	3,435,271
139

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A:
$ 1,470	5.000%, 12/01/28	12/27 at 100.00	A	$1,785,712
1,410	5.000%, 12/01/31	12/27 at 100.00	A	1,683,427
	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,794,613
5,290	5.000%, 9/01/31	9/26 at 100.00	A	6,330,860
3,150	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018, 3.625%, 9/01/36	9/28 at 100.00	A-	3,395,448
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Amber-Pocasset Public Schools Project, Series 2019:
1,365	4.000%, 9/01/32	9/29 at 100.00	A	1,598,497
1,485	4.000%, 9/01/34	9/29 at 100.00	A	1,727,961
1,000	4.000%, 9/01/36	9/29 at 100.00	A	1,155,210
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Tuttle Public Schools Project, Series 2019:
865	4.000%, 9/01/31	9/29 at 100.00	A+	1,027,136
1,870	4.000%, 9/01/32	9/29 at 100.00	A+	2,211,013
1,315	4.000%, 9/01/33	9/29 at 100.00	A+	1,547,887
1,375	4.000%, 9/01/34	9/29 at 100.00	A+	1,610,221
	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
1,000	5.000%, 9/01/20	No Opt. Call	A	1,015,540
2,115	5.000%, 9/01/22	No Opt. Call	A	2,286,294
1,000	5.000%, 9/01/23	No Opt. Call	A	1,110,860
1,870	5.000%, 9/01/24	No Opt. Call	A	2,134,250
2,490	5.000%, 9/01/26	No Opt. Call	A	2,984,091
	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Purcell Public Schools Project, Series 2018:
1,280	5.000%, 9/01/30	9/28 at 100.00	A	1,600,550
1,565	5.000%, 9/01/34	9/28 at 100.00	A	1,924,527
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
6,045	5.000%, 8/15/33	8/28 at 100.00	Baa3	7,169,007
16,530	5.000%, 8/15/38	8/28 at 100.00	Baa3	19,098,431
3,205	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	3,100,517
2,335	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2019A, 3.000%, 9/01/39	3/28 at 100.00	Aaa	2,423,310
140

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
$ 750	5.000%, 9/01/22	No Opt. Call	A-	$808,883
500	3.000%, 9/01/23	No Opt. Call	A-	519,490
600	5.000%, 9/01/24	No Opt. Call	A-	683,418
1,505	5.000%, 9/01/25	No Opt. Call	A-	1,757,088
3,210	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/38 (AMT)	6/23 at 100.00	AA	3,551,062
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,525	5.000%, 9/01/25	9/23 at 100.00	AA-	3,958,222
10,675	5.000%, 9/01/26	9/23 at 100.00	AA-	11,983,221
1,615	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A, 5.000%, 9/01/29	No Opt. Call	AA-	2,085,143
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,180	5.000%, 9/01/25	No Opt. Call	AA-	7,359,453
9,535	5.000%, 9/01/26	9/25 at 100.00	AA-	11,324,529
2,580	Washington County Rural Water District 3, Oklahoma, Revenue Bonds, Refunding & Capital improvement Series 2020, 3.000%, 9/15/35	3/28 at 100.00	A+	2,731,498
	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
2,000	5.000%, 3/01/29	No Opt. Call	A-	2,502,740
1,695	5.000%, 3/01/31	3/29 at 100.00	A-	2,129,412
2,500	5.000%, 3/01/33	3/29 at 100.00	A-	3,113,325
131,680	Total Oklahoma			150,549,157
	Oregon – 0.9%
5,000	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/35	6/27 at 100.00	AA+	6,161,300
1,750	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A, 0.000%, 6/15/38	6/28 at 100.00	AA+	2,144,083
1,190	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 0.000%, 6/15/40 (8)	6/27 at 100.00	Aa1	1,413,399
4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	Aa1	4,178,077
	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2018A:
1,665	0.000%, 6/15/34	6/28 at 79.31	AA+	1,104,777
1,500	0.000%, 6/15/35	6/28 at 75.58	AA+	940,095
1,000	0.000%, 6/15/37	6/28 at 69.16	AA+	571,400
2,050	0.000%, 6/15/39	6/28 at 63.17	AA+	1,067,517
141

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 1,770	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Refunding Variable Rate Series 2019, 5.000%, 3/01/40 (Mandatory Put 3/01/25)	9/24 at 100.00	A+	$1,957,195
2,750	Multnomah-Clackamas Counties School District 10JT Greham-Barlow, Oregon, General Obligation Bonds, Deferred interest Series 2019A, 0.000%, 6/15/38	6/29 at 72.47	Aa1	1,608,805
3,450	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2017D, 3.450%, 1/01/38	1/27 at 100.00	Aa2	3,681,012
5,740	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2018C, 3.900%, 7/01/38	7/27 at 100.00	Aa2	6,233,181
7,670	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2019A, 2.650%, 7/01/39	7/28 at 100.00	Aa2	7,534,471
15,995	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	16,204,055
11,220	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38 (Pre-refunded 11/15/23)	11/23 at 100.00	AAA	12,772,624
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	AA-	4,070,852
1,925	5.000%, 5/15/33	5/26 at 100.00	AA-	2,281,471
72,245	Total Oregon			73,924,314
	Pennsylvania – 5.8%
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,000	5.000%, 4/01/36	4/28 at 100.00	A	1,213,010
10,000	4.000%, 4/01/37	4/28 at 100.00	A	10,714,300
6,000	4.000%, 4/01/38	4/28 at 100.00	A	6,404,700
13,910	4.000%, 4/01/44	4/28 at 100.00	A	14,540,262
	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012:
1,000	5.000%, 12/01/25	12/22 at 100.00	AA-	1,095,520
4,000	5.000%, 12/01/37	12/22 at 100.00	AA-	4,376,560
1,525	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Ba3	1,598,444
1,200	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (9)	No Opt. Call	N/R	4,500
2,880	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (9)	No Opt. Call	N/R	10,800
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
8,740	4.000%, 11/01/39	11/27 at 100.00	BBB+	9,499,856
2,530	4.000%, 11/01/47	11/27 at 100.00	BBB+	2,688,504
12,400	5.000%, 11/01/47	11/27 at 100.00	BBB+	14,226,520
13,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BBB+	14,744,340
142

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 12,710	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	BBB+	$14,187,792
1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/27	No Opt. Call	A+	1,236,750
3,590	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	3,762,464
	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Forward Delivery Series 2020A:
2,000	5.000%, 6/01/28	No Opt. Call	A1	2,524,720
1,750	5.000%, 6/01/29	No Opt. Call	A1	2,245,145
1,750	5.000%, 6/01/30	No Opt. Call	A1	2,277,503
46,410	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	50,596,646
	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,016,770
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,065,414
	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
410	5.000%, 6/01/22	No Opt. Call	Ba2	430,496
790	5.000%, 6/01/24	6/23 at 100.00	Ba2	843,736
520	5.000%, 6/01/25	6/23 at 100.00	Ba2	554,299
370	5.125%, 6/01/26	6/23 at 100.00	Ba2	395,164
460	5.375%, 6/01/28	6/23 at 100.00	Ba2	493,529
12,575	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A1	12,628,695
10,520	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A1	10,589,222
11,890	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	12,558,218
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, AICUP Financing Program, Gwynedd Mercy University, Variable Rate Series 2017V-1B:
1,000	4.000%, 5/01/36 (Mandatory Put 5/01/22)	No Opt. Call	BBB	1,026,600
1,100	4.000%, 5/01/36 (Mandatory Put 5/01/23)	No Opt. Call	BBB	1,139,457
5,900	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	5,920,768
8,285	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019, 4.000%, 5/01/44	5/29 at 100.00	AA	9,366,855
143

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 4,055	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (9)	No Opt. Call	N/R	$15,206
3,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (9)	No Opt. Call	N/R	12,956
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,262,402
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,593,719
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,584,423
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	572,760
1,110	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,271,094
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,861,662
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,338,661
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,429,257
2,375	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2004, 2.150%, 11/01/21	No Opt. Call	A-	2,395,663
10,500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2017A, 1.700%, 8/01/37 (Mandatory Put 8/03/20) (AMT)	No Opt. Call	N/R	10,487,925
1,670	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-2, 2.875%, 5/01/30 (Mandatory Put 5/01/20)	No Opt. Call	N/R	1,670,534
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012:
1,320	5.000%, 5/01/27	11/22 at 100.00	BBB-	1,384,944
10,850	5.000%, 5/01/42	11/22 at 100.00	BBB-	11,216,079
19,870	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	20,518,954
8,950	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.100%, 10/01/36	10/25 at 100.00	AA+	9,242,307
14,915	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A, 3.700%, 10/01/37 (AMT)	4/27 at 100.00	AA+	16,150,857
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128B:
6,585	3.500%, 10/01/34	10/27 at 100.00	AA+	7,045,950
3,000	3.850%, 4/01/38	10/27 at 100.00	AA+	3,246,870
4,880	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-131A, 3.000%, 10/01/39	4/29 at 100.00	AA+	5,007,368
144

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
$ 2,095	0.000%, 12/01/34 (8)	12/26 at 100.00	AA-	$2,258,389
5,000	0.000%, 12/01/37 (8)	12/26 at 100.00	AA-	5,365,550
16,150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A	21,139,865
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2019 Forward Delivery:
4,615	5.000%, 12/01/24	No Opt. Call	A1	5,393,966
5,000	5.000%, 12/01/25	No Opt. Call	A1	5,994,050
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,905	5.000%, 6/01/25	No Opt. Call	A3	6,904,008
2,830	5.000%, 6/01/29	6/26 at 100.00	A3	3,359,691
22,145	5.000%, 6/01/35	6/26 at 100.00	A3	25,951,061
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2017:
2,500	5.000%, 12/01/29	12/27 at 100.00	A3	3,090,725
3,190	5.000%, 12/01/31	12/27 at 100.00	A3	3,916,969
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016A, 5.000%, 12/01/36	12/26 at 100.00	A3	5,887,600
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series 2017:
3,495	5.000%, 12/01/31	12/27 at 100.00	A3	4,291,476
2,250	5.000%, 12/01/32	12/27 at 100.00	A3	2,755,012
2,000	4.000%, 12/01/36	12/27 at 100.00	A3	2,214,300
12,005	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A+	14,031,324
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/28	6/26 at 100.00	A1	1,182,040
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2017A-1, 5.000%, 12/01/36	12/27 at 100.00	A1	3,656,190
7,445	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A	8,751,821
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017:
1,835	5.000%, 5/01/31	11/27 at 100.00	BBB-	1,991,085
2,050	5.000%, 5/01/33	11/27 at 100.00	BBB-	2,206,518
1,165	5.000%, 5/01/34	11/27 at 100.00	BBB-	1,248,286
3,025	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (5)	3,064,688
145

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2020 Forward Delivery:
$ 5,000	5.000%, 9/01/21 (WI/DD, Settling 6/05/20)	No Opt. Call	A+	$5,231,600
3,000	5.000%, 9/01/22 (WI/DD, Settling 6/05/20)	No Opt. Call	A+	3,246,360
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B:
3,100	5.000%, 7/01/20 (AMT)	No Opt. Call	A	3,124,335
1,250	5.000%, 7/01/21 (AMT)	No Opt. Call	A	1,299,238
2,650	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	4/20 at 100.00	N/R	2,591,753
2,000	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2019B, 3.000%, 2/15/34	2/27 at 100.00	Aa1	2,123,520
8,395	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.839%, 12/01/24 (3-Month LIBOR *67% reference rate + 0.780% spread) (4)	5/20 at 100.00	AA-	8,376,951
4,430	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/26	5/24 at 100.00	BB+	4,868,747
2,355	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	2,202,796
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc, Series 2013:
730	5.000%, 12/01/20	No Opt. Call	A	747,586
1,105	5.000%, 12/01/21	No Opt. Call	A	1,169,985
1,625	5.000%, 12/01/22	No Opt. Call	A	1,779,765
1,705	5.000%, 12/01/23	6/23 at 100.00	A	1,885,866
1,795	5.000%, 12/01/24	6/23 at 100.00	A	1,981,842
3,435	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	A-	3,577,552
465,885	Total Pennsylvania			499,149,660
	Puerto Rico – 1.5%
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
11,935	6.125%, 7/01/24	No Opt. Call	CC	12,442,237
50	6.000%, 7/01/44	5/20 at 100.00	CC	50,500
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
12,320	5.250%, 7/01/24	7/22 at 100.00	CC	11,781,000
6,030	4.250%, 7/01/25	7/22 at 100.00	CC	5,306,400
12,945	5.000%, 7/01/33	7/22 at 100.00	CC	12,265,387
6,155	5.125%, 7/01/37	7/22 at 100.00	CC	5,847,250
3,315	5.250%, 7/01/42	7/22 at 100.00	CC	3,157,537
146

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 1,783	0.000%, 7/01/24	No Opt. Call	N/R	$1,528,923
15,312	0.000%, 7/01/27	No Opt. Call	N/R	11,678,003
27,525	0.000%, 7/01/29	7/28 at 98.64	N/R	19,081,706
28,167	0.000%, 7/01/31	7/28 at 91.88	N/R	17,551,703
16,784	0.000%, 7/01/33	7/28 at 86.06	N/R	9,308,239
2,589	4.500%, 7/01/34	7/25 at 100.00	N/R	2,601,298
21	4.750%, 7/01/53	7/28 at 100.00	N/R	19,827
1,000	5.000%, 7/01/58	7/28 at 100.00	N/R	974,950
4,743	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2018B-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	4,765,529
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
888	4.329%, 7/01/40	7/28 at 100.00	N/R	817,928
3,251	4.329%, 7/01/40	7/28 at 100.00	N/R	2,994,464
3,939	4.784%, 7/01/58	7/28 at 100.00	N/R	3,698,800
158,752	Total Puerto Rico			125,871,681
	Rhode Island – 0.3%
4,350	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (5)	4,944,036
4,125	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 70, 3.000%, 10/01/39	10/28 at 100.00	AA+	4,291,114
3,900	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 71, 3.000%, 10/01/39	4/29 at 100.00	AA+	4,065,282
136,145	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	4/20 at 14.97	CCC-	17,137,932
148,520	Total Rhode Island			30,438,364
	South Carolina – 0.7%
5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	A	6,451,899
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016:
1,000	5.000%, 11/01/34	5/26 at 100.00	A1	1,144,710
1,170	5.000%, 11/01/35	5/26 at 100.00	A1	1,335,894
6,650	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	6,875,967
3,160	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2019B, 2.900%, 7/01/39	1/29 at 100.00	Aaa	3,266,524
147

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
$ 1,850	5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (5)	$1,890,959
7,500	5.000%, 11/01/27 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (5)	8,226,000
1,275	5.000%, 11/01/29 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (5)	1,398,420
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC - Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	1,992,684
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,059,745
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
3,015	5.000%, 12/01/31	6/25 at 100.00	A	3,415,000
8,290	5.000%, 12/01/50	6/25 at 100.00	A	9,132,015
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,015	5.000%, 12/01/29	6/26 at 100.00	A	8,172,685
3,875	5.000%, 12/01/31	6/26 at 100.00	A	4,481,980
1,325	Spartanburg Regional Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	1,402,407
57,730	Total South Carolina			63,246,889
	South Dakota – 0.3%
	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	567,746
1,000	5.000%, 6/01/24 (Pre-refunded 6/01/23)	6/23 at 100.00	AA+ (5)	1,116,290
6,475	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33 (Mandatory Put 7/01/24)	4/24 at 100.00	AA-	7,266,310
2,410	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31	9/27 at 100.00	A1	2,944,104
	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2018B:
3,200	3.850%, 11/01/33	11/27 at 100.00	AAA	3,512,832
4,625	4.050%, 11/01/38	11/27 at 100.00	AAA	5,066,132
3,000	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2019A, 3.800%, 11/01/39	5/28 at 100.00	AAA	3,244,290
21,235	Total South Dakota			23,717,704
	Tennessee – 1.6%
2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB	2,491,341
3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	5/20 at 100.00	N/R	3,467,958
148

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017:
$ 2,765	3.375%, 4/01/26	No Opt. Call	BBB	$2,962,034
3,250	5.000%, 4/01/29	4/27 at 100.00	BBB	3,811,372
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB	2,921,375
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB	3,171,328
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A+	1,462,342
1,300	4.000%, 1/01/23	No Opt. Call	A+	1,388,556
3,180	5.000%, 1/01/23	No Opt. Call	A+	3,481,909
2,110	5.000%, 1/01/24	1/23 at 100.00	A+	2,307,876
	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA	1,540,147
1,560	5.250%, 4/01/24	4/21 at 100.00	AA	1,623,398
1,240	5.250%, 4/01/25	4/21 at 100.00	AA	1,290,394
8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Aa1	9,259,799
1,020	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.950%, 7/01/35	1/25 at 100.00	AA+	1,092,502
5,280	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-3, 3.750%, 7/01/38	7/27 at 100.00	AA+	5,754,514
11,480	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-4, 3.900%, 7/01/38	1/28 at 100.00	AA+	12,570,026
9,995	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.750%, 7/01/39	7/28 at 100.00	AA+	10,984,105
9,845	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-2, 3.000%, 7/01/39	7/28 at 100.00	AA+	10,232,795
3,625	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-3, 2.600%, 7/01/39	1/29 at 100.00	AA+	3,690,757
5,600	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-4, 2.900%, 7/01/39	1/29 at 100.00	AA+	5,788,776
6,680	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A	6,949,605
13,380	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,505,638
27,240	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	27,919,093
131,635	Total Tennessee			139,667,640
	Texas – 5.7%
1,085	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/30	1/27 at 100.00	BBB+	1,082,288
149

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019:
$ 5,500	5.000%, 11/15/20 (AMT)	No Opt. Call	A1	$5,629,195
5,000	5.000%, 11/15/21 (AMT)	No Opt. Call	A1	5,305,400
3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	A-	3,545,981
3,455	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A- (5)	3,585,634
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	A-	2,116,743
1,390	5.000%, 1/01/33	7/25 at 100.00	A-	1,509,860
1,165	5.000%, 1/01/34	7/25 at 100.00	A-	1,263,419
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	A-	2,184,000
1,650	5.000%, 1/01/35	1/26 at 100.00	A-	1,795,151
	City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2019:
2,400	5.000%, 9/01/32	9/28 at 100.00	A	2,897,688
1,250	5.000%, 9/01/34	9/28 at 100.00	A	1,500,750
1,700	5.000%, 9/01/35	9/28 at 100.00	A	2,034,084
2,155	5.000%, 9/01/36	9/28 at 100.00	A	2,570,807
660	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	A-	673,273
	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012:
5,200	5.000%, 2/15/26 (Pre-refunded 2/15/21)	2/21 at 100.00	Aaa	5,377,268
2,800	5.000%, 2/15/26	2/21 at 100.00	AAA	2,893,688
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
10,000	1.350%, 11/01/20 (AMT), 144A	No Opt. Call	A+	10,009,800
20,000	1.600%, 11/01/21 (AMT), 144A	No Opt. Call	A+	20,131,000
9,295	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	9,445,765
11,750	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	12,771,192
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C, 4.000%, 10/01/45	4/30 at 100.00	A+	11,039,000
7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (5)	8,390,194
150

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
$ 875	4.000%, 3/01/21	No Opt. Call	A-	$894,451
550	4.000%, 3/01/22	3/21 at 100.00	A-	563,442
800	4.000%, 3/01/23	3/21 at 100.00	A-	818,816
440	4.250%, 3/01/25	3/21 at 100.00	A-	451,101
6,890	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-2, 5.000%, 7/01/49 (Mandatory Put 12/01/24)	9/24 at 100.84	A+	7,829,727
5,400	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-3, 5.000%, 7/01/49 (Mandatory Put 12/01/26)	9/26 at 100.78	A+	6,455,106
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2020 Forward Delivery:
1,280	5.000%, 6/01/21	No Opt. Call	A+	1,335,872
1,000	5.000%, 6/01/22	No Opt. Call	A+	1,066,330
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A:
1,825	5.000%, 12/01/23	12/22 at 100.00	A+	1,971,201
18,000	4.000%, 12/01/31 (Pre-refunded 12/01/22)	12/22 at 100.00	A+ (5)	19,405,980
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
5,215	5.000%, 12/01/26	12/24 at 100.00	A+	5,901,242
4,025	5.000%, 12/01/27	12/24 at 100.00	A+	4,543,863
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,377,850
6,130	5.000%, 12/01/29 (Pre-refunded 12/01/24)	12/24 at 100.00	A+ (5)	7,195,578
2,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019A, 4.000%, 10/01/35	10/29 at 100.00	AA	2,331,320
5,045	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	5,827,328
1,570	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St Luke's Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	6/20 at 100.00	AA+ (5)	1,643,884
2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 4.254%, 11/01/41 (Pre-refunded 11/01/21), 144A (IF) (6)	11/21 at 100.00	AAA	2,744,653
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	309,482
425	5.000%, 11/15/23	No Opt. Call	A3	473,705
151

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	$5,564,358
4,600	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,302,374
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,708,431
12,050	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,826,170
2,380	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (5)	2,401,539
5,240	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Limited Tax Schoolhouse Series 2013A, 4.000%, 2/15/31	2/23 at 100.00	AAA	5,599,516
11,815	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 4.000%, 2/15/34	2/26 at 100.00	AAA	13,103,662
	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	1,977,786
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,107,903
	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A+	19,954,611
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,339,200
2,440	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	BB-	2,427,800
	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2018D:
3,000	5.000%, 11/15/32	11/28 at 100.00	Aa2	3,789,450
2,570	5.000%, 11/15/33	11/28 at 100.00	Aa2	3,232,803
6,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/22	No Opt. Call	AA	6,440,700
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,005	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A	7,716,340
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A	3,607,273
2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA-	2,285,740
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (AMT)	11/25 at 100.00	A1	1,139,520
2,025	5.000%, 11/01/27 (AMT)	11/25 at 100.00	A1	2,304,126
1,570	5.000%, 11/01/28 (AMT)	11/25 at 100.00	A1	1,785,530
2,000	5.000%, 11/01/29 (AMT)	11/25 at 100.00	A1	2,272,320
2,000	5.000%, 11/01/30 (AMT)	11/25 at 100.00	A1	2,270,080
1,915	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	1,891,197
152

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018:
$ 2,135	5.000%, 5/15/21	No Opt. Call	A+	$2,226,869
1,845	5.000%, 5/15/22	No Opt. Call	A+	1,989,021
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	B1	3,316,462
2,720	5.250%, 12/01/28	12/25 at 100.00	B1	2,980,522
2,700	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	2,763,126
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
4,460	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	4,867,867
4,720	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	5,151,644
3,945	5.000%, 8/15/26 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	4,305,770
7,065	5.000%, 8/15/27 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	7,711,094
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
3,855	0.000%, 9/01/43 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (5)	4,975,918
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (5)	12,798,708
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	9,157,423
5,075	5.250%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	5,369,604
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A:
5,000	3.000%, 1/01/35	1/29 at 100.00	A+	5,165,850
5,310	4.000%, 1/01/36	1/29 at 100.00	A+	5,989,308
4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30 (Pre-refunded 11/15/21)	11/21 at 100.00	AA- (5)	5,119,414
1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,406,021
3,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A, 4.125%, 9/01/38	9/27 at 100.00	Aaa	3,360,990
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,167,800
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A:
7,000	4.000%, 12/31/37	12/29 at 100.00	Baa2	7,141,470
5,790	4.000%, 12/31/38	12/29 at 100.00	Baa2	5,888,025
10,845	4.000%, 12/31/39	12/29 at 100.00	Baa2	10,993,251
153

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
$ 4,820	5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	$5,155,086
8,000	5.000%, 12/31/45 (AMT)	12/25 at 100.00	Baa3	8,504,480
5,335	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 5.000%, 8/15/39	8/30 at 100.00	A	6,612,412
16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	A-	17,145,375
	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll Series 2019A:
1,125	0.000%, 8/01/35	2/29 at 76.82	Baa3	592,391
1,590	0.000%, 8/01/36	2/29 at 73.16	Baa3	793,569
2,070	0.000%, 8/01/37	2/29 at 69.41	Baa3	973,873
1,100	0.000%, 8/01/39	2/29 at 62.63	Baa3	462,803
3,800	University of Houston, Texas, Consolidated Revenue Bonds, Refunding Series 2011A, 5.000%, 2/15/22	2/21 at 100.00	AA	3,921,790
	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
3,015	4.000%, 8/15/20	No Opt. Call	A	3,045,542
3,135	4.000%, 8/15/21	No Opt. Call	A	3,252,092
8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	9,452,250
455,640	Total Texas			491,699,360
	Utah – 0.1%
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (5)	3,655,296
2,000	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (5)	2,188,800
2,265	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (5)	2,478,816
7,605	Total Utah			8,322,912
	Virginia – 2.3%
5,390	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32 (Mandatory Put 6/01/23)	No Opt. Call	A2	5,520,600
18,535	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Intermediate Lien Bond Anticipation Note Series 2019A, 5.000%, 7/01/22	No Opt. Call	Aa2	20,143,282
9,785	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Metrorail Service District Improvement Silver Line Phase 2 Project, Series 2018, 2.000%, 4/01/22	5/20 at 100.00	AA+	9,799,775
6,785	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory Put 6/01/23)	No Opt. Call	A2	6,931,217
154

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 5,880	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008C, 1.800%, 11/01/35 (Mandatory Put 4/01/22)	No Opt. Call	A2	$5,937,330
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A:
1,800	5.000%, 10/01/32	10/28 at 100.00	A	2,205,846
1,250	5.000%, 10/01/33	10/28 at 100.00	A	1,522,450
1,750	5.000%, 10/01/34	10/28 at 100.00	A	2,117,098
2,000	5.000%, 10/01/35	10/28 at 100.00	A	2,402,720
21,500	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020D, 5.000%, 7/01/53 (Mandatory Put 7/01/30) (WI/DD, Settling 4/02/20)	1/30 at 100.00	AA-	28,152,530
760	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	758,533
1,185	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016, 3.125%, 6/15/31	6/26 at 100.00	A3	1,248,433
710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	661,798
7,505	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020B, 2.200%, 3/01/40	3/29 at 100.00	AA+	7,354,375
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
27,100	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	29,606,750
10,000	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	10,911,900
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2019:
6,535	5.000%, 1/01/44 (AMT)	1/22 at 100.00	BBB	6,556,173
31,560	5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	31,573,886
6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	6,942,515
8,690	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory Put 9/01/20)	No Opt. Call	A2	8,673,141
8,100	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.900%, 5/01/33 (Mandatory Put 6/01/23)	No Opt. Call	A2	8,293,347
183,655	Total Virginia			197,313,699
	Washington – 2.7%
	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2019A:
27,890	5.000%, 7/01/36	7/29 at 100.00	Aa2	34,516,664
50,350	5.000%, 7/01/37	7/29 at 100.00	Aa2	62,120,823
155

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 2,900	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016, 5.000%, 2/01/29	2/26 at 100.00	AA-	$3,450,623
2,340	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,648,552
5,140	Snohomish County, Washington, General Obligation Bonds, Limited Tax Series 2013, 4.000%, 12/01/39	6/23 at 100.00	AA+	5,506,893
10,485	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	11,787,866
15,005	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	17,269,705
16,030	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	18,809,121
6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A+	6,146,640
	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
2,730	5.000%, 1/01/26	7/25 at 100.00	A+	3,193,008
1,285	5.000%, 1/01/27	7/25 at 100.00	A+	1,496,897
	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,315	5.000%, 11/15/22	No Opt. Call	AA-	1,440,043
2,035	5.000%, 11/15/24	5/24 at 100.00	AA-	2,330,686
14,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA-	14,881,860
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
4,015	5.000%, 10/01/30	10/28 at 100.00	AA-	5,089,856
2,780	5.000%, 10/01/31	10/28 at 100.00	AA-	3,501,299
3,010	5.000%, 10/01/32	10/28 at 100.00	AA-	3,765,751
2,600	5.000%, 10/01/33	10/28 at 100.00	AA-	3,232,788
	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
5,120	5.000%, 8/15/29	8/27 at 100.00	BBB	6,145,382
5,000	5.000%, 8/15/34	8/27 at 100.00	BBB	5,900,800
5,765	5.000%, 8/15/36	8/27 at 100.00	BBB	6,756,176
	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Refunding Triple Pledge SR 520 Toll Series R-2021A Forward Delivery:
1,625	5.000%, 6/01/22 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	1,698,385
2,000	5.000%, 6/01/23 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	2,157,880
1,960	5.000%, 6/01/24 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	2,177,756
4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	4,809,789
195,795	Total Washington			230,835,243
156

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	West Virginia – 0.3%
$ 6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	$6,047,460
6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	6,047,460
10,335	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A-	10,307,302
4,830	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	4,910,758
1,045	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,197,549
28,210	Total West Virginia			28,510,529
	Wisconsin – 1.5%
2,000	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019, 4.000%, 6/01/35	6/29 at 100.00	AA	2,319,940
25,400	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	25,021,540
600	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, 3.000%, 4/01/25, 144A	No Opt. Call	BB	580,728
5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-1, 2.625%, 11/01/25 (AMT)	No Opt. Call	A-	5,380,815
7,770	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)	5/26 at 100.00	A-	7,659,511
4,420	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB-	4,610,723
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
4,170	4.050%, 11/01/30	5/26 at 100.00	BBB	3,847,409
8,980	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB	8,468,050
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	AA-	335,000
470	5.000%, 4/01/22	No Opt. Call	AA-	504,846
	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
810	5.000%, 12/01/26	11/24 at 100.00	AA-	934,716
3,950	5.000%, 12/01/27	11/24 at 100.00	AA-	4,547,556
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A:
1,020	5.000%, 7/15/25 (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (5)	1,071,316
14,400	5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (5)	15,124,464
157

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (5)	$2,075,182
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A-	5,419,650
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A-	1,042,820
2,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc, Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	2,207,604
1,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	1,928,591
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Series 2018A, 4.000%, 8/15/36	8/28 at 100.00	AA	2,269,400
4,365	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,848,249
1,950	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A, 5.000%, 11/01/39	11/26 at 103.00	N/R	1,914,100
2,850	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2018A, 5.000%, 9/15/40	9/23 at 100.00	BBB-	2,850,826
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA-	934,948
1,310	5.000%, 12/15/25	12/24 at 100.00	AA-	1,525,587
2,750	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A, 3.000%, 11/01/39	11/28 at 100.00	AA	2,883,182
	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2:
85	5.000%, 5/01/24 (Pre-refunded 5/01/22)	5/22 at 100.00	N/R (5)	91,745
6,765	5.000%, 5/01/24	5/22 at 100.00	Aa1	7,311,409
3,145	Wisconsin State, General Obligation Bonds, Series 2012B, 3.000%, 5/01/26	5/21 at 100.00	Aa1	3,207,743
8,110	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	A1	8,977,770
125,905	Total Wisconsin			129,895,420
	Wyoming – 0.7%
10,720	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39	5/29 at 100.00	A	10,807,368
5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00	BB+	5,883,515
28,265	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26	No Opt. Call	A1	28,106,716
5,405	Wyoming Community Development Authority, Housing Revenue Bonds, 2015 Series 6, 3.900%, 12/01/34	12/24 at 100.00	AA+	5,753,298
6,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2019 Series 3, 2.650%, 12/01/39	12/28 at 100.00	AA+	6,476,535
56,390	Total Wyoming			57,027,432
$ 8,347,054	Total Municipal Bonds (cost $8,366,750,467)			8,544,835,096

158

Shares	Description (1)	Value
	COMMON STOCKS – 0.7%
	Electric Utilities – 0.7%
2,651,687	Energy Harbor Corp (10), (11)	$ 59,994,418
	Total Common Stocks (cost $55,047,160)	59,994,418
	Total Long-Term Investments (cost $8,421,797,627)	8,604,829,514

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.8%
	MUNICIPAL BONDS – 1.8%
	National – 0.6%
$ 10,993	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, Variable Rate Demand Obligations, 5.510%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (4), (12)	No Opt. Call	A+	$10,993,016
1,165	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class D Series 2018, Variable Rate Demand Obligations, 5.710%, 7/31/23 (SIFMA reference rate + 1.000% spread), 144A (4), (12)	No Opt. Call	A+	1,165,000
8,500	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5027, 4.960%, 6/01/21 (AMT) (Mandatory Put 5/04/20), 144A (12)	No Opt. Call	F1+	8,500,000
29,580	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5028, 4.960%, 6/01/21 (AMT) (Mandatory Put 5/04/20), 144A (12)	No Opt. Call	F1+	29,580,000
50,238	Total National			50,238,016
	Alabama – 0.3%
28,940	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23) (12)	No Opt. Call	A-1	29,871,868
	California – 0.4%
34,790	Los Angeles Community Redevelopment Agency, California, Multifamily Housing Revenue Bonds, Variable Rate Demand Obligations, Hollywood & Vine Apartments, Tender Option Bond Trust 2020-MIZ9013, 4.100%, 10/15/37 (AMT) (Mandatory Put 5/07/20), 144A (12)	2/21 at 100.00	VMIG1	34,790,000
	Florida – 0.4%
37,960	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (12)	6/20 at 104.00	N/R	34,376,196
	New Jersey – 0.1%
4,520	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Floater Series 2017-ZM0566, Variable Rate Demand Obligations, 4.710%, 7/01/25 (Mandatory Put 5/07/20), 144A (12)	No Opt. Call	A-1	4,520,000
$ 156,448	Total Short-Term Investments (cost $156,446,766)			153,796,080
	Total Investments (cost $8,578,244,393) – 101.5%			8,758,625,594
	Borrowings – (1.5)% (13)			(127,000,000)
	Other Assets Less Liabilities – (0.0)%			(1,428,358)
	Net Assets – 100%			$ 8,630,197,236
159

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(10)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(13)	Borrowings as a percentage of Total Investments is 1.4%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
SIFMA	Securities Industry and Financial Market Association
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
160

Nuveen Limited Term Municipal Bond Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.0%
	MUNICIPAL BONDS – 95.9%
	National – 0.2%
$ 8,975	Federal Home Loan Mortgage Corporation, Multifamily Variable Rate Certificates Relating to Municipal Securities Class A Series 2019M-057, 2.400%, 10/15/29	No Opt. Call	AA+	$9,800,879
2,840	Freddie Mac Multifamily ML Certificates, Series ML 05, Series 2019A, 3.400%, 1/25/36	No Opt. Call	AA+	3,313,844
11,815	Total National			13,114,723
	Alabama – 1.7%
9,790	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	10,076,945
3,920	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 5 Series 2020A-1, 4.000%, 10/01/49 (Mandatory Put 10/01/26)	7/26 at 100.65	A	4,113,805
32,945	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	33,317,608
30,075	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	30,700,259
10,835	Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 12/01/25)	9/25 at 100.58	A	11,281,077
11,330	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	11,731,422
98,895	Total Alabama			101,221,116
	Alaska – 0.9%
1,290	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2016A-II, 1.900%, 12/01/24	No Opt. Call	AA+	1,305,467
7,810	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018A-II, 3.450%, 12/01/33	6/27 at 100.00	AA+	8,435,659
4,575	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	5/20 at 100.00	N/R	4,580,764
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,790,230
3,565	5.000%, 1/01/26 (AMT)	7/25 at 100.00	Baa2	3,931,304
	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019:
5,145	5.000%, 4/01/27	No Opt. Call	A+	6,252,924
5,355	5.000%, 4/01/28	No Opt. Call	A+	6,627,616
5,575	5.000%, 4/01/29	No Opt. Call	A+	7,012,681
745	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	4/20 at 100.00	A2	745,156
161

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alaska (continued)
$ 10,215	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	$10,325,016
3,645	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A1	3,684,257
49,575	Total Alaska			54,691,074
	Arizona – 2.5%
	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2020C Forward Delivery:
1,000	5.000%, 8/01/22 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,040,580
1,000	5.000%, 8/01/24 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,101,490
	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,430	5.000%, 10/01/26	No Opt. Call	Aa2	6,582,843
5,000	5.000%, 10/01/27	No Opt. Call	Aa2	6,221,200
120	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	121,168
16,775	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	17,104,293
1,625	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,660,977
19,285	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	21,383,979
2,220	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding AMT Series 2017A, 1.800%, 9/01/32 (Mandatory Put 5/21/20) (AMT)	No Opt. Call	A+	2,220,844
1,200	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017B, 1.600%, 3/01/39 (Mandatory Put 5/21/20)	No Opt. Call	A+	1,200,456
	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
575	5.000%, 7/01/20	No Opt. Call	AAA	580,451
765	5.000%, 7/01/21	No Opt. Call	AAA	801,452
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2020:
750	5.000%, 5/15/21	No Opt. Call	AA-	782,273
750	5.000%, 5/15/22	No Opt. Call	AA-	808,215
550	5.000%, 5/15/23	No Opt. Call	AA-	611,782
425	4.000%, 5/15/24	No Opt. Call	AA-	470,360
14,500	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019B, 5.000%, 9/01/45 (Mandatory Put 9/01/24)	No Opt. Call	A2	16,687,325
6,665	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory Put 10/18/24)	No Opt. Call	AA-	7,620,028
162

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 3,890	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019B, 0.600%, 1/01/35 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.380% spread) (4)	4/22 at 100.00	AA-	$3,885,877
3,350	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.790%, 1/01/35 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	3,368,659
11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, Public Service Company of New Mexico Palo Verde Project, Refunding Series 2010A, 2.400%, 6/01/43 (Mandatory Put 6/01/20)	No Opt. Call	BBB	11,000,880
	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	579,111
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,621,246
750	4.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	795,885
1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	Aa3	1,407,795
	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	AA	1,435,360
2,225	4.000%, 7/01/21	No Opt. Call	AA	2,306,368
2,055	4.000%, 7/01/22	No Opt. Call	AA	2,186,397
	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,435	5.000%, 7/01/21	No Opt. Call	AA	2,550,395
4,030	5.000%, 7/01/22	No Opt. Call	AA	4,356,228
3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,287,535
	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	5,422,250
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	6,414,207
295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A-	297,428
	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,305	5.000%, 8/01/22	No Opt. Call	AA	1,419,749
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,246,280
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,314,840
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,157,420
134,905	Total Arizona			146,053,626
	Arkansas – 0.7%
8,605	Arkansas State, Federal Highway Grant Anticipation and Tax Revenue Bonds, Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa1	9,427,036
1,400	Crittenden County, Arkansas, Sales and Use Tax Revenue Bonds, Series 2017, 5.000%, 3/01/21	No Opt. Call	A	1,448,580
5,250	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Refunding & Capital Improvement Series 2019A, 2.000%, 11/01/29	11/26 at 100.00	AA-	5,375,632
163

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas (continued)
$ 670	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014, 5.000%, 7/01/21	No Opt. Call	A+	$701,926
	Pulaksi County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
995	4.000%, 7/01/20	No Opt. Call	BB+	997,537
1,020	4.000%, 7/01/21	No Opt. Call	BB+	1,032,760
1,075	4.000%, 7/01/22	No Opt. Call	BB+	1,094,382
1,180	5.250%, 7/01/27	7/23 at 100.00	BB+	1,217,548
470	5.250%, 7/01/28	7/23 at 100.00	BB+	485,125
	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A	545,560
1,740	5.000%, 12/01/23	No Opt. Call	A	1,954,925
2,110	5.000%, 12/01/24	No Opt. Call	A	2,437,113
2,000	Rogers School District 30, Benton County, Arkansas, General Obligation Bonds, Construction Series 2019, 2.125%, 2/01/31	2/25 at 100.00	Aa2	2,017,740
	Rogers School District 30, Benton County, Arkansas, General Obligation Bonds, Refunding Series 2019:
2,560	3.000%, 2/01/27	8/24 at 100.00	Aa2	2,702,259
3,790	3.000%, 2/01/28	8/24 at 100.00	Aa2	4,011,033
3,915	3.000%, 2/01/29	8/24 at 100.00	Aa2	4,124,100
37,280	Total Arkansas			39,573,256
	California – 3.3%
17,400	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)	10/25 at 100.00	AA	18,574,674
8,050	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2011A, 3.000%, 3/01/41 (Mandatory Put 3/01/24)	9/23 at 100.00	A+	8,245,937
18,235	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006C, 5.000%, 6/01/41 (Mandatory Put 11/01/29)	No Opt. Call	AA-	23,642,407
7,965	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory Put 10/01/25)	10/25 at 100.00	AA-	7,858,030
5,380	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)	No Opt. Call	AA-	6,140,517
4,000	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	4,250,517
	California Infrastructure and Economic Development Bank, Revenue Bonds, J Paul Getty Trust, Refunding Series 2020A-1:
1,000	4.000%, 4/01/25	No Opt. Call	AAA	1,138,030
1,000	4.000%, 4/01/26	No Opt. Call	AAA	1,162,560
164

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
$ 1,565	5.000%, 2/01/22	No Opt. Call	A-	$1,658,368
2,600	5.000%, 2/01/23	No Opt. Call	A-	2,836,522
1,920	5.000%, 2/01/24	No Opt. Call	A-	2,152,205
1,700	5.000%, 2/01/25	No Opt. Call	A-	1,955,170
2,000	5.000%, 2/01/26	No Opt. Call	A-	2,355,320
1,500	5.000%, 2/01/27	No Opt. Call	A-	1,805,655
19,790	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 3.000%, 12/31/30 – AGM Insured (AMT)	6/28 at 100.00	AA	19,578,445
5,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	N/R	4,998,650
3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	N/R	3,465,109
5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A-	6,111,469
6,440	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A-	6,589,794
13,270	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	5/20 at 100.00	N/R	13,278,493
765	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A-	882,206
2,590	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012, 5.000%, 1/01/21 (ETM)	No Opt. Call	BBB (5)	2,666,094
6,075	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BB-	5,963,524
500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	519,425
5,010	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018B, 5.000%, 1/01/22	12/21 at 100.00	Aa2	5,330,339
2,780	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,021,221
2,715	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,122,576
	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election 2000 Refunding Series 2020:
1,900	5.000%, 8/01/22 (WI/DD, Settling 5/05/20)	No Opt. Call	Aaa	2,062,792
2,500	5.000%, 8/01/23 (WI/DD, Settling 5/05/20)	No Opt. Call	Aaa	2,805,475
2,020	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (5)	2,068,238
60	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	65,603
13,900	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27	11/26 at 100.00	A-	13,977,562
165

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 6,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/25 (AMT)	No Opt. Call	A+	$7,233,813
1,530	Vallecito Union School District, Calaveras County, California, General Obligation Bonds,2018 Election, Anticipation Note Series 2019, 0.000%, 8/01/22	No Opt. Call	AA	1,489,516
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,225	4.000%, 7/01/20	No Opt. Call	Baa1	1,233,330
1,130	5.000%, 7/01/22	No Opt. Call	Baa1	1,218,072
980	5.000%, 7/01/23	No Opt. Call	Baa1	1,087,486
180,075	Total California			192,545,144
	Colorado – 2.0%
2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	Aa3	2,802,772
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
765	5.000%, 12/01/20, 144A	No Opt. Call	N/R	769,873
1,000	5.000%, 12/01/21, 144A	No Opt. Call	N/R	1,013,310
1,425	5.000%, 12/01/22, 144A	No Opt. Call	N/R	1,449,410
1,000	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/20 (ETM)	No Opt. Call	N/R (5)	1,006,330
7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,195,037
16,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)	No Opt. Call	BBB+	17,847,345
5,230	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/21 (ETM)	No Opt. Call	BBB+ (5)	5,369,432
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
2,545	5.000%, 8/01/25	No Opt. Call	BBB+	2,899,977
2,500	5.000%, 8/01/26	No Opt. Call	BBB+	2,904,100
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
3,000	5.000%, 8/01/25	No Opt. Call	BBB+	3,418,440
2,500	5.000%, 8/01/26	No Opt. Call	BBB+	2,904,100
3,100	5.000%, 8/01/29	No Opt. Call	BBB+	3,736,926
7,305	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	8,407,544
7,205	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	8,454,131
166

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
$ 1,005	4.000%, 6/01/20 (ETM)	No Opt. Call	N/R (5)	$1,009,744
2,000	5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (5)	2,089,920
2,300	5.000%, 6/01/22 (ETM)	No Opt. Call	N/R (5)	2,489,704
500	5.000%, 6/01/23 (ETM)	No Opt. Call	N/R (5)	558,970
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
3,000	5.000%, 1/01/26	No Opt. Call	AA-	3,555,090
4,000	5.000%, 1/01/27	No Opt. Call	AA-	4,843,320
5,000	5.000%, 1/01/28	No Opt. Call	AA-	6,173,450
530	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 4.500%, 12/01/27	12/22 at 103.00	N/R	521,541
13,090	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/24 (AMT)	No Opt. Call	A+	14,904,143
1,175	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A, 5.000%, 9/01/20	No Opt. Call	A	1,193,212
	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
1,110	3.625%, 12/01/21	No Opt. Call	N/R	1,111,676
3,705	4.625%, 12/01/27	12/22 at 103.00	N/R	3,691,773
5,715	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A-	5,728,773
555	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 3.000%, 12/01/25	12/24 at 103.00	N/R	507,498
108,230	Total Colorado			119,557,541
	Connecticut – 3.7%
7,080	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53 (Mandatory Put 1/01/25)	10/24 at 100.93	A+	8,101,148
1,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-2, 5.000%, 7/01/53 (Mandatory Put 1/01/27)	10/26 at 100.87	A+	1,702,000
42,630	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	42,993,634
6,925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 2.050%, 7/01/35 (Mandatory Put 7/12/21)	No Opt. Call	AAA	6,948,406
35,715	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.450%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	35,872,146
5,480	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017A-2, 5.000%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	5,933,799
44,435	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	44,814,031
167

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 25,880	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	$25,928,654
1,955	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 3.750%, 11/15/33	11/27 at 100.00	AAA	2,127,568
5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019F-1, 2.600%, 11/15/34	11/28 at 100.00	AAA	5,047,150
3,500	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020A-1, 2.300%, 11/15/35	5/29 at 100.00	AAA	3,398,570
	Connecticut State, General Obligation Bonds, Refunding Series 2018B:
5,220	5.000%, 4/15/21	No Opt. Call	A1	5,408,755
7,115	5.000%, 4/15/22	No Opt. Call	A1	7,609,208
1,320	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	1,418,842
	Connecticut State, General Obligation Bonds, Refunding Series 2018F:
1,025	5.000%, 9/15/20	No Opt. Call	A1	1,041,256
720	5.000%, 9/15/21	No Opt. Call	A1	756,396
490	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	528,019
1,685	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	A1	1,855,101
5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	A+	5,087,100
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C:
580	5.000%, 10/01/20	No Opt. Call	A+	589,321
1,530	5.000%, 10/01/23	No Opt. Call	A+	1,708,000
2,000	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B, 5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,023,540
945	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA-	1,029,464
525	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/21	No Opt. Call	AA-	559,251
	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,248,082
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,150,900
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,073,310
213,280	Total Connecticut			217,953,651
	Delaware – 0.0%
	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
2,000	5.000%, 7/01/20	No Opt. Call	BBB+	2,014,540
275	5.000%, 7/01/21	No Opt. Call	BBB+	284,939
2,275	Total Delaware			2,299,479
	District of Columbia – 0.9%
10,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2011G, 5.000%, 12/01/30	12/21 at 100.00	AAA	10,596,600
168

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
$ 8,175	5.000%, 10/01/22 (AMT)	No Opt. Call	AA-	$8,833,823
10,830	5.000%, 10/01/23 (AMT)	No Opt. Call	AA-	12,015,777
8,875	5.000%, 10/01/24 (AMT)	No Opt. Call	AA-	10,089,366
7,240	5.000%, 10/01/25 (AMT)	No Opt. Call	AA-	8,407,595
1,200	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/24	No Opt. Call	AA-	1,383,852
46,320	Total District of Columbia			51,327,013
	Florida – 4.7%
4,250	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)	6/26 at 100.00	A	5,087,888
	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (AMT)	No Opt. Call	A+	5,603,700
5,725	5.000%, 10/01/25 (AMT)	No Opt. Call	A+	6,535,832
2,295	5.000%, 10/01/26 (AMT)	10/25 at 100.00	A+	2,589,632
4,110	5.000%, 10/01/27 (AMT)	10/25 at 100.00	A+	4,635,381
	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,585	5.000%, 10/01/21 (AMT)	No Opt. Call	A+	1,673,617
1,000	5.000%, 10/01/23 (AMT)	No Opt. Call	A+	1,097,360
	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
900	1.900%, 9/01/20 – AGM Insured	No Opt. Call	AA	901,359
920	2.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	925,115
1,185	2.125%, 9/01/22 – AGM Insured	No Opt. Call	AA	1,201,720
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
18,135	5.000%, 6/01/22	12/21 at 100.00	AA	19,124,446
10,480	5.000%, 6/01/25	12/24 at 100.00	AA	11,987,862
	Clay County, Florida, Sales Surtax Revenue Bonds, Series 2020:
1,770	5.000%, 10/01/27	No Opt. Call	AA	2,210,819
1,885	5.000%, 10/01/28	No Opt. Call	AA	2,397,569
1,740	5.000%, 10/01/29	No Opt. Call	AA	2,251,891
5,000	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	AAA	5,634,900
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
26,750	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/20 at 105.00	N/R	23,713,073
26,755	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/20 at 105.00	N/R	23,660,249
4,955	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 3.750%, 7/01/33	1/28 at 100.00	Aaa	5,511,744
169

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 12,810	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2019-1, 2.800%, 7/01/34	7/28 at 100.00	Aaa	$13,476,376
5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	AA-	5,993,425
2,715	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	2,767,372
4,045	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2017C, 5.000%, 6/01/28	6/27 at 100.00	AAA	5,014,303
36,286	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2012, 2.025%, 11/15/26 (Mandatory Put 11/15/22)	8/22 at 101.00	N/R	36,339,731
2,215	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,257,262
	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
3,135	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,557,034
2,750	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	3,309,708
2,295	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,830,125
2,010	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,500,058
2,850	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,525,336
2,310	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,844,834
2,555	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	Aa1	2,605,053
355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A (AMT)	6/20 at 100.00	A-	356,562
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
3,040	5.000%, 7/01/20	No Opt. Call	A	3,066,843
2,315	5.000%, 7/01/21	No Opt. Call	A	2,417,624
1,805	5.000%, 7/01/22	No Opt. Call	A	1,946,530
4,000	5.000%, 7/01/23	No Opt. Call	A	4,442,760
1,880	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E, 5.000%, 4/01/20	No Opt. Call	AA	1,880,000
2,700	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	AA-	2,749,491
	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
2,000	5.000%, 11/01/29 – AGM Insured	11/27 at 100.00	AA	2,455,540
9,215	5.000%, 11/01/30 – AGM Insured	11/27 at 100.00	AA	11,281,372
	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
85	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (5)	89,910
4,915	5.000%, 10/01/25	10/21 at 100.00	AA+	5,191,665
170

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Port Saint Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
$ 550	5.000%, 9/01/20	No Opt. Call	AA-	$558,734
500	5.000%, 9/01/22	No Opt. Call	AA-	543,725
510	5.000%, 9/01/23	No Opt. Call	AA-	571,955
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
1,280	5.000%, 8/15/21	No Opt. Call	AA-	1,346,214
440	5.000%, 8/15/22	No Opt. Call	AA-	478,553
1,760	5.000%, 8/15/23	No Opt. Call	AA-	1,976,075
2,000	5.000%, 8/15/24	No Opt. Call	AA-	2,314,720
5,500	5.000%, 8/15/25	No Opt. Call	AA-	6,541,810
5,780	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	6,929,122
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
865	5.000%, 9/01/20	No Opt. Call	A+	878,485
785	5.000%, 9/01/21	No Opt. Call	A+	826,919
545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A-	565,525
115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	90,505
165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/20 (7)	No Opt. Call	N/R	2
460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/20 at 100.00	N/R	398,438
280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/20 at 100.00	N/R	189,980
305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)	5/20 at 100.00	N/R	3
260,446	Total Florida			273,853,836
	Georgia – 1.9%
15,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A-	15,149,350
14,755	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019A, 5.000%, 7/01/54 (Mandatory Put 7/01/26)	1/26 at 100.00	AA-	17,133,801
8,335	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%, 7/01/54 (Mandatory Put 7/01/29)	1/29 at 100.00	AA-	10,142,111
1,590	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,736,535
4,000	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Healthcare, Inc Project, Series 2019A, 5.000%, 7/01/54 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	4,465,600
171

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 8,000	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22 (Mandatory Put 12/11/20)	No Opt. Call	Baa1	$8,052,080
10,590	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/24	No Opt. Call	AAA	12,129,257
5,000	Georgia State, General Obligation Bonds, Series 2017A, 5.000%, 2/01/32	2/27 at 100.00	AAA	6,165,500
4,355	Georgia State, General Obligation Bonds, Tranche 1 Series 2016A, 5.000%, 2/01/25	No Opt. Call	AAA	5,143,778
6,015	Georgia State, General Obligation Bonds, Tranche 2 Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	7,283,082
11,700	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	12,494,781
9,805	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	10,221,320
2,005	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company - Scherer Plant, Series 2009-2, 2.350%, 10/01/48 (Mandatory Put 12/11/20)	No Opt. Call	A3	2,019,977
580	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.000%, 10/01/20	No Opt. Call	Baa1	590,162
101,980	Total Georgia			112,727,334
	Hawaii – 0.6%
17,130	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A-	17,427,719
	Hawaii State, General Obligation Bonds, Series 2013EH:
6,880	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (5)	7,237,072
65	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (5)	68,374
1,490	Hawaiian Electric Company Inc and Its Subsidiaries, Special Purpose Revenue Bonds, Deparment of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A-	1,530,021
5,740	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2017D, 5.000%, 9/01/30	9/27 at 100.00	Aa1	7,162,085
2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,553,598
33,455	Total Hawaii			35,978,869
	Idaho – 0.7%
	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A:
4,500	5.000%, 3/01/25	No Opt. Call	A-	5,220,720
6,020	5.000%, 3/01/26	No Opt. Call	A-	7,147,667
4,320	5.000%, 3/01/27	No Opt. Call	A-	5,237,611
4,815	5.000%, 3/01/29	9/28 at 100.00	A-	5,941,710
4,880	5.000%, 3/01/31	9/28 at 100.00	A-	5,976,487
12,935	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB-	12,471,798
37,470	Total Idaho			41,995,993
172

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois – 9.9%
	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
$ 250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	$255,680
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	608,553
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,486,222
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,713,495
	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010:
275	5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (5)	281,171
2,645	5.125%, 11/01/25 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	2,706,258
419	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	420,332
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
480	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	480,346
295	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	296,047
	Champaign County Community Unit School District 4, Illinois, General Obligation Bonds, School Building Series 2020A:
400	0.000%, 1/01/22	No Opt. Call	AA	391,908
400	0.000%, 1/01/23	No Opt. Call	AA	385,900
450	0.000%, 1/01/26	No Opt. Call	AA	407,925
765	0.000%, 1/01/27	No Opt. Call	AA	678,731
485	0.000%, 1/01/28	No Opt. Call	AA	420,927
19,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	BB-	21,229,477
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
7,080	5.000%, 12/01/20	No Opt. Call	BB	7,135,720
8,340	5.000%, 12/01/21	No Opt. Call	BB	8,433,241
12,000	5.000%, 12/01/22	No Opt. Call	BB	12,197,160
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
6,000	4.000%, 12/01/20	No Opt. Call	BB	6,008,340
3,205	4.000%, 12/01/22	No Opt. Call	BB	3,177,886
4,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C, 5.000%, 12/01/22	No Opt. Call	BB	4,878,864
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A:
1,065	0.000%, 12/01/25	No Opt. Call	BB	865,824
1,455	0.000%, 12/01/26	No Opt. Call	BB	1,135,802
5,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (AMT)	No Opt. Call	A	5,123,750
1,885	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015B, 5.000%, 1/01/21	No Opt. Call	A	1,937,365
173

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/30 – AGC Insured	4/20 at 100.00	AA	$5,017,650
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
1,910	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (5)	2,106,081
4,360	5.000%, 1/01/23	No Opt. Call	AA-	4,438,872
7,445	5.000%, 1/01/24	No Opt. Call	BBB+	7,617,650
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,323,245
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	1,899,874
2,025	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	A+	2,047,194
	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,000	5.000%, 12/01/23	No Opt. Call	AA	1,122,000
1,800	5.000%, 12/01/25	12/24 at 100.00	AA	2,087,856
2,830	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 12/01/22	No Opt. Call	AAA	3,106,576
4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	A+	4,795,695
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	A+	3,526,405
3,000	5.000%, 11/15/33	11/22 at 100.00	A+	3,055,170
	DuPage County School District 58 Downers Grove, Illinois, General Obligation Bonds, Limited Tax Capital Appreciation School Series 2018:
1,000	0.000%, 12/15/26	No Opt. Call	Aa1	879,800
1,050	0.000%, 12/15/27	No Opt. Call	Aa1	899,693
8,080	Grundy, Kendall, and Will Counties Community Consolidated School District 201, Minooka, Illinois, General Obligation Bonds, Refunding School Series 2019, 3.000%, 10/15/27	10/26 at 100.00	AA-	8,742,883
	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
795	2.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	796,145
835	2.200%, 3/01/22 – BAM Insured	No Opt. Call	AA	840,152
20,800	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 2.450%, 11/15/39 (Mandatory Put 3/03/26)	No Opt. Call	AA+	20,990,944
19,475	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory Put 8/01/20)	No Opt. Call	Aa3	19,497,396
11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.750%, 11/01/38 (Mandatory Put 11/01/21)	No Opt. Call	A	11,260,111
1,010	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA	1,022,736
10,150	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory Put 4/29/22)	No Opt. Call	AA+	10,245,308
174

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
$ 5,605	5.000%, 2/15/21	No Opt. Call	AA+	$5,790,077
5,480	5.000%, 2/15/22	No Opt. Call	AA+	5,866,888
4,000	5.000%, 2/15/23	No Opt. Call	AA+	4,296,280
8,665	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	9,425,354
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
770	5.000%, 9/01/20	No Opt. Call	AA+	782,097
350	5.000%, 9/01/21	No Opt. Call	AA+	368,841
770	5.000%, 9/01/22	No Opt. Call	AA+	839,454
620	5.000%, 9/01/23	No Opt. Call	AA+	697,531
2,240	5.000%, 9/01/24	No Opt. Call	AA+	2,595,891
865	5.000%, 9/01/25	9/24 at 100.00	AA+	1,000,883
	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
2,535	5.000%, 12/01/21	No Opt. Call	A3	2,689,280
2,770	5.000%, 12/01/22	No Opt. Call	A3	3,017,084
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
865	5.000%, 7/01/21	No Opt. Call	A	903,787
1,000	5.000%, 7/01/23	No Opt. Call	A	1,114,060
920	5.000%, 7/01/24	No Opt. Call	A	1,054,789
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,744,549
1,100	5.000%, 11/15/21	No Opt. Call	A	1,163,360
1,190	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/20	No Opt. Call	AA-	1,210,504
880	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C, 5.000%, 3/01/25	No Opt. Call	AA-	1,019,586
	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
1,400	5.000%, 8/15/21	No Opt. Call	AA-	1,463,420
1,000	5.000%, 8/15/22	No Opt. Call	AA-	1,076,410
1,015	5.000%, 8/15/24	No Opt. Call	AA-	1,152,492
2,000	5.000%, 8/15/25	No Opt. Call	AA-	2,325,840
3,000	5.000%, 8/15/26	No Opt. Call	AA-	3,563,790
2,220	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AA+	2,262,136
5,345	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,446,448
2,445	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2018A, 3.500%, 8/01/31	8/27 at 100.00	AA	2,650,233
175

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
$ 10,930	5.000%, 2/01/21	No Opt. Call	A1	$11,264,677
5,070	5.000%, 2/01/22	No Opt. Call	A1	5,406,242
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,009,864
5,000	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/24	No Opt. Call	BBB	5,255,800
4,250	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/22	No Opt. Call	BBB	4,352,765
3,320	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB	3,354,030
	Illinois State, General Obligation Bonds, November Series 2017D:
4,890	5.000%, 11/01/21	No Opt. Call	BBB	4,994,890
20,485	5.000%, 11/01/22	No Opt. Call	BBB	21,086,235
27,925	5.000%, 11/01/23	No Opt. Call	BBB	29,017,705
11,390	5.000%, 11/01/24	No Opt. Call	BBB	11,939,909
6,960	3.250%, 11/01/26	No Opt. Call	BBB	6,581,098
1,000	5.000%, 11/01/26	No Opt. Call	BBB	1,051,110
15,200	5.000%, 11/01/27	No Opt. Call	BBB	15,840,224
5,900	5.000%, 11/01/28	11/27 at 100.00	BBB	6,132,401
	Illinois State, General Obligation Bonds, October Series 2016:
5,070	5.000%, 2/01/21	No Opt. Call	BBB	5,127,747
10,610	5.000%, 2/01/28	2/27 at 100.00	BBB	11,051,058
14,720	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	5/20 at 100.00	BBB	14,733,542
4,120	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/20	No Opt. Call	BBB	4,138,581
	Illinois State, General Obligation Bonds, Series 2013:
4,205	5.000%, 7/01/21	No Opt. Call	BBB	4,276,443
3,140	5.500%, 7/01/25	7/23 at 100.00	BBB	3,295,713
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,675	5.000%, 12/01/20	No Opt. Call	AA-	1,712,202
1,760	5.000%, 12/01/21	No Opt. Call	AA-	1,857,240
2,100	5.000%, 12/01/22	No Opt. Call	AA-	2,280,999
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2019C:
5,000	5.000%, 1/01/27	No Opt. Call	AA-	5,938,300
10,000	5.000%, 1/01/28	No Opt. Call	AA-	12,025,600
11,970	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA-	13,396,944
	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,520	5.000%, 1/01/26	No Opt. Call	AA+	3,003,059
5,070	5.000%, 1/01/27	1/26 at 100.00	AA+	6,066,559
1,000	Kane County School District 131 Aurora East, Illinois, General Obligation Bonds, Refunding Series 2020B, 2.000%, 12/01/20	No Opt. Call	AA	1,005,800
176

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
$ 980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	$1,041,319
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,093,040
1,085	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,219,844
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,498,672
	LaSalle County, Illinois, General Obligation Bonds, Self-Insurance Series 2019:
1,495	4.000%, 12/01/25	No Opt. Call	Aa2	1,680,529
1,770	4.000%, 12/01/26	No Opt. Call	Aa2	2,020,844
2,100	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A, 4.000%, 12/01/20	No Opt. Call	AA	2,137,884
	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2020:
100	4.000%, 5/01/20 – AGM Insured	No Opt. Call	AA	100,218
350	4.000%, 5/01/21 – AGM Insured	No Opt. Call	AA	360,028
250	4.000%, 5/01/22 – AGM Insured	No Opt. Call	AA	263,525
350	4.000%, 5/01/23 – AGM Insured	No Opt. Call	AA	375,893
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
725	5.000%, 12/15/25	No Opt. Call	BBB	743,256
1,925	5.000%, 12/15/26	No Opt. Call	BBB	1,977,995
360	5.000%, 12/15/27	No Opt. Call	BBB	370,339
1,945	5.000%, 12/15/28	12/27 at 100.00	BBB	1,994,850
650	5.000%, 12/15/30	12/27 at 100.00	BBB	662,487
	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
275	2.300%, 3/01/21 – BAM Insured	No Opt. Call	AA	276,488
374	2.450%, 3/01/22 – BAM Insured	No Opt. Call	AA	378,338
365	2.850%, 3/01/24 – BAM Insured	No Opt. Call	AA	377,954
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19, Refunding Series 2019:
1,000	4.000%, 2/01/33 – BAM Insured	2/28 at 100.00	AA	1,118,820
1,000	4.000%, 2/01/36 – BAM Insured	2/28 at 100.00	AA	1,108,640
1,895	4.000%, 2/01/40 – BAM Insured	2/28 at 100.00	AA	2,081,051
2,000	4.000%, 2/01/44 – BAM Insured	2/28 at 100.00	AA	2,175,960
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
6,025	5.250%, 6/01/20	No Opt. Call	A	6,041,569
280	5.250%, 6/01/21	No Opt. Call	A	291,847
177

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
$ 4,250	5.000%, 6/01/22	No Opt. Call	A	$4,555,362
2,040	5.000%, 6/01/23	No Opt. Call	A	2,250,895
2,525	5.000%, 6/01/24	No Opt. Call	A	2,862,921
5,920	5.000%, 6/01/25	No Opt. Call	A	6,886,381
980	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA+	1,013,839
	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,009	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,024,064
1,133	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,184,178
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	1,059,690
1,258	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,350,438
1,208	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,313,205
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A:
4,500	5.000%, 1/01/25	No Opt. Call	AA-	4,960,395
8,000	5.000%, 1/01/26	No Opt. Call	AA-	8,966,800
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc Obligated Group, Series 2017A:
2,460	5.000%, 2/15/26	No Opt. Call	AA-	2,954,263
3,590	5.000%, 2/15/27	No Opt. Call	AA-	4,410,925
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,775	5.000%, 3/01/21	No Opt. Call	A	2,868,212
2,565	5.000%, 3/01/22	No Opt. Call	A	2,742,780
	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
1,450	0.000%, 2/01/21	No Opt. Call	A+	1,429,410
6,220	0.000%, 2/01/22	No Opt. Call	A+	6,018,659
6,820	0.000%, 2/01/23	No Opt. Call	A+	6,474,703
556,256	Total Illinois			583,412,671
	Indiana – 3.0%
840	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016, 5.000%, 7/15/20	No Opt. Call	AA	849,458
1,965	Center Grove Multi-Facility School Building Corporation, Johnson County, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Series 2019, 2.500%, 12/15/20	6/20 at 100.00	N/R	1,967,771
1,000	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D, 5.000%, 7/15/20	No Opt. Call	AA+	1,011,120
178

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
$ 1,540	4.000%, 7/15/20	No Opt. Call	AA+	$1,552,566
1,590	4.000%, 1/15/21	No Opt. Call	AA+	1,625,346
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,348,060
190	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.000%, 10/01/21	5/20 at 100.00	B	190,097
12,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Long Term Rate Series 2019B, 2.250%, 12/01/58 (Mandatory Put 7/01/25)	1/25 at 100.00	AA	13,084,875
10,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015B, 1.650%, 12/01/42 (Mandatory Put 7/01/22)	1/22 at 100.00	AA	10,479,735
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	A	1,087,029
435	4.000%, 10/01/21	No Opt. Call	A	449,498
145	5.000%, 10/01/23	No Opt. Call	A	160,253
	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
30	5.000%, 5/01/20	No Opt. Call	N/R	30,092
735	5.000%, 5/01/20	No Opt. Call	AA-	737,256
65	5.000%, 5/01/21	No Opt. Call	N/R	67,679
1,935	5.000%, 5/01/21	No Opt. Call	AA-	2,014,548
1,110	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/20	No Opt. Call	AA	1,131,290
	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
680	5.000%, 10/01/20	No Opt. Call	AA	693,042
690	5.000%, 10/01/23	No Opt. Call	AA	777,561
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,161,230
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,097,144
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,444,972
800	5.000%, 10/01/27	10/24 at 100.00	AA	932,008
2,725	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-10, 1.500%, 11/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	2,724,428
2,700	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-4, 1.500%, 10/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	2,699,433
10,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-1, 2.000%, 11/15/36 (Mandatory Put 2/01/23)	No Opt. Call	AA+	10,083,700
2,500	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.550%, 7/01/35	7/29 at 100.00	Aaa	2,508,600
260	Indiana State University Board of Trustees, Indiana State University Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA-	273,952
8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA	9,290,080
179

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 10,315	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	$12,333,852
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
350	5.000%, 10/01/20	No Opt. Call	A+	356,258
450	5.000%, 10/01/21	No Opt. Call	A+	475,713
460	5.000%, 10/01/22	No Opt. Call	A+	500,255
710	5.000%, 10/01/23	No Opt. Call	A+	794,923
420	5.000%, 10/01/24	No Opt. Call	A+	483,349
505	5.000%, 10/01/25	10/24 at 100.00	A+	582,613
760	5.000%, 10/01/26	10/24 at 100.00	A+	876,979
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
2,030	5.000%, 10/01/21	No Opt. Call	A+	2,145,994
4,400	5.000%, 10/01/22	No Opt. Call	A+	4,785,044
10,000	5.000%, 10/01/23	No Opt. Call	A+	11,196,100
12,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A1	12,511,375
1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,059,040
2,500	Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating Company Project, Refunding Series 1995A, 1.350%, 7/01/25 (Mandatory Put 9/01/22)	No Opt. Call	A-	2,497,125
2,750	Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating Company Project, Refunding Series 1995B, 1.350%, 7/01/25 (Mandatory Put 9/01/22)	No Opt. Call	A-	2,746,837
2,665	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A-	2,673,768
13,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company, Series 2002A, 2.750%, 6/01/25	No Opt. Call	A-	13,596,050
	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
640	5.000%, 2/01/21	No Opt. Call	A	659,757
1,595	4.000%, 2/01/24	No Opt. Call	A	1,740,193
7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A1	7,506,825
10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A1	10,464,900
10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	10,841,470
165,120	Total Indiana			174,301,243
180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa – 0.5%
$ 1,245	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011, 5.000%, 1/01/22 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	$1,281,491
3,215	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	3,018,178
4,900	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	5,015,885
9,730	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	9,924,892
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016:
2,000	5.875%, 12/01/26, 144A	5/20 at 104.00	BB-	2,021,760
4,775	5.875%, 12/01/27, 144A	4/20 at 104.00	BB-	4,826,952
2,220	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2019D, 2.450%, 7/01/34	1/29 at 100.00	AAA	2,217,514
2,310	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.500%, 1/01/35	7/29 at 100.00	AAA	2,300,413
30,395	Total Iowa			30,607,085
	Kansas – 0.1%
	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration - 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	5/20 at 101.00	A+	2,259,368
2,945	5.000%, 6/01/26 – NPFG Insured	5/20 at 101.00	A+	2,963,642
2,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/20	No Opt. Call	A	2,031,340
7,190	Total Kansas			7,254,350
	Kentucky – 2.7%
3,000	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2006B, 1.200%, 10/01/34 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A1	2,985,180
6,000	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Series 2004A, 1.750%, 10/01/34 (Mandatory Put 9/01/26) (AMT)	No Opt. Call	A1	6,094,500
15,000	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.550%, 9/01/42 (Mandatory Put 9/01/26)	No Opt. Call	A1	15,236,400
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
1,500	5.000%, 6/01/21	No Opt. Call	Baa3	1,553,325
1,375	5.000%, 6/01/22	No Opt. Call	Baa3	1,464,389
6,000	5.000%, 6/01/24	No Opt. Call	Baa3	6,720,780
4,200	5.000%, 6/01/25	No Opt. Call	Baa3	4,813,956
9,705	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	9,850,284
181

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
$ 2,100	3.500%, 12/01/20 (ETM)	No Opt. Call	BBB+ (5)	$2,130,408
3,025	5.000%, 12/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	3,264,368
2,970	5.000%, 12/01/24 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	3,205,016
6,130	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	6,132,758
7,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	7,572,300
18,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 1.750%, 2/01/35 (Mandatory Put 7/01/26)	No Opt. Call	A1	18,129,960
3,325	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Refunding Second Series 2016, 4.000%, 9/01/27	No Opt. Call	A1	3,792,030
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
420	6.000%, 3/01/21 (ETM)	No Opt. Call	Baa2 (5)	438,459
800	6.000%, 3/01/21	No Opt. Call	Baa2	830,528
21,005	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	21,723,371
6,470	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	6,481,452
5,010	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	5,220,570
5,010	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	5,264,608
3,445	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 6/01/26)	3/26 at 100.63	A1	3,445,069
8,050	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	8,127,602
6,765	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	6,829,944
4,915	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	5,277,678
151,720	Total Kentucky			156,584,935
	Louisiana – 4.7%
2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Refunding Road & Street Improvement Series 2015, 5.000%, 8/01/22	No Opt. Call	AA	2,320,423
2,070	Ernest N Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/20	No Opt. Call	AA+	2,092,708
182

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
$ 2,095	5.000%, 6/01/20	No Opt. Call	A1	$2,107,926
2,080	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,170,792
2,595	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,805,714
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
33,425	5.000%, 6/01/23	No Opt. Call	A1	37,330,377
9,040	5.000%, 6/01/24	No Opt. Call	A1	10,415,255
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A:
1,000	3.000%, 10/01/22	No Opt. Call	A	1,037,610
1,800	5.000%, 10/01/23	No Opt. Call	A	2,014,632
1,070	5.000%, 10/01/24	No Opt. Call	A	1,231,891
3,000	4.000%, 10/01/25	No Opt. Call	A	3,388,110
2,245	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015, 5.000%, 8/01/24	No Opt. Call	AA	2,589,159
24,270	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	23,445,548
6,070	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2007A, 1.650%, 9/01/27 (Mandatory Put 12/01/23)	No Opt. Call	A3	6,116,314
7,025	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2013A, 1.650%, 9/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A3	7,099,254
29,790	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-1 Fixed Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/25)	No Opt. Call	A+	34,153,341
7,165	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-3 Term Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/23)	No Opt. Call	A+	7,843,740
5,040	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014, 5.000%, 6/01/20	No Opt. Call	A1	5,072,256
1,040	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/22	No Opt. Call	A3	1,117,553
1,650	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A, 5.000%, 12/15/21	No Opt. Call	A	1,755,336
	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc- Student Housing Project, Refunding Series 2014:
710	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	747,914
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	630,866
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,617,967
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,802,004
183

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
$ 1,115	5.000%, 7/01/20	No Opt. Call	AA-	$1,125,370
7,265	5.000%, 7/01/26	7/23 at 100.00	AA-	8,086,308
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C:
2,520	5.000%, 5/01/29	11/27 at 100.00	AA-	3,112,024
3,000	5.000%, 5/01/30	11/27 at 100.00	AA-	3,683,190
3,070	5.000%, 5/01/31	11/27 at 100.00	AA-	3,745,584
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
95	5.000%, 5/01/20	No Opt. Call	Aa2	95,291
3,570	5.000%, 5/01/21	No Opt. Call	Aa2	3,716,370
7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA-	7,603,680
6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA-	6,948,062
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,500	5.000%, 12/01/20	No Opt. Call	AA-	2,563,275
3,600	5.000%, 12/01/21	No Opt. Call	AA-	3,827,088
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,500	5.000%, 12/01/20	No Opt. Call	AA-	1,537,965
2,000	5.000%, 12/01/21	No Opt. Call	AA-	2,126,160
5,410	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A+	5,652,476
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,137,290
525	5.000%, 6/01/26	6/25 at 100.00	A	615,683
6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,484,356
21,595	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB	19,333,788
18,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-2, 2.100%, 6/01/37 (Mandatory Put 7/01/24)	No Opt. Call	BBB	15,462,360
14,940	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB-	12,051,500
2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	BBB+	2,410,232
	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
1,000	3.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	1,015,300
1,000	5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,068,520
	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,791,037
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,810,939
267,955	Total Louisiana			277,910,538
184

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland – 1.0%
$ 6,820	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34	3/29 at 100.00	Aa1	$6,946,170
4,250	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020A, 2.300%, 9/01/35	3/29 at 100.00	Aa1	4,112,215
8,795	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	8,828,773
13,110	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	BBB-	13,567,932
8,155	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory Put 6/01/20)	No Opt. Call	BBB+	8,161,442
660	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016, 4.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	662,983
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
540	5.000%, 7/01/21	No Opt. Call	A-	562,788
1,000	5.000%, 7/01/22	No Opt. Call	A-	1,074,260
250	5.000%, 7/01/23	No Opt. Call	A-	276,163
500	5.000%, 7/01/24	No Opt. Call	A-	567,065
4,400	Maryland Transportation Authority, Passenger Facility Charge Revenue Bonds, Baltimore/Washington International Thurgood Marshall Airport Project, Series 2019, 5.000%, 6/01/25 (AMT)	No Opt. Call	A+	5,021,192
4,400	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2018A, 5.000%, 11/01/29	11/28 at 100.00	AAA	5,694,920
1,115	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	BB-	1,060,778
845	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	BB-	816,473
54,840	Total Maryland			57,353,154
	Massachusetts – 1.5%
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
375	5.000%, 7/01/20	No Opt. Call	BB	377,764
555	5.000%, 7/01/21	No Opt. Call	BB	575,269
690	5.000%, 7/01/22	No Opt. Call	BB	733,663
625	5.000%, 7/01/23	No Opt. Call	BB	679,650
735	5.000%, 7/01/24	No Opt. Call	BB	816,989
795	5.000%, 7/01/25	7/24 at 100.00	BB	882,092
1,500	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-1, 5.000%, 7/01/25	No Opt. Call	A	1,742,670
185

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
$ 2,775	5.000%, 7/01/29	7/28 at 100.00	A	$3,390,328
2,750	5.000%, 7/01/30	7/28 at 100.00	A	3,350,105
2,495	5.000%, 7/01/31	7/28 at 100.00	A	3,030,078
2,100	5.000%, 7/01/32	7/28 at 100.00	A	2,544,360
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
825	5.000%, 7/01/20	No Opt. Call	BBB+	831,905
1,300	5.000%, 7/01/21	No Opt. Call	BBB+	1,354,041
815	5.000%, 7/01/23	No Opt. Call	BBB+	898,391
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (5)	1,009,560
2,240	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 2.750%, 12/01/34	12/28 at 100.00	AA	2,295,709
20,105	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2014D-1, 1.050%, 8/01/43 (Mandatory Put 7/01/20)	No Opt. Call	Aa1	20,100,376
14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	15,710,800
17,020	Massachusetts State, General Obligation Bonds, Series 2019B, 5.000%, 1/01/21	No Opt. Call	Aa1	17,521,409
9,600	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/33	6/21 at 100.00	AA+	9,840,576
82,300	Total Massachusetts			87,685,735
	Michigan – 1.5%
1,100	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/21	No Opt. Call	AA-	1,153,537
1,845	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/21	No Opt. Call	AA-	1,959,814
15,125	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 4.000%, 11/15/47 (Mandatory Put 6/01/23)	No Opt. Call	AA+	16,192,976
6,750	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.550%, 10/01/33	10/27 at 100.00	AA	7,363,710
	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C:
3,505	3.550%, 6/01/29	12/27 at 100.00	AA+	3,860,688
3,825	3.650%, 6/01/30	12/27 at 100.00	AA+	4,214,232
3,810	3.700%, 12/01/30	12/27 at 100.00	AA+	4,218,432
1,805	3.350%, 12/01/34	6/28 at 100.00	AA+	1,927,307
5,025	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2016A, 3.100%, 12/01/31	6/26 at 100.00	AA+	5,265,748
9,770	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.700%, 12/01/34	12/28 at 100.00	AA+	9,975,072
186

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2008C:
$ 1,200	5.000%, 12/01/20	No Opt. Call	AA-	$1,230,444
1,000	5.000%, 12/01/21	No Opt. Call	AA-	1,062,230
6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	5/20 at 100.00	AA+	6,049,115
8,485	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	8,442,490
8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 1.450%, 8/01/29 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	7,959,920
1,000	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A, 5.000%, 5/01/21	No Opt. Call	Aa1	1,042,210
1,000	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A, 5.000%, 5/01/20	No Opt. Call	AA	1,003,150
2,525	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A+	2,750,230
81,800	Total Michigan			85,671,305
	Minnesota – 0.1%
1,680	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,886,791
2,000	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020B, 2.400%, 1/01/35	7/29 at 100.00	AA+	2,066,560
895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A-	984,563
2,880	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	AA-	3,098,390
7,455	Total Minnesota			8,036,304
	Mississippi – 0.8%
1,000	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	1,063,710
6,865	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A-	7,009,302
9,385	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A-	9,479,601
20,430	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	20,457,989
1,000	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2020A, 2.250%, 12/01/35	6/29 at 100.00	Aaa	964,260
3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	BBB+	4,121,674
3,345	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, North Mississippi Health Services, Series 2020-II, 5.000%, 10/01/40 (Mandatory Put 3/01/27)	12/26 at 100.00	AA	4,024,001
45,705	Total Mississippi			47,120,537
187

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri – 1.3%
	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
$ 745	3.000%, 11/01/20	No Opt. Call	N/R	$742,445
765	4.000%, 11/01/22	No Opt. Call	N/R	765,352
755	4.000%, 11/01/23	No Opt. Call	N/R	751,995
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,601,320
2,695	4.000%, 5/01/24 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,781,968
24,750	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Market-Adjusted Tax Exempt Securities Series 1992, 1.600%, 12/01/22	6/21 at 100.50	A	24,776,235
5,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	5,303,050
11,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	11,667,920
5,130	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	5,397,222
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
440	5.000%, 5/01/20	No Opt. Call	BBB	441,074
1,000	5.000%, 5/01/21	No Opt. Call	BBB	1,031,680
2,545	4.000%, 5/01/22	No Opt. Call	BBB	2,601,397
1,320	5.000%, 5/01/23	No Opt. Call	BBB	1,396,217
1,000	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2019C, 2.500%, 11/01/34	5/29 at 100.00	AA+	1,006,020
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,420	5.000%, 1/01/25	No Opt. Call	A	2,812,233
5,000	5.000%, 1/01/26	1/25 at 100.00	A	5,802,500
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A	1,716,116
1,725	5.000%, 7/01/21	No Opt. Call	A	1,807,196
1,000	5.000%, 7/01/22	No Opt. Call	A	1,064,880
1,085	5.000%, 7/01/23	No Opt. Call	A	1,183,431
72,595	Total Missouri			75,650,251
	Montana – 0.6%
30,720	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	31,271,424
188

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Montana (continued)
	Lewis and Clark County School District 9 East Helena, Montana, General Obligation Bonds, Refunding Series 2018:
$ 1,000	5.000%, 7/01/27	No Opt. Call	A+	$1,241,080
1,055	5.000%, 7/01/28	No Opt. Call	A+	1,334,079
1,335	5.000%, 7/01/29	7/28 at 100.00	A+	1,682,941
34,110	Total Montana			35,529,524
	Nebraska – 1.0%
8,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A	8,517,360
4,590	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	A-	4,765,522
1,000	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/22	No Opt. Call	A	1,090,540
1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27 (Pre-refunded 11/01/21)	11/21 at 100.00	A (5)	1,035,260
2,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.150%, 9/01/34	3/28 at 100.00	AA+	2,097,580
2,400	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D, 2.600%, 9/01/34	3/29 at 100.00	AA+	2,425,296
	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2:
155	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	165,346
1,590	5.000%, 1/01/24	1/22 at 100.00	A+	1,694,908
1,645	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 5.000%, 12/15/22	6/22 at 100.00	AA	1,782,374
3,130	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,236,952
29,505	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A	29,612,103
55,015	Total Nebraska			56,423,241
	Nevada – 0.2%
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (AMT)	No Opt. Call	A+	1,007,220
2,025	5.000%, 7/01/21 (AMT)	No Opt. Call	A+	2,098,386
3,840	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.600%, 1/01/36 (Mandatory Put 5/21/20)	No Opt. Call	A+	3,841,459
5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,223,900
210	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.500%, 6/15/24, 144A	No Opt. Call	Ba2	203,211
12,075	Total Nevada			12,374,176
189

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.3%
$ 13,055	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A	$13,578,636
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016:
1,265	5.000%, 10/01/20	No Opt. Call	A-	1,286,847
1,195	5.000%, 10/01/21	No Opt. Call	A-	1,257,785
15,515	Total New Hampshire			16,123,268
	New Jersey – 5.0%
3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	5/20 at 100.00	Baa2	3,903,109
	Delran Township, New Jersey, General Obligation Bonds, Series 2019:
1,000	2.000%, 10/15/27	No Opt. Call	AA	1,031,180
1,000	2.000%, 10/15/28	No Opt. Call	AA	1,025,250
1,000	2.000%, 10/15/29	No Opt. Call	AA	1,015,390
1,805	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB-	1,873,391
	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019:
3,640	2.000%, 2/01/26 – BAM Insured	No Opt. Call	AA	3,700,679
3,975	2.000%, 2/01/27 – BAM Insured	No Opt. Call	AA	4,035,023
920	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011, 5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	940,479
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	11,058,688
2,825	5.000%, 6/15/21	No Opt. Call	BBB+	2,925,937
1,425	5.000%, 6/15/22	No Opt. Call	BBB+	1,514,120
520	5.000%, 6/15/22	No Opt. Call	AA	553,680
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	6,958,834
4,520	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,784,465
8,610	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,104,903
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,334,980
775	4.250%, 6/15/27	6/22 at 100.00	BBB+	803,396
10,000	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 5.000%, 11/01/29	No Opt. Call	A-	11,104,100
5,850	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	5,711,531
25,320	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A-	26,021,870
17,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	A-	17,689,690
190

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B:
$ 5,000	5.000%, 11/01/20	No Opt. Call	A-	$5,067,450
5,000	5.000%, 11/01/21	No Opt. Call	A-	5,181,400
1,055	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – AGC Insured	No Opt. Call	AA	1,087,916
5,340	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-1, 5.000%, 7/01/43 (Mandatory Put 7/01/24)	4/24 at 100.87	AA-	6,177,899
4,490	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 7/01/25)	4/25 at 100.85	AA-	5,317,372
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
575	4.000%, 6/15/20	No Opt. Call	A+	576,116
14,500	3.000%, 6/15/21	No Opt. Call	A+	14,690,240
2,100	5.000%, 6/15/21	No Opt. Call	A+	2,177,238
14,880	3.000%, 6/15/22	No Opt. Call	A+	15,044,870
1,410	5.000%, 6/15/22	No Opt. Call	A+	1,485,689
3,525	5.000%, 6/15/24	No Opt. Call	A+	3,840,452
5,045	5.000%, 6/15/28	6/26 at 100.00	A+	5,616,245
2,715	5.000%, 6/15/29	6/26 at 100.00	A+	3,008,709
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 6/15/20	No Opt. Call	A-	5,023,400
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A:
5,000	5.000%, 12/15/24	No Opt. Call	A-	5,357,600
5,000	5.000%, 12/15/25	No Opt. Call	A-	5,418,350
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
2,140	5.000%, 6/15/31	12/28 at 100.00	A-	2,329,197
7,780	5.000%, 6/15/32	12/28 at 100.00	A-	8,417,493
1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,134,473
1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	1,889,006
3,840	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	4,019,558
191

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
$ 2,345	5.000%, 6/01/22	No Opt. Call	A	$2,455,848
1,325	5.000%, 6/01/23	No Opt. Call	A	1,411,390
6,250	5.000%, 6/01/24	No Opt. Call	A	6,765,313
2,855	5.000%, 6/01/25	No Opt. Call	A	3,133,734
5,000	5.000%, 6/01/26	No Opt. Call	A	5,563,500
5,905	5.000%, 6/01/29	6/28 at 100.00	A	6,634,327
3,900	5.000%, 6/01/31	6/28 at 100.00	A-	4,309,500
2,005	4.000%, 6/01/37	6/28 at 100.00	A-	1,988,539
13,725	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 3.200%, 6/01/27	No Opt. Call	BBB	13,663,512
6,795	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Refunding Regional Schools Series 2019, 2.250%, 7/15/28	7/26 at 100.00	AA-	6,943,403
	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017:
6,695	3.000%, 3/01/28	9/25 at 100.00	Aaa	7,214,063
6,105	3.000%, 3/01/29	9/25 at 100.00	Aaa	6,547,063
277,755	Total New Jersey			291,581,560
	New Mexico – 1.1%
11,060	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB	10,827,629
26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB	25,453,740
4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010B, 2.125%, 6/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	3,888,920
2,420	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 2.800%, 7/01/34	1/29 at 100.00	Aaa	2,503,805
6,315	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Acquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	6,886,444
	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,315,088
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,521,523
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,631,630
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,742,706
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,860,739
1,690	5.000%, 6/15/25	No Opt. Call	A+	1,988,944
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,064,568
750	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2019B-2, 2.250%, 5/15/24	11/21 at 100.00	BB+	697,882
192

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$ 1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, TEMPS 85 Series 2019B-1, 2.625%, 5/15/25	11/21 at 100.00	BB+	$ 929,850
62,455	Total New Mexico			63,313,468
	New York – 6.7%
1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (5)	1,361,024
1,700	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A, 5.000%, 9/01/27	No Opt. Call	BBB	2,080,528
500	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48 (Mandatory Put 5/01/26)	11/25 at 100.00	A-	594,410
450	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A	504,990
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,000	4.000%, 12/01/20, 144A	No Opt. Call	BBB-	1,016,170
1,200	4.000%, 12/01/21, 144A	No Opt. Call	BBB-	1,246,872
1,000	5.000%, 12/01/22, 144A	No Opt. Call	BBB-	1,085,640
2,000	5.000%, 12/01/23, 144A	No Opt. Call	BBB-	2,228,100
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2020A Forward Delivery:
1,780	5.000%, 7/01/22 (WI/DD, Settling 4/03/20)	No Opt. Call	A1	1,928,043
1,000	5.000%, 7/01/24 (WI/DD, Settling 4/03/20)	No Opt. Call	A1	1,150,430
1,000	5.000%, 7/01/25 (WI/DD, Settling 4/03/20)	No Opt. Call	A1	1,181,500
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A:
5	5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (5)	5,318
12,280	5.000%, 12/15/21	No Opt. Call	AA+	13,059,657
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 5.000%, 2/15/27	No Opt. Call	Aa1	9,254,475
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	507,321
700	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	679,371
1,335	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,275,219
1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A	1,055,430
5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Refunding Green Series 2016B-2, 5.000%, 11/15/32	11/26 at 100.00	AA	5,967,750
25,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-1, Subseries A-J, 5.000%, 5/15/20	No Opt. Call	N/R	25,003,500
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21	No Opt. Call	N/R	10,294,200
15,095	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	15,870,279
193

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 14,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	$14,812,140
25,040	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-1, 5.000%, 2/01/23	No Opt. Call	N/R	26,504,339
30,065	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-2S, 4.000%, 2/01/22	No Opt. Call	N/R	30,871,644
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	A-	2,239,944
1,030	5.000%, 7/01/24	No Opt. Call	A-	1,181,822
650	5.000%, 7/01/25	7/24 at 100.00	A-	743,594
1,000	5.000%, 7/01/26	7/24 at 100.00	A-	1,142,450
1,500	5.000%, 7/01/27	7/24 at 100.00	A-	1,711,260
	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018C-2A:
3,500	2.200%, 11/01/21	11/20 at 100.00	AA+	3,513,720
34,500	2.350%, 7/01/22	3/21 at 100.00	AA+	34,764,615
13,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018L-2, 2.750%, 5/01/50 (Mandatory Put 12/29/23)	12/22 at 100.00	AA+	13,404,820
3,730	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A, 3.450%, 11/01/34	2/27 at 100.00	AA+	3,957,045
5,510	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019G-1B, 2.550%, 11/01/34	5/27 at 100.00	AA+	5,536,448
1,425	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, The Churchill School and Center for Learning Disabilities Inc, Short Term Auction Rate Series 1999, 2.250%, 10/01/29 – AGM Insured	No Opt. Call	AA	1,423,561
13,495	New York City, New York, General Obligation Bonds, Fiscal 2008 Series J-4, 5.000%, 8/01/24	No Opt. Call	Aa1	15,637,871
14,290	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory Put 5/01/20) (AMT)	No Opt. Call	A-	14,297,145
5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 2.875%, 5/15/32 (Mandatory Put 7/01/25)	No Opt. Call	A1	5,304,500
50,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004B, 3.000%, 5/15/32 (Mandatory Put 7/01/25) (AMT)	No Opt. Call	A1	52,585,000
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
5,000	2.550%, 11/01/22	9/20 at 100.00	Aa2	5,171,750
5,250	2.650%, 5/01/23	4/21 at 100.00	Aa2	5,477,588
3,000	2.700%, 11/01/23	8/22 at 100.00	Aa2	3,082,170
8,055	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.500%, 11/01/34	5/28 at 100.00	Aa2	8,686,512
194

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2018J, 2.500%, 5/01/22	6/20 at 100.00	Aa2	$5,008,700
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E:
4,000	1.950%, 5/01/22	11/20 at 100.00	Aa2	4,012,120
2,250	2.100%, 5/01/23	9/20 at 100.00	Aa2	2,255,603
9,265	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 2.650%, 10/01/34	10/28 at 100.00	Aa1	9,498,478
4,800	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.000%, 10/01/35 (DD1, Settling 3/12/20)	10/29 at 100.00	Aa1	4,481,616
	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A-	571,995
500	5.000%, 7/01/27	7/24 at 100.00	A-	570,420
1,200	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Refunding Series 2020A Forward Delivery, 5.000%, 9/01/22 (WI/DD, Settling 6/03/20)	No Opt. Call	A3	1,294,068
	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
1,285	5.000%, 6/01/20	No Opt. Call	A	1,290,140
3,000	5.000%, 6/01/21	No Opt. Call	A	3,083,490
2,500	5.000%, 6/01/22	No Opt. Call	A	2,625,375
3,335	5.000%, 6/01/23	No Opt. Call	A	3,571,051
1,900	5.000%, 6/01/26	No Opt. Call	A	2,123,364
	Yonkers, New York, General Obligation Bonds, Refunding Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,514,737
2,510	3.000%, 8/15/23	No Opt. Call	A	2,604,978
376,870	Total New York			394,906,300
	North Carolina – 0.4%
1,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2019-42, 2.450%, 7/01/34	7/28 at 100.00	AA+	1,010,500
3,500	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.625%, 1/01/35	1/29 at 100.00	AA+	3,566,255
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
3,015	5.000%, 1/01/26	No Opt. Call	A	3,571,026
2,800	5.000%, 1/01/27	1/26 at 100.00	A	3,301,928
13,655	Wake County, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/23	No Opt. Call	AAA	15,179,035
235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	236,516
24,205	Total North Carolina			26,865,260
195

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota – 0.6%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
$ 1,115	5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (5)	$1,164,428
100	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	104,433
1,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.500%, 12/01/32	12/21 at 100.00	Baa2	1,034,760
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A:
820	5.000%, 12/01/22	No Opt. Call	Baa2	887,322
910	5.000%, 12/01/23	No Opt. Call	Baa2	1,010,710
1,640	5.000%, 12/01/25	No Opt. Call	Baa2	1,904,794
2,380	5.000%, 12/01/26	No Opt. Call	Baa2	2,820,347
	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C:
3,640	2.800%, 7/01/32	7/28 at 100.00	Aa1	3,767,036
1,300	3.000%, 7/01/34	7/28 at 100.00	Aa1	1,357,109
	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
2,105	4.000%, 7/15/20	No Opt. Call	BBB+	2,119,061
2,185	4.000%, 7/15/21	No Opt. Call	BBB+	2,247,491
2,275	4.000%, 7/15/22	No Opt. Call	BBB+	2,373,940
2,365	5.000%, 7/15/23	7/22 at 100.00	BBB+	2,528,469
2,485	5.000%, 7/15/24	7/22 at 100.00	BBB+	2,655,173
5,485	5.000%, 7/15/25	7/22 at 100.00	BBB+	5,850,795
	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
800	4.000%, 5/01/20	No Opt. Call	A+	801,696
800	4.000%, 5/01/21	No Opt. Call	A+	821,872
31,405	Total North Dakota			33,449,436
	Ohio – 4.7%
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children's Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	AA-	2,117,520
2,655	5.000%, 11/15/22	5/22 at 100.00	AA-	2,847,195
6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/21	No Opt. Call	AA-	6,292,620
20,010	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017B, 5.000%, 8/01/47 (Mandatory Put 5/05/22)	No Opt. Call	AA-	21,346,268
196

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
$ 3,615	5.000%, 6/01/27	No Opt. Call	A	$4,344,471
9,420	5.000%, 6/01/28	No Opt. Call	A	11,511,428
9,570	5.000%, 6/01/29	No Opt. Call	A	11,886,036
7,180	5.000%, 6/01/30	No Opt. Call	A-	9,031,650
6,205	5.000%, 6/01/31	6/30 at 100.00	A-	7,759,911
5,010	5.000%, 6/01/32	6/30 at 100.00	A-	6,234,895
2,105	5.000%, 6/01/33	6/30 at 100.00	A-	2,608,811
4,065	5.000%, 6/01/34	6/30 at 100.00	A-	5,022,755
1,935	5.000%, 6/01/35	6/30 at 100.00	A-	2,382,101
845	5.000%, 6/01/36	6/30 at 100.00	A-	1,036,671
1,000	4.000%, 6/01/37	6/30 at 100.00	A-	1,100,940
1,000	4.000%, 6/01/38	6/30 at 100.00	A-	1,096,530
1,000	4.000%, 6/01/39	6/30 at 100.00	A-	1,093,930
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
1,000	5.000%, 12/01/21	No Opt. Call	A-	1,061,720
1,000	5.000%, 12/01/22	No Opt. Call	A-	1,093,870
1,225	5.000%, 12/01/24	No Opt. Call	A-	1,416,712
1,000	5.000%, 12/01/25	No Opt. Call	A-	1,185,020
950	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	975,384
1,540	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/20	5/20 at 100.00	AA+	1,544,836
5,255	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/30	10/28 at 100.00	AAA	6,745,423
5,515	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014, 5.000%, 12/01/20	No Opt. Call	AA-	5,647,856
1,000	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/21	No Opt. Call	Ba2	1,034,400
1,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/23	No Opt. Call	Aa1	1,131,160
	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Medical Center, Refunding Series 2014S:
1,170	5.000%, 5/15/21	No Opt. Call	AA	1,221,422
340	5.000%, 5/15/22	No Opt. Call	AA	367,135
1,040	5.000%, 5/15/23	No Opt. Call	AA	1,159,527
1,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/23	No Opt. Call	AA+	1,871,564
760	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	777,799
197

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 10,000	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A	$10,257,700
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/21	No Opt. Call	BB+	2,050,880
5,120	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	19,200
4,385	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (7)	No Opt. Call	N/R	16,444
35,230	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	132,113
1,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (7)	No Opt. Call	N/R	3,806
35	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (7)	No Opt. Call	N/R	131
2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	9,469
10,660	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	10,284,981
13,950	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005B, 2.100%, 7/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	13,472,352
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005D, 2.100%, 10/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	965,290
13,260	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	12,414,145
7,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	6,554,240
1,665	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014A, 2.400%, 12/01/38 (Mandatory Put 10/01/29)	10/24 at 100.00	BBB+	1,537,861
10,860	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)	10/24 at 100.00	BBB+	10,259,768
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014C, 2.100%, 12/01/27 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	966,730
6,600	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)	No Opt. Call	BBB+	6,294,816
1,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	1,026,813
198

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,220	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019A, 3.500%, 9/01/34	3/28 at 100.00	Aaa	$3,469,679
5,000	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 2.800%, 9/01/34	9/28 at 100.00	Aaa	5,261,750
2,295	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.500%, 9/01/35	3/29 at 100.00	Aaa	2,332,569
6,490	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	6,856,685
12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	12,848,462
17,500	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	18,332,825
26,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	28,700,100
3,315	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (7)	No Opt. Call	N/R	12,431
5,380	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (7)	No Opt. Call	N/R	20,175
1,175	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	4,406
7,135	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (7)	No Opt. Call	N/R	26,756
120	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (7)	No Opt. Call	N/R	450
2,245	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (7)	No Opt. Call	N/R	8,419
327,955	Total Ohio			279,089,006
	Oklahoma – 3.0%
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020:
760	4.000%, 12/01/22	No Opt. Call	A	812,569
665	4.000%, 12/01/24	No Opt. Call	A	743,058
4,185	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012, 4.500%, 9/01/20	No Opt. Call	AA-	4,228,524
3,805	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017, 4.000%, 9/01/24	No Opt. Call	AA-	4,224,273
6,505	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/23	No Opt. Call	A+	7,243,578
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Noble Public Schools Project, Series 2017:
1,315	4.000%, 9/01/20	No Opt. Call	A	1,330,030
1,250	5.000%, 9/01/29	9/27 at 100.00	A	1,534,362
199

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2019:
$ 1,225	5.000%, 6/01/20	No Opt. Call	A+	$1,232,595
2,090	5.000%, 6/01/21	No Opt. Call	A+	2,181,730
2,850	5.000%, 6/01/22	No Opt. Call	A+	3,076,945
3,955	5.000%, 6/01/24	No Opt. Call	A+	4,530,690
3,200	5.000%, 6/01/25	No Opt. Call	A+	3,760,480
1,000	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/24	No Opt. Call	A	1,153,570
2,150	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015, 5.000%, 9/01/20	No Opt. Call	A+	2,183,690
1,970	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	2,383,523
	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018:
385	5.000%, 9/01/24	No Opt. Call	A-	438,172
310	5.000%, 9/01/25	No Opt. Call	A-	361,228
200	5.000%, 9/01/26	No Opt. Call	A-	238,080
450	5.000%, 9/01/27	No Opt. Call	A-	546,201
500	5.000%, 9/01/29	9/28 at 100.00	A-	616,555
350	5.000%, 9/01/30	9/28 at 100.00	A-	430,889
1,100	5.000%, 9/01/31	9/28 at 100.00	A-	1,352,076
300	5.000%, 9/01/32	9/28 at 100.00	A-	368,397
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Minco Public Schools Project, Series 2018:
1,305	5.000%, 9/01/31	9/28 at 100.00	A-	1,620,014
1,000	5.000%, 9/01/32	9/28 at 100.00	A-	1,237,580
1,195	5.000%, 9/01/33	9/28 at 100.00	A-	1,472,049
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Tuttle Public Schools Project, Series 2019:
615	4.000%, 9/01/25	No Opt. Call	A+	695,547
685	4.000%, 9/01/27	No Opt. Call	A+	799,738
650	4.000%, 9/01/29	No Opt. Call	A+	778,375
	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016:
5,015	5.000%, 9/01/20	No Opt. Call	A-	5,092,532
4,395	5.000%, 9/01/21	No Opt. Call	A-	4,625,869
200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Blanchard Public Schools Project, Series 2019:
$ 415	4.000%, 9/01/21	No Opt. Call	A	$431,119
535	4.000%, 9/01/22	No Opt. Call	A	567,014
460	4.000%, 9/01/23	No Opt. Call	A	497,858
475	4.000%, 9/01/24	No Opt. Call	A	524,338
920	4.000%, 9/01/25	No Opt. Call	A	1,032,838
1,430	4.000%, 9/01/26	No Opt. Call	A	1,625,395
600	4.000%, 9/01/27	No Opt. Call	A	693,690
675	4.000%, 9/01/28	No Opt. Call	A	790,715
615	4.000%, 9/01/29	No Opt. Call	A	728,830
	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A-	1,089,369
1,000	5.000%, 9/01/27	9/26 at 100.00	A-	1,202,720
1,030	5.000%, 9/01/28	9/26 at 100.00	A-	1,237,401
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2018:
1,500	5.000%, 10/01/21	No Opt. Call	A+	1,584,555
445	5.000%, 10/01/22	No Opt. Call	A+	485,433
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Western Heights Public Schools Project, Series 2018A:
1,275	5.000%, 9/01/23	No Opt. Call	A+	1,431,251
3,055	5.000%, 9/01/24	No Opt. Call	A+	3,530,419
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
575	5.000%, 8/15/22	No Opt. Call	Baa3	617,958
2,295	5.000%, 8/15/24	No Opt. Call	Baa3	2,600,717
1,850	5.000%, 8/15/25	No Opt. Call	Baa3	2,147,295
1,000	5.000%, 8/15/26	No Opt. Call	Baa3	1,185,290
3,650	5.000%, 8/15/27	No Opt. Call	Baa3	4,415,186
1,000	5.000%, 8/15/28	No Opt. Call	Baa3	1,232,410
5,655	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	5,470,647
1,970	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A-	1,995,275
	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
685	5.000%, 9/01/20	No Opt. Call	A-	695,590
745	5.000%, 9/01/21	No Opt. Call	A-	784,135
201

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Rogers County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Verdigris Public Schools Project, Series 2018:
$ 1,675	3.000%, 9/01/20	No Opt. Call	A+	$1,687,110
1,780	3.000%, 9/01/22	No Opt. Call	A+	1,847,907
5,245	4.000%, 9/01/24	No Opt. Call	A+	5,803,960
	Rogers County Industrial Development Authority, Oklahoma, Capital Improvement Revenue Bonds, Refunding Series 2017:
765	3.000%, 4/01/21	No Opt. Call	N/R	776,161
800	3.000%, 4/01/22	No Opt. Call	N/R	822,720
825	3.000%, 4/01/23	No Opt. Call	N/R	857,422
850	3.000%, 4/01/24	No Opt. Call	N/R	890,324
725	4.000%, 4/01/25	No Opt. Call	N/R	797,631
770	4.000%, 4/01/26	4/25 at 100.00	N/R	841,972
715	4.000%, 4/01/27	4/25 at 100.00	N/R	776,991
645	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A, 5.000%, 10/01/21	No Opt. Call	AA-	682,352
	Texas County Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Guymon Public Schools Project, Series 2018:
1,020	4.000%, 12/01/21	No Opt. Call	A	1,066,553
850	4.000%, 12/01/23	No Opt. Call	A	923,865
1,100	5.000%, 12/01/25	No Opt. Call	A	1,298,286
1,675	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA-	1,771,547
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,075	5.000%, 9/01/22	No Opt. Call	AA-	1,167,138
6,340	5.000%, 9/01/23	No Opt. Call	AA-	7,110,183
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A:
6,765	5.000%, 9/01/27	No Opt. Call	AA-	8,428,243
10,020	5.000%, 9/01/28	No Opt. Call	AA-	12,722,895
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Glenpool Public Schools Project, Series 2017A:
570	5.000%, 9/01/22	No Opt. Call	A+	618,142
765	5.000%, 9/01/23	No Opt. Call	A+	856,570
600	5.000%, 9/01/24	No Opt. Call	A+	690,312
1,280	5.000%, 9/01/25	No Opt. Call	A+	1,508,890
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,125	5.000%, 9/01/21	No Opt. Call	AA-	2,239,707
2,010	5.000%, 9/01/22	No Opt. Call	AA-	2,182,277
202

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2018:
$ 1,650	5.000%, 9/01/21	No Opt. Call	A+	$1,737,862
1,510	5.000%, 9/01/22	No Opt. Call	A+	1,637,535
1,050	5.000%, 9/01/23	No Opt. Call	A+	1,175,685
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Sand Springs Public Schools Project, Series 2019:
325	5.000%, 9/01/21	No Opt. Call	A	342,167
675	5.000%, 9/01/25	No Opt. Call	A	793,787
500	4.000%, 9/01/26	No Opt. Call	A	569,950
625	5.000%, 9/01/26	No Opt. Call	A	751,963
975	5.000%, 9/01/27	No Opt. Call	A	1,197,807
	Wagoner County School Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Wagoner Public Schools Project, Series 2019:
910	4.000%, 9/01/21	No Opt. Call	A-	945,090
1,450	4.000%, 9/01/27	No Opt. Call	A-	1,665,542
300	4.000%, 9/01/28	No Opt. Call	A-	349,392
	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
1,200	5.000%, 3/01/23	No Opt. Call	A-	1,314,708
1,200	5.000%, 3/01/25	No Opt. Call	A-	1,385,436
1,625	5.000%, 3/01/27	No Opt. Call	A-	1,959,571
155,255	Total Oklahoma			174,086,020
	Oregon – 1.3%
	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
1,825	0.000%, 6/15/21	No Opt. Call	AA+	1,892,269
1,745	0.000%, 6/15/22	No Opt. Call	AA+	1,875,125
1,785	0.000%, 6/15/23	No Opt. Call	AA+	1,983,421
2,315	0.000%, 6/15/24	No Opt. Call	AA+	2,645,906
1,305	0.000%, 6/15/25	No Opt. Call	AA+	1,535,646
1,085	0.000%, 6/15/26	No Opt. Call	AA+	1,309,541
1,000	0.000%, 6/15/27	No Opt. Call	AA+	1,237,460
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,120,687
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	5,939,650
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
2,330	5.000%, 6/15/27	No Opt. Call	AA+	2,914,014
2,000	5.000%, 6/15/28	6/27 at 100.00	AA+	2,496,920
203

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2018:
$ 1,400	4.000%, 6/15/23	No Opt. Call	Aa1	$1,525,846
1,000	5.000%, 6/15/25	No Opt. Call	Aa1	1,189,040
1,715	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Refunding Variable Rate Series 2019, 5.000%, 3/01/40 (Mandatory Put 3/01/25)	9/24 at 100.00	A+	1,896,378
7,500	Oregon Business Development Commission, Economic Development Revenue Bonds, Intel Corporation Project, 250 Series 2019, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	8,002,125
12,000	Oregon Health and Science University, Revenue Bonds, Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 2/01/25)	11/24 at 100.00	AA-	13,904,520
11,400	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	11,548,998
66,450	Total Oregon			75,017,546
	Pennsylvania – 5.9%
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,170	5.000%, 4/01/22	No Opt. Call	A	1,254,825
1,405	5.000%, 4/01/23	No Opt. Call	A	1,555,110
2,415	5.000%, 4/01/24	No Opt. Call	A	2,753,293
2,520	5.000%, 4/01/25	No Opt. Call	A	2,955,078
2,000	5.000%, 4/01/26	No Opt. Call	A	2,407,180
4,245	5.000%, 4/01/27	No Opt. Call	A	5,228,312
1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/23, 144A	No Opt. Call	Ba3	1,027,510
1,650	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016, 4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,687,785
5,055	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (7)	No Opt. Call	N/R	18,956
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
2,405	5.000%, 11/01/25	No Opt. Call	BBB+	2,835,663
3,950	5.000%, 11/01/27	No Opt. Call	BBB+	4,832,075
2,640	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BBB+	2,935,231
7,500	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BBB+	8,506,350
1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/25	No Opt. Call	A+	1,178,340
2,125	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	2,227,085
204

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Forward Delivery Series 2020A:
$ 2,820	5.000%, 6/01/25	No Opt. Call	A1	$3,323,144
3,000	5.000%, 6/01/26	No Opt. Call	A1	3,627,720
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
2,050	5.000%, 6/01/21	No Opt. Call	A1	2,127,224
2,010	5.000%, 6/01/22	No Opt. Call	A1	2,146,861
2,515	5.000%, 6/01/23	No Opt. Call	A1	2,760,313
3,200	5.000%, 6/01/24	No Opt. Call	A1	3,604,896
1,500	Commonwealth Financing Authority, Pennsylvania,, Revenue Bonds, Refunding Forward Delivery Series 2020A, 5.000%, 6/01/24	No Opt. Call	A1	1,718,985
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Refunding Series 2018B:
8,505	5.000%, 1/01/23	No Opt. Call	A+	9,365,791
6,665	5.000%, 1/01/24	No Opt. Call	A+	7,573,973
13,475	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A1	13,532,538
9,025	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A1	9,084,384
	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2019:
2,660	4.000%, 11/15/29	11/27 at 100.00	Aaa	3,190,723
4,480	4.000%, 11/15/30	11/27 at 100.00	Aaa	5,350,554
8,065	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	8,518,253
	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2020:
1,000	4.000%, 2/01/26	No Opt. Call	Aa2	1,143,970
1,000	4.000%, 2/01/27	No Opt. Call	Aa2	1,164,950
1,400	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/20	No Opt. Call	A+	1,412,222
3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	3,734,556
6,250	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory Put 6/01/20)	No Opt. Call	BBB+	6,257,312
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	5,017,600
205

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/31/23	5/20 at 100.00	N/R	$126,042
138	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	34,389
5,945	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (7)	No Opt. Call	N/R	22,294
3,565	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (7)	No Opt. Call	N/R	13,369
9,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2009, 2.800%, 12/01/33 (Mandatory Put 12/01/21)	No Opt. Call	N/R	9,126,000
3,910	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 2.850%, 5/01/34 (Mandatory Put 5/01/21)	No Opt. Call	A-	3,947,419
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14:
1,725	2.200%, 11/01/31 (Mandatory Put 11/01/21)	No Opt. Call	A-	1,723,896
3,500	2.720%, 11/01/31 (Mandatory Put 5/01/21)	11/20 at 100.00	A-	3,513,230
1,270	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-122, 3.250%, 10/01/28	4/26 at 100.00	AA+	1,360,830
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.200%, 10/01/32	10/26 at 100.00	AA+	5,288,700
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A:
3,390	3.000%, 4/01/27 (AMT)	No Opt. Call	AA+	3,651,640
3,345	3.050%, 10/01/27 (AMT)	4/27 at 100.00	AA+	3,609,957
8,750	3.400%, 10/01/32 (AMT)	4/27 at 100.00	AA+	9,492,525
1,025	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128A, 3.650%, 10/01/32 (AMT)	10/27 at 100.00	AA+	1,086,387
2,555	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129, 2.950%, 10/01/34	10/28 at 100.00	AA+	2,668,161
7,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A, 2.500%, 10/01/34	10/28 at 100.00	AA+	7,068,880
6,130	Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue Bonds, Philadelphia Funding Program, Refunding Series 2020 Forward Delivery, 5.000%, 6/15/21	No Opt. Call	AAA	6,414,003
4,505	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2019 Forward Delivery, 5.000%, 12/01/23	No Opt. Call	A1	5,109,706
206

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
$ 2,405	5.000%, 6/01/21	No Opt. Call	A3	$2,509,137
15,000	5.000%, 6/01/22	No Opt. Call	A3	16,154,400
23,660	5.000%, 6/01/23	No Opt. Call	A3	26,276,323
12,485	5.000%, 6/01/24	No Opt. Call	A3	14,258,744
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,294,517
5,630	5.000%, 6/01/25	No Opt. Call	A3	6,582,483
4,265	5.000%, 6/01/29	6/26 at 100.00	A3	5,063,280
17,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/20	No Opt. Call	A3	17,610,600
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, 5.000%, 11/01/29 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	1,225,980
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph's University Project, Refunding Series 2020C Forward Delivery:
540	4.000%, 11/01/24 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	586,256
1,000	5.000%, 11/01/25 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	1,152,950
850	5.000%, 11/01/26 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	998,682
1,000	5.000%, 11/01/27 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	1,194,560
1,000	5.000%, 11/01/28 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	1,211,450
3,515	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteenth Series 2016, 5.000%, 10/01/20	No Opt. Call	A	3,580,484
515	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	518,538
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2020 Forward Delivery:
5,000	5.000%, 9/01/21 (WI/DD, Settling 6/05/20)	No Opt. Call	A+	5,231,600
3,000	5.000%, 9/01/22 (WI/DD, Settling 6/05/20)	No Opt. Call	A+	3,246,360
	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
3,305	5.000%, 12/01/20	No Opt. Call	A+	3,382,403
1,775	5.000%, 12/01/21	No Opt. Call	A+	1,880,613
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,639,140
2,285	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	4/20 at 100.00	N/R	2,234,776
2,035	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	1,903,478
2,515	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/23	No Opt. Call	AA-	2,805,533
1,180	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Program Funds, Refunding Series 2017, 5.000%, 6/01/24	No Opt. Call	AA-	1,355,891
207

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5:
$ 1,045	5.000%, 11/01/21	No Opt. Call	A-	$1,101,231
2,410	5.000%, 11/01/22	No Opt. Call	A-	2,603,957
2,530	5.000%, 11/01/23	No Opt. Call	A-	2,803,038
2,665	5.000%, 11/01/24	No Opt. Call	A-	3,027,040
2,550	5.000%, 11/01/25	No Opt. Call	A-	2,963,763
3,270	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32	1/22 at 100.00	AA	3,485,526
335,932	Total Pennsylvania			348,198,923
	Puerto Rico – 0.9%
7,225	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CC	7,532,062
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
8,005	5.250%, 7/01/24	7/22 at 100.00	CC	7,654,781
4,245	4.250%, 7/01/25	7/22 at 100.00	CC	3,735,600
1,000	5.250%, 7/01/29	7/22 at 100.00	CC	958,750
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
7,287	0.000%, 7/01/24	No Opt. Call	N/R	6,248,603
10,914	0.000%, 7/01/27	No Opt. Call	N/R	8,323,780
3,339	0.000%, 7/01/29	7/28 at 98.64	N/R	2,314,762
3,505	0.000%, 7/01/31	7/28 at 91.88	N/R	2,184,071
19,449	0.000%, 7/01/33	7/28 at 86.06	N/R	10,786,221
3,601	4.500%, 7/01/34	7/25 at 100.00	N/R	3,618,105
68,570	Total Puerto Rico			53,356,735
	Rhode Island – 0.1%
	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
1,165	5.000%, 7/01/20	No Opt. Call	A	1,174,670
1,360	5.000%, 7/01/21	No Opt. Call	A	1,418,398
4,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 70, 2.800%, 10/01/34	10/28 at 100.00	AA+	4,210,000
6,525	Total Rhode Island			6,803,068
	South Carolina – 0.6%
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,375	5.000%, 12/01/21	No Opt. Call	AA	3,590,797
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,391,229
208

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 620	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015, 5.000%, 12/01/20	No Opt. Call	A1	$635,562
1,040	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/22	11/21 at 100.00	A1	1,092,218
350	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/26	No Opt. Call	A1	414,789
380	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (5)	403,119
3,620	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	3,743,008
1,135	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2019B, 2.650%, 7/01/34	1/29 at 100.00	Aaa	1,151,923
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC - Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,039,839
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,076,214
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	1,644,199
2,850	5.250%, 8/01/25 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	3,231,700
3,500	5.250%, 8/01/26 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	3,968,755
2,000	5.000%, 8/01/27 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	2,251,560
1,750	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	A	1,850,537
1,250	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	A	1,355,350
1,000	Sumter Two School Facilities, Inc, South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016, 5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,022,480
31,285	Total South Carolina			33,863,279
	South Dakota – 0.2%
455	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	457,903
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
320	4.000%, 11/01/20	No Opt. Call	A+	325,222
525	4.000%, 11/01/21	No Opt. Call	A+	547,439
650	5.000%, 11/01/24	No Opt. Call	A+	754,097
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	664,359
800	5.000%, 11/01/21	No Opt. Call	A+	846,672
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,235,632
209

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota (continued)
$ 4,500	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2018A, 3.550%, 11/01/33	5/27 at 100.00	AAA	$ 4,825,980
9,030	Total South Dakota			9,657,304
	Tennessee – 1.1%
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
1,000	5.000%, 8/01/25	No Opt. Call	BBB+	1,139,480
1,750	5.000%, 8/01/26	No Opt. Call	BBB+	2,032,870
1,500	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 4.000%, 1/01/21	No Opt. Call	A+	1,529,310
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019:
2,325	5.000%, 11/15/32	2/29 at 100.00	A	2,890,510
2,810	5.000%, 11/15/33	2/29 at 100.00	A	3,468,383
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
810	4.000%, 11/01/20	No Opt. Call	A	823,122
500	4.000%, 11/01/21	No Opt. Call	A	521,370
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,081,222
	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,700	5.000%, 7/01/21	No Opt. Call	AA-	2,830,383
1,890	5.000%, 7/01/22	No Opt. Call	AA-	2,042,995
2,160	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.850%, 7/01/32	1/25 at 100.00	AA+	2,321,568
5,000	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.400%, 7/01/34	7/28 at 100.00	AA+	5,446,550
4,920	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-2, 2.800%, 7/01/34	7/28 at 100.00	AA+	5,175,938
8,680	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A	9,030,325
21,600	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	22,138,488
58,675	Total Tennessee			62,472,514
	Texas – 5.4%
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,040	5.000%, 1/01/21	No Opt. Call	A-	1,068,735
1,430	5.000%, 1/01/22	No Opt. Call	A-	1,521,077
2,500	5.000%, 1/01/23	No Opt. Call	A-	2,642,175
3,570	5.000%, 1/01/24	No Opt. Call	A-	3,833,609
210

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
$ 1,000	5.000%, 9/01/21	No Opt. Call	AA	$1,053,980
650	5.000%, 9/01/22	No Opt. Call	AA	705,224
5,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2019, 5.000%, 12/01/24	No Opt. Call	AA+	5,841,450
4,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2020B Forward Delivery, 5.000%, 12/01/23 (WI/DD, Settling 9/02/20)	No Opt. Call	AA+	4,478,440
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
9,690	1.350%, 11/01/20 (AMT), 144A	No Opt. Call	A+	9,699,496
30,640	1.600%, 11/01/21 (AMT), 144A	No Opt. Call	A+	30,840,692
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,600	5.000%, 11/01/20	No Opt. Call	A+	2,658,344
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,113,650
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014A, 5.250%, 11/01/26 (AMT)	11/23 at 100.00	A+	1,095,790
	El Paso, El Paso County, Texas, Water and Sewer Revenue Bonds, Refunding Series 2019B:
2,525	5.000%, 3/01/23	No Opt. Call	AA+	2,796,059
2,660	5.000%, 3/01/24	No Opt. Call	AA+	3,033,890
3,000	5.000%, 3/01/25	No Opt. Call	AA+	3,514,560
3,945	5.000%, 3/01/26	No Opt. Call	AA+	4,733,172
4,160	5.000%, 3/01/27	No Opt. Call	AA+	5,113,597
1,020	5.000%, 3/01/28	No Opt. Call	AA+	1,282,558
18,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	19,564,380
5,135	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-1, 5.000%, 7/01/49 (Mandatory Put 12/01/22)	9/22 at 100.88	A+	5,563,567
3,260	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-2, 5.000%, 7/01/49 (Mandatory Put 12/01/24)	9/24 at 100.84	A+	3,704,631
3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,432,743
17,500	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019B, 5.000%, 10/01/41 (Mandatory Put 10/01/24)	No Opt. Call	AA	19,972,575
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
575	5.000%, 11/15/20	No Opt. Call	A3	587,138
480	5.000%, 11/15/21	No Opt. Call	A3	506,218
211

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	$12,734,973
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	9,735,676
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,040,142
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C:
4,000	5.000%, 7/01/29 (AMT)	7/28 at 100.00	AA	4,720,680
6,000	5.000%, 7/01/30 (AMT)	7/28 at 100.00	AA	7,060,740
3,000	5.000%, 7/01/31 (AMT)	7/28 at 100.00	AA	3,521,970
2,250	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,268,495
6,500	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2020A Forward Delivery, 5.000%, 11/15/32 (WI/DD, Settling 8/19/20)	11/30 at 100.00	AA	8,572,850
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,022,030
1,000	5.000%, 11/01/21 (AMT)	No Opt. Call	A1	1,058,660
1,720	5.000%, 11/01/22 (AMT)	No Opt. Call	A1	1,850,290
1,455	5.000%, 11/01/23 (AMT)	No Opt. Call	A1	1,601,940
1,500	5.000%, 11/01/24 (AMT)	No Opt. Call	A1	1,686,930
1,025	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	1,034,932
2,175	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	2,225,852
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
2,795	5.000%, 8/15/21	No Opt. Call	Aa2	2,939,194
2,010	5.000%, 8/15/22	No Opt. Call	Aa2	2,185,131
6,415	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	7,001,652
7,650	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	8,067,384
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,030	5.000%, 1/01/22	No Opt. Call	A+	4,294,650
4,945	5.000%, 1/01/23	No Opt. Call	A+	5,435,593
7,045	5.000%, 1/01/24	No Opt. Call	A+	7,972,615
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A:
5,000	5.000%, 1/01/23	No Opt. Call	A+	5,496,050
3,260	5.000%, 1/01/24	1/23 at 100.00	A+	3,584,370
3,200	5.000%, 1/01/27	1/26 at 100.00	A+	3,757,504
3,815	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Premium Series 2019A, 3.500%, 7/01/34	7/28 at 100.00	Aaa	4,199,438
212

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 6,750	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	$6,848,077
20,380	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2019, 4.000%, 8/27/20	No Opt. Call	N/R	20,611,517
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Taxable Series 2018A:
7,025	5.000%, 10/15/23	No Opt. Call	AAA	7,946,820
13,040	5.000%, 10/15/24	No Opt. Call	AAA	15,203,206
287,855	Total Texas			315,037,111
	Utah – 0.0%
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
1,090	5.000%, 9/01/20	No Opt. Call	AA-	1,107,080
2,075	5.000%, 9/01/21	No Opt. Call	AA-	2,185,494
3,165	Total Utah			3,292,574
	Virginia – 1.5%
10,250	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	11,160,713
	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Wiehle Avenue Metrorail Station Parking Project, Refunding Series 2020 Forward Delivery:
2,160	5.000%, 8/01/24 (WI/DD, Settling 5/05/20)	No Opt. Call	AA+	2,497,846
2,095	5.000%, 8/01/25 (WI/DD, Settling 5/05/20)	No Opt. Call	AA+	2,487,331
2,045	5.000%, 8/01/26 (WI/DD, Settling 5/05/20)	No Opt. Call	AA+	2,496,147
2,850	5.000%, 8/01/27 (WI/DD, Settling 5/05/20)	No Opt. Call	AA+	3,557,855
1,600	5.000%, 8/01/29 (WI/DD, Settling 5/05/20)	No Opt. Call	AA+	2,078,960
10,570	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 2.150%, 12/01/41 (Mandatory Put 9/01/20)	No Opt. Call	A2	10,549,494
21,640	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Metrorail Service District Improvement Silver Line Phase 2 Project, Series 2018, 2.000%, 4/01/22	5/20 at 100.00	AA+	21,672,676
5,240	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018A, 5.000%, 11/01/48 (Mandatory Put 11/01/28)	No Opt. Call	AA	6,481,146
15,005	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory Put 9/01/20)	No Opt. Call	A2	14,975,890
11,990	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory Put 6/01/20)	No Opt. Call	A2	11,975,132
85,445	Total Virginia			89,933,190
	Washington – 2.7%
10,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa2	11,133,800
213

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa2	$5,877,500
10,545	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Aa2	12,965,078
	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Valley Medical Center, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A2	7,310,735
7,285	5.000%, 12/01/24	No Opt. Call	A2	8,450,017
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,525	5.000%, 12/01/20	No Opt. Call	A1	1,563,796
2,095	5.000%, 12/01/21	No Opt. Call	A1	2,227,886
12,105	Spokane, Washington, Water and Wastewater System Revenue Bonds, Green Series 2014, 4.000%, 12/01/32	12/24 at 100.00	AA	13,436,792
2,000	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/27	No Opt. Call	BBB+	2,357,520
3,980	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	4,474,555
5,955	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	6,853,788
6,295	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	7,386,364
3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A+	3,073,320
	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,500	5.000%, 1/01/21	No Opt. Call	A+	1,540,080
5,730	5.000%, 1/01/22	No Opt. Call	A+	6,084,687
1,950	5.000%, 1/01/24	No Opt. Call	A+	2,200,653
1,310	5.000%, 1/01/25	No Opt. Call	A+	1,520,373
1,065	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	AA-	1,128,634
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B:
10,000	4.000%, 10/01/42 (Mandatory Put 10/01/21)	No Opt. Call	AA-	10,358,200
10,985	5.000%, 10/01/42 (Mandatory Put 10/01/21)	No Opt. Call	AA-	11,540,402
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
1,250	5.000%, 10/01/25	No Opt. Call	AA-	1,486,800
1,865	5.000%, 10/01/26	No Opt. Call	AA-	2,271,253
3,010	5.000%, 10/01/27	No Opt. Call	AA-	3,745,162
2,100	5.000%, 10/01/28	No Opt. Call	AA-	2,669,121
6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2008, 2.125%, 6/01/20, 144A	5/20 at 100.00	A-	6,005,220
214

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 20,175	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	Aaa	$ 21,167,206
143,210	Total Washington			158,828,942
	West Virginia – 0.4%
6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Refunding Series 2015A, 2.550%, 3/01/40 (Mandatory Put 4/01/24)	No Opt. Call	A-	6,066,960
4,010	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	4,041,719
4,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	4,031,640
6,765	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A-	6,746,870
4,095	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	4,163,468
1,030	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,181,709
25,900	Total West Virginia			26,232,366
	Wisconsin – 0.9%
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016A, 5.000%, 1/01/24 (AMT)	No Opt. Call	BBB	1,015,270
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
2,250	4.050%, 11/01/30	5/26 at 100.00	BBB	2,075,940
5,000	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB	4,714,950
2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A, 5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (5)	2,988,132
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C:
420	5.000%, 8/15/20 (ETM)	No Opt. Call	N/R (5)	425,762
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	N/R (5)	1,555,110
55	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	59,759
6,285	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Hospital Sisters Services, Inc, Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA-	6,889,428
3,150	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	3,366,185
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 50 Series 2019B-3, 2.250%, 11/01/26	11/21 at 100.00	N/R	3,764,680
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 70 Series 2019B-2, 2.550%, 11/01/27	11/21 at 100.00	N/R	3,756,480
215

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 6,250	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 85 Series 2019B-1, 2.825%, 11/01/28	11/21 at 100.00	N/R	$5,903,937
	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2019C:
1,770	2.200%, 3/01/31	9/28 at 100.00	AA	1,763,929
1,785	2.200%, 9/01/31	9/28 at 100.00	AA	1,775,343
4,930	2.500%, 9/01/34	9/28 at 100.00	AA	4,942,079
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A:
1,700	1.550%, 11/01/38 (Mandatory Put 11/01/21)	11/20 at 100.00	AA	1,701,870
6,000	1.600%, 11/01/48 (Mandatory Put 11/01/22)	11/21 at 100.00	AA	5,996,340
	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25	7/24 at 100.00	A1	763,411
1,000	5.000%, 7/01/26	7/24 at 100.00	A1	1,139,420
725	5.000%, 7/01/27	7/24 at 100.00	A1	826,080
55,315	Total Wisconsin			55,424,105
	Wyoming – 0.4%
20,175	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26	No Opt. Call	A1	20,062,020
2,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2019 Series 3, 2.450%, 12/01/34	12/28 at 100.00	AA+	2,503,925
22,675	Total Wyoming			22,565,945
$ 5,411,979	Total Municipal Bonds (cost $5,598,188,077)			5,638,905,624

Shares	Description (1)	Value
	COMMON STOCKS – 1.1%
	Electric Utilities – 1.1%
2,798,849	Energy Harbor Corp (8), (9)	$ 63,323,959
	Total Common Stocks (cost $59,740,066)	63,323,959
	Total Long-Term Investments (cost $5,657,928,143)	5,702,229,583

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.2%
	MUNICIPAL BONDS – 3.2%
	National – 1.3%
$ 9,538	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, Variable Rate Demand Obligations, 5.510%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (4), (10)	No Opt. Call	A+	$9,538,167
57,400	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5027, 4.960%, 6/01/21 (AMT) (Mandatory Put 5/04/20), 144A (10)	No Opt. Call	F1+	57,400,000
216

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	National (continued)
$ 10,000	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5028, 4.960%, 6/01/21 (AMT) (Mandatory Put 5/04/20), 144A (10)	No Opt. Call	F1+	$ 10,000,000
76,938	Total National			76,938,167
	Alabama – 0.4%
23,435	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23) (10)	No Opt. Call	A-1	24,189,607
	District of Columbia – 0.0%
2,015	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Variable Rate Demand Obligations, Series 2010C-2, 4.500%, 10/01/39 (Mandatory Put 5/07/20) (10)	5/20 at 100.00	A-1	2,015,000
	Florida – 0.6%
27,250	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (10)	6/20 at 104.00	N/R	24,677,328
10,000	Jacksonville, Florida, Health Care Facilities Revenue Bonds, Baptist Health, Variable Rate Demand Obligations, Refunding Series 2019C, 3.730%, 8/01/36 (Mandatory Put 5/07/20) (10)	5/20 at 100.00	A-1+	10,000,000
37,250	Total Florida			34,677,328
	Illinois – 0.1%
7,000	Peoria County, Illinois, General Obligation Bonds, Alternate Revenue Source, Variable Rate Demand Obligations, Tender Option Bond Floater 16-XM0274, 5.250%, 6/15/20 (Mandatory Put 5/07/20), 144A (10)	No Opt. Call	A-1	7,000,000
	Michigan – 0.2%
11,200	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Variable Rate Demand Obligations, Series 2006C, 4.750%, 12/01/35 (Mandatory Put 5/06/20) (10)	5/20 at 100.00	A-1	11,200,000
	New York – 0.2%
8,210	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal Series 2005E-3, 4.670%, 8/01/34 (Mandatory Put 5/07/20) (10)	No Opt. Call	F1+	8,210,000
	North Carolina – 0.0%
790	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Variable Rate Demand Obligations, Series 2008B, 4.950%, 3/01/35 (Mandatory Put 5/06/20) (10)	5/20 at 100.00	A-1	790,000
	Ohio – 0.3%
9,150	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Variable Rate Demand Obligations, Series 2009A, 4.750%, 11/15/41 (Mandatory Put 5/06/20) (10)	5/20 at 100.00	F1	9,150,000
7,500	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Variable Rate Demand Obligations, Tender Option Bond Trust Floaters 2015-XF0029, 4.860%, 11/15/23 (Mandatory Put 5/07/20), 144A (10)	No Opt. Call	F1	7,500,000
16,650	Total Ohio			16,650,000
217

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin – 0.1%
$ 5,165	Public Finance Authority of Wisconsin, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Refunding Series 2016A-3, 2.000%, 7/01/29 (AMT) (Mandatory Put 6/01/21) (10)	No Opt. Call	A-2	$ 5,162,572
$ 188,653	Total Short-Term Investments (cost $188,661,732)			186,832,674
	Total Investments (cost $5,846,589,875) – 100.2%			5,889,062,257
	Borrowings – (0.7)% (11)			(43,400,000)
	Other Assets Less Liabilities – 0.5%			33,799,116
	Net Assets – 100%			$ 5,879,461,373
(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 0.000%, 1/01/34,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(11)	Borrowings as a percentage of Total Investments is 0.7%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
DD1	Portion of investment purchased on a delayed delivery basis.
ETM	Escrowed to maturity
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
218

Nuveen Short Term Municipal Bond Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 82.6%
	MUNICIPAL BONDS – 82.5%
	Alabama – 3.5%
$ 6,335	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	$6,520,679
6,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	6,573,515
4,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	4,083,160
7,335	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	7,594,879
700	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	668,521
24,870	Total Alabama			25,440,754
	Alaska – 0.4%
1,565	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/23 (AMT)	10/20 at 100.00	A1	1,589,289
1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (AMT)	No Opt. Call	A1	1,373,719
5	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	4/20 at 100.00	A2	5,001
2,920	Total Alaska			2,968,009
	Arizona – 1.9%
1,320	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,349,225
6,880	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	7,628,819
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
450	5.000%, 9/01/22	No Opt. Call	A2	488,570
500	5.000%, 9/01/23	No Opt. Call	A2	558,785
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B, 5.000%, 7/01/24 (AMT)	No Opt. Call	A+	1,682,205
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/21 (AMT)	No Opt. Call	AA-	1,046,760
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	A3	1,223,628
12,850	Total Arizona			13,977,992
219

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California – 4.0%
$ 5,605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory Put 11/01/22)	No Opt. Call	AA-	$6,131,926
550	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/20, 144A	No Opt. Call	BBB	556,292
4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/21	No Opt. Call	A	4,143,080
2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22	No Opt. Call	Aa1	2,926,343
7,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/23 (AMT)	No Opt. Call	A+	8,149,018
7,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019H, 5.000%, 5/01/21 (AMT)	No Opt. Call	A+	7,248,500
27,610	Total California			29,155,159
	Colorado – 3.9%
1,400	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2017A, 5.000%, 12/01/20	No Opt. Call	Aa2	1,436,568
	Bromley Park Metropolitan District No 2, In the City of Brighton, Adams and Weld Counties, Colorado, Senior General Obligation Limited Tax Refunding Bonds, Series 2018A:
250	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	265,087
550	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	601,172
470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 4.000%, 6/15/20	No Opt. Call	A+	472,608
1,200	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (4)	1,253,952
2,070	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	2,382,425
190	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A, 5.000%, 5/15/21	No Opt. Call	A-	197,266
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/22 (AMT)	No Opt. Call	A+	1,083,760
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
5,000	5.000%, 12/01/22 (AMT)	No Opt. Call	A+	5,425,500
2,000	5.000%, 12/01/25 (AMT)	No Opt. Call	A+	2,324,080
1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,002,670
750	El Paso County School District 2, Harrison, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/01/20	No Opt. Call	AA	769,590
2,000	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018, 5.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	2,123,080
4,000	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A-	4,009,640
220

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 225	Northglenn Urban Renewal Authority, Northglenn, Colorado, Tax Increment Revenue Bonds, Urban Renewal Plan 2, Series 2019, 4.000%, 12/01/21	No Opt. Call	BBB-	$232,511
	Pueblo Urban Renewal Authority, Colorado, State Sales Tax Increment Revenue Bonds, Regional Tourism Project, Series 2017:
700	2.750%, 6/01/20	No Opt. Call	N/R	698,880
2,040	3.000%, 6/01/21	No Opt. Call	N/R	2,018,560
	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019:
100	5.000%, 12/15/21 – AGM Insured	No Opt. Call	AA	105,484
105	5.000%, 12/15/22 – AGM Insured	No Opt. Call	AA	113,780
260	5.000%, 12/15/24 – AGM Insured	No Opt. Call	AA	295,373
1,530	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/20	No Opt. Call	AA	1,572,289
26,840	Total Colorado			28,384,275
	District of Columbia – 0.9%
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
2,475	5.000%, 10/01/20 (AMT)	No Opt. Call	AA-	2,521,109
1,205	5.000%, 10/01/21 (AMT)	No Opt. Call	AA-	1,272,191
2,175	Washington Convention and Sports Authority, Washington DC, Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 10/01/22	No Opt. Call	AA+	2,358,635
5,855	Total District of Columbia			6,151,935
	Florida – 4.4%
1,450	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2012P-1, 5.000%, 10/01/22 (AMT)	No Opt. Call	A+	1,554,327
1,000	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/23 (AMT)	No Opt. Call	A+	1,097,000
415	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/21 (AMT)	No Opt. Call	A+	438,203
1,300	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 5.000%, 10/01/24 (AMT)	No Opt. Call	A+	1,456,962
750	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 5.000%, 9/01/23 (AMT)	No Opt. Call	A1	839,243
2,500	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019B, 0.620%, 1/01/49 (Mandatory Put 6/18/20) (AMT)	No Opt. Call	Aaa	2,498,475
15,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2019A, 5.000%, 6/01/22	No Opt. Call	AAA	16,238,100
1,500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Priority Subordinated Series 2016, 5.000%, 10/01/21 (AMT)	No Opt. Call	A+	1,583,865
1,285	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/21 (AMT)	No Opt. Call	AA-	1,356,844
221

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018E, 5.000%, 10/01/22 (AMT)	No Opt. Call	AA-	$1,878,555
1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	BBB-	1,018,336
1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,040,550
860	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017, 5.000%, 8/15/21	No Opt. Call	AA-	904,488
29,845	Total Florida			31,904,948
	Georgia – 1.6%
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/21	No Opt. Call	A2	1,539,735
515	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Inc, Series 2017A, 5.000%, 4/01/20	No Opt. Call	A	515,000
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
389	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	404,610
1,035	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	1,092,981
1,136	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	1,199,903
1,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/21	No Opt. Call	A3	1,022,450
3,055	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	3,262,526
2,470	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 9/01/22	No Opt. Call	Aa2	2,603,330
11,100	Total Georgia			11,640,535
	Idaho – 0.8%
4,000	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group, Series 2013ID, 0.700%, 12/01/48 (Mandatory Put 8/03/20)	5/20 at 100.00	Aa3	3,999,480
1,710	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/22	No Opt. Call	BB+	1,824,963
5,710	Total Idaho			5,824,443
	Illinois – 5.0%
400	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds, Series 2018A, 5.000%, 4/01/22 – AGM Insured	No Opt. Call	AA	424,104
3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017E, 5.000%, 12/01/21	No Opt. Call	BB	3,033,540
425	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A, 0.000%, 12/01/25	No Opt. Call	BB	345,516
660	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Baa2	646,615
2,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Funds, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	A+	2,011,400
4,795	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2012A, 5.000%, 1/01/24 (AMT)	1/22 at 100.00	A	5,008,330
222

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,200	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/21	No Opt. Call	A+	$1,221,324
1,145	Downers Grove, Illinois, General Obligation Bonds, Series 2012, 3.000%, 1/01/21 – Insured	No Opt. Call	AAA	1,159,244
100	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20, 144A	No Opt. Call	N/R	100,118
1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,113,867
5,375	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB	5,436,221
3,100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/23	No Opt. Call	BBB	3,221,303
280	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010, 5.000%, 6/15/20	No Opt. Call	A-	281,756
1,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 1/01/22	No Opt. Call	AA-	1,321,800
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2019C, 5.000%, 1/01/25	No Opt. Call	AA-	5,743,500
125	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2020, 4.000%, 5/01/22 – AGM Insured	No Opt. Call	AA	131,763
2,750	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017, 5.000%, 6/01/22	No Opt. Call	A	2,947,587
	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2020:
500	4.000%, 4/15/23	No Opt. Call	AA-	538,180
450	5.000%, 4/15/24	No Opt. Call	AA-	511,708
1,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Refunding Series 2020, 4.000%, 1/01/22 – AGM Insured	No Opt. Call	AA	1,042,350
34,650	Total Illinois			36,240,226
	Indiana – 0.8%
1,500	Franklin, Indiana, Economic Development Revenue Bonds, Otterbein Homes Obligated Group, Series 2019B, 5.000%, 7/01/24	No Opt. Call	A	1,693,965
1,000	Indiana Finance Authority, Economic Development Revenue Bonds, Republic Service, Inc Project, Refunding Series 2010A, 1.150%, 5/01/34 (Mandatory Put 6/01/20) (AMT)	No Opt. Call	N/R	999,680
2,810	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A-	2,819,245
5,310	Total Indiana			5,512,890
	Iowa – 0.7%
1,225	Des Moines, Iowa, Stormwater Management Utility Revenue Bonds, Capital Loan Notes Series 2018C, 5.000%, 6/01/21	No Opt. Call	AA+	1,280,076
2,770	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010, 5.000%, 7/01/20	No Opt. Call	A1	2,794,875
500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	469,390
145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	148,758
223

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	4/20 at 104.00	BB-	$ 126,360
4,765	Total Iowa			4,819,459
	Kansas – 0.2%
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
500	5.000%, 4/01/22 – BAM Insured	No Opt. Call	AA	536,970
500	5.000%, 4/01/23 – BAM Insured	No Opt. Call	AA	554,510
1,000	Total Kansas			1,091,480
	Kentucky – 3.0%
10,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2016C, 5.000%, 5/15/20	No Opt. Call	AA	10,046,000
3,785	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	3,791,699
4,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	4,168,120
3,310	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	3,341,776
21,095	Total Kentucky			21,347,595
	Louisiana – 0.7%
505	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/20	No Opt. Call	A1	508,116
2,250	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/20	No Opt. Call	AA-	2,270,925
2,465	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB	2,206,890
5,220	Total Louisiana			4,985,931
	Massachusetts – 0.7%
715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	A-	743,092
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A:
375	4.000%, 7/01/20 (AMT)	No Opt. Call	AA	377,389
1,000	4.000%, 7/01/21 (AMT)	No Opt. Call	AA	1,031,160
1,000	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	1,104,320
1,550	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 4.000%, 7/01/20 (AMT)	No Opt. Call	AA	1,559,874
4,640	Total Massachusetts			4,815,835
	Michigan – 1.0%
1,705	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/22	No Opt. Call	AA-	1,860,360
224

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,715	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 4.000%, 11/15/44 (Mandatory Put 8/15/24)	No Opt. Call	AA+	$1,873,963
1,440	Michigan State Hospital Finance Authority, Revenue Bonds, McLaren Health Care Corporation, Refunding Series 2012A, 5.000%, 6/01/24	6/22 at 100.00	AA-	1,548,821
1,000	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	A2	1,036,860
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/23	No Opt. Call	A+	1,124,690
6,860	Total Michigan			7,444,694
	Minnesota – 8.7%
240	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 3.000%, 8/01/22	No Opt. Call	BB+	235,277
380	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A, 3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	384,606
	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley Care Center Project, Refunding Series 2019:
150	3.000%, 9/01/21	No Opt. Call	N/R	146,907
210	4.000%, 9/01/23	No Opt. Call	N/R	206,380
1,415	City of Red Wing, Minnesota, General Obligation Bonds, Series 2018A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,565,683
615	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21, 144A	No Opt. Call	N/R	600,738
440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	440,880
	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019B:
645	5.000%, 2/01/22	No Opt. Call	Aa2	686,203
755	5.000%, 2/01/23	No Opt. Call	Aa2	827,857
	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019C:
255	5.000%, 2/01/21	No Opt. Call	Aa2	262,507
280	5.000%, 2/01/23	No Opt. Call	Aa2	307,020
2,115	Elk River Independent School District 728, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	Aa2	2,339,592
1,130	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 4.375%, 8/01/29	8/27 at 102.00	BB+	1,109,988
995	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	981,080
310	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 3.750%, 12/01/22, 144A	No Opt. Call	N/R	303,220
500	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	519,015
1,000	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/25 (AMT)	1/24 at 100.00	A+	1,101,220
225

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 200	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C, 4.000%, 1/01/21	No Opt. Call	AA-	$203,788
1,250	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2019A, 2.000%, 8/01/20	4/20 at 100.00	AA+	1,251,725
2,000	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2019E, 1.400%, 8/01/21	2/21 at 100.00	AA+	1,998,140
965	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 1.700%, 1/01/21 (AMT)	No Opt. Call	AA+	966,419
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020A:
690	1.150%, 7/01/21 (AMT)	No Opt. Call	AA+	686,957
300	1.450%, 7/01/24 (AMT)	No Opt. Call	AA+	297,039
325	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, 2020 Senior Series, 5.000%, 11/01/24 (AMT)	No Opt. Call	AA	371,300
	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Senior Series 2018:
500	5.000%, 11/01/22 (AMT)	No Opt. Call	AA	542,220
400	5.000%, 11/01/23 (AMT)	No Opt. Call	AA	445,964
4,695	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2016D, 5.000%, 8/01/22	No Opt. Call	AAA	5,119,193
2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,326,224
	Morris, Minnesota, Health Care Facilities Revenue Bonds, Farmington Health Services Project, Refunding Series 2019:
60	2.550%, 8/01/20	No Opt. Call	N/R	59,664
100	2.700%, 8/01/21	No Opt. Call	N/R	97,886
720	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 4.000%, 10/01/23	No Opt. Call	N/R	723,499
5,100	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/21	No Opt. Call	A-	5,248,665
9,480	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	AA	9,864,888
2,500	Rosemount Independent School District 196, Dakota County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	AAA	2,759,575
295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21 (5)	No Opt. Call	N/R	200,600
2,395	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA-	2,657,731
45	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB-	45,268
226

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
$ 820	3.000%, 9/01/20	No Opt. Call	N/R	$819,098
500	3.000%, 9/01/21	No Opt. Call	N/R	497,865
500	3.000%, 9/01/22	No Opt. Call	N/R	496,310
315	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 3.000%, 9/01/22	No Opt. Call	N/R	305,556
3,515	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/23	No Opt. Call	AAA	3,893,460
120	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	117,496
6,790	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Refunding School Building Series 2018B, 5.000%, 2/01/22	No Opt. Call	Aa2	7,256,948
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community, Refunding Series 2019:
350	3.000%, 8/01/22	No Opt. Call	N/R	346,105
300	3.000%, 8/01/23	No Opt. Call	N/R	294,759
400	3.000%, 8/01/24	No Opt. Call	N/R	390,128
400	3.000%, 8/01/25	8/24 at 102.00	N/R	386,552
59,675	Total Minnesota			62,689,195
	Missouri – 3.7%
1,000	Arnold Retail Corridor Transportation Development District, Missouri, Sales Tax Revenue Bonds, Refunding Series 2019, 3.000%, 11/01/28	11/24 at 100.00	N/R	910,890
100	Belton School District 124, Cass County, Missouri, Certificates of Participation, Missouri School Boards Association, Series 2019, 4.000%, 1/15/22 – AGM Insured	No Opt. Call	AA	104,895
1,375	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 5.000%, 6/01/23	6/22 at 100.00	AA	1,478,799
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/21	No Opt. Call	BBB-	408,460
555	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A-	575,496
1,000	Clay County Reorganized School District R-1, Kearney, Missouri, General Obligation Bonds, School Building Series 2017, 5.000%, 3/01/22	No Opt. Call	AA+	1,072,860
145	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	143,672
1,250	Kansas City, Missouri, Water Revenue Bonds, Refunding Series 2019A, 5.000%, 12/01/22	No Opt. Call	AA+	1,376,662
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	1,060,720
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southeast Missouri State University, Refunding Series 2019:
200	5.000%, 10/01/23	No Opt. Call	A	223,848
505	5.000%, 10/01/24	No Opt. Call	A	579,745
227

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Wright Memorial Hospital, Series 2019:
$ 100	5.000%, 9/01/20	No Opt. Call	BBB-	$101,320
465	5.000%, 9/01/21	No Opt. Call	BBB-	485,390
275	5.000%, 9/01/22	No Opt. Call	BBB-	294,630
285	5.000%, 9/01/23	No Opt. Call	BBB-	312,907
	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2019A:
135	5.000%, 10/01/22	No Opt. Call	A+	146,953
230	5.000%, 10/01/23	No Opt. Call	A+	257,929
225	5.000%, 10/01/24	No Opt. Call	A+	258,620
	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
500	3.000%, 5/01/20	No Opt. Call	N/R	500,235
300	3.250%, 5/01/21	No Opt. Call	N/R	302,499
1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA+	1,063,080
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
640	4.000%, 11/15/20	No Opt. Call	N/R	640,518
725	5.000%, 11/15/24	No Opt. Call	N/R	755,580
630	5.000%, 11/15/26	11/25 at 100.00	N/R	658,495
5,055	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2017A, 5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	5,388,681
2,425	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2017B, 4.000%, 7/01/20 – AGM Insured (AMT)	No Opt. Call	AA	2,441,781
2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 3.250%, 8/01/27	8/25 at 100.00	AA+	2,199,940
1,745	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (AMT)	No Opt. Call	Aa2	1,822,583
	Webster County Reorganized School District R-I Marshfield, Missouri, General Obligation Bonds, Refunding Series 2019B:
450	3.000%, 3/01/21	No Opt. Call	AA+	457,587
450	3.000%, 3/01/22	No Opt. Call	AA+	465,363
25,165	Total Missouri			26,490,138
	Montana – 0.3%
2,085	Montana State Board of Investments, Municipal Finance Consolidation Act Bonds, INTERCAP Revolving Program, Annual Adjustable Rate Tender Option, Series 2013, 1.000%, 3/01/38 (Mandatory Put 3/01/21)	3/21 at 100.00	N/R	2,071,823
	Nebraska – 0.7%
690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	719,670
1,685	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/21	No Opt. Call	A	1,780,287
228

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A:
$ 1,000	4.000%, 7/01/20	No Opt. Call	BBB	$1,005,650
1,555	5.000%, 7/01/22	No Opt. Call	BBB	1,660,133
4,930	Total Nebraska			5,165,740
	Nevada – 2.2%
3,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2017C, 5.000%, 7/01/21 (AMT)	No Opt. Call	A+	3,108,720
2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2017B, 5.000%, 7/01/20 (AMT)	No Opt. Call	Aa3	2,014,440
5,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/24	No Opt. Call	Aa3	5,633,450
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,890	4.000%, 9/01/20	No Opt. Call	N/R	1,894,385
260	2.000%, 9/01/21	No Opt. Call	N/R	254,558
1,410	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/22	6/21 at 100.00	AA+	1,473,817
1,790	Nevada State, General Obligation Bonds, Capital Improvement & Refunding Series 2015E, 5.000%, 2/01/21	No Opt. Call	AA+	1,848,891
15,350	Total Nevada			16,228,261
	New Jersey – 5.3%
1,330	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016, 5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,380,354
7,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 5.000%, 7/01/23 – BAM Insured	No Opt. Call	AA	7,516,390
1,260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-1, 5.000%, 7/01/43 (Mandatory Put 7/01/24)	4/24 at 100.87	AA-	1,457,706
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018B:
1,000	5.000%, 12/01/20 (AMT)	No Opt. Call	Aaa	1,022,950
2,500	5.000%, 12/01/21 (AMT)	No Opt. Call	Aaa	2,641,075
6,500	5.000%, 12/01/22 (AMT)	No Opt. Call	Aaa	7,067,320
4,365	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	A+	4,382,198
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,335	5.000%, 6/15/22	No Opt. Call	A+	1,406,663
3,000	5.000%, 6/15/23	No Opt. Call	A+	3,213,690
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 5.000%, 12/15/24	No Opt. Call	A-	1,071,520
229

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
$ 5,000	5.000%, 6/01/21	No Opt. Call	A	$5,132,700
1,685	5.000%, 6/01/23	No Opt. Call	A	1,794,862
35,975	Total New Jersey			38,087,428
	New Mexico – 1.0%
2,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	5/25 at 100.87	AA	2,964,325
	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2017:
1,615	5.000%, 6/01/21	No Opt. Call	AA+	1,688,773
2,110	5.000%, 6/01/22	No Opt. Call	AA+	2,282,746
6,225	Total New Mexico			6,935,844
	New York – 3.9%
1,770	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013B, 2.500%, 11/01/31 (Mandatory Put 5/01/22)	No Opt. Call	AA-	1,770,159
14,030	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2016A Groups A,B&C, 5.000%, 3/15/22	No Opt. Call	AA+	15,041,703
1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory Put 5/01/20)	No Opt. Call	A-	1,765,530
3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004C, 2.625%, 4/01/34 (Mandatory Put 7/03/23)	No Opt. Call	A-	3,088,680
3,985	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/20 (AMT)	No Opt. Call	BB	3,985,000
1,210	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/23 (AMT)	No Opt. Call	AA-	1,344,564
1,225	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/20	No Opt. Call	A	1,229,900
26,985	Total New York			28,225,536
	North Carolina – 0.3%
1,745	North Carolina Central University, General Revenue Bonds, Refunding Series 2016, 5.000%, 10/01/23	No Opt. Call	A3	1,929,185
	North Dakota – 0.3%
	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A:
630	4.500%, 12/01/20	No Opt. Call	N/R	630,044
585	4.750%, 12/01/21	No Opt. Call	N/R	586,170
1,245	5.000%, 12/01/22	No Opt. Call	N/R	1,256,965
2,460	Total North Dakota			2,473,179
230

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio – 1.6%
$ 845	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017, 4.000%, 11/15/22	No Opt. Call	A	$903,432
850	Cleveland, Ohio, Airport System Revenue Bonds, Series 2019B, 5.000%, 1/01/22 (AMT)	No Opt. Call	A	900,796
685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)	No Opt. Call	N/R	256,875
1,710	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,649,842
2,310	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	2,419,933
4,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	4,415,400
360	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	411,915
500	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated Group, Refunding Series 2019A, 4.000%, 7/01/20	No Opt. Call	A	503,275
11,260	Total Ohio			11,461,468
	Oklahoma – 0.5%
1,005	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	A+	1,011,231
1,065	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2019, 5.000%, 6/01/24	No Opt. Call	A+	1,220,021
425	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/22	No Opt. Call	Baa3	456,752
1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B, 5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,005,880
3,495	Total Oklahoma			3,693,884
	Oregon – 1.2%
4,620	Oregon Business Development Commission, Economic Development Revenue Bonds, Intel Corporation Project, 250 Series 2019, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	4,929,309
3,000	Oregon Health and Science University, Revenue Bonds, Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 2/01/25)	11/24 at 100.00	AA-	3,476,130
7,620	Total Oregon			8,405,439
	Pennsylvania – 2.0%
1,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/22	No Opt. Call	A	1,072,500
800	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2018A, 5.000%, 11/15/21	No Opt. Call	AA-	846,472
300	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2020, 4.125%, 11/30/20, 144A	7/20 at 100.00	N/R	293,382
1,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 5.000%, 6/01/22	No Opt. Call	A1	1,068,090
231

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Refunding Series 2019A, 1.950%, 4/01/34 (Mandatory Put 7/15/20) (AMT)	No Opt. Call	N/R	$1,999,900
1,200	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Series 2019B-1, 1.950%, 4/01/49 (Mandatory Put 7/15/20) (AMT)	No Opt. Call	N/R	1,199,940
1,000	Pennsylvania State, General Obligation Bonds, First Series 2015, 5.000%, 3/15/22	No Opt. Call	Aa3	1,072,310
5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,263,449
400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	A	430,900
1,000	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/20	No Opt. Call	BBB-	1,007,340
13,745	Total Pennsylvania			14,254,283
	Rhode Island – 0.3%
375	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2016B, 5.000%, 9/15/20	No Opt. Call	A+	381,259
1,525	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/20	No Opt. Call	BBB+	1,530,978
1,900	Total Rhode Island			1,912,237
	South Carolina – 0.4%
2,980	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/22 (AMT)	No Opt. Call	A+	3,193,755
	South Dakota – 0.4%
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
300	2.650%, 11/01/20	No Opt. Call	BB	298,152
200	3.000%, 11/01/21	No Opt. Call	BB	197,022
585	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 3.100%, 11/01/22	No Opt. Call	BB	571,077
1,940	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33 (Mandatory Put 7/01/24)	4/24 at 100.00	AA-	2,177,087
3,025	Total South Dakota			3,243,338
	Tennessee – 0.7%
1,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/21	No Opt. Call	A+	1,026,950
4,000	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2019A, 5.000%, 2/01/50 (Mandatory Put 10/01/24)	7/24 at 100.58	Aa2	4,325,680
5,000	Total Tennessee			5,352,630
	Texas – 10.0%
1,150	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/21	No Opt. Call	BBB+	1,155,865
232

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,000	Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019, 5.000%, 11/15/23 (AMT)	No Opt. Call	A1	$5,565,550
1,000	Austin, Texas, Airport System Revenue Bonds, Series 2019B, 5.000%, 11/15/22 (AMT)	No Opt. Call	A1	1,084,830
	Brazos Higher Education Authority Inc, Texas, Student Loan Program Revenue Bonds, Senior Series 2020-1A:
400	5.000%, 4/01/23 (AMT)	No Opt. Call	AA	437,912
400	5.000%, 4/01/24 (AMT)	No Opt. Call	AA	448,896
500	5.000%, 4/01/25 (AMT)	No Opt. Call	AA	573,825
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	1,071,310
2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	2,142,620
2,030	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2018, 5.000%, 8/15/23 (AMT)	No Opt. Call	A+	2,223,520
4,550	Fort Worth Independent School District, Tarrant County, Texas, General Obligation Bonds, Refunding School Building Series 2015, 5.000%, 2/15/23	No Opt. Call	AAA	4,996,127
1,655	Galveston Independent School District, Galveston County, Texas, General Obligation Bonds, Series 2018, 5.000%, 2/01/22	No Opt. Call	Aaa	1,774,127
5,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	5,434,550
3,595	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-1, 5.000%, 7/01/49 (Mandatory Put 12/01/22)	9/22 at 100.88	A+	3,895,039
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/20	No Opt. Call	A2	1,022,740
2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,338,241
1,700	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A, 5.000%, 7/01/22 (AMT)	No Opt. Call	A1	1,811,061
4,210	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	4,591,931
5,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,161,950
5,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/21	No Opt. Call	AA	5,177,700
5,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Refunding School Building Series 2015A, 5.250%, 2/15/23	No Opt. Call	AAA	5,574,550
1,500	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017, 5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,533,045
4,480	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2011A, 5.000%, 5/15/20	No Opt. Call	A1	4,500,608
1,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2015, 5.000%, 2/15/21	No Opt. Call	AA+	1,034,090
233

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 4,400	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 1.750%, 5/01/30 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A-	$4,405,412
615	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016, 4.000%, 11/15/21	No Opt. Call	BB+	610,511
2,500	Texas State, General Obligation Bonds, Public Finance Authority, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AAA	2,548,100
1,000	Travis County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016A, 5.000%, 3/01/21	No Opt. Call	AAA	1,035,920
67,945	Total Texas			72,150,030
	Utah – 1.0%
6,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/23 (AMT)	No Opt. Call	A+	6,544,320
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies Project, Series 2018:
335	4.000%, 10/15/22	No Opt. Call	AA	354,969
350	4.000%, 10/15/23	No Opt. Call	AA	378,529
6,685	Total Utah			7,277,818
	Virginia – 0.4%
1,755	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	1,910,932
1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory Put 6/01/20)	No Opt. Call	A2	1,158,561
2,915	Total Virginia			3,069,493
	Washington – 2.3%
1,000	King County School District 406 Tukwila, Washington, General Obligation Bonds, Series 2016, 4.000%, 12/01/21	No Opt. Call	Aaa	1,048,180
	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
200	4.000%, 12/01/20	No Opt. Call	A2	203,744
225	4.000%, 12/01/21	No Opt. Call	A2	235,496
1,590	Port of Seattle, Washington, General Obligation Bonds, Refunding Series 2011, 5.250%, 12/01/21 (AMT)	6/21 at 100.00	AAA	1,663,808
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C:
1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA-	1,035,630
1,000	5.000%, 4/01/22 (AMT)	No Opt. Call	AA-	1,068,190
1,000	5.000%, 4/01/24 (AMT)	No Opt. Call	AA-	1,128,010
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019:
1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA-	1,035,630
2,000	5.000%, 4/01/24 (AMT)	No Opt. Call	AA-	2,256,020
1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,837,800
234

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 2,150	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	$2,417,159
2,550	Washington State, Federal Highway Grant Anticipation Revenue Bonds, Garvee - SR 520 Corridor Program, Series 2012F, 5.000%, 9/01/21	No Opt. Call	AA	2,688,745
15,490	Total Washington			16,618,412
	West Virginia – 0.5%
1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A-	997,320
2,710	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	2,755,311
3,710	Total West Virginia			3,752,631
	Wisconsin – 1.3%
1,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/27	6/22 at 100.00	A3	1,453,228
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Series 2018B-3, 5.000%, 8/15/54 (Mandatory Put 1/31/24)	No Opt. Call	AA	3,357,750
1,050	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Agnesian HealthCare, Inc, Series 2017, 5.000%, 7/01/21	No Opt. Call	A+	1,098,426
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019A:
75	5.000%, 12/01/23	No Opt. Call	A+	84,349
100	5.000%, 12/01/24	No Opt. Call	A+	115,552
110	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019B, 3.000%, 12/01/24	No Opt. Call	A+	116,833
1,055	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent Corporation Cedar Community, Series 2017, 5.000%, 6/01/22	No Opt. Call	N/R	1,069,612
330	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/21	No Opt. Call	BBB-	344,421
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2018A:
500	4.000%, 9/15/21	No Opt. Call	BBB-	499,990
500	4.000%, 9/15/22	No Opt. Call	BBB-	499,065
455	4.000%, 9/15/23	No Opt. Call	BBB-	452,962
8,535	Total Wisconsin			9,092,188
$ 566,040	Total Municipal Bonds (cost $594,791,168)			595,480,095

235

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Shares	Description (1)	Value
	COMMON STOCKS – 0.1%
	Electric Utilities – 0.1%
22,037	Energy Harbor Corp (6), (7)	$ 498,587
	Total Common Stocks (cost $419,122)	498,587
	Total Long-Term Investments (cost $595,210,290)	595,978,682

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 11.8%
	MUNICIPAL BONDS – 11.8%
	Arizona – 0.6%
$ 2,375	Yavapai County Industrial Development Authority, Arizona, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2002, 2.800%, 6/01/27 (AMT) (Mandatory Put 6/01/21) (8)	No Opt. Call	A-2	$2,395,615
2,000	Yavapai County Industrial Development Authority, Arizona, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2003A-2, 2.200%, 3/01/28 (AMT) (Mandatory Put 6/03/24) (8)	No Opt. Call	A-2	1,937,700
4,375	Total Arizona			4,333,315
	Colorado – 0.3%
1,750	Colorado Health Facilities Authority, Colorado, Variable Rate Demand Obligations, Revenue Bonds, Catholic Health Initiatives, Series 2008-C2, 2.325%, 10/01/39 (Mandatory Put 6/01/20) (1-Month LIBOR *68% reference rate + 1.250% spread) (8), (9)	6/20 at 100.00	BBB+	1,751,558
	Connecticut – 1.1%
8,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 2001V-1, 0.600%, 7/01/36 (Mandatory Put 5/13/20) (8)	5/20 at 100.00	A-1+	8,000,000
	Florida – 0.4%
3,100	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (8)	6/20 at 104.00	N/R	2,807,329
	Indiana – 0.5%
3,250	Indiana Development Finance Authority, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc Project, Series 2001, 2.950%, 10/01/31 (AMT) (Mandatory Put 10/01/21) (8)	No Opt. Call	A-2	3,293,387
	Louisiana – 0.3%
2,400	Louisiana Offshore Terminal Authority, Variable Rate Demand Obligations, Deepwater Port Revenue Bonds, LOOP Inc Project, Variable Rate Series 2010B-1A, 2.000%, 10/01/40 (Mandatory Put 10/01/22) (8)	No Opt. Call	BBB+	2,426,208
	Minnesota – 1.0%
6,855	Minneapolis, Minnesota, Variable Rate Demand Obligations, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A, 0.750%, 11/15/48 (Mandatory Put 5/04/20) (8)	5/20 at 100.00	A-1	6,855,000
236

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico – 1.1%
$ 8,000	New Mexico Hospital Equipment Loan Council, Variable Rate Demand Obligations, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008D, 0.750%, 8/01/34 (Mandatory Put 5/04/20) (8)	5/20 at 100.00	A-1	$ 8,000,000
	North Carolina – 2.3%
16,650	Charlotte-Mecklenburg Hospital Authority, North Carolina, Variable Rate Demand Obligations, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2007C, 0.750%, 1/15/37 (Mandatory Put 5/04/20) (8)	5/20 at 100.00	A-1	16,650,000
	Oregon – 0.1%
1,000	Gilliam County, Oregon, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Inc Project, Series 2003A, 2.400%, 7/01/38 (AMT) (Mandatory Put 5/02/22) (8)	No Opt. Call	A-2	989,950
	Texas – 2.6%
19,050	Lower Neches Valley Authority, Texas, Industrial Development Corporation Exempt Facilities Revenue Bonds, Exxon Mobil Project, Variable Rate Demand Obligations, Series 2001B, 0.700%, 12/01/39 (AMT) (Mandatory Put 5/04/20) (8)	5/20 at 100.00	A-1+	19,050,000
	Virginia – 0.6%
1,500	Charles City County Industrial Development Authority, Virginia, Variable Rate Demand Obligations, Solid Waste Disposal Facility Revenue Bonds, Waste Management, Inc, Series 2003, 2.400%, 8/01/27 (AMT) (Mandatory Put 5/02/22) (8)	No Opt. Call	A-2	1,484,925
1,250	Gloucester County Industrial Development Authority, Virginia, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Disposal Services of Virginia, Inc Project, Variable Rate Series 2003A, 2.400%, 9/01/38 (AMT) (Mandatory Put 5/02/22) (8)	No Opt. Call	A-2	1,237,438
1,470	Sussex County Industrial Development Authority, Virginia, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Atlantic Waste Disposal, Inc Project, Variable Rate Series 2003A, 2.400%, 6/01/28 (AMT) (Mandatory Put 5/02/22) (8)	No Opt. Call	A-2	1,455,226
4,220	Total Virginia			4,177,589
	Wisconsin – 0.9%
2,855	Public Finance Authority of Wisconsin, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Refunding Series 2016A-3, 2.000%, 7/01/29 (AMT) (Mandatory Put 6/01/21) (8)	No Opt. Call	A-2	2,853,658
3,600	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Obligations, Series 2018B-2, 5.000%, 8/15/54 (Mandatory Put 1/25/23) (8)	No Opt. Call	AA	3,921,264
6,455	Total Wisconsin			6,774,922
$ 85,105	Total Short-Term Investments (cost $85,505,310)			85,109,258
	Total Investments (cost $680,715,600) – 94.4%			681,087,940
	Other Assets Less Liabilities – 5.6%			40,663,090
	Net Assets – 100%			$ 721,751,030
237

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Common Stock received as part of the bankruptcy settlements for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(9)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
LIBOR	London Inter-Bank Offered Rate
238

Statement of Assets and Liabilities
March 31, 2020
	All-American	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $5,357,958,699, $8,421,797,627, $5,657,928,143 and $595,210,290, respectively)	$5,516,493,524	$8,604,829,514	$5,702,229,583	$595,978,682
Short-term investments, at value (cost $29,275,000, $156,446,766, $188,661,732 and $85,505,310, respectively)	27,381,738	153,796,080	186,832,674	85,109,258
Cash	74,030,702	32,350,358	4,757,886	5,548,159
Cash collateral at brokers for investments in futures contracts(1)	429,998	—	—	—
Receivable for:
Interest	69,191,913	94,114,031	62,073,608	7,765,221
Investments sold	37,284,665	17,524,953	44,039,363	31,956,816
Shares sold	24,855,167	27,222,519	14,925,519	1,853,639
Variation margin on futures contracts	31,641	—	—	—
Other assets	637,529	432,814	77,746	75,007
Total assets	5,750,336,877	8,930,270,269	6,014,936,379	728,286,782
Liabilities
Borrowings	—	127,000,000	43,400,000	—
Floating rate obligations	63,845,000	—	—	—
Payable for:
Dividends	3,722,338	7,515,583	3,423,529	299,193
Interest	352,660	—	—	—
Investments purchased - regular settlement	63,289,998	1,969,897	10,677,267	1,502,450
Investments purchased - when-issued/delayed-delivery settlement	—	136,219,038	55,753,508	—
Shares redeemed	14,411,533	21,457,078	18,228,888	4,253,397
Accrued expenses:
Management fees	1,920,353	2,922,088	1,727,874	227,591
Directors/Trustees fees	451,370	741,537	445,469	41,906
12b-1 distribution and service fees	657,751	198,527	334,326	47,815
Other	1,269,724	2,049,285	1,484,145	163,400
Total liabilities	149,920,727	300,073,033	135,475,006	6,535,752
Net assets	$5,600,416,150	$8,630,197,236	$5,879,461,373	$721,751,030

See accompanying notes to financial statements.
239

Statement of Assets and Liabilities (continued)
	All-American	Intermediate Duration	Limited Term	Short Term
Class A Shares
Net assets	$2,255,357,530	$ 768,267,095	$1,236,659,105	$259,147,593
Shares outstanding	196,344,496	82,946,544	112,250,155	25,844,874
Net asset value ("NAV") per share	$ 11.49	$ 9.26	$ 11.02	$ 10.03
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$ 11.99	$ 9.55	$ 11.30	$ 10.29
Class C Shares
Net assets	$ 244,369,195	$ 59,004,205	$ 88,647,597	$ 17,780,790
Shares outstanding	21,278,673	6,370,903	8,076,361	1,778,042
NAV and offering price per share	$ 11.48	$ 9.26	$ 10.98	$ 10.00
Class C2 Shares
Net assets	$ 94,704,727	$ 27,375,935	$ 106,384,645	$ 4,135,394
Shares outstanding	8,240,382	2,953,405	9,675,716	412,739
NAV and offering price per share	$ 11.49	$ 9.27	$ 11.00	$ 10.02
Class R6 Shares
Net assets	$ 41,526,431	$ —	$ —	$ —
Shares outstanding	3,596,760	—	—	—
NAV and offering price per share	$ 11.55	$ —	$ —	$ —
Class I Shares
Net assets	$2,964,458,267	$7,775,550,001	$4,447,770,026	$440,687,253
Shares outstanding	256,963,669	836,981,153	405,185,342	43,899,872
NAV and offering price per share	$ 11.54	$ 9.29	$ 10.98	$ 10.04
Fund level net assets consist of:
Capital paid-in	$5,546,865,563	$8,459,795,696	$5,851,636,169	$720,577,322
Total distributable earnings	53,550,587	170,401,540	27,825,204	1,173,708
Fund level net assets	$5,600,416,150	$8,630,197,236	$5,879,461,373	$721,751,030
Authorized shares - per class	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$ 0.01	$ 0.001	$ 0.01	$ 0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.
240

Statement of Operations
Year Ended March 31, 2020
	All-American	Intermediate Duration	Limited Term	Short Term
Investment Income	$192,098,719	$255,718,796	$145,670,547	$13,614,336
Expenses
Management fees	20,149,862	31,680,572	19,305,973	2,464,668
12b-1 service fees - Class A Shares	3,935,133	1,395,318	2,239,286	316,410
12b-1 distribution and service fees - Class C Shares	2,240,529	549,171	835,456	74,713
12b-1 distibution and service fees - Class C2 Shares	915,124	272,897	832,081	24,703
Shareholder servicing agent fees	1,931,226	3,234,565	2,396,153	223,327
Interest expense	1,461,639	197,119	255,573	3,565
Custodian fees	491,475	789,578	566,040	49,108
Professional fees	194,021	292,004	207,625	32,934
Trustees fees	121,579	200,772	135,935	14,417
Shareholder reporting expenses	252,882	389,243	271,083	38,045
Federal and state registration fees	577,595	516,745	339,135	99,128
Other	53,713	72,606	60,745	10,827
Total expenses	32,324,778	39,590,590	27,445,085	3,351,845
Net investment income (loss)	159,773,941	216,128,206	118,225,462	10,262,491
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(17,874,162)	(686,560)	(10,433,665)	145,650
Futures contracts	(2,339,196)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(76,490,849)	(70,381,711)	(40,751,233)	(3,977,366)
Futures contracts	(907,084)	—	—	—
Net realized and unrealized gain (loss)	(97,611,291)	(71,068,271)	(51,184,898)	(3,831,716)
Net increase (decrease) in net assets from operations	$ 62,162,650	$145,059,935	$ 67,040,564	$ 6,430,775
See accompanying notes to financial statements.
241

Statement of Changes in Net Assets
	All-American		Intermediate Duration
	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19
Operations
Net investment income (loss)	$ 159,773,941	$ 141,349,165	$ 216,128,206	$ 180,880,545
Net realized gain (loss) from:
Investments	(17,874,162)	(19,913,373)	(686,560)	(2,783,240)
Futures contracts	(2,339,196)	(628,556)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(76,490,849)	73,406,492	(70,381,711)	148,914,560
Futures contracts	(907,084)	(445,938)	—	—
Net increase (decrease) in net assets from operations	62,162,650	193,767,790	145,059,935	327,011,865
Distributions to Shareholders
Dividends:
Class A Shares	(65,545,230)	(50,446,500)	(17,992,649)	(15,325,260)
Class C Shares	(5,700,740)	(5,261,379)	(982,703)	(904,219)
Class C2 Shares	(3,409,194)	(5,152,395)	(751,531)	(1,176,490)
Class R6 Shares	(945,871)	(253,090)	—	—
Class I Shares	(95,386,808)	(77,130,331)	(205,452,051)	(157,314,478)
Decrease in net assets from distributions to shareholders	(170,987,843)	(138,243,695)	(225,178,934)	(174,720,447)
Fund Share Transactions
Proceeds from sale of shares	2,640,135,458	1,336,662,890	3,724,771,938	2,686,032,240
Proceeds from shares issued to shareholders due to reinvestment of distributions	129,017,874	102,559,302	140,287,979	110,724,041
	2,769,153,332	1,439,222,192	3,865,059,917	2,796,756,281
Cost of shares redeemed	(1,132,846,984)	(1,136,957,452)	(1,987,525,001)	(1,537,445,232)
Net increase (decrease) in net assets from Fund share transactions	1,636,306,348	302,264,740	1,877,534,916	1,259,311,049
Net increase (decrease) in net assets	1,527,481,155	357,788,835	1,797,415,917	1,411,602,467
Net assets at the beginning of period	4,072,934,995	3,715,146,160	6,832,781,319	5,421,178,852
Net assets at the end of period	$ 5,600,416,150	$ 4,072,934,995	$ 8,630,197,236	$ 6,832,781,319

See accompanying notes to financial statements.
242

Statement of Changes in Net Assets (continued)
	Limited Term		Short Term
	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19
Operations
Net investment income (loss)	$ 118,225,462	$ 105,528,014	$ 10,262,491	$ 9,110,450
Net realized gain (loss) from:
Investments	(10,433,665)	(5,286,979)	145,650	(621,363)
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(40,751,233)	114,801,312	(3,977,366)	6,538,588
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	67,040,564	215,042,347	6,430,775	15,027,675
Distributions to Shareholders
Dividends:
Class A Shares	(21,992,347)	(18,889,874)	(2,449,476)	(2,046,710)
Class C Shares	(973,185)	(941,916)	(56,925)	(38,677)
Class C2 Shares	(2,400,537)	(3,531,968)	(53,041)	(66,263)
Class R6 Shares	—	—	—	—
Class I Shares	(92,830,538)	(73,007,938)	(7,556,394)	(6,151,997)
Decrease in net assets from distributions to shareholders	(118,196,607)	(96,371,696)	(10,115,836)	(8,303,647)
Fund Share Transactions
Proceeds from sale of shares	2,390,214,258	2,340,031,019	392,472,117	307,629,211
Proceeds from shares issued to shareholders due to reinvestment of distributions	79,784,212	67,418,763	6,713,244	4,898,889
	2,469,998,470	2,407,449,782	399,185,361	312,528,100
Cost of shares redeemed	(1,845,698,380)	(1,829,618,621)	(276,554,316)	(303,905,079)
Net increase (decrease) in net assets from Fund share transactions	624,300,090	577,831,161	122,631,045	8,623,021
Net increase (decrease) in net assets	573,144,047	696,501,812	118,945,984	15,347,049
Net assets at the beginning of period	5,306,317,326	4,609,815,514	602,805,046	587,457,997
Net assets at the end of period	$ 5,879,461,373	$ 5,306,317,326	$ 721,751,030	$ 602,805,046
See accompanying notes to financial statements.
243

Financial Highlights
All-American
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
March 31, 2020	$11.60	$0.36	$(0.07)	$ 0.29	$(0.40)	$ —	$(0.40)	$11.49
March 31, 2019	11.44	0.42	0.15	0.57	(0.41)	—	(0.41)	11.60
March 31, 2018	11.34	0.43	0.10	0.53	(0.43)	—	(0.43)	11.44
March 31, 2017(e)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34
April 30, 2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80
April 30, 2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
Class C (2/14)
March 31, 2020	11.60	0.27	(0.09)	0.18	(0.30)	—	(0.30)	11.48
March 31, 2019	11.44	0.33	0.15	0.48	(0.32)	—	(0.32)	11.60
March 31, 2018	11.35	0.33	0.10	0.43	(0.34)	—	(0.34)	11.44
March 31, 2017(e)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35
April 30, 2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
April 30, 2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
Class C2 (6/93)
March 31, 2020	11.61	0.30	(0.09)	0.21	(0.33)	—	(0.33)	11.49
March 31, 2019	11.44	0.36	0.15	0.51	(0.34)	—	(0.34)	11.61
March 31, 2018	11.35	0.36	0.09	0.45	(0.36)	—	(0.36)	11.44
March 31, 2017(e)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35
April 30, 2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
April 30, 2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
Class R6 (6/16)
March 31, 2020	11.66	0.38	(0.06)	0.32	(0.43)	—	(0.43)	11.55
March 31, 2019	11.49	0.45	0.15	0.60	(0.43)	—	(0.43)	11.66
March 31, 2018	11.39	0.46	0.09	0.55	(0.45)	—	(0.45)	11.49
March 31, 2017(f)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39
Class I (2/97)
March 31, 2020	11.65	0.38	(0.07)	0.31	(0.42)	—	(0.42)	11.54
March 31, 2019	11.49	0.44	0.15	0.59	(0.43)	—	(0.43)	11.65
March 31, 2018	11.39	0.45	0.10	0.55	(0.45)	—	(0.45)	11.49
March 31, 2017(e)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39
April 30, 2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
April 30, 2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62
244

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.41%	$2,255,358	0.70%	0.67%	3.10%	14%
5.11	1,554,833	0.73	0.69	3.68	29
4.66	1,325,011	0.72	0.69	3.69	14
(0.66)	1,136,311	0.73*	0.70*	3.66*	24
5.85	1,170,705	0.70	0.70	3.68	13
7.38	989,477	0.71	0.71	4.01	18

1.52	244,369	1.50	1.47	2.31	14
4.29	195,053	1.53	1.49	2.88	29
3.76	186,999	1.52	1.49	2.89	14
(1.38)	163,496	1.52*	1.49*	2.87*	24
5.04	116,024	1.50	1.50	2.86	13
6.54	48,472	1.51	1.51	3.09	18

1.76	94,705	1.25	1.22	2.60	14
4.60	142,450	1.28	1.24	3.12	29
3.98	217,048	1.27	1.24	3.15	14
(1.07)	264,617	1.28*	1.25*	3.11*	24
5.22	308,100	1.25	1.25	3.13	13
6.82	328,649	1.26	1.26	3.47	18

2.65	41,526	0.47	0.44	3.29	14
5.40	12,469	0.49	0.45	3.90	29
4.86	6,725	0.48	0.45	3.94	14
(3.04)	6,674	0.49*	0.46*	3.95*	24

2.60	2,964,458	0.50	0.47	3.31	14
5.31	2,168,129	0.53	0.49	3.88	29
4.86	1,979,364	0.52	0.49	3.89	14
(0.47)	1,654,217	0.53*	0.50*	3.86*	24
6.05	1,417,738	0.50	0.50	3.88	13
7.57	1,134,001	0.51	0.51	4.21	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
(f)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
245

Financial Highlights (continued)
Intermediate Duration
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
March 31, 2020	$9.29	$0.23	$(0.02)	$ 0.21	$(0.24)	$ —	$(0.24)	$9.26
March 31, 2019	9.07	0.26	0.21	0.47	(0.25)	—	(0.25)	9.29
March 31, 2018	9.03	0.27	0.02	0.29	(0.25)	—	(0.25)	9.07
March 31, 2017(f)	9.40	0.23	(0.36)	(0.13)	(0.23)	(0.01)	(0.24)	9.03
April 30, 2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40
April 30, 2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
Class C (2/14)
March 31, 2020	9.29	0.16	(0.02)	0.14	(0.17)	—	(0.17)	9.26
March 31, 2019	9.08	0.19	0.20	0.39	(0.18)	—	(0.18)	9.29
March 31, 2018	9.03	0.19	0.04	0.23	(0.18)	—	(0.18)	9.08
March 31, 2017(f)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03
April 30, 2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
April 30, 2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
Class C2 (6/95)
March 31, 2020	9.29	0.18	(0.01)	0.17	(0.19)	—	(0.19)	9.27
March 31, 2019	9.09	0.21	0.19	0.40	(0.20)	—	(0.20)	9.29
March 31, 2018	9.04	0.22	0.04	0.26	(0.21)	—	(0.21)	9.09
March 31, 2017(f)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04
April 30, 2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
April 30, 2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
Class I (11/76)
March 31, 2020	9.31	0.25	(0.01)	0.24	(0.26)	—	(0.26)	9.29
March 31, 2019	9.10	0.28	0.20	0.48	(0.27)	—	(0.27)	9.31
March 31, 2018	9.05	0.29	0.03	0.32	(0.27)	—	(0.27)	9.10
March 31, 2017(f)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05
April 30, 2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
April 30, 2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25
246

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

2.28%	$ 768,267	0.65%	0.65%	2.45%	22%
5.29	603,262	0.67	0.67	2.86	15
3.25	525,754	0.68	0.68	2.90	18
(1.40)	505,589	0.69*	0.69*	2.70*	24
4.83	1,076,822	0.68	0.68	2.77	18
3.95	773,091	0.70	0.70	2.86	19

1.48	59,004	1.45	1.45	1.65	22
4.35	48,182	1.47	1.47	2.06	15
2.56	46,897	1.48	1.48	2.11	18
(2.10)	45,483	1.49*	1.49*	1.91*	24
3.91	35,070	1.48	1.48	1.99	18
3.14	17,706	1.50	1.50	2.03	19

1.85	27,376	1.20	1.20	1.92	22
4.51	43,300	1.22	1.22	2.31	15
2.82	66,052	1.23	1.23	2.36	18
(1.86)	85,193	1.24*	1.24*	2.16*	24
4.17	101,168	1.24	1.24	2.28	18
3.40	112,700	1.25	1.25	2.32	19

2.58	7,775,550	0.45	0.45	2.65	22
5.37	6,138,037	0.47	0.47	3.06	15
3.56	4,782,475	0.48	0.48	3.11	18
(1.22)	4,485,912	0.49*	0.49*	2.91*	24
4.91	3,979,824	0.49	0.49	3.02	18
4.14	3,574,561	0.50	0.50	3.07	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
247

Financial Highlights (continued)
Limited Term
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
March 31, 2020	$11.08	$0.22	$(0.06)	$ 0.16	$(0.22)	$ —	$(0.22)	$11.02
March 31, 2019	10.83	0.23	0.23	0.46	(0.21)	—	(0.21)	11.08
March 31, 2018	10.88	0.21	(0.06)	0.15	(0.20)	—	(0.20)	10.83
March 31, 2017(f)	11.17	0.17	(0.28)	(0.11)	(0.18)	—	(0.18)	10.88
April 30, 2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17
April 30, 2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
Class C (2/14)
March 31, 2020	11.04	0.13	(0.06)	0.07	(0.13)	—	(0.13)	10.98
March 31, 2019	10.78	0.14	0.24	0.38	(0.12)	—	(0.12)	11.04
March 31, 2018	10.83	0.12	(0.06)	0.06	(0.11)	—	(0.11)	10.78
March 31, 2017(f)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.83
April 30, 2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12
April 30, 2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
Class C2 (12/95)
March 31, 2020	11.06	0.18	(0.06)	0.12	(0.18)	—	(0.18)	11.00
March 31, 2019	10.80	0.19	0.24	0.43	(0.17)	—	(0.17)	11.06
March 31, 2018	10.85	0.17	(0.06)	0.11	(0.16)	—	(0.16)	10.80
March 31, 2017(f)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.14)	10.85
April 30, 2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13
April 30, 2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
Class I (2/97)
March 31, 2020	11.04	0.24	(0.06)	0.18	(0.24)	—	(0.24)	10.98
March 31, 2019	10.79	0.25	0.23	0.48	(0.23)	—	(0.23)	11.04
March 31, 2018	10.83	0.23	(0.05)	0.18	(0.22)	—	(0.22)	10.79
March 31, 2017(f)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)	10.83
April 30, 2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12
April 30, 2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05
248

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.43%	$1,236,659	0.62%	0.61%	1.97%	0.62%	0.61%	1.97%	22%
4.27	1,015,540	0.63	0.63	2.07	0.63	0.63	2.07	27
1.36	998,226	0.62	0.62	1.92	0.62	0.62	1.92	21
(0.99)	1,094,434	0.63*	0.63*	1.72*	0.63*	0.63*	1.72*	26
2.50	1,208,642	0.63	0.63	1.84	0.63	0.63	1.84	20
1.72	1,168,646	0.64	0.64	1.89	0.64	0.64	1.89	20

0.62	88,648	1.42	1.41	1.17	1.42	1.41	1.17	22
3.52	83,991	1.43	1.43	1.27	1.43	1.43	1.27	27
0.53	93,327	1.42	1.42	1.12	1.42	1.42	1.12	21
(1.74)	112,035	1.43*	1.43*	0.92*	1.43*	1.43*	0.92*	26
1.71	90,330	1.43	1.43	1.04	1.36	1.36	1.11	20
1.18	51,973	1.43	1.43	1.07	1.18	1.18	1.32	20

1.05	106,385	0.97	0.96	1.62	0.97	0.96	1.62	22
3.97	192,174	0.98	0.98	1.71	0.98	0.98	1.71	27
0.97	292,436	0.97	0.97	1.57	0.97	0.97	1.57	21
(1.25)	383,282	0.98*	0.98*	1.37*	0.98*	0.98*	1.37*	26
2.12	461,558	0.98	0.98	1.50	0.98	0.98	1.50	20
1.34	528,287	0.99	0.99	1.54	0.99	0.99	1.54	20

1.63	4,447,770	0.42	0.41	2.17	0.42	0.41	2.17	22
4.46	4,014,613	0.43	0.43	2.27	0.43	0.43	2.27	27
1.62	3,225,826	0.42	0.42	2.12	0.42	0.42	2.12	21
(0.85)	3,012,577	0.43*	0.43*	1.92*	0.43*	0.43*	1.92*	26
2.68	2,744,568	0.43	0.43	2.04	0.43	0.43	2.04	20
1.99	2,221,891	0.44	0.44	2.09	0.44	0.44	2.09	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2015 and April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.
249

Financial Highlights (continued)
Short Term
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
March 31, 2020	$10.09	$0.16	$(0.06)	$ 0.10	$(0.16)	$ —	$(0.16)	$10.03
March 31, 2019	9.98	0.14	0.10	0.24	(0.13)	—	(0.13)	10.09
March 31, 2018	10.04	0.11	(0.07)	0.04	(0.10)	—	(0.10)	9.98
March 31, 2017(e)	10.12	0.09	(0.08)	0.01	(0.09)	—	(0.09)	10.04
April 30, 2016	10.11	0.10	—**	0.10	(0.09)	—	(0.09)	10.12
April 30, 2015	10.15	0.10	(0.04)	0.06	(0.10)	—	(0.10)	10.11
Class C (2/14)
March 31, 2020	10.06	0.08	(0.06)	0.02	(0.08)	—	(0.08)	10.00
March 31, 2019	9.96	0.06	0.09	0.15	(0.05)	—	(0.05)	10.06
March 31, 2018	10.02	0.03	(0.07)	(0.04)	(0.02)	—	(0.02)	9.96
March 31, 2017(e)	10.11	0.02	(0.09)	(0.07)	(0.02)	—	(0.02)	10.02
April 30, 2016	10.10	0.03	0.01	0.04	(0.03)	—	(0.03)	10.11
April 30, 2015	10.14	0.06	(0.04)	0.02	(0.06)	—	(0.06)	10.10
Class C2 (8/11)
March 31, 2020	10.08	0.12	(0.06)	0.06	(0.12)	—	(0.12)	10.02
March 31, 2019	9.97	0.11	0.09	0.20	(0.09)	—	(0.09)	10.08
March 31, 2018	10.03	0.07	(0.06)	0.01	(0.07)	—	(0.07)	9.97
March 31, 2017(e)	10.11	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)	10.03
April 30, 2016	10.10	0.06	0.01	0.07	(0.06)	—	(0.06)	10.11
April 30, 2015	10.14	0.06	(0.04)	0.02	(0.06)	—	(0.06)	10.10
Class I (10/02)
March 31, 2020	10.10	0.18	(0.06)	0.12	(0.18)	—	(0.18)	10.04
March 31, 2019	9.99	0.16	0.10	0.26	(0.15)	—	(0.15)	10.10
March 31, 2018	10.04	0.13	(0.06)	0.07	(0.12)	—	(0.12)	9.99
March 31, 2017(e)	10.13	0.11	(0.10)	0.01	(0.10)	—	(0.10)	10.04
April 30, 2016	10.11	0.12	0.01	0.13	(0.11)	—	(0.11)	10.13
April 30, 2015	10.15	0.12	(0.04)	0.08	(0.12)	—	(0.12)	10.11
250

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.96%	$259,148	0.69%	1.57%	0.69%	1.57%	37%
2.42	156,526	0.72	1.44	0.72	1.44	45
0.41	168,828	0.72	1.09	0.72	1.09	28
0.08	187,573	0.71*	0.97*	0.71*	0.97*	44
1.01	174,484	0.71	0.97	0.71	0.97	24
0.57	184,317	0.71	0.97	0.71	0.97	36

0.16	17,781	1.49	0.77	1.49	0.77	37
1.53	6,879	1.52	0.64	1.52	0.64	45
(0.37)	8,193	1.52	0.29	1.52	0.29	28
(0.73)	10,069	1.51*	0.17*	1.51*	0.17*	44
0.41	6,971	1.51	0.17	1.38	0.30	24
0.22	4,615	1.50	0.16	1.05	0.61	36

0.60	4,135	1.04	1.21	1.04	1.21	37
2.05	6,147	1.06	1.07	1.06	1.07	45
0.05	9,384	1.07	0.74	1.07	0.74	28
(0.25)	12,097	1.06*	0.62*	1.06*	0.62*	44
0.65	13,325	1.06	0.62	1.06	0.62	24
0.22	16,524	1.06	0.63	1.06	0.63	36

1.16	440,687	0.49	1.77	0.49	1.77	37
2.62	433,253	0.52	1.64	0.52	1.64	45
0.69	401,052	0.51	1.29	0.51	1.29	28
0.14	430,038	0.51*	1.17*	0.51*	1.17*	44
1.29	454,620	0.51	1.16	0.51	1.16	24
0.75	515,315	0.50	1.17	0.50	1.17	36

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2015 and April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
251

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, (the "1940 Act"), as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is March 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months (twelve months for shares of Short Term) of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an up-front sale charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds' financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
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Compensation
Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the each Trust from the Adviser or its affiliates. The Funds' Board of Directors/Trustees (the "Board") has adopted a deferred compensation plan for independent directors that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment Income, is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund's financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund's financial statements.
253

Notes to Financial Statements (continued)
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
254

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
All-American	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$5,491,621,761	$8,683,606**	$5,500,305,367
Common Stocks	—	16,188,142***	—	16,188,142
Corporate Bonds	—	—	15**	15
Short-Term Investments*:
Municipal Bonds	—	27,381,738	—	27,381,738
Investments in Derivatives:
Futures Contracts****	(1,353,022)	—	—	(1,353,022)
Total	$(1,353,022)	$5,535,191,641	$8,683,621	$5,542,522,240

Intermediate Duration	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$8,544,382,979	$452,117**	$8,544,835,096
Common Stocks	—	59,994,418***	—	59,994,418
Short-Term Investments*:
Municipal Bonds	—	153,796,080	—	153,796,080
Total	$ —	$8,758,173,477	$452,117	$8,758,625,594

Limited Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$5,638,905,624	$ —	$5,638,905,624
Common Stocks	—	63,323,959***	—	63,323,959
Short-Term Investments*:
Municipal Bonds	—	186,832,674	—	186,832,674
Total	$ —	$5,889,062,257	$ —	$5,889,062,257

Short Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$595,480,095	$ —	$595,480,095
Common Stocks	—	498,587***	—	498,587
Short-Term Investments*:
Municipal Bonds	—	85,109,258	—	85,109,258
Total	$ —	$681,087,940	$ —	$681,087,940

*	Refer to the Fund's Portfolio of Investments for state and/or industry classifications, where applicable.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s down-
255

Notes to Financial Statements (continued)
side investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$63,845,000	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	8,370,000	12,490,000	—	—
Total	$72,215,000	$12,490,000	$ —	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$64,082,582	$ —	$ —	$ —
Average annual interest rate and fees	2.09%	—%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
256

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$63,845,000	$ —	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	8,370,000	12,490,000	—	—
Total	$72,215,000	$12,490,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Purchases	$2,260,154,992	$3,866,396,972	$1,838,706,903	$250,955,158
Sales and maturities	707,054,700	1,797,710,512	1,206,434,189	216,911,382
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-
257

Notes to Financial Statements (continued)
market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, All-American managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
All-American
Average notional amount of futures contracts outstanding*	$31,368,493

*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
All American
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(1,353,022)	—	$ —
*      Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund's portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
All American	Interest rate	Futures contracts	$(2,339,196)	$(907,084)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
258

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 3/31/20		Year Ended 3/31/19
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	93,051,950	$ 1,103,470,230	44,885,366	$ 510,454,387
Class A – automatic conversion of Class C Shares	7,739	91,680	—	—
Class A – automatic conversion of Class C2 Shares	32,396	390,340	369,166	4,226,950
Class C	7,030,334	83,408,450	4,082,141	46,333,449
Class C2	123,826	1,475,137	274,332	3,111,090
Class R6	3,397,004	40,545,354	610,541	6,998,807
Class I	118,371,609	1,410,754,267	67,092,270	765,538,207
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,757,837	56,618,097	3,766,619	42,860,757
Class C	397,214	4,723,135	387,058	4,403,986
Class C2	215,060	2,556,794	351,352	4,000,384
Class R6	77,813	931,330	21,075	241,184
Class I	5,371,588	64,188,518	4,468,238	51,052,991
	232,834,370	2,769,153,332	126,308,158	1,439,222,192
Shares redeemed:
Class A	(35,539,224)	(415,210,763)	(30,801,045)	(349,410,608)
Class C	(2,957,217)	(34,872,286)	(3,998,324)	(45,381,644)
Class C – automatic conversion to Class A Shares	(7,743)	(91,680)	—	—
Class C2	(4,340,296)	(51,788,782)	(6,949,555)	(79,294,817)
Class C2 – automatic conversion to Class A Shares	(32,394)	(390,340)	(368,844)	(4,226,950)
Class R6	(947,501)	(11,256,058)	(147,294)	(1,682,675)
Class I	(52,892,750)	(619,237,075)	(57,735,354)	(656,960,758)
	(96,717,125)	(1,132,846,984)	(100,000,416)	(1,136,957,452)
Net increase (decrease)	136,117,245	$ 1,636,306,348	26,307,742	$ 302,264,740

	Year Ended 3/31/20		Year Ended 3/31/19
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	31,399,817	$ 296,537,133	20,354,573	$ 185,136,034
Class A – automatic conversion of Class C2 Shares	1,704	15,817	122,797	1,121,138
Class C	2,139,638	20,197,769	1,484,544	13,509,150
Class C2	39,071	368,981	93,556	849,989
Class I	360,105,751	3,407,652,238	272,722,979	2,485,415,929
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,671,740	15,823,186	1,449,600	13,210,677
Class C	88,218	834,720	85,424	778,462
Class C2	59,608	564,063	98,697	899,888
Class I	12,963,096	123,066,010	10,487,256	95,835,014
	408,468,643	3,865,059,917	306,899,426	2,796,756,281
Shares redeemed:
Class A	(15,092,634)	(141,533,389)	(14,898,708)	(135,493,790)
Class C	(1,045,275)	(9,817,320)	(1,548,756)	(14,072,502)
Class C2	(1,802,224)	(17,071,895)	(2,681,340)	(24,445,304)
Class C2 – automatic conversion to Class A Shares	(1,702)	(15,817)	(122,663)	(1,121,138)
Class I	(195,227,236)	(1,819,086,580)	(149,655,811)	(1,362,312,498)
	(213,169,071)	(1,987,525,001)	(168,907,278)	(1,537,445,232)
Net increase (decrease)	195,299,572	$ 1,877,534,916	137,992,148	$ 1,259,311,049

259

Notes to Financial Statements (continued)
	Year Ended 3/31/20		Year Ended 3/31/19
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	45,297,320	$ 507,256,277	29,184,682	$ 318,224,542
Class A – automatic conversion of Class C2 Shares	31,931	358,076	196,511	2,140,101
Class C	2,033,862	22,558,019	2,039,063	22,105,146
Class C2	100,240	1,117,155	136,046	1,478,708
Class I	166,826,663	1,858,924,731	183,860,174	1,996,082,522
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,680,938	18,848,405	1,478,557	16,130,854
Class C	73,944	825,893	73,469	798,511
Class C2	162,282	1,814,892	255,740	2,781,883
Class I	5,216,897	58,295,022	4,388,095	47,707,515
	221,424,077	2,469,998,470	221,612,337	2,407,449,782
Shares redeemed:
Class A	(26,398,220)	(293,316,371)	(31,421,757)	(342,314,498)
Class C	(1,638,477)	(18,203,283)	(3,159,190)	(34,322,053)
Class C2	(7,935,268)	(88,839,237)	(9,894,171)	(107,597,791)
Class C2 – automatic conversion to Class A Shares	(32,002)	(358,076)	(197,052)	(2,140,101)
Class I	(130,418,677)	(1,444,981,413)	(123,784,656)	(1,343,244,178)
	(166,422,644)	(1,845,698,380)	(168,456,826)	(1,829,618,621)
Net increase (decrease)	55,001,433	$ 624,300,090	53,155,511	$ 577,831,161

	Year Ended 3/31/20		Year Ended 3/31/19
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,066,830	$ 201,819,219	8,664,657	$ 86,445,049
Class A – automatic conversion of Class C Shares	3,236	32,658	—	—
Class A – automatic conversion of Class C2 Shares	36,952	376,037	6,129	61,289
Class C	1,756,551	17,589,911	462,792	4,602,316
Class C2	79,278	795,909	27,088	269,876
Class I	16,959,155	171,858,383	21,616,358	216,250,681
Shares issued to shareholders due to reinvestment of distributions:
Class A	216,511	2,197,913	172,029	1,720,393
Class C	5,004	50,642	3,380	33,726
Class C2	5,121	51,943	6,475	64,673
Class I	434,057	4,412,746	307,594	3,080,097
	39,562,695	399,185,361	31,266,502	312,528,100
Shares redeemed:
Class A	(9,998,642)	(100,766,690)	(10,239,513)	(102,425,941)
Class C	(664,054)	(6,642,755)	(605,187)	(6,037,377)
Class C – automatic conversion to Class A Shares	(3,246)	(32,658)	—	—
Class C2	(244,643)	(2,480,121)	(358,632)	(3,581,329)
Class C2 – automatic conversion to Class A Shares	(36,988)	(376,037)	(6,135)	(61,289)
Class I	(16,404,982)	(166,256,055)	(19,157,751)	(191,799,143)
	(27,352,555)	(276,554,316)	(30,367,218)	(303,905,079)
Net increase (decrease)	12,210,140	$ 122,631,045	899,284	$ 8,623,021
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
260

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of March 31, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	All-American	Intermediate Duration	Limited Term	Short Term
Tax cost of investments	$5,319,860,244	$8,574,750,908	$5,845,943,495	$680,577,283
Gross unrealized:
Appreciation	$ 242,595,811	$ 286,981,405	$ 103,626,095	$ 4,287,446
Depreciation	(83,779,119)	(103,106,719)	(60,507,333)	(3,776,789)
Net unrealized appreciation (depreciation) of investments	$ 158,816,692	$ 183,874,686	$ 43,118,762	$ 510,657
Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2020, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2020, the Funds’ tax year end, were as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$6,033,841	$22,442,224	$21,342,073	$2,944,694
Undistributed net ordinary income[2]	1,049,408	2,066,465	1,598,803	1,337
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2020 through March 31, 2020, and paid on April 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended March 31, 2020 and March 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	All-American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income[3]	$170,497,058	$224,201,350	$118,049,885	$10,112,611
Distributions from net ordinary income[2]	490,785	977,584	146,722	3,225
Distributions from net long-term capital gains	—	—	—	—

2019	All-American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$137,201,532	$170,967,589	$94,254,092	$8,133,742
Distributions from net ordinary income[2]	895,949	688,743	441,733	—
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2020, as Exempt Interest Dividends.
As of March 31, 2020, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
261

Notes to Financial Statements (continued)
	All-American	Intermediate Duration	Limited Term	Short Term
Not subject to expiration:
Short-term	$79,930,381	$17,769,113	$11,029,890	$ 239,962
Long-term	16,916,838	221,616	16,468,627	1,030,981
Total	$96,847,219	$17,990,729	$27,498,517	$1,270,943
During the Funds' tax year ended March 31, 2020, the following Funds utilized capital loss carryforwards as follows:
	Intermediate Duration	Short Term
Utilized capital loss carryforwards	$3,126,313	$145,668
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	All- American	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1375	0.1375
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:
262

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
All-American	0.1620%
Intermediate Duration	0.1622%
Limited Term	0.1590%
Short Term	0.1750%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Intermediate Duration	N/A	N/A	0.75%
N/A - Not applicable.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or other accounts managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
263

Notes to Financial Statements (continued)
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	All-American	Intermediate Duration
Purchases	$30,350,938	$58,990,000
Sales	30,485,507	31,100,000
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$9,662,943	$2,148,258	$1,932,549	$364,782
Paid to financial intermediaries (Unaudited)	9,396,474	2,082,960	1,865,811	355,056
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$8,428,944	$2,037,418	$1,735,186	$323,583
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$523,052	$135,309	$108,021	$3,866
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$403,140	$144,251	$228,839	$129,096
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
264

During the current fiscal period, the following Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was a follows:
	All- American	Intermediate Duration	Limited Term
Maximum outstanding balance	$47,500,000	$180,600,000	$93,000,000
During the Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	All- American	Intermediate Duration	Limited Term
Utilization period (days outstanding)	51	11	54
Average daily balance outstanding	$13,425,490	$126,636,364	$29,724,074
Average annual interest rate	2.97%	2.03%	3.02%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
9.  Subsequent Events
Fund Mergers
During May 2020, the Board approved the merger of Nuveen Tennessee Municipal Bond Fund (the "Target Fund") into All-American (the "Acquiring Fund") (the "Reorganization"). In order for the Reorganization to occur, it must be approved by shareholders of the Target Fund.
Upon the closing of the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of its Target Fund will become shareholders of the Acquiring Fund. Each Target Fund shareholder will receive shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
265

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodians
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
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Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR)  – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
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Glossary of Terms Used in this Report (Unaudited) (continued)
Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.
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Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
269

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees or Directors, as applicable (the “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub- Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub- Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
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In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
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For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods. Although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and third quartile for the three-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that (a) the Short Term Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was in line with the peer average; (b) the Intermediate Fund and the Limited Term Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; and (c) the All-American Fund had a net management fee and a net expense ratio that were below the respective peer averages. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay
274

the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the permanent expense cap applicable to the Intermediate Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed- income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
275

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at nine. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	156
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	156
276

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	156
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	156
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	156
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	156
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	156
277

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	156
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	156

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
278

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
279

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
280

Notes
281

Notes
282

Notes
283

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-NAT-0320D1172685-INV-B-05/21

Mutual Funds
31 March 2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen High Yield Municipal Bond Fund	NHMAX	NHCCX	NHMCX	NHMFX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	NVCCX	NVHCX	—	NVHIX
Nuveen Strategic Municipal Opportunities Fund	NSAOX	NSCOX	—	—	NSIOX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand have been significantly disrupted. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. The spike in market volatility during March and the strong rally that followed in April may be indicative of the large swings in both directions that are likely to continue as markets digest new information and seek more clarity.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 22, 2020

Portfolio Managers’
Comments
Nuveen High Yield Municipal Bond Fund
Nuveen Short Duration High Yield Municipal Bond Fund
Nuveen Strategic Municipal Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. John V. Miller, CFA, has managed the Nuveen High Yield Municipal Bond Fund since 2000. John, along with Timothy T. Ryan, CFA, and Steven M. Hlavin, have managed the Nuveen Short Duration High Yield Municipal Bond Fund since its inception in 2013, while John and Tim have managed the Nuveen Strategic Municipal Opportunities Fund since its inception in 2014.
Recently, the portfolio managers reviewed economic and market conditions, key investment strategies, and the Funds’ performance for the twelve-month reporting period ended March 31, 2020.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders (as of the end of March 2020). The disruption has been swift and severe, and is expected to tip the economy into recession, a several months’ long contraction across the broad economy. For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 4.8%, according to its “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in the final month of the quarter. The Bureau of Labor Statistics said the unemployment rate rose to 4.4% in March 2020 from 3.8% in March 2019 and job gains averaged around 118,000 per month for the past twelve months, as the economy lost 701,000 jobs in March 2020. Average hourly earnings grew at an annualized rate of 3.1% in March 2020. However, the overall trend of inflation remained subdued, and registered a notably slower rate in March 2020 due to falling gasoline prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.5% over the twelve-month reporting period ended March 31, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not yet reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.2% year-over-year in February 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.9% and 3.5%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks. As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns as the reporting period was closing. Equity and commodity markets sold-off and safe-haven assets rallied as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility.
Prior to the virus outbreak, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union (EU), Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 outbreak has since upended those assumptions.
Investors also remained watchful of local political dynamics around the world. In the U.K., the Conservative Party won a large majority in the December 2019 general election and Parliament passed the Brexit Bill days later, facilitating the U.K.’s exit from the EU at the end of January 2020. In Italy, the prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. Anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019. Venezuela’s economic and political crisis deepened. Argentina surprised the market with the return of a less market-friendly administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, COVID-19 risks per-

meated the markets, sending U.S. Treasury yields to historic lows, while municipal bond rates rose (and prices fell as a result), with high yield municipal bond rates increasing sharply. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly, amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. In the final weeks of the reporting period, monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, although prices remained meaningfully off their pre-crisis levels. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting (i.e. longer rates were lower than shorter rates, the opposite of normal) from late August 2019 to late September 2019. The municipal yield curve also flattened overall as yields on longer maturities fell more than those of shorter maturities.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years.
Demand for municipal bonds was strong for most of this reporting period. Municipal bond funds took in consistently positive cash flows in calendar year 2019 and the first two months of 2020. However, fund flows turned more volatile in March 2020, as markets began to digest the COVID-19 crisis impact. Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income taxes and/or property taxes.
How did the Funds perform during the twelve-month reporting period ended March 31, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year and ten-year and/or since-inception periods ended March 31, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its benchmark and corresponding Lipper classification average.
During the reporting period, the Nuveen High Yield Municipal Bond Fund underperformed the S&P Municipal Yield Index, the Nuveen High Yield Short Duration Municipal Bond Fund underperformed the S&P Short Duration Municipal Yield Index and the Nuveen Strategic Municipal Opportunities Fund underperformed the S&P Municipal Bond Index. Each of the three Funds also lagged its respective Lipper average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?
The Nuveen High Yield Municipal Bond Fund and the Nuveen Short Duration High Yield Municipal Bond Fund’s investment objectives are to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective, when consistent with each Fund’s primary objective. The Nuveen Strategic Municipal Opportunities Fund’s investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Portfolio Managers’ Comments (continued)
Nuveen High Yield Municipal Bond Fund
The Nuveen High Yield Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Yield Index for the twelve-month reporting period ended March 31, 2020.
Investors encountered two vastly different sets of market conditions over the past twelve-month reporting period. For the first eleven months of this reporting period, the Fund performed well, both absolutely and relative to its benchmark index and peers, benefiting from a healthy economic backdrop and strong demand for municipal bonds, especially the lower rated, higher yielding securities. Conditions shifted dramatically in March 2020. Concern about the economic shutdown driven by the spread of COVID-19 crisis led to a brief but sharp decline in the municipal bond market. During this single month, the Fund dramatically trailed the index, enough to shift the Fund to a relative underperformer for the full twelve-month reporting period.
Prices of portfolio securities generally fell during March along with the general high yield municipal market. As was the case of mutual funds generally, and high yield municipal bond funds specifically, the Fund experienced rapid and sustained net outflows in the last three weeks of March 2020. This occurred at a time when bond prices were falling and it was difficult to sell below investment grade bonds in large quantities at attractive prices. The Fund sold portfolio assets as best it could to raise the cash to pay those redemptions, and also borrowed temporarily to provide an additional source of liquidity to make the redemption payments, which temporarily raised the Fund’s leverage ratio. Ultimately, the Fund adviser’s parent company bought shares of the Fund, slightly in excess of 5% of the Fund’s outstanding shares at the time. This purchase provided the Fund with additional cash to meet redemptions and sharply reduced the Fund’s borrowings. After the reporting period end, the Fund has begun to systematically redeem the parent’s shares.
Essentially all of the Fund’s relative performance shortfall reflected the portfolio’s duration (yield sensitivity) positioning, meaning that the Fund had excess sensitivity to the market’s decline in March. This factor overwhelmed the modestly positive performance impact we simultaneously saw from the Fund’s sector and credit quality positioning. Exposure to inverse floating-rate securities (inverse floaters) contributed substantially to the Fund’s duration-driven underperformance. This form of leverage is designed to provide higher levels of income and total return. Their increased duration, however, can make the portfolio more sensitive to short-term market declines. Such a situation occurred in March 2020, weighing heavily on the Fund’s performance for the reporting period. As of and after the end of the reporting period, we continued to see our inverse floater position as a source of added long-term value, in large part because of the extra income generated because the short-term rates of the associated floating rate securities were so much lower than the yields being earned on the inverse floaters’ underlying bonds, even though the inverse floater positions significantly harmed total return performance during the last month of the reporting period because they represent a leveraged investment and have the effect of increasing effective duration.
A short position in U.S. Treasury futures also modestly detracted from performance. Although these positions functioned as intended, enabling the Fund to maintain its portfolio’s target duration near the desired level while keeping it invested in longer-dated bonds we found attractive, the futures exposure limited the Fund’s performance as interest rates on U.S. Treasuries fell sharply in March 2020.
Throughout the reporting period, we maintained our consistent approach to portfolio management. For its first eleven months, as we received substantial net new shareholder purchases, we prioritized keeping the Fund invested in securities offering favorable total return potential for their credit risk. To accomplish this goal, we bought attractively yielding bonds with underlying credit quality that we assessed as stable and the potential for credit spread narrowing. With the proceeds of new shareholder inflows, bond calls and maturities, we actively bought securities in sectors we regularly participate in, such as charter school and land-secured bonds.
Partially offsetting negative results was a position in industrial development bond FirstEnergy Solutions, which was among the Fund’s top performing positions during the reporting period. Currently known as Energy Harbor, FirstEnergy Solutions successfully emerged from bankruptcy in early 2020 and its bonds were converted to equity and the stock traded higher.
One notable purchase, which we initiated early in the reporting period, consisted of bonds for Virgin Trains USA Passenger Rail Project, a privately operated South Florida rail line. These securities, which were overall laggards during the reporting period, struggled early on, as usage of the newly launched service trailed initial projections. March 2020 posed another difficult month for these securities, as Virgin Trains temporarily suspended service to combat the spread of COVID-19. Despite these bonds’ recent performance challenges, we still see Virgin Trains as a solid long-term credit. We are particularly optimistic about the company’s Orlando route, which is currently under construction and ultimately projected to provide three-quarters of the issuer’s revenues.
During March 2020, weaker market conditions turned the Fund’s net shareholder inflows to net outflows. Accordingly, we were more often selling than buying bonds. To execute these sales, we maintained a balanced approach to preserve the Fund’s long-term structure as much as possible. Our priority during this time involved selling bonds with less upside potential, due to their shorter-term call features and higher dollar prices.
A secondary theme to our recent sales involved bonds we had purchased at higher prices and thus were more likely to have experienced a steeper price decline. We sold these bonds at a loss, which we could apply against future gains, and used the proceeds to buy other, attractively valued higher yielding bonds that should help support the Fund’s dividend.
We also wanted to remain in certain credits that, despite their recent large price drops, should maintain sufficient liquidity to meet their financial obligations throughout the current economic downturn. The Fund continued to hold American Dreams bonds, which underperformed toward the end of the reporting period. This New Jersey megamall, whose first phase opened last fall, delayed its March 2020 grand opening due to COVID-19 concerns. Although investors have reasonably worried about the impact of a recession on the retail industry, we nevertheless remain confident in the long-term financial viability of the American Dreams project, believing that the issuer is backed by sufficient property-tax assessments and liquidity to manage through difficult times.
Although most of our activity in March 2020 focused on selling bonds, we were also periodically buying bonds whose prices had declined sufficiently to provide what we saw as an unusually attractive risk/reward trade-off. Airline and airport bonds saw especially large valuation declines, given the sharp global reduction in travel. Although the air-travel industry is facing undeniable challenges, we do not expect them to be permanent. Also, the supply of airports remains significantly constrained due to the financial and political challenges of building new ones, while we believe consolidation in the airline industry coupled with financial support from the federal government strengthens its long-term viability.
At various times during the reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. Using credit default swaps had a negligible impact on the Fund’s performance during this reporting period.
Impact of the Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance
One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease, unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates were to rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. As of March 31, 2020 the effective leverage was 24.82%, which is within our expected range and regularly monitored.
The Fund’s use of leverage through inverse floating rate securities had a negative impact on performance over this reporting period.
Nuveen Short Duration High Yield Municipal Bond Fund
The Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Short Duration Municipal High Yield Index for the twelve-month reporting period ended March 31, 2020.

Portfolio Managers’ Comments (continued)
During the reporting period, the performance of the Fund was negatively impacted by the COVID-19 Coronavirus. Prices of portfolio securities generally fell and, as was the case of mutual funds generally, the Fund specifically experienced net redemptions of shares, and sold portfolio assets to raise the cash to pay those redemptions. The Fund experienced rapid and sustained net outflows in the last three weeks of March 2020, and borrowed temporarily to provide a source of liquidity in addition to sales of portfolio assets to make the redemption payments, which temporarily raised the Fund’s leverage ratio. This relative underperformance was solely tied to the pronounced dislocations the short-duration high yield municipal market suffered in March 2020. Up until that point, the Fund had outpaced the benchmark in each of the prior 11 months.
During March 2020, municipal bond funds, including the Nuveen Funds, experienced significant shareholder outflows. To meet these shareholder redemptions, portfolio managers were heavy sellers of short-term high yield municipal bonds, which are generally more liquid (easily traded) than their longer-term counterparts. As a result, short-term high yield municipal credit spreads widened disproportionately, resulting in their underperformance of the broader high yield municipal bond market. (A credit spread is the difference in yields between bonds of similar maturity but different credit quality.)
Against that backdrop, the Fund’s lower credit quality profile relative to the index drove most of the Fund’s relative underperformance, as the Fund’s portfolio was more sensitive to changes in credit spreads. Specifically, our overweight in lower rated investment grade securities, below investment grade bonds and non-rated bonds hurt as these segments underperformed along with widening credit spreads. Our simultaneous underweighting in bonds rated AA and A also detracted from relative performance, since these credit tiers outperformed the index.
Security selection was another source of underperformance. Some of the Fund’s larger holdings were more liquid and, therefore, subject to more sizable losses as investors sold them. We saw weak performance from bonds backed by the American Dream megamall in New Jersey and Virgin Trains USA Passenger Rail Project, a privately operated South Florida rail line. Both of which closed their sites to combat the spread of the COVID-19. Sales-tax-backed bonds from Puerto Rico (commonly known as COFINAs) also performed poorly. (Bonds of Puerto Rico and other U.S. territories may include exemption from most federal, state and local taxes.) Holdings in Buckeye Tobacco Settlement Financing Authority bonds also trailed the index, as they proved especially susceptible to liquidity related selling.
Partially offsetting these negative results was a position in industrial development bond FirstEnergy Solutions, which was among the Fund’s top performing positions during the reporting period. Currently known as Energy Harbor, FirstEnergy Solutions successfully emerged from bankruptcy in early 2020 and its bonds were converted to equity and the stock traded higher.
Sector allocation had a negligible overall impact on the Fund’s relative performance. Detracting from our relative result was our overweight in the industrial development revenue (IDR) bond sector, which lagged the benchmark. Increased volatility in the high yield corporate bond market similarly drove volatility among IDR municipals, such as airlines, steel producers and oil producers. On the positive side, we benefited from larger exposure to charter school and hospital bonds, as the sector outpaced the benchmark. Additionally, security selection among hospitals was another positive contributor, as was our minimal exposure to the senior living segment, whose performance lagged this reporting period.
Our duration (interest rate) positioning added value. In seeking high income exempt from regular federal income taxes, the Fund invests in predominantly lower rated municipal bonds while maintaining a weighted average effective duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner through inverse floating rate securities. During the reporting period, we kept the Fund’s duration somewhat longer than the benchmark, while still remaining within our targeted range. Our longer duration was beneficial as rates declined, giving the Fund the advantage over the index. Tempering this otherwise positive result, however, was our use of an interest rate hedge throughout the reporting period. Even as this short position in U.S. Treasury futures functioned as expected, allowing us to more precisely manage our duration positioning, it weighed on relative performance as interest rates fell.
Before March 2020, strong purchase activity of Fund shares provided the Fund with substantial proceeds to make new investments. But, in a mere two-week period in March 2020, this Fund, along with the rest of the municipal bond market, experienced significant investor redemptions. To meet those redemptions, as well as to invest in new relative value opportunities, we were active bond sellers across a range of sectors and issuers, even as we were successful in maintaining the Fund’s overall diversification and long-term positioning.

We trimmed more liquid high yield positions that we could trade efficiently, while also selling certain lower yielding positions. At times, we also engaged in tax-loss swaps, which involved exchanging certain lower yielding bonds for similar higher yielding securities, often from the same issuer. With this strategy, we improved the Fund’s income and generated tax losses we can apply against future gains. We also sold positions in short-term variable-rate securities, whose solid liquidity provided the opportunity to gain comparatively desirable pricing. Together, these sales effectively increased the portfolio’s average earnings.
When the market stabilized toward the end of March 2020, our priority shifted to taking advantage of wide pricing discrepancies we were seeing across market sectors. This entailed actively adding to existing holdings among dedicated-tax bonds, IDRs, land-development debt and general obligation securities. We believed these additions helped boost the Fund’s income and offered a better overall risk/reward trade-off for our shareholders once market conditions stabilize.
At various times during the reporting period, the Fund used credit default swap contracts to take on credit risk to certain credits and earn a commensurate credit spread. Occasionally, the Fund may also use credit default swaps to purchase credit protection on certain credits, although this was not done during the reporting period. Using credit default swaps had a negligible impact on the Fund’s performance during the reporting period.
The Fund continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio.
Nuveen Strategic Municipal Opportunities Fund
The Nuveen Strategic Municipal Opportunities Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended March 31, 2020.
During the reporting period, the performance of the Fund was negatively impacted by the COVID-19 Coronavirus. Prices of portfolio securities generally fell and, as was the case of mutual funds generally, the Fund specifically experienced net redemptions of shares, and sold portfolio assets to raise the cash to pay those redemptions. The Fund experienced rapid and sustained net outflows in the last three weeks of March 2020, and borrowed temporarily to provide a source of liquidity in addition to sales of portfolio assets to make the redemption payments, which temporarily raised the Fund’s leverage ratio.
Security selection was a main driver of the Fund’s relative underperformance. To enhance its income capability, the Fund carried sizable exposure to lower tier investment grade and below investment grade bonds. While our exposure to these credit quality tiers was low relative to the Fund’s history, we nonetheless maintained a relative overweighting, which overall detracted from results. Our bias toward these higher yielding bonds added value from the beginning of the reporting period through February 2020, given that these securities generally outpaced lower yielding, higher quality securities.
However, this same focus significantly hurt the Fund in March 2020, when concerns about the spread of COVID-19 forced a shutdown of the United States, plunging the economy into recession and sending most financial markets, including the municipal bond market, into a broad based sell-off. Lower rated bonds were disproportionately hurt and materially lagged higher quality securities. Among the Fund’s lower quality holdings, airport and other transportation bonds were under particular strain. The Fund saw significant price declines in some of its larger holdings in this sector, led by bonds issued for Virgin Trains USA Passenger Rail Project, a privately operated South Florida rail line, which was forced to temporarily shut down in response to the COVID-19 crisis and California Municipal Finance Authority bonds of the LINXS public transportation project at Los Angeles International Airport.
We also saw weak results from holdings backed by economically sensitive sales taxes, including the Metropolitan Pier and Exposition Authority (Chicago) and the American Dream megamall (New Jersey), both of which closed their sites to combat the spread of the coronavirus. Sales-tax-backed bonds from Puerto Rico (commonly known as COFINAs) also performed poorly. (Bonds of Puerto Rico and other U.S. territories may include exemption from most federal, state and local taxes.) Other issuers that entered March 2020 facing persistent credit concerns produced large losses during the end of the reporting period market sell-off. Our holdings in Buckeye Tobacco Settlement Financing Authority performed poorly amid concerns about the issuer’s ability to complete a needed restructuring. Another notable laggard was the Chicago Board of Education, whose bonds struggled as the issuer faced ongoing concern about its ability to meet its pension funding obligations.

Portfolio Managers’ Comments (continued)
Reflecting broad market trends, the Fund experienced significant shareholder withdrawals in March 2020. This situation led us to sell certain holdings to raise cash to meet redemptions. In making these sales, we worked to be as efficient as possible. This entailed identifying bonds with certain desirable structures or levels of credit quality and, because they were benefiting from stronger demand from banks and other investors, were thus seeing comparatively firm prices. Notable such sales included higher coupon, high quality securities of Douglas County School District, certain bonds backed by New York City and debt issued by Syracuse University. In the difficult market environment, these sales typically took place at a loss, given that municipal bond prices were under pressure at the time.
The Fund’s duration (interest rate) positioning contributed to performance. Because the portfolio’s duration was longer than that of the benchmark, the Fund benefited more fully as interest rates declined on balance for the reporting period. Moderately tempering that positive result, however, was our use of U.S. Treasury futures contracts to hedge against potential inflation. These futures lagged as inflation remained muted. Our use of certain floating rate securities, including tender option bonds (TOBs) and variable rate demand notes (VRDNs) also modestly boosted the Fund’s relative performance, on balance.
By the end of the reporting period, market conditions had somewhat stabilized. Accordingly, we began to take advantage of emerging opportunities, evaluating beaten-down credits and pockets of opportunity, while remaining careful about how COVID-19 could affect issuers’ financial position. We used modest shareholder inflows in the reporting period’s final week to add to the Fund’s existing positions in COFINA, Buckeye Tobacco and certain transportation and hospital bonds.
Additionally, the end of the reporting period environment was favorable for executing tax-loss swaps. This entailed selling depreciated bonds with lower yields and buying similarly structured bonds offering higher yields. We implemented this approach to enhance the Fund’s income earnings capability and seek to make the Fund more tax efficient.
At various times during the reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. Using credit default swaps had a negligible impact on the Fund’s performance during the reporting period.

Risk Considerations and Dividend Information
Risk Considerations
Nuveen High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.
Nuveen Short Duration High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.
Nuveen Strategic Municipal Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The use of derivatives involves substantial financial risks and transaction costs. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. The Fund periodically engages in a significant amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations, such as alternative minimum tax, call, defaulted bond, income, municipal bond market liquidity, municipal lease obligations, other investment companies, political and economic, tax, and zero coupon bonds risks, are described in detail in the Fund’s prospectus.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Risk Considerations and Dividend Information (continued)
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen High Yield Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/07/99	(2.24)%	4.00%	6.57%	1.12%
Class A Shares at maximum Offering Price	6/07/99	(6.33)%	3.11%	6.12%	-
S&P Municipal Yield Index	-	1.10%	4.40%	6.02%	-
Lipper High Yield Municipal Debt Funds Classification Average	-	(0.51)%	3.10%	4.85%	-
Class C2 Shares	6/07/99	(2.76)%	3.43%	6.00%	1.68%
Class I Shares	6/07/99	(2.04)%	4.21%	6.79%	0.92%

	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	(3.00)%	3.18%	4.93%	1.92%

	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratios
Class R6 Shares	6/30/16	(1.99)%	2.73%	0.89%
*     Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	24.82%

Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Short Duration High Yield Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class A Shares at NAV	2/01/13	(2.10)%	2.68%	3.17%	0.82%
Class A Shares at maximum Offering Price	2/01/13	(4.55)%	2.17%	2.80%	-
S&P Short Duration Municipal Yield Index	-	1.35%	3.28%	3.48%	-
Lipper High Yield Municipal Debt Funds Classification Average	-	(0.51)%	3.10%	3.31%	-
Class C Shares	2/10/14	(2.97)%	1.86%	2.84%	1.62%
Class C2 Shares	2/01/13	(2.65)%	2.11%	2.61%	1.37%
Class I Shares	2/01/13	(1.93)%	2.88%	3.38%	0.62%
*     Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	3.20%
Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Strategic Municipal Opportunities Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/16/14	1.65%	4.22%	4.32%	0.91%	0.83%
Class A Shares at maximum Offering Price	12/16/14	(1.40)%	3.59%	3.72%	-	-
S&P Municipal Bond Index	-	3.78%	3.17%	3.19%	-	-
Lipper General & Insured Municipal Debt Funds Classification Average	-	2.49%	2.69%	2.72%	-	-
Class C Shares	12/16/14	0.86%	3.38%	3.48%	1.71%	1.63%
Class I Shares	12/16/14	1.87%	4.43%	4.52%	0.71%	0.63%
*     Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.64% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	0.54%
Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of March 31, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen High Yield Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	4.99%	4.33%	4.62%	5.50%	5.43%
SEC 30-Day Yield	3.79%	3.14%	3.40%	4.28%	4.15%
Taxable-Equivalent Yield (40.8%)[2]	6.25%	5.18%	5.60%	7.05%	6.84%
Nuveen Short Duration High Yield Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.71%	2.95%	3.19%	3.98%
SEC 30-Day Yield	3.11%	2.41%	2.65%	3.39%
Taxable-Equivalent Yield (40.8%)[2]	5.06%	3.92%	4.31%	5.52%

Nuveen Strategic Municipal Opportunities Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.51%	1.74%	2.81%
SEC 30-Day Yield - Subsidized	2.14%	1.44%	2.42%
SEC 30-Day Yield - Unsubsidized	2.13%	1.42%	2.40%
Taxable-Equivalent Yield - Subsidized (40.8%)[2]	3.53%	2.37%	3.99%
Taxable-Equivalent Yield - Unsubsidized (40.8%)[2]	3.51%	2.34%	3.96%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of March 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen High Yield Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	121.2%
Common Stocks	2.5%
Corporate Bonds	0.9%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.7%
Net Assets Plus Floating Rate Obligations and Borrowings	127.4%
Floating Rate Obligations	(25.7)%
Borrowings	(1.7)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	3.6%
AAA	0.1%
AA	16.5%
A	13.5%
BBB	8.0%
BB or Lower	20.9%
N/R (not rated)	35.5%
N/A (not applicable)	1.9%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.2%
Health Care	15.3%
Transportation	11.3%
Education and Civic Organizations	10.2%
Tax Obligation/General	8.1%
Utilities	7.0%
Industrials	6.5%
Other	15.4%
Total	100%
States and Territories (% of total municipal bonds)
California	16.2%
Florida	11.7%
Illinois	11.2%
Colorado	7.3%
New York	6.5%
Wisconsin	5.2%
Puerto Rico	4.7%
Texas	4.0%
Ohio	2.5%
Virginia	2.3%
Arizona	2.1%
New Jersey	2.1%
Georgia	1.7%
Pennsylvania	1.7%
Iowa	1.5%
Other	19.3%
Total	100%

Nuveen Short Duration High Yield Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.0%
Common Stocks	2.2%
Corporate Bonds	1.0%
Short-Term Municipal Bonds	1.1%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations and Borrowings	105.3%
Floating Rate Obligations	(2.5)%
Borrowings	(2.8)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.9%
AAA	0.3%
AA	1.8%
A	9.1%
BBB	18.6%
BB or Lower	30.2%
N/R (not rated)	37.0%
N/A (not applicable)	2.1%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	25.7%
Health Care	13.7%
Education and Civic Organizations	11.4%
Tax Obligation/General	10.7%
Utilities	10.4%
Transportation	6.4%
Industrials	6.2%
Other	15.5%
Total	100%
States and Territories (% of total municipal bonds)
Florida	13.8%
Illinois	12.0%
California	8.4%
Pennsylvania	7.1%
Texas	5.4%
Wisconsin	5.0%
New Jersey	4.9%
Puerto Rico	4.4%
Colorado	3.6%
Kentucky	3.1%
Arizona	2.9%
New York	2.9%
Iowa	2.1%
Ohio	2.0%
Alabama	1.7%
Louisiana	1.5%
Other	19.2%
Total	100%

Holding Summaries    as of March 31, 2020 (continued)
Nuveen Strategic Municipal Opportunities Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	94.0%
Common Stocks	1.1%
Corporate Bonds	0.3%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	4.3%
Net Assets Plus Floating Rate Obligations	100.5%
Floating Rate Obligations	(0.5)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.2%
AAA	2.5%
AA	39.5%
A	22.8%
BBB	10.7%
BB or Lower	7.7%
N/R (not rated)	15.5%
N/A (not applicable)	1.1%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.9%
Transportation	17.2%
Tax Obligation/General	14.8%
Health Care	9.5%
Water and Sewer	8.1%
Utilities	7.8%
Education and Civic Organizations	7.7%
Other	8.0%
Total	100%
States and Territories (% of total municipal bonds)
California	18.8%
New York	11.9%
Florida	7.6%
Texas	6.3%
Colorado	5.7%
Illinois	4.8%
Puerto Rico	4.0%
Pennsylvania	3.3%
South Carolina	3.3%
Ohio	2.7%
Alabama	2.4%
Missouri	2.3%
Georgia	2.3%
New Jersey	2.2%
Wisconsin	2.0%
Arizona	1.7%
Other	18.7%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest are related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2020.
The beginning of the period is October 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen High Yield Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 925.35	$ 921.63	$ 922.84	$ 926.68	$ 925.77
Expenses Incurred During the Period	$ 3.66	$ 7.49	$ 6.30	$ 2.55	$ 2.70
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.20	$1,017.20	$1,018.45	$1,022.35	$1,022.20
Expenses Incurred During the Period	$ 3.84	$ 7.87	$ 6.61	$ 2.68	$ 2.83
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.76%, 1.56%, 1.31%, 0.53% and 0.56% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Short Duration High Yield Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 945.36	$ 941.58	$ 942.66	$ 946.28
Expenses Incurred During the Period	$ 3.74	$ 7.62	$ 6.41	$ 2.77
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.15	$1,017.15	$1,018.40	$1,022.15
Expenses Incurred During the Period	$ 3.89	$ 7.92	$ 6.66	$ 2.88
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.57%, 1.32% and 0.57% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Strategic Municipal Opportunities Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 973.03	$ 969.10	$ 974.10
Expenses Incurred During the Period	$ 3.95	$ 7.88	$ 2.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.00	$1,017.00	$1,022.00
Expenses Incurred During the Period	$ 4.04	$ 8.07	$ 3.03
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.80%, 1.60%, and 0.60% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Municipal Trust and Shareholders of
Nuveen High Yield Municipal Bond Fund,
Nuveen Short Duration High Yield Municipal Bond Fund and
Nuveen Strategic Municipal Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen High Yield Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities Fund (three of the Funds constituting Nuveen Municipal Trust, hereafter collectively referred to as the "Funds") as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, and the statement of cash flows for Nuveen High Yield Municipal Bond Fund for the year ended March 31,2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020, the statement of cash flows for Nuveen High Yield Municipal Bond Fund for the year ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
June 1, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen High Yield Municipal Bond Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 124.6%
	MUNICIPAL BONDS – 121.2%
	Alabama – 1.6%
$ 2,918	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A (4)	5/20 at 100.00	N/R	$29
16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A (4)	9/27 at 100.00	N/R	11,200,000
3,397	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A (4)	9/27 at 100.00	N/R	2,378,353
10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)	5/20 at 100.00	B1	9,425,500
3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1994, 6.450%, 12/01/23 (AMT)	5/20 at 100.00	B1	3,642,956
10,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	N/R	10,118,900
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Methodist Home for the Aging, Refunding Series 2015-1:
1,350	5.750%, 6/01/35	6/26 at 100.00	N/R	1,388,624
2,500	5.750%, 6/01/45	6/26 at 100.00	N/R	2,529,475
	Homewood Educational Building Authority, Alabama, Educational Facilities Revenue Bonds, Samford University, Series 2019A:
2,750	4.000%, 12/01/41 (UB) (5)	12/29 at 100.00	A3	3,016,283
4,220	4.000%, 12/01/49 (UB) (5)	12/29 at 100.00	A3	4,514,640
105,200	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	B-	94,461,184
	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F:
2,400	0.000%, 10/01/46 (6)	10/23 at 105.00	BB	2,253,312
5,000	0.000%, 10/01/50 (6)	10/23 at 105.00	BB	4,677,800
	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C:
16,370	0.000%, 10/01/38 – AGM Insured (6)	10/23 at 105.00	BB+	15,785,427
5,000	0.000%, 10/01/42 – AGM Insured (6)	10/23 at 105.00	BB+	4,805,700
2,520	0.000%, 10/01/46 – AGM Insured (6)	10/23 at 105.00	BB+	2,412,925
10,000	0.000%, 10/01/50 – AGM Insured (6)	10/23 at 105.00	BB+	9,554,300
34,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.000%, 10/01/42	10/23 at 105.00	BB	40,186,344
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013E, 0.000%, 10/01/35	10/23 at 41.20	BB	374,210

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama (continued)
$ 32,835	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	$32,902,969
3,000	Phoenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Coated Board Project, Series 2012A, 4.125%, 5/15/35 (AMT)	11/22 at 100.00	BBB	3,114,150
33,605	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A	5/29 at 100.00	N/R	32,531,656
15,610	UAB Medicine Finance Authority, Alabama, Revenue Bonds, Series 2019B, 4.000%, 9/01/48 (UB) (5)	9/29 at 100.00	AA-	17,381,891
324,340	Total Alabama			308,656,628
	Arizona – 2.6%
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
1,670	5.125%, 7/01/37, 144A	7/26 at 100.00	BB	1,642,645
2,000	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	1,918,500
1,885	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/51, 144A	7/27 at 100.00	BB	1,724,002
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Franklin Phonetic Charter School Project, Refunding Series 2017:
580	5.500%, 7/01/37, 144A	7/27 at 100.00	N/R	536,720
1,390	5.750%, 7/01/47, 144A	7/27 at 100.00	N/R	1,279,064
1,505	5.875%, 7/01/52, 144A	7/27 at 100.00	N/R	1,384,179
2,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence, East Tucson & Central Tucson Projects, Series 2019A, 5.000%, 7/01/54, 144A	7/24 at 101.00	N/R	1,773,660
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A:
700	6.000%, 11/01/37, 144A	11/27 at 100.00	N/R	635,691
3,850	6.250%, 11/01/50, 144A	11/27 at 100.00	N/R	3,413,025
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A:
6,145	6.000%, 9/15/38, 144A	9/23 at 105.00	BB+	5,938,774
20,060	6.150%, 9/15/53, 144A	9/23 at 105.00	BB+	19,211,261
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2017B:
1,545	5.000%, 3/01/37, 144A	9/27 at 100.00	BB+	1,500,288
3,435	5.000%, 3/01/42, 144A	9/27 at 100.00	BB+	3,268,025
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B:
1,280	5.125%, 7/01/47, 144A	7/27 at 100.00	BB	1,251,405
565	5.250%, 7/01/51, 144A	7/27 at 100.00	BB	558,113
5,710	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence - Parker Colorado Campus Project, Series 2019A, 5.000%, 7/01/54, 144A	7/24 at 101.00	N/R	4,949,885

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A:
$ 1,500	5.000%, 7/01/37, 144A	7/22 at 101.00	N/R	$1,423,410
3,555	5.250%, 7/01/47, 144A	7/22 at 101.00	N/R	3,358,160
3,945	5.250%, 7/01/52, 144A	7/22 at 101.00	N/R	3,662,144
3,260	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater Academy of Nevada - Mountain Vista Campus Project, Series 2018A, 5.500%, 12/15/48, 144A	12/26 at 100.00	BB	3,263,325
3,150	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Horizon, Inspirada, and St Rose Campus Projects, Series 2018A, 5.750%, 7/15/48, 144A	7/26 at 100.00	BB+	3,279,276
11,260	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 6.500%, 6/01/50, 144A	6/28 at 100.00	N/R	10,954,404
18,350	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	16,843,465
1,500	Arizona Industrial Development Authority, Nevada, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/50, 144A	7/28 at 100.00	BB+	1,217,175
10,130	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A (4)	7/27 at 100.00	N/R	8,388,552
	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
655	5.000%, 7/15/29, 144A	7/24 at 100.00	N/R	723,565
650	5.000%, 7/15/33, 144A	7/24 at 100.00	N/R	713,746
750	5.000%, 7/15/38, 144A	7/24 at 100.00	N/R	816,398
1,057	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 5.375%, 7/01/39, 144A	7/24 at 100.00	N/R	1,045,045
2,071	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 5.000%, 7/01/39, 144A	7/25 at 100.00	N/R	1,753,288
3,250	Florence Town Inc, Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project - Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	Ba2	3,386,533
7,700	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Gateway Academy Project, Series 2019A, 5.750%, 1/01/50, 144A	1/30 at 100.00	N/R	6,476,547
6,040	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A	7/26 at 100.00	BB+	5,737,940
14,335	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017A, 4.000%, 1/01/41 (UB) (5)	1/28 at 100.00	AA-	15,288,278
420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	5/20 at 100.00	N/R	380,743
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B:
5,500	4.000%, 7/01/44 (AMT) (UB) (5)	7/29 at 100.00	A+	5,837,975
11,710	5.000%, 7/01/44 (AMT) (UB) (5)	7/29 at 100.00	A+	13,562,288
11,655	5.000%, 7/01/49 (AMT) (UB) (5)	7/29 at 100.00	A+	13,395,208

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 12,555	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Junior Lien Series 2017D, 4.000%, 7/01/40 (UB) (5)	7/27 at 100.00	A+	$13,626,820
5,365	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41, 144A	7/21 at 100.00	N/R	5,504,007
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2016A:
1,880	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	1,846,423
3,130	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	2,901,416
640	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	675,027
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34, 144A	7/24 at 100.00	Ba2	3,290,070
10,000	6.750%, 7/01/44, 144A	7/24 at 100.00	Ba2	10,904,500
4,650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	4,400,993
5,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	Ba2	4,720,700
530	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence - Oro Valley Project, Series 2019A, 5.000%, 7/01/54, 144A	7/22 at 101.00	N/R	470,025
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	2,445,740
4,225	7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	4,290,276
1,195	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc Projects, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	BBB-	1,262,410
	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc Project, Series 2014:
21,375	5.000%, 2/01/29	2/24 at 100.00	B+	21,802,714
18,375	5.125%, 2/01/34	2/24 at 100.00	B+	18,696,011
22,835	5.375%, 2/01/41	2/24 at 100.00	B+	23,230,045
5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A3	5,211,150
	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 2016-XF2337:
2,080	3.782%, 6/01/34, 144A (IF) (5)	6/22 at 100.00	A3	2,502,594
1,500	2.781%, 6/01/42, 144A (IF) (5)	6/22 at 100.00	A3	1,753,365
375	2.781%, 6/01/42, 144A (IF) (5)	6/22 at 100.00	A3	438,341
1,265	2.781%, 6/01/42, 144A (IF) (5)	6/22 at 100.00	A3	1,478,671
975	2.785%, 6/01/42, 144A (IF) (5)	6/22 at 100.00	A3	1,139,473
775	2.786%, 6/01/42, 144A (IF) (5)	6/22 at 100.00	A3	905,688

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 9,425	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	$8,571,472
6,395	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	5,537,942
3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc Project, Series 2010, 6.625%, 4/01/40 (4)	5/20 at 100.00	N/R	3,026,537
	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014:
1,000	7.000%, 5/01/34	5/24 at 100.00	N/R	1,060,090
1,800	7.250%, 5/01/44	5/24 at 100.00	N/R	1,901,520
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, American Leadership Academy Project, Series 2019:
1,240	5.000%, 6/15/49, 144A	6/25 at 100.00	N/R	1,090,196
1,650	5.000%, 6/15/52, 144A	6/25 at 100.00	N/R	1,443,470
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
2,870	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	2,636,152
4,865	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	4,344,445
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2013:
1,305	6.000%, 7/01/33	7/20 at 102.00	BB-	1,263,018
2,110	5.700%, 7/01/35	7/20 at 102.00	BB-	1,929,658
1,360	6.000%, 7/01/43	7/20 at 102.00	BB-	1,201,220
2,895	6.000%, 7/01/48	7/20 at 102.00	BB-	2,510,341
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A:
50	6.875%, 7/01/34	7/20 at 102.00	BB-	50,928
1,895	7.375%, 7/01/49	7/20 at 102.00	BB-	1,929,982
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
3,445	5.250%, 7/01/36	7/26 at 100.00	BB-	2,942,030
5,700	5.375%, 7/01/46	7/26 at 100.00	BB-	4,474,728
6,830	5.500%, 7/01/51	7/26 at 100.00	BB-	5,357,110
13,805	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019, 5.875%, 7/01/51, 144A	7/26 at 103.00	N/R	11,467,675
1,465	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Imagine East Mesa Charter Schools Project, Series 2019, 5.000%, 7/01/49, 144A	7/26 at 100.00	N/R	1,362,948
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	1,866,175
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,285,707
8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44	2/24 at 100.00	N/R	9,682,449

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 2,660	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	$2,665,027
11,315	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A	2/28 at 100.00	N/R	11,492,080
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020:
1,475	5.000%, 6/15/35, 144A	6/28 at 100.00	N/R	1,254,311
5,115	5.250%, 6/15/50, 144A	6/28 at 100.00	N/R	4,059,724
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019:
685	5.125%, 7/01/39	7/25 at 100.00	N/R	594,518
1,050	5.250%, 7/01/49	7/25 at 100.00	N/R	888,678
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
235	7.000%, 1/01/22	No Opt. Call	B-	232,883
4,275	7.375%, 1/01/32	1/22 at 100.00	B-	3,879,990
6,695	7.500%, 1/01/42	1/22 at 100.00	B-	5,816,214
5,770	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools, Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A	6/25 at 100.00	BB	5,605,786
14,235	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	BB-	15,077,854
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	BBB+	64,470
80	5.250%, 12/01/28	No Opt. Call	BBB+	93,861
26,530	5.500%, 12/01/37, 144A	No Opt. Call	Ba3	33,333,088
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,121,956
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,259,264
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A:
2,140	6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	2,168,312
2,665	6.125%, 10/01/47, 144A	10/27 at 100.00	N/R	2,694,475
3,085	6.125%, 10/01/52, 144A	10/27 at 100.00	N/R	3,117,269
2,000	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Tempe Care Village Inc D/B/A Friendship Village of Tempe Project, Series 2019, 5.000%, 12/01/54	12/26 at 103.00	N/R	1,671,660
4,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Series 2012, 5.125%, 3/01/42, 144A	9/22 at 100.00	BB+	4,360,789
	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2011:
2,670	7.625%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	BB+ (7)	2,822,884
1,830	7.875%, 3/01/42 (Pre-refunded 3/01/21)	3/21 at 100.00	BB+ (7)	1,940,660

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 1,270	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)	5/20 at 100.00	N/R	$ 1,071,143
499,883	Total Arizona			496,211,850
	Arkansas – 0.4%
81,945	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	73,791,472
	California – 19.6%
	Allan Hancock Joint Community College District, California, General Obligation Bonds, Election 2006 Series 2012C:
10,000	0.000%, 8/01/44 (UB) (5)	8/38 at 100.00	AA	8,157,500
15,000	0.000%, 8/01/47 (UB) (5)	8/40 at 100.00	AA	12,552,600
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
5,500	0.010%, 9/01/34 – AGM Insured	No Opt. Call	A2	3,957,030
2,325	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (7)	1,710,828
1,985	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,379,317
1,810	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.000%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	1,904,428
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
1,540	5.000%, 3/01/31	3/26 at 100.00	Ba3	1,577,484
1,940	5.250%, 3/01/36	3/26 at 100.00	Ba3	1,958,605
12,075	5.000%, 3/01/41	3/26 at 100.00	Ba3	12,275,324
15,900	5.000%, 3/01/46	3/26 at 100.00	Ba3	16,196,376
3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, School Facilities Improvement District 1, Tender Option Bond Trust 2016-XG0071, 3.596%, 8/01/47, 144A (IF) (5)	8/23 at 100.00	A+	4,627,906
	Avalon Community Improvements Agency, California, Special Assessment Bonds, Area 1 Project, Series 2019:
500	4.125%, 11/01/39	11/29 at 100.00	N/R	464,345
1,000	4.375%, 11/01/49	11/29 at 100.00	N/R	913,320
	Bakersfield City School District, Kern County, California, General Obligation Bonds, Election 2016 Series 2017A:
4,890	4.000%, 11/01/42 (UB) (5)	11/26 at 100.00	A+	5,415,039
3,750	4.000%, 11/01/46 (UB) (5)	11/26 at 100.00	A+	4,128,713
	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42 (6)	5/40 at 100.00	A+	1,471,163
4,480	0.000%, 5/01/47 (6)	5/40 at 100.00	A+	3,807,642
4,210	Banning Unified School District, Riverside County, California, General Obligation Bonds, 2016 Election Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (5)	8/27 at 100.00	AA	4,629,821

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7:
$ 13,000	4.000%, 4/01/47 (UB) (5)	4/27 at 100.00	A1	$14,105,130
1,000	4.000%, 4/01/49 (UB) (5)	4/27 at 100.00	A1	1,082,870
19,315	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2014S-6, 5.000%, 10/01/54 (Pre-refunded 10/01/24) (UB) (5)	10/24 at 100.00	A1 (7)	22,565,136
7,465	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2019S-8, 3.000%, 4/01/54 (UB) (5)	10/29 at 100.00	A1	7,618,704
1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,102,803
1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,066,350
2,045	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,180,931
7,205	Cabrillo Unified School District, San Mateo County, California, General Obligation Bonds, Series 2017C, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	AA-	7,908,280
4,155	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (5)	8/27 at 100.00	AA	4,569,337
14,700	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 0.000%, 6/01/57	4/20 at 12.19	N/R	1,551,438
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
1,500	5.650%, 6/01/41	4/20 at 100.00	B2	1,486,065
1,175	5.700%, 6/01/46	4/20 at 100.00	B2	1,138,916
74,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Turbo Series 2006B, 0.000%, 6/01/46	4/20 at 20.68	N/R	15,265,460
7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	5/20 at 100.00	B-	7,001,680
50,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	4/20 at 22.74	N/R	10,068,500
28,600	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Subordinate Turbo Capital Appreciation Series 2006B, 0.000%, 6/01/46	4/20 at 22.03	N/R	5,629,338
10,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Revenue Bonds, Fresno County Tobacco Funding Corporation, Subordinate Turbo Capital Series 2006A, 0.000%, 6/01/46	4/20 at 18.80	N/R	1,875,900
10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation - Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	10,152,600
6,665	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 4.000%, 8/15/40 (UB)	8/25 at 100.00	A+	7,078,563

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
$ 11,530	4.000%, 11/15/41 (UB) (5)	11/26 at 100.00	A+	$12,589,722
55,910	5.000%, 11/15/46 (UB) (5)	11/26 at 100.00	A+	64,181,885
27,515	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 4.000%, 11/15/48 (UB) (5)	11/27 at 100.00	A+	30,878,984
24,760	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 4.000%, 11/15/42 (UB) (5)	11/27 at 100.00	A+	28,043,424
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
4,000	4.783%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA- (7)	5,078,760
2,500	5.773%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA- (7)	3,214,250
1,500	5.773%, 11/15/40 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	AA- (7)	1,928,550
7,070	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 4.000%, 3/01/39 (UB) (5)	3/26 at 100.00	A	7,484,443
5,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 5.000%, 11/15/49 (UB) (5)	11/26 at 100.00	A+	5,652,250
	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
3,810	5.000%, 2/01/42 (UB) (5)	2/27 at 100.00	A1	4,514,545
6,830	5.000%, 2/01/47 (UB) (5)	2/27 at 100.00	A1	8,032,558
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002:
1,250	4.807%, 4/01/42, 144A (IF) (5)	4/22 at 100.00	AA-	1,537,200
605	4.807%, 4/01/42, 144A (IF) (5)	4/22 at 100.00	AA-	743,714
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2:
10,000	4.000%, 11/01/38 (UB) (5)	11/27 at 100.00	AA-	11,042,600
140,100	4.000%, 11/01/44 (UB) (5)	11/27 at 100.00	AA-	152,870,115
42,070	5.000%, 11/01/47 (UB) (5)	No Opt. Call	AA-	66,128,150
9,250	4.000%, 11/01/51 (UB)	11/27 at 100.00	AA-	10,143,643
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Tender Option Bond Trust 2015-XF0152:
540	3.435%, 8/15/43, 144A (IF) (5)	8/24 at 100.00	A+	811,593
1,250	3.431%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	A+	1,537,375
	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120:
460	3.688%, 10/01/38, 144A (IF) (5)	10/24 at 100.00	AA-	807,654
3,150	3.678%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	5,485,504
2,000	3.678%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	3,482,860
2,000	3.678%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	3,482,860
845	3.683%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	1,469,286

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 29,145	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47 (UB) (5)	10/26 at 100.00	AA-	$31,703,931
1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37 (5)	7/23 at 100.00	AA-	1,935,711
3,335	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (5)	8/25 at 100.00	AA-	3,804,335
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
1,800	3.565%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	2,262,024
1,610	3.566%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	2,023,029
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
2,000	4.219%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	2,410,680
2,385	4.220%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA-	2,874,617
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2221:
2,500	13.598%, 8/15/42 (Pre-refunded 8/15/20), 144A (IF)	8/20 at 100.00	A+ (7)	2,685,275
2,000	13.598%, 8/15/42 (Pre-refunded 8/15/20), 144A (IF)	8/20 at 100.00	A+ (7)	2,148,220
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XG0048:
2,500	8.246%, 8/15/42 (Pre-refunded 8/15/20), 144A (IF) (5)	8/20 at 100.00	A+ (7)	2,685,275
2,500	8.246%, 8/15/42 (Pre-refunded 8/15/20), 144A (IF) (5)	8/20 at 100.00	A+ (7)	2,685,275
8,715	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2016A, 4.000%, 10/01/45 (UB) (5)	10/26 at 100.00	AAA	9,598,178
6,085	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 4.000%, 11/01/45 (UB) (5)	11/23 at 100.00	Aa2	6,441,947
11,085	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Series 2018A, 5.750%, 10/01/48, 144A	10/22 at 105.00	N/R	11,023,478
1,315	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Taxable Series 2018B, 5.500%, 10/01/25, 144A	10/22 at 105.00	N/R	1,312,331
1,500	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2015A, 5.250%, 10/01/45	10/22 at 102.00	BB	1,481,310
	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Taxable Series 2019:
1,515	5.000%, 10/01/49, 144A	10/27 at 100.00	N/R	1,392,679
1,650	5.000%, 10/01/57, 144A	10/27 at 100.00	N/R	1,476,651
	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A:
640	5.500%, 6/01/38, 144A	6/26 at 100.00	BB	653,344
1,595	5.500%, 6/01/48, 144A	6/26 at 100.00	BB	1,612,290
1,550	5.500%, 6/01/53, 144A	6/26 at 100.00	BB	1,558,711
1,150	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/48, 144A	6/28 at 100.00	Ba1	1,150,299

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
$ 500	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	$503,940
6,025	5.000%, 6/15/46, 144A	6/26 at 100.00	BB	5,998,369
3,805	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	3,906,593
2,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2014A, 5.000%, 10/01/44	10/22 at 102.00	BB	1,910,300
1,195	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/41, 144A	7/26 at 100.00	BB	1,208,324
	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
200	5.250%, 8/01/42	8/22 at 100.00	BB	201,116
675	5.300%, 8/01/47	8/22 at 100.00	BB	678,767
1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,119,926
1,680	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49, 144A	8/24 at 100.00	BB-	1,697,287
895	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2015A, 6.125%, 8/01/45, 144A	8/26 at 100.00	N/R	905,892
1,715	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BBB-	1,796,308
	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
700	6.750%, 10/01/28	5/20 at 100.00	N/R	700,455
1,000	7.000%, 10/01/39	5/20 at 100.00	N/R	1,000,200
1,105	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A, 5.250%, 8/15/49	8/24 at 100.00	BBB+	1,193,831
1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,356,131
8,335	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (7)	8,521,371
5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	N/R	5,363,550
7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/15/48	11/23 at 100.00	N/R	8,207,519
3,100	California Municipal Finance Authority, Multifamily Housing Revenue Bonds, Casa Griffin Apartments, Series 2011A-1, 6.000%, 10/01/46	10/21 at 100.00	BB+	3,127,249
	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A:
1,000	5.000%, 11/01/36, 144A	11/26 at 100.00	N/R	1,032,190
3,935	5.000%, 11/01/46, 144A	11/26 at 100.00	N/R	4,000,990

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
$ 570	6.625%, 1/01/32, 144A	1/22 at 100.00	N/R	$578,966
530	6.875%, 1/01/42, 144A	1/22 at 100.00	N/R	539,890
1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,105,017
9,350	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 4.000%, 12/31/47 – AGM Insured (AMT) (UB) (5)	6/28 at 100.00	BBB-	9,709,695
1,085	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/40	7/24 at 100.00	BBB-	1,145,033
3,310	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2017A, 5.000%, 6/01/43 (UB) (5)	6/27 at 100.00	A3	3,743,047
17,140	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	BB-	17,245,068
5,600	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27, 144A (AMT) (4)	No Opt. Call	N/R	1,680,000
3,310	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27, 144A (AMT) (4)	12/23 at 102.00	N/R	1,655,000
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
13,965	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	14,010,945
5,940	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	5,855,177
	California Public Finance Authority, Charter School Lease Revenue Bonds, Laverne Elementary Preparatory Academy Project, Series 2019A:
870	5.000%, 6/15/39, 144A	6/23 at 100.00	N/R	825,656
1,000	5.000%, 6/15/49, 144A	6/23 at 100.00	N/R	920,850
	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A:
2,055	6.125%, 6/15/37	6/27 at 100.00	N/R	1,919,267
3,025	6.250%, 6/15/47	6/27 at 100.00	N/R	2,781,215
465	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017B, 7.375%, 6/15/23	No Opt. Call	N/R	461,424
10,000	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A, 4.000%, 8/01/47 (UB) (5)	2/28 at 100.00	Aa3	11,162,800
60,000	California Public Finance Authority, Revenue Bonds, Verity Health System, Series 2015A, 7.250%, 6/10/20 (4)	No Opt. Call	N/R	58,800,000
7,000	California Public Finance Authority, Revenue Bonds, Verity Health System, Series 2015B, 7.250%, 6/10/20 (4)	No Opt. Call	N/R	6,860,000
6,910	California Public Finance Authority, Revenue Bonds, Verity Health System, Taxable Note Series 2015C, 9.500%, 6/10/20 (4)	No Opt. Call	N/R	6,771,800
1,700	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Caa2	1,400,936

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A:
$ 4,350	5.000%, 7/01/36, 144A	7/26 at 100.00	BB+	$4,412,553
2,360	5.000%, 7/01/46, 144A	7/26 at 100.00	BB+	2,349,569
	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A:
2,755	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,658,217
1,025	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	964,166
750	California School Finance Authority Charter School Revenue Bonds, Fenton Schools - Obligated Group, Series 2020A, 5.000%, 7/01/50, 144A	7/27 at 100.00	BB+	759,038
6,930	California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Series 2020A, 6.000%, 6/01/59, 144A	6/28 at 102.00	N/R	5,591,748
730	California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Taxable Series 2020B, 6.000%, 6/01/31, 144A	6/28 at 102.00	N/R	673,958
	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A:
2,010	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	1,734,329
1,100	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	905,091
	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A:
5,915	5.750%, 6/01/42	6/26 at 100.00	N/R	6,272,798
5,065	5.875%, 6/01/52	6/26 at 100.00	N/R	5,377,156
2,600	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2019A, 5.000%, 6/01/58, 144A	6/26 at 100.00	N/R	2,606,656
3,700	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A, 5.000%, 6/01/50, 144A	6/27 at 100.00	N/R	3,708,584
	California School Finance Authority, Charter School Revenue Bonds, CIty Charter School Obligated Group, Series 2016A:
2,525	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,518,132
2,930	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	2,852,091
1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42, 144A	10/22 at 100.00	BBB-	1,027,260
	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017:
1,250	6.250%, 7/01/37, 144A	7/27 at 100.00	N/R	1,173,413
4,825	6.500%, 7/01/50, 144A	7/27 at 100.00	N/R	4,568,889
1,430	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.875%, 5/01/47, 144A	5/27 at 100.00	N/R	1,330,443
1,135	California School Finance Authority, Charter School Revenue Bonds, Larchmont Charter School Project , Series 2018A, 5.000%, 6/01/55, 144A	6/27 at 100.00	N/R	1,094,900
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education, Obligated Group, Series 2017A:
1,230	5.000%, 6/01/34, 144A	6/26 at 100.00	N/R	1,235,720
1,460	5.250%, 6/01/52, 144A	6/26 at 100.00	N/R	1,455,386

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools, Obligated Group, Series 2017G:
$ 610	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	$594,915
525	5.000%, 6/01/53, 144A	6/27 at 100.00	N/R	502,063
	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,205	5.750%, 6/01/34, 144A	6/24 at 100.00	BB+	1,264,334
2,390	6.000%, 6/01/44, 144A	6/24 at 100.00	BB+	2,498,721
	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
2,010	6.400%, 8/01/34, 144A	2/24 at 100.00	BB	2,123,304
4,960	6.750%, 8/01/44, 144A	2/24 at 100.00	BB	5,272,926
1,340	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A, 5.000%, 7/01/52, 144A	7/27 at 100.00	Ba1	1,294,132
2,000	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 4.125%, 7/01/35, 144A	7/25 at 100.00	BBB	2,000,560
1,300	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.750%, 11/01/45, 144A	11/24 at 100.00	N/R	1,331,681
690	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.125%, 7/01/44	7/24 at 100.00	BBB	731,186
	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A:
1,280	5.750%, 7/01/41, 144A	7/26 at 100.00	BB+	1,336,435
2,250	6.000%, 7/01/51, 144A	7/26 at 100.00	BB+	2,370,488
10,540	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1029, 5.187%, 9/01/32, 144A (IF) (5)	9/23 at 100.00	AA-	15,690,371
15,725	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039, 5.887%, 4/01/43, 144A (IF) (5)	4/23 at 100.00	AA-	22,191,277
4,500	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 5.550%, 3/01/40 – AGM Insured, 144A (IF) (5)	6/20 at 100.00	AA	4,550,580
3,055	California State, General Obligation Bonds, Various Purpose Series 2015, 4.000%, 8/01/45 (UB) (5)	8/25 at 100.00	AA-	3,317,974
10,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46 (UB)	8/26 at 100.00	AA-	11,741,400
	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
2,500	4.857%, 11/01/43, 144A (IF) (5)	11/23 at 100.00	AA-	3,719,525
750	0.896%, 11/01/44, 144A (IF) (5)	11/24 at 100.00	AA-	976,710
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
85	5.250%, 12/01/44	12/24 at 100.00	BB-	90,607
101,445	5.500%, 12/01/54	12/24 at 100.00	BB-	108,349,347

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
$ 2,500	5.000%, 12/01/46, 144A	6/26 at 100.00	BB-	$2,641,350
135,790	5.250%, 12/01/56, 144A	6/26 at 100.00	BB-	144,651,655
35,295	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A	6/28 at 100.00	BB-	38,712,262
2,160	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 - Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,302,884
1,000	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development - Hooper Street LLC Project, Series 2019, 5.250%, 7/01/52, 144A	7/29 at 100.00	BB+	1,019,730
2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	2,521,800
1,245	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	1,299,531
440	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 2.955%, 11/15/49 – AGM Insured, 144A (IF) (5)	11/24 at 100.00	AA	678,414
25,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Series 2014, 5.000%, 7/01/44 (UB) (5)	7/24 at 100.00	A-	28,097,500
	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
3,000	4.000%, 8/15/41 (UB) (5)	8/26 at 100.00	A+	3,295,260
5,440	5.000%, 8/15/51 (UB) (5)	8/26 at 100.00	A+	6,331,453
6,500	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57 (UB) (5)	12/27 at 100.00	A+	7,660,445
	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
7,210	5.000%, 6/01/36, 144A	6/26 at 100.00	N/R	7,382,247
8,150	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	8,226,936
14,940	California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Green Series 2018A, 4.000%, 8/01/45 (UB) (5)	8/23 at 100.00	A-	15,954,874
1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	A-	1,067,430
1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)	7/21 at 100.00	B+ (7)	1,179,574
3,000	California Statewide Communities Development Authority, School Facility Revenue Bonds, Children of Promise, Series 2015A, 6.250%, 7/01/45, 144A	7/25 at 100.00	CCC+	2,550,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A:
$ 3,245	5.375%, 9/01/35	9/25 at 100.00	N/R	$3,350,722
3,285	5.625%, 9/01/45	9/25 at 100.00	N/R	3,389,266
1,150	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	1,253,799
1,950	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	2,034,240
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,515	5.000%, 9/02/35	9/25 at 100.00	N/R	3,695,741
1,125	5.000%, 9/02/40	9/25 at 100.00	N/R	1,167,053
3,890	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	3,885,643
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017A:
1,790	5.000%, 9/02/37	9/27 at 100.00	N/R	1,901,231
1,980	5.000%, 9/02/46	9/27 at 100.00	N/R	2,071,852
3,145	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A, 5.000%, 9/02/47	9/28 at 100.00	N/R	3,463,305
4,950	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,183,590
	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,369,275
2,250	7.500%, 11/01/41 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	2,473,493
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
2,115	5.750%, 7/01/24 (8)	5/20 at 100.00	N/R	1,663,003
10,195	5.750%, 7/01/30 (8)	5/20 at 100.00	N/R	8,016,227
15,010	5.750%, 7/01/35 (8)	5/20 at 100.00	N/R	11,802,213
13,000	5.500%, 7/01/39 (8)	5/20 at 100.00	N/R	10,221,770
2,610	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (8)	5/20 at 100.00	N/R	2,052,217
1,085	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2000A, 0.000%, 8/01/33 – NPFG Insured	No Opt. Call	Baa2	760,889
12,780	Central Union High School District, Imperial County, California, General Obligation Bonds, Election 2016 Series 2019, 4.000%, 8/01/49 (UB) (5)	8/28 at 100.00	Aa3	14,214,044
1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,009,130
155	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 – AMBAC Insured	5/20 at 100.00	N/R	155,101
2,820	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding Series 2016, 4.000%, 9/01/27, 144A	9/24 at 100.00	N/R	2,663,716

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,750	Compton, California, Sewer Revenue Bonds, Series 2009, 6.000%, 9/01/39	4/20 at 100.00	N/R	$5,759,832
2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2015-XF0229, 3.623%, 6/01/21, 144A (IF) (5)	No Opt. Call	AA+	3,796,375
500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Junior Lien Series 2013B, 5.000%, 9/01/35	9/23 at 100.00	N/R	547,055
18,135	Cotati-Rohnert Park Unified School District, Sonoma County, California, General Obligation Bonds, 2014 Election Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	A1	19,715,647
1,250	Dana Point, California, Special Tax Bonds, Community Facilities District 2006-1 Series 2014, 5.000%, 9/01/45	9/23 at 100.00	N/R	1,311,925
5,820	Davis Joint Unified School District, Yolo County, California, General Obligation Bonds, Series 2019, 4.000%, 8/01/40 – AGM Insured (UB) (5)	8/26 at 100.00	AA	6,447,629
4,100	Dublin, California, Special Tax Bonds, Community Facilities District 2015-1 Improvement Area 2 Dublin Crossing, Series 2019, 5.000%, 9/01/49	9/26 at 103.00	N/R	4,533,657
10,535	Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2016, Series 2017, 4.000%, 8/01/44 (UB) (5)	8/26 at 100.00	Aa2	11,443,222
	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	AA-	3,049,560
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	AA-	4,052,076
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	AA-	3,920,447
5,875	0.000%, 4/01/38 – SYNCORA GTY Insured (UB) (5)	No Opt. Call	AA-	3,655,836
3,460	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairield Commons Project, Series 2008, 6.875%, 9/01/38	9/20 at 100.00	N/R	3,536,950
7,385	Fillmore, California, Wastewater Revenue Bonds, Refunding Series 2017, 4.000%, 5/01/42 – AGM Insured (UB) (5)	5/27 at 100.00	A2	8,156,511
2,785	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	3,047,041
6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BBB-	7,362,420
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
6,000	0.000%, 1/15/32 – AGM Insured (6)	1/31 at 100.00	BBB	6,733,020
4,500	5.750%, 1/15/46	1/24 at 100.00	Baa2	4,931,100
	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Crossover Refunding Series 2016B:
9,550	0.000%, 8/01/43	8/26 at 54.52	Aa3	4,337,705
6,900	4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	Aa3	7,573,509
16,625	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Election 2010 Series 2014D, 4.000%, 8/01/47 (UB) (5)	8/24 at 100.00	Aa3	17,886,838
8,970	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Election 2016 Series 2019B, 3.000%, 8/01/43 (UB) (5)	8/26 at 100.00	Aa3	9,196,313
5,340	Garvey School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB) (5)	8/27 at 100.00	AA	5,872,505

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 12,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	A+	$13,548,480
145,195	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	145,653,816
43,365	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47	6/22 at 100.00	N/R	41,730,139
2,685	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	2,583,802
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
690	5.226%, 6/01/40, 144A (IF) (5)	6/25 at 100.00	A+	1,045,723
2,485	5.227%, 6/01/40, 144A (IF) (5)	6/25 at 100.00	A+	3,767,235
1,139,310	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/20 at 20.65	CCC-	203,116,187
1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Bonds, Gonzalez Redevelopment Project, Refunding Series 2011, 8.000%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	1,707,212
1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 2017-XF2453, 8.310%, 7/15/40 (Pre-refunded 7/15/21), 144A (IF) (5)	7/21 at 100.00	Aaa (7)	2,355,825
7,000	Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Refunding Series 2018, 4.000%, 8/01/47 (UB) (5)	8/28 at 100.00	AA	7,732,760
18,770	Hayward Area Recreation and Park District, California, General Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	AA+	20,708,003
	Hayward Unified School District, Alameda County, California, General Obligation Bonds, Election 2014, Series 2017:
12,580	4.000%, 8/01/39 – AGM Insured (UB) (5)	8/26 at 100.00	AA	13,856,493
44,380	4.000%, 8/01/42 – AGM Insured (UB) (5)	8/26 at 100.00	AA	48,548,613
2,800	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Uniion City Tropics, Refunding Series 2019, 3.250%, 5/15/39 (UB) (5)	5/29 at 100.00	A	2,582,104
160	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	5/20 at 100.00	A	160,555
279,500	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2 Turbo Capital Appreciation, 0.010%, 6/01/47	4/20 at 16.52	CCC	45,723,405
11,510	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, 2014 Election Series 2017B, 4.000%, 8/01/41 (UB) (5)	8/27 at 100.00	Aa3	12,808,904
4,290	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	4,604,328
1,100	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2014, 5.000%, 5/15/36	5/22 at 101.00	BBB-	1,119,998
260	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	9/24 at 100.00	N/R	278,122
1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,231,625

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House - Shea Homes Improvement Area 1, Series 2013:
$ 1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	$1,635,930
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,099,750
1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.250%, 9/01/29	9/22 at 100.00	N/R	1,042,060
3,170	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	3,436,851
	Lathrop, California, Special Tax Bonds, Community Facilities District 2018-1, Central Lathrop Specific Plan Improvement Areas 1-5 Special Tax Bonds, Series 2019:
1,945	5.400%, 9/01/38	9/26 at 103.00	N/R	1,949,590
1,220	5.400%, 9/01/38	9/26 at 103.00	N/R	1,231,858
2,410	5.400%, 9/01/38	9/26 at 103.00	N/R	2,433,425
860	5.400%, 9/01/38	9/26 at 103.00	N/R	862,030
3,095	5.500%, 9/01/43	9/26 at 103.00	N/R	3,131,490
1,945	5.500%, 9/01/43	9/26 at 103.00	N/R	1,966,492
3,820	5.500%, 9/01/43	9/26 at 103.00	N/R	3,862,211
1,360	5.500%, 9/01/43	9/26 at 103.00	N/R	1,375,028
4,830	5.600%, 9/01/49	9/26 at 103.00	N/R	4,892,887
3,665	5.600%, 9/01/49	9/26 at 103.00	N/R	3,683,215
7,205	5.600%, 9/01/49	9/26 at 103.00	N/R	7,309,472
2,565	5.600%, 9/01/49	9/26 at 103.00	N/R	2,602,193
805	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.375%, 9/01/35	9/23 at 100.00	N/R	852,994
21,925	Long Beach Community College District, California, General Obligation Bonds, Refunding 2008 Election Series 2012B, 0.000%, 8/01/49 (UB) (5)	8/42 at 100.00	AA	18,380,166
10,255	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2017E, 4.000%, 8/01/44 (UB) (5)	8/26 at 100.00	Aa2	11,051,916
	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2017A:
6,380	4.000%, 8/01/39 (UB) (5)	8/26 at 100.00	Aa2	6,983,995
10,450	4.000%, 8/01/40 (UB) (5)	8/26 at 100.00	Aa2	11,363,853
13,045	4.000%, 8/01/41 (UB) (5)	8/26 at 100.00	Aa2	14,162,304
14,760	4.000%, 8/01/42 (UB) (5)	8/26 at 100.00	Aa2	16,001,906
32,355	4.000%, 8/01/45 (UB) (5)	8/26 at 100.00	Aa2	34,814,627
1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (6)	8/29 at 100.00	Aa3	1,875,030
5,855	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,365,322

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Private Activity/AMT Subordinate Series 2019A:
$ 14,895	4.000%, 5/15/44 (AMT) (UB) (5)	5/29 at 100.00	AA-	$16,171,353
11,910	5.000%, 5/15/49 (AMT) (UB) (5)	5/29 at 100.00	AA-	13,979,243
6,300	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2017B, 5.000%, 5/15/46 (AMT) (UB) (5)	5/26 at 100.00	AA-	7,082,019
5,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019F, 3.000%, 5/15/49 (AMT) (UB) (5)	5/29 at 100.00	AA-	4,880,850
1,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2016-XL0005, 3.131%, 5/15/40, 144A (IF) (5)	6/20 at 100.00	AA	1,905,225
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44 (UB) (5)	7/24 at 100.00	AA-	5,670,650
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047:
1,150	3.577%, 7/01/38, 144A (IF) (5)	7/22 at 100.00	AA-	1,501,026
1,715	3.574%, 7/01/43, 144A (IF) (5)	1/24 at 100.00	AA-	2,534,256
16,145	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 4.000%, 7/01/47 (UB) (5)	1/27 at 100.00	Aa2	17,531,533
2,420	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 5.918%, 7/01/44, 144A (IF) (5)	7/24 at 100.00	Aa2	4,063,882
8,000	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	Aa2	8,826,000
18,700	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Election 2016 Series 2018B, 4.000%, 8/01/47 (UB) (5)	8/28 at 100.00	Aa2	20,850,313
1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	1,079,980
8,000	Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2014 Series 2017, 4.000%, 8/01/46 (UB)	8/27 at 100.00	Aa3	8,826,000
	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011A:
1,185	7.000%, 8/01/26 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	1,275,593
2,650	7.250%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	2,861,311
10,010	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	10,841,130
3,950	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011B, 7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	4,280,694
25,420	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	Aa2	28,022,754
7,895	Marin Public Financing Authority, California, Revenue Bonds, Sausalito Marin City Sanitary District, Series 2017, 4.000%, 4/01/42 (UB) (5)	4/27 at 100.00	AA-	8,738,581
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
890	5.125%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	916,638
1,190	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	1,226,723

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
$ 1,540	6.500%, 5/01/26 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	$1,629,058
1,075	6.900%, 5/01/36 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,141,779
6,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2016A, 4.000%, 8/01/46 (UB) (5)	8/26 at 100.00	A1	6,461,040
1,075	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	1,153,249
	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/20 at 100.00	N/R	1,018,898
1,325	5.000%, 9/01/37	9/20 at 100.00	N/R	1,333,507
15,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49 (UB) (5)	8/29 at 100.00	AA	16,929,450
2,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	A	2,136,560
2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (7)	2,538,690
5,000	Oakland, California, General Obligation Bonds, Series 2020B-1, 3.000%, 1/15/50 (UB) (5)	1/30 at 100.00	AA	5,124,600
3,565	Orange County Health Facilities Authority, California, Hospital Revenue Bonds, Orlando Health, Inc, Tender Option Bond Trust 2016-XF1056, 3.239%, 10/01/42, 144A (IF) (5)	4/22 at 100.00	A2	4,267,733
2,305	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (6)	8/37 at 100.00	AA	1,905,059
970	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2013C, 0.000%, 8/01/43 (6)	8/38 at 100.00	AA	782,557
2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	9/20 at 100.00	N/R	2,504,557
	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
1,700	5.250%, 9/01/26	9/20 at 100.00	N/R	1,702,822
3,780	5.450%, 9/01/32	9/20 at 100.00	N/R	3,787,484
4,480	5.500%, 9/01/36	9/20 at 100.00	N/R	4,485,018
	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	AA-	951,565
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	AA-	918,652
8,910	Palmdale School District, Los Angeles County, California, General Obligation Bonds, 2016 Election Series 2017A, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	Aa3	9,829,958
8,000	Palomar Community College District, San Diego County, California, General Obligation Bonds, Refunding Series 2017, 4.000%, 8/01/45 (UB) (5)	8/27 at 100.00	AA	8,841,040
16,285	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	17,595,128
2,855	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	3,093,221

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,595	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	Baa2	$4,254,251
2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	2,096,925
	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A:
12,635	4.000%, 8/01/42 – BAM Insured (UB)	8/26 at 100.00	AA	13,821,806
9,485	4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	AA	10,311,713
6,015	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.010%, 8/01/46 (5)	No Opt. Call	AA-	2,792,163
1,250	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2015, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,348,850
4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	5/20 at 100.00	N/R	4,413,369
4,725	River Delta Unified School District, Sacramento and Solano Counties, California, General Obligation Bonds, School Facilities Improvement District 2, Election 2004 Series 2008, 0.000%, 4/01/48 – AGM Insured	No Opt. Call	AA	2,007,086
1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 4.409%, 11/01/45, 144A (IF) (5)	11/25 at 100.00	A+	2,135,825
3,030	Riverside County Public Financing Authority, California, Tax Allocation Revenue Bonds, Desert Communities & Interstate 215 Corridor Projects, Series 2017A, 4.000%, 10/01/40 – BAM Insured (UB) (5)	10/27 at 100.00	AA	3,301,670
6,250	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Housing Bonds, Refunding Series 2017A, 4.000%, 10/01/39 – BAM Insured (UB) (5)	10/27 at 100.00	AA	6,806,250
1,500	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Desert Communities Redevelopment Project Area, Series 2010D, 6.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (7)	1,536,645
	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Series 2011E:
7,100	0.010%, 12/01/41	No Opt. Call	BBB+	3,664,523
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	3,517,336
7,050	0.010%, 12/01/43	No Opt. Call	BBB+	3,359,184
5,600	0.010%, 12/01/44	No Opt. Call	BBB+	2,543,296
1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42 (Pre-refunded 10/01/21)	10/21 at 100.00	A (7)	1,087,810
1,410	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 5.000%, 9/01/42	9/22 at 100.00	N/R	1,464,708
	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.010%, 9/01/36 – NPFG Insured	No Opt. Call	Baa2	353,100
660	0.010%, 9/01/37 – NPFG Insured	No Opt. Call	Baa2	407,260

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016:
$ 1,130	5.000%, 9/01/31	9/26 at 100.00	N/R	$1,257,882
1,000	5.000%, 9/01/36	9/26 at 100.00	N/R	1,091,590
1,735	5.500%, 9/01/46	9/26 at 100.00	N/R	1,910,426
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014:
1,880	5.000%, 9/01/39	9/24 at 100.00	N/R	2,017,353
1,395	5.000%, 9/01/44	9/24 at 100.00	N/R	1,488,102
4,000	Roseville, California, Special Tax Bonds, Community Facilities District 5 Fiddyment Ranch Public Facilities, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	4,357,280
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
2,500	4.449%, 12/01/30 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA-	5,478,225
3,000	4.762%, 12/01/30 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA-	6,573,870
6,580	4.552%, 12/01/33 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA-	16,271,419
1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 2016-XG0067, 4.524%, 12/01/30 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA-	3,917,934
5,485	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/20 at 100.00	N/R	5,546,213
7,130	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44 (UB) (5)	No Opt. Call	AA	3,514,591
2,290	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	2,316,701
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	4,378,720
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	18,048,157
2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2012E, 0.000%, 7/01/49	No Opt. Call	AA-	887,460
10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2013C, 4.000%, 7/01/42 (UB) (5)	7/23 at 100.00	AA-	10,612,500
20,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2017I, 4.000%, 7/01/47 (UB) (5)	7/27 at 100.00	Aa2	22,125,800
	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-2:
10,000	0.000%, 7/01/40 (UB) (5)	No Opt. Call	AA-	10,786,400
29,410	0.000%, 7/01/41 (UB) (5)	7/40 at 100.00	AA-	31,498,405
137,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, 5.000%, 5/01/43 (AMT) (UB) (5)	5/28 at 100.00	A+	157,593,530

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A:
$ 10,000	5.000%, 5/01/38 (AMT) (UB) (5)	5/29 at 100.00	A+	$11,738,900
68,500	5.000%, 5/01/44 (AMT) (UB) (WI/DD, Settling 4/01/20) (5)	5/29 at 100.00	A+	79,486,030
29,150	4.000%, 5/01/49 (AMT) (UB) (5)	5/29 at 100.00	A+	30,799,307
78,650	5.000%, 5/01/49 (AMT) (UB) (5)	5/29 at 100.00	A+	90,568,621
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E:
12,660	4.000%, 5/01/50 (AMT) (UB) (5)	5/29 at 100.00	A+	13,357,313
32,100	5.000%, 5/01/50 (AMT) (UB) (5)	5/29 at 100.00	A+	37,050,783
6,505	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2019A, 3.000%, 7/01/44 (UB) (5)	7/27 at 100.00	AA+	6,677,578
4,670	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/44	8/24 at 100.00	N/R	4,926,383
1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	A-	1,407,350
	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
2,750	0.000%, 8/01/26, 144A	8/21 at 79.08	N/R	2,070,970
8,905	0.000%, 8/01/31, 144A	8/21 at 61.78	N/R	5,209,870
17,120	0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	5,448,098
	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/20 at 55.75	N/R	757,955
3,020	0.000%, 8/01/34	8/20 at 43.83	N/R	1,308,294
10,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/49	1/25 at 100.00	BBB-	10,691,700
	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A:
7,610	0.000%, 9/01/41 (5), (6)	9/36 at 100.00	AA+	8,009,449
20,035	0.000%, 7/01/51 (UB) (5)	9/41 at 100.00	AA+	16,628,649
13,385	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/45 – BAM Insured (UB) (5)	8/27 at 100.00	AA	14,744,916
5,350	Santa Ana Unified School District, Orange County, California, Certificates of Participation, Financing Project, Series 1999, 0.000%, 4/01/32 – AGM Insured (5)	No Opt. Call	A2	3,916,628
2,500	Santa Barbara Secondary High School District, Santa Barbara County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 8/01/40 (UB) (5)	No Opt. Call	AA	1,382,750
7,340	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (AMT)	5/20 at 100.00	N/R	7,344,844
3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A (7)	3,405,512

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
$ 1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	$1,499,986
3,390	6.000%, 9/01/43	9/23 at 100.00	N/R	3,667,370
	Savanna Elementary School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2012B:
880	0.000%, 2/01/52 – AGM Insured (6)	No Opt. Call	A2	822,589
6,980	0.000%, 2/01/52 – AGM Insured (UB) (5), (6)	No Opt. Call	A2	6,524,625
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
22,000	0.000%, 6/01/36	5/20 at 40.98	N/R	8,939,260
7,500	0.000%, 6/01/47	5/20 at 21.82	N/R	1,489,575
94,800	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Turbo Capital Appreciation Series 2007C, 0.000%, 6/01/56	4/20 at 10.64	N/R	8,414,448
11,435	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Election 2012 Series 2017C, 4.000%, 8/01/46 (UB) (5)	8/27 at 100.00	AA	12,615,664
15,580	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/47 (UB) (5)	8/27 at 100.00	AA-	17,175,236
4,665	Sweetwater Union High School District, California, General Obligation Bonds, Refunding Series 2016, 4.000%, 8/01/42 (UB) (5)	2/26 at 100.00	BBB+	5,070,948
5,000	Sweetwater Union High School District, San Diego County, California, General Obligation Bonds, Election 2006 Series 2018C, 4.000%, 8/01/47 (UB) (5)	8/28 at 100.00	AAA	5,547,100
6,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	6,320,100
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
4,115	5.500%, 9/01/27, 144A	No Opt. Call	N/R	4,217,381
3,655	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	3,766,441
4,940	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	5,091,757
13,245	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	13,579,039
6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2016-XL0023, 4.225%, 5/15/38, 144A (IF) (5)	No Opt. Call	AA-	9,821,740
42,780	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005B, 0.000%, 6/01/45	4/20 at 23.20	CCC-	8,287,769
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
15,195	5.375%, 6/01/38	4/20 at 100.00	B-	14,334,659
25,315	5.500%, 6/01/45	4/20 at 100.00	B-	23,727,243
95,575	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, First Subordinate CABs, Series 2006B, 0.000%, 6/01/46	4/20 at 20.03	CCC-	16,371,997

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
$ 835	5.100%, 11/01/27 (4)	5/20 at 100.00	N/R	$641,556
2,785	5.200%, 11/01/32 (4)	4/20 at 100.00	N/R	2,059,675
1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	1,279,744
	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+ (7)	826,530
4,110	7.650%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+ (7)	4,484,133
10,615	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Election 2006 Series 2016, 4.000%, 8/01/43 – AGM Insured (UB) (5)	8/26 at 100.00	A1	11,596,675
10,185	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Election of 2014, Series 2017C, 4.000%, 9/01/46 (UB) (5)	9/27 at 100.00	AA+	11,246,888
10,325	University of California, General Revenue Bonds, Limited Project Series 2016K, 4.000%, 5/15/46 (UB) (5)	5/26 at 100.00	AA-	11,284,709
11,000	University of California, General Revenue Bonds, Limited Project Series 2018O, 4.000%, 5/15/48 (UB) (5)	5/28 at 100.00	AA-	12,269,950
	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 2015-2194:
785	3.572%, 5/15/37 (Pre-refunded 5/15/22), 144A (IF) (5)	5/22 at 100.00	N/R (7)	1,014,919
780	3.572%, 5/15/37 (Pre-refunded 5/15/22), 144A (IF) (5)	5/22 at 100.00	N/R (7)	1,008,454
	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XG0061:
1,965	3.915%, 5/15/36 (Pre-refunded 5/15/23), 144A (IF) (5)	5/23 at 100.00	N/R (7)	2,767,545
535	3.915%, 5/15/36 (Pre-refunded 5/15/23), 144A (IF) (5)	5/23 at 100.00	N/R (7)	753,505
2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 3.230%, 5/15/38, 144A (IF) (5)	5/23 at 100.00	AA	3,625,335
9,945	Upland Unified School District, San Bernardino County, California, General Obligation Bonds, Election of 2008 Series 2011C, 0.000%, 8/01/50	No Opt. Call	A+	3,959,602
600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A-	654,582
3,590	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	3,878,780
2,155	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	2,351,881
14,835	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refinancing Project, Series 2017, 4.000%, 8/01/49 – AGM Insured (UB) (5)	8/27 at 100.00	AA	16,265,391
3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A+	4,141,371
	Westminster School District, Orange County, California, General Obligation Bonds, Election 2008 Refunding Series 2013:
645	0.000%, 8/01/48 – BAM Insured (6)	8/39 at 100.00	AA	510,556
7,700	0.000%, 8/01/48 – BAM Insured (UB) (5), (6)	8/39 at 100.00	AA	6,095,012

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 21,380	Westminster School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2013A, 0.000%, 8/01/52 – BAM Insured (UB) (5)	8/39 at 100.00	AA	$16,725,146
25,920	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (UB) (5)	No Opt. Call	AA-	25,427,520
5,121,640	Total California			3,773,105,639
	Colorado – 8.9%
2,475	9th Avenue Metropolitan District 2, Denver, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.000%, 12/01/48	12/23 at 103.00	N/R	2,367,412
	Adonea Metropolitan District 2, Aurora, Colorado, Arapahoe County, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2018A:
3,200	5.125%, 12/01/37	12/23 at 103.00	N/R	2,720,576
4,940	5.125%, 12/01/45	12/23 at 103.00	N/R	4,007,723
9,825	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series 2019, 5.000%, 12/01/51	12/24 at 102.00	N/R	9,050,004
4,824	Alpine Mountain Ranch Metropolitan District, Routt County, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	4,851,103
	Amber Creek Metropolitan District (In the City of Thornton), Adams County, Colorado, Limited Tax (Convertible to Unlimited Tax), General Obligation Refunding and Improvement Bonds, Series 2017A:
500	5.000%, 12/01/37	12/22 at 103.00	N/R	471,940
1,575	5.125%, 12/01/47	12/22 at 103.00	N/R	1,443,425
515	Amber Creek Metropolitan District (In the City of Thornton), Adams County, Colorado, Limited Tax (Convertible to Unlimited Tax), General Obligation Refunding and Improvement Bonds, Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	473,476
	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A:
2,240	5.000%, 12/01/38	12/23 at 103.00	N/R	2,249,811
5,480	5.125%, 12/01/48	12/23 at 103.00	N/R	5,414,678
2,090	Arvada West Town Center Business Improvement District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.450%, 12/01/39	12/25 at 100.00	N/R	1,904,241
3,000	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2017A, 5.875%, 12/01/47	12/22 at 103.00	N/R	2,774,820
527	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	503,696
	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A:
1,500	5.000%, 12/01/39	9/24 at 103.00	N/R	1,426,035
4,070	5.000%, 12/01/48	9/24 at 103.00	N/R	3,728,568
4,279	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	9/24 at 103.00	N/R	3,876,218
4,405	Banning Lewis Ranch Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 6.125%, 12/01/45	12/20 at 103.00	N/R	4,135,018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,620	Banning Lewis Ranch Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	$1,554,325
3,260	Banning Lewis Ranch Metropolitan District 4, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	3,085,003
2,195	Banning Lewis Ranch Metropolitan District 5, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	2,077,172
2,500	Banning Lewis Ranch Regional Metropolitan District, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.375%, 12/01/48	12/23 at 103.00	N/R	2,375,575
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A:
2,645	5.500%, 12/01/36	12/21 at 103.00	N/R	2,676,185
3,485	5.750%, 12/01/46	12/21 at 103.00	N/R	3,525,809
2,375	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series 2017, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,276,604
2,915	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Improvement Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	2,809,331
644	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	614,247
334	Bijou Creek Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	12/24 at 103.00	N/R	289,448
1,820	Bijou Creek Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	1,501,828
500	Blue Lake Metropolitan District 2 , Lochbuie, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.750%, 12/01/46	12/21 at 103.00	N/R	469,550
2,250	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48	12/23 at 103.00	N/R	1,951,492
829	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.500%, 12/15/48	12/23 at 103.00	N/R	742,204
1,987	Bramming Farm Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Capital Appreciation Series 2015, 6.000%, 12/01/44, 144A	12/24 at 100.00	N/R	1,900,110
1,405	Bramming Farm Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B-3, 8.500%, 12/15/49	12/24 at 103.00	N/R	1,224,289
2,965	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	2,755,315
675	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 7.000%, 12/15/47	12/22 at 103.00	N/R	608,114
1,540	Bristol Metropolitan District, Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.750%, 12/01/48	12/23 at 103.00	N/R	1,433,894
257	Bristol Metropolitan District, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Limited Tax Series 2019B, 8.000%, 12/15/48	12/23 at 103.00	N/R	242,641
3,500	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.125%, 12/01/48	6/24 at 103.00	N/R	3,394,930

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 7,075	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Subordinate (Convertible to Senior) Capital Appreciation (Convertible to Current Interest),, 0.000%, 12/01/48	6/24 at 85.96	N/R	$4,142,554
	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A:
1,835	5.000%, 12/01/39	6/24 at 103.00	N/R	1,768,133
4,250	5.000%, 12/01/49	6/24 at 103.00	N/R	3,905,750
18,415	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Subordinate Convertible to Senior Capital Appreciation Series 2019B, 0.000%, 12/01/49	6/24 at 79.97	N/R	9,797,332
1,241	Bromley Park Metropolitan District No 2, In the City of Brighton, Adams and Weld Counties, Colorado, Senior General Obligation Limited Tax Refunding Bonds, Series 2018B, 6.375%, 12/15/47	12/23 at 103.00	N/R	1,142,427
	Buffalo Highlands Metropolitan District In the City of Commerce City, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2018A:
1,185	5.250%, 12/01/38	12/23 at 103.00	N/R	1,108,876
2,250	5.375%, 12/01/48	12/23 at 103.00	N/R	2,072,857
1,226	Buffalo Highlands Metropolitan District In the City of Commerce City, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2018B, 7.625%, 12/15/46	12/23 at 103.00	N/R	1,130,066
3,234	Buffalo Ridge Metropolitan District (In the City of Commerce City), Adams County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2018B, 7.375%, 12/15/47	12/23 at 103.00	N/R	3,026,313
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
3,140	6.000%, 12/01/37	12/22 at 103.00	N/R	3,147,159
8,270	6.125%, 12/01/47	12/22 at 103.00	N/R	8,187,548
8,425	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	8,336,706
3,425	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/22 at 103.00	N/R	3,114,421
2,997	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	2,789,398
4,960	Carriage Hills Metropolitan District, Frederick, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.500%, 12/01/47	12/23 at 103.00	N/R	4,521,189
	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2017:
3,275	5.000%, 12/01/37	12/20 at 103.00	N/R	3,068,708
5,990	5.000%, 12/01/47	12/20 at 103.00	N/R	5,416,997
2,618	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	5/20 at 100.00	N/R	2,411,466

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
$ 6,250	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	$6,107,250
18,770	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	17,543,568
4,495	Centerra Metropolitan District No 1, In the City of Loveland, Larimer County, Colorado, Special Revenue Improvement Bonds, Series 2018, 5.250%, 12/01/48	12/23 at 103.00	N/R	4,339,743
4,500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	4,229,100
1,922	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37	12/21 at 103.00	N/R	1,731,472
1,345	Cherrylane Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/47	12/23 at 103.00	N/R	1,243,574
1,035	City Center West Residential Metropolitan District 2, Greeley, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	944,189
2,648	City Center West Residential Metropolitan District, Greeley, Colorado, General Obligation and Special Revenue Bonds, Limited Tax Series 2014A, 6.250%, 12/01/44	3/20 at 100.00	N/R	2,649,112
765	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	723,155
2,820	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	2,631,934
	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A:
5,115	6.250%, 12/01/37	12/22 at 103.00	N/R	4,939,658
8,170	6.500%, 12/01/47	12/22 at 103.00	N/R	7,845,651
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017:
4,350	5.375%, 10/01/37	10/27 at 100.00	N/R	3,935,575
8,925	5.500%, 10/01/47	10/27 at 100.00	N/R	7,871,047
6,625	5.625%, 10/01/52	10/27 at 100.00	N/R	5,804,626
2,600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010A, 6.250%, 11/01/40	11/20 at 100.00	AA-	2,628,054
4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B	4,350,308
1,350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 5.250%, 7/01/46, 144A	7/25 at 100.00	BB	1,306,935
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	5/20 at 100.00	BB+	1,752,187
5,660	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36, 144A	11/21 at 100.00	BB+	5,664,868
935	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB-	977,402

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Loveland Classical Schools Project, Series 2016:
$ 2,920	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	$2,843,730
3,855	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	3,593,631
4,490	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	4,584,380
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
2,025	5.125%, 7/01/34, 144A	7/24 at 100.00	BB	2,025,992
3,150	5.375%, 7/01/44, 144A	7/24 at 100.00	BB	3,109,806
2,700	5.500%, 7/01/49, 144A	7/24 at 100.00	BB	2,691,954
795	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BB+	820,512
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
2,745	5.000%, 12/15/35	12/25 at 100.00	BBB-	2,975,333
7,500	5.000%, 12/15/45	12/25 at 100.00	BBB-	8,001,450
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016:
2,000	5.000%, 9/01/36, 144A	9/21 at 100.00	N/R	1,930,420
3,780	5.000%, 9/01/46, 144A	9/21 at 100.00	N/R	3,473,858
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,Science Technology Engineering and Math School Project, Refunding Series 2014:
890	5.000%, 11/01/44	11/24 at 100.00	Baa3	939,315
765	5.125%, 11/01/49	11/24 at 100.00	Baa3	809,064
3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/20 at 100.00	N/R	3,723,175
47,590	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018A, 4.000%, 11/15/48 (UB) (5)	5/28 at 100.00	AA	50,695,248
12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	12,741,720
4,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A	2/26 at 100.00	N/R	3,581,319
1,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1001, 3.985%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	2,510,851
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1003:
2,500	3.290%, 2/01/41 (Pre-refunded 2/01/21), 144A (IF) (5)	2/21 at 100.00	BBB+ (7)	2,766,575
3,450	3.290%, 2/01/41 (Pre-refunded 2/01/21), 144A (IF) (5)	2/21 at 100.00	BBB+ (7)	3,817,873
3,940	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1025, 3.984%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	5,527,387

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF2195, 4.024%, 10/01/37 (Pre-refunded 11/13/23), 144A (IF) (5)	11/23 at 100.00	BBB+ (7)	$4,725,270
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children's Hospital Colorado Project, Series 2016A, 5.000%, 12/01/41 (UB) (5)	6/26 at 100.00	A+	5,819,500
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 4.000%, 8/01/49	8/29 at 100.00	BBB+	988,170
725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (7)	822,114
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF2048:
2,000	12.831%, 1/01/35, 144A (IF) (5)	1/24 at 100.00	AA-	3,282,800
4,785	10.357%, 1/01/44, 144A (IF) (5)	1/24 at 100.00	AA-	6,467,215
1,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 6.125%, 12/01/45, 144A	12/25 at 100.00	N/R	1,332,617
4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (AMT)	1/23 at 100.00	BBB-	4,398,835
135	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 5.000%, 3/01/20 (4), (8)	No Opt. Call	N/R	1
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2017:
655	5.500%, 4/01/22 (AMT) (4), (8)	No Opt. Call	N/R	111,062
2,668	6.875%, 10/01/27 (AMT) (4), (8)	No Opt. Call	N/R	432,963
31,920	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	28,773,646
750	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Junior Lien Series 2018C, 12.500%, 12/15/38	12/23 at 103.00	N/R	712,935
6,285	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	5,741,222
1,500	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Series 2018B, 7.500%, 12/15/38	12/23 at 103.00	N/R	1,405,740
15,070	Colorado International Center Metropolitan District 4, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Convertible Capital Appreciation Series, 0.000%, 12/01/48	6/24 at 99.88	N/R	11,065,298
1,996	Colorado International Center Metropolitan District 4, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2019B-2, 8.750%, 12/15/48	6/24 at 103.00	N/R	1,870,531
30,925	Colorado International Center Metropolitan District No 4, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Refunding and Improvement Convertible Capital Appreciation Bonds, Series, 0.000%, 12/01/47	6/24 at 94.26	N/R	22,049,525
3,130	Colorado Science and Technology Park Metropolitan District No1, Special Revenue Improvement Bonds, Refunding Series 2018, 5.250%, 12/01/48	12/23 at 103.00	N/R	2,974,282
3,825	Colorado Springs Urban Renewal Authority, Colorado, Senior Special Revenue Bonds, Canyon Creek Project, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	3,467,554

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,156	Colorado Springs Urban Renewal Authority, Colorado, Senior Special Revenue Bonds, Canyon Creek Project, Series 2018B, 8.125%, 12/15/47	12/23 at 103.00	N/R	$1,068,953
405	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	366,606
5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	6,756,231
5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (7)	6,085,128
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
8,410	5.400%, 12/01/27 (4)	5/20 at 100.00	N/R	6,728,000
10,965	5.450%, 12/01/34	5/20 at 100.00	N/R	8,772,000
	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019:
1,235	4.000%, 12/01/29	12/24 at 103.00	N/R	1,149,279
2,950	5.000%, 12/01/39	12/24 at 103.00	N/R	2,760,403
1,750	5.000%, 12/01/43	12/24 at 103.00	N/R	1,598,152
4,525	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	4,555,725
520	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Convertible to Senior Limited Tax Convertible to Unlimited Tax, Series 2019B, 5.000%, 12/15/49	12/20 at 103.00	N/R	460,897
	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A:
840	5.000%, 12/01/37	12/22 at 103.00	N/R	834,103
1,280	5.125%, 12/01/47	12/22 at 103.00	N/R	1,245,773
506	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.625%, 12/15/47	12/22 at 103.00	N/R	492,429
	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A:
1,685	5.000%, 12/01/39	3/25 at 103.00	N/R	1,579,586
3,030	5.000%, 12/01/49	3/25 at 103.00	N/R	2,716,001
3,945	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.875%, 12/15/49	3/25 at 103.00	N/R	3,405,087
2,000	Copperleaf Metropolitan District 6, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48	12/23 at 103.00	N/R	1,947,820
	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
1,910	5.125%, 12/01/37	12/22 at 103.00	N/R	1,869,680
4,600	5.250%, 12/01/47	12/22 at 103.00	N/R	4,468,992
3,945	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47	12/22 at 103.00	N/R	3,805,347

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 5,185	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 2.400%, 12/01/40 (4)	12/21 at 100.00	N/R	$2,436,950
670	Cottonwood Highlands Metropolitan District No 1, In the town of Parker, Colorado, Limited Tax, Convertible to Unlimited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	631,482
	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018A:
4,060	5.625%, 12/01/38	12/23 at 103.00	N/R	3,876,813
9,665	5.750%, 12/01/48	12/23 at 103.00	N/R	8,999,081
1,630	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018B, 8.000%, 12/15/48	12/23 at 103.00	N/R	1,533,993
2,375	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	N/R	2,257,271
2,543	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	2,304,314
670	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	620,956
4,725	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	4,379,839
7,555	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertbile to Unlimited Tax, Refunding Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	6,910,710
750	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertbile to Unlimited Tax, Refunding Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	681,090
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
3,470	4.000%, 12/01/43 (AMT) (UB) (5)	12/28 at 100.00	A	3,758,426
53,210	4.000%, 12/01/48 (AMT) (UB) (5)	12/28 at 100.00	A	57,174,677
15,500	5.000%, 12/01/48 (AMT) (UB) (5)	12/28 at 100.00	A	17,828,875
2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien, Tender Option Bond Trust 2015-XF1036, 3.989%, 11/15/43, 144A (IF) (5)	11/23 at 100.00	A	3,512,775
2,465	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47	12/22 at 103.00	N/R	2,302,852
1,270	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 8.000%, 8/01/47	12/22 at 103.00	N/R	1,180,592
	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Series 2018A:
2,720	5.500%, 12/01/38	12/23 at 103.00	N/R	2,648,627
8,550	5.625%, 12/01/48	12/23 at 103.00	N/R	8,306,496
1,855	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2018B, 7.875%, 12/15/48	12/23 at 103.00	N/R	1,730,492

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,800	Denver International Business Center Metropolitan District 1, Denver, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2019B, 6.000%, 12/01/48	6/24 at 103.00	N/R	$1,685,754
2,110	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	1,972,322
870	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Subordinate Convertible to Senior Limited Tax Convertible to Unlimited Tax, Series 2016, 6.000%, 12/15/46	6/23 at 100.00	N/R	808,543
13,560	Denver, Colorado, Certificates of Participation, Convention Center Expansion Project, Series 2018A, 4.000%, 6/01/48 (UB) (5)	6/26 at 100.00	Aa2	14,574,017
2,000	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019, 5.000%, 12/01/49, 144A	9/24 at 103.00	N/R	1,876,600
3,500	Dinosaur Ridge Metropolitan District, Golden, Jefferson County, Colorado, Special Revenue Refunding and Improvement Bonds, Series 2019A, 5.000%, 6/01/49	6/24 at 103.00	N/R	3,007,585
1,693	Dublin North Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation and Improvement Bonds, Refunding Series 2018A, 5.125%, 12/01/47	12/23 at 103.00	N/R	1,527,746
704	Dublin North Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation and Improvement Bonds, Subordinate Series 2018B, 7.250%, 12/15/47	12/23 at 103.00	N/R	647,596
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
13,000	0.000%, 9/01/40	No Opt. Call	A	6,806,800
1,500	0.000%, 9/01/41	No Opt. Call	A	754,695
1,010	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.010%, 9/01/26 – NPFG Insured	No Opt. Call	A	874,135
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
37,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	29,245,891
70	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	53,035
500	0.010%, 9/01/31 – NPFG Insured	No Opt. Call	A	366,875
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	7,735,080
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	341,345
45,720	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.010%, 9/01/38 – NPFG Insured	9/26 at 54.77	A	20,754,594
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
22,685	0.010%, 9/01/35 – NPFG Insured	9/26 at 63.78	A	12,083,392
24,145	0.010%, 9/01/37 – NPFG Insured	9/26 at 57.65	A	11,567,628
20,555	0.010%, 9/01/39 – NPFG Insured	9/26 at 52.09	A	8,856,327
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
32,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	26,879,040
24,045	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	19,539,688
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	2,019,450
1,060	0.010%, 9/01/33 – NPFG Insured	9/20 at 48.04	A	503,733

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,010	East Creek Metropolitan District 1, Aurora, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2019A, 5.250%, 12/01/48	6/24 at 103.00	N/R	$3,575,476
584	East Creek Metropolitan District 1, Aurora, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B, 8.000%, 12/15/48	6/24 at 103.00	N/R	535,218
550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.500%, 12/01/38	12/22 at 100.00	N/R	561,413
2,305	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	2,217,571
632	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	596,020
1,620	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	1,564,288
2,405	Fallbrook Villas Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.250%, 12/01/49	12/23 at 103.00	N/R	2,228,160
398	Fallbrook Villas Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49, 144A	12/23 at 103.00	N/R	375,083
520	First Creek Village Metropolitan District, Denver, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 6.750%, 8/01/49	9/24 at 103.00	N/R	523,900
1,045	Fitzsimons Village Metropolitan District 1, Arapahoe County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	919,203
611	Fitzsimons Village Metropolitan District 1, Arapahoe County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding Subordinate Series 2020B, 7.000%, 12/15/49	3/25 at 103.00	N/R	492,662
4,344	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	5/20 at 100.00	N/R	4,348,518
2,083	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	1,900,154
1,000	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B-1, 5.125%, 12/15/49	12/24 at 103.00	N/R	831,440
2,000	Flying Horse Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2019, 6.000%, 12/01/49, 144A	9/24 at 103.00	N/R	1,731,920
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
2,313	5.250%, 12/01/24	No Opt. Call	N/R	2,296,809
12,995	5.750%, 12/01/30	12/24 at 100.00	N/R	12,952,896
35,930	6.000%, 12/01/38	12/24 at 100.00	N/R	35,489,857
683	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Series 2016B, 7.250%, 12/15/46 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	764,373
700	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	706,678

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A:
$ 2,340	5.125%, 12/01/38, 144A	6/24 at 103.00	N/R	$2,069,777
2,740	5.375%, 12/01/49, 144A	6/24 at 103.00	N/R	2,360,565
700	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Subordinate Series 2019B, 8.000%, 12/15/49	6/24 at 103.00	N/R	624,477
800	Frisco, Colorado, Marina Enterprise Revenue Bonds, Series 2019, 5.000%, 12/01/48	12/26 at 100.00	N/R	849,920
	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
2,890	5.125%, 12/01/37	12/22 at 103.00	N/R	2,819,311
2,525	5.250%, 12/01/47	12/22 at 103.00	N/R	2,442,584
1,704	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,641,838
1,320	Glen Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,171,949
5,490	Granby Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018, 5.500%, 12/01/52, 144A	12/23 at 103.00	N/R	4,982,340
2,131	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39 (4)	5/20 at 100.00	N/R	1,829,847
2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 6.750%, 8/01/39 (4)	5/20 at 100.00	N/R	2,387,130
3,990	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 6.750%, 11/01/40 (4)	12/20 at 100.00	N/R	3,415,719
780	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Limited Tax Series 2016B, 7.250%, 12/15/46	12/21 at 100.00	N/R	693,350
5,930	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	5,416,936
2,260	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016A, 5.300%, 12/01/46 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (7)	2,388,436
735	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016B, 7.750%, 12/15/46 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	833,071
4,995	Green Gables Metropolitan District No 2 , In Jefferson County, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	4,688,607
2,565	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47	12/22 at 103.00	N/R	2,353,875
750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	768,143
	Haskins Station Metropolitan District, Arvada, Colorado, Limited Tax General Obligation Bonds, Special Revenue Convertible to Unlimited Tax Series 2019A:
690	5.000%, 12/01/39	12/24 at 103.00	N/R	621,952
1,125	5.000%, 12/01/49	12/24 at 103.00	N/R	956,171

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,327	Haskins Station Metropolitan District, Arvada, Colorado, Limited Tax General Obligation Bonds, Special Revenue Subordinate Series 2019B, 8.750%, 12/15/49	12/24 at 103.00	N/R	$1,158,644
4,575	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	4,239,241
820	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017B, 7.250%, 12/15/47	12/22 at 103.00	N/R	744,248
16,080	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	15,380,038
8,120	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	5/20 at 100.00	N/R	7,457,164
20,140	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Convertible Capital Appreciation Series 2020A-2, 0.000%, 12/01/49 (6)	3/25 at 93.28	N/R	10,754,760
13,500	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49	3/25 at 103.00	N/R	11,124,405
4,684	Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 8.000%, 12/15/49	3/25 at 103.00	N/R	4,064,166
3,420	Highlands Metropolitan District No 2, City and County of Broomfield, Colorado, Limited Tax (Convertible to Unlimited Tax) General Obligation Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	3,220,922
1,590	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	1,429,982
336	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	308,566
4,840	Highpointe Vista Metropolitan District 2, Windsor, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	4,463,690
1,095	Hudson Hills Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.125%, 12/01/48	12/23 at 103.00	N/R	1,011,583
208	Hudson Hills Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	12/23 at 103.00	N/R	196,125
1,017	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	1,079,261
1,123	Iliff Commons Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2020B, 6.500%, 12/15/49	3/25 at 103.00	N/R	919,344
778	Iliff Commons Metropolitan District 3, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2016A, 6.000%, 12/01/46	12/21 at 103.00	N/R	737,116
8,950	Independence Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49	6/24 at 103.00	N/R	9,067,424
6,500	Independence Water & Sanitation District, Elbert County, Colorado, Special Revenue Bonds, Series 2019, 7.250%, 12/01/38	6/24 at 103.00	N/R	7,006,025
2,235	Interpark Metropolitan District, In the City and County of Broomfield, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation and Revenue Bonds, Series 2018, 5.500%, 12/01/48, 144A	12/23 at 103.00	N/R	2,004,370

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,610	Interquest South Business Improvement District, Colorado Springs, El Paso County, Colorado, Public Improvement Fee Revenue Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	$1,431,451
	Iron Mountain Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A:
500	5.000%, 12/01/39	12/24 at 103.00	N/R	450,150
1,300	5.000%, 12/01/49	12/24 at 103.00	N/R	1,111,201
1,555	Iron Works Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.875%, 12/01/48	12/23 at 103.00	N/R	1,472,585
534	Iron Works Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2018B, 8.000%, 12/15/48	12/23 at 103.00	N/R	510,723
6,295	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	5,688,854
	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017:
4,152	5.625%, 12/01/34	12/20 at 103.00	N/R	3,985,546
4,515	5.750%, 12/01/47	12/20 at 103.00	N/R	4,163,598
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
5,339	5.125%, 12/01/31	12/21 at 103.00	N/R	4,942,526
4,510	5.250%, 12/01/36	12/21 at 103.00	N/R	4,103,288
19,140	5.375%, 12/01/46	12/21 at 103.00	N/R	17,009,718
7,025	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Taxable Series 2016B, 9.000%, 12/01/46	12/21 at 103.00	N/R	6,303,532
3,260	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	5/20 at 100.00	N/R	3,148,345
	Lake of the Rockies Metropolitan District, In the Town of Monument, El Paso County, Colorado, Subordinate General Obligation Limited Tax Bonds, Series 2018B:
2,715	5.000%, 8/01/48	12/23 at 103.00	N/R	2,421,318
439	7.500%, 8/01/48	12/23 at 103.00	N/R	401,698
	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
2,200	5.125%, 12/01/37	12/23 at 103.00	N/R	2,138,818
5,000	5.250%, 12/01/47	12/23 at 103.00	N/R	4,816,100
2,295	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.625%, 12/15/47	12/23 at 103.00	N/R	2,191,358
6,210	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.750%, 12/15/46	12/23 at 100.00	N/R	5,103,751
	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
875	5.000%, 12/01/39	9/24 at 103.00	N/R	829,806
2,335	5.000%, 12/01/49	9/24 at 103.00	N/R	2,105,283
685	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019B, 7.750%, 12/15/49	9/24 at 103.00	N/R	616,678

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 7,135	Larkridge Metropolitan District No 2, In the City of Thornton, Adams County, Colorado, General Obligation, Limited Tax Convertible to Unlimited Tax, Improvement Bonds, Refunding Series 2019, 5.250%, 12/01/48	12/23 at 103.00	N/R	$6,607,938
1,245	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	1,189,448
1,618	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax General Obligation Bonds, Subordinate Lien Series 2017, 7.750%, 12/15/47	12/20 at 100.00	N/R	1,534,835
3,244	Leyden Ranch Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax, Convertible to Unlimited Tax Bonds, Series 2017A, 5.125%, 12/01/47	12/22 at 103.00	N/R	3,143,533
	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A:
500	4.375%, 12/01/33	12/21 at 103.00	N/R	492,140
1,770	5.000%, 12/01/45	12/21 at 103.00	N/R	1,710,616
695	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	656,796
5,150	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Refunding and Improvement Series 2017A, 5.000%, 12/01/46	12/21 at 103.00	N/R	4,973,149
2,204	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Subordinate Improvement Series 2017B, 8.125%, 12/15/46	12/21 at 103.00	N/R	2,103,255
2,199	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	2,129,446
1,280	Littleton Village Metropolitan District No 2, In the City of Littleton, Colorado, Subordinate Limited Tax General Obligation and Special Revenue Refunding Bonds, Series 2018B, 7.625%, 12/15/28	12/23 at 103.00	N/R	1,228,608
1,295	Lost Creek Farms Metropolitan District (In the Town of Erie), Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	1,154,259
197	Lost Creek Farms Metropolitan District (In the Town of Erie), Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	179,934
2,820	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,761,598
674	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	629,213
1,460	Mead Western Meadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2018, 5.000%, 12/01/47	12/28 at 100.00	N/R	1,322,220
1,416	Midcities Metropolitan District No 2, In the City and County of Broomfield, Colorado, Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	1,313,170
3,170	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	2,796,447
1,473	Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.375%, 12/15/49	3/25 at 103.00	N/R	1,234,448
1,805	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	1,681,376

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016:
$ 1,500	5.000%, 12/01/35	12/25 at 100.00	N/R	$1,455,435
5,300	5.000%, 12/01/46	12/25 at 100.00	N/R	4,917,234
2,295	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	2,066,464
985	Mountain Sky Metropolitan District, Fort Lupton, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	837,181
937	Mountain Sky Metropolitan District, Fort Lupton, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.625%, 12/15/49	3/25 at 103.00	N/R	785,646
2,650	Mountain's Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46, 144A	12/21 at 103.00	N/R	2,305,765
561	Mountain's Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2016B, 7.375%, 12/15/46, 144A	12/21 at 103.00	N/R	497,355
	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006:
5,770	6.000%, 12/01/26 (4)	5/20 at 100.00	N/R	5,770,000
10,910	6.125%, 12/01/35 (4)	5/20 at 100.00	N/R	10,910,000
1,760	North Holly Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.500%, 12/01/48	12/23 at 103.00	N/R	1,584,827
	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-1:
4,410	5.375%, 12/01/34	12/23 at 103.00	N/R	4,315,582
2,845	5.750%, 12/01/48	12/23 at 103.00	N/R	2,721,755
	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-2:
5,460	5.500%, 12/01/34	12/23 at 103.00	N/R	5,409,222
8,500	5.850%, 12/01/48	12/23 at 103.00	N/R	8,302,970
2,000	North Pine Vistas Metropolitan District 2, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.750%, 12/01/46	12/21 at 103.00	N/R	1,684,240
7,039	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.375%, 12/01/46	12/21 at 103.00	N/R	6,606,594
698	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 8.250%, 12/15/46	12/21 at 103.00	N/R	671,630
	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A:
1,550	5.625%, 12/01/37	12/22 at 103.00	N/R	1,513,033
2,975	5.750%, 12/01/47	12/22 at 103.00	N/R	2,859,421
2,836	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	2,693,151
9,710	North Vista Highlands Metropolitan District 3, Pueblo County, Colorado, Limited Tax General Obligation Bonds, Series 2020, 5.125%, 12/01/49	3/25 at 103.00	N/R	7,781,108

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,515	Orchard Park Place North Metropolitan District, Westminster, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.250%, 12/01/48	6/24 at 103.00	N/R	$3,200,583
611	Orchard Park Place North Metropolitan District, Westminster, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	6/24 at 103.00	N/R	567,992
915	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	814,487
940	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	855,832
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
10,575	5.000%, 12/01/39	12/24 at 103.00	N/R	9,776,164
40,090	5.000%, 12/01/49	12/24 at 103.00	N/R	35,313,276
3,500	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,234,700
3,712	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019, 7.250%, 12/15/49	12/24 at 103.00	N/R	3,163,441
1,745	Palisade Park North Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	1,610,722
800	Palisade Park North Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2018B, 7.875%, 12/15/47	12/23 at 103.00	N/R	744,632
	Palisade Park North Metropolitan District No 1, City and County of Broomfield, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Series 2016A:
2,075	5.875%, 12/01/46	12/21 at 103.00	N/R	1,842,289
530	8.000%, 12/15/46	12/21 at 103.00	N/R	491,188
1,385	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49	6/24 at 103.00	N/R	1,191,488
1,042	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	6/24 at 103.00	N/R	929,089
1,524	Parker Automotive Metropolitan District, In the Town of Parker, Colorado, General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45	12/26 at 100.00	N/R	1,368,948
3,786	Parker Automotive Metropolitan District, In the Town of Parker, Colorado, Subordinate Limited Tax General Obligation Refunding Bonds, Series 2018B, 8.000%, 12/15/32	12/23 at 103.00	N/R	3,591,324
4,180	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44	12/21 at 103.00	N/R	4,226,565
1,000	Penrith Park Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	845,130
	Pinon Pines Metropolitan District No 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016:
3,000	5.250%, 12/01/36	12/21 at 103.00	N/R	2,663,430
4,330	5.375%, 12/01/46	12/21 at 103.00	N/R	3,735,837
1,450	Pomponio Terrace Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	1,271,766

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,110	Powers Metropolitan District In the City of Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.375%, 12/01/48	12/23 at 103.00	N/R	$3,325,430
3,015	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.625%, 12/01/48	12/23 at 103.00	N/R	2,796,955
1,410	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	12/23 at 103.00	N/R	1,326,584
	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A:
12,990	5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	12,506,122
2,140	5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	1,982,218
3,100	Prairiestar Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax series 2016, 5.750%, 12/01/46	12/21 at 103.00	N/R	3,122,909
15,865	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	12/20 at 103.00	N/R	16,332,542
16,450	Raindance Metropolitan District No 3, Town of Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	15,051,421
2,840	Raindance Metropolitan District No 3, Town of Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2018B, 8.125%, 12/15/47	12/23 at 103.00	N/R	2,643,955
3,475	Range View Estates Metropolitan District, Mead, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	2,966,086
515	Range View Estates Metropolitan District, Mead, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 7.750%, 12/15/49	3/25 at 103.00	N/R	445,377
900	Reata Ridge Village Metropolitan District 2, Parker, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	821,034
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018:
4,915	5.375%, 12/01/37	12/23 at 103.00	N/R	4,608,206
10,340	5.500%, 12/01/47	12/23 at 103.00	N/R	9,592,832
	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
475	4.750%, 12/01/35	12/24 at 100.00	N/R	448,367
3,195	5.000%, 12/01/44	12/24 at 100.00	N/R	2,988,667
3,220	Regency Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2019, 5.000%, 12/01/46	6/24 at 103.00	N/R	2,941,406
10,000	Regional Transportation District, Colorado, Certificates of Participation, Series 2014A, 5.000%, 6/01/44 – AGM Insured (UB) (5)	6/23 at 100.00	Aa3	10,978,600
	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust Series 2015-XF1031:
2,660	4.916%, 6/01/39, 144A (IF) (5)	6/23 at 100.00	AA-	3,718,467
3,750	4.916%, 6/01/44, 144A (IF) (5)	6/23 at 100.00	AA-	5,169,375
3,190	4.916%, 6/01/44, 144A (IF) (5)	6/23 at 100.00	AA-	4,396,968
2,745	4.916%, 6/01/44, 144A (IF) (5)	6/23 at 100.00	AA-	3,783,516

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 6,500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	$6,548,880
5,835	Rendezvous Metropolitan District 4, Timnath Town, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/48	12/23 at 103.00	N/R	5,388,039
5,629	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	5,162,243
1,325	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 5.125%, 12/01/45	12/26 at 100.00	N/R	1,237,510
3,300	Rex Ranch Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	3,003,396
1,400	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	1,481,592
510	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45 (Pre-refunded 12/15/20)	12/20 at 103.00	N/R (7)	547,286
464	Richards Farm Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 6.500%, 12/15/49	12/24 at 103.00	N/R	391,964
1,695	Ritoro Metropolitan District In the Town of Elizabeth, Elbert County, Colorado, Limited Tax , Convertible to Unlimited Tax, General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	1,457,107
1,080	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	5/20 at 100.00	N/R	1,079,827
2,935	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	9/24 at 103.00	N/R	2,449,199
628	Riverdale Ranch Metropolitan District, Thornton City, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	9/24 at 103.00	N/R	548,238
1,055	Sabell Metropolitan District, Arvada, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/50, 144A	3/25 at 103.00	N/R	905,812
2,345	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	2,157,892
509	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	485,484
	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding and Improvement Bonds Series 2018A:
550	5.125%, 12/01/37	12/23 at 103.00	N/R	529,848
1,000	5.125%, 12/01/43	12/23 at 103.00	N/R	944,310
635	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Refunding and Improvement Bonds Series 2018B, 7.250%, 12/15/35	12/23 at 103.00	N/R	595,008
2,900	Severance Shores Metropolitan District 4, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	2,924,389
804	Severance Shores Metropolitan District 4, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2020B, 8.250%, 12/15/49	3/25 at 103.00	N/R	751,716

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,225	Sheridan Station West Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017, 6.000%, 12/01/47	12/22 at 103.00	N/R	$1,107,621
1,710	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,697,278
1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Subordinate Series 2016B, 7.625%, 12/15/46	12/21 at 103.00	N/R	1,428,345
1,900	Silver Peaks Metropolitan District No 2, In the Town of Lochbuie, Weld County, Colorado, Limited Tax General Obligation Subordinate Bonds, Series 2018B, 7.250%, 12/15/47	12/23 at 103.00	N/R	1,773,612
2,000	Sky Ranch Community Authority Board, Arapahoe County, Colorado, Limited Tax Supported District 1 Revenue Bonds, Senior Series 2019A, 5.000%, 12/01/49	12/24 at 102.00	N/R	1,769,440
2,895	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,918,739
3,714	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	5/20 at 100.00	N/R	3,112,592
1,820	South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2018, 6.250%, 12/01/57	12/23 at 103.00	N/R	1,707,560
7,000	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	6,358,730
1,950	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 8.000%, 12/15/47	12/23 at 103.00	N/R	1,807,533
1,000	South Timnath Metropolitan District No 1, In the Town of Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.500%, 12/01/48	6/24 at 103.00	N/R	909,100
2,208	South Timnath Metropolitan District No 1, In the Town of Timnath, Larimer County, Colorado, Subordinate Limited Tax General Obligation Bonds, Series 2019B, 8.000%, 12/15/48	6/24 at 103.00	N/R	2,049,355
	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
810	5.000%, 12/01/36	12/21 at 103.00	N/R	813,005
1,220	5.000%, 12/01/46	12/21 at 103.00	N/R	1,190,086
7,205	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Convertible Capital Appreciation Series 2015, 6.500%, 12/01/42	12/20 at 103.00	N/R	6,161,140
5,202	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017, 7.750%, 12/15/42	12/20 at 103.00	N/R	4,479,390
6,175	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.375%, 12/01/47	12/22 at 103.00	N/R	5,557,006
1,105	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,016,954
1,355	Spring Valley Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/49	3/25 at 103.00	N/R	1,168,159
	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A:
1,500	5.000%, 12/01/37	12/22 at 103.00	N/R	1,435,425
9,100	5.125%, 12/01/47	12/22 at 103.00	N/R	8,446,711

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,084	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017B, 7.625%, 12/15/47	12/22 at 103.00	N/R	$998,310
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
250	4.000%, 12/01/29	12/24 at 103.00	N/R	231,373
2,520	5.000%, 12/01/49	12/24 at 103.00	N/R	2,287,606
3,000	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2019B, 8.000%, 12/15/49	12/24 at 103.00	N/R	2,571,510
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A:
2,695	5.500%, 12/01/35	12/20 at 103.00	N/R	2,760,219
4,500	5.750%, 12/01/45	12/20 at 103.00	N/R	4,623,480
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2017A:
1,715	5.000%, 12/01/30	12/22 at 102.00	N/R	1,710,678
9,000	5.000%, 12/01/38	12/22 at 102.00	N/R	8,712,900
1,045	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,063,559
4,500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2017B, 7.500%, 12/15/47	12/22 at 102.00	N/R	4,497,480
6,680	Sterling Ranch Metropolitan District 2, El Paso County, Colorado, General Obligation Bonds, Limited Tax Convertible Capital Appreciation Series 2015A, 0.000%, 12/01/45 (6)	12/22 at 102.00	N/R	5,765,508
4,915	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	5/20 at 102.00	N/R	4,628,455
2,275	Stone Creek Metropolitan District, In Douglas County Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	2,077,621
595	Stone Creek Metropolitan District, In Douglas County, Colorado, Subordinate General Obligation Limited Tax Bonds, Series 2018B, 7.875%, 12/15/47	12/23 at 103.00	N/R	553,053
7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (4)	5/20 at 100.00	N/R	1,200,000
2,305	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,324,201
2,704	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.250%, 12/01/45	12/21 at 103.00	N/R	2,707,948
6,275	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds,Subordinate Limited Tax General Obligation Bonds, Series 2018A, 5.250%, 12/01/47	12/22 at 103.00	N/R	5,619,702
1,360	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds,Subordinate Limited Tax General Obligation Bonds, Series 2018B, 8.000%, 12/15/47	12/22 at 103.00	N/R	1,249,962
1,935	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	1,939,025

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,680	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016A, 6.750%, 11/01/38	12/21 at 103.00	N/R	$1,617,252
	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A:
1,755	5.250%, 12/01/39	12/25 at 103.00	N/R	1,576,060
5,540	5.250%, 12/01/51	12/25 at 103.00	N/R	4,712,379
1,075	The Village at Dry Creek Metropolitan District No 2, In the City of Thornton, Adams County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2019, 4.375%, 12/01/44	9/24 at 103.00	N/R	903,280
1,315	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019, 5.000%, 12/01/49	9/24 at 103.00	N/R	1,243,109
	Thompson Crossing Metropolitan District 6, Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A:
985	6.000%, 12/01/44	12/20 at 103.00	N/R	944,113
784	7.750%, 12/15/44	12/20 at 103.00	N/R	763,922
6,420	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,444,011
	Timnath Ranch Metropolitan District 4, Larimer County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
1,500	5.250%, 12/01/37	12/23 at 103.00	N/R	1,387,590
2,850	5.375%, 12/01/47	12/23 at 103.00	N/R	2,592,901
953	Timnath Ranch Metropolitan District 4, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.750%, 12/15/47	12/23 at 103.00	N/R	883,746
	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A:
1,020	5.000%, 12/01/39	9/24 at 103.00	N/R	945,234
3,380	5.000%, 12/01/49	9/24 at 103.00	N/R	2,964,530
3,000	Triview Metropolitan District 4, El Paso County, Colorado, General Obligation Bonds, Limited Tax Series 2018, 5.750%, 12/01/48, 144A	12/23 at 103.00	N/R	2,909,640
1,605	Two Bridges Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.625%, 8/01/48	12/23 at 103.00	N/R	1,453,745
9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 0.775%, 12/01/37 (4)	4/20 at 100.00	N/R	1,814,500
970	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding Limited Tax Series 2016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	994,017
	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
4,870	5.375%, 12/01/39	12/23 at 103.00	N/R	4,706,222
28,375	5.500%, 12/01/48	12/23 at 103.00	N/R	27,266,389
1,400	Village at Southgate Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/48, 144A	12/23 at 103.00	N/R	1,270,066
764	Village at Southgate Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.750%, 12/15/40, 144A	12/23 at 103.00	N/R	712,017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,695	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 5.000%, 12/01/46	12/22 at 103.00	N/R	$1,503,601
245	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/46	12/22 at 103.00	N/R	223,533
1,750	Villas Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.125%, 12/01/48	12/23 at 103.00	N/R	1,578,990
690	Villas Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinae Lien Series 2018B, 7.750%, 12/15/48	12/23 at 103.00	N/R	635,890
4,145	Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	3,415,604
600	Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Subordinate Limited Tax Series 2019B, 7.750%, 12/15/49	12/24 at 103.00	N/R	518,886
1,690	Waterfall Metropolitan District 1, Larimer County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 6.500%, 12/01/46	12/21 at 103.00	N/R	1,633,824
2,211	Waterfall Metropolitan District 1, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.750%, 12/01/46	12/21 at 103.00	N/R	2,014,973
1,300	Westcreek Metropolitan District 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.375%, 12/01/48	6/24 at 103.00	N/R	1,162,525
1,500	Westown Metropolitan District, In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,358,490
849	Westown Metropolitan District, In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	780,418
1,965	Westview Metropolitan District, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2019A, 5.125%, 12/01/49	6/24 at 103.00	N/R	1,688,073
313	Westview Metropolitan District, Weld County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	6/24 at 103.00	N/R	278,786
	Whispering Pines Metropolitan District No1, In the City of Aurora, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2017A:
1,000	5.000%, 12/01/37	12/22 at 103.00	N/R	1,002,050
2,635	5.000%, 12/01/47	12/22 at 103.00	N/R	2,483,119
1,995	Whispering Pines Metropolitan District No1, In the City of Aurora, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	1,827,759
595	Wild Plum Metropolitan District, Columbine Valley, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	619,698
6,500	Wildwing Metropolitan District 5, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 5.375%, 12/01/48	12/23 at 103.00	N/R	5,996,640
1,707	Wildwing Metropolitan District 5, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.625%, 12/15/48	12/23 at 103.00	N/R	1,609,377

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A:
$ 1,240	5.000%, 12/01/39	9/24 at 103.00	N/R	$1,200,704
1,460	5.000%, 12/01/49	9/24 at 103.00	N/R	1,351,697
756	Willow Bend Metropolitan District, City of Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.625%, 12/15/49	9/24 at 103.00	N/R	668,848
3,700	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.000%, 12/01/49	12/24 at 103.00	N/R	3,249,895
650	Willow Springs Ranch Metropolitan District, Monument, El Paso County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49	12/24 at 103.00	N/R	559,208
3,265	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2017A, 6.500%, 12/01/47	12/27 at 103.00	N/R	3,332,585
1,635	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/27 at 103.00	N/R	1,507,944
	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019:
3,300	5.000%, 12/01/39	9/24 at 103.00	N/R	2,996,037
9,315	5.000%, 12/01/49	9/24 at 103.00	N/R	7,984,818
2,200	Yarrow Gardens Metropolitan District, In the City of Wheat Ridge, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2018A, 5.875%, 12/01/48	12/23 at 103.00	N/R	2,075,062
292	Yarrow Gardens Metropolitan District, In the City of Wheat Ridge, Jefferson County, Colorado, General Obligation Subordinate General Obligation Limited Tax Bonds, Series 2018B, 8.125%, 12/15/48, 144A	12/23 at 103.00	N/R	278,513
1,245	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017A, 6.250%, 12/01/47 (Pre-refunded 12/01/21)	12/21 at 103.00	N/R (7)	1,385,971
473	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 8.250%, 12/15/47 (Pre-refunded 12/15/21)	12/21 at 103.00	N/R (7)	542,460
1,919,422	Total Colorado			1,714,792,177
	Connecticut – 0.2%
7,050	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc, Series 2004, 7.950%, 4/01/26 (AMT)	5/20 at 100.00	Caa1	6,558,967
5,755	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2017R, 4.000%, 7/01/47 (UB) (5)	7/27 at 100.00	A-	6,083,553
5,335	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45 (UB) (5)	6/26 at 100.00	AA-	6,063,974
3,500	Great Pond Improvement District, Connecticut, Special Obligation Revenue Bonds, Great Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A	10/26 at 102.00	N/R	3,119,795
173,678	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 0.070%, 7/01/31 (cash 4.000%, PIK 2.050%) (4)	No Opt. Call	N/R	6,512,937
4,457	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2015A, 6.750%, 2/01/45, 144A	2/23 at 100.00	B	4,599,044

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	$ 5,286,600
204,775	Total Connecticut			38,224,870
	Delaware – 0.2%
17,960	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa2	18,065,246
1,100	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A, 5.000%, 6/01/51	6/26 at 100.00	BB	1,041,843
	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc Project, Series 2015A:
4,890	6.750%, 9/01/35, 144A	3/25 at 100.00	N/R	5,039,585
7,500	7.000%, 9/01/45, 144A	3/25 at 100.00	N/R	7,715,175
	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A:
1,100	5.000%, 7/01/40	1/28 at 100.00	BB+	1,068,540
1,450	5.000%, 7/01/48	1/28 at 100.00	BB+	1,372,338
6,132	Millsboro, Delaware, Special Obligation Bonds, Plantation Lakes Special Development District, Series 2018, 5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	6,018,435
1,350	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48	7/21 at 100.00	N/R	1,389,029
41,482	Total Delaware			41,710,191
	District of Columbia – 0.8%
2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BB+	2,651,461
314,990	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	5/20 at 20.04	N/R	56,304,462
	District of Columbia, Hospital Revenue Bonds, Children's Hospital Obligated Group, Refunding Series 2015:
5,000	5.000%, 7/15/40 (UB) (5)	1/26 at 100.00	A1	5,760,650
10,000	5.000%, 7/15/44 (UB) (5)	1/26 at 100.00	A1	11,456,600
2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc, Series 2011, 6.625%, 3/01/41 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	2,151,516
	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	B-	2,599,246
2,740	7.500%, 11/15/31	11/20 at 100.00	B-	2,750,960
1,000	7.875%, 11/15/40	11/20 at 100.00	B-	1,004,970
	District of Columbia, Revenue Bonds, Howard University, Refunding Series 2011A:
90	6.500%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	94,798
6,410	6.500%, 10/01/41	4/21 at 100.00	Ba2	6,459,870
35	6.500%, 10/01/41 (Pre-refunded 4/01/21) (UB) (5)	4/21 at 100.00	N/R (7)	36,866
2,465	6.500%, 10/01/41 (UB) (5)	4/21 at 100.00	Ba2	2,484,178

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 2016-XG0094:
$ 2,990	8.887%, 10/01/37 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	$3,088,790
35	8.887%, 10/01/37 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	36,156
2,472	8.891%, 10/01/37 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	2,553,873
28	8.891%, 10/01/37 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	28,927
1,725	8.891%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	1,783,167
615	8.891%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	635,701
1,230	8.891%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	1,271,402
1,230	8.891%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	1,271,402
20	8.891%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	20,673
25	8.891%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	25,843
10	8.891%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	10,337
20	8.891%, 10/01/41 (Pre-refunded 4/01/21), 144A (IF) (5)	4/21 at 100.00	N/R (7)	20,673
	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
580	5.000%, 7/01/32	7/24 at 103.00	N/R	572,640
800	5.000%, 7/01/37	7/24 at 103.00	N/R	768,648
3,100	5.000%, 7/01/52	7/24 at 103.00	N/R	2,810,739
20,000	District of Columbia, Revenue Bonds, Saint Paul on Fourth Street, Inc, Series 2019A, 5.250%, 5/15/55, 144A	5/30 at 100.00	N/R	16,279,800
565	District of Columbia, Revenue Bonds, Saint Paul on Fourth Street, Inc, Taxable Series 2019B, 7.000%, 5/15/24, 144A	No Opt. Call	N/R	554,084
27,750	District of Columbia, Revenue Bonds, The Freedom Forum, Series 2002A, 2.753%, 8/01/37 – NPFG Insured	4/20 at 100.00	Baa2	27,750,000
5,000	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/48 (AMT) (UB) (5)	10/28 at 100.00	AA-	5,756,350
418,195	Total District of Columbia			158,994,782
	Florida – 14.2%
6,375	Academical Village Community Development District, Davie, Florida, Special Assessment Revenue Bonds, Series 2020, 4.000%, 5/01/51	5/30 at 100.00	N/R	5,521,005
1,500	AH at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 6.250%, 11/01/46	11/39 at 100.00	N/R	1,626,780
	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	2,721,300
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,715,775
	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	9,597,659
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	11,158,982
7,500	8.125%, 11/15/46	11/21 at 100.00	N/R	6,504,975

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Alta Lakes Community Development District, Florida, Special Assessment Bonds, Series 2019:
$ 1,035	4.400%, 5/01/39	5/29 at 100.00	N/R	$967,632
1,200	4.625%, 5/01/49	5/29 at 100.00	N/R	1,111,464
2,085	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/20 at 100.00	N/R	2,126,325
2,700	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/20 at 100.00	N/R	2,725,569
1,750	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-A Series 2018A, 5.375%, 11/01/48	11/28 at 100.00	N/R	1,814,610
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-B Series 2018A:
2,530	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	2,593,882
4,220	5.375%, 11/01/49, 144A	11/29 at 100.00	N/R	4,366,561
1,600	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 5.000%, 5/01/36	5/28 at 100.00	N/R	1,617,152
	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Assessment Area 2 Series 2019A:
1,365	4.000%, 11/01/40	11/29 at 100.00	N/R	1,213,321
2,000	4.000%, 11/01/50	11/29 at 100.00	N/R	1,699,360
	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A:
415	5.000%, 11/01/34, 144A	11/27 at 100.00	N/R	427,168
1,000	5.125%, 11/01/48, 144A	11/27 at 100.00	N/R	1,025,040
750	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.750%, 5/01/48	5/31 at 100.00	N/R	820,095
2,010	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 6.000%, 5/01/48	5/31 at 100.00	N/R	2,209,995
3,235	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 2 Project, Series 2016, 5.250%, 5/01/47	5/26 at 100.00	N/R	3,464,750
	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 3 Project, Series 2018:
1,205	5.300%, 5/01/39	5/29 at 100.00	N/R	1,244,825
2,070	5.375%, 5/01/49	5/29 at 100.00	N/R	2,138,910
22,240	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	23,402,040
3,485	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,744,145
1,010	Aviary at Rutland Ranch Community Development District, Manatee County, Florida, Special Assessment Bonds, Area One Project, Series 2019, 4.625%, 6/01/49, 144A	6/29 at 100.00	N/R	958,813
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 2B, Series 2018:
570	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	589,175
935	5.000%, 11/01/49, 144A	11/29 at 100.00	N/R	953,457

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2018:
$ 3,340	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	$3,451,489
5,470	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	5,630,380
1,460	5.125%, 11/01/51, 144A	11/29 at 100.00	N/R	1,502,807
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 4, Series 2018:
480	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	496,022
820	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	844,042
2,595	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	N/R	2,647,653
1,675	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2018, 5.000%, 11/01/48, 144A	11/28 at 100.00	N/R	1,705,318
2,000	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	2,038,560
4,505	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 11/01/48	11/28 at 100.00	N/R	4,637,852
925	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 5.000%, 5/01/35	5/25 at 100.00	N/R	938,810
3,495	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,527,084
2,975	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	2,974,851
4,285	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 5.875%, 5/01/37	5/22 at 100.00	N/R	4,324,336
3,135	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 5.800%, 5/01/37	5/22 at 100.00	N/R	2,908,684
2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	2,684,529
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB	2,618,602
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB	1,084,235
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB	4,241,038
	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
80	5.000%, 11/01/36	11/25 at 100.00	N/R	80,500
8,380	5.000%, 11/01/46	11/25 at 100.00	N/R	8,367,430
120	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/20 at 100.00	N/R	120,086
	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1:
1,780	5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	1,834,557
2,060	5.625%, 11/01/49, 144A	11/29 at 100.00	N/R	2,133,357

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,380	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-2, 5.625%, 11/01/32, 144A	No Opt. Call	N/R	$3,385,881
4,100	Beaumont Community Development District 2, City of Wildwood, Florida, Special Assessment Bonds, Series 2019, 6.375%, 11/01/49, 144A	11/29 at 100.00	N/R	4,117,220
2,735	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/20 at 100.00	N/R	2,775,040
2,985	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	BBB	3,684,982
1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/33 at 100.00	N/R	1,113,040
	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A:
725	5.375%, 11/01/36	11/27 at 100.00	N/R	736,702
1,050	5.500%, 11/01/46	11/27 at 100.00	N/R	1,068,134
3,200	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.875%, 5/01/47	5/26 at 100.00	N/R	3,145,536
1,500	Blue Lake Community Development District, Lee County, Florida, Special Assessment Bonds, 2019 Project Series 2019, 4.500%, 6/15/49	6/29 at 100.00	N/R	1,441,005
30,055	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	30,279,210
1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34	5/27 at 100.00	N/R	1,003,580
	Boyette Park Community Development District, Florida, Special Assessment Bonds, Series 2018:
1,795	5.000%, 5/01/38, 144A	5/28 at 100.00	N/R	1,769,116
2,990	5.125%, 5/01/48, 144A	5/28 at 100.00	N/R	2,946,047
2,260	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/20 at 100.00	N/R	1,922,944
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 4.000%, 10/01/49 (AMT) (UB) (WI/DD, Settling 4/01/20)	10/29 at 100.00	A+	7,986,525
10,000	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 4.000%, 9/01/49 (AMT) (UB) (5)	9/29 at 100.00	A	10,805,400
	Bullfrog Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017:
1,325	5.125%, 11/01/38	11/27 at 100.00	N/R	1,326,179
1,910	5.250%, 11/01/47	11/27 at 100.00	N/R	1,912,273
2,000	Campo Bello Community Development District, Florida, Special Assessment Bonds, 2019 Project Series 2019, 4.000%, 12/15/49	12/29 at 100.00	N/R	1,719,760
6,830	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc Project, Series 2015, 5.875%, 7/01/40, 144A	7/25 at 100.00	N/R	6,598,121
350	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1, 5.125%, 10/01/21 – NPFG Insured	5/20 at 100.00	Baa2	350,133

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020:
$ 2,300	5.000%, 12/15/50, 144A	7/26 at 100.00	N/R	$2,161,563
2,845	5.000%, 12/15/55, 144A	7/26 at 100.00	N/R	2,640,103
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at Land O'Lakes Project, Series 2020A:
1,155	5.000%, 12/15/49, 144A	12/30 at 100.00	Ba1	1,074,046
1,075	5.000%, 12/15/54, 144A	12/30 at 100.00	Ba1	978,196
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove Classical Academy, Series 2019A:
750	5.125%, 7/01/39, 144A	1/29 at 100.00	N/R	705,458
10,455	5.250%, 7/01/49, 144A	1/29 at 100.00	N/R	9,593,926
1,000	5.375%, 7/01/54, 144A	1/29 at 100.00	N/R	924,440
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation, Inc Projects, Series 2018A:
1,000	5.375%, 6/15/38, 144A	6/28 at 100.00	N/R	1,017,490
1,970	5.375%, 6/15/48, 144A	6/28 at 100.00	N/R	1,973,073
1,890	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 8.250%, 1/01/44 (4)	1/21 at 103.00	N/R	1,209,600
720	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (4)	5/20 at 100.00	N/R	720,000
2,290	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, Coral Gardens Apartments Project, Series 2018A, 4.850%, 1/01/54	1/23 at 105.00	B+	1,825,748
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018:
730	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	681,849
4,030	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	3,713,161
3,955	6.375%, 8/15/53, 144A	8/28 at 100.00	N/R	3,634,645
4,990	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	5,056,567
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
3,490	5.375%, 7/01/37, 144A	7/27 at 100.00	Ba1	3,564,197
4,820	5.500%, 7/01/47, 144A	7/27 at 100.00	Ba1	4,879,864
5,750	Capital Trust Agency, Florida, Revenue Bonds, Palm Coast Senior Living Community Project, Series 2017A, 7.000%, 10/01/49, 144A	4/24 at 103.00	N/R	4,519,155
45,240	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	46,976,311
10,500	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	9,974,895
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A:
1,000	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	950,180
5,425	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	5,010,313

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A:
$ 1,090	5.000%, 10/15/47, 144A	10/27 at 100.00	Ba2	$1,027,794
895	5.000%, 10/15/52, 144A	10/27 at 100.00	Ba2	832,601
	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A:
1,030	5.000%, 10/15/39, 144A	10/27 at 100.00	Ba2	1,006,125
1,125	5.000%, 10/15/49, 144A	10/27 at 100.00	Ba2	1,055,768
1,345	5.000%, 10/15/54, 144A	10/27 at 100.00	Ba2	1,245,362
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc Project, Series 2017:
1,860	5.375%, 8/01/32, 144A	8/24 at 103.00	N/R	1,612,880
2,735	5.625%, 8/01/37, 144A	8/24 at 103.00	N/R	2,316,791
11,680	5.875%, 8/01/52, 144A	8/24 at 103.00	N/R	9,489,299
	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015:
780	5.625%, 11/01/36	11/26 at 100.00	N/R	800,927
1,865	5.750%, 11/01/47	11/26 at 100.00	N/R	1,925,295
	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
625	5.125%, 5/01/38	5/28 at 100.00	N/R	619,750
1,235	5.250%, 5/01/49	5/28 at 100.00	N/R	1,221,921
2,475	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/20 at 100.00	N/R	2,474,926
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
4,005	5.000%, 5/01/34	5/24 at 100.00	N/R	4,054,902
9,745	5.125%, 5/01/45	5/24 at 100.00	N/R	9,803,373
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017:
1,675	5.000%, 5/01/32, 144A	5/27 at 100.00	N/R	1,707,478
4,000	5.000%, 5/01/48, 144A	5/27 at 100.00	N/R	3,853,800
1,200	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016, 4.750%, 12/15/46	12/26 at 100.00	N/R	1,213,656
750	Century Park South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2020, 3.750%, 5/01/40	5/30 at 100.00	N/R	669,308
	Chaparral of Palm Bay Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area One Project, Series 2020A-1:
1,235	4.000%, 5/01/40	5/30 at 100.00	N/R	1,114,254
1,915	4.000%, 5/01/50	5/30 at 100.00	N/R	1,634,701
1,590	Chaparral of Palm Bay Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area One Project, Series 2020A-2, 4.000%, 5/01/31	No Opt. Call	N/R	1,448,379
4,000	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2015, 5.500%, 10/01/36, 144A (AMT)	10/25 at 100.00	N/R	4,287,120

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 6,220	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)	10/27 at 100.00	N/R	$6,731,471
	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019:
500	4.750%, 6/15/39, 144A	6/29 at 100.00	N/R	500,335
1,000	5.000%, 6/15/49, 144A	6/29 at 100.00	N/R	1,000,660
2,650	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 4.500%, 5/01/32	5/27 at 100.00	N/R	2,671,756
2,950	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/20 at 100.00	N/R	2,949,764
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
500	5.250%, 6/01/28	6/23 at 100.00	BBB-	515,315
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB-	2,203,421
	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	7.750%, 5/15/35, 144A (4)	5/24 at 100.00	N/R	6,970,000
5,000	8.000%, 5/15/37, 144A (4)	5/24 at 100.00	N/R	4,356,250
1,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2015A, 6.500%, 5/15/49, 144A (4)	5/25 at 100.00	N/R	871,250
	Collier County Industrial Development Authority, Florida, Facilities Revenue Bonds, Gulf Coast Charter Academy, Series 2017A:
1,110	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	1,033,466
2,205	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	1,960,466
	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2:
925	4.625%, 5/01/35	5/26 at 100.00	N/R	931,928
500	4.750%, 5/01/46	5/26 at 100.00	N/R	506,170
	Copper Creek Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2019:
500	4.750%, 11/01/38, 144A	11/31 at 100.00	N/R	501,750
1,000	5.000%, 11/01/49, 144A	11/31 at 100.00	N/R	1,003,450
2,520	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/20 at 100.00	N/R	2,556,893
	Copperspring Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2019:
500	4.000%, 12/15/39	12/29 at 100.00	N/R	460,765
1,000	4.250%, 12/15/49	12/29 at 100.00	N/R	911,890
1,670	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/20 at 100.00	N/R	1,438,622
	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
3,080	5.000%, 11/01/38, 144A	11/32 at 100.00	N/R	3,138,520
6,285	5.125%, 11/01/50, 144A	11/32 at 100.00	N/R	6,475,184

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Creek Preserve Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
$ 2,500	4.700%, 11/01/39, 144A	11/29 at 100.00	N/R	$2,460,900
4,010	4.750%, 11/01/49, 144A	11/29 at 100.00	N/R	3,896,918
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
790	5.250%, 11/01/37	11/28 at 100.00	N/R	816,536
2,020	5.600%, 11/01/46	11/28 at 100.00	N/R	2,113,869
75	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	76,236
	Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018:
2,340	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	2,419,677
3,440	5.375%, 11/01/50, 144A	11/29 at 100.00	N/R	3,527,582
2,745	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-2, 7.000%, 5/01/30	5/24 at 100.00	N/R	2,930,699
2,305	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-3, 6.500%, 5/01/44	5/24 at 100.00	N/R	2,412,920
10,000	Currents Community Development District, Collier County, Florida, Bond Anticipation Note, Series 2019, 4.500%, 11/01/20	10/20 at 100.00	N/R	10,001,400
2,635	Cypress Bluff Community Development District, Florida, Special Assessment Bonds, Series 2019, 5.100%, 5/01/48	5/29 at 100.00	N/R	2,646,304
165	Cypress Creek Community Development District, Hillborough County, Florida, Capital Improvement Bonds, Subordinate Lien, Series 2017A, 6.000%, 5/01/45	5/32 at 100.00	N/R	163,373
	Cypress Mill Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020:
1,605	4.000%, 6/15/40	6/30 at 100.00	N/R	1,467,227
2,000	4.000%, 6/15/50	6/30 at 100.00	N/R	1,728,960
	Cypress Preserve Community Development District, Pasco County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2019:
1,490	4.000%, 11/01/39	11/29 at 100.00	N/R	1,327,530
3,185	4.125%, 11/01/50	11/29 at 100.00	N/R	2,741,712
	Downden West Community Development District, Florida, Revenue Bonds Series 2018:
1,000	5.400%, 5/01/39, 144A	5/29 at 100.00	N/R	1,046,070
3,205	5.550%, 5/01/49, 144A	5/29 at 100.00	N/R	3,354,225
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area One, Series 2018A:
4,000	5.000%, 5/01/38, 144A	5/28 at 100.00	N/R	3,966,280
8,090	5.100%, 5/01/48, 144A	5/28 at 100.00	N/R	8,022,691
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area Two, Series 2018:
1,895	4.750%, 12/15/38, 144A	12/32 at 100.00	N/R	1,883,971
5,310	5.000%, 12/15/48, 144A	12/32 at 100.00	N/R	5,272,246

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
$ 935	5.300%, 5/01/36	5/26 at 100.00	N/R	$943,172
1,430	5.500%, 5/01/45	5/26 at 100.00	N/R	1,453,266
1,955	5.500%, 5/01/46	5/26 at 100.00	N/R	1,986,808
8,825	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.750%, 5/01/36	5/22 at 100.00	N/R	8,952,433
90	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	91,670
3,205	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	3,250,992
	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019:
500	4.750%, 11/01/39	11/29 at 100.00	N/R	500,365
1,000	5.000%, 11/01/49	11/29 at 100.00	N/R	1,004,490
	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series 2018:
1,650	5.125%, 5/01/39	5/29 at 100.00	N/R	1,711,166
2,770	5.250%, 5/01/49	5/29 at 100.00	N/R	2,854,596
	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-1:
3,290	5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	3,461,442
6,405	5.750%, 11/01/49, 144A	11/29 at 100.00	N/R	6,773,352
3,995	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-2, 5.600%, 11/01/29, 144A	No Opt. Call	N/R	4,070,106
4,000	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.375%, 11/01/48	11/27 at 100.00	N/R	4,001,040
820	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.250%, 11/01/29	No Opt. Call	N/R	801,870
	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018A:
3,540	5.500%, 11/01/29, 144A	No Opt. Call	N/R	3,519,291
1,000	5.500%, 5/01/39, 144A	5/29 at 100.00	N/R	1,032,790
2,000	5.625%, 5/01/49, 144A	5/29 at 100.00	N/R	2,066,380
45,230	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A, 3.000%, 8/15/50 – AGM Insured (UB) (5)	2/30 at 100.00	BBB	44,642,915
	Esplanade Lake Club Community Development District, Lee County, Florida, Capital Improvement Bonds, Series 2019A-1:
2,175	4.000%, 11/01/40	11/29 at 100.00	N/R	1,948,996
3,980	4.125%, 11/01/50	11/29 at 100.00	N/R	3,459,615
1,100	Esplanade Lake Club Community Development District, Lee County, Florida, Capital Improvement Bonds, Series 2019A-2, 4.125%, 11/01/50	11/29 at 100.00	N/R	955,394

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,300	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	$4,942,635
	Evergreen Community Development District, Florida, Special Assessment Bonds, Series 2019:
1,245	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	1,251,424
2,410	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	2,423,496
500	Finley Woods Community Development District, Florida, Capital Improvement Bonds, Series 2020, 4.200%, 5/01/50	5/30 at 100.00	N/R	442,065
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
4,065	7.625%, 12/15/31	12/21 at 101.00	N/R	4,240,811
13,615	7.750%, 6/15/42	12/21 at 101.00	N/R	14,112,084
1,425	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Charter School, Series 2019A, 6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	1,197,242
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A:
765	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	669,704
1,510	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	1,268,657
830	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A, 6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	697,341
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A:
6,025	6.250%, 7/01/34	7/24 at 100.00	N/R	6,122,846
9,780	6.500%, 7/01/44	7/24 at 100.00	N/R	9,974,426
3,935	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A	7/27 at 100.00	N/R	3,662,777
155	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017B, 7.250%, 7/01/20, 144A	No Opt. Call	N/R	155,129
165	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Taxable Series 2014B, 7.000%, 7/01/20	No Opt. Call	N/R	165,036
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C:
9,160	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	8,314,440
14,575	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	12,915,928
255	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Taxable Series 2017D, 7.250%, 7/01/20, 144A	No Opt. Call	N/R	255,189

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc Projects, Series 2016A:
$ 6,405	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	$5,726,710
8,210	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	8,657,281
7,735	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	6,772,998
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
1,250	5.875%, 6/15/34, 144A	6/24 at 100.00	N/R	1,150,813
6,275	6.000%, 6/15/44, 144A	6/24 at 100.00	N/R	5,642,668
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies of Pasco County Inc, Series 2020A, 5.000%, 1/01/50, 144A	1/27 at 100.00	N/R	3,621,880
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
355	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	367,769
8,500	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	8,726,185
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	B+	1,511,580
10,840	6.000%, 9/15/40	9/20 at 100.00	B+	10,900,379
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2011A:
5,000	7.000%, 6/15/26	6/21 at 100.00	B+	5,345,150
5,275	7.500%, 6/15/33	6/21 at 100.00	B+	5,670,519
17,150	7.625%, 6/15/41	6/21 at 100.00	B+	18,461,460
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
3,500	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	3,527,580
15,070	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	15,058,999
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A:
18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	20,384,725
5,000	8.500%, 6/15/44	6/23 at 100.00	N/R	5,535,600
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A:
2,110	6.000%, 6/15/34	6/24 at 100.00	N/R	2,168,806
6,115	6.125%, 6/15/44	6/24 at 100.00	N/R	6,233,142
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc Projects, Series 2017A:
3,225	6.000%, 6/15/37, 144A	6/27 at 100.00	N/R	3,130,475
6,290	6.125%, 6/15/47, 144A	6/27 at 100.00	N/R	5,990,093

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
$ 129,560	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/20 at 105.00	N/R	$114,851,053
558,070	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/20 at 105.00	N/R	493,518,043
14,500	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus Properties LLC Project, Series 2019, 7.000%, 12/01/48, 144A	12/23 at 105.00	N/R	12,544,965
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
3,850	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	3,656,383
4,200	5.000%, 6/01/48, 144A	6/28 at 100.00	N/R	4,028,304
4,030	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,071,751
	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 4 Project, Series 2015:
1,250	5.125%, 11/01/36	11/26 at 100.00	N/R	1,263,050
1,500	5.375%, 11/01/46	11/26 at 100.00	N/R	1,518,975
	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016:
1,740	4.875%, 11/01/37	11/26 at 100.00	N/R	1,731,561
2,465	5.000%, 11/01/46	11/26 at 100.00	N/R	2,443,012
	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 6 Project, Series 2017:
565	5.000%, 11/01/38	11/28 at 100.00	N/R	578,035
840	5.000%, 11/01/47	11/28 at 100.00	N/R	856,405
	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 7 & 8 Project, Series 2019:
2,025	4.125%, 11/01/39	11/29 at 100.00	N/R	1,862,332
2,580	4.375%, 11/01/49	11/29 at 100.00	N/R	2,356,366
4,250	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,556,170
	Forest Brooke Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017:
1,000	5.000%, 12/15/37	12/27 at 100.00	N/R	1,016,150
2,000	5.125%, 12/15/46	12/27 at 100.00	N/R	2,032,280
10,755	Fort Lauderdale, Florida, General Obligation Bonds, Parks & Recreation Projects, Series 2020A, 3.000%, 7/01/49 (UB) (5)	7/29 at 100.00	Aa1	11,108,517
	FRERC Community Development District, Ocoee, Florida, Special Assessment Bonds, Series 2020:
5,720	5.375%, 11/01/40	11/29 at 100.00	N/R	5,371,023
8,390	5.500%, 11/01/50	11/29 at 100.00	N/R	7,820,571
1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	1,716,113
220	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	227,898

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 5.000%, 5/01/44	5/24 at 100.00	N/R	$3,074,070
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 5.000%, 5/01/39	5/24 at 100.00	N/R	1,024,690
2,095	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	2,064,874
4,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%, 5/01/45	5/24 at 100.00	N/R	4,756,320
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	1,082,270
	Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2019A:
2,000	4.750%, 11/01/39	11/29 at 100.00	N/R	1,984,260
4,000	5.000%, 11/01/50	11/29 at 100.00	N/R	4,020,640
14,890	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2019A, 4.000%, 10/01/49 (AMT) (UB) (5)	10/29 at 100.00	AA-	15,755,705
8,830	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (AMT)	5/23 at 100.00	N/R	8,586,733
1,530	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	1,536,457
	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A:
1,415	5.000%, 11/01/28	No Opt. Call	N/R	1,422,287
10,100	5.875%, 11/01/47	11/32 at 100.00	N/R	10,521,372
4,365	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017B, 6.000%, 11/01/29	No Opt. Call	N/R	4,334,401
	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 1 Project, Series 2017:
890	4.625%, 11/01/37	11/27 at 100.00	N/R	893,738
1,120	5.000%, 11/01/47	11/27 at 100.00	N/R	1,137,349
	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016:
1,255	4.500%, 5/01/36	5/26 at 100.00	N/R	1,227,741
2,400	4.625%, 5/01/46	5/26 at 100.00	N/R	2,341,872
4,900	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	4,964,337
	Harmony West Community Development District, Osceloa County, Florida, Special Assessment Revenue Bonds, Assessment Area One, Series 2018:
935	5.100%, 5/01/38, 144A	5/32 at 100.00	N/R	964,275
1,870	5.250%, 5/01/49, 144A	5/32 at 100.00	N/R	1,929,990

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019:
$ 1,000	3.875%, 11/01/39	11/29 at 100.00	N/R	$884,550
2,245	4.000%, 11/01/51	11/29 at 100.00	N/R	1,893,455
	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 2, Series 2019:
140	4.000%, 11/01/39	11/29 at 100.00	N/R	123,904
515	4.250%, 11/01/51	11/29 at 100.00	N/R	443,765
	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017:
2,620	5.000%, 1/01/38	1/27 at 100.00	N/R	2,642,742
6,550	5.000%, 1/01/50	1/27 at 100.00	N/R	6,549,541
3,900	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2018, 5.125%, 1/01/50	1/29 at 100.00	N/R	3,934,125
760	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 5.000%, 11/01/34	11/24 at 100.00	N/R	756,975
430	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.250%, 5/01/38	5/27 at 100.00	N/R	437,091
	Heritage Harbour North Community Development District, Florida, Special Assessment Bond, Series 2014:
1,200	5.000%, 5/01/34	5/29 at 101.00	N/R	1,252,236
2,170	5.125%, 5/01/45	5/29 at 101.00	N/R	2,275,267
725	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2017A-2, 5.000%, 5/01/36, 144A	5/27 at 100.00	N/R	775,931
2,410	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Four, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	2,370,090
1,710	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	1,681,682
4,500	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area One, Series 2016A-1, 6.250%, 11/01/47	11/36 at 100.00	N/R	5,206,410
	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1:
810	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	837,767
1,185	5.375%, 11/01/49, 144A	11/29 at 100.00	N/R	1,231,499
2,350	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	2,644,643
	Hidden Creek North Community Development District, Florida, Special Assessment Bonds, 2019 Project, Series 2019A-1:
3,700	4.500%, 11/01/29	No Opt. Call	N/R	3,499,534
1,955	4.250%, 11/01/40	11/29 at 100.00	N/R	1,740,087
3,000	4.500%, 11/01/50	11/29 at 100.00	N/R	2,650,860
530	Highland Meadows Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.500%, 5/01/36	5/20 at 100.00	N/R	464,884

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,430	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Area 4B/C Project, Series 2017, 5.000%, 11/01/48	11/27 at 100.00	N/R	$1,447,317
	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Area 5 Project, Series 2017:
390	5.375%, 11/01/37	11/27 at 100.00	N/R	397,145
795	5.500%, 11/01/47	11/27 at 100.00	N/R	806,766
325	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Area 6 Project, Series 2017, 5.500%, 11/01/47	11/27 at 100.00	N/R	330,418
	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Assessment Area 7/7A Project, Series 2019:
510	4.200%, 11/01/39	11/29 at 100.00	N/R	473,158
1,755	4.375%, 11/01/50	11/29 at 100.00	N/R	1,600,630
	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Series 2019:
1,960	4.875%, 11/01/39, 144A	11/29 at 100.00	N/R	1,990,674
2,630	5.000%, 11/01/49, 144A	11/29 at 100.00	N/R	2,671,685
	Highlands Community Development District, Hillborough County, Florida, Special Assessment Bonds, Assessment Area 4 Project, Series 2018:
855	5.250%, 6/15/39, 144A	12/29 at 100.00	N/R	853,906
1,465	5.375%, 6/15/49, 144A	12/29 at 100.00	N/R	1,459,521
3,350	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/20 at 100.00	BB	3,350,469
	Hunter's Ridge Community Development District 1, Flagler County, Florida, Special Assessment Bonds, Assessment Area 1, Series 2019:
465	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	467,088
700	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	701,806
	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015:
1,950	5.000%, 11/01/35	11/25 at 100.00	N/R	1,968,798
2,990	5.125%, 11/01/45	11/25 at 100.00	N/R	3,002,080
	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017:
990	4.625%, 11/01/37	11/27 at 100.00	N/R	965,587
990	5.000%, 11/01/47	11/27 at 100.00	N/R	991,198
2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 2015-XF0062, 3.700%, 10/01/41, 144A (IF)	10/21 at 100.00	A3	3,120,712
	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel O-1 Project, Series 2014:
490	5.125%, 11/01/34	11/24 at 100.00	N/R	490,711
895	5.375%, 11/01/44	11/24 at 100.00	N/R	902,572

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014:
$ 610	5.125%, 11/01/34	11/24 at 100.00	N/R	$610,885
1,030	5.375%, 11/01/44	11/24 at 100.00	N/R	1,038,714
3,615	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/20 at 100.00	N/R	3,617,458
	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016:
1,025	4.625%, 5/01/36	5/26 at 100.00	N/R	1,000,943
1,870	5.000%, 5/01/47	5/26 at 100.00	N/R	1,849,935
	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2017:
1,255	4.625%, 5/01/37	5/27 at 100.00	N/R	1,226,361
2,200	5.000%, 5/01/48	5/27 at 100.00	N/R	2,162,490
2,385	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/32	5/25 at 100.00	N/R	2,377,416
	Lake County, Florida, Educational Facilities Revenue Bonds, Imagine South Lake Charter School Project, Series 2019A:
825	5.000%, 1/15/49, 144A	7/29 at 100.00	N/R	786,258
825	5.000%, 1/15/54, 144A	7/29 at 100.00	N/R	771,499
1,190	Lake Powell Residential Golf Community Development District, Bay County, FLorida, Special ASsessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	11/23 at 100.00	N/R	1,214,574
8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,598,489
	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
4,600	5.250%, 11/01/33	11/22 at 100.00	N/R	4,731,468
3,155	5.750%, 11/01/42	11/22 at 100.00	N/R	3,290,728
2,940	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.750%, 5/01/45	5/25 at 100.00	N/R	2,996,566
	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,610	5.000%, 5/01/38	5/28 at 100.00	N/R	1,634,762
2,665	5.100%, 5/01/48	5/28 at 100.00	N/R	2,696,980
	Lakeside Preserve Community Development District, Lakeland, Florida, Special Assessment Bonds, Series 2019:
980	4.875%, 5/01/39	5/29 at 100.00	N/R	983,469
1,365	5.000%, 5/01/49	5/29 at 100.00	N/R	1,363,376
805	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Cresswind Project, Series 2019, 4.500%, 5/01/49	5/29 at 100.00	N/R	758,543
2,965	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 5.125%, 5/01/47, 144A	5/27 at 100.00	N/R	3,015,020
1,250	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Isles Lakewood Ranch Project, Series 2019, 4.875%, 5/01/49	5/29 at 100.00	N/R	1,251,038

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
$ 970	4.875%, 5/01/35	5/25 at 100.00	N/R	$987,169
700	4.875%, 5/01/45	5/25 at 100.00	N/R	704,508
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016:
4,095	5.000%, 5/01/36	5/26 at 100.00	N/R	4,219,570
100	5.125%, 5/01/46	5/26 at 100.00	N/R	103,063
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1A, Series 2018:
1,170	5.000%, 5/01/38	5/28 at 100.00	N/R	1,176,072
2,550	5.100%, 5/01/48	5/28 at 100.00	N/R	2,565,096
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1B, Series 2018:
2,250	5.300%, 5/01/39	5/29 at 100.00	N/R	2,311,920
4,000	5.450%, 5/01/48	5/29 at 100.00	N/R	4,149,120
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northwest Sector Project, Series 2018:
1,200	5.500%, 5/01/39, 144A	5/29 at 100.00	N/R	1,264,800
1,995	5.650%, 5/01/48, 144A	5/29 at 100.00	N/R	2,115,698
1,755	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory Put 9/15/27)	9/20 at 100.00	N/R	1,771,883
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
9,465	5.250%, 6/15/27	5/20 at 100.00	BB-	9,465,663
35,550	5.375%, 6/15/37	5/20 at 100.00	BB-	34,102,759
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB-	2,627,467
4,700	5.750%, 6/15/42	6/22 at 100.00	BB-	4,601,535
5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc Project, Series 2012, 5.750%, 10/01/42	10/22 at 100.00	BB+	5,850,244
3,490	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc Project, Series 2014, 5.500%, 10/01/47	10/22 at 102.00	BB+	3,616,303
	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A:
790	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	734,637
2,000	5.625%, 12/01/37, 144A	12/22 at 105.00	N/R	1,833,260
7,650	5.750%, 12/01/52, 144A	12/22 at 105.00	N/R	6,828,696
12,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Refunding Fixed Rate Mode Series 2019A-1, 4.000%, 4/01/49 (UB) (5)	4/29 at 100.00	A2	12,800,760

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 211	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/20 at 100.00	N/R	$210,994
	Lucerne Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019:
1,070	4.625%, 5/01/39	5/29 at 100.00	N/R	1,045,219
1,230	4.750%, 5/01/50	5/29 at 100.00	N/R	1,192,706
1,465	Lynwood Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019, 4.375%, 6/15/49	6/29 at 100.00	N/R	1,343,991
	Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019:
5,585	4.375%, 5/01/40	5/30 at 100.00	N/R	4,985,953
7,825	4.500%, 5/01/51	5/30 at 100.00	N/R	6,801,177
4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/49 (4)	No Opt. Call	N/R	765,000
	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015:
1,000	5.375%, 5/01/35	5/26 at 100.00	N/R	1,017,350
3,740	5.625%, 5/01/46	5/26 at 100.00	N/R	3,841,130
1,890	Marshall Creek Community Development District, Saint Johns County, Florida, Capital Improvement and Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/32	5/25 at 100.00	N/R	1,883,139
410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34	5/24 at 100.00	N/R	435,941
	Mediterranea Community Development District, Riviera Beach, Florida, Special Assessment Bonds, Area 2 Project, Refunding & Improvement Series 2017:
1,130	4.750%, 5/01/37	5/28 at 100.00	N/R	1,159,188
2,700	5.000%, 5/01/48	5/28 at 100.00	N/R	2,750,787
	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015:
13,515	5.000%, 9/01/40 (UB) (5)	9/25 at 100.00	AA-	15,619,961
7,000	5.000%, 9/01/45 (UB) (5)	9/25 at 100.00	AA-	8,047,550
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
3,895	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	3,553,993
6,530	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	5,870,339
	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
13,005	5.125%, 11/01/39	11/27 at 100.00	N/R	12,923,459
15,255	5.250%, 11/01/49	11/27 at 100.00	N/R	14,808,486
10,635	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018B, 4.000%, 4/01/53 (UB) (5)	4/28 at 100.00	A-	11,237,154
3,250	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral Academy, Series 2018, 5.000%, 1/15/48	1/28 at 100.00	BBB-	3,436,517
4,720	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Inc , Series 2017, 5.000%, 9/15/44, 144A	9/27 at 100.00	BBB	5,062,106

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Project, Series 2014:
$ 1,000	5.000%, 9/15/34	9/24 at 100.00	BBB	$1,065,180
1,730	5.250%, 9/15/44	9/24 at 100.00	BBB	1,833,956
	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A:
1,500	5.750%, 9/15/35, 144A	9/25 at 100.00	N/R	1,444,980
3,500	6.000%, 9/15/45, 144A	9/25 at 100.00	N/R	3,350,480
2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 2016-XG0065, 5.449%, 10/01/41 (Pre-refunded 10/01/20), 144A (IF) (5)	10/20 at 100.00	A2 (7)	3,122,726
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018:
9,500	4.000%, 7/01/45 (UB) (5)	7/28 at 100.00	AA	10,621,285
18,515	4.000%, 7/01/48 (UB) (5)	7/28 at 100.00	AA	20,605,899
9,100	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B, 4.000%, 10/01/49 (UB) (5)	10/29 at 100.00	A+	10,180,261
	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2016-XG0030:
3,750	3.225%, 10/01/39 – AGM Insured (Pre-refunded 10/01/20), 144A (IF)	10/20 at 100.00	Aa3 (7)	4,046,100
855	3.225%, 10/01/39 – AGM Insured (Pre-refunded 10/01/20), 144A (IF)	10/20 at 100.00	Aa3 (7)	922,511
2,065	3.228%, 10/01/39 – AGM Insured (Pre-refunded 10/01/20), 144A (IF)	10/20 at 100.00	Aa3 (7)	2,227,846
	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
980	5.000%, 5/01/29	5/23 at 100.00	N/R	1,009,537
6,705	5.000%, 5/01/37	5/23 at 100.00	N/R	6,867,999
13,905	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	14,243,031
7,930	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 2 Series 2018A-2, 5.375%, 11/01/29	No Opt. Call	N/R	7,796,379
9,140	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24	11/20 at 100.00	N/R	9,147,586
1,415	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/22 at 100.00	N/R	1,438,687
2,985	Mitchell Ranch Community Development District, Pasco County, Florida, Special Assessment Bonds, 2019 Project Series 2019, 4.000%, 12/15/49	12/32 at 100.00	N/R	2,608,920
	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014:
1,555	5.250%, 11/01/35	11/24 at 100.00	N/R	1,629,593
2,660	5.625%, 11/01/45	11/24 at 100.00	N/R	2,805,023
	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2018:
1,555	5.000%, 11/01/38, 144A	11/28 at 100.00	N/R	1,551,377
2,655	5.125%, 11/01/48, 144A	11/28 at 100.00	N/R	2,647,380

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 870	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/20 at 100.00	N/R	$687,300
1,590	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/20 (4)	No Opt. Call	N/R	1,256,100
	North Boulevard Community Development District, Haines, Polk County, Florida, Special Assessment Bonds, Series 2019:
860	5.500%, 11/01/39	11/30 at 100.00	N/R	887,709
1,505	5.625%, 11/01/49	11/30 at 100.00	N/R	1,561,016
	North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019:
2,240	4.500%, 5/01/40	5/29 at 100.00	N/R	2,066,938
5,675	4.750%, 5/01/50	5/29 at 100.00	N/R	5,231,896
4,480	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Bay Unit Area, Series 2018, 4.875%, 5/01/38, 144A	5/28 at 100.00	N/R	4,535,059
8,065	North Springs Improvement District, Broward County, Florida, Water Management Bonds, Parkland Bay Unit Area, Series 2018, 5.000%, 5/01/48	5/28 at 100.00	N/R	8,220,332
2,025	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	2,114,161
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
2,700	5.000%, 8/01/34	8/24 at 100.00	N/R	2,798,334
5,700	5.000%, 8/01/46	8/24 at 100.00	N/R	5,821,809
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2017:
750	5.000%, 8/01/37	8/27 at 100.00	N/R	773,183
2,000	5.000%, 8/01/46	8/27 at 100.00	N/R	2,041,180
13,280	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	N/R	13,928,064
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2018A:
3,280	5.500%, 8/01/39	8/29 at 100.00	N/R	3,459,252
5,730	5.625%, 8/01/49	8/29 at 100.00	N/R	6,097,465
1,290	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.750%, 11/01/35	11/25 at 100.00	N/R	1,261,465
3,300	Ocean and Highway Port Authority, Florida, Port Facilities Revenue Bonds, Worldwide Terminals Fernandina, LLC Project, Series 2019, 5.500%, 12/01/49, 144A (AMT)	12/29 at 100.00	N/R	3,057,021
345	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Tender Option Bond Trust 2016-XF1056, 3.245%, 10/01/42, 144A (IF) (5)	4/22 at 100.00	A2	412,810
2,245	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 5.000%, 5/01/36	5/26 at 100.00	N/R	2,302,854
	Osceola Chain Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,040	5.125%, 5/01/38	5/28 at 100.00	N/R	1,043,245
1,130	5.250%, 5/01/48	5/28 at 100.00	N/R	1,133,514

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,000	Osceola Chain Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2020, 4.000%, 5/01/50	5/30 at 100.00	N/R	$847,990
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Capital Appreciation Series 2019A-2:
1,250	0.000%, 10/01/40	10/29 at 68.72	BBB-	650,863
3,905	0.000%, 10/01/41	10/29 at 66.18	BBB-	1,954,648
2,850	0.000%, 10/01/42	10/29 at 63.69	BBB-	1,368,827
4,425	0.000%, 10/01/43	10/29 at 61.27	BBB-	2,039,261
2,600	0.000%, 10/01/44	10/29 at 59.08	BBB-	1,150,916
4,675	0.000%, 10/01/45	10/29 at 56.95	BBB-	1,987,623
3,000	0.000%, 10/01/46	10/29 at 54.89	BBB-	1,225,530
4,860	0.000%, 10/01/47	10/29 at 52.89	BBB-	1,907,453
1,700	0.000%, 10/01/48	10/29 at 50.96	BBB-	641,240
3,250	0.000%, 10/01/49	10/29 at 49.08	BBB-	1,177,540
2,500	0.000%, 10/01/50	10/29 at 47.17	BBB-	867,700
3,000	0.000%, 10/01/51	10/29 at 45.32	BBB-	997,530
3,000	0.000%, 10/01/52	10/29 at 43.62	BBB-	957,420
3,000	0.000%, 10/01/53	10/29 at 41.97	BBB-	918,750
2,500	0.000%, 10/01/54	10/29 at 40.38	BBB-	734,550
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
500	6.750%, 6/01/24	6/22 at 102.00	N/R	525,940
1,000	6.850%, 6/01/26	6/22 at 102.00	N/R	1,052,210
1,000	7.000%, 6/01/29	6/22 at 102.00	N/R	1,051,670
5,000	7.375%, 6/01/44	6/22 at 102.00	N/R	5,243,700
11,600	7.500%, 6/01/49	6/22 at 102.00	N/R	12,177,564
11,345	Palm Beach County, Florida, First Mortgage Revenue Bonds, Tuscan Gardens of Delray Beach Project, Series 2018A, 4.750%, 10/01/47 (Mandatory Put 4/02/22)	10/23 at 103.00	N/R	11,118,100
7,115	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/51, 144A	4/29 at 100.00	Ba1	7,130,297
1,180	Palm Coast Park Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019, 4.300%, 5/01/50	5/30 at 100.00	N/R	1,030,647
3,500	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 2017, 5.000%, 5/01/39	5/27 at 100.00	BBB-	3,649,730
550	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	637,186
	Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2020:
800	3.875%, 5/01/40	5/30 at 100.00	N/R	687,656
1,000	4.100%, 5/01/50	5/30 at 100.00	N/R	836,240

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Parkland Preserve Community Development District, St Johns County, Florida, Special Assessment Revenue Bonds, Series 2019A:
$ 1,500	5.250%, 5/01/39	5/30 at 100.00	N/R	$1,402,185
3,250	5.375%, 5/01/50	5/30 at 100.00	N/R	2,981,127
2,000	Parkland Preserve Community Development District, St Johns County, Florida, Special Assessment Revenue Bonds, Series 2019B, 5.500%, 11/01/32	No Opt. Call	N/R	1,914,140
	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
175	4.875%, 5/01/22	No Opt. Call	N/R	177,231
1,360	5.375%, 5/01/31	5/22 at 100.00	N/R	1,397,985
8,920	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/20 at 100.00	N/R	8,931,864
2,269	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/20 at 100.00	N/R	1,786,689
1,000	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.700%, 5/01/37	5/27 at 100.00	N/R	1,037,640
	Portico Community Development District, Lee County, Florida, Special Assessment, Improvement Series 2020-2:
300	3.625%, 5/01/40	5/30 at 100.00	N/R	259,605
500	4.000%, 5/01/50	5/30 at 100.00	N/R	433,795
	Preserve at South Branch Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Phase 1 Series 2018:
500	5.250%, 11/01/38	11/29 at 100.00	N/R	505,730
1,000	5.375%, 11/01/49	11/29 at 100.00	N/R	1,011,450
2,400	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (AMT)	1/22 at 100.00	N/R	2,403,600
	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
180	5.750%, 11/01/22	No Opt. Call	N/R	186,350
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,385,225
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,168,870
	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015:
1,350	5.000%, 11/01/35	11/25 at 100.00	N/R	1,362,366
2,270	5.200%, 11/01/45	11/25 at 100.00	N/R	2,285,186
3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,346,232
7,490	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/33	5/25 at 100.00	N/R	7,619,427
	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
2,740	5.000%, 5/01/36	5/28 at 100.00	N/R	2,750,741
2,730	5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	2,730,764

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,530	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	$2,535,237
2,250	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017, 4.750%, 11/01/38, 144A	11/27 at 100.00	N/R	2,246,647
2,480	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,566,676
	Reunion West Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 5 Project, Series 2019:
1,000	4.500%, 5/01/39	5/29 at 100.00	N/R	951,930
2,000	4.625%, 5/01/50	5/29 at 100.00	N/R	1,872,080
2,800	Rhodine Road North Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019, 4.750%, 5/01/50	5/29 at 100.00	N/R	2,743,468
	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2016:
1,236	4.500%, 5/01/32	5/27 at 100.00	N/R	1,241,809
1,002	5.000%, 5/01/46	5/27 at 100.00	N/R	1,018,683
1,395	Rivers Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 5.000%, 5/01/38	5/28 at 100.00	N/R	1,394,623
	Rivington Community Development District, Debary, Florida, Special Assessment Revenue Bonds, 2020 Assessment Area, Series 2020:
2,090	3.750%, 5/01/40	5/30 at 100.00	N/R	1,833,975
3,260	4.000%, 5/01/50	5/30 at 100.00	N/R	2,773,445
	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1:
585	5.450%, 5/01/31	5/26 at 100.00	N/R	518,883
820	5.600%, 5/01/37	5/26 at 100.00	N/R	705,069
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,000	5.875%, 11/01/37	11/27 at 100.00	N/R	1,086,080
1,000	6.000%, 11/01/47	11/27 at 100.00	N/R	1,091,380
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2018:
2,000	5.375%, 11/01/38, 144A	11/29 at 100.00	N/R	2,083,500
3,760	5.500%, 11/01/49, 144A	11/29 at 100.00	N/R	3,916,078
1,900	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	2,121,635
1,700	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	1,782,025
	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017:
1,000	4.750%, 11/01/37, 144A	11/27 at 100.00	N/R	998,680
1,250	5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	1,251,700
3,520	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	5/20 at 100.00	N/R	3,520,493

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Shell Point Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Refunding Series 2019:
$ 1,500	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	$1,536,180
3,000	5.375%, 11/01/49, 144A	11/29 at 100.00	N/R	3,066,900
	Shingle Creek Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area 2 Series 2019:
2,500	4.750%, 5/01/39	5/29 at 100.00	N/R	2,501,725
4,000	5.000%, 5/01/49	5/29 at 100.00	N/R	4,002,720
	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1A, Series 2018A-1:
390	5.250%, 11/01/38, 144A	11/28 at 100.00	N/R	406,029
580	5.375%, 11/01/48, 144A	11/28 at 100.00	N/R	609,336
1,620	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1B, Refunding Series 2018A-2, 5.500%, 5/01/49, 144A	No Opt. Call	N/R	1,636,135
310	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.500%, 11/01/47, 144A	11/27 at 100.00	N/R	315,155
2,025	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 5.000%, 5/01/38	5/24 at 101.00	N/R	2,024,818
4,000	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017A, 5.250%, 11/01/48	11/27 at 100.00	N/R	4,138,080
270	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017B, 5.350%, 11/01/29	No Opt. Call	N/R	278,586
	Solterra Resort Community Development District, Polk County, Florida, Special Assessment Bonds, Series 2018:
995	5.250%, 5/01/39	5/31 at 100.00	N/R	1,028,492
2,925	5.375%, 5/01/49	5/31 at 100.00	N/R	3,051,184
5,800	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/20 at 100.00	N/R	5,722,802
	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016:
65	5.000%, 5/01/29	5/27 at 100.00	N/R	66,294
785	5.375%, 5/01/37	5/27 at 100.00	N/R	806,297
2,740	5.625%, 5/01/47	5/27 at 100.00	N/R	2,829,790
	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2018:
1,510	5.000%, 5/01/38	5/28 at 100.00	N/R	1,541,861
3,750	5.375%, 5/01/49	5/28 at 100.00	N/R	3,884,437
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
36,610	4.000%, 8/15/42 (UB) (5)	8/27 at 100.00	A1	39,535,139
50,915	4.000%, 8/15/47 (UB) (5)	8/27 at 100.00	A1	53,860,942

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2:
$ 400	4.875%, 5/01/35	5/26 at 100.00	N/R	$406,972
100	5.000%, 5/01/38	5/26 at 100.00	N/R	102,229
2,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB	2,120,420
2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,115,266
	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
1,000	5.000%, 5/01/39	5/29 at 100.00	N/R	1,018,680
1,250	5.250%, 5/01/49	5/29 at 100.00	N/R	1,291,388
	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014:
2,125	5.125%, 11/01/34	11/24 at 100.00	N/R	2,172,281
3,265	5.500%, 11/01/44	11/24 at 100.00	N/R	3,386,066
	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
1,525	5.125%, 11/01/37, 144A	11/27 at 100.00	N/R	1,564,894
3,000	5.250%, 11/01/47, 144A	11/27 at 100.00	N/R	3,084,810
2,225	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,299,893
2,000	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, 2019 Assessment Area Series 2019NM, 4.500%, 6/15/39	6/29 at 100.00	N/R	1,982,100
	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Parcel K Assessment Area, Series 2017:
1,270	4.625%, 12/15/38	12/28 at 100.00	N/R	1,276,299
1,930	5.000%, 12/15/47	12/28 at 100.00	N/R	1,967,326
2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,739,350
1,750	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.625%, 11/01/47	11/30 at 100.00	N/R	1,748,863
1,265	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	1,245,026
1,270	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	5/20 at 101.00	N/R	1,261,656
	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014:
2,730	5.125%, 11/01/34	11/29 at 100.00	N/R	2,943,049
3,945	5.500%, 11/01/44	11/29 at 100.00	N/R	4,359,067
870	Storey Creek Community Development District, Osceloa County, Florida, Special Assessment Bonds, Assessment Area 1 Project, Series 2019, 4.000%, 12/15/39	12/29 at 100.00	N/R	803,671

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,520	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area Three Project, Series 2019, 4.375%, 6/15/49, 144A	6/29 at 100.00	N/R	$1,407,763
	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-1:
500	5.250%, 11/01/38, 144A	11/28 at 100.00	N/R	520,550
1,320	5.375%, 11/01/48, 144A	11/28 at 100.00	N/R	1,374,754
1,050	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	1,057,371
	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 2 Project, Series 2020:
875	3.750%, 5/01/40	5/30 at 100.00	N/R	754,661
1,400	4.000%, 5/01/50	5/30 at 100.00	N/R	1,182,986
	Summit At Fern Hill Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
998	4.500%, 5/01/32	5/27 at 100.00	N/R	975,126
491	4.750%, 5/01/38	5/27 at 100.00	N/R	485,712
1,561	5.000%, 5/01/46	5/27 at 100.00	N/R	1,560,844
	Talavera Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2019:
495	4.350%, 5/01/40	5/29 at 100.00	N/R	459,840
775	4.500%, 5/01/50	5/29 at 100.00	N/R	708,280
	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016:
1,115	4.800%, 5/01/36	5/26 at 100.00	N/R	1,126,083
1,815	5.000%, 5/01/46	5/26 at 100.00	N/R	1,836,744
6,000	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019A-1, 4.750%, 5/01/50	5/29 at 100.00	N/R	5,580,540
	Timber Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
1,000	5.000%, 11/01/38, 144A	11/32 at 100.00	N/R	1,004,670
1,250	5.000%, 11/01/48, 144A	11/32 at 100.00	N/R	1,237,763
	Tohoqua Community Development District, Florida, Special Assessment Revenue Bonds, Series 2018:
1,020	4.700%, 5/01/38, 144A	5/28 at 100.00	N/R	1,001,681
1,075	4.800%, 5/01/48, 144A	5/28 at 100.00	N/R	1,049,136
11,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	9,302,340
	Tolomato Community Development District, Florida, Special Assessment Bonds, Expansion Parcel Project, Series 2018:
580	4.850%, 5/01/38, 144A	5/28 at 100.00	N/R	570,378
975	5.000%, 5/01/48, 144A	5/28 at 100.00	N/R	954,788

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
$ 340	6.375%, 5/01/20 (4)	No Opt. Call	N/R	$3
1,715	6.450%, 5/01/23 (4)	4/20 at 100.00	N/R	17
2,060	6.550%, 5/01/27 (4)	4/20 at 100.00	N/R	21
10,355	6.650%, 5/01/40 (4)	5/20 at 100.00	N/R	104
12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/20 at 100.00	N/R	121
5,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Senior Lien Series 2018A-2, 5.625%, 5/01/40, 144A	5/28 at 100.00	N/R	5,338,950
35,080	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/20 at 100.00	N/R	30,385,244
21,550	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/20 at 100.00	N/R	14,621,675
23,470	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)	5/20 at 100.00	N/R	235
2,340	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2018B-2, 5.125%, 5/01/39	5/28 at 100.00	N/R	2,354,508
3,235	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44	11/26 at 102.00	N/R	3,641,995
2,590	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2018, 5.500%, 11/01/49	11/32 at 100.00	N/R	2,663,375
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 2B Project, Series 2018:
515	5.375%, 5/01/38	5/29 at 100.00	N/R	522,802
945	5.500%, 5/01/49	5/29 at 100.00	N/R	955,008
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3A Project, Series 2018:
1,420	5.375%, 5/01/38	5/29 at 100.00	N/R	1,441,513
2,915	5.500%, 5/01/49	5/29 at 100.00	N/R	2,945,870
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3B Project, Series 2019:
900	4.375%, 5/01/39	5/30 at 100.00	N/R	848,601
1,225	4.625%, 5/01/50	5/30 at 100.00	N/R	1,139,630
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3C Project, Series 2019:
1,130	4.450%, 5/01/39	5/30 at 100.00	N/R	1,066,155
2,500	4.625%, 5/01/50	5/30 at 100.00	N/R	2,325,775
4,865	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.500%, 10/01/47	10/27 at 100.00	N/R	4,737,683
825	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016A-1, 5.375%, 11/01/36	11/28 at 100.00	N/R	852,151

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Assessment Area One - Phase 2 Project, Series 2018:
$ 725	5.250%, 11/01/39, 144A	11/30 at 100.00	N/R	$729,966
1,000	5.375%, 11/01/49, 144A	11/30 at 100.00	N/R	1,006,870
750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/43 – AGM Insured	11/32 at 100.00	N/R	866,100
	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019A:
1,400	4.625%, 5/01/39	5/29 at 100.00	N/R	1,308,090
2,800	4.750%, 5/01/50	5/29 at 100.00	N/R	2,546,124
2,785	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019B, 4.875%, 5/01/32	No Opt. Call	N/R	2,656,194
1,895	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	1,926,268
	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,100	5.375%, 5/01/38	5/28 at 100.00	N/R	1,143,208
3,370	5.500%, 5/01/49	5/28 at 100.00	N/R	3,518,920
2,000	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016, 4.750%, 11/01/47	11/26 at 100.00	N/R	1,969,320
1,660	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Downtown Neighborhood Assessment Area Series 2019, 4.000%, 11/01/50	11/29 at 100.00	N/R	1,445,744
	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels A, B & C, Series 2018:
1,400	5.000%, 11/01/39	11/29 at 100.00	N/R	1,412,250
2,500	5.125%, 11/01/49	11/29 at 100.00	N/R	2,521,775
	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels D, E & F, Series 2017:
3,955	4.625%, 11/01/38, 144A	11/27 at 100.00	N/R	3,902,834
4,630	4.750%, 11/01/48, 144A	11/27 at 100.00	N/R	4,567,078
	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
2,000	5.000%, 11/01/36	11/25 at 100.00	N/R	2,010,560
570	5.125%, 11/01/45	11/25 at 100.00	N/R	573,409
2,440	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 5.625%, 11/01/45	11/28 at 100.00	N/R	2,556,803
	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2:
1,000	5.000%, 5/01/37	5/28 at 100.00	A2	1,126,210
2,020	5.000%, 5/01/47	5/28 at 100.00	A2	2,269,187
12,375	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47	11/31 at 100.00	N/R	12,904,526

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,620	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47	11/31 at 100.00	N/R	$2,732,110
615	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.750%, 5/01/37	5/26 at 100.00	N/R	606,962
	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2017:
1,370	5.000%, 12/15/32, 144A	No Opt. Call	N/R	1,472,175
2,000	5.000%, 12/15/37, 144A	12/32 at 100.00	N/R	2,133,780
6,000	5.000%, 12/15/47, 144A	12/32 at 100.00	N/R	6,311,700
	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1:
255	5.375%, 11/01/37	11/27 at 100.00	N/R	260,638
1,000	5.500%, 11/01/46	11/27 at 100.00	N/R	1,017,250
2,000	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.500%, 11/01/47, 144A	11/28 at 100.00	N/R	2,097,360
55	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-2, 5.500%, 11/01/29, 144A	No Opt. Call	N/R	56,859
	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-1:
1,485	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	1,499,360
2,630	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	2,650,672
3,770	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-2, 5.250%, 11/01/32, 144A	No Opt. Call	N/R	3,651,810
	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,532,925
130	6.125%, 5/01/42	5/22 at 100.00	N/R	134,650
	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
85	5.000%, 5/01/23	5/22 at 100.00	N/R	86,327
2,740	5.500%, 5/01/34	5/22 at 100.00	N/R	2,800,143
1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,307,240
	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area One-Gardens East Project, Series 2018A:
1,135	5.000%, 11/01/39	11/29 at 100.00	N/R	1,162,637
1,080	5.000%, 11/01/39	11/29 at 100.00	N/R	1,106,298
1,850	5.125%, 11/01/49	11/29 at 100.00	N/R	1,900,061
1,765	5.125%, 11/01/49	11/29 at 100.00	N/R	1,812,761
1,900	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area Three, Four and Five, Series 2018B, 5.875%, 11/01/32	4/20 at 101.00	N/R	1,919,038
1,000	Verandah East Community Development District, Florida, Special Assessment Revenue Bonds, Refunding & Improvement Series 2016, 4.250%, 5/01/37	5/26 at 100.00	N/R	957,730

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,625	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	$4,693,311
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod A Project, Series 2017:
1,640	4.750%, 11/01/38	11/27 at 100.00	N/R	1,626,208
2,200	5.000%, 11/01/48	11/27 at 100.00	N/R	2,190,056
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod B Project, Series 2017:
1,300	4.750%, 11/01/38	11/27 at 100.00	N/R	1,289,067
1,800	5.000%, 11/01/48	11/27 at 100.00	N/R	1,791,864
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2017:
1,760	5.000%, 11/01/38	11/27 at 100.00	N/R	1,768,624
2,815	5.125%, 11/01/48	11/27 at 100.00	N/R	2,828,737
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2020:
580	4.000%, 5/01/40	5/30 at 100.00	N/R	518,746
1,000	4.000%, 5/01/50	5/30 at 100.00	N/R	840,900
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod D Project, Series 2020:
720	4.000%, 5/01/40	5/30 at 100.00	N/R	643,961
1,015	4.000%, 5/01/50	5/30 at 100.00	N/R	853,514
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod E Project, Series 2020:
580	4.000%, 5/01/40	5/30 at 100.00	N/R	518,746
1,030	4.000%, 5/01/50	5/30 at 100.00	N/R	866,127
	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2019:
1,005	4.625%, 5/01/39	5/29 at 100.00	N/R	982,488
2,000	4.875%, 5/01/50	5/29 at 100.00	N/R	1,980,200
270	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	BBB-	280,749
1,400	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Series 2016, 4.125%, 11/01/46	11/26 at 100.00	BBB-	1,463,966
	Waterset Central Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
1,925	5.125%, 11/01/38, 144A	11/28 at 100.00	N/R	1,916,010
4,000	5.250%, 11/01/49, 144A	11/28 at 100.00	N/R	3,976,640
	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014:
1,940	5.125%, 11/01/35	11/24 at 100.00	N/R	1,987,996
1,655	5.250%, 5/01/39	5/27 at 100.00	N/R	1,676,399

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,800	Wesbridge Community Development District, Pasco County, Florida, Special Assessment Bonds, 2019 Project, Series 2019, 4.250%, 11/01/49	11/29 at 100.00	N/R	$1,619,190
	West Port Community Development District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 1- 2020 Project, Series 2020:
925	4.000%, 5/01/40, 144A (WI/DD, Settling 4/02/20)	5/30 at 100.00	N/R	871,258
1,700	4.000%, 5/01/51, 144A (WI/DD, Settling 4/02/20)	5/30 at 100.00	N/R	1,534,760
	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 3, Refunding Series 2017:
1,115	4.400%, 5/01/32	5/27 at 100.00	N/R	1,089,411
2,685	5.000%, 5/01/32	5/27 at 100.00	N/R	2,732,927
2,080	4.500%, 5/01/34	5/27 at 100.00	N/R	2,034,739
3,475	5.000%, 5/01/37	5/27 at 100.00	N/R	3,476,911
	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Master Infrastructure, Series 2019:
3,030	4.750%, 5/01/39	5/29 at 100.00	N/R	3,028,636
6,500	5.000%, 5/01/50	5/29 at 100.00	N/R	6,562,530
710	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Village B Parcel, Series 2019, 5.000%, 5/01/50, 144A	5/29 at 100.00	N/R	679,136
	Westside Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Solara Phase 1 Assessment Area, Series 2018:
535	5.000%, 5/01/38, 144A	5/28 at 100.00	N/R	545,668
575	5.200%, 5/01/48, 144A	5/28 at 100.00	N/R	588,300
	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
2,020	4.625%, 11/01/38, 144A	11/27 at 100.00	N/R	1,998,265
2,600	5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	2,575,534
	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2017:
935	4.625%, 5/01/38	5/28 at 100.00	N/R	940,947
1,300	5.000%, 5/01/48	5/28 at 100.00	N/R	1,321,489
	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2019:
870	4.500%, 5/01/39	5/29 at 100.00	N/R	820,967
1,550	4.625%, 5/01/50	5/29 at 100.00	N/R	1,435,068
	Willows Community Development District, Florida, Special Assessment Bonds, Series 2019:
1,500	5.000%, 5/01/39	5/29 at 100.00	N/R	1,528,020
3,000	5.200%, 5/01/50	5/29 at 100.00	N/R	3,085,230
1,870	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015, 5.000%, 11/01/45	11/26 at 100.00	N/R	1,887,428

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2019:
$ 685	4.875%, 11/01/39	11/29 at 100.00	N/R	$680,274
1,000	5.000%, 11/01/49	11/29 at 100.00	N/R	987,780
1,555	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	N/R	1,575,573
1,105	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.750%, 11/01/37	11/27 at 100.00	N/R	1,093,121
	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014:
500	5.375%, 5/01/35	5/25 at 100.00	N/R	517,160
2,380	5.625%, 5/01/45	5/25 at 100.00	N/R	2,471,939
	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016:
915	4.875%, 5/01/36	5/26 at 100.00	N/R	916,171
1,700	5.000%, 5/01/47	5/26 at 100.00	N/R	1,700,306
	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
510	5.125%, 5/01/36	5/28 at 100.00	N/R	508,771
925	5.500%, 5/01/46	5/28 at 100.00	N/R	949,762
	Zephyr Lakes Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2019:
1,900	5.500%, 11/01/39, 144A	11/30 at 100.00	N/R	1,962,928
3,270	5.625%, 11/01/49, 144A	11/30 at 100.00	N/R	3,394,652
2,906,578	Total Florida			2,737,292,058
	Georgia – 2.1%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
500	6.500%, 1/01/29	1/28 at 100.00	N/R	542,930
16,375	6.750%, 1/01/35	1/28 at 100.00	N/R	17,518,466
31,660	7.000%, 1/01/40	1/28 at 100.00	N/R	34,011,388
1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BBB	1,537,331
11,460	Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B, 4.000%, 7/01/49 (AMT) (UB) (5)	7/29 at 100.00	AA-	12,049,961
4,385	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-XF0234, 7.497%, 3/01/23, 144A (IF) (5)	No Opt. Call	AA-	7,837,881
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22 (4), (8)	5/20 at 100.00	N/R	73,932
95	5.375%, 12/01/28 (4), (8)	5/20 at 100.00	N/R	7,892
10,385	Brookhaven Development Authority, Georgia, Revenue Bonds, Children's Healthcare of Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/49 (UB) (5)	7/29 at 100.00	Aa2	11,098,657

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 4,210	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45	2/28 at 100.00	BBB+	$4,515,688
3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45	2/28 at 100.00	BBB+	3,217,830
10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB	10,499,790
	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc, Series 2017:
1,000	4.000%, 8/15/41 (UB) (5)	2/28 at 100.00	AA-	1,108,940
22,510	4.000%, 8/15/48 (UB) (5)	2/28 at 100.00	AA-	24,756,273
4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	4,881,290
5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	5,447,886
6,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc Project, Refunding Series 2016, 5.000%, 7/01/42	7/23 at 103.00	BBB	6,161,400
40,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Series 2020A, 3.000%, 2/15/47 (UB) (5)	2/30 at 100.00	A	38,293,200
2,630	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Tender Option Bond Trust 2015-XF1016, 4.537%, 8/15/49, 144A (IF) (5)	2/25 at 100.00	AA-	4,809,218
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A:
14,795	4.000%, 1/01/44 – AGM Insured (UB) (5)	7/28 at 100.00	BBB+	15,022,695
28,600	4.000%, 1/01/49 (UB) (5)	7/28 at 100.00	BBB+	28,465,008
34,110	4.000%, 1/01/59 (UB) (5)	7/28 at 100.00	BBB+	32,858,163
7,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System Inc, Series 2017A, 4.000%, 4/01/42 (UB) (5)	4/27 at 100.00	A	7,606,480
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
830	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	863,397
2,242	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	2,367,522
2,460	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (7)	2,598,338
	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017:
1,840	5.875%, 6/15/47, 144A	6/27 at 100.00	N/R	1,725,037
1,550	6.000%, 6/15/52, 144A	6/27 at 100.00	N/R	1,453,699
20,610	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/43 (UB) (5)	5/29 at 100.00	A3	22,207,275
7,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc Project, Refunding Series 2017A, 5.000%, 11/01/37, 144A	11/27 at 100.00	Ba3	7,039,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A:
$ 47,285	5.000%, 1/01/49 (UB) (5)	7/28 at 100.00	Baa3	$50,618,593
16,000	5.000%, 1/01/59 (UB) (5)	7/28 at 100.00	Baa3	17,041,760
15,700	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2019A, 4.000%, 1/01/49 (UB) (5)	1/29 at 100.00	BBB+	15,625,896
3,330	White County Development Authority, Georgia, Revenue Bonds Truett McConnell University, Series 2019, 5.250%, 10/01/49	10/26 at 103.00	N/R	2,856,174
380,632	Total Georgia			396,719,190
	Guam – 0.1%
	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,017,990
9,000	6.875%, 12/01/40	12/20 at 100.00	B+	9,182,250
2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	BBB-	2,047,960
1,410	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	1,476,961
13,410	Total Guam			13,725,161
	Hawaii – 0.3%
1,565	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A	1/25 at 100.00	Ba3	1,371,707
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
3,040	6.625%, 7/01/33	7/23 at 100.00	BB	3,124,664
9,450	6.875%, 7/01/43	7/23 at 100.00	BB	9,661,585
7,405	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018, 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	7,319,028
16,795	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (AMT) (UB) (5)	3/27 at 100.00	Baa2	17,488,466
5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	A-	5,540,202
	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,142,966
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,118,530
47,560	Total Hawaii			48,767,148
	Idaho – 0.0%
3,589	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	3,695,306
1,305	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	5/20 at 100.00	BBB	1,306,318

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$ 955	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc Project, Series 2018A, 6.000%, 7/01/49, 144A	7/28 at 100.00	BB	$1,032,212
	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Xavier Charter School, Inc Project, Series 2015A:
975	5.000%, 6/01/35	6/25 at 100.00	BBB	1,057,212
2,380	5.000%, 6/01/44	6/25 at 100.00	BBB	2,549,123
9,204	Total Idaho			9,640,171
	Illinois – 13.6%
6,410	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.700%, 5/01/36	5/20 at 100.00	N/R	5,864,060
4,700	Berwyn, Cook County, Illinois, General Obligation Bonds, Series 2014A, 5.000%, 12/01/34	12/24 at 100.00	BBB	5,119,005
5,492	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	5/20 at 100.00	N/R	5,174,068
4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.250%, 3/01/41	3/28 at 100.00	N/R	3,730,640
4,660	Central Illinois Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Huntington Ridge Apartments Project, Series 2014, 5.000%, 8/01/30	8/24 at 100.00	N/R	4,604,453
5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XG0073, 4.572%, 12/01/39 – AGM Insured, 144A (IF) (5)	12/21 at 100.00	A2	7,252,342
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
11,130	5.750%, 4/01/35 (UB) (5)	4/27 at 100.00	A	11,901,421
38,215	6.100%, 4/01/36 (UB) (5)	4/27 at 100.00	A	41,553,080
6,115	5.000%, 4/01/42 (UB) (5)	4/27 at 100.00	A	6,165,204
4,685	5.000%, 4/01/46 (UB) (5)	4/27 at 100.00	A	4,694,136
118,345	6.000%, 4/01/46 (UB) (5)	4/27 at 100.00	A	125,858,724
7,500	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/46 (UB) (5)	4/28 at 100.00	A	7,516,350
2,130	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	BB-	2,167,360
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A:
13,000	5.500%, 12/01/39	12/21 at 100.00	B1	13,089,180
40,530	5.000%, 12/01/41	12/21 at 100.00	B1	39,960,959
1,100	5.250%, 12/01/41	12/21 at 100.00	B1	1,102,387
11,505	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	B1	11,472,556
23,310	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	BB-	23,596,713
4,605	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F, 5.000%, 12/01/31	12/20 at 100.00	B1	4,614,440

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B:
$ 1,510	5.000%, 12/01/34	12/22 at 100.00	B1	$1,518,637
5,650	4.000%, 12/01/35	12/22 at 100.00	B1	5,150,088
16,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	BB-	18,847,752
2,375	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C, 5.000%, 12/01/34	12/27 at 100.00	BB-	2,410,174
9,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017G, 5.000%, 12/01/34	12/27 at 100.00	BB-	9,640,695
1,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB-	1,514,550
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
6,325	5.000%, 12/01/34	12/28 at 100.00	BB-	6,428,603
6,765	5.000%, 12/01/35	12/28 at 100.00	BB-	6,854,704
2,165	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018D, 5.000%, 12/01/46	12/28 at 100.00	BB-	2,125,857
263,480	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	BB-	289,496,015
43,670	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	BB-	48,992,936
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
1,765	0.010%, 12/01/29 – FGIC Insured	No Opt. Call	BB-	1,239,807
4,550	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	BB-	3,063,651
3,385	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.010%, 12/01/31 – NPFG Insured	No Opt. Call	BB-	2,181,463
8,935	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (UB) (5)	12/21 at 100.00	A3	9,374,513
52,720	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.000%, 12/01/44 (UB) (5)	12/24 at 100.00	AA	56,558,543
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF0232:
8,000	3.657%, 9/01/22 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	11,326,240
500	3.657%, 9/01/22 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	707,890
2,950	3.658%, 9/01/22 – AGM Insured, 144A (IF) (5)	No Opt. Call	AA	4,175,695

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF1040:
$ 2,600	3.024%, 12/01/44, 144A (IF) (5)	12/24 at 100.00	AA	$3,546,530
2,000	3.024%, 12/01/44, 144A (IF) (5)	12/24 at 100.00	AA	2,728,100
3,755	3.024%, 12/01/44, 144A (IF) (5)	12/24 at 100.00	AA	5,122,008
1,000	4.269%, 12/01/49, 144A (IF) (5)	12/24 at 100.00	AA	1,399,710
2,000	4.269%, 12/01/49, 144A (IF) (5)	12/24 at 100.00	AA	2,799,420
1,150	4.269%, 12/01/49, 144A (IF) (5)	12/24 at 100.00	AA	1,609,667
4,908	Chicago, Illinois, Certificates of Participation Tax Increment Allocation Bonds, Pulaski Promenade Project, Note Series 2017, 5.240%, 2/15/31, 144A	4/20 at 100.00	N/R	4,746,934
848	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	4/20 at 100.00	N/R	822,581
10,044	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	9,973,391
5,530	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)	5/20 at 100.00	N/R	3,932,025
4,116	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	4/20 at 100.00	N/R	4,116,370
5,620	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, IncRedevelopment Project-Whole Foods Warehouse & Distribution, 5.000%, 3/15/34, 144A	7/21 at 100.00	N/R	5,345,958
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2018A:
20,320	4.000%, 1/01/43 – BAM Insured (AMT) (UB) (5)	1/29 at 100.00	A	21,142,960
25,550	5.000%, 1/01/48 (AMT) (UB) (5)	1/29 at 100.00	A	28,662,246
6,375	5.000%, 1/01/53 (AMT) (UB) (5)	1/29 at 100.00	A	7,166,711
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2018B:
18,485	4.000%, 1/01/44 (UB) (5)	1/29 at 100.00	A	19,647,707
3,500	5.000%, 1/01/48 (UB) (5)	1/29 at 100.00	A	4,017,720
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
21,370	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB-	14,399,320
9,325	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB-	5,500,631
32,270	0.010%, 1/01/39 – NPFG Insured	No Opt. Call	BBB-	14,973,925
	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
2,595	5.500%, 1/01/31	1/25 at 100.00	Ba1	2,711,671
2,000	5.500%, 1/01/34	1/25 at 100.00	Ba1	2,082,700
2,500	5.500%, 1/01/37	1/25 at 100.00	Ba1	2,590,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
$ 2,995	5.250%, 1/01/30	1/24 at 100.00	Ba1	$3,072,750
1,445	5.250%, 1/01/32	1/24 at 100.00	Ba1	1,478,986
5,000	5.000%, 1/01/35	1/24 at 100.00	Ba1	5,057,450
1,000	5.000%, 1/01/36	1/24 at 100.00	Ba1	1,010,020
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
5,000	5.625%, 1/01/30	1/27 at 100.00	BBB-	5,354,250
15,025	5.750%, 1/01/33	1/27 at 100.00	BBB-	16,110,556
122,985	6.000%, 1/01/38	1/27 at 100.00	BBB-	132,253,150
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B:
2,740	5.250%, 1/01/28	1/25 at 100.00	Ba1	2,838,229
2,900	5.500%, 1/01/34	1/25 at 100.00	Ba1	3,019,915
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D:
5,000	5.500%, 1/01/33	1/25 at 100.00	Ba1	5,212,250
6,850	5.500%, 1/01/37	1/25 at 100.00	Ba1	7,098,792
15,815	5.500%, 1/01/40	1/25 at 100.00	Ba1	16,320,764
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,000	0.000%, 1/01/27	No Opt. Call	Ba1	787,550
5,030	0.000%, 1/01/29	No Opt. Call	Ba1	3,652,887
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
3,070	5.250%, 1/01/35	1/21 at 100.00	Ba1	3,008,661
4,130	5.000%, 1/01/40	1/21 at 100.00	Ba1	4,053,471
9,400	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	9,464,202
2,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	Ba1	2,059,540
1,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007G, 5.500%, 1/01/42	1/25 at 100.00	Ba1	1,029,770
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,000	5.000%, 1/01/26	No Opt. Call	BBB-	2,065,080
3,365	5.000%, 1/01/35	1/26 at 100.00	BBB-	3,421,835
1,000	5.000%, 1/01/38	1/26 at 100.00	BBB-	1,010,730
2,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A, 5.000%, 1/01/28	No Opt. Call	BBB-	2,077,500
	Chicago, Illinois, General Obligation Bonds, Series 2000A:
5,515	0.000%, 1/01/28 – FGIC Insured	No Opt. Call	BBB-	4,206,290
4,125	0.000%, 1/01/29 – FGIC Insured	No Opt. Call	BBB-	3,021,521
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
3,900	5.500%, 1/01/35	1/25 at 100.00	BBB-	4,054,596
4,775	5.500%, 1/01/39	1/25 at 100.00	BBB-	4,931,954
5,260	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44	1/29 at 100.00	BBB-	5,282,618
800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XF2342, 3.207%, 1/01/35 – AGM Insured, 144A (IF) (5)	1/21 at 100.00	A2	903,856
13,110	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	Ba1	13,500,285

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 60,330	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B1	$61,458,171
6,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 4.000%, 11/15/39 (UB)	11/27 at 100.00	AA-	6,606,240
	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2018:
1,400	4.000%, 11/15/34 (UB) (5)	11/27 at 100.00	AA-	1,563,618
16,170	4.000%, 11/15/37 (UB) (5)	11/27 at 100.00	AA-	17,874,803
1,645	4.000%, 11/15/38 (UB) (5)	11/27 at 100.00	AA-	1,813,530
700	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	12/21 at 100.00	N/R	684,341
7,000	Evergreen Park, Cook County, Illinois, Sales Tax Revenue Bonds, Evergreen Plaza Development Project, Senior Lien Series 2019A, 4.375%, 12/01/36, 144A	12/29 at 100.00	N/R	5,949,650
2,000	IIllinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 2015-XF0230, 4.377%, 12/01/21, 144A (IF) (5)	No Opt. Call	A1	2,970,580
930	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (AMT)	5/20 at 100.00	B3	930,056
	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A:
11,295	6.250%, 11/01/36, 144A	11/26 at 100.00	N/R	9,272,517
13,325	6.375%, 11/01/46, 144A	11/26 at 100.00	N/R	10,356,989
1,870	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Taxable Series 2016B, 10.000%, 11/01/24, 144A	No Opt. Call	N/R	1,695,379
46,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47 (UB) (5)	11/28 at 100.00	A3	50,779,400
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
845	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	864,570
4,475	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	4,571,347
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,365	6.875%, 10/01/31	10/21 at 100.00	BB+	1,415,437
5,210	7.125%, 10/01/41	10/21 at 100.00	BB+	5,382,243
	Illinois Finance Authority, Local Government Program Revenue Bonds, Maine Township High School District Number 207 Project, Series 2019:
9,645	4.000%, 12/01/34 (UB) (5)	12/29 at 100.00	Aa1	11,277,127
5,500	4.000%, 12/01/37 (UB) (5)	12/29 at 100.00	Aa1	6,354,755
11,690	4.000%, 12/01/38 (UB) (5)	12/29 at 100.00	Aa1	13,462,905
12,200	4.000%, 11/01/39 (UB) (5)	12/29 at 100.00	Aa1	14,030,366
81,860	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B1	83,390,782

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017:
$ 4,500	5.250%, 5/15/42	5/24 at 103.00	N/R	$4,023,585
450	5.250%, 5/15/54	5/24 at 103.00	N/R	385,668
30,850	5.500%, 5/15/54	5/24 at 103.00	N/R	27,520,051
44,090	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 4.000%, 6/01/47 (UB) (5)	6/22 at 100.00	Aa3	45,565,693
	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children's Hospital of Chicago, Refunding Series 2017:
2,500	4.000%, 8/15/37 (UB) (5)	8/27 at 100.00	AA-	2,754,550
6,000	4.000%, 8/15/39 (UB) (5)	8/27 at 100.00	AA-	6,580,860
2,455	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 4.000%, 2/15/36 (UB)	2/27 at 100.00	Aa2	2,668,683
5,190	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	5/20 at 100.00	N/R	4,701,984
780	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (AMT)	5/20 at 100.00	N/R	665,317
2,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB-	3,018,498
3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 2015-XF0060, 3.630%, 5/01/30, 144A (IF)	5/20 at 100.00	AA-	3,156,844
3,500	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 4.000%, 8/15/42 (UB) (5)	8/22 at 100.00	Aa2	3,600,205
119,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series 2017A, 4.000%, 7/15/47 (UB) (5)	1/28 at 100.00	Aa2	127,364,349
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
1,925	3.926%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	2,382,284
560	3.927%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	704,004
1,000	3.927%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	1,257,150
490	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 2016-XG0026-D, 5.556%, 8/15/37 (Pre-refunded 2/15/21), 144A (IF)	2/21 at 100.00	AA- (7)	563,520
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 2017-XG0133:
1,220	6.734%, 5/15/39 (Pre-refunded 5/15/20), 144A (IF) (5)	5/20 at 100.00	N/R (7)	1,245,083
55	6.734%, 5/15/39 (Pre-refunded 5/15/20), 144A (IF) (5)	5/20 at 100.00	N/R (7)	56,131
2,910	6.737%, 5/15/39 (Pre-refunded 5/15/20), 144A (IF) (5)	5/20 at 100.00	N/R (7)	2,970,062
630	6.737%, 5/15/39 (Pre-refunded 5/15/20), 144A (IF) (5)	5/20 at 100.00	N/R (7)	643,003
2,920	6.744%, 5/15/39 (Pre-refunded 5/15/20), 144A (IF) (5)	5/20 at 100.00	N/R (7)	2,980,269
260	6.744%, 5/15/39 (Pre-refunded 5/15/20), 144A (IF) (5)	5/20 at 100.00	N/R (7)	265,366
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 2016-XF2338:
3,525	2.685%, 5/15/41, 144A (IF) (5)	5/22 at 100.00	A3	4,137,574
2,500	2.685%, 5/15/41, 144A (IF) (5)	5/22 at 100.00	A3	2,934,450

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28 (Pre-refunded 5/01/20)	5/20 at 100.00	AA+ (7)	$1,113,696
2,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2018B, 6.125%, 4/01/58, 144A	10/28 at 100.50	N/R	2,097,900
19,995	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2019A, 6.125%, 4/01/58, 144A	10/28 at 100.50	N/R	20,973,755
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
665	7.726%, 8/15/41 – AGM Insured, 144A (IF) (5)	8/21 at 100.00	A2	809,066
1,030	7.739%, 8/15/41 – AGM Insured, 144A (IF) (5)	8/21 at 100.00	A2	1,254,396
69,495	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2016B, 4.000%, 8/15/41 (UB) (5)	2/27 at 100.00	A1	75,358,988
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2015-XF0108:
4,250	5.608%, 8/15/41 (Pre-refunded 2/15/21), 144A (IF) (5)	2/21 at 100.00	AA- (7)	4,887,670
3,025	5.608%, 8/15/41 (Pre-refunded 2/15/21), 144A (IF) (5)	2/21 at 100.00	AA- (7)	3,478,871
40,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2018A, 5.000%, 10/01/48 (UB) (5)	10/27 at 100.00	AA-	48,216,000
3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	2,976,121
20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46 (UB) (5)	10/25 at 100.00	AA-	23,104,000
1,660	Illinois Finance Authority, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Cook LLC Northeastern Illinois University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	B-	1,340,218
22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized - Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (5)	6/20 at 100.00	AA+	22,044,776
	Illinois Sports Facility Authority, State Tax Supported Bonds, Tender Option Bond Trust 2015-XF1009:
250	4.086%, 6/15/32 – AGM Insured, 144A (IF) (5)	6/24 at 100.00	BB+	388,990
3,305	4.087%, 6/15/32 – AGM Insured, 144A (IF) (5)	6/24 at 100.00	BB+	5,141,754
2,245	4.087%, 6/15/32 – AGM Insured, 144A (IF) (5)	6/24 at 100.00	BB+	3,492,434
	Illinois State, General Obligation Bonds, April Series 2014:
2,500	5.000%, 4/01/31	4/24 at 100.00	BBB-	2,546,225
8,695	5.000%, 4/01/36 – AGM Insured (UB) (5)	4/24 at 100.00	A2	8,902,463
3,000	5.000%, 4/01/38	4/24 at 100.00	BBB-	3,023,400
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB-	5,033,100
5,135	Illinois State, General Obligation Bonds, January Series 2006, 5.500%, 1/01/30	No Opt. Call	BBB-	5,577,996
	Illinois State, General Obligation Bonds, January Series 2016:
1,500	5.000%, 1/01/33	1/26 at 100.00	BBB-	1,533,840
1,300	5.000%, 1/01/41	1/26 at 100.00	BBB-	1,309,594

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, March Series 2012:
$ 11,500	5.000%, 3/01/30 (UB) (5)	3/22 at 100.00	BBB-	$11,616,840
10,500	5.000%, 3/01/33 (UB) (5)	3/22 at 100.00	BBB-	10,584,630
	Illinois State, General Obligation Bonds, May Series 2014:
7,625	5.000%, 5/01/33 (UB) (5)	5/24 at 100.00	BBB-	7,748,449
100	5.000%, 5/01/36	5/24 at 100.00	BBB-	101,112
4,510	Illinois State, General Obligation Bonds, May Series 2018A, 6.000%, 5/01/27	No Opt. Call	BBB-	5,016,473
	Illinois State, General Obligation Bonds, November Series 2016:
2,000	5.000%, 11/01/35	11/26 at 100.00	BBB-	2,036,540
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB-	1,013,340
4,200	5.000%, 11/01/38	11/26 at 100.00	BBB-	4,246,158
230	5.000%, 11/01/40	11/26 at 100.00	BBB-	231,980
	Illinois State, General Obligation Bonds, Series 2013:
170	5.500%, 7/01/26	7/23 at 100.00	BBB-	177,718
100	5.500%, 7/01/38	7/23 at 100.00	BBB-	102,099
1,795	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1006, 3.095%, 4/01/32 – AGM Insured, 144A (IF) (5)	4/24 at 100.00	A2	2,010,777
6,665	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010, 3.290%, 2/01/39 – AGM Insured, 144A (IF) (5)	2/24 at 100.00	A2	7,164,542
	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1012:
2,750	2.992%, 7/01/28 – AGM Insured, 144A (IF) (5)	7/23 at 100.00	BBB-	3,108,985
1,850	3.982%, 7/01/33 – AGM Insured, 144A (IF) (5)	7/23 at 100.00	BBB-	2,079,363
8,825	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Obligation September Series 2016A, 4.000%, 6/15/31 (UB) (5)	6/26 at 100.00	BBB	8,319,416
	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2:
3,830	5.500%, 1/01/30, 144A	5/20 at 100.00	N/R	3,405,866
4,015	5.500%, 1/01/36, 144A	5/20 at 100.00	N/R	3,321,208
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
8,715	0.000%, 12/15/41 – AGM Insured	No Opt. Call	A2	3,985,544
7,100	0.000%, 12/15/50 – AGM Insured	No Opt. Call	A2	2,269,657
4,650	0.010%, 12/15/50	No Opt. Call	BBB-	1,298,141
7,785	0.000%, 12/15/51 – AGM Insured	No Opt. Call	A2	2,390,462
10,095	5.000%, 6/15/52	6/22 at 100.00	BBB-	9,917,631
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
12,900	0.000%, 12/15/52 – AGM Insured	No Opt. Call	BBB-	3,803,952
985	5.000%, 6/15/53	12/25 at 100.00	BBB-	967,694
7,360	5.000%, 6/15/53 (UB) (5)	12/25 at 100.00	BB+	7,230,685
825	5.500%, 6/15/53	12/25 at 100.00	BBB-	839,858

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A:
$ 22,500	0.010%, 12/15/56	No Opt. Call	BBB-	$4,802,850
9,165	5.000%, 6/15/57	12/27 at 100.00	BBB-	8,997,189
48,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B, 0.010%, 12/15/54	No Opt. Call	BBB-	11,349,970
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
31,480	0.010%, 6/15/43 – AGM Insured	No Opt. Call	BBB-	13,566,621
4,075	5.000%, 6/15/50 – AGM Insured (UB) (5)	6/20 at 100.00	AA+	4,106,500
1,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50 – AGM Insured (UB) (5)	6/20 at 100.00	A2	1,007,730
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
5,000	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB-	3,423,100
33,245	0.010%, 12/15/32 – NPFG Insured	No Opt. Call	BBB-	21,726,605
26,320	0.010%, 6/15/33 – NPFG Insured	No Opt. Call	BBB-	16,810,584
36,600	0.010%, 12/15/33 – NPFG Insured	No Opt. Call	BBB-	22,796,676
20,305	0.010%, 12/15/34 – NPFG Insured	No Opt. Call	BBB-	12,030,916
8,470	0.010%, 6/15/35 – NPFG Insured	No Opt. Call	BBB-	4,890,324
25,425	0.010%, 12/15/35 – NPFG Insured	No Opt. Call	BBB-	14,342,242
24,650	0.010%, 12/15/36 – NPFG Insured	No Opt. Call	BBB-	13,321,353
55,600	0.010%, 12/15/37 – NPFG Insured	No Opt. Call	BBB-	28,715,176
42,555	0.010%, 6/15/38 – NPFG Insured	No Opt. Call	BBB-	21,523,042
155	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BBB-	68,434
4,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1045, 3.090%, 6/15/52, 144A (IF) (5)	6/22 at 100.00	BB+	3,718,920
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1046:
9,300	3.887%, 6/15/50, 144A (IF) (5)	6/20 at 100.00	Ba1	9,556,494
200	4.976%, 6/15/50, 144A (IF) (5)	6/20 at 100.00	Ba1	205,942
2,260	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 5.000%, 1/01/39	1/26 at 100.00	N/R	2,000,507
2,795	North Pullman Chicago Neighborhood Initiatives, Inc Redevelopment Project, Illinois, Gotham Greens Greenhouse Facility, Certificates of Participation, Series 2018A, 6.000%, 3/15/34, 144A	8/21 at 100.00	N/R	2,606,673
4,975	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	4,931,270
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2018B:
14,340	4.000%, 6/01/45 (UB) (5)	6/28 at 100.00	AA	15,719,365
20,000	4.000%, 6/01/48 (UB) (5)	6/28 at 100.00	AA	21,853,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ —(9)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd, Series 1999C, 7.250%, 10/15/24 (AMT)	No Opt. Call	N/R	$182
51,495	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A, 4.000%, 1/01/48 (UB) (5)	1/28 at 100.00	AA-	52,127,874
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018C:
40,000	5.250%, 1/01/48 (UB) (5)	1/29 at 100.00	AA-	45,737,200
40,000	5.250%, 1/01/48 – BAM Insured (UB) (5)	1/29 at 100.00	AA	45,737,200
30,300	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	27,245,457
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc, Series 2013:
500	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	603,940
7,375	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	8,908,115
4,225	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	5,084,872
1,000	Upper Illinois River Valley Development Authority, Education Facilities Revenue Bonds, Prairie Crossing Charter School, Series 2020, 5.000%, 1/01/55, 144A	1/27 at 100.00	N/R	921,360
1,559	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	5/20 at 100.00	N/R	1,560,060
140	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	5/20 at 100.00	N/R	135,012
3,695	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (4)	4/20 at 100.00	N/R	1,514,950
2,465	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26 (4)	4/20 at 100.00	N/R	2,045,950
1,900	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,756,569
5,340	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	4/20 at 100.00	N/R	5,297,600
2,742,667	Total Illinois			2,620,636,420
	Indiana – 1.2%
	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1:
925	6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	937,210
1,000	6.750%, 1/15/43, 144A	1/24 at 104.00	N/R	1,005,260
2,100	6.875%, 1/15/52, 144A	1/24 at 104.00	N/R	2,108,148
	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000	7.125%, 11/15/42 (4)	11/22 at 100.00	N/R	10,000
7,500	7.125%, 11/15/47 (4)	11/22 at 100.00	N/R	75,000
	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016:
4,840	6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	4,727,373
5,980	6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	5,700,555
2,000	6.375%, 1/15/51, 144A	1/24 at 104.00	N/R	1,893,140

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2017:
$ 510	5.125%, 1/01/32	1/23 at 105.00	N/R	$471,500
4,465	5.350%, 1/01/38	1/23 at 105.00	N/R	3,971,484
7,045	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2018, 5.625%, 1/01/38, 144A	1/24 at 105.00	N/R	6,456,038
4,000	Evansville, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Evansville Projects, Series 2017, 5.450%, 1/01/38	1/23 at 105.00	N/R	3,631,440
1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019, 4.123%, 4/01/30 – AMBAC Insured, 144A (IF) (5)	No Opt. Call	AA	3,530,086
7,355	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	B+	6,713,718
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Project, Series 2017:
3,090	5.125%, 7/01/37	7/27 at 100.00	BB	3,105,543
4,375	5.375%, 7/01/47	7/27 at 100.00	BB	4,394,162
4,370	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	BB-	4,503,940
3,925	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 7.000%, 10/01/39	5/20 at 100.00	B	3,927,590
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,474,678
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	4,896,925
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016:
2,170	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,152,076
5,640	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,518,909
1,070	Indiana FInance Authority, Educational Facilities Revenue Bonds, Marian University Project, Series 2019A, 4.000%, 9/15/49	9/29 at 100.00	BBB	1,075,714
18,890	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	Caa2	17,099,795
22,355	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	20,101,392
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Tender Option Bond Trust 2015-XF1026:
3,750	3.221%, 5/01/42, 144A (IF) (5)	5/23 at 100.00	A	4,897,725
1,000	3.221%, 5/01/42, 144A (IF) (5)	5/23 at 100.00	A	1,306,060
1,600	3.221%, 5/01/42, 144A (IF) (5)	5/23 at 100.00	A	2,089,696
1,000	3.221%, 5/01/42, 144A (IF) (5)	5/23 at 100.00	A	1,306,060
40,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Fixed Rate Series 2019A, 4.000%, 12/01/49 (UB) (5)	12/29 at 100.00	AA	45,284,400

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indiana Finance Authority, Hospital Revenue Bonds, King's Daughters' Hospital and Health Services, Series 2010:
$ 1,045	5.500%, 8/15/40	8/20 at 100.00	Baa2	$1,058,522
875	5.500%, 8/15/45	8/20 at 100.00	Baa2	885,439
3,000	Indiana Housing and Community Development Authority, Multifamily Housing Revenue Bonds, Lake Meadows Assisted Living Project, Series 2019A, 5.000%, 1/01/39, 144A	7/26 at 103.00	N/R	2,550,720
4,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36	4/24 at 102.00	N/R	3,440,640
21,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (AMT)	2/22 at 100.00	B-	19,644,765
1,975	Saint Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	5/20 at 100.00	N/R	1,981,913
1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (AMT)	11/23 at 100.00	N/R	1,564,395
18,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT)	No Opt. Call	N/R	17,196,611
185	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017B, 7.250%, 12/01/20	No Opt. Call	N/R	184,327
	Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Terre Haute Project, Series 2017:
480	5.100%, 1/01/32	1/23 at 105.00	N/R	427,147
4,560	5.350%, 1/01/38	1/23 at 105.00	N/R	4,055,983
	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc, Series 2011:
5,000	7.750%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,457,700
5,000	8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,472,950
3,950	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 4.000%, 1/15/32	1/23 at 100.00	N/R	3,525,494
242,390	Total Indiana			232,812,223
	Iowa – 1.8%
182,120	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba2	190,526,659
100,480	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B	102,856,352
8,525	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	8,745,968
1,630	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	4/20 at 104.00	B	1,647,734
	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc Project, Series 2018:
750	5.000%, 8/01/38	8/23 at 102.00	N/R	741,968
2,050	5.125%, 8/01/48	8/23 at 102.00	N/R	2,006,355

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
$ 4,000	5.375%, 6/01/38	5/20 at 100.00	B-	$3,923,880
14,845	5.500%, 6/01/42	5/20 at 100.00	B-	14,525,684
13,640	5.625%, 6/01/46	5/20 at 100.00	B-	13,266,810
328,040	Total Iowa			338,241,410
	Kansas – 0.5%
7,140	Leavenworth County Unified School District 464, Tonganoxie, Kansas, General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 9/01/45 (UB) (5)	9/27 at 100.00	A1	7,897,054
2,850	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Series 2017A, 5.000%, 5/15/43	5/27 at 100.00	BB+	2,897,624
	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	1.000%, 3/01/20 (4)	No Opt. Call	N/R	550,000
4,780	1.000%, 3/01/26 (4)	5/20 at 100.00	N/R	2,629,000
2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 1.750%, 12/01/28 (4)	5/20 at 100.00	N/R	460,350
2,300	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B, 6.100%, 12/15/34	12/22 at 100.00	N/R	1,495,000
	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,385	4.375%, 12/15/23	12/22 at 100.00	N/R	3,544,800
5,000	5.250%, 12/15/29	12/22 at 100.00	N/R	2,400,000
10,955	6.000%, 12/15/32	12/22 at 100.00	N/R	5,258,400
10,725	Topeka, Kansas, Utility Revenue Bonds, Refunding Series 2018A, 4.000%, 8/01/48 (UB) (5)	8/26 at 100.00	Aa3	11,707,946
9,965	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45 (UB) (5)	9/25 at 100.00	AA-	11,431,748
17,760	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Series 2017A, 4.000%, 3/01/42 (UB) (5)	3/27 at 100.00	AA-	19,401,912
3,578	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 0.000%, 12/01/33 (AMT)	No Opt. Call	N/R	3,586,723
10,845	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 6.000%, 9/01/35	9/25 at 100.00	N/R	11,069,925
12,055	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 4-Major Multi-Sports Athletic Complex Project, Series 2015, 0.000%, 9/01/34, 144A	No Opt. Call	N/R	4,795,600
109,128	Total Kansas			89,126,082
	Kentucky – 0.4%
	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017:
4,580	5.000%, 3/01/39	3/27 at 100.00	N/R	4,491,972
2,500	4.500%, 3/01/47	3/27 at 100.00	N/R	2,157,150

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 9,850	Fayette County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2018A, 4.000%, 5/01/38 (UB) (5)	5/26 at 100.00	AA-	$10,844,358
2,150	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.750%, 10/01/34	4/26 at 100.00	N/R	1,892,172
5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1024, 3.982%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	7,293,608
6,250	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/45	6/27 at 100.00	BB+	6,687,875
8,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	BB+ (7)	8,067,280
2,500	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.750%, 11/15/45	11/25 at 100.00	N/R	2,191,525
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
1,000	4.250%, 7/01/35	7/25 at 100.00	Baa2	966,300
6,260	5.000%, 7/01/40	7/25 at 100.00	Baa2	6,307,639
5,990	5.000%, 1/01/45	7/25 at 100.00	Baa2	5,983,171
16,000	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare, Inc, Series 2020A, 3.000%, 10/01/43 (UB) (5)	10/29 at 100.00	A	15,266,560
225	Ohio County, Kentucky, Pollution Control Revenue Bonds, Big Rivers Electric Corporation Project, Refunding Series 2010A, 6.000%, 7/15/31	7/20 at 100.00	BB+	225,815
70,545	Total Kentucky			72,375,425
	Louisiana – 1.1%
40,010	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	41,155,886
4,350	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A	6/28 at 100.00	N/R	4,299,888
12,690	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	Caa1	12,979,713
	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2019:
2,610	4.125%, 6/01/39, 144A	6/30 at 100.00	N/R	2,243,556
5,070	4.375%, 6/01/48, 144A	6/30 at 100.00	N/R	4,229,140
1,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Cameron Parish GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A	11/28 at 100.00	N/R	1,252,463
5,735	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint John the Baptist Parish GOMESA Project, Series 2019, 3.900%, 11/01/44, 144A	11/29 at 100.00	N/R	4,837,874
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Martin Parish GOMESA Project, Series 2019, 4.400%, 11/01/44, 144A	11/28 at 100.00	N/R	2,559,810

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish GOMESA Project, Series 2018:
$ 2,100	5.375%, 11/01/38, 144A	11/28 at 100.00	N/R	$2,069,592
2,100	5.500%, 11/01/39, 144A	11/28 at 100.00	N/R	2,018,415
2,080	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Vermilion Parish GOMESA Project, Green Series 2019, 4.625%, 11/01/38, 144A	11/28 at 100.00	N/R	1,917,552
4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Student Housing Revenue Bonds, Provident Group - ULM Properties LLC-University of Louisiana at Monroe, 5.000%, 7/01/54, 144A	7/29 at 100.00	Ba2	3,801,920
10,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 6.250%, 2/01/47, 144A	2/27 at 100.00	N/R	9,430,000
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 2016-XF2336:
3,315	6.264%, 10/01/40 (Pre-refunded 10/01/20), 144A (IF) (5)	10/20 at 100.00	A2 (7)	3,587,095
1,375	6.265%, 10/01/40 (Pre-refunded 10/01/20), 144A (IF) (5)	10/20 at 100.00	A2 (7)	1,487,929
17,090	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	17,806,413
5,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/56 (UB) (5)	7/26 at 100.00	A3	5,690,050
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,058,160
	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
425	7.750%, 12/15/31	12/21 at 100.00	N/R	444,512
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	7,736,553
	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles College Prep Project, Series 2019A:
3,315	5.000%, 6/01/49, 144A	6/27 at 100.00	N/R	3,004,086
3,760	5.000%, 6/01/58, 144A	6/27 at 100.00	N/R	3,320,381
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017:
4,515	0.000%, 10/01/33 (6)	No Opt. Call	BBB	4,410,703
20,000	0.000%, 10/01/46 (6)	10/33 at 100.00	BBB	19,600,200
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (7)	2,118,400
600	6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (7)	637,188

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
$ 3,900	8.250%, 12/15/38	12/23 at 100.00	N/R	$4,051,515
4,125	8.375%, 12/15/43	12/23 at 100.00	N/R	4,207,170
	Louisiana Public Facilities Authority, Revenue Bonds, Young Audiences Charter School, Series 2019A:
3,600	5.000%, 4/01/49, 144A	4/27 at 100.00	N/R	3,175,200
3,965	5.000%, 4/01/57, 144A	4/27 at 100.00	N/R	3,404,270
5,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24, 144A (AMT) (4)	No Opt. Call	N/R	50
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
5,000	5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	BBB+	5,726,400
8,660	5.000%, 6/01/45 (UB) (5)	6/25 at 100.00	BBB+	9,860,016
	New Orleans, Louisiana, Water Revenue Bonds, Series 2015:
4,000	5.000%, 12/01/40 (UB) (5)	12/25 at 100.00	BBB+	4,548,160
4,000	5.000%, 12/01/45 (UB) (5)	12/25 at 100.00	BBB+	4,516,640
	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015:
865	5.250%, 11/15/29	11/24 at 100.00	N/R	891,019
1,000	5.250%, 11/15/37	11/24 at 100.00	N/R	1,015,910
7,075	West Trace Community Development District, Westlake, Louisiana, Special Assessment Revenue Bonds, Series 2018, 6.875%, 12/01/46	No Opt. Call	N/R	6,395,022
216,005	Total Louisiana			211,488,851
	Maine – 0.1%
13,115	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017, 5.375%, 12/15/33, 144A (AMT)	12/26 at 100.00	N/R	11,167,160
4,441	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2019, 5.250%, 6/15/34	12/26 at 100.00	N/R	3,705,874
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	Ba3	2,439,380
6,500	7.000%, 7/01/41	7/21 at 100.00	Ba3	6,884,410
3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (AMT)	5/20 at 100.00	B1	3,740,847
30,306	Total Maine			27,937,671
	Maryland – 1.5%
	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014:
1,310	4.900%, 7/01/30	7/24 at 100.00	N/R	1,258,858
1,035	5.125%, 7/01/36	7/24 at 100.00	N/R	986,086
1,840	5.250%, 7/01/44	7/24 at 100.00	N/R	1,729,655
1,500	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.500%, 6/01/43	6/26 at 100.00	N/R	1,467,210

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 2,040	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 5.000%, 9/01/38	9/27 at 100.00	N/R	$2,068,601
6,030	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.125%, 6/01/43	6/26 at 100.00	N/R	5,969,097
	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	2/24 at 100.00	N/R	679,644
1,000	6.100%, 2/15/44	2/24 at 100.00	N/R	932,290
3,150	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	3,026,394
29,010	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB-	29,245,561
	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/20 (4)	No Opt. Call	N/R	1,146,750
83,115	5.000%, 12/01/31 (4)	5/20 at 100.00	N/R	57,764,925
4,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	5/20 at 100.00	N/R	3,127,500
	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017:
3,000	4.375%, 7/01/36	1/27 at 100.00	N/R	2,837,640
4,460	4.500%, 7/01/44	1/27 at 100.00	N/R	4,160,243
1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascenison Health Alliance Senior Credit Group, Series 2012B, 5.000%, 11/15/51 (Pre-refunded 11/15/21) (UB) (5)	11/21 at 100.00	Aa2 (7)	1,913,850
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascenison Health Alliance Senior Credit Group, Tender Option Bond Trust 2015-XF130:
1,155	3.196%, 5/15/21, 144A (IF) (5)	No Opt. Call	Aa2	1,520,269
1,000	3.196%, 5/15/21, 144A (IF) (5)	No Opt. Call	Aa2	1,316,250
1,135	3.200%, 11/15/43 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	Aa2 (7)	1,493,229
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A:
1,000	5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	950,990
1,800	5.250%, 7/01/47, 144A	7/27 at 100.00	N/R	1,662,696
1,530	5.375%, 7/01/52, 144A	7/27 at 100.00	N/R	1,422,885
20,440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A	22,915,488
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A:
34,180	5.000%, 5/15/45 (UB)	5/27 at 100.00	A	39,363,055
17,070	4.000%, 5/15/47 (UB) (5)	5/27 at 100.00	A	18,381,317
2,495	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Tender Option Bond Trust 2015-XF1021, 5.574%, 8/15/42, 144A (IF) (5)	2/25 at 100.00	A	3,701,881

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 19,710	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48 (UB) (5)	1/28 at 100.00	A-	$20,594,585
26,270	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Bonds, Hillside Senior Living Apartments, Series 2018, 4.950%, 2/01/60, 144A	3/34 at 100.00	N/R	25,039,513
19,970	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44 (UB) (5)	6/25 at 100.00	AA-	22,814,727
5,100	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	5,071,848
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Green Second Series 2019B:
1,775	3.000%, 6/01/47 (UB) (5)	6/29 at 100.00	AAA	1,816,145
1,085	3.000%, 6/01/49 (UB) (5)	6/29 at 100.00	AAA	1,107,177
301,880	Total Maryland			287,486,359
	Massachusetts – 0.4%
	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019:
1,000	5.000%, 6/15/49	6/26 at 100.00	N/R	920,850
1,620	5.000%, 6/15/54	6/26 at 100.00	N/R	1,472,548
	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,255	6.000%, 1/01/33 (Pre-refunded 7/01/23)	1/23 at 100.00	N/R (7)	1,444,530
1,245	6.000%, 1/01/33	1/23 at 100.00	N/R	1,334,142
7,500	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.125%, 7/01/44	7/24 at 100.00	BBB-	7,944,600
16,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2015-O1, 5.000%, 7/01/45 (UB) (5)	7/25 at 100.00	AA-	17,548,160
13,930	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017B, 4.250%, 7/01/46 (AMT) (UB)	7/26 at 100.00	A	14,938,393
10,130	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 4.000%, 7/01/46 (AMT) (UB) (5)	7/26 at 100.00	AA	10,526,286
15,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2018D, 4.000%, 5/01/48 (UB)	5/28 at 100.00	AA	16,842,450
67,680	Total Massachusetts			72,971,959
	Michigan – 1.5%
1,155	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019, 5.000%, 11/01/44	11/27 at 102.00	BB	1,051,570
1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	5/20 at 100.00	BBB-	1,051,061
1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	5/20 at 100.00	N/R	1,628,398

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
$ 3,355	5.000%, 11/01/26	5/20 at 100.00	B	$3,055,231
3,750	5.250%, 11/01/31	5/20 at 100.00	B	3,218,850
3,840	5.250%, 11/01/36	5/20 at 100.00	B	3,058,483
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
2,900	6.000%, 10/01/33	10/23 at 100.00	N/R	2,721,505
4,110	6.000%, 10/01/43	10/23 at 100.00	N/R	3,596,825
	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,095	5.650%, 11/01/25	5/20 at 100.00	B-	929,425
500	5.750%, 11/01/30	5/20 at 100.00	B-	378,990
2,425	5.750%, 11/01/35	5/20 at 100.00	B-	1,668,933
1,005	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/20 at 100.00	B-	985,302
	Detroit, Michigan, General Obligation Bonds, Series 2003A:
465	5.250%, 4/01/22	5/20 at 100.00	N/R	464,991
159	5.250%, 4/01/23	5/20 at 100.00	N/R	158,611
3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	5/20 at 100.00	BB	3,277,610
2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BBB-	2,776,005
	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A:
16,165	4.000%, 2/15/44 (UB) (5)	8/29 at 100.00	A1	17,844,705
5,000	4.000%, 2/15/47 (UB) (5)	8/29 at 100.00	A1	5,444,450
23,700	4.000%, 2/15/50 (UB) (5)	8/29 at 100.00	A1	25,623,018
13,710	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2019A-MI, 3.000%, 12/01/49 (UB) (5)	12/29 at 100.00	AA-	13,667,636
830	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019, 5.000%, 2/01/33	2/27 at 102.00	BB+	837,611
1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/20 at 100.00	BBB-	1,496,988
1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BB+	1,208,435
6,640	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	B	5,408,546
400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB-	392,384
11,085	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	8,310,757
1,000	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/36	10/21 at 100.00	B	882,690

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 41,005	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Series 2018, 4.000%, 11/01/48 (UB) (5)	11/28 at 100.00	Aa3	$45,446,662
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
6,675	4.350%, 10/01/45 (UB) (5)	10/24 at 100.00	AA	7,114,816
13,525	4.600%, 4/01/52 (UB) (5)	10/24 at 100.00	AA	14,498,394
895	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	5/20 at 100.00	N/R	883,804
1,975	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2017, 7.000%, 12/01/46	12/27 at 100.00	N/R	1,848,639
1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	5/20 at 100.00	BBB-	1,507,468
1,750	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	5/20 at 100.00	BBB-	1,750,420
3,110	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	5/20 at 100.00	N/R	2,880,109
	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr Joseph F Pollack Academic Center of Excellence Project, Series 2010:
55	7.250%, 4/01/20	No Opt. Call	BB	55,000
1,140	8.000%, 4/01/30	5/20 at 100.00	BB	1,142,029
500	8.000%, 4/01/40	5/20 at 100.00	BB	500,775
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2019-I, 4.000%, 4/15/54 (UB) (5)	10/29 at 100.00	AA-	11,209,200
12,070	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2018, 7.000%, 12/01/30, 144A (AMT)	12/23 at 100.00	N/R	12,801,683
340,580	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term Series 2008C, 0.010%, 6/01/58	6/33 at 11.41	N/R	12,056,532
20,145	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Capital Appreciation Series 2007B, 0.000%, 6/01/52	4/20 at 10.15	CCC-	1,255,436
44,680	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	4/20 at 100.00	B2	44,680,447
	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
1,015	5.500%, 5/01/27	5/22 at 100.00	BB	1,015,345
1,565	6.000%, 5/01/37	5/22 at 100.00	BB	1,543,544
1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	1,514,535
1,000	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	5/20 at 101.00	BBB	1,011,890
	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2011:
105	6.750%, 5/01/21	No Opt. Call	BB	106,532
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,671,218
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,573,177

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	5/20 at 100.00	B+	$ 2,267,001
627,324	Total Michigan			283,473,666
	Minnesota – 0.9%
	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc Project, Series 2014:
1,200	5.375%, 11/01/34	11/24 at 100.00	N/R	1,202,112
1,000	5.125%, 11/01/49	11/24 at 100.00	N/R	918,210
	Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project, Series 2018A:
3,210	5.000%, 7/01/48	7/26 at 102.00	N/R	2,879,563
1,570	5.000%, 7/01/53	7/26 at 102.00	N/R	1,377,283
13,705	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	14,049,955
	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
750	5.500%, 7/01/40	7/25 at 100.00	N/R	744,503
1,420	5.750%, 7/01/46	7/25 at 100.00	N/R	1,424,303
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/39	3/25 at 100.00	BB-	1,732,760
1,895	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	N/R	1,978,948
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
700	5.000%, 7/01/36	7/24 at 102.00	N/R	680,974
3,510	5.000%, 7/01/47	7/24 at 102.00	N/R	3,268,056
	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project, Series 2019A:
4,000	5.000%, 7/01/49	7/27 at 102.00	N/R	3,485,880
2,000	5.000%, 7/01/54	7/27 at 102.00	N/R	1,696,520
	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A:
1,050	5.500%, 7/01/30	7/25 at 100.00	B-	917,900
6,200	5.875%, 7/01/40	7/25 at 100.00	B-	5,064,284
5,000	6.000%, 7/01/45	7/25 at 100.00	B-	4,049,850
1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,017,670
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Seven Hills Preparatory Academy Project, Series 2017A:
900	5.000%, 10/01/37	10/24 at 100.00	N/R	855,666
1,700	5.000%, 10/01/49	10/24 at 100.00	N/R	1,537,718
2,000	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 5.375%, 8/01/50	8/27 at 102.00	BB+	1,992,420

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
$ 2,360	5.000%, 7/01/36	7/26 at 100.00	N/R	$2,110,218
4,925	5.000%, 7/01/47	7/26 at 100.00	N/R	4,101,343
2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,417,487
2,000	Hayward, Minnesota, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%, 2/01/44	8/24 at 100.00	N/R	1,874,360
	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
810	5.000%, 7/01/34	7/24 at 100.00	BB+	807,489
3,940	5.000%, 7/01/44	7/24 at 100.00	BB+	3,722,906
1,870	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/48	7/26 at 100.00	N/R	1,647,919
2,285	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	5/20 at 100.00	B1	2,173,629
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the Arts Project, Series 2019A:
1,385	5.250%, 12/01/43, 144A	12/27 at 100.00	N/R	1,296,789
2,000	5.250%, 12/01/52, 144A	12/27 at 100.00	N/R	1,787,380
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A:
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	1,002,050
2,640	5.000%, 7/01/47	7/24 at 102.00	N/R	2,563,308
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Northeast College Prep Project, Series 2020A:
410	5.000%, 7/01/40	7/30 at 100.00	N/R	370,279
1,110	5.000%, 7/01/55	7/30 at 100.00	N/R	939,415
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A:
1,080	6.000%, 7/01/32, 144A	7/27 at 100.00	N/R	1,028,624
1,250	6.250%, 7/01/37, 144A	7/27 at 100.00	N/R	1,173,413
5,510	6.500%, 7/01/48, 144A	7/27 at 100.00	N/R	5,302,934
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A:
1,680	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	1,500,089
5,625	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	4,769,606
	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,050	7.750%, 1/01/33	1/21 at 100.00	N/R	1,020,915
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	984,480
1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (7)	1,528,275

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
$ 500	5.000%, 9/01/34	9/24 at 100.00	BB-	$478,190
1,840	5.000%, 9/01/44	9/24 at 100.00	BB-	1,646,745
	Rochester, Minnesota, Charter School Lease Revenue Bonds, Rochester Math & Science Academy Project, Series 2018A:
2,000	5.125%, 9/01/38	9/28 at 100.00	N/R	1,832,480
1,745	5.250%, 9/01/43	9/28 at 100.00	N/R	1,583,465
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
2,025	5.000%, 4/01/36	4/26 at 100.00	N/R	1,377,000
3,085	5.000%, 4/01/46	4/26 at 100.00	N/R	2,097,800
2,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/46	12/24 at 100.00	BBB-	2,623,025
21,815	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	21,858,194
1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/52, 144A	7/27 at 100.00	N/R	1,417,875
1,695	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,714,730
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2018A:
1,200	5.000%, 6/15/38, 144A	6/25 at 100.00	N/R	1,173,264
1,285	5.000%, 6/15/48, 144A	6/25 at 100.00	N/R	1,211,601
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
40	5.000%, 7/01/35	7/25 at 100.00	BB	39,702
1,715	5.300%, 7/01/45	7/25 at 100.00	BB	1,703,046
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB+	997,140
	Saint Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/20 at 100.00	N/R	785,960
1,225	5.375%, 5/01/43	5/20 at 100.00	N/R	1,043,222
2,150	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A, 5.000%, 12/01/43	12/24 at 100.00	BB	2,052,282
1,000	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017, 5.000%, 9/01/42	9/24 at 100.00	N/R	1,030,270
11,875	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)	10/22 at 100.00	Ba1	11,348,106
1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	959,780

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 4,795	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.125%, 10/01/48	10/26 at 100.00	N/R	$4,036,767
	Spring Lake Park, Minnesota, Charter School Lease Revenue Bonds, Excell Academy for Higher Learning Inc, Series 2019A:
2,125	5.000%, 6/15/49	6/27 at 100.00	N/R	2,006,574
1,595	5.000%, 6/15/54	6/27 at 100.00	N/R	1,471,387
	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,125	5.250%, 2/01/27 (AMT)	5/20 at 100.00	N/R	1,125,540
800	5.500%, 2/01/42 (AMT)	5/20 at 100.00	N/R	800,048
	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
315	4.500%, 6/01/36	6/24 at 100.00	N/R	273,889
730	4.750%, 6/01/46	6/24 at 100.00	N/R	617,879
	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
824	6.250%, 9/01/30 (4)	4/20 at 100.00	N/R	576,772
2,678	6.875%, 9/01/42 (4)	4/20 at 100.00	N/R	1,874,508
179,842	Total Minnesota			166,754,724
	Mississippi – 0.0%
5,425	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49 (Mandatory Put 10/15/39), 144A	10/26 at 100.00	N/R	4,469,929
1,176	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (AMT)	5/20 at 100.00	N/R	1,106,725
6,601	Total Mississippi			5,576,654
	Missouri – 1.7%
9,100	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2019, 4.000%, 10/01/37 (UB) (5)	10/29 at 100.00	AA+	10,542,350
1,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 5.250%, 6/01/39	6/24 at 100.00	N/R	907,770
7,774	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017B, 5.000%, 11/01/29, 144A	5/20 at 100.00	N/R	6,043,792
175	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	195,911
	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
511	5.000%, 6/01/20 (4)	5/20 at 100.00	N/R	347,620
3,000	5.000%, 6/01/28 (4)	5/20 at 100.00	N/R	2,040,000
1,315	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	5/20 at 100.00	A-	1,317,617

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,900	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 4.000%, 3/01/42	3/21 at 100.00	N/R	$1,646,407
4,000	Kansas City Industrial Development Authority, Missouri, Revenue Bonds, Platte Purchase Project A, Series 2019, 5.000%, 7/01/40, 144A	9/24 at 103.00	N/R	3,508,840
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
775	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	735,700
3,140	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	2,839,910
4,758	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Subordinate Refunding & Improvement Series 2016, 8.000%, 4/15/46, 144A (4)	4/26 at 100.00	N/R	4,443,877
1,200	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/42	5/27 at 100.00	BB	1,228,536
1,161	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	5/20 at 100.00	N/R	915,464
8,519	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	5/20 at 100.00	N/R	1,490,840
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - CID Special Assessments, Series 2018A:
10,000	6.250%, 4/15/49, 144A	4/28 at 100.00	N/R	9,225,300
2,500	6.625%, 4/15/49, 144A	4/28 at 100.00	N/R	2,413,125
	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
995	5.000%, 5/01/35	5/20 at 100.00	N/R	938,564
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,245,780
2,500	Lee's Summit, Missouri, Special Obligation Tax Increment and Special District Improvement Bonds, Summit Fair Project, Refunding Series 2017, 4.875%, 11/01/37, 144A	11/27 at 100.00	N/R	2,242,425
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
4,200	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	3,864,504
3,965	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,615,128
7,095	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A	6/25 at 100.00	N/R	6,624,318
38,395	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2018A, 4.000%, 11/15/48 (UB) (5)	5/28 at 100.00	A+	42,232,196
14,580	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2018D, 4.000%, 1/01/58 (Mandatory Put 1/01/48) (UB) (5)	1/28 at 100.00	AA	15,872,954
12,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48 (UB) (5)	11/23 at 100.00	A2	13,793,333
30,120	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2019A, 4.000%, 11/15/49 (UB) (5)	5/29 at 100.00	A2	33,510,609

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 5,085	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Tender Option Bond Trust 2015-XF1015, 2.993%, 11/15/48, 144A (IF) (5)	11/23 at 100.00	A2	$6,748,558
24,945	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C, 4.000%, 11/15/49 (UB) (5)	11/27 at 100.00	AA-	27,066,073
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mosaic Health System, Series 2019A:
1,925	4.000%, 2/15/44 (UB) (5)	2/29 at 100.00	A1	2,126,759
9,815	4.000%, 2/15/49 (UB) (5)	2/29 at 100.00	A1	10,558,094
6,580	4.000%, 2/15/54 (UB) (5)	2/29 at 100.00	A1	6,915,448
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2017A:
9,500	4.000%, 5/15/42 (UB) (5)	5/25 at 102.00	A+	10,139,635
41,750	4.000%, 5/15/48 (UB) (5)	5/25 at 102.00	A+	43,956,488
	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
3,155	5.000%, 5/01/30	5/21 at 100.00	N/R	3,184,752
750	5.000%, 5/01/35	5/21 at 100.00	N/R	755,460
1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	1,666,225
3,490	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, O'Fallon Retail Walk Community Improvement District Project, Series 2017A, 6.250%, 12/01/36, 144A	12/26 at 100.00	N/R	3,319,932
3,000	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Wentzville Parkway Regional Community Improvement District Project, Series 2019B, 4.250%, 11/01/49, 144A	11/29 at 102.00	N/R	2,423,370
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A:
600	5.000%, 8/15/35	8/25 at 100.00	N/R	599,964
1,800	5.125%, 8/15/45	8/25 at 100.00	N/R	1,761,138
3,215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	3,050,006
	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	5/20 at 100.00	N/R	1,260,462
5,700	5.350%, 6/15/32	5/20 at 100.00	N/R	5,170,869
6,765	Saint Louis Land Clearance for Redevelopment Authority, Missouri,Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (7)	6,924,654
1,629	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 3.850%, 9/01/27 (4)	9/20 at 100.00	N/R	456,090
969	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	5/20 at 100.00	N/R	862,429
2,477	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	5/20 at 100.00	N/R	1,403,939

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,261	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	5/20 at 100.00	N/R	$468,260
5,100	Shrewsbury, Missouri, Tax Increment and Improvement District Revenue Bonds, Kenrick Plaza Redevelopment Project, Series 2016, 4.000%, 5/01/36, 144A	5/25 at 100.00	N/R	4,320,771
620	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	9/20 at 100.00	N/R	554,650
2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 3.900%, 8/21/26 (4)	No Opt. Call	N/R	551,250
145	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	Ba1	161,572
10,100	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	10,185,143
1,100	Town and Country Crossing Transportation Development District, Missouri, Transporation Sales Tax Revenue Bonds, Refunding Series 2020A, 3.875%, 4/01/47	4/28 at 100.00	N/R	841,852
334,429	Total Missouri			332,216,713
	Montana – 0.0%
500	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A, 5.250%, 5/15/37	5/25 at 102.00	N/R	487,840
	Nebraska – 0.0%
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Tender Option Bond Trust 2015-XF1042:
960	3.422%, 11/01/45, 144A (IF) (5)	11/25 at 100.00	A	1,470,519
1,545	3.424%, 11/01/48, 144A (IF) (5)	11/25 at 100.00	A	2,348,477
2,505	Total Nebraska			3,818,996
	Nevada – 1.6%
	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018:
830	5.000%, 9/01/38	9/28 at 100.00	N/R	791,696
7,985	5.375%, 9/01/48	9/28 at 100.00	N/R	7,684,125
940	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/35	8/25 at 100.00	N/R	957,982
13,290	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2017B, 5.125%, 12/15/37, 144A (AMT)	12/27 at 100.00	N/R	12,599,983
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018:
3,040	5.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	2,859,424
15,720	6.950%, 2/15/38 (AMT), 144A	8/28 at 100.00	N/R	16,210,307
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
13,600	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	14,061,856
78,300	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	82,491,399

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 36,390	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	$31,423,129
	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015:
1,000	5.000%, 12/15/35, 144A	12/25 at 100.00	BB	1,052,570
2,520	5.125%, 12/15/45, 144A	12/25 at 100.00	BB	2,625,613
1,500	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/48, 144A	12/25 at 100.00	BB	1,550,970
	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and University System, Series 2014A:
2,515	5.500%, 1/01/34	7/24 at 100.00	BBB-	2,684,461
2,630	5.500%, 1/01/39	7/24 at 100.00	BBB-	2,780,620
3,000	5.500%, 1/01/44	7/24 at 100.00	BBB-	3,152,400
	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B:
5,000	5.000%, 7/01/43 (UB) (5)	7/28 at 100.00	A+	5,701,150
55,685	4.000%, 7/01/49 (UB) (5)	7/28 at 100.00	A+	57,874,534
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 609 Skye Canyon, Series 2017:
1,270	4.250%, 6/01/37	6/27 at 100.00	N/R	1,136,701
2,115	4.375%, 6/01/42	6/27 at 100.00	N/R	1,866,551
2,475	4.500%, 6/01/47	6/27 at 100.00	N/R	2,175,327
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
350	5.000%, 6/01/28	6/24 at 100.00	N/R	358,001
870	5.000%, 6/01/30	6/24 at 100.00	N/R	884,590
1,085	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/35	12/25 at 100.00	N/R	1,106,353
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 26, Series 2017:
490	4.375%, 6/01/42	6/27 at 100.00	N/R	435,375
580	4.500%, 6/01/47	6/27 at 100.00	N/R	515,081
1,455	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 814 Summerlin Village 21& 24A, Series 2019, 4.000%, 6/01/49	6/29 at 100.00	N/R	1,234,829
3,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016, 4.375%, 6/15/35, 144A	6/21 at 100.00	N/R	2,579,370
1,750	Mesquite, Nevada, Local Improvement Bonds, Special Improvement District 07-01 Anthem at Mesquite, Refunding Series 2016, 4.250%, 8/01/37	8/26 at 100.00	N/R	1,559,670
	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A:
500	5.000%, 7/15/37, 144A	7/25 at 100.00	BB+	500,420
1,300	5.000%, 7/15/47, 144A	7/25 at 100.00	BB+	1,253,044

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 11,625	Nevada System of Higher Education, Certificates of Participation, Series 2020A, 3.000%, 7/01/50 (UB) (5)	7/29 at 100.00	AA-	$11,253,814
850	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley Vista, Series 2019, 4.625%, 6/01/43	12/28 at 100.00	N/R	798,736
	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017:
2,045	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	2,058,988
4,180	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	4,097,696
5,195	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	5/20 at 100.00	N/R	4,727,034
165,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018C, 0.010%, 7/01/58, 144A	7/38 at 31.26	N/R	19,847,850
90,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018D, 0.010%, 7/01/58, 144A	7/28 at 13.65	N/R	8,030,700
540,080	Total Nevada			312,922,349
	New Hampshire – 0.1%
	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
510	0.010%, 1/01/21 – ACA Insured	No Opt. Call	B3	491,772
370	0.010%, 1/01/22 – ACA Insured	No Opt. Call	B3	339,760
625	0.010%, 1/01/23 – ACA Insured	No Opt. Call	B3	546,419
50	0.000%, 1/01/25 – ACA Insured	No Opt. Call	B3	39,410
370	0.000%, 1/01/27 – ACA Insured	No Opt. Call	B3	262,482
730	0.000%, 1/01/29 – ACA Insured	No Opt. Call	B3	463,127
3,320	0.000%, 1/01/30 – ACA Insured	No Opt. Call	B3	1,985,493
14,030	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2014B, 4.000%, 8/01/33 (UB) (5)	8/24 at 100.00	A	14,983,619
20,005	Total New Hampshire			19,112,082
	New Jersey – 2.6%
4,920	Atlantic City, Atlantic County, New Jersey, General Obligation Bonds, Tax Appeal Refunding Series 2017A, 5.000%, 3/01/42 – BAM Insured (UB) (5)	3/27 at 100.00	Baa1	5,735,982
8,240	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (AMT)	5/20 at 100.00	BBB-	6,864,909
2,370	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.125%, 1/01/37	5/20 at 100.00	Caa2	1,561,617
	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A:
850	5.625%, 8/01/34, 144A	8/24 at 100.00	N/R	841,279
1,530	5.875%, 8/01/44, 144A	8/24 at 100.00	N/R	1,488,384
1,000	6.000%, 8/01/49, 144A	8/24 at 100.00	N/R	987,660

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
$ 2,390	5.500%, 8/01/33 (4)	8/23 at 100.00	N/R	$788,700
4,120	5.650%, 8/01/43 (4)	8/23 at 100.00	N/R	1,359,600
2,395	5.750%, 8/01/47 (4)	8/23 at 100.00	N/R	790,350
	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
1,020	5.000%, 9/01/37, 144A	9/27 at 100.00	BB	1,007,117
2,325	5.125%, 9/01/52, 144A	9/27 at 100.00	BB	2,241,300
	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
1,075	5.000%, 1/01/34	1/24 at 100.00	N/R	1,053,984
1,675	5.250%, 1/01/44	1/24 at 100.00	N/R	1,598,369
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/47 (UB) (5)	12/27 at 100.00	BBB+	2,594,825
	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Juvenile Justice Commission Facilities Project, Series 2018C:
230	5.000%, 6/15/36	12/27 at 100.00	BBB+	243,528
6,000	5.000%, 6/15/47 (UB) (5)	12/27 at 100.00	BBB+	6,227,580
1,750	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011B, 3.000%, 8/01/43 (AMT) (UB) (5)	8/24 at 100.00	A1	1,778,788
9,400	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011C, 3.000%, 8/01/41 (AMT) (UB) (5)	8/24 at 100.00	A1	9,573,430
	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A:
6,000	4.000%, 11/01/44	11/29 at 100.00	BBB+	5,871,060
10,950	4.000%, 11/01/44 (UB) (5)	11/29 at 100.00	BBB+	10,675,155
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW:
3,000	5.250%, 6/15/33	6/25 at 100.00	BBB+	3,179,490
865	5.250%, 6/15/40 (Pre-refunded 6/15/25) (UB) (5)	6/25 at 100.00	N/R (7)	1,041,650
14,865	5.250%, 6/15/40 (UB) (5)	6/25 at 100.00	BBB+	15,562,912
15,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.000%, 6/15/41 (UB) (5)	12/26 at 100.00	BBB+	15,637,500
8,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, 5.000%, 6/15/42 (UB) (5)	6/27 at 100.00	BBB+	8,348,480
18,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2018EEE, 5.000%, 6/15/48	12/28 at 100.00	BBB+	18,698,400

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019LLL:
$ 21,965	4.000%, 6/15/44 (UB) (5)	12/29 at 100.00	BBB+	$21,448,823
44,360	4.000%, 6/15/49 (UB) (5)	12/29 at 100.00	BBB+	43,091,304
	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc Project; Series 2014A:
850	6.000%, 10/01/34, 144A	10/24 at 100.00	BB-	863,685
2,255	6.200%, 10/01/44, 144A	10/24 at 100.00	BB-	2,276,964
22,150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Refunding Series 2012, 5.750%, 9/15/27 (AMT)	9/22 at 100.00	BB-	22,074,025
795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1998, 5.500%, 4/01/28 (AMT)	5/20 at 100.00	BB-	792,273
3,500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999, 5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB-	3,482,500
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B:
7,625	5.625%, 11/15/30 (AMT)	3/24 at 101.00	BB-	7,586,951
3,000	5.625%, 11/15/30 (AMT)	3/24 at 101.00	BB-	2,985,030
5,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2003, 5.500%, 6/01/33 (AMT)	6/23 at 101.00	BB-	5,524,200
1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (7)	1,511,895
1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,033,860
26,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	5/20 at 100.00	BB+	26,327,069
16,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A	10/26 at 102.00	N/R	14,200,480
3,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A, 4.000%, 12/01/30 (AMT) (UB) (5)	12/26 at 100.00	AA	3,306,810
2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (AMT)	12/22 at 100.00	A	2,732,150
1,625	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 0.000%, 12/01/24, 144A (AMT) (IF)	12/23 at 100.00	AA	1,940,949
23,120	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/30 (UB) (5)	6/26 at 100.00	Baa1	25,564,478
2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/34	No Opt. Call	BBB+	1,380,618
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
10,000	0.000%, 12/15/31 – FGIC Insured	No Opt. Call	BBB+	6,981,600
40,000	0.000%, 12/15/36 – AMBAC Insured (UB) (5)	No Opt. Call	BBB+	21,902,400

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A:
$ 3,000	0.000%, 12/15/35	No Opt. Call	BBB+	$1,702,770
49,200	0.010%, 12/15/38 – BAM Insured	No Opt. Call	AA	26,109,948
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A:
2,060	0.000%, 12/15/38	No Opt. Call	BBB+	997,287
71,475	0.000%, 12/15/39 (UB) (5)	No Opt. Call	BBB+	32,728,403
14,990	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 4.000%, 12/15/37 – BAM Insured (UB) (5)	12/28 at 100.00	Baa1	15,245,879
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 4.500%, 6/15/49 (UB) (5)	12/28 at 100.00	BBB+	40,351,200
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
11,215	4.000%, 6/15/44 (UB) (5)	12/28 at 100.00	BBB+	10,951,448
6,495	3.500%, 6/15/46 (UB) (5)	12/28 at 100.00	BBB+	5,969,879
18,975	4.000%, 6/15/50 (UB) (5)	12/28 at 100.00	BBB+	18,422,828
587,305	Total New Jersey			495,239,755
	New Mexico – 0.2%
1,250	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,280,862
650	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	604,143
3,840	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 3/01/32	9/20 at 56.67	N/R	1,766,400
680	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	640,594
4,715	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	No Opt. Call	N/R	4,347,843
2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	2,020,180
5,845	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB-	5,844,532
	Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
925	7.625%, 10/01/23	4/20 at 100.00	N/R	925,130
3,150	7.750%, 10/01/38	5/20 at 100.00	N/R	3,149,433
4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	10/24 at 100.00	N/R	4,798,992
18,307	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A	5/20 at 103.00	N/R	17,786,349
46,242	Total New Mexico			43,164,458

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York – 7.9%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
$ 19,430	0.010%, 7/15/32	No Opt. Call	B+	$10,680,865
3,470	0.010%, 7/15/35	No Opt. Call	B+	1,631,074
10,000	0.000%, 7/15/45	No Opt. Call	B+	2,631,500
1,355	Build New York City Resource Corporation, New York, Revenue Bonds, Consortium for Worker Education, Inc Project, Series 2020, 5.000%, 12/01/49, 144A	12/29 at 100.00	N/R	1,221,695
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
200	5.000%, 11/01/39	11/24 at 100.00	BB	186,956
7,700	5.500%, 11/01/44	11/24 at 100.00	BB	7,482,937
	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc Project, Series 2014:
670	4.500%, 1/01/25 (AMT), 144A	No Opt. Call	N/R	694,958
2,665	5.000%, 1/01/35 (AMT), 144A	1/25 at 100.00	N/R	2,729,226
111,990	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	120,259,342
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
675	5.000%, 5/01/38	5/23 at 100.00	BBB-	687,575
2,500	4.250%, 5/01/42	5/23 at 100.00	BBB-	2,311,600
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,930	5.500%, 1/01/39	7/24 at 100.00	BBB-	2,056,048
3,065	5.500%, 1/01/44	7/24 at 100.00	BBB-	3,245,161
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2017-1, 4.000%, 7/01/47 (UB) (5)	7/27 at 100.00	AA-	8,952,000
43,690	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A, 3.000%, 9/01/50 – AGM Insured (UB) (5)	3/30 at 100.00	A2	39,119,152
63,760	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A, 3.000%, 7/01/48 (UB) (5)	7/30 at 100.00	A3	64,166,789
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
1,300	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB-	1,424,293
3,900	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB-	4,142,385
	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
5,000	5.500%, 12/01/36, 144A	12/26 at 100.00	BB-	4,945,850
4,000	5.500%, 12/01/46, 144A	12/26 at 100.00	BB-	3,816,960
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017B:
4,785	4.000%, 2/15/44 (UB) (5)	8/27 at 100.00	AA+	5,277,089
10,685	4.000%, 2/15/46 (UB) (5)	8/27 at 100.00	AA+	11,739,289

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 21,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2018A, 4.000%, 3/15/48 (UB) (5)	9/28 at 100.00	Aa1	$23,282,490
22,585	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020D, 3.000%, 2/15/49 (UB) (5)	2/30 at 100.00	Aa1	23,187,568
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1030:
2,990	6.450%, 3/15/39, 144A (IF) (5)	3/24 at 100.00	AA+	4,741,303
4,000	6.452%, 3/15/44, 144A (IF) (5)	3/24 at 100.00	AA+	6,104,800
7,630	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C, 4.000%, 3/15/47 (UB) (5)	3/27 at 100.00	AA+	8,392,084
7,500	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 4.000%, 3/15/47 (UB) (5)	3/28 at 100.00	AA+	8,318,250
14,000	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016B, 0.010%, 1/01/45	No Opt. Call	N/R	3,781,260
40,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (6)	1/34 at 100.00	N/R	35,019,135
5,560	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Current Interest Series 2016A, 5.000%, 1/01/56	1/27 at 100.00	N/R	5,600,755
5,145	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2013A, 7.650%, 2/01/44	2/21 at 100.00	N/R	5,234,266
9,600	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	9,769,536
12,120	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A, 6.760%, 2/01/48	2/28 at 100.00	N/R	12,857,623
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College Project, Series 2019A, 5.500%, 9/01/22	6/22 at 100.00	N/R	4,874,450
16,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 4.000%, 11/15/52 (UB)	11/27 at 100.00	AA	17,253,600
20,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020A-1, 4.000%, 11/15/50 – AGM Insured (UB) (5)	5/30 at 100.00	A2	20,813,400
83,625	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D, 4.000%, 11/15/42 (UB) (5)	5/28 at 100.00	A-	85,682,175
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Tender Option Bond Trust 2015-XF1004:
2,566	3.856%, 11/15/41 (Pre-refunded 11/15/22), 144A (IF) (5)	11/22 at 100.00	N/R (7)	3,469,208
1,550	3.856%, 11/15/41 (Pre-refunded 11/15/22), 144A (IF) (5)	11/22 at 100.00	N/R (7)	2,094,718
539	3.856%, 11/15/41 (Pre-refunded 11/15/22), 144A (IF) (5)	11/22 at 100.00	N/R (7)	728,609
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,890	3.094%, 10/01/20 (4)	No Opt. Call	N/R	2,225,300
18,995	3.163%, 10/01/27 (4)	5/20 at 100.00	N/R	14,626,150
34,160	3.163%, 10/01/37 (4)	5/20 at 100.00	N/R	26,303,200
70,725	3.231%, 10/01/46 (4)	5/20 at 100.00	N/R	54,458,250

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,535	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 4.750%, 1/01/42 – AMBAC Insured	5/20 at 100.00	BBB	$3,474,127
3,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	5/20 at 100.00	A3	3,308,732
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second General Resolution, Fiscal Series 2012FF, 5.000%, 6/15/45 (UB) (5)	6/22 at 100.00	AA+	10,679,100
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Tender Option Bond Trust 2015-XF1011:
2,155	3.282%, 6/15/44 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	2,666,812
3,700	3.024%, 6/15/46, 144A (IF) (5)	6/23 at 100.00	AA+	5,446,881
2,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0128, 3.325%, 6/15/44 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	2,777,020
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0129:
2,025	3.322%, 6/15/45, 144A (IF) (5)	6/22 at 100.00	AA+	2,711,191
2,000	3.318%, 6/15/46, 144A (IF) (5)	6/23 at 100.00	AA+	2,944,260
1,320	3.318%, 6/15/46, 144A (IF) (5)	6/23 at 100.00	AA+	1,943,212
970	3.320%, 6/15/46, 144A (IF) (5)	6/23 at 100.00	AA+	1,427,491
14,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47 (UB) (5)	12/26 at 100.00	AA+	16,449,440
	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 2015-XF1022:
1,970	4.016%, 6/15/43 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	2,438,762
1,000	4.271%, 6/15/44 (Pre-refunded 6/15/21), 144A (IF) (5)	6/21 at 100.00	AA+ (7)	1,237,830
400	4.017%, 6/15/45, 144A (IF) (5)	6/22 at 100.00	AA+	535,812
2,265	4.017%, 6/15/45, 144A (IF) (5)	6/22 at 100.00	AA+	3,033,854
1,600	4.017%, 6/15/47, 144A (IF) (5)	6/23 at 100.00	AA+	2,350,176
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2:
2,500	5.000%, 7/15/40 (UB) (5)	7/25 at 100.00	AA	2,870,350
5,000	5.000%, 7/15/41 (UB) (5)	7/25 at 100.00	AA	5,735,300
10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 4.000%, 7/15/45 (UB) (5)	1/26 at 100.00	AA	10,817,600
21,900	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 4.000%, 2/01/44 (UB) (5)	2/27 at 100.00	Aa1	24,104,454
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2018 Series C-3:
4,490	4.000%, 5/01/42 (UB) (5)	5/28 at 100.00	Aa1	5,033,200
5,990	4.000%, 5/01/43 (UB) (5)	5/28 at 100.00	Aa1	6,705,805
22,500	4.000%, 5/01/44 (UB) (5)	5/28 at 100.00	Aa1	25,127,100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 39,490	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Subseries B-1, 3.000%, 11/01/47 (UB) (5)	11/29 at 100.00	Aa1	$40,091,828
8,500	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 4.000%, 10/01/41 (UB) (5)	10/27 at 100.00	AA	9,464,070
23,390	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Senior Lien Series 2016A, 0.010%, 11/15/49	No Opt. Call	Aa3	8,705,290
6,500	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Subordinate Lien Series 2016B, 0.000%, 11/15/56	No Opt. Call	A2	1,714,765
	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Tender Option Bond Trust 2015-XF1027:
3,750	3.221%, 11/15/44, 144A (IF) (5)	11/21 at 100.00	A	4,544,737
2,500	3.221%, 11/15/44, 144A (IF) (5)	11/21 at 100.00	A	3,029,825
	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062:
2,170	3.699%, 12/15/41, 144A (IF) (5)	12/21 at 100.00	AA-	2,702,540
3,750	4.015%, 12/15/41, 144A (IF) (5)	12/21 at 100.00	AA-	4,485,900
2,000	4.015%, 12/15/41, 144A (IF) (5)	12/21 at 100.00	AA-	2,392,480
106,135	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A (DD1, Settling 4/01/20)	11/24 at 100.00	N/R	107,789,645
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
29,000	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	29,776,910
39,835	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	41,238,387
109,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A	11/24 at 100.00	N/R	116,071,095
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B:
15,405	3.000%, 1/01/53 (UB) (5)	1/30 at 100.00	A-	15,059,004
1,980	3.000%, 1/01/53 (UB) (5)	1/30 at 100.00	A2	1,981,663
19,675	4.000%, 1/01/53 – AGM Insured (UB) (5)	1/30 at 100.00	A2	21,553,569
19,365	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Group 2, Series 2017C, 4.000%, 3/15/44 (UB) (5)	9/27 at 100.00	AA+	21,070,476
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017C:
3,440	4.000%, 3/15/43 (UB) (5)	9/27 at 100.00	AA+	3,751,561
20,265	4.000%, 3/15/45 (UB) (5)	9/27 at 100.00	AA+	22,013,667
14,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (AMT)	8/21 at 100.00	B	13,963,040
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,990	5.000%, 7/01/46 – AGM Insured (AMT) (UB) (5)	7/24 at 100.00	A2	5,374,430
4,740	4.000%, 1/01/51 – AGM Insured (AMT) (UB)	7/24 at 100.00	BBB	4,819,537

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 17,000	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42, 144A (AMT)	7/23 at 100.00	B-	$16,653,370
3,155	Ogdensburg Bridge and Port Authority, New York, Revenue Bonds, Series 2017, 5.750%, 7/01/47, 144A (AMT)	7/27 at 100.00	N/R	3,131,779
4,125	Oneida County Local Development Corporation, New York, Revenue Bonds, Mohawk Valley Health System Project, Series 2019A, 3.000%, 12/01/44 – AGM Insured (UB) (5)	12/29 at 100.00	AA	3,994,526
1,500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	Baa2	1,585,350
1,720	Otsego County Capital Resource Corporation, New York, Revenue Bonds, Hartwick College Project, Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	Ba3	1,447,621
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eighteen Series 2019:
1,000	5.000%, 11/01/44 (AMT) (UB) (5)	11/29 at 100.00	AA-	1,218,090
8,900	5.000%, 11/01/49 (AMT) (UB) (5)	11/29 at 100.00	AA-	10,756,273
12,200	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018, 4.000%, 9/01/43 (UB) (5)	9/28 at 100.00	AA-	13,426,588
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fourteen Series 2019, 4.000%, 9/01/39 (AMT) (UB) (5)	9/29 at 100.00	AA-	1,084,820
45,765	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twentieth Series 2019, 4.000%, 11/01/59 (AMT) (UB) (5)	11/29 at 100.00	AA-	48,872,901
845	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)	5/20 at 100.00	N/R	852,529
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A:
50,335	4.000%, 11/15/47 (UB) (5)	5/28 at 100.00	AA-	54,893,338
19,655	4.000%, 11/15/48 (UB) (5)	5/28 at 100.00	AA-	21,409,012
	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006:
12,980	5.000%, 6/01/45	6/27 at 100.00	CCC+	10,877,110
28,240	5.000%, 6/01/48	6/27 at 100.00	N/R	23,458,121
9,000	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc Project, BAN Series 2018, 0.000%, 10/01/23	No Opt. Call	N/R	9,814,680
1,542,090	Total New York			1,527,109,910
	North Carolina – 0.5%
1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 3.284%, 1/15/42, 144A (IF)	1/21 at 100.00	AA-	1,733,817
973	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	982,253
1,600	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 5.375%, 3/01/40, 144A	3/25 at 100.00	N/R	1,456,928
42,595	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2020A, 3.000%, 7/01/45 (UB) (5)	1/30 at 100.00	A2	43,782,975

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 2015-XF0147, 5.367%, 6/01/20, 144A (IF) (5)	No Opt. Call	AA	$2,824,820
2,720	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2014A, 5.250%, 1/01/41	1/24 at 100.00	N/R	2,646,070
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital Appreciation Series 2019:
5,000	0.000%, 1/01/40 (UB) (5)	1/30 at 74.03	AA+	2,890,100
6,000	0.000%, 1/01/41 (UB) (5)	1/30 at 71.45	AA+	3,332,640
5,000	0.000%, 1/01/42 (UB) (5)	1/30 at 68.97	AA+	2,668,300
4,500	0.000%, 1/01/43 (UB) (5)	1/30 at 66.61	AA+	2,310,390
5,000	0.000%, 1/01/44 (UB) (5)	1/30 at 64.38	AA+	2,469,000
11,000	0.000%, 1/01/45 (UB) (5)	1/30 at 62.11	AA+	5,216,420
8,250	0.000%, 1/01/46 (UB) (5)	1/30 at 60.08	AA+	3,761,753
15,500	0.000%, 1/01/47 (UB) (5)	1/30 at 58.00	AA+	6,791,945
16,000	0.000%, 1/01/48 (UB) (5)	1/30 at 55.97	AA+	6,738,880
14,500	0.000%, 1/01/49 (UB) (5)	1/30 at 54.10	AA+	5,874,965
2,415	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019, 5.000%, 2/01/45 (UB) (5)	No Opt. Call	Aa3	3,431,522
7,326	Winston-Salem, North Carolina, Multifamily Housing Revenue Bonds, Rolling Hills Apartments, Series 2016, 4.400%, 11/01/56	7/33 at 100.00	N/R	6,901,119
151,944	Total North Carolina			105,813,897
	North Dakota – 0.1%
3,300	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	N/R	3,155,889
6,370	North Dakota Public Finance Authority, Capital Financing Program Revenue Bonds, Series 2015C, 5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	AA-	7,341,680
	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013:
3,070	6.250%, 9/01/23 (4)	No Opt. Call	N/R	1,350,800
14,230	7.750%, 9/01/38 (4)	9/23 at 100.00	N/R	6,261,200
26,970	Total North Dakota			18,109,569
	Ohio – 3.0%
2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 2015-XF2193, 3.272%, 5/01/42, 144A (IF) (5)	5/22 at 100.00	A+	3,014,525
785,520	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	87,294,838
78,355	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	69,638,006

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
$ 2,405	5.750%, 12/01/34	12/22 at 100.00	N/R	$2,272,749
5,035	6.000%, 12/01/43	12/22 at 100.00	N/R	4,703,647
	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1:
200	6.250%, 1/15/34, 144A	1/24 at 104.00	N/R	197,616
1,500	6.375%, 1/15/43, 144A	1/24 at 104.00	N/R	1,451,745
4,400	6.500%, 1/15/52, 144A	1/24 at 104.00	N/R	4,228,488
2,330	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	5/20 at 100.00	N/R	2,335,312
6,275	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020, 4.000%, 12/01/46	6/29 at 100.00	N/R	4,772,075
13,960	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22) (UB) (5)	6/22 at 100.00	A- (7)	15,049,020
3,800	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Tender Option Bond Trust 2015-XF1005, 3.514%, 2/01/44, 144A (IF) (5)	2/24 at 100.00	A3	5,305,332
2,580	Hilliard Hickory Chase Community Authority, Ohio, Infustructure Improvement Revenue Bonds, Hickory Chase Project, Senior Series 2019A, 5.000%, 12/01/40, 144A	12/29 at 100.00	N/R	2,449,168
	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
215	5.000%, 12/01/22	5/20 at 100.00	N/R	215,037
3,250	5.000%, 12/01/32	5/20 at 100.00	N/R	3,039,107
6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,254,989
4,950	Lorain County Port Authority, Ohio, Tax Increment Revenue Bonds, North Ridgeville- Riddell Public Improvement Project, Series 2017, 5.750%, 12/01/41, 144A	12/26 at 100.00	N/R	4,548,060
16,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/49 (UB) (5)	8/28 at 100.00	A2	17,721,440
11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group, Series 2016, 4.000%, 8/01/47 (UB) (5)	8/26 at 100.00	A2	11,782,728
	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	Ba2	2,006,382
8,685	5.000%, 2/15/33	2/23 at 100.00	Ba2	9,354,353
16,060	5.000%, 2/15/44	2/23 at 100.00	Ba2	17,189,982
7,000	5.000%, 2/15/48	2/23 at 100.00	Ba2	7,457,310
77,813	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)	No Opt. Call	N/R	291,797
78,000	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)	7/29 at 100.00	B3	77,400,960

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 18,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (4)	No Opt. Call	N/R	$67,575
17,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory Put 9/15/21) (4)	No Opt. Call	N/R	17,880,640
29,738	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	111,518
3,570	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (4)	No Opt. Call	N/R	13,388
17,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (4)	No Opt. Call	N/R	63,994
5,950	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (4)	No Opt. Call	N/R	22,313
10,125	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (4)	No Opt. Call	N/R	37,969
3,810	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (4)	No Opt. Call	N/R	14,288
7,175	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)	No Opt. Call	N/R	26,906
20,130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (4)	No Opt. Call	N/R	20,397,125
11,940	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	B-	10,843,908
205	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	Caa2	185,334
48,650	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (4)	No Opt. Call	N/R	182,438
36,355	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (4)	No Opt. Call	N/R	136,331
11,290	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (4)	No Opt. Call	N/R	42,338
16,065	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)	No Opt. Call	N/R	60,244
24,315	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (4)	No Opt. Call	N/R	91,181
19,175	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (4)	No Opt. Call	N/R	71,906
49,675	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (4)	No Opt. Call	N/R	186,281

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 48,145	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (4)	No Opt. Call	N/R	$48,783,884
14,545	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (4)	No Opt. Call	N/R	14,738,012
8,525	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2A Project, Series 2016B, 5.000%, 12/01/46	12/26 at 100.00	N/R	7,832,685
17,320	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A, 6.000%, 12/01/50	12/28 at 100.00	N/R	17,353,081
13,880	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Tax Increment Financing Revenue Bonds, Cooperative Township Public Parking Project, Gallery at Kenwood, Senior Lien Series 2019A, 5.000%, 11/01/51	11/30 at 100.00	N/R	11,234,472
	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc, Series 2014A:
1,500	6.500%, 7/01/34	7/24 at 100.00	N/R	1,457,820
3,000	6.750%, 7/01/43	7/24 at 100.00	N/R	2,914,080
5,000	7.000%, 7/01/49	7/24 at 100.00	N/R	4,962,350
1,200	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015, 5.500%, 12/01/43	12/24 at 100.00	BB-	1,314,972
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB-	2,427,891
12,000	6.000%, 12/01/42	12/22 at 100.00	BB-	12,883,440
	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series 2016A-1:
1,680	6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	1,640,906
3,240	6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	3,088,595
3,390	6.375%, 1/15/51, 144A	1/24 at 104.00	N/R	3,208,872
27,585	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	27,746,096
1,654,436	Total Ohio			571,997,499
	Oklahoma – 0.5%
7,165	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded 8/25/21), 144A	8/21 at 100.00	N/R (7)	7,781,906
5,500	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2019, 4.000%, 9/01/45 (UB) (5)	9/29 at 100.00	Baa1	5,728,525
21,375	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.500%, 8/15/52	8/28 at 100.00	BB+	23,562,090

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Payne County Economic Development Authority, Oklahoma, Revenue Bonds, Epworth Living at the Ranch, Series 2016A:
$ 2,828	6.875%, 11/01/46 (4)	11/26 at 100.00	N/R	$7,071
4,149	7.000%, 11/01/51 (4)	11/26 at 100.00	N/R	10,373
	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017:
1,000	5.250%, 11/15/37	11/25 at 102.00	BBB-	1,043,290
5,830	5.250%, 11/15/45	11/25 at 102.00	BBB-	5,995,455
	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,510	7.250%, 11/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (7)	7,542,218
10,760	7.250%, 11/01/45 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (7)	10,806,160
14,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2000B, 5.500%, 6/01/35 (AMT)	6/23 at 100.00	N/R	13,786,780
5,350	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2001A, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	5,268,520
10,705	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2001B, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	10,541,963
96,172	Total Oklahoma			92,074,351
	Oregon – 0.3%
4,000	Multnomah-Clackamas Counties School District 10JT Greham-Barlow, Oregon, General Obligation Bonds, Deferred interest Series 2017A, 0.000%, 6/15/36 (5)	6/27 at 67.23	AA+	2,305,800
1,600	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40 (Pre-refunded 9/01/20), 144A	9/20 at 100.00	N/R (7)	1,633,648
815	Oregon Facilities Authority, Revenue Bonds, Howard Street Charter School Project, Series 2019A, 5.250%, 6/15/55, 144A	6/27 at 102.00	N/R	701,511
	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A:
670	5.000%, 6/15/39, 144A	6/27 at 102.00	N/R	630,524
1,810	5.000%, 6/15/49, 144A	6/27 at 102.00	N/R	1,635,371
8,590	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2015C, 5.000%, 10/01/45 (UB) (5)	10/25 at 100.00	AA-	9,958,559
	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A:
550	5.500%, 6/15/35, 144A	6/25 at 100.00	N/R	530,739
1,650	5.750%, 6/15/46, 144A	6/25 at 100.00	N/R	1,591,474
3,625	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.250%, 6/15/51	6/25 at 100.00	N/R	3,187,934
9,135	Oregon Health and Science University, Revenue Bonds, Series 2019A, 3.000%, 7/01/49 (UB) (5)	1/30 at 100.00	AA-	9,237,038
3,125	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.375%, 7/01/45	7/25 at 100.00	N/R	2,715,687

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
	Port of Alsea, Lincoln County, Oregon, General Obligation Bonds, Series 2018:
$ 385	4.000%, 6/15/38	6/28 at 100.00	N/R	$416,578
800	4.375%, 6/15/43	6/28 at 100.00	N/R	869,672
2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	5/20 at 100.00	N/R	2,354,413
18,280	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series 2019A, 3.000%, 5/15/49 (UB) (5)	5/29 at 100.00	A+	18,727,677
8,000	Washington, Clackamas and Yamhill Counties School District 88J Sherwood, Oregon, General Obligation Bonds, Series 2017A, 0.000%, 6/15/47	6/27 at 39.49	AA+	2,602,800
65,515	Total Oregon			59,099,425
	Pennsylvania – 2.0%
9,735	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	Caa2	8,807,936
12,775	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	11,487,152
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
1,250	6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,359,100
2,500	7.000%, 11/01/40 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	2,726,325
2,905	Allegheny County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	2,958,307
	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017:
2,400	6.000%, 7/01/37, 144A	7/24 at 100.00	N/R	2,361,792
11,015	6.250%, 7/01/47, 144A	7/24 at 100.00	N/R	10,760,223
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
3,890	5.125%, 5/01/32, 144A	5/28 at 100.00	N/R	3,963,754
15,420	5.375%, 5/01/42, 144A	5/28 at 100.00	N/R	15,654,076
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
4,035	4.375%, 1/01/35 (Mandatory Put 7/01/22) (4)	No Opt. Call	N/R	4,090,481
35,695	3.500%, 4/01/41 (4)	No Opt. Call	N/R	133,856
45,855	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (4)	No Opt. Call	N/R	171,956
50,320	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (4)	No Opt. Call	N/R	188,700
10,600	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21) (4)	No Opt. Call	N/R	10,655,120

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 17,965	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/47 (UB)	11/27 at 100.00	Baa2	$20,611,245
2,565	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Alvernia University Project, Series 2020, 5.000%, 10/01/49	10/29 at 100.00	BB+	2,379,140
2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital & Medical Center Project, Tender Option Bond Trust 2015-XF2049, 9.308%, 11/01/44, 144A (IF) (5)	5/22 at 100.00	Baa2	2,604,436
1,250	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, US Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	Caa2	1,132,050
	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
705	5.000%, 12/01/30	12/25 at 100.00	N/R	722,054
680	5.000%, 12/01/35	12/25 at 100.00	N/R	688,650
1,400	5.250%, 12/01/45	12/25 at 100.00	N/R	1,415,610
11,750	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BB	11,621,102
6,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2017A, 5.250%, 10/15/47	4/27 at 100.00	BB	5,698,740
	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014:
1,600	5.000%, 10/01/39	10/24 at 100.00	BBB-	1,672,512
785	5.000%, 10/01/44	10/24 at 100.00	BBB-	816,628
	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018:
550	5.000%, 3/01/38, 144A	3/28 at 100.00	N/R	504,796
1,499	5.125%, 3/01/48, 144A	3/28 at 100.00	N/R	1,346,507
1,800	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2020, 4.125%, 11/30/20, 144A	7/20 at 100.00	N/R	1,760,287
1,595	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	Baa3	1,502,506
3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018, 4.000%, 7/15/43 (UB) (5)	1/28 at 100.00	A-	3,291,150
1,000	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	BBB-	1,047,450
3,540	Lehigh County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, West Hills Business Center Project, Series 2014, 6.500%, 7/01/32	7/23 at 100.00	N/R	3,618,269
6,164	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	6,097,244
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019:
15,810	4.000%, 9/01/49 (UB) (5)	9/29 at 100.00	A	16,567,299
8,130	4.000%, 9/01/51 (UB) (5)	9/29 at 100.00	A	8,502,435

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,440	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 4.723%, 8/01/38 (Pre-refunded 8/01/20), 144A (IF) (5)	8/20 at 100.00	N/R (7)	$1,519,747
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Ba1	1,109,030
	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 2016-XG0063:
945	4.222%, 2/15/31, 144A (IF) (5)	8/23 at 100.00	Aa1	1,380,031
1,340	4.220%, 2/15/32, 144A (IF) (5)	8/23 at 100.00	Aa1	1,969,184
1,410	4.221%, 2/15/33, 144A (IF) (5)	8/23 at 100.00	Aa1	2,051,790
1,480	4.219%, 2/15/34, 144A (IF) (5)	8/23 at 100.00	Aa1	2,154,850
1,072	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/31/23	5/20 at 100.00	N/R	267,838
292	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	73,076
4,835	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	5,179,349
20,520	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (4)	No Opt. Call	N/R	76,950
13,275	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (4)	No Opt. Call	N/R	49,781
31,370	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	CCC+	34,432,653
8,850	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009B, 5.000%, 12/01/38 (Mandatory Put 9/01/20)	No Opt. Call	CCC+	8,917,880
950	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	5/20 at 100.00	Baa3	967,300
	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, CarbonLITE P, LLC Project, Series 2019:
1,290	5.250%, 6/01/26 (AMT), 144A	No Opt. Call	N/R	1,228,157
4,195	5.750%, 6/01/36 (AMT), 144A	6/26 at 103.00	N/R	3,882,682
2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	B	2,070,000
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 2015-XF2189:
750	6.882%, 8/15/41 (Pre-refunded 8/15/21), 144A (IF) (5)	8/21 at 100.00	AA (7)	940,530
1,205	7.384%, 8/15/41 (Pre-refunded 8/15/21), 144A (IF) (5)	8/21 at 100.00	AA (7)	1,519,336
4,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A3	5,235,880

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
$ 1,445	5.000%, 7/01/37	7/27 at 100.00	BB	$1,423,556
1,575	5.000%, 7/01/42	7/27 at 100.00	BB	1,509,590
3,605	5.000%, 7/01/49	7/27 at 100.00	BB	3,373,775
895	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/20 at 100.00	Baa3	895,054
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Alliance for Progress Charter School, Series 2019A:
920	5.000%, 6/15/39	6/26 at 100.00	N/R	890,155
1,385	5.000%, 6/15/49	6/26 at 100.00	N/R	1,305,833
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Independence Charter School-West, Series 2019:
500	5.000%, 6/15/39	12/26 at 100.00	N/R	477,960
1,000	5.000%, 6/15/50	12/26 at 100.00	N/R	910,280
2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc - Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,181,446
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
855	6.050%, 5/01/23	5/20 at 100.00	N/R	831,633
985	6.250%, 5/01/33	5/20 at 100.00	N/R	889,494
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Southwest Leadership Academy, Series 2017:
345	6.470%, 11/01/37	11/27 at 100.00	N/R	314,330
4,785	6.600%, 11/01/47	11/27 at 100.00	N/R	4,378,754
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,062,660
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	6,459,755
3,380	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017, 5.000%, 3/15/45, 144A	3/28 at 100.00	BB+	3,083,675
	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A:
1,000	5.625%, 7/01/36	7/22 at 100.00	Ba1	1,072,320
37,235	5.625%, 7/01/42	7/22 at 100.00	Ba1	39,768,842
8,590	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2019D, 3.000%, 9/01/44 – AGM Insured (UB) (5)	9/29 at 100.00	A2	9,022,077
875	Quakertown General Authority Health Facilities Revenue, Pennsylvania, USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Series 2017C, 5.300%, 7/01/42	7/22 at 100.00	N/R	757,829
3,100	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	3,369,297

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016:
$ 2,000	5.000%, 6/01/36	6/26 at 100.00	BB+	$1,916,400
5,145	5.000%, 6/01/46	6/26 at 100.00	BB+	4,677,422
23,970	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 4.000%, 6/01/49 (UB) (5)	6/29 at 100.00	Aa3	26,968,887
	Southcentral Pennsylvania General Authority, Revenue Bonds, York Academy Regional Charter School Project, Series 2018A:
8,000	6.000%, 7/15/38, 144A	7/28 at 100.00	N/R	8,119,040
6,000	6.500%, 7/15/48, 144A	7/28 at 100.00	N/R	6,337,200
8,560	Wilkes-Barre Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2019, 4.000%, 4/15/54 – BAM Insured (UB) (5)	4/29 at 100.00	A2	9,423,447
535,852	Total Pennsylvania			385,365,643
	Puerto Rico – 5.7%
79,000	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.010%, 5/15/50	5/20 at 14.79	N/R	10,885,410
40,000	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 0.000%, 5/15/57	4/20 at 6.25	N/R	1,942,000
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
109,740	6.000%, 7/01/38	5/20 at 100.00	CC	111,111,750
87,335	6.000%, 7/01/44	5/20 at 100.00	CC	88,208,350
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
7,625	5.500%, 7/01/28	7/22 at 100.00	CC	7,470,594
5,020	5.250%, 7/01/29	7/22 at 100.00	CC	4,812,925
32,292	5.000%, 7/01/33	7/22 at 100.00	CC	30,596,670
17,370	5.125%, 7/01/37	7/22 at 100.00	CC	16,501,500
53,850	5.750%, 7/01/37	7/22 at 100.00	CC	52,907,625
120,485	5.250%, 7/01/42	7/22 at 100.00	CC	114,761,962
39,435	6.000%, 7/01/47	7/22 at 100.00	CC	38,843,475
10,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012B, 5.350%, 7/01/27	4/20 at 100.00	CC	9,100,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY:
4	4.050%, 7/01/40 (4)	7/20 at 100.00	D	2,695
95,170	4.050%, 7/01/40 (4)	7/20 at 100.00	D	68,046,550
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010DDD:
4,505	3.957%, 7/01/21 (4)	7/20 at 100.00	D	3,198,550
25	3.957%, 7/01/22 (4)	7/20 at 100.00	D	17,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
$ 2,650	3.941%, 7/01/29 (4)	7/22 at 100.00	D	$1,868,250
7,000	3.957%, 7/01/29 (4)	7/22 at 100.00	D	4,970,000
2	3.957%, 7/01/42 (4)	7/22 at 100.00	D	1,363
50,045	3.957%, 7/01/42 (4)	7/22 at 100.00	D	35,531,950
12,855	3.961%, 7/01/42 (4)	7/22 at 100.00	D	9,127,050
3	3.961%, 7/01/42 (4)	7/22 at 100.00	D	2,044
5,845	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%, 7/01/20 (4)	No Opt. Call	D	4,179,175
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
2,040	3.957%, 7/01/21 (4)	4/20 at 100.00	D	1,448,400
5,155	5.000%, 7/01/22 (4)	4/20 at 100.00	D	3,660,050
140	3.957%, 7/01/23 (4)	4/20 at 100.00	D	99,400
805	3.957%, 7/01/25 (4)	4/20 at 100.00	D	571,550
2,215	5.000%, 7/01/27 (4)	4/20 at 100.00	D	1,572,650
19,610	5.000%, 7/01/32 (4)	4/20 at 100.00	D	13,923,100
33,360	3.957%, 7/01/37 (4)	4/20 at 100.00	D	23,685,600
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
1,465	3.999%, 7/01/20 (4)	No Opt. Call	D	1,047,475
905	3.957%, 7/01/24 (4)	4/20 at 100.00	D	642,550
2,000	5.250%, 7/01/34 – NPFG Insured	No Opt. Call	D	2,020,260
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
1,600	3.978%, 7/01/21 (4)	7/20 at 100.00	D	1,140,000
3,420	3.978%, 7/01/23 (4)	7/20 at 100.00	D	2,436,750
525	3.978%, 7/01/25 (4)	7/20 at 100.00	D	358,969
845	3.978%, 7/01/26 (4)	7/20 at 100.00	D	602,063
610	3.978%, 7/01/27 (4)	7/20 at 100.00	D	434,625
8,663	3.978%, 7/01/28 (4)	7/20 at 100.00	D	6,172,387
2,620	3.978%, 7/01/29 (4)	7/20 at 100.00	D	1,866,750
170	3.978%, 7/01/30 (4)	7/20 at 100.00	D	121,125
4,478	3.978%, 7/01/31 (4)	7/20 at 100.00	D	3,190,575

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
$ 280	5.000%, 7/01/21 (4)	7/20 at 100.00	D	$198,800
185	3.957%, 7/01/22 (4)	7/20 at 100.00	D	131,350
1,510	3.895%, 7/01/23 (4)	7/20 at 100.00	D	1,060,775
3,225	3.957%, 7/01/24 (4)	7/20 at 100.00	D	2,289,750
2,000	3.926%, 7/01/25 (4)	4/20 at 100.00	D	1,410,000
625	3.957%, 7/01/25 (4)	4/20 at 100.00	D	443,750
30	3.937%, 7/01/26 (4)	7/20 at 100.00	D	21,150
190	3.978%, 7/01/26 (4)	4/20 at 100.00	D	135,375
3,000	3.978%, 7/01/26 (4)	4/20 at 100.00	D	2,051,250
8,765	3.978%, 7/01/27 (4)	7/20 at 100.00	D	6,245,062
280	5.000%, 7/01/27 (4)	7/20 at 100.00	D	198,800
140	3.957%, 7/01/28 (4)	7/20 at 100.00	D	99,400
6,105	3.978%, 7/01/28 (4)	7/20 at 100.00	D	4,349,812
1	3.990%, 7/01/28 (4)	4/20 at 100.00	D	664
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
1,960	3.926%, 7/01/25 (4)	7/20 at 100.00	D	1,381,800
640	3.978%, 7/01/26 (4)	7/20 at 100.00	D	456,000
215	4.750%, 7/01/26 (4)	7/20 at 100.00	D	151,575
405	3.947%, 7/01/27 (4)	7/20 at 100.00	D	285,525
260	3.978%, 7/01/27 (4)	7/20 at 100.00	D	185,250
6,195	3.978%, 7/01/35 (4)	4/20 at 100.00	D	4,413,937
805	4.019%, 7/01/36 (4)	7/20 at 100.00	D	577,588
59,480	3.978%, 7/01/40 (4)	7/20 at 100.00	D	42,379,500
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ:
135	3.957%, 7/01/20 (4)	No Opt. Call	N/R	93,994
125	3.957%, 7/01/20 (4)	No Opt. Call	D	88,750
475	3.957%, 7/01/20 (4)	No Opt. Call	N/R	330,719
1,150	3.978%, 7/01/20 (4)	No Opt. Call	N/R	803,563
590	3.978%, 7/01/20 (4)	No Opt. Call	D	420,375
60	3.978%, 7/01/21 (4)	7/20 at 100.00	D	42,750
4,350	3.978%, 7/01/22 (4)	7/20 at 100.00	D	3,099,375
1,620	3.978%, 7/01/23 (4)	7/20 at 100.00	D	1,154,250
10,510	3.978%, 7/01/24 (4)	7/20 at 100.00	D	7,488,375
205	5.000%, 7/01/24 (4)	7/20 at 100.00	D	145,550
21,180	3.978%, 7/01/25 (4)	7/20 at 100.00	D	15,090,750
20,560	3.978%, 7/01/26 (4)	7/20 at 100.00	D	14,649,000
210	5.000%, 7/01/26 (4)	4/20 at 100.00	D	149,100
215	5.000%, 7/01/28 (4)	4/20 at 100.00	D	152,650

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
$ 8,560	4.123%, 7/01/33 (4)	7/23 at 100.00	D	$6,248,800
1,733	4.102%, 7/01/36 (4)	7/23 at 100.00	D	1,215,266
12,320	4.102%, 7/01/36 (4)	7/23 at 100.00	D	8,993,600
4,655	4.123%, 7/01/40 (4)	7/23 at 100.00	D	3,398,150
19,460	4.123%, 7/01/43 (4)	7/23 at 100.00	D	14,205,800
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016D-4-RSA-1, 4.164%, 7/01/20 (4)	No Opt. Call	N/R	743,750
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
105	3.999%, 7/01/20 (4)	4/20 at 100.00	D	75,075
2,895	3.999%, 7/01/21 (4)	4/20 at 100.00	D	2,069,925
950	3.988%, 7/01/22 (4)	4/20 at 100.00	D	678,063
1,890	3.988%, 7/01/23 (4)	4/20 at 100.00	D	1,348,988
535	3.988%, 7/01/24 (4)	4/20 at 100.00	D	381,856
1,755	5.250%, 7/01/25 (4)	4/20 at 100.00	D	1,250,438
3,485	3.957%, 7/01/28 (4)	4/20 at 100.00	D	2,474,350
13,350	3.978%, 7/01/33 (4)	4/20 at 100.00	D	9,511,875
28,635	5.500%, 7/01/38 (4)	4/20 at 100.00	D	20,474,025
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE:
3,035	4.036%, 7/01/30 (4)	7/20 at 100.00	D	2,156,368
66,460	4.044%, 7/01/32 (4)	7/20 at 100.00	D	47,435,825
34,350	4.061%, 7/01/40 (4)	7/20 at 100.00	D	24,603,187
14,525	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (4)	4/20 at 100.00	D	10,240,125
1,210	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured (4)	No Opt. Call	C	939,263
542	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 0.000%, 7/01/46	7/28 at 41.38	N/R	128,839
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2018B-1:
11,648	0.010%, 7/01/46	7/28 at 41.38	N/R	2,768,380
50,220	0.000%, 7/01/51	7/28 at 30.01	N/R	8,923,592
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
21,370	4.329%, 7/01/40	7/28 at 100.00	N/R	19,683,693
22,201	4.329%, 7/01/40	7/28 at 100.00	N/R	20,449,119
4,120	4.784%, 7/01/58	7/28 at 100.00	N/R	3,868,762
41,200	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (4)	7/20 at 100.00	D	24,823,000

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
$ 4,465	5.000%, 6/01/20	5/20 at 100.00	C	$4,470,581
3,065	5.000%, 6/01/21	5/20 at 100.00	C	3,068,831
1,930	5.000%, 6/01/22	5/20 at 100.00	C	1,930,000
830	5.000%, 6/01/23	5/20 at 100.00	C	828,963
6,960	5.000%, 6/01/24	5/20 at 100.00	C	6,942,600
7,050	5.000%, 6/01/25	5/20 at 100.00	C	7,023,562
2,105	5.000%, 6/01/26	4/20 at 100.00	C	2,094,475
8,875	5.000%, 6/01/30	5/20 at 100.00	C	8,819,531
	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
4,320	5.000%, 6/01/21	4/20 at 100.00	C	4,325,400
4,695	5.000%, 6/01/22	4/20 at 100.00	C	4,695,000
75	5.000%, 6/01/23	5/20 at 100.00	C	74,906
3,075	5.000%, 6/01/24	5/20 at 100.00	C	3,067,312
1,355	5.000%, 6/01/25	5/20 at 100.00	C	1,349,919
3,345	5.000%, 6/01/26	5/20 at 100.00	C	3,328,275
7,203	5.000%, 6/01/30	5/20 at 100.00	C	7,157,981
4,842	5.000%, 6/01/36	5/20 at 100.00	C	4,811,737
1,464,962	Total Puerto Rico			1,094,337,418
	Rhode Island – 0.2%
6,050	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	6,375,067
	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A:
1,370	5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (7)	1,557,087
2,500	6.000%, 9/01/33 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (7)	2,878,400
249,290	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	4/20 at 14.97	CCC-	31,380,625
259,210	Total Rhode Island			42,191,179
	South Carolina – 1.6%
2,920	Berkeley County, South Carolina, Special Assessment Revenue Bonds, Nexton Improvement District, Series 2019, 4.375%, 11/01/49	11/29 at 100.00	N/R	2,400,357
	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Tender Option Bond Trust 2015-XF-0145:
510	5.518%, 5/30/22, 144A (IF) (5)	No Opt. Call	A3	813,384
500	5.524%, 5/30/22, 144A (IF) (5)	No Opt. Call	A3	795,460
1,000	5.524%, 5/30/22, 144A (IF) (5)	No Opt. Call	A3	1,539,940
	Lancaster County, South Carolina, Assessment Revenue Bonds, Walnut Creek Improvement District, Series 2016A-2:
90	5.750%, 12/01/20, 144A	No Opt. Call	N/R	89,050
2,735	5.750%, 12/01/46, 144A	12/21 at 110.00	N/R	2,228,916

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	5/20 at 100.00	N/R	$1,098,090
14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/20 (4)	No Opt. Call	N/R	2,952,180
15,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Custodial Receipts CR-086, 5.000%, 8/15/36 (Pre-refunded 8/15/26), 144A	8/26 at 100.00	Baa1 (7)	18,299,850
8,340	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Custodial Receipts CR-087, 5.000%, 8/15/41 (Pre-refunded 8/15/26), 144A	8/26 at 100.00	Baa1 (7)	10,174,717
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020:
2,160	5.000%, 1/01/40, 144A	1/30 at 100.00	N/R	1,989,187
5,000	5.000%, 1/01/55, 144A	1/30 at 100.00	N/R	4,331,400
1,985	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A	11/24 at 100.00	N/R	2,129,746
4,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.250%, 8/15/46, 144A	2/25 at 100.00	BB+	3,988,400
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,455,543
11,515	7.250%, 11/01/45	11/24 at 100.00	N/R	12,125,525
5,870	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, High Point Academy Project, Series 2018A, 5.750%, 6/15/49, 144A	12/26 at 100.00	Ba1	6,006,888
3,215	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Lowcountry Leadership Charter School Project, Series 2019A, 5.000%, 12/01/49, 144A	12/29 at 100.00	Baa3	3,493,065
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc, Series 2013:
750	5.000%, 5/01/43	5/23 at 100.00	N/R	635,392
1,255	5.125%, 5/01/48	5/23 at 100.00	N/R	1,060,425
19,495	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 4.000%, 11/01/48 (UB) (5)	5/28 at 100.00	AA-	21,052,651
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A:
9,985	5.000%, 5/01/43 (UB) (5)	5/28 at 100.00	A3	11,763,928
8,560	5.000%, 5/01/48 (UB) (5)	5/28 at 100.00	A3	9,971,202
15,055	South Carolina Jobs-Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (AMT) (4)	1/22 at 100.00	N/R	1,957,150
	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B:
6,780	5.000%, 12/01/46 (UB) (5)	12/26 at 100.00	A-	7,700,046
7,770	5.000%, 12/01/56 (UB) (5)	12/26 at 100.00	A-	8,745,912
1,700	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43 (UB) (5)	6/22 at 100.00	A-	1,782,416

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 28,660	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/50 (UB) (5)	6/25 at 100.00	A-	$31,570,997
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46 (UB) (5)	12/24 at 100.00	A-	10,975,300
2,185	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48 (UB) (5)	12/23 at 100.00	A-	2,352,327
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
2,575	5.000%, 12/01/49 (UB) (5)	6/24 at 100.00	A-	2,795,497
68,695	5.500%, 12/01/54 (UB) (5)	6/24 at 100.00	A-	75,624,951
4,970	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55 (UB) (5)	12/25 at 100.00	A-	5,572,463
17,625	South Carolina State Ports Authority, Revenue Bonds, Series 2019B8, 4.000%, 7/01/49 (AMT) (UB) (5)	7/29 at 100.00	A+	19,042,050
1,500	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 5.000%, 12/01/37	12/23 at 100.00	N/R	1,472,295
7,990	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-2, 5.750%, 12/01/42	5/20 at 100.00	N/R	7,392,588
3,670	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-3, 5.330%, 12/01/41	5/20 at 100.00	N/R	3,401,246
304,717	Total South Carolina			300,780,534
	South Dakota – 0.0%
6,400	Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding Bonds, Series 2014C, 6.000%, 3/01/32, 144A	3/24 at 100.00	N/R	5,684,224
	Tennessee – 1.7%
2,000	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc, Series 2016A, 5.000%, 1/01/47	1/25 at 102.00	N/R	1,594,000
	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
1,905	0.000%, 12/01/24, 144A	No Opt. Call	N/R	1,455,801
815	0.000%, 12/01/25, 144A	No Opt. Call	N/R	584,379
845	0.000%, 12/01/26, 144A	No Opt. Call	N/R	569,860
16,665	0.010%, 12/01/31, 144A	No Opt. Call	N/R	8,258,174
	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A:
6,650	5.000%, 12/01/35, 144A	12/26 at 100.00	N/R	6,081,092
7,220	5.125%, 12/01/42, 144A	12/26 at 100.00	N/R	6,369,051
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond 2015-XF1023:
2,545	3.983%, 1/01/40 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	3,628,916
2,500	3.982%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	3,565,275
865	3.985%, 1/01/45 (Pre-refunded 1/01/23), 144A (IF) (5)	1/23 at 100.00	BBB+ (7)	1,233,049

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 64,160	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 4.000%, 7/01/40 (UB) (5)	7/28 at 100.00	Baa1	$69,375,566
2,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	Baa1	2,114,160
	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
6,180	5.250%, 5/01/25, 144A	11/24 at 100.00	N/R	5,703,337
57,375	6.000%, 5/01/34, 144A	11/24 at 100.00	N/R	49,726,912
4,485	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A, 5.875%, 3/01/44	3/24 at 100.00	CCC	4,494,508
	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A:
4,205	5.500%, 7/01/37	7/27 at 100.00	N/R	4,249,657
5,150	5.625%, 1/01/46	7/27 at 100.00	N/R	5,166,222
2,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena Project, Junior Subordinate Lien Series 2002E, 0.000%, 4/01/34	4/20 at 43.92	N/R	703,360
13,790	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.625%, 6/15/47, 144A (4)	6/27 at 100.00	N/R	8,274,000
1,235	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017B, 6.750%, 6/15/22, 144A (4)	No Opt. Call	N/R	741,000
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship Education Project, Series 2017E:
3,975	5.250%, 6/01/47, 144A	6/26 at 100.00	N/R	3,923,723
3,250	5.375%, 6/01/52, 144A	6/26 at 100.00	N/R	3,217,825
16,615	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	A3	18,039,571
19,965	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2017A, 5.000%, 7/01/48 (UB) (5)	7/27 at 100.00	A3	21,829,931
1,450	Shelby County Health, Educational and Housing Facility Board, Tennessee, Fixed Rate Revenue Bonds, Trezevant Manor, Refunding Series 2013A, 5.375%, 9/01/41	9/23 at 100.00	N/R	1,080,627
	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
18,170	7.375%, 6/01/37, 144A	6/27 at 100.00	N/R	19,950,842
17,235	7.500%, 6/01/47, 144A	6/27 at 100.00	N/R	17,984,895
46,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	52,880,619
11,735	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc Project, Series 2015A, 5.500%, 1/01/46	5/20 at 100.00	N/R	9,694,870
341,285	Total Tennessee			332,491,222

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas – 4.8%
$ 4,000	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Area 1 Project, Series 2019, 6.500%, 9/01/48, 144A	9/29 at 100.00	N/R	$3,708,200
3,000	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Major Improvement Area Project, Series 2019, 6.750%, 9/01/48, 144A	9/29 at 100.00	N/R	2,786,340
4,235	Anson Education Facilities Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2016A, 5.000%, 8/15/45	8/26 at 100.00	BBB-	4,505,871
	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017:
750	5.000%, 9/01/37	9/27 at 100.00	N/R	688,590
1,470	5.250%, 9/01/47	9/27 at 100.00	N/R	1,326,146
	Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook of Argyle Public Improvement District Project, Series 2018:
2,100	5.125%, 9/01/38, 144A	9/28 at 100.00	N/R	1,926,309
3,905	5.250%, 9/01/47, 144A	9/28 at 100.00	N/R	3,522,857
175	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (7)	178,654
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
490	5.000%, 6/15/36	6/21 at 100.00	BB	477,750
1,245	5.000%, 6/15/46	6/21 at 100.00	BB	1,162,295
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A:
1,000	5.000%, 8/15/38	8/27 at 100.00	N/R	942,580
1,800	5.000%, 8/15/48	8/27 at 100.00	N/R	1,626,030
900	5.000%, 8/15/53	8/27 at 100.00	N/R	801,468
2,720	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 4.625%, 8/15/46	8/21 at 100.00	BB+	2,482,218
6,250	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	9/23 at 103.00	N/R	6,261,312
	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2 Project, Series 2018:
1,000	5.750%, 9/01/33, 144A	9/23 at 103.00	N/R	961,110
3,775	6.125%, 9/01/45, 144A	9/23 at 103.00	N/R	3,584,098
5,340	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	9/23 at 103.00	N/R	5,323,713
3,800	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Winn Ridge South Public Improvement District Project, Series 2017, 6.200%, 9/01/47, 144A	9/27 at 100.00	N/R	3,549,200
7,760	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Estancia Hill Country Public Improvement District, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	7,783,047
	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Whisper Valley Public Improvement District Improvement Area 1, Series 2019:
1,405	4.625%, 11/01/39, 144A	11/29 at 100.00	N/R	1,268,041
2,615	4.750%, 11/01/48, 144A	11/29 at 100.00	N/R	2,309,986

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phase 1 Project, Series 2018:
$ 1,690	5.125%, 9/01/38, 144A	9/28 at 100.00	N/R	$1,569,080
4,230	5.250%, 9/01/47, 144A	9/28 at 100.00	N/R	3,842,447
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phases 2-7 Major Improvement Project, Series 2018:
4,230	5.500%, 9/01/38, 144A	9/28 at 100.00	N/R	3,946,844
7,480	5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	6,843,228
3,065	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019, 4.250%, 9/01/49, 144A	9/29 at 100.00	N/R	2,467,815
	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014:
1,450	6.625%, 9/01/32	9/22 at 103.00	N/R	1,398,873
3,400	7.000%, 9/01/40	9/22 at 103.00	N/R	3,230,238
3,750	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1B Project, Series 2018, 5.250%, 9/01/44, 144A	9/28 at 100.00	N/R	3,445,650
	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014:
2,025	7.250%, 9/01/32	9/22 at 103.00	N/R	1,924,924
3,500	7.625%, 9/01/40	9/22 at 103.00	N/R	3,293,570
5,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 Project, Series 2018, 5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	4,574,350
	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016:
575	4.800%, 9/01/37	9/26 at 100.00	N/R	525,424
1,000	5.250%, 9/01/46	9/26 at 100.00	N/R	899,950
	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1B, Series 2018:
325	5.375%, 9/01/38, 144A	9/28 at 100.00	N/R	311,428
415	5.500%, 9/01/46, 144A	9/28 at 100.00	N/R	394,491
	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Project, Series 2018:
1,120	5.625%, 9/01/38	9/28 at 100.00	N/R	1,074,102
1,700	5.750%, 9/01/47	9/28 at 100.00	N/R	1,616,802
1,100	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.875%, 9/01/40	9/20 at 103.00	N/R	1,061,313
	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015:
1,750	6.000%, 9/01/30	9/22 at 103.00	N/R	1,716,767
5,000	6.250%, 9/01/40	9/22 at 103.00	N/R	4,864,950
3,115	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	2,975,791

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,245	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	$1,152,472
5,895	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	5,631,906
10,455	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	10,050,496
	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
700	5.000%, 9/01/36, 144A	9/22 at 103.00	N/R	654,549
1,650	5.250%, 9/01/46, 144A	9/22 at 103.00	N/R	1,525,903
1,555	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	N/R	1,557,861
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/42	1/23 at 100.00	Baa2	1,043,810
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,225	0.010%, 1/01/28	No Opt. Call	Baa1	1,706,998
4,000	0.010%, 1/01/29	No Opt. Call	Baa1	2,937,440
6,000	City Of Celina, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, The Columns Public Improvement District Project, Series 2018, 6.250%, 9/01/48, 144A	9/28 at 100.00	N/R	5,516,580
	City of Shenandoah, Montgomery County, Texas, Special Assessment Revenue Bonds, Metropark Public Improvement District, Series 2018:
1,835	5.600%, 9/01/38	9/28 at 100.00	N/R	1,688,567
3,015	5.700%, 9/01/47	9/28 at 100.00	N/R	2,732,886
900	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A, 4.400%, 12/01/47	12/22 at 100.00	BBB-	905,391
3,065	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.600%, 12/01/49	12/24 at 100.00	BBB-	3,101,290
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
1,490	6.250%, 9/01/35	9/23 at 103.00	N/R	1,419,195
3,500	6.500%, 9/01/46	9/23 at 103.00	N/R	3,280,375
1,200	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	1,139,280
6,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43	8/23 at 100.00	BBB-	6,660,929
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
870	6.625%, 9/01/31	9/23 at 100.00	N/R	1,006,686
7,010	6.375%, 9/01/42	9/23 at 100.00	N/R	7,919,618
9,175	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BBB-	10,042,221

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1, Series 2019:
$ 1,000	4.000%, 8/15/39, 144A	8/27 at 100.00	N/R	$861,150
1,825	4.250%, 8/15/49, 144A	8/27 at 100.00	N/R	1,519,860
	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014:
1,400	6.500%, 9/01/36	9/20 at 102.00	N/R	1,401,134
2,000	6.750%, 9/01/43	9/20 at 102.00	N/R	1,988,200
3,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012A RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa2	3,601,185
3,775	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa2	3,886,966
28,985	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C, 3.000%, 10/01/50 (UB) (5)	4/30 at 100.00	A2	29,016,884
2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)	5/20 at 100.00	B3	2,530,658
	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase 13-16 Project, Refunding & Improvement Series 2017:
1,200	4.500%, 9/01/37	9/27 at 100.00	N/R	1,122,780
1,260	5.000%, 9/01/44	9/27 at 100.00	N/R	1,221,935
	Hackberry, Texas, Special Assessment Revenue Bonds, Rivendale by the Lake Public Improvement District 2 Phases 4-6, Series 2017:
1,530	4.625%, 9/01/37	9/27 at 100.00	N/R	1,462,680
2,345	5.000%, 9/01/47	9/27 at 100.00	N/R	2,276,784
2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyterian Homes, Inc Project, Series 2013B, 7.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB- (7)	2,880,350
600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.010%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	153,564

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$ 1,400	0.000%, 11/15/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	$1,327,242
475	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	BB+	441,831
2,270	0.000%, 11/15/25 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	2,082,498
13,760	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	BB+	12,187,645
520	0.000%, 11/15/26 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	467,938
4,400	0.000%, 11/15/26	No Opt. Call	BB+	3,775,288
355	0.000%, 11/15/27 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	312,514
4,645	0.000%, 11/15/27	No Opt. Call	BB+	3,872,118
480	0.000%, 11/15/28 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	413,770
11,595	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	BB+	9,387,660
125	0.000%, 11/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	105,309
10,400	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BB+	8,137,376
2,070	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (7)	1,704,107
12,645	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BB+	9,549,504
5,000	0.010%, 11/15/31 – NPFG Insured	No Opt. Call	BB+	3,656,600
1,910	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	BB+	1,311,750
2,075	0.010%, 11/15/34 – NPFG Insured	11/31 at 83.17	BB+	1,253,881
35	0.000%, 11/15/35	11/31 at 78.18	BB+	19,818
4,160	0.010%, 11/15/36 – NPFG Insured	11/31 at 73.51	BB+	2,209,834
1,525	0.010%, 11/15/37 – NPFG Insured	11/31 at 69.08	BB+	760,655
1,930	0.010%, 11/15/38 – NPFG Insured	11/31 at 64.91	BB+	902,352
1,130	0.010%, 11/15/39 – NPFG Insured	11/31 at 60.98	BB+	496,341
10,045	0.010%, 11/15/40 – NPFG Insured	11/31 at 57.27	BB+	4,142,558
17,665	0.010%, 11/15/41 – NPFG Insured	11/31 at 53.78	BB+	6,841,654
1,840	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.010%, 11/15/41 – NPFG Insured	11/31 at 53.78	A-	772,248
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.010%, 11/15/31 – NPFG Insured	11/24 at 66.52	BB	59,114
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.71	BB	336,834
1,420	0.010%, 11/15/33 – NPFG Insured	11/24 at 59.10	BB	744,449
25	0.000%, 11/15/34 – NPFG Insured (Pre-refunded 11/15/24)	11/24 at 55.69	Baa2 (7)	12,988
190	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	93,780
555	0.010%, 11/15/35 – NPFG Insured	11/24 at 52.47	BB	257,847
3,535	0.000%, 11/15/38 – NPFG Insured (Pre-refunded 11/15/24)	11/24 at 43.83	Baa2 (7)	1,445,249
6,465	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	BB	2,502,020
8,430	0.000%, 11/15/39 (Pre-refunded 11/15/24)	11/24 at 41.26	Baa2 (7)	3,244,623
9,245	0.000%, 11/15/39	11/24 at 41.26	BB	3,365,180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
$ 1,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	A2	$750,197
27,155	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	A2	13,327,674
10,750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	A2	4,650,557
	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5 Improvement Area 1 Project, Series 2019:
1,025	4.125%, 9/01/39, 144A	9/29 at 100.00	N/R	878,917
1,450	4.375%, 9/01/49, 144A	9/29 at 100.00	N/R	1,202,485
9,190	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	8,965,948
7,080	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	5/20 at 100.00	N/R	6,332,494
8,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc - Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (AMT)	7/21 at 100.00	BB-	7,960,000
	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1:
5,000	5.000%, 7/15/30 (AMT)	7/25 at 100.00	BB-	4,975,000
595	5.000%, 7/15/35 (AMT)	7/25 at 100.00	BB-	586,206
2,650	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	BB-	2,636,750
35,720	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (7)	40,154,995
	Justin, Denton County, Texas, Special Assessment Revenue Bonds, Timberbrook Public Improvement District 1 Improvement Area 1 Project, Series 2018:
1,315	5.000%, 9/01/38, 144A	9/28 at 100.00	N/R	1,215,047
1,175	5.375%, 9/01/38, 144A	9/28 at 100.00	N/R	1,088,203
1,930	5.125%, 9/01/47, 144A	9/28 at 100.00	N/R	1,755,817
1,770	5.500%, 9/01/47, 144A	9/28 at 100.00	N/R	1,616,187
	Kyle, Texas, Special Assessment Revenue Bonds, 6 Creeks Public Improvement District Improvement Area 1 Project, Series 2019:
1,000	4.625%, 9/01/39, 144A	9/29 at 100.00	N/R	896,900
1,180	4.750%, 9/01/44, 144A	9/29 at 100.00	N/R	1,044,477
1,000	Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public Improvement District 1 Improvement Area 1 Project, Series 2019, 4.875%, 9/01/44, 144A	9/29 at 100.00	N/R	863,600
	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Area 1 Project, Series 2019:
1,015	4.250%, 9/15/39, 144A	9/29 at 100.00	N/R	852,783
1,570	4.500%, 9/15/49, 144A	9/29 at 100.00	N/R	1,281,497
1,270	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Major Improvement Area Project, Series 2019, 5.000%, 9/15/49, 144A	9/29 at 100.00	N/R	1,048,601
2,765	Leander, Texas, Special Assessment Revenue Bonds, Crystal Springs Public Improvement District Project, Series 2018, 5.300%, 9/01/48, 144A	9/28 at 100.00	N/R	2,519,883

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,100	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Northern Improvement Area Major Improvement Project, Series 2017, 5.375%, 9/01/47, 144A	9/26 at 100.00	N/R	$984,841
3,900	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 5.000%, 9/01/47, 144A	9/26 at 100.00	N/R	3,440,112
	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014:
775	5.750%, 9/01/38	5/20 at 103.00	N/R	716,185
750	5.875%, 9/01/44	5/20 at 103.00	N/R	687,833
	Liberty Hill, Williamson County, Texas, Special Assessment Revenue Bonds, Liberty Parke Public Improvement District Master Improvement Area Project, Series 2017:
505	5.125%, 9/01/27, 144A	No Opt. Call	N/R	483,790
2,165	6.000%, 9/01/46, 144A	9/27 at 100.00	N/R	2,021,331
1,125	Liberty Hill, Williamson County, Texas, Special Assessment Revenue Bonds, Liberty Parke Public Improvement District Neighborhood Improvement Area 1 Project, Series 2017, 5.375%, 9/01/46, 144A	9/26 at 100.00	N/R	1,050,649
	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phase I, Refunding & Improvement Series 2018:
95	0.010%, 9/01/22, 144A	No Opt. Call	N/R	84,304
6,655	5.250%, 9/01/44, 144A	9/28 at 100.00	N/R	6,147,223
5,175	Little Elm,Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 1-1A Project, Series 2017, 6.000%, 9/01/47, 144A	9/27 at 100.00	N/R	4,765,140
	Little Elm,Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 2-3 Project, Series 2018:
725	5.750%, 9/01/38, 144A	9/28 at 100.00	N/R	696,341
1,350	5.875%, 9/01/47, 144A	9/28 at 100.00	N/R	1,286,442
1,500	Little Elm,Texas, Special Assessment Revenue Bonds, Lakeside Estates Public Improvement District 2 Project, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	1,336,185
	Little Elm,Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Improvement Area 2 Project, Refunding & Improvement Series 2018:
70	0.010%, 9/01/20, 144A	No Opt. Call	N/R	68,481
70	0.010%, 9/01/21, 144A	No Opt. Call	N/R	64,840
70	0.010%, 9/01/22, 144A	No Opt. Call	N/R	61,292
70	0.010%, 9/01/23, 144A	No Opt. Call	N/R	57,817
12,350	5.750%, 9/01/48, 144A	9/28 at 100.00	N/R	11,471,421

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Little Elm,Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Major Improvement Area Project, Refunding Series 2018:
$ 125	0.010%, 9/01/20, 144A	No Opt. Call	N/R	$122,139
125	0.010%, 9/01/21, 144A	No Opt. Call	N/R	115,309
125	0.010%, 9/01/22, 144A	No Opt. Call	N/R	108,681
125	0.010%, 9/01/23, 144A	No Opt. Call	N/R	102,223
125	0.010%, 9/01/24, 144A	No Opt. Call	N/R	96,044
125	0.010%, 9/01/25, 144A	No Opt. Call	N/R	90,004
6,300	6.750%, 9/01/48, 144A	9/28 at 100.00	N/R	5,893,776
	Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major Improvement Area Project, Series 2020:
600	4.500%, 9/15/40, 144A	9/30 at 100.00	N/R	507,900
600	4.625%, 9/15/49, 144A	9/30 at 100.00	N/R	492,636
1,755	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Major Improvement Area Project, Series 2019, 5.750%, 9/01/49, 144A	9/29 at 100.00	N/R	1,533,782
1,670	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Neighborhood Improvement Area 1 Project, Series 2019, 5.250%, 9/01/49, 144A	9/29 at 100.00	N/R	1,448,424
	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015:
500	5.375%, 9/15/35	9/20 at 103.00	N/R	492,000
395	5.500%, 9/15/40	9/20 at 103.00	N/R	386,421
	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 2 Project, Series 2019:
1,170	4.250%, 9/15/39, 144A	9/29 at 100.00	N/R	1,031,039
1,860	4.375%, 9/15/49, 144A	9/29 at 100.00	N/R	1,577,987
	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 1 Project, Series 2018:
850	5.250%, 9/01/38, 144A	9/28 at 100.00	N/R	802,986
1,595	5.375%, 9/01/48, 144A	9/28 at 100.00	N/R	1,469,904
1,510	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 2 Major Improvement Project, Series 2018, 5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	1,380,517
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019:
1,000	5.750%, 9/15/39, 144A	9/29 at 100.00	N/R	893,530
2,300	6.000%, 9/15/49, 144A	9/29 at 100.00	N/R	2,017,215
15,235	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	15,591,194
19,190	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT)	12/23 at 103.00	N/R	17,513,178
17,430	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (4), (8)	1/26 at 102.00	N/R	8,715,000

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2018A:
$ 1,595	5.625%, 8/15/39, 144A	8/24 at 100.00	N/R	$1,640,521
3,340	5.750%, 8/15/49, 144A	8/24 at 100.00	N/R	3,426,473
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2019A:
470	5.000%, 8/15/39, 144A	8/24 at 100.00	N/R	470,155
1,020	5.000%, 8/15/49, 144A	8/24 at 100.00	N/R	992,389
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc, Series 2016A:
2,095	5.000%, 8/01/36, 144A	8/21 at 100.00	BB+	2,098,603
6,005	5.000%, 8/01/46, 144A	8/21 at 100.00	BB+	5,892,526
8,500	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2016A, 5.000%, 8/15/46, 144A	8/21 at 100.00	BB	7,513,575
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
1,975	5.000%, 8/15/37, 144A	8/21 at 100.00	BB	1,844,334
3,085	5.125%, 8/15/47, 144A	8/21 at 100.00	BB	2,769,744
4,305	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	3,644,312
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Senior Living Langford Project, Series 2016:
670	5.375%, 11/15/36	11/26 at 100.00	N/R	637,786
1,000	5.500%, 11/15/46	11/26 at 100.00	N/R	922,660
2,000	5.500%, 11/15/52	11/26 at 100.00	N/R	1,812,620
7,260	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	B-	6,244,108
1,490	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, LLC - Texas A&M University - San Antonio Project,, 5.000%, 4/01/48	4/26 at 100.00	BBB-	1,506,762
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A:
1,840	5.000%, 7/01/24	No Opt. Call	CCC	1,645,420
13,600	5.000%, 7/01/35	7/25 at 100.00	CCC	11,489,416
115,200	5.000%, 7/01/47	7/25 at 100.00	CCC	94,262,400
1,800	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015B, 4.375%, 7/01/21	No Opt. Call	CCC	1,650,096
9,965	New Hope Cultural Educational Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Children's Health Systems of Texas Project, Series 2017A, 4.000%, 8/15/40 (UB) (5)	8/27 at 100.00	Aa2	11,208,831

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc, Series 2017A:
$ 1,000	5.000%, 6/15/37	6/22 at 100.00	N/R	$1,007,180
1,950	5.000%, 6/15/42	6/22 at 100.00	N/R	1,957,000
3,000	5.250%, 6/15/48	6/22 at 100.00	N/R	3,019,590
43,310	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Refunding Series 2019, 4.000%, 12/15/58 (UB) (5)	12/29 at 100.00	A+	48,628,468
670	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone A Project, Series 2019, 5.625%, 9/01/40, 144A	9/30 at 100.00	N/R	575,517
	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone B Project, Series 2019:
1,030	5.250%, 9/01/40, 144A	9/30 at 100.00	N/R	880,362
1,400	5.375%, 9/01/50, 144A	9/30 at 100.00	N/R	1,164,268
1,475	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Wildridge Public Improvement District 1 Improvement Area 2 Project, Series 2018, 4.500%, 9/01/48, 144A	9/25 at 100.00	N/R	1,326,585
845	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Wildridge Public Improvement District 1 Improvement Area 3 Project, Series 2019, 4.125%, 9/01/49, 144A	9/29 at 100.00	N/R	690,821
	Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement District 1 Estates at Remington Park, Series 2017:
500	5.000%, 9/01/45	9/27 at 100.00	N/R	474,485
865	5.000%, 9/01/47	9/27 at 100.00	N/R	816,932
	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2020:
1,630	3.625%, 1/01/35 (AMT), 144A	1/22 at 103.00	N/R	1,379,779
6,340	4.000%, 1/01/50 (AMT), 144A	1/22 at 103.00	N/R	4,931,696
	Pottsboro Higher Education Finance Corporation, Texas, Education Revenue Bonds, Imagine International Academy of North Texas, LLC, Series 2016A:
655	5.000%, 8/15/36	8/26 at 100.00	N/R	635,023
1,000	5.000%, 8/15/46	8/26 at 100.00	N/R	924,230
	Princeton, Texas, Special Assessment Revenue Bonds, Arcadia Farms Public Improvement District Phase 8 & 9 Project, Series 2019:
472	4.250%, 9/01/39, 144A	9/29 at 100.00	N/R	416,526
635	4.375%, 9/01/49, 144A	9/29 at 100.00	N/R	542,074
	Princeton, Texas, Special Assessment Revenue Bonds, Brookside Public Improvement District Phase 1 Project, Series 2019:
655	4.875%, 9/01/39	9/29 at 100.00	N/R	597,386
1,000	5.000%, 9/01/49	9/29 at 100.00	N/R	894,130
6,705	Princeton, Texas, Special Assessment Revenue Bonds, Crossroads Public Improvement District Major improvement Project, Series 2018, 6.500%, 9/01/48, 144A	9/28 at 100.00	N/R	6,277,757

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019:
$ 1,500	4.500%, 9/01/39, 144A	9/29 at 100.00	N/R	$1,268,325
2,080	4.750%, 9/01/49, 144A	9/29 at 100.00	N/R	1,700,608
	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019:
1,000	5.500%, 9/01/39, 144A	9/29 at 100.00	N/R	857,110
2,000	5.750%, 9/01/49, 144A	9/29 at 100.00	N/R	1,670,560
3,605	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba1	3,832,980
	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc, Series 2012:
6,280	7.000%, 12/15/32 (4)	12/21 at 100.00	N/R	4,160,500
3,800	7.250%, 12/15/42 (4)	12/21 at 100.00	N/R	2,517,500
14,375	7.250%, 12/15/47 (4)	12/21 at 100.00	N/R	9,523,437
4,290	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (7)	4,754,178
3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,553,044
445	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 6.000%, 9/15/46	3/24 at 102.00	N/R	382,233
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Parkside Village Public improvement District Project, Series 2019:
1,425	4.125%, 9/15/39, 144A	9/29 at 100.00	N/R	1,200,249
2,010	4.375%, 9/15/49, 144A	9/29 at 100.00	N/R	1,631,959
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Phase 1B Project, Series 2019:
835	4.375%, 9/15/39, 144A	9/27 at 100.00	N/R	712,055
1,260	4.500%, 9/15/48, 144A	9/27 at 100.00	N/R	1,037,597
2,700	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Project, Series 2017, 5.000%, 9/15/48, 144A	9/27 at 100.00	N/R	2,460,024
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 2 Project, Series 2019:
1,365	4.625%, 9/15/39, 144A	9/27 at 100.00	N/R	1,166,570
2,495	4.750%, 9/15/49, 144A	9/27 at 100.00	N/R	2,060,321
4,200	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Major Improvement Area Project, Series 2017, 5.250%, 9/15/48, 144A	9/27 at 100.00	N/R	3,746,358
	San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, San Marcos Trace Public Improvement District Series 2019:
3,800	5.750%, 9/01/39, 144A	9/28 at 100.00	N/R	3,616,460
5,000	5.750%, 9/01/48, 144A	9/28 at 100.00	N/R	4,631,900

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 100	Sanger Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, Texas Pellets Inc Project, Refunding Series 2012B, 8.000%, 7/01/38 (AMT) (4)	7/22 at 100.00	N/R	$25,000
4,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2007, 5.750%, 11/15/37 (4)	5/20 at 100.00	N/R	3,150,000
3,140	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2014, 5.625%, 11/15/41 (4)	11/24 at 100.00	N/R	2,198,000
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A:
705	5.250%, 11/15/35 (4)	11/25 at 100.00	N/R	493,500
4,025	5.500%, 11/15/45 (4)	11/25 at 100.00	N/R	2,817,500
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A:
240	6.625%, 11/15/37	5/27 at 100.00	N/R	255,710
5,875	6.750%, 11/15/47	5/27 at 100.00	N/R	6,199,770
5,865	6.750%, 11/15/52	5/27 at 100.00	N/R	6,171,739
2,075	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, CC Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	5/20 at 100.00	N/R	2,079,316
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, CC Young Memorial Home Project, Series 2016A:
1,000	6.375%, 2/15/48	2/27 at 100.00	N/R	1,012,920
1,000	6.375%, 2/15/52	2/27 at 100.00	N/R	1,010,690
1,755	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, MRC Methodist Retirement Communities Stevenson Oaks Project, Series 2018, 10.000%, 3/15/23, 144A	4/20 at 100.00	N/R	2,033,185
2,995	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, inc Project, Fixed Rate Series 2012, 4.125%, 12/01/45	2/25 at 100.00	Baa2	3,040,614
100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A-	107,251
6,665	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 7.000%, 12/31/38 (AMT)	9/23 at 100.00	Baa3	7,530,650
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	8,629,002
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	2,739,897
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	10,477,064
3,660	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	4,099,566

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,940	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	5/20 at 100.00	BB-	$2,944,234
12,517	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El Shaddai Village and St James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A	1/34 at 100.00	N/R	12,124,411
3,470	Town Of Hickory Creek, Denton County, Texas, Special Assessment Revenue Bonds, Hickory Creek Public Improvement District, Series 2018, 5.625%, 9/01/47	9/28 at 100.00	N/R	3,201,908
5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB+ (7)	5,685,900
1,653	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2017, 4.250%, 12/01/44	12/25 at 100.00	N/R	1,452,392
4,000	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #2 Project, Series 2018, 5.000%, 9/01/47	9/27 at 100.00	N/R	3,553,160
	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,025	6.125%, 9/01/35	9/25 at 100.00	N/R	2,859,169
2,755	6.250%, 9/01/40	9/25 at 100.00	N/R	2,591,766
7,045	6.375%, 9/01/45	9/25 at 100.00	N/R	6,692,750
1,063,297	Total Texas			927,830,916
	Utah – 0.3%
11,315	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT)	12/27 at 100.00	N/R	10,483,234
900	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (AMT)	No Opt. Call	N/R	930,834
2,000	Utah Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BBB-	2,103,900
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
1,730	6.500%, 10/15/33	5/20 at 100.00	BB+	1,733,668
2,650	6.750%, 10/15/43	4/20 at 100.00	BB+	2,654,956
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning Academy Project, Series 2019A:
1,705	5.000%, 6/15/39, 144A	6/27 at 102.00	N/R	1,601,660
1,670	5.000%, 6/15/50, 144A	6/27 at 102.00	N/R	1,488,070
830	Utah Charter School Finance Authority, Charter School Revenue Bonds, Mountain West Montessori Academy Project, Series 2020A, 5.000%, 6/15/49, 144A	12/29 at 100.00	N/R	776,805
5,145	Utah Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	N/R (7)	5,553,410
5,180	Utah Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 5.250%, 7/15/38, 144A	7/27 at 100.00	BB	5,095,877

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah (continued)
	Utah Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A:
$ 815	5.000%, 2/15/36, 144A	2/26 at 100.00	BB	$793,166
1,705	5.000%, 2/15/46, 144A	2/26 at 100.00	BB	1,590,202
1,590	Utah Charter School Finance Authority, Revenue Bonds, Wallace Stegner Academy Project, Series 2019A, 5.000%, 6/15/49, 144A	6/27 at 100.00	N/R	1,494,727
2,580	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 6.000%, 4/15/45, 144A	4/20 at 100.00	BB+	2,580,465
11,315	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2016B, 4.000%, 5/15/47 (UB) (5)	5/24 at 100.00	AA+	12,121,081
3,000	Utah Infrastructure Agency, Telecommunications and Franchise Tax Revenue, Series 2017A, 5.000%, 10/15/40	10/27 at 100.00	BBB-	3,113,640
6,450	Utah State Board of Regents, Revenue Bonds, Dixie University, Series 2019, 3.000%, 6/01/49 (UB) (5)	6/29 at 100.00	AA	6,571,325
60,580	Total Utah			60,687,020
	Virgin Islands – 1.3%
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
600	4.000%, 10/01/22	No Opt. Call	N/R	586,074
5,185	5.000%, 10/01/32	10/22 at 100.00	N/R	4,916,106
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
2,500	5.000%, 10/01/20	No Opt. Call	N/R	2,492,000
16,050	5.000%, 10/01/24	No Opt. Call	N/R	15,751,791
9,750	5.000%, 10/01/30	10/24 at 100.00	N/R	9,352,785
40,815	5.000%, 10/01/39	10/24 at 100.00	N/R	38,334,264
500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	N/R	467,515
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A:
7,625	5.000%, 10/01/24	No Opt. Call	N/R	7,423,090
1,200	5.000%, 10/01/29	10/24 at 100.00	N/R	1,158,420
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1:
15	5.000%, 10/01/24	5/20 at 100.00	Caa2	14,782
225	5.000%, 10/01/29	4/20 at 100.00	Caa2	218,291
525	5.000%, 10/01/39	5/20 at 100.00	Caa2	505,916
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
16,100	5.000%, 10/01/25	10/20 at 100.00	Caa2	15,866,228
11,865	5.000%, 10/01/29	10/20 at 100.00	Caa2	11,504,185
4,746	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24	No Opt. Call	Caa2	4,657,819

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virgin Islands (continued)
$ 2,971	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	5/20 at 100.00	Caa2	$2,917,997
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A:
2,545	5.000%, 10/01/27	10/22 at 100.00	Caa2	2,494,024
17,870	5.000%, 10/01/32	10/22 at 100.00	Caa2	17,265,279
7,585	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	5/20 at 100.00	Caa3	7,168,204
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B:
12,620	5.000%, 10/01/25	10/20 at 100.00	Caa3	12,423,381
22,830	5.250%, 10/01/29	10/20 at 100.00	Caa3	22,143,730
1,520	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	5/20 at 100.00	Caa3	1,505,742
	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A:
13,370	6.625%, 10/01/29	5/20 at 100.00	Caa3	12,892,424
36,185	6.750%, 10/01/37	5/20 at 100.00	Caa3	34,836,023
20,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, BANS Series 2018B, 7.000%, 7/01/20, 144A	No Opt. Call	N/R	19,964,600
	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A:
65	5.000%, 7/01/22	5/20 at 100.00	Caa3	63,207
20	5.000%, 7/01/25	5/20 at 100.00	Caa3	18,793
975	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	5/20 at 100.00	Caa3	878,612
256,257	Total Virgin Islands			247,821,282
	Virginia – 2.8%
2,340	Alexandria, Virginia, General Obligation Bonds, Capital Improvement Series 2019A, 3.000%, 7/15/46 (UB) (5)	7/30 at 100.00	AAA	2,434,349
24,250	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 6.350%, 11/01/44	11/24 at 100.00	N/R	16,593,547
	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,133	4.125%, 3/01/21 (4)	No Opt. Call	N/R	1,279,800
5,246	4.356%, 3/01/25 (4)	4/20 at 100.00	N/R	3,147,600
9,403	4.455%, 3/01/34 (4)	4/20 at 100.00	N/R	5,641,800
1,074	Celebrate Virginia South Community Development Authority, Special Assessment Revenue Bonds, Celebrate Virginia South Project, Series 2006, 6.250%, 3/01/37 (4)	9/20 at 100.00	N/R	724,950
	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015:
1,100	5.150%, 3/01/35, 144A	3/25 at 100.00	N/R	1,083,082
1,865	5.400%, 3/01/45, 144A	3/25 at 100.00	N/R	1,834,806

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 11,230	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	$11,632,708
6,675	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	6,389,777
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	BBB+	5,689,488
5,265	5.000%, 12/01/47	12/23 at 100.00	BBB+	5,340,237
28,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (5)	5/28 at 100.00	Aa2	31,584,840
20,000	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A	7/27 at 100.00	N/R	22,132,400
5,825	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	5,402,454
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
9,065	4.000%, 1/01/47 (UB) (5)	1/27 at 100.00	A3	9,667,550
5,000	5.000%, 1/01/47 (UB) (5)	1/27 at 100.00	A3	5,819,600
83,520	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation, Second Senior Lien Series 2010A, 0.000%, 10/01/37	No Opt. Call	Baa1	42,691,248
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
124,020	4.000%, 10/01/49 (UB) (5)	10/29 at 100.00	Baa2	125,981,996
21,340	3.000%, 10/01/50 – AGM Insured (UB) (5)	10/29 at 100.00	A2	20,244,404
15,200	4.000%, 10/01/53 – AGM Insured (UB) (5)	10/29 at 100.00	A2	15,627,272
53,165	4.000%, 10/01/53 (UB) (5)	10/29 at 100.00	Baa2	53,825,309
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	A3	2,116,947
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	A3	3,592,012
9,400	0.000%, 10/01/38 – AGC Insured	No Opt. Call	Baa1	4,590,490
4,600	0.000%, 10/01/39 – AGC Insured	No Opt. Call	Baa1	2,151,098
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	Baa1	8,706,950
55,695	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48 (UB) (5)	11/28 at 100.00	AA	62,916,971
1,000	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement Community, Inc, Harbor's Edge Project, Series 2019A, 5.000%, 1/01/49	1/24 at 104.00	N/R	1,008,230
	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc - Harbor's Edge Project, Refunding Series 2014:
5,000	5.000%, 1/01/46	1/25 at 100.00	N/R	5,033,200
5,250	5.375%, 1/01/46	1/25 at 100.00	N/R	5,378,625

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 3,320	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	$3,298,221
11,065	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	4/20 at 100.00	B-	10,881,985
2,400	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	2,237,064
10,585	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	9,866,384
8,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019A, 5.500%, 7/01/54, 144A	7/34 at 100.00	N/R	7,701,280
8,000	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Provident Resource Group - Rixey Student Housing Project, Series 2019B, 7.500%, 7/01/52, 144A	No Opt. Call	N/R	7,808,880
8,170	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41, 144A	4/28 at 112.76	N/R	8,506,931
1,655	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (Mandatory Put 7/01/38), 144A (AMT)	7/23 at 100.00	B-	1,659,303
589,716	Total Virginia			542,223,788
	Washington – 1.7%
1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,104,527
	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A:
2,225	5.000%, 12/01/30	12/25 at 100.00	N/R	2,312,220
5,795	5.000%, 12/01/38	12/25 at 100.00	N/R	5,924,982
	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A:
1,500	6.000%, 12/01/35	12/25 at 100.00	N/R	1,595,295
5,500	6.250%, 12/01/45	12/25 at 100.00	N/R	5,827,580
	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,060	5.500%, 6/01/27 (AMT)	5/20 at 100.00	N/R	1,060,996
3,660	5.600%, 6/01/37 (AMT)	5/20 at 100.00	N/R	3,661,574
450	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	551,124
21,950	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 4.000%, 5/01/43 (AMT) (UB) (5)	5/27 at 100.00	A+	23,259,318
10,550	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 4.000%, 4/01/44 (AMT) (UB) (5)	4/29 at 100.00	A+	11,087,734
21,525	Port of Tacoma, Washington, Revenue Bonds, Refunding Series 2016B, 5.000%, 12/01/43 (AMT) (UB) (5)	12/26 at 100.00	AA-	25,055,315
4,260	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/20 at 100.00	N/R	4,165,045

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 68,345	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	$61,998,483
11,455	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	10,184,068
	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2019A:
34,710	7.500%, 1/01/32 (AMT), 144A	1/28 at 100.00	N/R	31,486,829
8,095	7.650%, 1/01/32 (AMT), 144A	1/28 at 100.00	N/R	7,431,210
11,000	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2017B, 4.000%, 8/15/41 (UB) (5)	2/28 at 100.00	AA-	11,871,310
	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bonds Trust 2015-XF1018:
500	3.714%, 8/15/40, 144A (IF) (5)	8/25 at 100.00	AA-	794,260
2,125	3.714%, 8/15/45, 144A (IF) (5)	8/25 at 100.00	AA-	3,311,451
13,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/38 (UB) (5)	10/24 at 100.00	AA-	14,941,160
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0132:
24	3.318%, 10/01/41 (Pre-refunded 10/01/24), 144A (IF) (5)	10/24 at 100.00	N/R (7)	42,091
1,616	3.318%, 10/01/41 (Pre-refunded 10/01/24), 144A (IF) (5)	10/24 at 100.00	N/R (7)	2,834,108
1,060	3.318%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	1,811,243
600	3.318%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	1,025,232
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148:
2,500	3.072%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	3,917,425
3,740	3.074%, 10/01/44, 144A (IF) (5)	10/24 at 100.00	AA-	5,858,336
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0150:
1,510	3.066%, 10/01/42, 144A (IF) (5)	10/22 at 100.00	AA-	1,649,962
630	3.072%, 10/01/42, 144A (IF) (5)	10/22 at 100.00	AA-	688,445
785	3.383%, 10/01/42, 144A (IF) (5)	10/22 at 100.00	AA-	857,479
13,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2017A, 5.000%, 10/01/47 (UB) (5)	10/27 at 100.00	Aa2	15,290,730
	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 2015-XF0153:
2,500	2.887%, 10/01/40, 144A (IF) (5)	10/20 at 100.00	Aa2	2,654,075
1,750	2.985%, 10/01/40, 144A (IF) (5)	10/20 at 100.00	Aa2	1,857,852
3,685	2.986%, 10/01/40, 144A (IF) (5)	10/20 at 100.00	Aa2	3,912,033
945	2.891%, 10/01/42, 144A (IF) (5)	10/22 at 100.00	Aa2	1,208,589
935	3.185%, 10/01/42, 144A (IF) (5)	10/22 at 100.00	Aa2	1,196,146
1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 2016-XG0051, 4.069%, 8/15/42, 144A (IF) (5)	8/22 at 100.00	AA-	1,381,871

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 15,000	Washington State Higher Education Facilities Authority Revenue Bonds, Gonzaga University Project, Series 2019A, 3.000%, 4/01/49 (UB) (5)	10/29 at 100.00	A2	$14,594,700
13,303	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26, 144A	No Opt. Call	N/R	13,263,145
1,705	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45, 144A	7/25 at 100.00	N/R	1,763,550
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,085	6.500%, 10/01/32, 144A	10/22 at 100.00	N/R	2,129,139
18,225	6.750%, 10/01/47, 144A	10/22 at 100.00	N/R	18,660,395
1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31, 144A	1/25 at 102.00	BB	1,017,100
2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB-	2,661,809
1,500	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 7.500%, 1/01/49, 144A	1/24 at 100.00	N/R	1,606,965
320,638	Total Washington			329,506,901
	West Virginia – 0.3%
7,301	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	12/23 at 100.00	N/R	7,386,276
	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	5.000%, 6/01/37	6/27 at 100.00	N/R	2,378,900
5,500	5.250%, 6/01/47	6/27 at 100.00	N/R	5,145,305
3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba3	3,428,274
	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A:
4,745	5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	4,843,079
12,885	5.750%, 6/01/43, 144A	6/27 at 100.00	N/R	13,187,282
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc, Series 2008:
13,180	6.500%, 10/01/38 (4)	4/20 at 100.00	N/R	7,249,000
22,445	6.750%, 10/01/43 (4)	4/20 at 100.00	N/R	12,344,750
71,881	Total West Virginia			55,962,866
	Wisconsin – 6.3%
15,700	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	14,580,119
1,600	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, American Preparatory Academy, Las Vegas 2 Project, Series 2019A, 5.000%, 7/15/54, 144A	7/27 at 100.00	BB	1,378,608

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 7,135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Series 2017A, 5.875%, 6/15/47, 144A	6/27 at 100.00	N/R	$6,329,030
205	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Taxable Series 2017B, 5.750%, 6/15/21, 144A	No Opt. Call	N/R	204,748
5,195	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	4,962,056
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A:
1,660	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	1,567,837
6,540	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	5,900,453
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A:
1,000	5.000%, 6/15/37, 144A	6/24 at 100.00	N/R	956,540
1,630	5.125%, 6/15/47, 144A	6/24 at 100.00	N/R	1,507,424
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A:
1,090	5.125%, 5/01/36, 144A	5/26 at 100.00	N/R	990,330
3,445	5.250%, 5/01/46, 144A	5/26 at 100.00	N/R	2,996,392
3,030	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB-	3,189,317
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Mallard Creek STEM Academy, North Carolina, Series 2019:
3,780	5.125%, 6/15/39, 144A	6/26 at 100.00	N/R	3,389,677
6,280	5.250%, 6/15/49, 144A	6/26 at 100.00	N/R	5,497,952
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Mountain Island Charter School, North Carolina, Series 2017B:
1,000	5.000%, 7/01/47	7/24 at 100.00	BBB-	1,053,690
1,000	5.000%, 7/01/52	7/24 at 100.00	BBB-	1,048,810
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
13,455	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	11,705,985
40,715	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	32,727,124
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A:
3,320	5.625%, 6/15/37, 144A	6/24 at 100.00	N/R	2,980,231
17,350	5.875%, 6/15/47, 144A	6/24 at 100.00	N/R	15,196,865
3,010	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 5.500%, 3/01/45, 144A	3/25 at 100.00	BB+	2,994,468
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A:
1,000	5.375%, 7/01/35, 144A	7/25 at 100.00	N/R	960,200
1,590	5.625%, 7/01/45, 144A	7/25 at 100.00	N/R	1,500,976

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A:
$ 2,875	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	$2,556,393
6,225	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	5,377,964
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A:
1,100	6.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	1,224,322
4,275	6.200%, 10/01/42 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	4,779,108
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A:
1,740	5.000%, 10/01/34 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	1,896,339
1,085	5.125%, 10/01/45 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (7)	1,185,807
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
393	0.000%, 1/01/47, 144A	No Opt. Call	N/R	9,527
343	0.000%, 1/01/48, 144A	No Opt. Call	N/R	8,235
338	0.000%, 1/01/49, 144A	No Opt. Call	N/R	7,958
327	0.000%, 1/01/50, 144A	No Opt. Call	N/R	7,421
322	0.000%, 1/01/51, 144A	No Opt. Call	N/R	7,191
418	0.000%, 1/01/52, 144A	No Opt. Call	N/R	8,999
412	0.000%, 1/01/53, 144A	No Opt. Call	N/R	8,741
398	0.000%, 1/01/54, 144A	No Opt. Call	N/R	8,238
390	0.000%, 1/01/55, 144A	No Opt. Call	N/R	7,912
382	0.000%, 1/01/56, 144A	No Opt. Call	N/R	7,634
19,159	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	14,936,634
423	0.000%, 1/01/57, 144A	No Opt. Call	N/R	8,242
412	0.000%, 1/01/58, 144A	No Opt. Call	N/R	7,859
401	0.000%, 1/01/59, 144A	No Opt. Call	N/R	7,525
393	0.000%, 1/01/60, 144A	No Opt. Call	N/R	7,146
387	0.000%, 1/01/61, 144A	No Opt. Call	N/R	6,857
376	0.000%, 1/01/62, 144A	No Opt. Call	N/R	6,508
368	0.000%, 1/01/63, 144A	No Opt. Call	N/R	6,240
360	0.000%, 1/01/64, 144A	No Opt. Call	N/R	6,003
354	0.000%, 1/01/65, 144A	No Opt. Call	N/R	5,720
382	0.000%, 1/01/66, 144A	No Opt. Call	N/R	5,873
4,599	0.000%, 1/01/67, 144A	No Opt. Call	N/R	65,766

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 177	0.000%, 1/01/46, 144A	No Opt. Call	N/R	$4,438
174	0.000%, 1/01/47, 144A	No Opt. Call	N/R	4,222
173	0.000%, 1/01/48, 144A	No Opt. Call	N/R	4,145
172	0.000%, 1/01/49, 144A	No Opt. Call	N/R	4,042
169	0.000%, 1/01/50, 144A	No Opt. Call	N/R	3,839
185	0.000%, 1/01/51, 144A	No Opt. Call	N/R	4,145
4,770	4.000%, 7/01/51, 144A	3/28 at 100.00	N/R	3,344,508
184	0.000%, 1/01/52, 144A	No Opt. Call	N/R	3,967
182	0.000%, 1/01/53, 144A	No Opt. Call	N/R	3,851
180	0.000%, 1/01/54, 144A	No Opt. Call	N/R	3,729
178	0.000%, 1/01/55, 144A	No Opt. Call	N/R	3,607
175	0.000%, 1/01/56, 144A	No Opt. Call	N/R	3,505
174	0.000%, 1/01/57, 144A	No Opt. Call	N/R	3,392
172	0.000%, 1/01/58, 144A	No Opt. Call	N/R	3,273
170	0.000%, 1/01/59, 144A	No Opt. Call	N/R	3,196
169	0.000%, 1/01/60, 144A	No Opt. Call	N/R	3,077
167	0.000%, 1/01/61, 144A	No Opt. Call	N/R	2,950
165	0.000%, 1/01/62, 144A	No Opt. Call	N/R	2,860
163	0.000%, 1/01/63, 144A	No Opt. Call	N/R	2,762
162	0.000%, 1/01/64, 144A	No Opt. Call	N/R	2,697
161	0.000%, 1/01/65, 144A	No Opt. Call	N/R	2,589
158	0.000%, 1/01/66, 144A	No Opt. Call	N/R	2,429
2,057	0.000%, 1/01/67, 144A	No Opt. Call	N/R	29,416
30,000	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A	3/27 at 100.00	N/R	27,312,600
	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2018A:
1,030	5.250%, 8/01/38, 144A	8/28 at 100.00	N/R	1,051,517
1,240	5.500%, 8/01/48, 144A	8/28 at 100.00	N/R	1,269,004
	Public Finance Authority of Wisconsin, Education Revenue Bonds, North Carolina Leadership Academy, Series 2019A:
540	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	516,024
455	5.000%, 6/15/54, 144A	6/26 at 100.00	N/R	426,708
1,945	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2019A, 5.500%, 6/01/49, 144A	6/27 at 102.00	N/R	1,613,125
4,385	Public Finance Authority of Wisconsin, Educational Facilities Revenue Bonds, Lake Erie College, Series 2019A, 5.875%, 10/01/54, 144A	10/29 at 100.00	N/R	3,674,762

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A:
$ 1,000	5.000%, 8/01/36, 144A	8/26 at 100.00	N/R	$937,270
3,000	5.125%, 8/01/46, 144A	8/26 at 100.00	N/R	2,728,110
1,900	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A, 6.000%, 2/01/45	2/25 at 100.00	N/R	1,817,255
11,685	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)	11/24 at 100.00	N/R	11,951,418
5,270	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	4,710,062
1,725	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A, 5.000%, 9/01/38, 144A	9/24 at 100.00	BB	1,726,949
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A:
8,500	6.250%, 8/01/27, 144A	No Opt. Call	N/R	8,213,040
53,545	6.750%, 8/01/31, 144A	No Opt. Call	N/R	52,177,461
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
58,580	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	57,707,158
58,500	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	57,891,600
298,150	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	296,274,636
	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Penick Village, Series 2019:
1,455	5.000%, 9/01/49, 144A	9/26 at 103.00	N/R	1,287,850
1,365	5.000%, 9/01/54, 144A	9/26 at 103.00	N/R	1,190,253
7,245	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park Development Project, Series 2019, 0.000%, 12/31/24, 144A	No Opt. Call	N/R	4,085,311
16,910	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	14,790,162
3,400	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Taxable Series 2018B, 6.750%, 9/01/29	9/28 at 100.00	N/R	3,287,392
	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A:
3,100	6.250%, 10/01/31, 144A	10/27 at 100.00	N/R	3,428,352
10,000	6.850%, 10/01/47, 144A	10/27 at 100.00	N/R	10,990,100
4,700	7.000%, 10/01/47, 144A	10/27 at 100.00	N/R	5,199,375
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017B, 8.500%, 10/01/47, 144A	10/27 at 100.00	N/R	1,053,850
3,000	Public Finance Authority of Wisconsin, Revenue Bonds, Delray Beach Radiation Therapy Center, Subordinate Series 2017B, 5.500%, 11/01/46, 144A (4)	11/26 at 100.00	N/R	2,850,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc, Series 2017A:
$ 4,360	5.000%, 12/01/27	No Opt. Call	BBB-	$4,845,268
2,775	5.200%, 12/01/37	12/27 at 100.00	BBB-	2,999,387
7,940	5.350%, 12/01/45	12/27 at 100.00	BBB-	8,555,906
	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A:
25,790	6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	26,782,399
45,880	7.000%, 7/01/48, 144A	7/28 at 100.00	N/R	47,714,282
	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
4,475	5.500%, 4/01/32	4/22 at 100.00	BB	4,614,754
4,250	5.750%, 4/01/42	4/22 at 100.00	BB	4,361,818
4,410	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB	4,656,475
	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Refunding Series 2017A:
8,800	5.200%, 6/01/37	6/23 at 104.00	N/R	7,941,384
19,410	5.300%, 6/01/47	6/23 at 104.00	N/R	17,088,952
7,895	5.375%, 6/01/52	6/23 at 104.00	N/R	6,927,862
7,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A	6/22 at 104.00	N/R	6,757,240
	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary's Woods at Marylhurst Inc, Series 2017A:
1,015	5.250%, 5/15/42, 144A	5/25 at 102.00	BB	1,045,298
1,335	5.250%, 5/15/47, 144A	5/25 at 102.00	BB	1,369,176
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
5,605	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	5,895,843
19,230	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	20,152,848
79,170	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	81,081,955
21,625	Public Finance Authority of Wisconsin, Taxable Revenue Bonds, Vonore Fiber Products Sustainable Packaging Project, Green Bonds, Series 2019, 9.000%, 6/01/29, 144A	7/22 at 100.00	N/R	21,264,944
15,410	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A	6/26 at 100.00	BBB-	16,487,159
500	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Wilson Preparatory Academy, Series 2019A, 5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	469,410
495	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Senior Series 2019A-1, 7.750%, 12/01/48, 144A (4)	12/28 at 100.00	N/R	494,506
5,000	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Subordinate Series 2019B, 7.000%, 12/01/48, 144A (4)	12/24 at 103.00	N/R	1,250,000
76	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Taxable Senior Series 2019A-2, 7.250%, 12/01/48, 144A	12/28 at 100.00	N/R	76,078

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority, Wisconsin, Revenue Bonds, Ultimate Medical Academy, Series 2019A:
$ 1,470	5.000%, 10/01/34, 144A	10/29 at 100.00	BB	$1,696,762
7,750	5.000%, 10/01/39, 144A	10/29 at 100.00	BB	8,815,547
13,000	Public Finance Authority, Wisconsin, Revenue Bonds, Ultimate Medical Academy, Taxable Series 2019B, 6.125%, 10/01/49, 144A	10/29 at 100.00	BB	11,532,170
14,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-1, 4.000%, 11/15/43 (UB) (5)	11/28 at 100.00	Aa2	15,271,760
3,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2015-XF2044, 5.161%, 11/15/41 (Pre-refunded 11/15/21), 144A (IF) (5)	11/21 at 100.00	Aa2 (7)	4,942,128
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Tender Option Bond Trust 2016-XG0072, 4.313%, 4/15/35 (Pre-refunded 4/15/23), 144A (IF) (5)	4/23 at 100.00	Aa3 (7)	3,723,025
1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (7)	1,234,286
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Tender Option Bond Trust 2015-XF1028:
2,500	3.856%, 11/15/44, 144A (IF) (5)	11/22 at 100.00	A1	2,657,575
380	3.856%, 11/15/44, 144A (IF) (5)	11/22 at 100.00	A1	403,951
750	3.856%, 11/15/44, 144A (IF) (5)	11/22 at 100.00	A1	797,273
800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hmong American Peace Academy, Series 2020, 4.000%, 3/15/40	3/30 at 100.00	BBB	848,080
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc, Series 2011A:
1,000	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,044,270
3,925	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	4,107,042
2,130	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A	6/26 at 100.00	N/R	2,121,970
8,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Agnesian HealthCare, Inc, Series 2017, 4.000%, 7/01/47 (UB) (5)	7/27 at 100.00	A+	9,127,980
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
1,850	5.000%, 8/01/37	8/24 at 103.00	N/R	1,702,167
1,900	5.000%, 8/01/39	8/24 at 103.00	N/R	1,741,084
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Children's Hospital of Wisconsin, Inc, Series 2017:
10,000	4.000%, 8/15/42 (UB) (5)	8/27 at 100.00	Aa3	11,187,500
10,000	4.000%, 8/15/47 (UB) (5)	8/27 at 100.00	Aa3	11,099,800
9,990	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42 (UB) (5)	2/26 at 100.00	A-	11,124,464

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Mile Bluff Medical Center, Inc, Series 2014:
$ 1,650	5.500%, 5/01/34	5/24 at 100.00	N/R	$1,805,876
2,635	5.750%, 5/01/39	5/24 at 100.00	N/R	2,879,818
10,115	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2018A, 4.300%, 11/01/53 (UB) (5)	11/27 at 100.00	Aa3	11,073,700
	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A:
2,545	8.375%, 6/01/37 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (7)	2,888,295
42,870	8.625%, 6/01/47 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (7)	48,998,266
1,243,315	Total Wisconsin			1,205,056,710
$ 28,477,777	Total Municipal Bonds (cost $23,308,924,147)			23,331,619,328

Shares	Description (1)	Value
	COMMON STOCKS – 2.5%
	Airlines – 0.2%
3,000,000	American Airlines Group Inc (10)	$ 36,570,000
	Chemicals – 0.0%
3,839	Ingevity Corporation (11), (12)	135,133
	Containers & Packaging – 0.0%
23,041	Westrock Co (13)	651,139
	Electric Utilities – 2.3%
19,296,538	Energy Harbor Corp (12), (14), (15)	436,584,172
	Total Common Stocks (cost $500,611,905)	473,940,444

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.9%
	Commercial Services & Supplies – 0.0%
$ 3,211	EWM P1 LLC (cash 13.750%, PIK 1.250%) (4), (8)	15.000%	9/01/28	N/R	$32
2,610	EWM P1 LLC (4), (8)	15.000%	9/01/28	N/R	26
5,821	Total Commercial Services & Supplies				58
	Electric Utilities – 0.3%
6,085	FirstEnergy Corp	6.050%	8/15/21	N/R	22,819
3,805	FirstEnergy Corp	6.800%	8/15/39	N/R	14,269
11,125	Talen Energy Supply LLC	6.500%	6/01/25	CCC+	7,201,213
50,500	Talen Energy Supply LLC	10.500%	1/15/26	CCC+	36,360,000
3,760	Talen Energy Supply LLC	7.250%	5/15/27	B	3,397,912
14,300	Talen Energy Supply LLC	6.625%	1/15/28	B	11,982,184
89,575	Total Electric Utilities				58,978,397
	Metals & Mining – 0.6%
14,250	Cleveland-Cliffs Inc	6.375%	10/15/25	B	10,545,000
127,759	Cleveland-Cliffs Inc	7.000%	3/15/27	B	77,932,990
10,000	United States Steel Corp	6.875%	8/15/25	Caa2	6,973,000
15,700	United States Steel Corp	6.250%	3/15/26	Caa2	10,205,000
18,720	United States Steel Corp	6.650%	6/01/37	Caa2	11,273,184
186,429	Total Metals & Mining				116,929,174
	Non-US Agency – 0.0%
5,000	Mashantucket Western Pequot Tribe (cash 6.350%, PIK 1.000%) (4)	7.350%	7/01/26	N/R	800,000
	Real Estate Management & Development – 0.0%
2,400	Zilkha Biomass Selma LLC (4), (8)	5.000%	8/01/28	N/R	2,400,000
25,740	Zilkha Biomass Selma LLC (4), (8)	10.000%	8/01/38	N/R	517,115
28,140	Total Real Estate Management & Development				2,917,115
$ 314,965	Total Corporate Bonds (cost $270,256,691)				179,624,744
	Total Long-Term Investments (cost $24,079,792,743)				23,985,184,516

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	MUNICIPAL BONDS – 0.1%
	Florida – 0.0%
$ 1,565	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (16)	6/20 at 104.00	N/R	$ 1,417,249
	Georgia – 0.0%
146	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Variable Rate Demand Obligations, Series 2016, 6.500%, 3/31/17 (4), (8)	No Opt. Call	N/R	149,581

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico – 0.1%
$ 7,110	Puerto Rico Electric Power Authority, Power Revenue Bonds, Variable Rate Demand Obligations, Series 2007TT, 3.957%, 7/01/20 (4), (16)	6/20 at 100.00	D	$ 5,048,100
$ 8,821	Total Short-Term Investments (cost $7,053,319)			6,614,930
	Total Investments (cost $24,086,846,062) – 124.7%			23,991,799,446
	Borrowings – (1.7)% (17)			(326,300,000)
	Floating Rate Obligations – (25.7)%			(4,951,881,000)
	Other Assets Less Liabilities – 2.7% (18)			533,555,627
	Net Assets – 100%			$19,247,174,073

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(8,449)	6/20	$(1,025,009,074)	$(1,059,161,359)	$(34,152,286)	$396,047
U.S. Treasury 10-Year Note	Short	(8,770)	6/20	(1,163,551,576)	(1,216,289,375)	(52,737,799)	1,233,281
Total				$(2,188,560,650)	$(2,275,450,734)	$(86,890,085)	$1,629,328

Total receivable for variation margin on futures contracts	$1,629,328
Total payable for variation margin on futures contracts	$( —)

Credit Default Swaps - OTC Uncleared
Counterparty	Referenced Entity	Buy/Sell Protection (19)	Current Credit Spread (20)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	1.88%	$90,000,000	1.000%	Quarterly	6/21/21	$(924,474)	$(2,511,979)	$1,587,505
Citigroup Global Markets Inc.	City of Chicago	Sell	2.16	5,000,000	1.000	Quarterly	6/20/22	(122,540)	(177,132)	54,592
Citigroup Global Markets Inc.	City of Chicago	Sell	2.63	5,000,000	1.000	Quarterly	6/20/24	(312,761)	(303,059)	(9,702)
Citigroup Global Markets Inc.	City of Chicago	Sell	2.75	5,000,000	1.000	Quarterly	12/20/24	(369,736)	(283,195)	(86,541)
Citigroup Global Markets Inc.	City of Chicago	Sell	3.04	10,000,000	1.000	Quarterly	12/20/27	(1,289,702)	(918,854)	(370,848)
Citigroup Global Markets Inc.	City of Chicago	Sell	3.05	60,000,000	1.000	Quarterly	6/20/28	(8,172,971)	(6,083,083)	(2,089,888)
Total				$175,000,000				$(11,192,184)	$(10,277,302)	$(914,882)
Total credit default swaps premiums paid									$ —	—
Total credit default swaps premiums received									$(10,277,302)	—
Total unrealized appreciation on credit default swaps									—	$1,642,097
Total unrealized depreciation on credit default swaps									—	$(2,556,979)
(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Principal Amount (000) rounds to less than $1,000.
(10)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(11)	Common Stock received as part of spin-off from WestRock Company.
(12)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(13)	Common Stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(14)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; FirstEnergy Solutions Corp, 6.050%, 8/15/21; FirstEnergy Solutions Corp, 6.800%, 8/15/39; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(15)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(16)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(17)	Borrowings as a percentage of Total Investments is 1.4%.
(18)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(19)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(20)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
DD1	Portion of investment purchased on a delayed delivery basis.
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Short Duration High Yield Municipal Bond Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.2%
	MUNICIPAL BONDS – 99.0%
	Alabama – 1.7%
$ 10,170	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)	5/20 at 100.00	B1	$9,585,733
4,445	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1994, 6.450%, 12/01/23 (AMT)	5/20 at 100.00	B1	4,189,635
2,445	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 5.350%, 9/01/27, 144A	9/25 at 100.00	N/R	2,506,003
23,140	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 1.148%, 12/01/48 (Mandatory Put 6/01/20) (UB) (4)	9/23 at 100.00	A3	23,076,365
5,750	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.500%, 10/01/53 – AGM Insured	10/23 at 102.00	BB+	6,450,925
	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D:
1,000	5.000%, 10/01/22	No Opt. Call	BB	1,078,800
1,900	6.000%, 10/01/42	10/23 at 105.00	BB	2,194,082
1,345	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/31	No Opt. Call	A3	1,601,330
6,860	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	6,918,379
6,500	Phoenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Coated Board Project, Series 2012A, 4.125%, 5/15/35 (AMT)	11/22 at 100.00	BBB	6,747,325
15,000	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Libor Index Rate Series 2018B, 1.148%, 4/01/49 (Mandatory Put 6/01/20) (UB) (4)	1/24 at 100.00	A3	14,923,500
6,645	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	6,346,174
85,200	Total Alabama			85,618,251
	Alaska – 0.1%
1,880	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, 4.000%, 1/01/28 (AMT)	7/25 at 100.00	Baa2	1,948,601
3,320	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	4/20 at 100.00	B3	3,320,399
5,200	Total Alaska			5,269,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona – 2.9%
	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2050:
$ 1,500	0.827%, 1/01/37, 144A (IF) (4)	6/20 at 100.00	AA-	$1,338,555
3,000	0.862%, 1/01/37, 144A (IF) (4)	6/20 at 100.00	AA-	2,677,110
1,500	0.862%, 1/01/37, 144A (IF) (4)	6/20 at 100.00	AA-	1,338,555
3,000	0.862%, 1/01/37, 144A (IF) (4)	6/20 at 100.00	AA-	2,677,110
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
350	4.000%, 7/01/21, 144A	No Opt. Call	BB	347,841
500	5.000%, 7/01/26, 144A	No Opt. Call	BB	503,850
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017D:
1,000	4.000%, 7/01/27, 144A	No Opt. Call	BB	947,350
500	5.000%, 7/01/37, 144A	7/27 at 100.00	BB	484,785
1,030	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017G, 5.000%, 7/01/37, 144A	7/27 at 100.00	BB	998,657
1,545	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A, 5.500%, 9/15/28, 144A	9/23 at 105.00	BB+	1,520,388
1,090	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2017B, 4.000%, 3/01/27, 144A	No Opt. Call	BB+	1,064,854
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018B:
750	4.500%, 7/01/24, 144A	No Opt. Call	BB	759,997
1,000	5.000%, 7/01/29, 144A	1/27 at 100.00	BB	1,041,740
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019:
500	4.000%, 7/01/29, 144A	No Opt. Call	BB	485,655
635	5.000%, 7/01/39, 144A	7/29 at 100.00	BB	620,376
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence - Parker Colorado Campus Project, Series 2019A:
765	4.500%, 7/01/29, 144A	7/24 at 101.00	N/R	730,896
2,635	5.000%, 7/01/39, 144A	7/24 at 101.00	N/R	2,426,651
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A:
1,000	4.375%, 7/01/29, 144A	7/22 at 101.00	N/R	965,600
750	5.000%, 7/01/32, 144A	7/22 at 101.00	N/R	739,815
375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater Academy of Nevada - Mountain Vista Campus Project, Series 2018A, 4.750%, 12/15/28, 144A	12/26 at 100.00	BB	376,897
1,575	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Horizon, Inspirada, and St Rose Campus Projects, Series 2018A, 5.000%, 7/15/28, 144A	7/26 at 100.00	BB+	1,641,229

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 2,520	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 5.850%, 6/01/29, 144A	6/28 at 100.00	N/R	$2,446,819
2,025	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 4.750%, 1/01/28	7/25 at 101.00	N/R	1,892,443
480	Arizona Industrial Development Authority, Nevada, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/30, 144A	7/28 at 100.00	BB+	468,106
515	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014, 5.000%, 7/15/24, 144A	No Opt. Call	N/R	571,150
1,230	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 4.000%, 7/15/25, 144A	No Opt. Call	N/R	1,264,588
223	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 4.375%, 7/01/25, 144A	7/24 at 100.00	N/R	218,433
1,600	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Benjamin Franklin Charter School Projects, Series 2018A, 4.800%, 7/01/28, 144A	No Opt. Call	Ba2	1,613,824
2,465	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 3.500%, 7/01/26, 144A	No Opt. Call	BB+	2,348,751
9,000	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019C, 1.020%, 9/01/48 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.800% spread) (5)	9/23 at 100.00	A2	9,089,190
345	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc Project, Series 2011, 6.000%, 7/01/23 (ETM)	No Opt. Call	BBB-	365,462
1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Eagle College Prep Project, Series 2013A, 5.000%, 7/01/33	7/22 at 100.00	BB+	1,002,030
140	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 5.200%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	144,490
1,250	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A, 5.750%, 7/01/24, 144A	No Opt. Call	Ba2	1,298,975
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
4,445	4.000%, 7/01/25, 144A	No Opt. Call	Ba2	4,362,234
1,360	5.000%, 7/01/45, 144A	7/25 at 100.00	Ba2	1,287,172
850	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence - Oro Valley Project, Series 2018A, 4.625%, 7/01/28, 144A	7/22 at 101.00	N/R	842,758
205	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence - Oro Valley Project, Series 2019A, 5.000%, 7/01/39, 144A	7/22 at 101.00	N/R	192,210
14,260	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc Project, Series 2014, 5.000%, 2/01/24	No Opt. Call	B+	14,478,463
2,270	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	A3	2,365,862
325	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%, 5/01/24	No Opt. Call	N/R	333,414

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, American Leadership Academy Project, Series 2019:
$ 630	5.000%, 6/15/34, 144A	6/25 at 100.00	N/R	$602,771
660	5.000%, 6/15/39, 144A	6/25 at 100.00	N/R	608,606
700	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2013, 5.000%, 7/01/25	7/20 at 102.00	BB-	676,270
1,870	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 4.375%, 7/01/26	No Opt. Call	BB-	1,718,867
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019:
880	5.125%, 7/01/30, 144A	7/26 at 103.00	N/R	799,885
1,870	5.500%, 7/01/40, 144A	7/26 at 103.00	N/R	1,590,248
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Imagine East Mesa Charter Schools Project, Series 2019:
285	3.250%, 7/01/24, 144A	No Opt. Call	N/R	273,056
370	5.000%, 7/01/29, 144A	7/26 at 100.00	N/R	375,724
425	5.000%, 7/01/34, 144A	7/26 at 100.00	N/R	421,974
575	5.000%, 7/01/39, 144A	7/26 at 100.00	N/R	554,300
600	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	605,094
1,580	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leading Edge Academy Maricopa Charter School Project, Series 2013, 7.750%, 12/01/43	12/25 at 100.00	N/R	1,700,143
845	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A, 7.500%, 2/01/25	2/24 at 100.00	N/R	891,340
1,465	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.125%, 2/01/28, 144A	No Opt. Call	N/R	1,477,072
800	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Synergy Public Charter School Project, Series 2020, 5.000%, 6/15/35, 144A	6/28 at 100.00	N/R	680,304
540	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019, 4.125%, 7/01/29	7/25 at 100.00	N/R	501,719
720	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2013Q, 4.500%, 7/01/20	No Opt. Call	Ba2	724,478
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2016R:
4,515	4.000%, 7/01/26	No Opt. Call	Ba2	4,414,632
5,510	5.000%, 7/01/31	7/26 at 100.00	Ba2	5,556,615
1,275	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools, Mesa Project, Series 2015A, 4.000%, 12/15/24, 144A	No Opt. Call	BB	1,254,013
100	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	117,932
650	Show Low Bluff Community Facilities District, Show Low, Arizona, Special Assessment Bonds, Area One, Series 2007, 5.600%, 7/01/31, 144A	5/20 at 100.00	N/R	555,860

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 369	Southside Community Facilities District 1, Prescott Valley, Arizona, Special Assessment Revenue Bonds, Series 2008, 7.250%, 7/01/32	5/20 at 100.00	N/R	$206,408
1,500	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A, 5.500%, 10/01/27, 144A	No Opt. Call	N/R	1,516,110
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017B:
42,000	4.700%, 10/01/24, 144A	4/21 at 100.00	N/R	41,581,260
9,000	5.350%, 10/01/25, 144A	10/21 at 100.00	N/R	9,034,560
655	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Refunding Series 2015A, 3.900%, 9/01/24, 144A	No Opt. Call	BB+	644,546
500	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.000%, 8/01/20	No Opt. Call	A2	506,325
152,397	Total Arizona			149,864,397
	Arkansas – 0.2%
9,945	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	8,955,472
	California – 8.1%
1,860	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (6)	1,956,497
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
1,250	5.000%, 3/01/21	No Opt. Call	Ba3	1,282,625
6,395	5.000%, 3/01/26	No Opt. Call	Ba3	6,983,404
7,215	5.000%, 3/01/31	3/26 at 100.00	Ba3	7,390,613
7,565	5.250%, 3/01/36	3/26 at 100.00	Ba3	7,637,548
205	Avalon Community Improvements Agency, California, Special Assessment Bonds, Area 1 Project, Series 2019, 3.700%, 11/01/29	No Opt. Call	N/R	197,067
1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2016-XG0019, 0.110%, 10/01/31, 144A (IF) (4)	10/26 at 100.00	AA	1,193,770
1,700	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	1,888,479
3,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	3,402,270
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
6,240	5.250%, 6/01/21	4/20 at 100.00	A2	6,241,435
2,575	5.600%, 6/01/36	4/20 at 100.00	B2	2,554,966
	California Educational Facilities Authority, Revenue Bonds, Loma Linda University Series 2017A:
625	5.000%, 4/01/28	4/27 at 100.00	Baa1	726,631
475	5.000%, 4/01/29	4/27 at 100.00	Baa1	550,724
1,000	5.000%, 4/01/31	4/27 at 100.00	Baa1	1,149,910

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A:
$ 385	5.000%, 8/15/30	8/27 at 100.00	Baa2	$467,013
310	5.000%, 8/15/32	8/27 at 100.00	Baa2	374,223
225	4.000%, 8/15/34	8/27 at 100.00	Baa2	252,160
245	5.000%, 8/15/35	8/27 at 100.00	Baa2	293,385
360	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB	374,278
1,485	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Series 2018A, 5.000%, 10/01/28, 144A	10/22 at 105.00	N/R	1,490,524
505	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2015A, 4.500%, 10/01/25	10/22 at 102.00	BB	510,484
270	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 4.500%, 6/01/28, 144A	6/26 at 100.00	BB	270,562
1,250	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project, Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/26, 144A	No Opt. Call	N/R	1,250,800
425	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/28, 144A	No Opt. Call	Ba1	444,380
550	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Literacy First Project, Series 2010A, 5.500%, 9/01/22 (Pre-refunded 9/01/20)	9/20 at 100.00	BBB- (6)	560,054
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
1,670	4.000%, 6/15/26, 144A	No Opt. Call	BB	1,672,705
1,850	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	1,864,578
460	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 4.375%, 7/01/25, 144A	No Opt. Call	BB+	468,133
870	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2014A, 4.150%, 10/01/24	10/22 at 102.00	BB	869,643
5,885	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 4.000%, 7/01/26, 144A	No Opt. Call	BB	5,901,537
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2018A:
1,400	3.875%, 7/01/28, 144A	No Opt. Call	BB	1,385,804
2,200	5.000%, 7/01/38, 144A	7/28 at 100.00	BB	2,226,510
1,800	5.000%, 7/01/49, 144A	7/28 at 100.00	BB	1,791,630
1,000	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB	1,015,370
1,225	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A, 6.000%, 6/01/23	6/22 at 102.00	N/R	1,262,963
840	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A, 5.000%, 6/01/36	6/26 at 100.00	BBB-	888,300
1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.250%, 8/15/30	8/24 at 100.00	N/R	1,580,936

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	$174,595
2,355	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 4.000%, 11/01/26, 144A	No Opt. Call	N/R	2,387,923
	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
2,520	5.000%, 2/01/31	2/27 at 100.00	A-	2,873,909
2,070	5.000%, 2/01/32	2/27 at 100.00	A-	2,355,619
	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011:
1,230	5.000%, 1/01/28 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (6)	1,311,217
270	5.000%, 1/01/28	1/22 at 100.00	Baa2	283,605
1,935	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 4.250%, 1/01/25	No Opt. Call	N/R	1,829,581
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/23	No Opt. Call	BBB-	222,908
300	5.000%, 11/01/24	No Opt. Call	BBB-	341,886
350	5.000%, 11/01/27	11/24 at 100.00	BBB-	392,613
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,475	5.000%, 11/01/26	No Opt. Call	BBB-	1,749,025
2,320	5.000%, 11/01/27	11/26 at 100.00	BBB-	2,648,512
1,425	5.000%, 11/01/28	11/26 at 100.00	BBB-	1,618,315
1,500	5.250%, 11/01/29	11/26 at 100.00	BBB-	1,716,990
850	5.000%, 11/01/30	11/26 at 100.00	BBB-	955,153
1,000	5.250%, 11/01/31	11/26 at 100.00	BBB-	1,132,820
6,165	5.250%, 11/01/41	11/26 at 100.00	BBB-	6,679,469
1,100	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27, 144A (AMT) (7)	No Opt. Call	N/R	330,000
3,310	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27, 144A (AMT) (7)	12/23 at 102.00	N/R	1,655,000
2,240	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 7/01/37, 144A (AMT)	7/22 at 100.00	Baa3	2,247,370
540	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A, 5.250%, 6/15/27	No Opt. Call	N/R	522,974
	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017:
1,165	5.000%, 10/15/30	10/26 at 100.00	BBB-	1,352,751
1,000	5.000%, 10/15/32	10/26 at 100.00	BBB-	1,156,310
22,905	California Public Finance Authority, Revenue Bonds, Verity Health System, Series 2015B, 7.250%, 6/10/20 (7)	No Opt. Call	N/R	22,446,900

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,090	California Public Finance Authority, Revenue Bonds, Verity Health System, Taxable Note Series 2015C, 9.500%, 6/10/20 (7)	No Opt. Call	N/R	$2,048,200
2,010	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/32, 144A	7/27 at 100.00	Caa2	1,731,635
1,325	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 4.500%, 6/01/29, 144A	6/26 at 100.00	N/R	1,314,135
1,000	California School Finance Authority Charter School Revenue Bonds, Ednovate, Obligated Group, Series 2018, 5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	1,018,010
2,390	California School Finance Authority Charter, School Revenue Bonds, Rocketship Education, Mateo Sheedy Project, Series 2015A, 4.250%, 3/01/28, 144A	6/25 at 100.00	N/R	2,359,886
1,195	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	No Opt. Call	N/R	1,168,292
	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2019A:
300	5.000%, 6/01/29, 144A	6/26 at 100.00	N/R	315,060
750	5.000%, 6/01/39, 144A	6/26 at 100.00	N/R	763,080
3,920	California School Finance Authority, California, Revenue Anticipation Notes, Encore Education Corporation, Series 2019, 4.000%, 8/15/20, 144A	No Opt. Call	N/R	3,938,934
1,155	California School Finance Authority, Charter School Revenue Bonds, CIty Charter School Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	No Opt. Call	N/R	1,195,229
	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A:
2,000	4.000%, 10/01/27, 144A	No Opt. Call	BB+	1,968,180
2,155	5.000%, 10/01/32, 144A	10/27 at 100.00	BB+	2,214,629
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
1,000	4.000%, 6/01/26, 144A	No Opt. Call	N/R	996,710
1,000	4.500%, 6/01/31, 144A	6/26 at 100.00	N/R	1,000,480
1,120	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017, 5.500%, 7/01/27, 144A	No Opt. Call	N/R	1,073,408
785	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education, Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	6/25 at 100.00	N/R	810,889
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education, Obligated Group, Series 2017A:
630	4.500%, 6/01/27, 144A	6/26 at 100.00	N/R	635,368
975	5.000%, 6/01/34, 144A	6/26 at 100.00	N/R	979,534
315	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools, Obligated Group, Series 2017G, 5.000%, 6/01/30, 144A	6/27 at 100.00	N/R	321,634
735	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Project, Series 2014A, 4.750%, 6/01/24, 144A	No Opt. Call	BB+	748,149
1,330	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24, 144A	2/24 at 100.00	BB	1,363,476
275	California School finance Authority, School Facility Revenue Bonds, ICEF - View Park Elementary and Middle Schools, Series 2014A, 4.750%, 10/01/24	No Opt. Call	BB	281,655

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 380	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 5.750%, 11/01/24, 144A	No Opt. Call	N/R	$386,266
325	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 4.125%, 7/01/24	No Opt. Call	BBB	331,308
660	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	683,232
145	California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Refunding Series 2017A, 5.000%, 11/01/32, 144A	11/27 at 100.00	N/R	152,845
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
3,000	5.250%, 12/01/29	12/24 at 100.00	BB-	3,378,060
700	5.250%, 12/01/34	12/24 at 100.00	BB-	772,226
4,580	5.250%, 12/01/44	12/24 at 100.00	BB-	4,882,097
9,750	5.500%, 12/01/54	12/24 at 100.00	BB-	10,413,585
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,735	5.000%, 12/01/26, 144A	6/26 at 100.00	BB-	2,008,332
10,500	5.000%, 12/01/36, 144A	6/26 at 100.00	BB-	11,446,680
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.250%, 12/01/38, 144A	6/28 at 100.00	BB-	1,115,380
460	California Statewide Communities Development Authority, Charter School Revenue Bonds, Green Dot Public Schools, Animo Inglewood Charter High School Project, Series 2011A, 6.900%, 8/01/31	8/21 at 100.00	BB+	481,477
850	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development - Hooper Street LLC Project, Series 2019, 5.000%, 7/01/29, 144A	No Opt. Call	BB+	887,111
1,000	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.000%, 11/01/24, 144A	No Opt. Call	N/R	1,031,000
3,000	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A, 4.000%, 6/01/26, 144A	No Opt. Call	N/R	3,112,050
845	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A, 4.375%, 9/01/25	No Opt. Call	N/R	854,844
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
1,005	5.000%, 9/02/25	No Opt. Call	N/R	1,095,108
1,045	5.000%, 9/02/26	9/25 at 100.00	N/R	1,131,390
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A:
4,190	4.000%, 9/02/28	No Opt. Call	N/R	4,464,445
2,150	5.000%, 9/02/38	9/28 at 100.00	N/R	2,418,793
4,440	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018B, 4.000%, 9/02/28	No Opt. Call	N/R	4,723,627

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
$ 3,010	5.750%, 7/01/24 (8)	5/20 at 100.00	N/R	$2,366,733
6,670	5.750%, 7/01/30 (8)	5/20 at 100.00	N/R	5,244,554
460	5.750%, 7/01/35 (8)	5/20 at 100.00	N/R	361,693
1,200	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (8)	5/20 at 100.00	N/R	943,548
2,455	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (8)	5/20 at 100.00	N/R	1,930,342
500	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 – AMBAC Insured	5/20 at 100.00	N/R	500,325
540	Fontana, California, Special Tax Bonds, Sierra Hills South Community Facilities District 22, Refunding Series 2014, 5.000%, 9/01/23	No Opt. Call	N/R	585,986
9,110	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	9,138,788
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
11,405	5.000%, 6/01/33	6/28 at 100.00	BBB	13,187,145
740	5.000%, 6/01/35	6/28 at 100.00	BB+	848,743
	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
255	5.000%, 9/01/20	No Opt. Call	N/R	258,035
200	5.000%, 9/01/23	No Opt. Call	N/R	216,964
250	5.000%, 9/01/24	No Opt. Call	N/R	276,450
320	5.000%, 9/01/25	9/24 at 100.00	N/R	353,315
195	5.000%, 9/01/26	9/24 at 100.00	N/R	214,572
855	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 4.000%, 9/01/20	No Opt. Call	N/R	861,532
3,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	3,460,170
120	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Pillar Ridge, Refunding Series 2014A, 3.000%, 5/15/20	No Opt. Call	BBB	120,122
	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015:
520	5.000%, 9/01/23	No Opt. Call	N/R	565,178
670	5.000%, 9/01/24	No Opt. Call	N/R	743,251
410	5.000%, 9/01/25	No Opt. Call	N/R	462,833
735	5.000%, 9/01/26	9/25 at 100.00	N/R	827,522
770	5.000%, 9/01/27	9/25 at 100.00	N/R	864,179
810	5.000%, 9/01/28	9/25 at 100.00	N/R	906,463
100	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/22	No Opt. Call	N/R	106,991

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
$ 500	5.000%, 9/01/23	No Opt. Call	N/R	$543,780
595	5.000%, 9/01/24	No Opt. Call	N/R	658,998
2,315	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	2,519,877
	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015:
285	3.000%, 9/02/20	No Opt. Call	N/R	285,886
1,580	4.000%, 9/02/25	No Opt. Call	N/R	1,654,339

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Lathrop, California, Special Tax Bonds, Community Facilities District 2018-1, Central Lathrop Specific Plan Improvement Areas 1-5 Special Tax Bonds, Series 2019:
$ 5	3.350%, 9/01/20	No Opt. Call	N/R	$4,987
5	3.350%, 9/01/20	No Opt. Call	N/R	4,985
5	3.350%, 9/01/20	No Opt. Call	N/R	4,985
5	3.350%, 9/01/20	No Opt. Call	N/R	4,987
20	3.650%, 9/01/21	No Opt. Call	N/R	19,898
15	3.650%, 9/01/21	No Opt. Call	N/R	14,944
25	3.650%, 9/01/21	No Opt. Call	N/R	24,907
10	3.650%, 9/01/21	No Opt. Call	N/R	9,949
5	3.900%, 9/01/21	No Opt. Call	N/R	4,977
35	3.800%, 9/01/22	No Opt. Call	N/R	34,762
25	3.800%, 9/01/22	No Opt. Call	N/R	24,864
45	3.800%, 9/01/22	No Opt. Call	N/R	44,694
15	3.800%, 9/01/22	No Opt. Call	N/R	14,898
10	4.050%, 9/01/22	No Opt. Call	N/R	9,935
50	3.900%, 9/01/23	No Opt. Call	N/R	49,767
35	3.900%, 9/01/23	No Opt. Call	N/R	34,727
65	3.900%, 9/01/23	No Opt. Call	N/R	64,635
20	3.900%, 9/01/23	No Opt. Call	N/R	19,875
10	4.150%, 9/01/23	No Opt. Call	N/R	9,957
70	4.100%, 9/01/24	No Opt. Call	N/R	69,703
45	4.100%, 9/01/24	No Opt. Call	N/R	44,809
85	4.100%, 9/01/24	No Opt. Call	N/R	84,707
30	4.100%, 9/01/24	No Opt. Call	N/R	29,873
20	4.350%, 9/01/24	No Opt. Call	N/R	19,915
85	4.200%, 9/01/25	No Opt. Call	N/R	84,818
55	4.200%, 9/01/25	No Opt. Call	N/R	54,909
110	4.200%, 9/01/25	No Opt. Call	N/R	109,292
40	4.200%, 9/01/25	No Opt. Call	N/R	39,742
25	4.450%, 9/01/25	No Opt. Call	N/R	24,911
105	4.350%, 9/01/26	No Opt. Call	N/R	104,306
65	4.350%, 9/01/26	No Opt. Call	N/R	64,965
130	4.350%, 9/01/26	No Opt. Call	N/R	129,930
45	4.350%, 9/01/26	No Opt. Call	N/R	44,703
30	4.600%, 9/01/26	No Opt. Call	N/R	29,754
125	4.400%, 9/01/27	9/26 at 103.00	N/R	125,033
80	4.400%, 9/01/27	9/26 at 103.00	N/R	80,021
155	4.400%, 9/01/27	9/26 at 103.00	N/R	155,138
55	4.400%, 9/01/27	9/26 at 103.00	N/R	55,014
35	4.650%, 9/01/27	9/26 at 103.00	N/R	34,944

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 145	4.500%, 9/01/28	9/26 at 103.00	N/R	$145,747
95	4.500%, 9/01/28	9/26 at 103.00	N/R	94,829
180	4.500%, 9/01/28	9/26 at 103.00	N/R	180,677
65	4.500%, 9/01/28	9/26 at 103.00	N/R	65,335
45	4.750%, 9/01/28	9/26 at 103.00	N/R	45,136
1,120	5.100%, 9/01/33	9/26 at 103.00	N/R	1,133,888
695	5.100%, 9/01/33	9/26 at 103.00	N/R	703,618
1,390	5.100%, 9/01/33	9/26 at 103.00	N/R	1,403,066
495	5.100%, 9/01/33	9/26 at 103.00	N/R	501,138
335	5.350%, 9/01/33	9/26 at 103.00	N/R	338,112
1,880	5.850%, 9/01/49	9/26 at 103.00	N/R	1,902,842
495	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.000%, 9/01/20	No Opt. Call	N/R	500,831
105	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A-	134,805
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B:
2,650	2.563%, 11/15/26 (3-Month LIBOR*67% reference rate + 1.430% spread) (5)	No Opt. Call	A-	2,665,582
2,125	2.583%, 11/15/27 (3-Month LIBOR*67% reference rate + 1.450% spread) (5)	No Opt. Call	A-	2,143,509
445	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	480,591
	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
295	4.000%, 1/01/21 (ETM)	No Opt. Call	N/R (6)	301,390
520	4.000%, 1/01/22 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	531,263
145	5.250%, 1/01/23 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	149,475
395	4.500%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	405,021
15	5.250%, 1/01/27 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	15,463
180	5.250%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	185,555
10	5.000%, 1/01/29 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	10,290
855	5.000%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	879,795
1,185	5.000%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	1,219,365
1,055	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A, 0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	986,858
22,550	Modesto Irrigation District Financing Authority, California, Domestic Water Project Revenue Bonds, Index Rate Series 2007, 1.689%, 9/01/37 – NPFG Insured (3-Month LIBOR*67% reference rate + 0.630% spread) (5)	4/20 at 100.00	Baa2	21,372,664
	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
430	4.750%, 9/01/23	No Opt. Call	N/R	449,290
655	5.200%, 9/01/28	9/24 at 100.00	N/R	725,989
250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (6)	269,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2013, 5.000%, 12/01/29	12/23 at 100.00	BB-	$1,057,170
	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A:
665	5.000%, 8/15/25	No Opt. Call	N/R	754,735
745	5.000%, 8/15/27	8/25 at 100.00	N/R	840,665
325	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (6)	332,761
	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016:
7,200	5.000%, 11/01/36	11/26 at 100.00	Ba1	8,312,184
15,000	5.000%, 11/01/39	11/26 at 100.00	Ba1	17,210,550
	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E:
420	4.000%, 9/01/20	No Opt. Call	N/R	423,557
465	4.000%, 9/01/23	No Opt. Call	N/R	490,226
485	4.000%, 9/01/24	No Opt. Call	N/R	516,981
505	5.000%, 9/01/25	9/24 at 100.00	N/R	559,580
530	5.000%, 9/01/26	9/24 at 100.00	N/R	583,424
2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,639,662
100	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 15 Del Sur East Improvement Area C, Series 2016, 5.000%, 9/01/26	No Opt. Call	N/R	115,568
	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
85	3.450%, 10/01/20	5/20 at 100.00	N/R	85,099
105	3.850%, 10/01/21	5/20 at 100.00	N/R	105,145
135	4.150%, 10/01/22	5/20 at 100.00	N/R	135,215
155	4.400%, 10/01/23	5/20 at 100.00	N/R	155,268
175	4.550%, 10/01/24	5/20 at 100.00	N/R	175,303
205	4.650%, 10/01/25	5/20 at 100.00	N/R	205,349
230	4.800%, 10/01/26	5/20 at 100.00	N/R	230,416
260	4.900%, 10/01/27	5/20 at 100.00	N/R	260,473
290	5.050%, 10/01/28	5/20 at 100.00	N/R	290,600
325	5.100%, 10/01/29	5/20 at 100.00	N/R	325,673
360	5.200%, 10/01/30	5/20 at 100.00	N/R	360,720
395	5.250%, 10/01/31	5/20 at 100.00	N/R	395,762
440	5.350%, 10/01/32	5/20 at 100.00	N/R	440,876
480	5.400%, 10/01/33	5/20 at 100.00	N/R	480,955
500	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	574,795
345	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/29 – AGM Insured	10/24 at 100.00	AA	400,624

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014:
$ 500	4.125%, 9/01/23	No Opt. Call	N/R	$529,500
500	4.250%, 9/01/24	No Opt. Call	N/R	538,825
750	5.000%, 9/01/25	9/24 at 100.00	N/R	830,392
55	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	55,979
	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 1 & 2, Refunding Series 2015:
1,515	5.000%, 9/01/25	No Opt. Call	N/R	1,719,267
1,655	5.000%, 9/01/26	9/25 at 100.00	N/R	1,875,876
805	5.000%, 9/01/27	9/25 at 100.00	N/R	905,198
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016:
1,015	4.000%, 9/01/26	No Opt. Call	N/R	1,094,129
365	5.000%, 9/01/31	9/26 at 100.00	N/R	406,307
1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	1,129,330
	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2002-1 Kaiser Commerce Center, Refunding Series 2014:
400	5.000%, 9/01/23	No Opt. Call	N/R	433,656
655	5.000%, 9/01/26	9/24 at 100.00	N/R	718,162
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
2,500	6.500%, 12/01/22	12/21 at 100.00	BB	2,690,075
4,000	7.000%, 12/01/26	12/21 at 100.00	BB	4,325,680
385	8.000%, 12/01/31	12/21 at 100.00	BB	421,452
2,030	7.500%, 12/01/41	12/21 at 100.00	BB	2,189,944
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
190	4.000%, 9/01/23	No Opt. Call	N/R	199,732
95	5.000%, 9/01/24	No Opt. Call	N/R	105,766
485	5.000%, 9/01/25	No Opt. Call	N/R	548,283
295	5.000%, 9/01/26	9/25 at 100.00	N/R	334,533
490	5.000%, 9/01/27	9/25 at 100.00	N/R	553,636
490	5.000%, 9/01/29	9/25 at 100.00	N/R	549,584
675	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement Bonds, Subordinate Series 2018C, 4.000%, 6/01/32	6/28 at 100.00	BBB	636,221
	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	A-	404,957
400	5.000%, 8/01/24	No Opt. Call	A-	464,252
350	5.000%, 8/01/25	8/24 at 100.00	A-	405,737

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
$ 5,500	0.000%, 8/01/23, 144A	8/21 at 91.48	N/R	$4,803,040
750	0.000%, 8/01/26, 144A	8/21 at 79.08	N/R	564,810
1,255	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1 Rancho San Jacinto Phase 2, Series 2016, 5.000%, 9/01/30	9/26 at 100.00	N/R	1,420,635
250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	259,855
22,605	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 2.651%, 11/01/38 (3-Month LIBOR*67% reference rate + 1.470% spread) (5)	No Opt. Call	BBB+	21,134,319
125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	A1	130,989
155	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	158,856
4,625	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	4/20 at 100.00	BBB	4,625,277
	Tustin, California,Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
250	5.000%, 9/01/26	9/25 at 100.00	N/R	282,958
225	5.000%, 9/01/28	9/25 at 100.00	N/R	253,004
275	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	N/R	292,311
9,145	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	9,893,518
	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
400	5.000%, 9/01/28	9/26 at 100.00	N/R	458,772
350	5.000%, 9/01/30	9/26 at 100.00	N/R	396,413
402,075	Total California			412,713,509
	Colorado – 3.6%
2,610	Adonea Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2018A, 4.500%, 12/01/28	12/23 at 103.00	N/R	2,320,656
2,655	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 4.375%, 12/01/28	12/23 at 103.00	N/R	2,627,892
500	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.875%, 10/01/26 – SYNCORA GTY Insured (ETM)	No Opt. Call	BBB (6)	589,570
535	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 4.000%, 12/01/29	9/24 at 103.00	N/R	492,045
515	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 4.000%, 12/01/27	12/22 at 103.00	N/R	489,204

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 735	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/35	6/24 at 103.00	N/R	$734,949
2,100	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.000%, 12/01/37	12/22 at 103.00	N/R	2,104,788
415	Cathedral Pines Metropolitan District, El Paso County, Colorado, General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/26	No Opt. Call	Ba1	403,845
10,135	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	10,193,884
2,095	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 4.375%, 12/01/32	12/22 at 103.00	N/R	1,971,227
275	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/23	No Opt. Call	A+	297,495
2,410	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 4.625%, 10/01/27	No Opt. Call	N/R	2,300,369
515	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 4.125%, 7/01/26, 144A	7/25 at 100.00	BB	507,306
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36, 144A	11/21 at 100.00	BB+	500,430
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A+	545,010
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc High School Project, Series 2010, 5.000%, 12/01/29	5/20 at 100.00	AA-	1,000,900
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
1,005	4.125%, 7/01/24, 144A	No Opt. Call	BB	999,342
500	5.125%, 7/01/34, 144A	7/24 at 100.00	BB	500,245
600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Union Colony School Project, Series 2018, 5.000%, 4/01/38	4/28 at 100.00	Aa3	688,746
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
545	4.000%, 12/15/25	No Opt. Call	BBB-	568,304
1,160	5.000%, 12/15/28	12/25 at 100.00	BBB-	1,276,974
1,125	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016, 3.875%, 9/01/26, 144A	9/21 at 100.00	N/R	1,074,082
100	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,Science Technology Engineering and Math School Project, Refunding Series 2014, 4.000%, 11/01/24	No Opt. Call	Baa3	102,824

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Rocky Mountain Classical Academy Project, Refunding Series 2019:
$ 1,635	5.000%, 10/01/29, 144A	10/27 at 100.00	Ba1	$1,721,917
2,270	5.000%, 10/01/39, 144A	10/27 at 100.00	Ba1	2,264,393
3,520	5.000%, 10/01/49, 144A	10/27 at 100.00	Ba1	3,414,400
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	639,919
935	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 5.000%, 2/01/27, 144A	2/26 at 100.00	N/R	863,398
3,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.250%, 2/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (6)	3,245,580
3,680	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (6)	4,051,018
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 5.250%, 1/01/37	1/22 at 100.00	N/R	998,810
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012B:
2,000	5.000%, 12/01/25	12/22 at 100.00	A-	2,061,060
530	4.000%, 12/01/26	12/22 at 100.00	A-	531,866
535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	A-	549,231
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A:
400	5.000%, 5/15/27	No Opt. Call	BB+	397,144
250	5.250%, 5/15/28	5/27 at 100.00	BB+	251,313
2,275	5.250%, 5/15/30	5/27 at 100.00	BB+	2,269,563
550	5.250%, 5/15/32	5/27 at 100.00	BB+	542,696
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A:
700	5.000%, 12/01/25, 144A	No Opt. Call	N/R	705,446
750	5.500%, 12/01/30, 144A	12/25 at 100.00	N/R	765,277
500	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.625%, 12/01/32	12/23 at 103.00	N/R	476,115
630	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016, 4.625%, 12/01/31	12/21 at 103.00	N/R	588,628
	Colorado Science and Technology Park Metropolitan District No1, Special Revenue Improvement Bonds, Refunding Series 2018:
3,545	4.375%, 12/01/26	12/23 at 103.00	N/R	3,445,953
2,140	5.000%, 12/01/33	12/23 at 103.00	N/R	2,097,906
155	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	140,306

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,215	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	$1,130,667
1,000	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	1,009,920
844	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.500%, 12/01/26	12/25 at 100.00	N/R	816,317
2,165	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 4.625%, 12/01/32	12/22 at 103.00	N/R	1,984,417
1,360	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.500%, 12/01/38	12/23 at 103.00	N/R	1,324,314
485	Denver International Business Center Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2010, 5.000%, 12/01/30	12/20 at 100.00	BBB-	491,106
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A:
1,735	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,639,332
1,100	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,039,346
	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019:
590	3.250%, 12/01/29, 144A	9/24 at 103.00	N/R	525,413
740	5.000%, 12/01/39, 144A	9/24 at 103.00	N/R	724,534
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
430	5.000%, 12/01/20	No Opt. Call	N/R	434,089
850	5.000%, 12/01/24	12/22 at 100.00	N/R	869,507
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
5,312	5.250%, 12/01/24	No Opt. Call	N/R	5,274,816
1,500	5.750%, 12/01/30	12/24 at 100.00	N/R	1,495,140
2,300	6.000%, 12/01/38	12/24 at 100.00	N/R	2,271,825
580	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 4.000%, 12/01/26	12/21 at 100.00	N/R	544,614
950	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 4.500%, 12/01/32	12/22 at 103.00	N/R	882,968
1,515	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017A, 4.500%, 12/01/32	12/22 at 103.00	N/R	1,383,180
1,395	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.000%, 12/01/28	12/24 at 100.00	N/R	1,369,974
2,977	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 4.750%, 12/01/26	12/20 at 103.00	N/R	2,867,833
1,735	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017, 5.625%, 12/01/34	12/20 at 103.00	N/R	1,665,444

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,209	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	$3,896,440
500	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 4.625%, 12/01/27	12/23 at 103.00	N/R	486,910
2,500	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	2,265,725
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	N/R	474,175
	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A:
1,430	4.000%, 12/01/25	12/21 at 103.00	N/R	1,417,073
1,500	4.375%, 12/01/33	12/21 at 103.00	N/R	1,476,420
740	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.000%, 12/01/26	12/25 at 100.00	N/R	710,622
1,245	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-1, 5.375%, 12/01/34	12/23 at 103.00	N/R	1,218,345
	North Park Metropolitan District 1, in the City of Broomfiled, Colorado, Special Revenue Bonds, Series 2018A-2:
5,270	5.125%, 12/01/28	12/23 at 103.00	N/R	5,195,429
1,540	5.500%, 12/01/34	12/23 at 103.00	N/R	1,525,678
885	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	5/20 at 100.00	N/R	885,549
2,190	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	2,006,303
1,381	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 4.375%, 12/01/31	12/21 at 103.00	N/R	1,271,901
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45 – NPFG Insured	12/25 at 100.00	Baa2	1,136,750
1,460	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 4.500%, 12/01/30	12/21 at 103.00	N/R	1,373,626
2,815	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A, 4.125%, 12/15/27, 144A	12/26 at 100.00	N/R	2,705,947
2,995	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.125%, 12/01/25	12/20 at 103.00	N/R	3,096,740
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
1,835	6.125%, 11/15/23	No Opt. Call	A-	1,963,230
440	6.250%, 11/15/28	No Opt. Call	A-	524,515
8,150	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42	12/27 at 100.00	A2	9,752,697

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
$ 200	4.250%, 12/01/28	12/24 at 100.00	N/R	$193,644
335	4.375%, 12/01/30	12/24 at 100.00	N/R	319,436
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
215	5.375%, 1/15/25	7/20 at 100.00	Baa3	215,888
2,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	2,518,800
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,006,120
533	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding and Improvement Bonds Series 2018A, 4.500%, 12/01/28	12/23 at 103.00	N/R	507,922
1,735	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 4.500%, 12/01/31	12/21 at 103.00	N/R	1,650,072
1,188	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 3.750%, 12/01/26	12/21 at 103.00	N/R	1,153,120
2,755	South Maryland Creek Ranch Metropolitan District, Summitt County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.350%, 12/01/33	12/23 at 103.00	N/R	2,565,070
	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
8,555	3.500%, 12/01/26	12/21 at 103.00	N/R	8,109,370
4,905	5.000%, 12/01/30	12/21 at 103.00	N/R	5,019,286
400	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1, 3.500%, 12/01/27	No Opt. Call	Ba1	386,716
	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A:
2,510	5.000%, 12/01/37	12/22 at 103.00	N/R	2,401,944
500	5.125%, 12/01/47	12/22 at 103.00	N/R	464,105
500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A, 5.500%, 12/01/35	12/20 at 103.00	N/R	512,100
2,475	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2017A, 5.000%, 12/01/30	12/22 at 102.00	N/R	2,468,763
1,005	Talon Pointe Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Refunding & Improvement Series 2019A, 5.250%, 12/01/39	12/25 at 103.00	N/R	902,530
520	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019, 3.500%, 12/01/29	9/24 at 103.00	N/R	468,567
1,350	Todd Creek Village Metropolitan District, Colorado, Water Activity Enterprise Revenue Bonds, Refunding Series 2018A, 5.250%, 12/01/33	12/28 at 100.00	BBB	1,610,469
620	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 4.375%, 12/01/30	9/24 at 103.00	N/R	569,892

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
$ 10,000	5.125%, 12/01/34	12/23 at 103.00	N/R	$9,683,800
630	5.375%, 12/01/39	12/23 at 103.00	N/R	608,813
1,510	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39	9/24 at 103.00	N/R	1,370,914
183,614	Total Colorado			182,148,198
	Connecticut – 0.5%
8,660	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc, Series 2004, 7.950%, 4/01/26 (AMT)	5/20 at 100.00	Caa1	8,056,831
3,000	Connecticut State, General Obligation Bonds, Securities Industry & Financial Markets Association Index Series 2013A, 5.660%, 3/01/24 (SIFMA reference rate + 0.950% spread) (5)	No Opt. Call	A	2,944,350
10,000	Connecticut State, General Obligation Bonds, Securities Industry & Financial Markets Association Index Series 2015C, 1.470%, 6/15/24 (UB) (4)	No Opt. Call	A	9,918,600
2,235	Connecticut State, General Obligation Bonds, Series 2005B, 3.501%, 6/01/20 – AMBAC Insured	No Opt. Call	A	2,241,504
23,895	Total Connecticut			23,161,285
	Delaware – 0.1%
2,500	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa2	2,514,650
	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A:
800	3.250%, 6/01/26	No Opt. Call	BB	770,096
1,000	5.000%, 6/01/36	6/26 at 100.00	BB	999,930
1,730	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc Project, Series 2015A, 6.250%, 9/01/25, 144A	3/25 at 100.00	N/R	1,784,184
830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21	No Opt. Call	BBB	859,996
6,860	Total Delaware			6,928,856
	District of Columbia – 0.2%
	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
645	4.125%, 7/01/27	7/24 at 103.00	N/R	618,574
270	5.000%, 7/01/32	7/24 at 103.00	N/R	266,574
725	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 5.000%, 7/01/23 (ETM)	No Opt. Call	N/R (6)	767,543
9,300	District of Columbia, Revenue Bonds, The Freedom Forum, Series 2002A, 2.753%, 8/01/37 – NPFG Insured	4/20 at 100.00	Baa2	9,300,000
1,065	District of Columbia, Revenue Bonds, The Methodist Home of the District of Columbia, Series 1999, 4.500%, 1/01/25	No Opt. Call	N/R	1,005,637
12,005	Total District of Columbia			11,958,328

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida – 13.1%
$ 135	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.250%, 11/01/25	No Opt. Call	N/R	$135,447
1,250	Academical Village Community Development District, Davie, Florida, Special Assessment Revenue Bonds, Series 2020, 3.250%, 5/01/31	5/30 at 100.00	N/R	1,144,687
355	AH at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 5.500%, 11/01/25	No Opt. Call	N/R	365,472
28,635	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Healthcare Project, Series 2007A, 1.929%, 12/01/37 (3-Month LIBOR*67% reference rate + 0.870% spread) (5)	5/20 at 100.00	A3	27,474,996
	Alta Lakes Community Development District, Florida, Special Assessment Bonds, Series 2019:
375	3.500%, 5/01/24	No Opt. Call	N/R	365,651
555	3.750%, 5/01/29	No Opt. Call	N/R	531,030
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-A Series 2018A:
625	4.000%, 11/01/24	No Opt. Call	N/R	623,950
775	4.750%, 11/01/29	11/28 at 100.00	N/R	786,400
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-B Series 2018A:
690	4.375%, 11/01/24, 144A	No Opt. Call	N/R	694,202
860	4.750%, 11/01/29, 144A	No Opt. Call	N/R	874,620
	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area A-2 Series 2016:
100	4.250%, 11/01/21	No Opt. Call	N/R	99,725
610	5.500%, 11/01/30	11/26 at 100.00	N/R	609,969
620	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 4.625%, 5/01/28	No Opt. Call	N/R	613,044
	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Assessment Area 2 Series 2019A:
300	3.125%, 11/01/24	No Opt. Call	N/R	288,681
545	3.500%, 11/01/30	11/29 at 100.00	N/R	503,847
	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A:
290	3.625%, 11/01/23, 144A	No Opt. Call	N/R	289,754
430	4.500%, 11/01/28, 144A	11/27 at 100.00	N/R	431,698
195	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.000%, 5/01/28	No Opt. Call	N/R	197,829
555	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 5.375%, 5/01/28	No Opt. Call	N/R	567,793
11,085	Ave Maria Stewardship Community District, Florida, Bond Anticipation Notes, Phase 3 Master Improvements Project, Series 2016, 4.625%, 11/01/21	5/20 at 100.00	N/R	11,072,031
665	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 3 Project, Series 2018, 4.900%, 5/01/29	No Opt. Call	N/R	669,063

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 845	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	$889,793
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 2B, Series 2018:
165	4.000%, 11/01/24, 144A	No Opt. Call	N/R	165,188
200	4.500%, 11/01/29, 144A	No Opt. Call	N/R	203,532
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2018:
590	4.000%, 11/01/24, 144A	No Opt. Call	N/R	590,962
1,165	4.500%, 11/01/29, 144A	No Opt. Call	N/R	1,185,364
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 4, Series 2018:
140	4.000%, 11/01/24, 144A	No Opt. Call	N/R	140,346
175	4.500%, 11/01/29, 144A	No Opt. Call	N/R	178,628
	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015:
315	4.250%, 11/01/21	No Opt. Call	N/R	316,043
770	4.750%, 11/01/26	11/25 at 100.00	N/R	779,379
1,135	5.000%, 11/01/31	11/25 at 100.00	N/R	1,153,727
365	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2018, 4.500%, 11/01/28, 144A	No Opt. Call	N/R	370,424
645	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	651,147
870	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.500%, 11/01/25	No Opt. Call	N/R	886,121
125	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 4.000%, 5/01/20	No Opt. Call	N/R	125,064
370	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2016, 3.625%, 9/01/26	9/23 at 100.00	BBB	379,028
	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016:
25	3.500%, 5/01/20	No Opt. Call	N/R	24,997
45	3.500%, 5/01/21	No Opt. Call	N/R	44,886
40	3.500%, 5/01/22	No Opt. Call	N/R	39,666
45	3.500%, 5/01/23	No Opt. Call	N/R	44,295
50	3.750%, 5/01/24	No Opt. Call	N/R	49,351
30	3.750%, 5/01/25	No Opt. Call	N/R	29,331
	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
3,225	4.000%, 11/01/25	No Opt. Call	N/R	3,213,745
3,105	4.700%, 11/01/29	11/25 at 100.00	N/R	3,142,881

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1:
$ 485	4.250%, 11/01/24, 144A	No Opt. Call	N/R	$482,396
600	4.750%, 11/01/29, 144A	No Opt. Call	N/R	599,520
825	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-2, 5.625%, 11/01/32, 144A	No Opt. Call	N/R	826,435
600	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	BBB	682,638
490	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2016, 3.750%, 11/01/31	11/26 at 100.00	BBB	485,007
	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Refunding Series 2014:
1,125	3.875%, 5/01/24	No Opt. Call	A2	1,214,696
1,165	4.000%, 5/01/25	5/24 at 100.00	A2	1,276,817
1,220	4.125%, 5/01/26	5/24 at 100.00	A2	1,341,866
1,070	4.250%, 5/01/27	5/24 at 100.00	A2	1,180,082
740	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 4.750%, 11/01/27	No Opt. Call	N/R	738,106
500	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.100%, 5/01/26	No Opt. Call	N/R	495,475
	Black Creek Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Project 2020 Series 2020:
275	3.250%, 6/15/30	No Opt. Call	N/R	253,968
350	3.750%, 6/15/40	6/30 at 100.00	N/R	308,591
1,010	Blue Lake Community Development District, Lee County, Florida, Special Assessment Bonds, 2019 Project Series 2019, 4.000%, 6/15/32	6/29 at 100.00	N/R	984,679
	Botaniko Community Development District, Weston, Florida, Special Assessment Bonds, Series 2020:
565	3.250%, 5/01/31	5/30 at 100.00	N/R	526,292
1,100	3.625%, 5/01/40	5/30 at 100.00	N/R	974,941
640	Brookstone Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2018, 4.625%, 11/01/28, 144A	No Opt. Call	N/R	630,144
2,300	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc, Series 2000, 7.500%, 11/01/20 (AMT)	5/20 at 100.00	Caa1	2,296,182
250	Bullfrog Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017, 4.750%, 11/01/28	11/27 at 100.00	N/R	248,425
	Campo Bello Community Development District, Florida, Special Assessment Bonds, 2019 Project Series 2019:
765	3.500%, 12/15/30	12/29 at 100.00	N/R	709,798
1,500	4.000%, 12/15/39	12/29 at 100.00	N/R	1,362,360

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc Project, Series 2015:
$ 500	4.000%, 7/01/20, 144A	No Opt. Call	N/R	$498,360
580	4.250%, 7/01/21, 144A	No Opt. Call	N/R	572,083
550	4.500%, 7/01/22, 144A	No Opt. Call	N/R	539,616
1,230	4.750%, 7/01/24, 144A	No Opt. Call	N/R	1,191,316
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020:
370	4.000%, 12/15/23, 144A	No Opt. Call	N/R	375,073
380	4.000%, 12/15/24, 144A	No Opt. Call	N/R	384,370
300	4.000%, 12/15/25, 144A	No Opt. Call	N/R	302,730
355	5.000%, 12/15/26, 144A	7/26 at 100.00	N/R	374,337
330	5.000%, 12/15/27, 144A	7/26 at 100.00	N/R	345,361
350	5.000%, 12/15/28, 144A	7/26 at 100.00	N/R	363,737
365	5.000%, 12/15/29, 144A	7/26 at 100.00	N/R	376,081
510	5.000%, 12/15/30, 144A	7/26 at 100.00	N/R	521,832
	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Imagine School at Land O'Lakes Project, Series 2020A:
425	3.000%, 12/15/29, 144A	No Opt. Call	Ba1	369,809
645	5.000%, 12/15/39, 144A	12/30 at 100.00	Ba1	623,760
735	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 6.500%, 1/01/24 (7)	1/21 at 103.00	N/R	470,400
280	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (7)	5/20 at 100.00	N/R	280,000
6,030	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	6,073,054
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018:
900	5.900%, 8/15/28, 144A	No Opt. Call	N/R	870,543
515	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	481,031
2,415	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A, 4.750%, 7/01/27, 144A	No Opt. Call	Ba1	2,452,746
	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018:
6,985	7.000%, 6/01/28, 144A	No Opt. Call	N/R	7,612,463
14,560	7.250%, 6/01/33, 144A	6/28 at 100.00	N/R	15,972,611
1,800	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 4.375%, 6/15/27, 144A	No Opt. Call	N/R	1,789,470
1,915	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A, 4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	1,818,427
665	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 4.000%, 10/15/29, 144A	10/27 at 100.00	Ba2	642,443

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 450	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A, 4.000%, 10/15/29, 144A	10/27 at 100.00	Ba2	$432,027
	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc Project, Series 2017:
1,645	5.000%, 8/01/27, 144A	8/24 at 103.00	N/R	1,485,813
490	5.375%, 8/01/32, 144A	8/24 at 103.00	N/R	424,899
840	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015, 5.125%, 11/01/29	11/26 at 100.00	N/R	847,997
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
735	4.750%, 5/01/24	No Opt. Call	N/R	750,817
3,120	5.000%, 5/01/34	5/24 at 100.00	N/R	3,158,875
	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017:
255	4.000%, 5/01/22, 144A	No Opt. Call	N/R	255,706
1,400	5.000%, 5/01/32, 144A	5/27 at 100.00	N/R	1,427,146
	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016:
375	4.125%, 12/15/27	12/26 at 100.00	N/R	377,426
500	4.500%, 12/15/32	12/26 at 100.00	N/R	509,240
330	Century Park South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2020, 3.375%, 5/01/31	5/30 at 100.00	N/R	307,402
	Chaparral of Palm Bay Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area One Project, Series 2020A-1:
435	3.000%, 5/01/25	No Opt. Call	N/R	413,246
625	3.250%, 5/01/31	5/30 at 100.00	N/R	563,506
	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019:
2,075	5.000%, 10/01/29 (AMT), 144A	10/27 at 100.00	N/R	2,268,826
2,500	5.000%, 10/01/34 (AMT), 144A	10/27 at 100.00	N/R	2,746,875
	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019:
230	3.625%, 6/15/24, 144A	No Opt. Call	N/R	228,264
300	4.000%, 6/15/29, 144A	No Opt. Call	N/R	297,252
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
3,140	4.500%, 6/01/23	No Opt. Call	BBB-	3,172,279
500	5.250%, 6/01/28	6/23 at 100.00	BBB-	515,315
1,000	5.625%, 6/01/33	6/23 at 100.00	BBB-	1,034,470
4,710	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24, 144A (7)	No Opt. Call	N/R	4,103,587
810	Collier County Industrial Development Authority, Florida, Facilities Revenue Bonds, Gulf Coast Charter Academy, Series 2017A, 4.100%, 12/01/27, 144A	No Opt. Call	N/R	776,466

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 415	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.125%, 5/01/26	No Opt. Call	N/R	$410,481
140	Connerton West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2 Phase 2, 4.625%, 5/01/28	No Opt. Call	N/R	137,910
	Copper Creek Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2019:
220	3.875%, 11/01/24, 144A	No Opt. Call	N/R	218,627
270	4.000%, 11/01/29, 144A	No Opt. Call	N/R	267,238
	Copperspring Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2019:
250	3.500%, 12/15/29	No Opt. Call	N/R	237,118
100	4.000%, 12/15/39	12/29 at 100.00	N/R	92,153
1,845	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016, 4.250%, 11/01/27	No Opt. Call	N/R	1,816,753
	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
1,075	3.750%, 11/01/23, 144A	No Opt. Call	N/R	1,072,474
1,185	4.500%, 11/01/28, 144A	No Opt. Call	N/R	1,196,494
	Creek Preserve Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
750	3.875%, 11/01/24, 144A	No Opt. Call	N/R	734,257
1,200	4.250%, 11/01/30, 144A	11/29 at 100.00	N/R	1,160,208
630	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1, 4.625%, 11/01/27	No Opt. Call	N/R	637,516
	Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018:
530	4.375%, 11/01/24, 144A	No Opt. Call	N/R	526,836
795	4.750%, 11/01/29, 144A	No Opt. Call	N/R	799,524
1,715	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 4.000%, 5/01/24	No Opt. Call	BBB	1,783,634
180	Cypress Creek Community Development District, Hillborough County, Florida, Capital Improvement Bonds, Subordinate Lien, Series 2017A, 6.000%, 5/01/29	5/20 at 101.00	N/R	175,934
660	Cypress Mill Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2020, 3.000%, 6/15/31	6/30 at 100.00	N/R	588,133
	Cypress Preserve Community Development District, Pasco County, Florida, Special Assessment Bonds, Assessment Area 2, Series 2019:
555	3.375%, 11/01/25	No Opt. Call	N/R	532,017
955	3.750%, 11/01/31	11/29 at 100.00	N/R	885,161
180	4.000%, 11/01/39	11/29 at 100.00	N/R	160,373
	Downden West Community Development District, Florida, Revenue Bonds Series 2018:
295	4.350%, 5/01/23, 144A	No Opt. Call	N/R	294,319
720	4.850%, 5/01/29, 144A	No Opt. Call	N/R	727,783

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,120	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area One, Series 2018A, 4.600%, 5/01/28, 144A	No Opt. Call	N/R	$3,088,769
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area Two, Series 2018:
485	3.875%, 12/15/23, 144A	No Opt. Call	N/R	481,101
1,160	4.250%, 12/15/28, 144A	No Opt. Call	N/R	1,139,236
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
675	4.500%, 5/01/25	No Opt. Call	N/R	679,387
1,300	4.625%, 5/01/26	No Opt. Call	N/R	1,312,220
2,575	Durbin Crossing Community Development District, Florida, Special Assessment Bonds, Senior Refunding Series 2017A-1, 5.000%, 5/01/32 – AGM Insured	5/27 at 100.00	AA	3,144,049
345	East Bonita Beach Road Community Development District, Bonita Springs, Florida, Special Assessment Bonds, Area 1 Series 2018, 4.375%, 11/01/29, 144A	11/28 at 100.00	N/R	341,133
2,750	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.250%, 5/01/25	5/22 at 100.00	N/R	2,795,402
	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019:
215	3.750%, 11/01/24	No Opt. Call	N/R	212,942
280	4.125%, 11/01/29	No Opt. Call	N/R	277,586
	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series 2018:
370	4.250%, 5/01/24	No Opt. Call	N/R	368,209
565	4.600%, 5/01/29	No Opt. Call	N/R	564,565
	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-1:
895	4.500%, 11/01/23, 144A	No Opt. Call	N/R	899,806
1,690	5.000%, 11/01/29, 144A	No Opt. Call	N/R	1,721,011
1,000	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-2, 5.600%, 11/01/29, 144A	No Opt. Call	N/R	1,018,800
690	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/28	11/27 at 100.00	N/R	680,043
300	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.250%, 11/01/29	No Opt. Call	N/R	293,367
	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018A:
410	4.250%, 5/01/24, 144A	No Opt. Call	N/R	406,654
735	5.500%, 11/01/29, 144A	No Opt. Call	N/R	730,700
280	5.000%, 5/01/30, 144A	5/29 at 100.00	N/R	281,582
325	Escambia County Health Facilities Authority, Florida, Health Facility Revenue Bonds, Baptist Hospital, Inc Project, Series 2010A, 5.750%, 8/15/29	8/20 at 100.00	Baa2	329,491

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Esplanade Lake Club Community Development District, Lee County, Florida, Capital Improvement Bonds, Series 2019A-1:
$ 775	3.250%, 11/01/25	No Opt. Call	N/R	$743,543
1,000	3.625%, 11/01/30	11/29 at 100.00	N/R	934,170
325	4.000%, 11/01/40	11/29 at 100.00	N/R	291,229
	Esplanade Lake Club Community Development District, Lee County, Florida, Capital Improvement Bonds, Series 2019A-2:
250	3.250%, 11/01/25	No Opt. Call	N/R	239,853
380	3.625%, 11/01/30	11/29 at 100.00	N/R	354,985
1,000	4.000%, 11/01/40	11/29 at 100.00	N/R	896,090
900	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	977,157
220	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	219,820
	Evergreen Community Development District, Florida, Special Assessment Bonds, Series 2019:
335	4.125%, 11/01/24, 144A	No Opt. Call	N/R	329,503
500	4.250%, 11/01/29, 144A	No Opt. Call	N/R	488,440
535	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	533,085
	Finley Woods Community Development District, Florida, Capital Improvement Bonds, Series 2020:
180	3.500%, 5/01/30	No Opt. Call	N/R	169,443
350	4.000%, 5/01/40	5/30 at 100.00	N/R	316,676
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31	12/21 at 101.00	N/R	4,173,000
300	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	273,444
275	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A, 5.000%, 6/15/28, 144A	6/26 at 100.00	N/R	246,799
1,490	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	1,504,304
1,035	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.000%, 7/01/27, 144A	No Opt. Call	N/R	1,004,923
4,040	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C, 5.150%, 7/01/27, 144A	No Opt. Call	N/R	3,883,733
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc Projects, Series 2016A:
2,255	5.125%, 6/15/26, 144A	No Opt. Call	N/R	2,300,709
4,590	4.000%, 7/15/26, 144A	No Opt. Call	N/R	4,448,444

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
$ 430	5.000%, 6/15/24, 144A	No Opt. Call	N/R	$414,357
3,750	5.625%, 6/15/29, 144A	6/24 at 100.00	N/R	3,518,700
2,240	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 5.000%, 6/15/25, 144A	No Opt. Call	N/R	2,275,750
475	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	B+	492,171
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
1,295	5.500%, 6/15/22, 144A	No Opt. Call	N/R	1,310,398
2,000	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	2,015,760
2,230	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	2,228,372
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A:
5,855	6.375%, 12/15/25	6/23 at 100.00	N/R	6,221,640
500	8.500%, 6/15/44	6/23 at 100.00	N/R	553,560
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A:
1,750	5.750%, 6/15/29	6/24 at 100.00	N/R	1,801,730
1,510	6.000%, 6/15/34	6/24 at 100.00	N/R	1,552,084
8,640	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, Waste Pro USA, Inc Project, Series 2019, 5.000%, 5/01/29, 144A (AMT)	5/22 at 105.00	N/R	8,716,550
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
54,505	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/20 at 105.00	N/R	48,317,047
61,245	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/20 at 105.00	N/R	54,160,791
14,975	Florida Development Finance Corporation, Healthcare Facilities Revenue Bonds, UF Health - Jacksonville Project, Series 2013A, 6.000%, 2/01/33	8/23 at 100.00	Baa3	15,760,439
	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus Properties LLC Project, Series 2019:
6,810	6.875%, 12/01/38, 144A	12/23 at 105.00	N/R	6,253,827
2,000	7.000%, 12/01/48, 144A	12/23 at 105.00	N/R	1,730,340
2,190	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1, 4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	2,100,100
	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A:
1,250	5.000%, 10/01/25	No Opt. Call	BBB+	1,386,250
2,000	5.000%, 10/01/26	10/25 at 100.00	BBB+	2,207,760
715	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016, 4.350%, 11/01/27	11/26 at 100.00	N/R	708,150
625	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 7 & 8 Project, Series 2019, 3.700%, 11/01/29	No Opt. Call	N/R	596,737
925	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	982,849

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 460	Flow Way Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	$457,953
525	Forest Brooke Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017, 4.500%, 12/15/27	No Opt. Call	N/R	527,551
355	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	365,295
85	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/20 at 100.00	N/R	85,102
465	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 4.000%, 5/01/25	5/24 at 100.00	N/R	462,033
525	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 4.000%, 5/01/25	5/24 at 100.00	N/R	521,650
840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	841,546
1,100	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%, 5/01/28	5/24 at 100.00	N/R	1,139,523
1,415	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 5.875%, 5/01/28	5/24 at 100.00	N/R	1,498,626
	Grand Oaks Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2019A:
400	3.750%, 11/01/24	No Opt. Call	N/R	393,540
600	4.125%, 11/01/29	No Opt. Call	N/R	586,506
855	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A, 5.000%, 11/01/28	No Opt. Call	N/R	859,403
110	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 1 Project, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	110,106
500	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 2 Project, Series 2019, 3.500%, 11/01/30	11/29 at 100.00	N/R	475,685
	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016:
550	3.875%, 5/01/26	No Opt. Call	N/R	537,141
270	4.500%, 5/01/36	5/26 at 100.00	N/R	264,136
	Harbor Bay Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2019A-2:
265	3.300%, 5/01/29	No Opt. Call	N/R	249,230
750	3.300%, 5/01/29	No Opt. Call	N/R	707,970
600	Harbor Bay Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2019A-1, 3.300%, 5/01/29	No Opt. Call	N/R	564,294
3,555	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.000%, 5/01/25	5/24 at 100.00	N/R	3,585,360

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Harmony West Community Development District, Osceloa County, Florida, Special Assessment Revenue Bonds, Assessment Area One, Series 2018:
$ 275	4.125%, 5/01/24, 144A	No Opt. Call	N/R	$276,205
425	4.750%, 5/01/29, 144A	No Opt. Call	N/R	432,739
485	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019, 3.500%, 11/01/30	11/29 at 100.00	N/R	449,154
150	Hawkstone Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area 2, Series 2019, 3.625%, 11/01/30	11/29 at 100.00	N/R	138,983
	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017:
1,510	3.500%, 1/01/24	No Opt. Call	N/R	1,489,071
1,740	4.000%, 1/01/28	1/27 at 100.00	N/R	1,693,525
655	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2018, 4.500%, 1/01/28	No Opt. Call	N/R	653,690
265	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 4.625%, 11/01/24	No Opt. Call	N/R	267,470
695	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.000%, 5/01/27 – AGM Insured	No Opt. Call	AA	827,286
590	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Four, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	580,230
420	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	413,045
	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1:
365	4.125%, 11/01/24, 144A	No Opt. Call	N/R	367,654
450	4.500%, 11/01/29, 144A	No Opt. Call	N/R	458,770
535	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	602,078
	Hidden Creek North Community Development District, Florida, Special Assessment Bonds, 2019 Project, Series 2019A-1:
470	3.500%, 11/01/24	No Opt. Call	N/R	454,128
845	4.000%, 11/01/30	11/29 at 100.00	N/R	792,069
360	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Area 4B/C Project, Series 2017, 4.125%, 11/01/28	11/27 at 100.00	N/R	351,468
	Highland Meadows II Community Development District, Davenport, Polk County, Florida, Special Assessment Revenue Bonds, Assessment Area 7/7A Project, Series 2019:
415	3.875%, 11/01/31	11/29 at 100.00	N/R	394,117
75	4.200%, 11/01/39	11/29 at 100.00	N/R	69,582
	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Area 2 Project, Series 2020A:
210	3.250%, 5/01/31	5/30 at 100.00	N/R	197,087
420	3.625%, 5/01/40	5/30 at 100.00	N/R	377,399
150	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Area 3 Project, Series 2020A, 3.625%, 5/01/40	5/30 at 100.00	N/R	136,659

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Highland Meadows West Community Development District, Haines City, Florida, Special Assessment Bonds, Series 2019:
$ 375	4.000%, 11/01/24, 144A	No Opt. Call	N/R	$378,199
695	4.125%, 11/01/29, 144A	No Opt. Call	N/R	701,797
	Highlands Community Development District, Hillborough County, Florida, Special Assessment Bonds, Assessment Area 4 Project, Series 2018:
235	4.250%, 6/15/24, 144A	No Opt. Call	N/R	233,026
295	4.750%, 6/15/29, 144A	No Opt. Call	N/R	293,894
250	Hunter's Ridge Community Development District 1, Flagler County, Florida, Special Assessment Bonds, Assessment Area 1, Series 2019, 4.250%, 11/01/29, 144A	No Opt. Call	N/R	247,375
76	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Expanded Area Project, Series 2014, 4.750%, 5/01/25	5/24 at 100.00	N/R	76,657
	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013:
390	3.000%, 5/01/20	No Opt. Call	A-	390,562
405	3.250%, 5/01/21	No Opt. Call	A-	412,962
695	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	692,435
270	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	263,436
185	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	183,881
430	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.000%, 5/01/26	No Opt. Call	N/R	427,785
685	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2017, 4.000%, 5/01/27	No Opt. Call	N/R	670,409
1,255	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/25	No Opt. Call	N/R	1,256,067
	Lake County, Florida, Educational Facilities Revenue Bonds, Imagine South Lake Charter School Project, Series 2019A:
500	5.000%, 1/15/29, 144A	No Opt. Call	N/R	524,810
550	5.000%, 1/15/39, 144A	7/29 at 100.00	N/R	540,749
75	Lake Powell Residential Golf Community Development District, Bay County, FLorida, Special ASsessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	76,740
2,945	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	3,073,019
650	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.750%, 5/01/25	No Opt. Call	N/R	649,954
	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2018:
280	4.000%, 5/01/23	No Opt. Call	N/R	276,797
550	4.600%, 5/01/28	No Opt. Call	N/R	553,602

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Lakeside Preserve Community Development District, Lakeland, Florida, Special Assessment Bonds, Series 2019:
$ 230	3.875%, 5/01/24	No Opt. Call	N/R	$226,582
345	4.250%, 5/01/29	No Opt. Call	N/R	337,110
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Azario Project, Series 2019:
375	3.400%, 5/01/30	No Opt. Call	N/R	350,471
600	4.000%, 5/01/40	5/30 at 100.00	N/R	544,320
515	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 4.300%, 5/01/27, 144A	No Opt. Call	N/R	517,106
285	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Indigo Expansion Area Project, Series 2019, 3.200%, 5/01/29, 144A	No Opt. Call	N/R	267,769
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Isles Lakewood Ranch Project, Series 2019:
220	3.500%, 5/01/24	No Opt. Call	N/R	216,982
275	3.875%, 5/01/29	No Opt. Call	N/R	270,771
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
500	4.250%, 5/01/25	No Opt. Call	N/R	503,915
710	4.875%, 5/01/35	5/25 at 100.00	N/R	722,567
1,475	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	1,488,024
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1A, Series 2018:
270	3.900%, 5/01/23	No Opt. Call	N/R	270,068
535	4.250%, 5/01/28	No Opt. Call	N/R	532,453
	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase2A, Series 2019:
225	3.250%, 5/01/29	No Opt. Call	N/R	210,749
450	3.850%, 5/01/39	5/29 at 100.00	N/R	409,563
560	Landings at Miami Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2018, 4.125%, 11/01/28, 144A	No Opt. Call	N/R	555,391
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
5,075	5.250%, 6/15/27	5/20 at 100.00	BB-	5,075,355
5,000	5.375%, 6/15/37	5/20 at 100.00	BB-	4,796,450
	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A:
325	5.000%, 12/01/27, 144A	12/22 at 105.00	N/R	307,340
210	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	195,283

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Lucerne Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019:
$ 245	3.800%, 5/01/24	No Opt. Call	N/R	$239,826
435	4.000%, 5/01/29	No Opt. Call	N/R	418,292
	Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019:
1,005	3.625%, 5/01/24	No Opt. Call	N/R	970,157
2,385	3.875%, 5/01/30	No Opt. Call	N/R	2,222,009
640	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	655,238
10,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25, 144A (AMT)	6/20 at 100.00	Baa2	10,039,500
305	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.200%, 5/01/20	No Opt. Call	A	305,714
900	Mediterranea Community Development District, Riviera Beach, Florida, Special Assessment Bonds, Area 2 Project, Refunding & Improvement Series 2017, 4.250%, 5/01/29	5/28 at 100.00	N/R	916,767
2,435	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.250%, 7/01/27, 144A	No Opt. Call	N/R	2,335,603
335	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/24	No Opt. Call	BBB+	368,376
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc Project, Series 2017:
1,000	5.000%, 7/01/28	7/27 at 100.00	BBB-	914,260
1,000	5.000%, 7/01/29	7/27 at 100.00	BBB-	905,920
1,315	5.000%, 7/01/30	7/27 at 100.00	BBB-	1,179,884
1,605	5.000%, 7/01/31	7/27 at 100.00	BBB-	1,421,886
695	5.000%, 7/01/32	7/27 at 100.00	BBB-	607,284
	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
2,650	4.000%, 11/01/23	No Opt. Call	N/R	2,617,166
3,145	4.750%, 11/01/27	No Opt. Call	N/R	3,146,572
12,835	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2005D, 1.420%, 7/01/33 – AMBAC Insured (UB) (4)	6/20 at 100.00	BBB+	12,848,348
12,830	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2005E, 1.420%, 7/01/34 – AMBAC Insured (UB) (4)	6/20 at 100.00	BBB+	12,844,241
1,000	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral Academy, Series 2018, 5.000%, 1/15/32	1/28 at 100.00	BBB-	1,085,300
750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Project, Series 2014, 5.000%, 9/15/24	No Opt. Call	BBB	790,237
800	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 5.000%, 9/15/25, 144A	No Opt. Call	N/R	792,096

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
$ 3,255	4.250%, 5/01/24	5/23 at 100.00	N/R	$3,300,895
2,625	5.000%, 5/01/29	5/23 at 100.00	N/R	2,704,117
	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A:
2,180	4.250%, 5/01/24	5/23 at 100.00	N/R	2,210,738
4,495	5.000%, 5/01/29	5/23 at 100.00	N/R	4,630,479
2,010	5.000%, 5/01/37	5/23 at 100.00	N/R	2,058,863
1,600	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 2 Series 2018A-2, 5.375%, 11/01/29	No Opt. Call	N/R	1,573,040
2,110	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24	11/20 at 100.00	N/R	2,111,751
200	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	203,452
2,765	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/28	5/25 at 100.00	N/R	2,849,720
	Mitchell Ranch Community Development District, Pasco County, Florida, Special Assessment Bonds, 2019 Project Series 2019:
675	3.375%, 12/15/30	No Opt. Call	N/R	626,697
1,715	4.000%, 12/15/39	12/32 at 100.00	N/R	1,578,332
795	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	809,882
	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2018:
205	4.000%, 11/01/23, 144A	No Opt. Call	N/R	203,173
535	4.625%, 11/01/29, 144A	11/28 at 100.00	N/R	526,649
	North Boulevard Community Development District, Haines, Polk County, Florida, Special Assessment Bonds, Series 2019:
175	4.250%, 11/01/24	No Opt. Call	N/R	174,276
385	4.750%, 11/01/29	No Opt. Call	N/R	385,959
	North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019:
445	3.625%, 5/01/24	No Opt. Call	N/R	434,427
810	4.000%, 5/01/30	5/29 at 100.00	N/R	772,384
	North Springs Improvement District, Browaard County, Florida, Special Assessment Bonds, Area C, Series 2017:
295	3.500%, 5/01/23	No Opt. Call	N/R	293,835
1,850	4.000%, 5/01/28	No Opt. Call	N/R	1,821,084
1,465	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Bay Unit Area, Series 2018, 4.250%, 5/01/28, 144A	No Opt. Call	N/R	1,443,289
355	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.125%, 8/01/22	No Opt. Call	N/R	362,331

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,500	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014, 4.500%, 8/01/24	No Opt. Call	N/R	$2,547,625
2,885	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 4.650%, 8/01/25	No Opt. Call	N/R	2,957,789
	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2018A:
865	4.500%, 8/01/24	No Opt. Call	N/R	866,038
1,100	4.875%, 8/01/29	No Opt. Call	N/R	1,116,346
375	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	368,771
500	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012, 4.500%, 6/01/27	6/21 at 100.00	BBB	503,530
935	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 4.500%, 5/01/25	No Opt. Call	N/R	943,078
775	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace Community Inc, Series 2015C, 5.000%, 5/15/27	5/25 at 100.00	BBB	815,284
2,560	Palm Beach County, Florida, First Mortgage Revenue Bonds, Tuscan Gardens of Delray Beach Project, Series 2018A, 4.750%, 10/01/47 (Mandatory Put 4/02/22)	10/23 at 103.00	N/R	2,508,800
1,000	Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/29, 144A	No Opt. Call	Ba1	1,058,120
1,120	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 2017, 4.000%, 5/01/27	No Opt. Call	BBB-	1,128,064
	Parker Road Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2020:
275	3.100%, 5/01/25	No Opt. Call	N/R	261,404
335	3.375%, 5/01/30	No Opt. Call	N/R	305,738
	Parkland Preserve Community Development District, St Johns County, Florida, Special Assessment Revenue Bonds, Series 2019A:
250	4.500%, 5/01/24	No Opt. Call	N/R	244,618
880	4.750%, 5/01/30	No Opt. Call	N/R	844,527
170	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	172,168
	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019:
1,100	5.000%, 7/01/29	No Opt. Call	N/R	1,132,813
225	5.000%, 7/01/39	7/29 at 100.00	N/R	225,810
475	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.375%, 5/01/30	5/27 at 100.00	N/R	487,336
195	Portico Community Development District, Lee County, Florida, Special Assessment, Improvement Series 2020-2, 3.250%, 5/01/31	5/30 at 100.00	N/R	177,259

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Portico Community Development District, Lee County, Florida, Special Assessment, Refunding Improvement Series 2020-1:
$ 1,055	2.800%, 5/01/25	No Opt. Call	N/R	$1,004,307
1,600	3.200%, 5/01/31	5/30 at 100.00	N/R	1,456,048
800	Preserve at South Branch Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Phase 2 Series 2019, 4.000%, 11/01/39	11/29 at 100.00	N/R	738,632
555	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	553,618
	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A:
435	4.000%, 5/01/20	No Opt. Call	N/R	435,365
3,815	5.000%, 5/01/25	No Opt. Call	N/R	3,912,435
845	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015, 4.250%, 5/01/25	No Opt. Call	N/R	836,609
975	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 4.375%, 11/01/28	11/26 at 100.00	N/R	972,640
1,040	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017, 4.250%, 11/01/28, 144A	11/27 at 100.00	N/R	1,035,341
	Reunion West Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 5 Project, Series 2019:
260	3.750%, 5/01/24	No Opt. Call	N/R	255,551
500	4.000%, 5/01/30	5/29 at 100.00	N/R	481,870
	Rhodine Road North Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019:
200	3.500%, 5/01/24	No Opt. Call	N/R	197,450
500	4.000%, 5/01/30	5/29 at 100.00	N/R	490,625
	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2019:
295	3.500%, 11/01/30, 144A	11/29 at 100.00	N/R	273,350
590	4.000%, 11/01/39, 144A	11/29 at 100.00	N/R	547,544
730	Rivers Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 4.375%, 5/01/28	No Opt. Call	N/R	722,393
855	Rivington Community Development District, Debary, Florida, Special Assessment Revenue Bonds, 2020 Assessment Area, Series 2020, 3.375%, 5/01/31	5/30 at 100.00	N/R	790,482
435	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.125%, 5/01/26	No Opt. Call	N/R	399,178
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
625	4.500%, 11/01/22	No Opt. Call	N/R	632,762
1,885	5.250%, 11/01/28	11/27 at 100.00	N/R	1,989,203
	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2018:
370	4.375%, 11/01/23, 144A	No Opt. Call	N/R	372,768
640	4.875%, 11/01/28, 144A	No Opt. Call	N/R	657,203

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 240	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	$263,515
500	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017, 4.250%, 11/01/28, 144A	11/27 at 100.00	N/R	498,185
2,000	Saint Johns County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Westminster Pines, Series 2017A, 4.125%, 8/01/47 (Mandatory Put 8/01/24)	8/22 at 101.00	N/R	1,901,820
1,055	San Simeon Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, 2019 Project Series 2019, 3.750%, 6/15/31, 144A	6/29 at 100.00	N/R	1,041,644
4,000	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A, 5.000%, 11/15/29	11/26 at 103.00	N/R	3,508,160
	Shell Point Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Refunding Series 2019:
400	4.000%, 11/01/24, 144A	No Opt. Call	N/R	395,540
745	4.500%, 11/01/29, 144A	No Opt. Call	N/R	736,984
	Sherwood Manor Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Area One, Series 2018:
250	4.000%, 11/01/23, 144A	No Opt. Call	N/R	248,265
540	4.625%, 11/01/29, 144A	No Opt. Call	N/R	531,571
	Shingle Creek Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2015:
325	3.625%, 11/01/20	No Opt. Call	N/R	324,906
2,000	4.500%, 11/01/25	No Opt. Call	N/R	2,011,980
355	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1A, Series 2018A-1, 5.000%, 11/01/28, 144A	No Opt. Call	N/R	363,442
110	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/27, 144A	No Opt. Call	N/R	110,506
485	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 4.375%, 5/01/25	5/24 at 101.00	N/R	484,142
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017A:
755	3.625%, 11/01/23	No Opt. Call	N/R	758,896
1,125	4.500%, 11/01/28	11/27 at 100.00	N/R	1,143,742
635	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016, 4.750%, 11/01/28	11/27 at 100.00	N/R	636,734
	Solterra Resort Community Development District, Polk County, Florida, Special Assessment Bonds, Series 2018:
465	4.000%, 5/01/23	No Opt. Call	N/R	465,925
1,145	4.750%, 5/01/29	No Opt. Call	N/R	1,162,038
1,000	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/29	5/27 at 100.00	N/R	1,019,910

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2018:
$ 390	4.000%, 5/01/24	No Opt. Call	N/R	$390,706
595	4.625%, 5/01/29	5/28 at 100.00	N/R	604,597
315	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2, 4.350%, 5/01/26	No Opt. Call	N/R	317,570
1,925	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24, 144A	No Opt. Call	BBB+	2,141,004
	Southern Grove Community Development District 5, Florida, Special Assessment Infrastructure Bonds, Series 2019:
210	2.875%, 5/01/24	No Opt. Call	N/R	203,104
305	3.250%, 5/01/29	No Opt. Call	N/R	287,051
375	3.600%, 5/01/34	5/29 at 100.00	N/R	345,236
	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
285	3.750%, 5/01/24	No Opt. Call	N/R	284,781
430	4.375%, 5/01/29	No Opt. Call	N/R	434,992
505	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	511,878
	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
535	3.750%, 11/01/22, 144A	No Opt. Call	N/R	534,144
1,290	4.500%, 11/01/28, 144A	11/27 at 100.00	N/R	1,296,643
990	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/25	5/23 at 100.00	N/R	993,960
1,000	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, 2019 Assessment Area Series 2019NM, 4.000%, 6/15/30	6/29 at 100.00	N/R	985,120
550	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Parcel K Assessment Area, Series 2017, 4.000%, 12/15/28	No Opt. Call	N/R	546,942
560	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	591,416
420	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	N/R	409,189
710	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	698,789
730	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	5/20 at 101.00	N/R	725,204
1,550	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	1,597,445

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Storey Creek Community Development District, Osceloa County, Florida, Special Assessment Bonds, Assessment Area 1 Project, Series 2019:
$ 505	3.625%, 12/15/30	12/29 at 100.00	N/R	$481,674
130	4.000%, 12/15/39	12/29 at 100.00	N/R	120,089
	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2015:
175	4.000%, 11/01/20	No Opt. Call	N/R	175,719
1,215	4.500%, 11/01/26	11/25 at 100.00	N/R	1,225,121
460	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area Three Project, Series 2019, 3.750%, 6/15/29, 144A	No Opt. Call	N/R	443,633
	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-1:
240	4.000%, 11/01/23, 144A	No Opt. Call	N/R	241,020
450	5.000%, 11/01/29, 144A	11/28 at 100.00	N/R	463,716
205	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	206,439
	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 2 Project, Series 2020:
200	3.000%, 5/01/25	No Opt. Call	N/R	190,148
505	3.300%, 5/01/31	5/30 at 100.00	N/R	455,187
125	3.750%, 5/01/40	5/30 at 100.00	N/R	107,809
500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	A-	560,835
390	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	393,939
	Three Rivers Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019A-1:
1,140	3.875%, 5/01/24	No Opt. Call	N/R	1,102,540
1,705	4.125%, 5/01/29	No Opt. Call	N/R	1,606,639
4,775	4.500%, 5/01/39	5/29 at 100.00	N/R	4,395,101
	Timber Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
225	4.125%, 11/01/24, 144A	No Opt. Call	N/R	223,094
405	4.625%, 11/01/29, 144A	No Opt. Call	N/R	403,283
	Tolomato Community Development District, Florida, Special Assessment Bonds, Expansion Parcel Project, Series 2018:
105	3.850%, 5/01/23, 144A	No Opt. Call	N/R	104,155
210	4.350%, 5/01/28, 144A	No Opt. Call	N/R	207,180
1,600	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Senior Lien Series 2018A-2, 5.200%, 5/01/28, 144A	No Opt. Call	N/R	1,662,048
945	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2018B-2, 4.625%, 5/01/28	No Opt. Call	N/R	943,393
700	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2019A-2, 3.850%, 5/01/29	No Opt. Call	N/R	677,649

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,045	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27	11/26 at 102.00	N/R	$1,125,110
735	Touchstone Community Development District, Hillsborough County, Florida, Special Assessment Bonds, 2019 Project, Series 2019, 3.625%, 12/15/31	12/29 at 100.00	N/R	698,764
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 2B Project, Series 2018:
80	4.000%, 5/01/23	No Opt. Call	N/R	79,883
285	5.000%, 5/01/28	No Opt. Call	N/R	286,331
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3A Project, Series 2018:
405	4.000%, 5/01/23	No Opt. Call	N/R	404,409
810	5.000%, 5/01/28	No Opt. Call	N/R	813,791
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3B Project, Series 2019:
135	3.500%, 5/01/24	No Opt. Call	N/R	130,945
365	4.000%, 5/01/30	No Opt. Call	N/R	346,633
	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3C Project, Series 2019:
285	3.625%, 5/01/25	No Opt. Call	N/R	274,845
715	4.000%, 5/01/31	5/30 at 100.00	N/R	668,604
170	4.450%, 5/01/39	5/30 at 100.00	N/R	160,395
165	Towne Park Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 11/01/28	11/26 at 100.00	N/R	165,528
1,020	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.000%, 10/01/27	No Opt. Call	N/R	998,641
	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016A-1:
85	4.250%, 11/01/20	No Opt. Call	N/R	85,211
250	5.000%, 11/01/26	No Opt. Call	N/R	254,845
420	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Assessment Area One - Phase 2 Project, Series 2018, 4.750%, 11/01/29, 144A	No Opt. Call	N/R	421,046
	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019A:
250	3.875%, 5/01/24	No Opt. Call	N/R	244,183
500	4.125%, 5/01/29	No Opt. Call	N/R	479,290
540	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	548,910
	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2018:
250	4.500%, 5/01/23	No Opt. Call	N/R	249,850
400	5.000%, 5/01/28	No Opt. Call	N/R	405,060

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 400	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Downtown Neighborhood Assessment Area Series 2019, 3.375%, 11/01/30	11/29 at 100.00	N/R	$376,728
	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels A, B & C, Series 2018:
250	4.000%, 11/01/24	No Opt. Call	N/R	249,165
500	4.500%, 11/01/29	No Opt. Call	N/R	501,260
1,415	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels D, E & F, Series 2017, 4.125%, 11/01/28, 144A	11/27 at 100.00	N/R	1,386,403
530	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	530,949
170	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 4.250%, 11/01/21	No Opt. Call	N/R	170,991
370	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2, 4.000%, 5/01/28	No Opt. Call	A2	385,333
	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1:
1,250	5.000%, 11/01/23	No Opt. Call	N/R	1,250,675
1,985	5.750%, 11/01/28	No Opt. Call	N/R	2,035,717
	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2:
570	5.000%, 11/01/23	No Opt. Call	N/R	570,308
1,590	6.000%, 11/01/31	No Opt. Call	N/R	1,650,340
230	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.200%, 5/01/26	No Opt. Call	N/R	227,201
	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019:
1,510	3.375%, 12/15/30	12/29 at 100.00	N/R	1,437,958
3,000	3.750%, 12/15/39	12/29 at 100.00	N/R	2,760,060
350	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 4.750%, 11/01/27	No Opt. Call	N/R	351,911
910	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.000%, 11/01/27, 144A	No Opt. Call	N/R	922,704
10	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-2, 5.500%, 11/01/29, 144A	No Opt. Call	N/R	10,338
	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-1:
455	4.125%, 11/01/24, 144A	No Opt. Call	N/R	447,533
695	4.500%, 11/01/30, 144A	11/29 at 100.00	N/R	677,271
890	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2019A-2, 5.250%, 11/01/32, 144A	No Opt. Call	N/R	862,098
460	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	504,970

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area One-Gardens East Project, Series 2018A:
$ 325	4.000%, 11/01/24	No Opt. Call	N/R	$324,857
305	4.000%, 11/01/24	No Opt. Call	N/R	304,866
390	4.500%, 11/01/29	No Opt. Call	N/R	395,281
375	4.500%, 11/01/29	No Opt. Call	N/R	380,085
405	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area Three, Four and Five, Series 2018B, 5.875%, 11/01/32	4/20 at 101.00	N/R	409,058
585	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod A Project, Series 2017, 4.250%, 11/01/28	11/27 at 100.00	N/R	571,814
460	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod B Project, Series 2017, 4.250%, 11/01/28	11/27 at 100.00	N/R	449,632
635	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2017, 4.500%, 11/01/28	11/27 at 100.00	N/R	623,018
295	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2020, 3.250%, 5/01/31	5/30 at 100.00	N/R	263,423
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod D Project, Series 2020:
255	2.875%, 5/01/25	No Opt. Call	N/R	240,988
250	3.250%, 5/01/31	5/30 at 100.00	N/R	223,240
	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod E Project, Series 2020:
190	2.875%, 5/01/25	No Opt. Call	N/R	179,560
285	3.250%, 5/01/31	5/30 at 100.00	N/R	254,494
650	Village Community Development District 10, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2012, 4.500%, 5/01/23	5/22 at 100.00	N/R	667,654
	Village Community Development District 13, Wildwood, Florida, Special Assessment Revenue Bonds, Series 2019:
2,080	3.375%, 5/01/34	5/29 at 100.00	N/R	1,943,947
4,000	3.550%, 5/01/39	5/29 at 100.00	N/R	3,641,280
1,590	Villages of Glen Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2018A-2, 5.500%, 11/01/29, 144A	No Opt. Call	N/R	1,584,658
	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2019:
170	3.750%, 5/01/24	No Opt. Call	N/R	165,786
250	4.000%, 5/01/29	No Opt. Call	N/R	238,603
1,780	Waterset Central Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018, 4.625%, 11/01/29, 144A	11/28 at 100.00	N/R	1,751,645
1,285	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,310,636
400	Wesbridge Community Development District, Pasco County, Florida, Special Assessment Bonds, 2019 Project, Series 2019, 3.625%, 11/01/29	No Opt. Call	N/R	382,664
3,545	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 3, Refunding Series 2017, 4.000%, 5/01/27	No Opt. Call	N/R	3,444,074

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 4, Series 2016:
$ 1,000	4.250%, 11/01/26	No Opt. Call	N/R	$988,930
210	4.625%, 11/01/31	11/26 at 100.00	N/R	206,382
	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Master Infrastructure, Series 2019:
500	4.000%, 5/01/24	No Opt. Call	N/R	499,540
1,000	4.250%, 5/01/29	No Opt. Call	N/R	999,220
135	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Village B Parcel, Series 2019, 4.250%, 5/01/29, 144A	No Opt. Call	N/R	131,913
	Westside Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2019:
580	3.500%, 5/01/24, 144A	No Opt. Call	N/R	569,809
810	3.750%, 5/01/29, 144A	No Opt. Call	N/R	787,466
2,000	Wildblue Community Development District, Florida, Special Assessment Bonds, Series 2019, 3.750%, 6/15/30, 144A	6/29 at 100.00	N/R	1,944,200
	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
420	3.500%, 11/01/23, 144A	No Opt. Call	N/R	414,704
725	4.000%, 11/01/28, 144A	11/27 at 100.00	N/R	710,021
	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2017:
220	3.500%, 5/01/23	No Opt. Call	N/R	218,852
330	4.000%, 5/01/28	No Opt. Call	N/R	325,730
	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2019:
210	3.800%, 5/01/24	No Opt. Call	N/R	205,871
315	4.000%, 5/01/29	No Opt. Call	N/R	304,955
	Willows Community Development District, Florida, Special Assessment Bonds, Series 2019:
425	3.875%, 5/01/24	No Opt. Call	N/R	425,195
510	4.370%, 5/01/29	No Opt. Call	N/R	513,407
	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015:
65	4.000%, 11/01/20	No Opt. Call	N/R	65,094
400	4.375%, 11/01/25	No Opt. Call	N/R	403,836
	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2019:
135	3.750%, 11/01/24	No Opt. Call	N/R	133,875
185	4.250%, 11/01/29	No Opt. Call	N/R	182,985
1,005	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.125%, 11/01/27	No Opt. Call	N/R	996,900

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 560	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016, 4.375%, 5/01/26	No Opt. Call	N/R	$555,290
	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
185	4.000%, 5/01/22	No Opt. Call	N/R	184,301
905	5.000%, 5/01/29	5/28 at 100.00	N/R	905,932
	Zephyr Lakes Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2019:
525	4.375%, 11/01/24, 144A	No Opt. Call	N/R	525,446
645	4.750%, 11/01/29, 144A	No Opt. Call	N/R	651,205
681,446	Total Florida			665,967,621
	Georgia – 0.9%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
2,455	6.000%, 1/01/23	No Opt. Call	N/R	2,509,501
9,250	6.500%, 1/01/29	1/28 at 100.00	N/R	10,044,205
2,540	6.750%, 1/01/35	1/28 at 100.00	N/R	2,717,368
	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, Kennesaw State University Real Estate Foundations Projects, Refunding Series 2014C:
985	5.000%, 7/15/22	No Opt. Call	Baa2	1,043,361
1,040	5.000%, 7/15/23	No Opt. Call	Baa2	1,124,063
750	5.000%, 7/15/24	No Opt. Call	Baa2	825,330
1,000	5.000%, 7/15/26	7/24 at 100.00	Baa2	1,093,970
1,000	5.000%, 7/15/27	7/24 at 100.00	Baa2	1,092,000
1,000	5.000%, 7/15/29	7/24 at 100.00	Baa2	1,085,970
750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	764,722
520	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	516,454
2,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc Project, Refunding Series 2016, 5.000%, 7/01/31	7/23 at 103.00	BBB	2,100,440
625	Gainesville and Hall County Development Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	BBB-	625,262
1,668	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	1,896,800
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
360	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (6)	374,638
958	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (6)	1,012,019
1,052	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (6)	1,111,022
1,000	Macon-Bibb County Urban Development Authority, Georgia, Multifamily Housing Revenue Bonds, Dempsey Apartments Project, Series 2018A, 5.200%, 12/01/53	12/23 at 102.00	Baa3	1,039,960

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 500	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.000%, 6/15/27, 144A	No Opt. Call	N/R	$481,800
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B:
330	5.000%, 3/15/21	No Opt. Call	A-	338,062
830	5.000%, 3/15/22	No Opt. Call	A-	870,446
2,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/36	No Opt. Call	A3	2,274,820
12,235	Rockdale County Development Authority, Georgia, Revenue Bonds, Pratt Paper, LLC Project, Refunding Series 2018, 4.000%, 1/01/38, 144A (AMT)	1/28 at 100.00	N/R	10,925,366
44,848	Total Georgia			45,867,579
	Guam – 0.5%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
4,825	5.000%, 11/15/27	11/25 at 100.00	BB	4,921,066
4,305	5.000%, 11/15/33	11/25 at 100.00	BB	4,319,034
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	BB	1,005,780
1,875	5.250%, 1/01/36	1/22 at 100.00	BB	1,888,781
3,530	5.125%, 1/01/42	1/22 at 100.00	BB	3,500,560
	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A:
3,000	6.625%, 12/01/30	12/20 at 100.00	B+	3,053,970
895	6.875%, 12/01/40	12/20 at 100.00	B+	913,124
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A:
400	5.000%, 7/01/22	No Opt. Call	BBB-	409,176
250	5.000%, 7/01/23	No Opt. Call	BBB-	257,648
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
350	5.250%, 7/01/20	No Opt. Call	BBB-	351,218
1,500	5.500%, 7/01/43	7/23 at 100.00	BBB-	1,526,940
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
255	5.000%, 7/01/24	No Opt. Call	BBB-	264,534
525	5.000%, 7/01/25	No Opt. Call	BBB-	547,365
2,075	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 – AGM Insured (ETM) (AMT)	No Opt. Call	A2	2,190,059
750	Guam Power Authority, Revenue Bonds, Series 2010A, 5.500%, 10/01/40 (Pre-refunded 10/01/20)	10/20 at 100.00	BBB (6)	766,282
25,535	Total Guam			25,915,537

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Hawaii – 0.5%
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
$ 490	5.000%, 7/01/20	No Opt. Call	BB	$490,010
1,555	5.750%, 7/01/23	No Opt. Call	BB	1,579,771
1,575	6.250%, 7/01/27	7/23 at 100.00	BB	1,623,195
19,940	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018, 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	19,708,496
105	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	A-	106,819
230	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012, 5.250%, 5/15/28	5/22 at 100.00	N/R	237,477
23,895	Total Hawaii			23,745,768
	Idaho – 0.2%
825	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014, 4.375%, 7/01/34, 144A	7/24 at 100.00	A	878,732
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
1,985	5.000%, 9/01/25	No Opt. Call	BB+	2,261,312
2,085	5.000%, 9/01/26	No Opt. Call	BB+	2,420,352
1,000	5.000%, 9/01/37	9/26 at 100.00	BB+	1,117,010
1,170	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc Project, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	BB	1,172,796
7,065	Total Idaho			7,850,202
	Illinois – 12.0%
1,245	Aurora, Kane, DuPage, Kendall and Will Counties, Illinois, Tax Increment Revenue Bonds, East River Area TIF 6, Refunding Series 2018A, 5.000%, 12/30/27	No Opt. Call	N/R	1,216,788
820	Aurora, Kane, DuPage, Kendall and Will Counties, Illinois, Tax Increment Revenue Bonds, River City TIF 3, Refunding Series 2018B, 4.500%, 12/30/23	No Opt. Call	N/R	807,749
1,890	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	1,809,826
1,980	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	5/20 at 100.00	N/R	1,865,833
3,345	Berwyn, Cook County, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 12/01/29	12/26 at 100.00	BBB	3,820,324
4,119	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	5/20 at 100.00	N/R	3,880,551
1,645	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.000%, 3/01/33	3/28 at 100.00	N/R	1,581,355
8,940	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 4.000%, 6/15/23 (Mandatory Put 12/15/22), 144A	No Opt. Call	N/R	8,835,938
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016:
24,265	5.750%, 4/01/33	4/27 at 100.00	A	26,054,301
20,835	5.750%, 4/01/34	4/27 at 100.00	A	22,336,995
2,985	5.750%, 4/01/35	4/27 at 100.00	A	3,191,890

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
$ 300	5.000%, 4/01/33	4/27 at 100.00	A	$307,842
1,370	5.000%, 4/01/34	4/27 at 100.00	A	1,403,620
2,000	5.000%, 4/01/35	4/27 at 100.00	A	2,043,680
2,320	5.000%, 4/01/36	4/27 at 100.00	A	2,364,637
2,320	5.000%, 4/01/37	4/27 at 100.00	A	2,360,136
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018:
1,240	5.000%, 4/01/33	4/28 at 100.00	A	1,276,270
1,535	5.000%, 4/01/34	4/28 at 100.00	A	1,577,136
1,610	5.000%, 4/01/35	4/28 at 100.00	A	1,649,332
1,270	5.000%, 4/01/36	4/28 at 100.00	A	1,297,318
4,170	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	BB-	4,243,142
1,420	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.500%, 12/01/39	12/21 at 100.00	B1	1,429,741
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
1,230	5.000%, 12/01/20	No Opt. Call	B1	1,239,680
8,075	5.000%, 12/01/31	12/20 at 100.00	B1	8,091,554
13,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	BB-	14,336,790
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
16,570	5.000%, 12/01/30	12/27 at 100.00	BB-	16,948,293
11,810	5.000%, 12/01/34	12/27 at 100.00	BB-	11,984,906
7,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	BB-	7,554,290
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017F:
8,855	5.000%, 12/01/23	No Opt. Call	BB-	9,033,694
5,000	5.000%, 12/01/24	No Opt. Call	BB-	5,117,350
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
3,120	5.000%, 12/01/29 – AGM Insured	12/28 at 100.00	BB	3,784,092
2,500	5.000%, 12/01/30 – AGM Insured	12/28 at 100.00	BB	3,022,275
1,850	5.000%, 12/01/33 – AGM Insured	12/28 at 100.00	BB	2,218,853
4,300	5.000%, 12/01/34 – AGM Insured	12/28 at 100.00	BB	5,140,134

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
$ 1,900	5.000%, 12/01/24	No Opt. Call	BB-	$1,944,593
5,000	5.000%, 12/01/25	No Opt. Call	BB-	5,130,350
4,000	5.000%, 12/01/26	No Opt. Call	BB-	4,116,520
5,750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A, 4.000%, 12/01/27	No Opt. Call	BB-	5,557,950
20,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/26	12/25 at 100.00	BB-	22,560,000
2,500	Chicago Board of Education, Illinois, General Obligation Bonds, Refunding Series 2005A, 5.500%, 12/01/30 – AMBAC Insured	No Opt. Call	B1	2,864,075
	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A:
9,160	0.000%, 12/01/24 – NPFG Insured	No Opt. Call	BB-	7,830,243
8,150	0.000%, 12/01/29 – NPFG Insured	No Opt. Call	BB-	5,724,886
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
5,000	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	BB-	4,582,850
3,780	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	BB-	3,113,813
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
3,295	0.010%, 12/01/25 – NPFG Insured	No Opt. Call	BB-	2,714,289
1,000	0.010%, 12/01/31 – NPFG Insured	No Opt. Call	BB-	644,450
1,000	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Park Series 2016A, 5.000%, 1/01/40	1/26 at 100.00	AA-	1,095,870
1,917	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	1,903,523
1,214	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, IncRedevelopment Project-Whole Foods Warehouse & Distribution, 5.000%, 3/15/34, 144A	7/21 at 100.00	N/R	1,155,289
2,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB-	1,179,760
	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
1,000	5.250%, 1/01/23	No Opt. Call	Ba1	1,024,500
2,650	5.000%, 1/01/25	No Opt. Call	Ba1	2,724,518
795	5.000%, 1/01/26	1/25 at 100.00	Ba1	816,807
2,025	5.250%, 1/01/29	1/25 at 100.00	Ba1	2,092,939
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
215	5.000%, 1/01/27	1/24 at 100.00	Ba1	219,620
14,200	5.250%, 1/01/30	1/24 at 100.00	Ba1	14,568,632
10,100	5.250%, 1/01/32	1/24 at 100.00	Ba1	10,337,552
715	5.000%, 1/01/35	1/24 at 100.00	Ba1	723,215
6,860	5.000%, 1/01/36	1/24 at 100.00	Ba1	6,928,737

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
$ 20,500	5.625%, 1/01/31	1/27 at 100.00	BBB-	$21,904,455
2,890	5.750%, 1/01/34	1/27 at 100.00	BBB-	3,094,410
5,870	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.000%, 1/01/23	No Opt. Call	Ba1	5,976,188
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/34	1/25 at 100.00	Ba1	1,041,350
6,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 0.000%, 1/01/27	No Opt. Call	Ba1	4,725,300
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
845	4.625%, 1/01/32	1/21 at 100.00	Ba1	831,784
26,085	5.000%, 1/01/40	1/21 at 100.00	Ba1	25,601,645
	Chicago, Illinois, General Obligation Bonds, Project Series 2012A:
7,000	5.000%, 1/01/33	1/22 at 100.00	Ba1	7,047,810
14,120	5.000%, 1/01/34	1/22 at 100.00	Ba1	14,210,368
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
10	5.000%, 1/01/21	No Opt. Call	Ba1	10,286
5,835	5.000%, 1/01/23	1/22 at 100.00	Ba1	5,903,386
1,500	5.000%, 1/01/25	1/22 at 100.00	Ba1	1,516,470
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,530	5.000%, 1/01/24	No Opt. Call	BBB-	3,611,861
1,065	5.000%, 1/01/25	No Opt. Call	BBB-	1,094,948
2,560	5.000%, 1/01/26	No Opt. Call	BBB-	2,643,302
1,065	5.000%, 1/01/28	1/26 at 100.00	BBB-	1,096,897
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
30	5.000%, 1/01/24	No Opt. Call	BBB-	30,696
6,565	5.000%, 1/01/26	1/25 at 100.00	BBB-	6,745,078
5,000	5.250%, 1/01/27	1/25 at 100.00	BBB-	5,186,400
1,535	5.500%, 1/01/35	1/25 at 100.00	BBB-	1,595,847
5,000	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 1/01/49	1/29 at 100.00	BBB-	5,195,300
891	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	5/20 at 100.00	N/R	891,918
1,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/26	12/23 at 100.00	BBB	1,034,160
880	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B1	896,456
2,390	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	2,646,758
3,108	Gilberts Village, Kane County, Illinois, Tax Increment Revenue Note, Prairie Business Park-Industrial Property, Series 2018A, 5.000%, 11/15/34	4/20 at 100.00	N/R	2,922,225
300	Governors State University Board of Trustes, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	5/20 at 100.00	A3	300,867

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,390	Governors State University Board of Trustes, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2018, 5.000%, 7/01/28 – BAM Insured	7/27 at 100.00	AA	$1,647,539
	Hillside, Cook County, Illinois, Tax Increment Revenue Bonds, Refunding Series 2018:
1,215	5.000%, 1/01/24	No Opt. Call	N/R	1,226,069
2,690	5.000%, 1/01/30	1/27 at 100.00	N/R	2,655,111
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
100	4.500%, 12/01/20, 144A	No Opt. Call	N/R	100,118
815	5.250%, 12/01/25, 144A	No Opt. Call	N/R	839,320
1,815	5.500%, 12/01/30, 144A	12/25 at 100.00	N/R	1,869,976
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,960	6.875%, 10/01/31	10/21 at 100.00	BB+	2,032,422
455	7.125%, 10/01/41	10/21 at 100.00	BB+	470,042
1,620	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2013, 6.000%, 9/01/32	9/23 at 100.00	BBB	1,779,440
	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015:
1,080	5.000%, 9/01/25	No Opt. Call	BBB	1,153,602
1,000	5.000%, 9/01/32	9/24 at 100.00	BBB	1,067,260
2,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B1	2,037,400
5,575	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017, 5.000%, 5/15/33	5/24 at 103.00	N/R	5,164,011
850	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2015, 4.125%, 5/01/45	5/25 at 100.00	Aa3	922,811
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
4,000	5.000%, 2/15/26	No Opt. Call	Aa2	4,568,520
8,000	5.000%, 2/15/27	No Opt. Call	Aa2	9,295,600
3,535	5.000%, 2/15/28	2/27 at 100.00	Aa2	4,113,326
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
360	5.000%, 9/01/22	No Opt. Call	AA+	392,472
800	5.000%, 9/01/23	No Opt. Call	AA+	900,040
1,495	5.000%, 9/01/25	9/24 at 100.00	AA+	1,729,850
1,000	5.000%, 9/01/26	9/24 at 100.00	AA+	1,155,460
1,400	5.000%, 9/01/27	9/24 at 100.00	AA+	1,615,278
800	5.000%, 9/01/29	9/24 at 100.00	AA+	919,936
	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010:
130	6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (6)	130,766
225	6.125%, 5/15/27	5/20 at 100.00	BBB-	225,466
500	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016, 5.000%, 9/01/27	9/26 at 100.00	Baa1	580,540

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 150	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB-	$152,994
195	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.250%, 5/01/22 (Pre-refunded 5/01/20)	5/20 at 100.00	AA+ (6)	195,688
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
165	5.000%, 8/15/24	No Opt. Call	Baa1	187,351
375	5.000%, 8/15/25	No Opt. Call	Baa1	435,885
1,000	5.000%, 8/15/27	8/25 at 100.00	Baa1	1,158,410
	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds, CHF-Collegiate Housing Foundation - Chicago LLC University of Illinois at Chicago Project, Series 2017A:
500	5.000%, 2/15/30	8/27 at 100.00	BBB-	561,555
500	5.000%, 2/15/31	8/27 at 100.00	BBB-	558,520
500	5.000%, 2/15/32	8/27 at 100.00	BBB-	555,880
1,000	5.000%, 2/15/37	8/27 at 100.00	BBB-	1,092,940
	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding State Tax Supported Series 2019:
1,395	5.000%, 6/15/28	No Opt. Call	BBB-	1,467,135
1,545	5.000%, 6/15/29	No Opt. Call	BBB-	1,621,539
855	5.000%, 6/15/30	6/29 at 100.00	BBB-	891,346
	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001:
5,165	0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB-	4,813,935
3,235	0.000%, 6/15/25 – AMBAC Insured	No Opt. Call	BBB-	2,870,642
	Illinois State, General Obligation Bonds, December Series 2017A:
15,000	5.000%, 12/01/25	No Opt. Call	BBB-	15,852,000
6,100	5.125%, 12/01/29	12/27 at 100.00	BBB-	6,373,219
	Illinois State, General Obligation Bonds, December Series 2017B:
9,500	5.000%, 12/01/26	No Opt. Call	BBB-	10,045,775
9,365	5.000%, 12/01/27	No Opt. Call	BBB-	9,860,877
	Illinois State, General Obligation Bonds, June Series 2016:
4,840	5.000%, 6/01/26	No Opt. Call	BBB-	5,104,554
105	4.000%, 6/01/36	6/26 at 100.00	BBB-	97,874
1,925	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/33	5/24 at 100.00	BBB-	1,956,166
5,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB-	5,813,610
10,000	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB-	10,421,200
	Illinois State, General Obligation Bonds, October Series 2016:
7,500	5.000%, 2/01/23	No Opt. Call	BBB-	7,748,325
3,835	5.000%, 2/01/26	No Opt. Call	BBB-	4,036,913
335	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB-	347,814

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Series 2013:
$ 1,480	5.250%, 7/01/29	7/23 at 100.00	BBB-	$1,517,030
1,050	5.250%, 7/01/31	7/23 at 100.00	BBB-	1,073,530
200	5.500%, 7/01/33	7/23 at 100.00	BBB-	205,562
740	Illinois State, General Obligation Bonds, Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	BBB-	744,425
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
6,445	5.000%, 12/15/26	6/22 at 100.00	BBB-	6,508,999
1,355	5.000%, 12/15/28	6/22 at 100.00	BBB-	1,366,138
610	5.000%, 6/15/52	6/22 at 100.00	BBB-	599,282
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,155	5.000%, 12/15/28	12/27 at 100.00	BBB-	1,184,603
300	5.000%, 12/15/31	12/27 at 100.00	BBB-	305,181
745	5.000%, 12/15/33	12/27 at 100.00	BBB-	755,348
500	5.000%, 12/15/34	12/27 at 100.00	BBB-	506,890
4,710	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured	No Opt. Call	BBB	5,175,866
795	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.200%, 6/15/50	6/20 at 100.00	Ba1	800,486
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,755	0.000%, 6/15/31 – BAM Insured	No Opt. Call	Baa2	1,268,812
2,860	0.000%, 12/15/34 – BAM Insured	No Opt. Call	Baa2	1,769,682
2,010	Minooka, Illinois, Special Assessment Bonds, Refunding Improvement Series 2014, 5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	2,224,688
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 4.250%, 1/01/29	1/26 at 100.00	N/R	456,050
560	North Pullman Chicago Neighborhood Initiatives, Inc Redevelopment Project, Illinois, Gotham Greens Greenhouse Facility, Certificates of Participation, Series 2018A, 6.000%, 3/15/34, 144A	8/21 at 100.00	N/R	522,267
2,600	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	2,577,146
520	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015, 5.000%, 10/01/24	No Opt. Call	BBB+	555,599

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	South Barrington, Cook County, Illinois, Special Tax Bonds, Special Service Area 3, Refunding Series 2019A:
$ 320	4.000%, 12/01/25	No Opt. Call	N/R	$338,896
330	4.000%, 12/01/26	No Opt. Call	N/R	350,236
345	4.000%, 12/01/27	No Opt. Call	N/R	366,887
355	4.000%, 12/01/28	No Opt. Call	N/R	376,967
370	4.000%, 12/01/29	12/28 at 100.00	N/R	391,989
385	4.000%, 12/01/30	12/28 at 100.00	N/R	405,343
400	4.000%, 12/01/31	12/28 at 100.00	N/R	420,240
420	4.000%, 12/01/32	12/28 at 100.00	N/R	441,483
435	4.000%, 12/01/33	12/28 at 100.00	N/R	455,315
450	4.000%, 12/01/34	12/28 at 100.00	N/R	468,738
2,725	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	2,450,293
2,410	Wauconda, Illinois, Special Service Area 1 Special Tax Bonds, Liberty Lake Project, Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured	3/25 at 100.00	AA	2,712,118
2,220	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 Woods Creek, Refunding Series 2015, 4.500%, 3/01/34	3/25 at 100.00	N/R	2,015,649
1,230	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 5 Wooded Shores, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	1,142,449
570	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 7 Deep Spring Woods, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	529,427
1,000	Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds, Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26 (7)	4/20 at 100.00	N/R	830,000
596,384	Total Illinois			609,765,597
	Indiana – 1.2%
700	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	709,240
	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,140	6.000%, 11/15/22 (7)	No Opt. Call	N/R	11,400
1,550	7.000%, 11/15/27 (7)	11/22 at 100.00	N/R	15,500
190	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2017, 5.125%, 1/01/32	1/23 at 105.00	N/R	175,657
1,155	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2018, 5.300%, 1/01/32, 144A	1/24 at 105.00	N/R	1,073,607
775	Evansville, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Evansville Projects, Series 2017, 4.800%, 1/01/28	1/23 at 105.00	N/R	721,618
3,095	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Project, Series 2017, 5.000%, 7/01/27	No Opt. Call	BB	3,190,357
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A:
110	6.000%, 10/01/21	5/20 at 100.00	B	110,056
1,500	6.625%, 10/01/29	5/20 at 100.00	B	1,501,275

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 765	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	$762,476
1,035	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	1,027,486
19,620	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	Caa2	17,760,613
	Indiana Finance Authority, Health Facilities Revenue Bonds, Good Samaritan Hospital Project, Series 2016A:
2,330	5.500%, 4/01/33	4/26 at 100.00	Ba1	2,641,241
1,275	5.500%, 4/01/34	4/26 at 100.00	Ba1	1,443,759
2,500	5.000%, 4/01/37	4/26 at 100.00	Ba1	2,741,050
1,225	Indiana Finance Authority, Hospital Revenue Bonds, King's Daughters' Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	Baa2	1,240,790
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
250	5.000%, 10/01/22	No Opt. Call	Baa3	269,638
325	5.000%, 10/01/23	No Opt. Call	Baa3	359,187
550	5.000%, 10/01/24	10/23 at 100.00	Baa3	609,246
1,400	5.000%, 10/01/29	10/23 at 100.00	Baa3	1,541,582
15	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/29	5/22 at 100.00	AA-	15,974
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,000	5.000%, 4/01/28	4/22 at 100.00	Ba1	1,045,090
2,245	5.000%, 4/01/42	4/22 at 100.00	Ba1	2,300,002
500	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.050%, 4/01/26	4/24 at 102.00	N/R	457,720
4,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (AMT)	2/22 at 100.00	B-	4,111,695
3,250	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT)	No Opt. Call	N/R	3,041,577
220	Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Terre Haute Project, Series 2017, 5.100%, 1/01/32	1/23 at 105.00	N/R	195,776
	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
1,445	5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	1,470,360
6,300	7.000%, 1/01/44 (AMT)	1/24 at 100.00	N/R	6,550,614
4,175	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 3.500%, 7/15/26	1/23 at 100.00	N/R	3,894,022
65,140	Total Indiana			60,988,608
	Iowa – 2.1%
10,805	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba2	11,303,759
24,325	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B	24,900,286

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 22,575	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	$23,027,177
3,860	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	3,960,051
16,565	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	4/20 at 104.00	B	16,745,227
	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc Project, Series 2018:
500	3.950%, 8/01/23	No Opt. Call	N/R	490,800
750	4.450%, 8/01/28	8/23 at 102.00	N/R	732,105
500	5.000%, 8/01/33	8/23 at 102.00	N/R	502,755
300	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2018A, 3.750%, 12/01/33 (AMT)	12/26 at 100.00	A	310,857
7,155	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	5/20 at 100.00	B-	7,018,841
16,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	5/20 at 100.00	B-	15,823,040
103,335	Total Iowa			104,814,898
	Kansas – 0.5%
1,600	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/27, 144A	6/25 at 100.00	BBB-	1,867,152
	Kansas Development Finance Authority Revenue Bonds, Village Shalom Project, Series 2018A:
750	5.250%, 11/15/33	11/23 at 103.75	N/R	722,400
1,790	5.500%, 11/15/38	11/23 at 103.75	N/R	1,701,860
750	Overland Park Development Corporation, Kansas, Revenue Bonds, Convention Center Hotel, Refunding & improvement Series 2019, 5.000%, 3/01/49	3/29 at 100.00	BBB	737,468
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B:
1,100	5.250%, 12/15/29	12/22 at 100.00	N/R	715,000
1,750	6.100%, 12/15/34	12/22 at 100.00	N/R	1,137,500
	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,485	4.375%, 12/15/23	12/22 at 100.00	N/R	3,592,800
5,500	5.250%, 12/15/29	12/22 at 100.00	N/R	2,640,000
2,145	6.000%, 12/15/32	12/22 at 100.00	N/R	1,029,600
930	Wyandotte County/Kansas City Unified Government, Kansas, Community Improvement District Sales Tax Revenue Bonds, Legends Apartments Garage & West Lawn Project, Series 2018, 4.500%, 6/01/40	12/26 at 100.00	N/R	867,941
11,060	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	11,280,426
34,860	Total Kansas			26,292,147

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky – 3.1%
	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Series 2016A:
$ 1,000	5.000%, 2/01/29	2/26 at 100.00	BBB-	$1,150,360
705	5.000%, 2/01/30	2/26 at 100.00	BBB-	807,669
1,915	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016, 5.000%, 2/01/26	No Opt. Call	BB+	2,102,862
3,455	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	3,261,313
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
2,000	5.000%, 6/01/31	6/27 at 100.00	BB+	2,284,400
3,500	5.000%, 6/01/32	6/27 at 100.00	BB+	3,977,225
1,330	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.000%, 11/15/25	No Opt. Call	N/R	1,273,980
44,715	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2011B, 1.620%, 2/01/46 (Mandatory Put 5/07/20) (SIFMA reference rate + 1.400% spread) (5)	8/24 at 100.00	BBB+	46,613,152
1,065	Kentucky Economic Development Finance Authority, Revenue Bonds, Masonic Home Independent Living II, Inc, TEMPS 85 Series 2016B-1, 3.250%, 5/15/22	4/20 at 100.00	N/R	1,025,648
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
585	5.000%, 7/01/22	No Opt. Call	Baa2	604,773
1,500	5.000%, 7/01/25	No Opt. Call	Baa2	1,595,685
3,450	5.000%, 7/01/26	7/25 at 100.00	Baa2	3,655,723
3,560	5.000%, 7/01/27	7/25 at 100.00	Baa2	3,757,260
3,335	5.000%, 7/01/28	7/25 at 100.00	Baa2	3,505,418
2,080	5.000%, 7/01/30	7/25 at 100.00	Baa2	2,167,610
6,450	5.000%, 7/01/32	7/25 at 100.00	Baa2	6,666,591
8,345	5.000%, 7/01/33	7/25 at 100.00	Baa2	8,591,762
40,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-2, 1.548%, 12/01/49 (Mandatory Put 6/01/20) (1-Month LIBOR*67% reference rate + 1.300% spread) (5)	3/25 at 100.00	A3	40,276,400
25,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019A-2, 1.368%, 12/01/49 (Mandatory Put 6/01/20) (1-Month LIBOR*67% reference rate + 1.120% spread) (5)	3/25 at 100.00	A3	24,958,750
153,990	Total Kentucky			158,276,581
	Louisiana – 1.5%
2,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	5/20 at 100.00	B1	2,132,032
	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A:
2,000	4.800%, 6/15/29, 144A	6/28 at 100.00	N/R	2,022,160
500	5.500%, 6/15/38, 144A	6/28 at 100.00	N/R	501,265

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
$ 2,540	6.250%, 7/01/31	7/21 at 100.00	Caa1	$2,600,757
12,310	6.375%, 7/01/41	7/21 at 100.00	Caa1	12,591,037
	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2019:
1,540	3.750%, 6/01/30, 144A	No Opt. Call	N/R	1,401,770
390	4.125%, 6/01/39, 144A	6/30 at 100.00	N/R	335,244
470	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish GOMESA Project, Series 2018, 5.375%, 11/01/38, 144A	11/28 at 100.00	N/R	463,194
325	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Cove at Nola Apartments, Series 2017A, 4.000%, 12/01/27	12/22 at 105.00	BB+	273,562
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	BBB-	966,030
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 5.750%, 2/01/32, 144A	2/27 at 100.00	N/R	948,120
7,945	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	8,278,054
	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017:
500	5.000%, 7/01/27	No Opt. Call	Baa1	568,190
1,745	5.000%, 7/01/28	7/27 at 100.00	Baa1	1,975,846
1,680	5.000%, 7/01/29	7/27 at 100.00	Baa1	1,895,914
1,695	5.000%, 7/01/30	7/27 at 100.00	Baa1	1,907,960
1,000	5.000%, 7/01/32	7/27 at 100.00	Baa1	1,119,530
750	5.000%, 7/01/33	7/27 at 100.00	Baa1	836,857
1,500	5.000%, 7/01/37	7/27 at 100.00	Baa1	1,650,645
410	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (6)	433,846
725	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles College Prep Project, Series 2019A, 5.000%, 6/01/29, 144A	6/27 at 100.00	N/R	731,032
5,575	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	BBB	5,714,654
5,185	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017, 0.000%, 10/01/30 (9)	No Opt. Call	BBB	4,986,311
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/32	5/27 at 100.00	A3	1,816,230

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
$ 430	5.000%, 5/15/25	No Opt. Call	A3	$502,640
400	5.000%, 5/15/26	5/25 at 100.00	A3	467,264
475	5.000%, 5/15/27	5/25 at 100.00	A3	554,715
	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
1,030	6.625%, 12/15/23	No Opt. Call	N/R	1,048,664
770	8.375%, 12/15/43	12/23 at 100.00	N/R	785,338
735	Louisiana Public Facilities Authority, Revenue Bonds, Young Audiences Charter School, Series 2019A, 5.000%, 4/01/30, 144A	4/27 at 100.00	N/R	732,714
4,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24, 144A (AMT) (7)	No Opt. Call	N/R	40
980	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017B, 5.000%, 1/01/27 (AMT)	No Opt. Call	A	1,151,745
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
500	5.000%, 6/01/24	No Opt. Call	BBB+	568,645
500	5.000%, 6/01/25	6/24 at 100.00	BBB+	571,125
835	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/26	12/24 at 100.00	BBB+	965,410
9,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB-	7,259,940
1,250	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.000%, 11/15/24	No Opt. Call	N/R	1,275,250
1,905	Tangipahoa Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, North Oaks Medical Center Project, Refunding Series 2003A, 5.000%, 2/01/30	5/20 at 100.00	BB+	1,907,000
77,345	Total Louisiana			73,940,730
	Maine – 1.0%
2,465	Maine Educational Loan Authority, Student Loan Revenue Bonds, Supplemental Education Loan Program, Class A Series 2012A-1, 5.050%, 12/01/27 (AMT)	12/22 at 100.00	A2	2,640,138
6,800	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc Project, Series 2015, 5.125%, 8/01/35 (Mandatory Put 8/01/25), 144A (AMT)	No Opt. Call	B	7,230,712
13,130	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017, 5.375%, 12/15/33, 144A (AMT)	12/26 at 100.00	N/R	11,179,932
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
1,000	5.000%, 7/01/26	7/23 at 100.00	Ba1	1,087,810
500	5.000%, 7/01/27	7/23 at 100.00	Ba1	543,310
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
100	5.250%, 7/01/21	No Opt. Call	Ba3	103,556
10,500	7.500%, 7/01/32	7/21 at 100.00	Ba3	11,238,255
4,725	6.750%, 7/01/41	7/21 at 100.00	Ba3	4,986,387
2,235	6.950%, 7/01/41	7/21 at 100.00	Ba3	2,366,105

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maine (continued)
$ 9,050	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (AMT)	5/20 at 100.00	B1	$ 8,570,803
50,505	Total Maine			49,947,008
	Maryland – 1.3%
625	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24	No Opt. Call	N/R	604,644
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,705	5.000%, 9/01/30	9/27 at 100.00	BB+	1,733,269
810	5.000%, 9/01/31	9/27 at 100.00	BB+	819,777
1,500	5.000%, 9/01/33	9/27 at 100.00	BB+	1,507,950
3,750	5.000%, 9/01/39	9/27 at 100.00	BB+	3,649,575
3,330	5.000%, 9/01/42	9/27 at 100.00	BB+	3,202,594
6,105	5.000%, 9/01/46	9/27 at 100.00	BB+	5,760,556
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
375	5.000%, 6/15/23	No Opt. Call	BBB+	414,720
260	5.000%, 6/15/24	No Opt. Call	BBB+	295,667
275	5.000%, 6/15/25	6/24 at 100.00	BBB+	311,451
385	5.000%, 6/15/26	6/24 at 100.00	BBB+	432,790
345	5.000%, 6/15/27	6/24 at 100.00	BBB+	385,510
550	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 4.000%, 9/01/27	No Opt. Call	N/R	544,764
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
2,120	4.250%, 6/01/26	No Opt. Call	N/R	2,088,264
2,100	4.750%, 6/01/31	6/26 at 100.00	N/R	2,058,882
600	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.000%, 2/15/28, 144A	2/26 at 100.00	N/R	595,344
2,500	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/27	7/25 at 100.00	N/R	2,507,675
15,795	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB-	15,923,255
	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
3,360	5.000%, 12/01/20 (7)	No Opt. Call	N/R	2,335,200
6,000	5.000%, 12/01/31 (7)	5/20 at 100.00	N/R	4,170,000
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (7)	5/20 at 100.00	N/R	695,000

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017:
$ 270	5.000%, 7/01/27	No Opt. Call	BBB	$310,438
190	5.000%, 7/01/29	7/27 at 100.00	BBB	215,743
325	5.000%, 7/01/30	7/27 at 100.00	BBB	367,185
375	5.000%, 7/01/31	7/27 at 100.00	BBB	421,477
530	5.000%, 7/01/37	7/21 at 100.00	BBB	543,822
3,740	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 3.750%, 7/01/27	1/27 at 100.00	N/R	3,597,095
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
750	5.000%, 7/01/23	No Opt. Call	BBB	828,487
1,000	5.000%, 7/01/27	7/25 at 100.00	BBB	1,157,920
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/31	7/27 at 100.00	Baa3	4,072,005
400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A, 5.000%, 7/01/27, 144A	No Opt. Call	N/R	404,820
1,600	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 4.375%, 7/01/30, 144A	1/26 at 100.00	N/R	1,562,768
600	Prince George's County, Maryland, Special Obligation Bonds, Westphalia Town Center Project, Series 2018, 5.000%, 7/01/30, 144A	7/28 at 100.00	N/R	622,428
66,770	Total Maryland			64,141,075
	Massachusetts – 0.5%
	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019:
320	4.000%, 6/15/24	No Opt. Call	N/R	312,720
490	5.000%, 6/15/29	6/26 at 100.00	N/R	492,558
530	5.000%, 6/15/39	6/26 at 100.00	N/R	509,219
2,000	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2017, 5.000%, 7/01/47	7/27 at 100.00	BB	2,003,060
860	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/25	No Opt. Call	A+	954,591
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
300	5.000%, 7/15/21	No Opt. Call	Ba2	304,275
335	5.000%, 7/15/22	No Opt. Call	Ba2	342,728
325	5.000%, 7/15/23	No Opt. Call	Ba2	335,452
315	5.000%, 7/15/24	7/23 at 100.00	Ba2	325,546
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2013:
1,505	4.375%, 7/01/23 (AMT)	7/22 at 100.00	AA	1,569,459
2,805	5.000%, 7/01/25 (AMT)	7/22 at 100.00	AA	2,968,055
3,330	5.250%, 7/01/29 (AMT)	7/22 at 100.00	AA	3,534,629

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 4,500	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017B, 4.250%, 7/01/46 (AMT)	7/26 at 100.00	A	$4,825,755
125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	4/20 at 100.00	A	125,144
4,600	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/26 (AMT)	1/25 at 100.00	A	5,240,826
470	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2007A, 1.751%, 5/01/37 – NPFG Insured (3-Month LIBOR*67% reference rate + 0.570% spread) (5)	5/20 at 100.00	AA	453,611
22,810	Total Massachusetts			24,297,628
	Michigan – 0.7%
	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding Series 2019:
340	3.500%, 11/01/24	No Opt. Call	BB	325,652
410	3.875%, 11/01/29	11/27 at 102.00	BB	375,064
85	5.000%, 11/01/34	11/27 at 102.00	BB	82,261
455	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.000%, 11/01/26	5/20 at 100.00	B	414,346
	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn Hospital, Refunding Series 2016:
1,915	5.000%, 2/15/30	2/27 at 100.00	Ba1	2,182,104
2,010	5.000%, 2/15/31	2/27 at 100.00	Ba1	2,278,657
1,500	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured	7/24 at 100.00	AA	1,651,335
750	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Senior Lien Series 1997C, 6.850%, 5/01/21	4/20 at 100.00	B-	751,860
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
30	5.500%, 5/01/21 – ACA Insured	3/20 at 100.00	B-	30,055
50	5.500%, 5/01/21	5/20 at 100.00	B-	49,020
19,440	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Senior Lien Floating Libor Notes Series 2006D, 1.879%, 7/01/32 – AGM Insured (3-Month LIBOR*67% reference rate + 0.600% spread) (5)	7/20 at 100.00	A1	18,797,702
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – NPFG Insured	5/20 at 100.00	A2	5,014
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
1,200	5.000%, 7/01/23 – NPFG Insured	No Opt. Call	A2	1,329,204
2,895	5.000%, 7/01/24 – NPFG Insured	No Opt. Call	A2	3,297,318
705	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Cesar Chavez Academy Project, Refunding Series 2019, 4.000%, 2/01/29	2/27 at 102.00	BB+	676,525
85	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB-	84,731

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,360	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	$1,019,633
240	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	B	232,231
820	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2018, 7.000%, 12/01/30, 144A (AMT)	12/23 at 100.00	N/R	869,708
500	Oakland County Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Archdiocese of Detroit, Refunding Series 2011, 6.500%, 12/01/20	No Opt. Call	N/R	500,970
750	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	757,268
35,545	Total Michigan			35,710,658
	Minnesota – 1.3%
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
320	3.500%, 8/01/26	No Opt. Call	BB+	307,648
400	3.500%, 8/01/27	8/26 at 100.00	BB+	380,044
270	4.000%, 8/01/28	8/26 at 100.00	BB+	263,075
415	4.000%, 8/01/29	8/26 at 100.00	BB+	400,230
260	4.000%, 8/01/30	8/26 at 100.00	BB+	248,305
300	4.000%, 8/01/31	8/26 at 100.00	BB+	284,229
800	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	820,136
	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
85	4.000%, 7/01/20	No Opt. Call	N/R	84,880
770	4.750%, 7/01/25	No Opt. Call	N/R	767,120
630	5.250%, 7/01/30	7/25 at 100.00	N/R	636,848
1,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 4.000%, 3/01/22	No Opt. Call	BB-	978,370
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A:
375	4.000%, 7/01/28	7/24 at 102.00	N/R	358,440
540	5.000%, 7/01/31	7/24 at 102.00	N/R	541,971
	Columbia Heights, Minnesota, Charter School Lease Revenue Bonds, Prodeo Academy Project, Series 2019A:
1,415	3.875%, 7/01/29	7/27 at 102.00	N/R	1,282,047
1,680	5.000%, 7/01/34	7/27 at 102.00	N/R	1,595,244
2,135	5.000%, 7/01/39	7/27 at 102.00	N/R	1,937,150
1,675	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	B-	1,537,382
125	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 4.400%, 7/01/25	No Opt. Call	BB+	125,943

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
$ 300	4.000%, 7/01/20	No Opt. Call	BB+	$300,030
500	4.000%, 7/01/23	No Opt. Call	BB+	497,870
420	4.000%, 7/01/24	No Opt. Call	BB+	416,258
500	5.000%, 7/01/29	7/24 at 100.00	BB+	506,830
2,660	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	5/20 at 100.00	N/R	2,542,561
550	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	5/20 at 100.00	B1	523,193
1,880	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	6/20 at 100.00	N/R	1,880,602
	Maple Plain, Minnesota Senior Housing and Healthcare Revenue Bonds, Haven Homes, Inc Project, Series 2019:
500	4.250%, 7/01/39	7/25 at 102.00	N/R	443,745
500	5.000%, 7/01/39	7/25 at 102.00	N/R	498,125
875	Minneapolis & Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Series 1998A, Allina Health System, Tranche I PARS, 0.165%, 8/01/28 – NPFG Insured	4/20 at 100.00	AA-	875,000
585	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Friendship Academy of the Arts Project, Series 2019A, 4.000%, 12/01/31, 144A	12/27 at 100.00	N/R	521,311
1,760	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 4.000%, 7/01/26	7/24 at 102.00	N/R	1,735,994
585	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A, 5.500%, 7/01/27, 144A	No Opt. Call	N/R	562,969
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A:
1,150	3.750%, 12/01/22, 144A	No Opt. Call	N/R	1,124,849
1,840	4.250%, 12/01/27, 144A	No Opt. Call	N/R	1,750,668
460	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB+	466,394
	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St Anthony Falls Project, Refunding Series 2015:
500	4.000%, 3/01/22	No Opt. Call	N/R	500,810
335	4.000%, 3/01/24	3/23 at 100.00	N/R	332,715
325	4.000%, 3/01/27	3/23 at 100.00	N/R	311,135
	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
880	4.150%, 9/01/24	No Opt. Call	BB-	855,756
1,100	5.000%, 9/01/34	9/24 at 100.00	BB-	1,052,018
2,285	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	6/20 at 100.00	N/R	2,285,274

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 1,130	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/23	12/21 at 100.00	BBB-	$1,172,149
7,825	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck, Saint Mary's School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	7,900,433
1,400	Rochester, Minnesota, Charter School Lease Revenue Bonds, Rochester Math & Science Academy Project, Series 2018A, 4.500%, 9/01/26	No Opt. Call	N/R	1,358,952
1,000	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.750%, 4/01/26	No Opt. Call	N/R	680,000
4,580	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.000%, 7/01/28, 144A	7/26 at 100.00	N/R	4,637,387
250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 4.750%, 7/01/29, 144A	7/27 at 100.00	N/R	248,138
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.000%, 9/01/27	9/20 at 101.00	BB+	1,013,380
	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A:
1,190	4.000%, 12/01/24	No Opt. Call	BB	1,184,942
700	4.500%, 12/01/29	12/24 at 100.00	BB	687,057
	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
345	3.625%, 10/01/21	No Opt. Call	N/R	337,800
1,425	4.000%, 10/01/26	No Opt. Call	N/R	1,325,022
1,115	4.750%, 10/01/31	10/26 at 100.00	N/R	1,027,439
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
4,260	5.000%, 11/15/24 (ETM)	No Opt. Call	N/R (6)	4,983,178
4,825	5.000%, 11/15/26 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (6)	4,938,966
200	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 3.750%, 6/01/26	6/24 at 100.00	N/R	185,862
	Woodbury Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Saint Therese of Woodbury, Series 2014:
200	4.000%, 12/01/23	No Opt. Call	N/R	198,846
400	4.000%, 12/01/24	No Opt. Call	N/R	396,124
65,530	Total Minnesota			64,808,844
	Mississippi – 0.3%
1,940	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Series 2019A, 4.000%, 10/15/30, 144A	10/26 at 100.00	N/R	1,721,382
2,700	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Subordinate Series 2019B, 4.000%, 10/15/49 (Mandatory Put 4/15/29), 144A	10/26 at 100.00	N/R	2,387,475
7,310	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	Baa2	7,463,656

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$ 2,000	Mississippi Business Finance Corporation, Solid Waste Disposal Revenue Bonds, Waste Pro USA, Inc Project, Series 2017, 5.000%, 2/01/36 (Mandatory Put 8/01/22), 144A (AMT)	No Opt. Call	N/R	$ 2,006,400
13,950	Total Mississippi			13,578,913
	Missouri – 0.9%
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,515	5.000%, 8/01/24	No Opt. Call	Ba1	1,606,536
1,910	5.000%, 8/01/27	8/26 at 100.00	Ba1	2,062,055
1,000	4.000%, 8/01/38	8/26 at 100.00	Ba1	985,350
	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
650	4.000%, 11/01/26	11/25 at 100.00	N/R	630,923
1,000	4.000%, 11/01/27	11/25 at 100.00	N/R	961,930
1,945	3.900%, 11/01/29	11/25 at 100.00	N/R	1,841,857
690	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	772,448
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
875	5.000%, 3/01/27	No Opt. Call	Ba1	976,728
1,400	5.000%, 3/01/28	3/27 at 100.00	Ba1	1,546,622
700	5.000%, 3/01/30	3/27 at 100.00	Ba1	768,096
200	5.000%, 3/01/31	3/27 at 100.00	Ba1	218,846
3,525	5.000%, 3/01/36	3/27 at 100.00	Ba1	3,811,265
1,000	Kansas City Industrial Development Authority, Missouri, Revenue Bonds, Platte Purchase Project A, Series 2019, 5.000%, 7/01/40, 144A	9/24 at 103.00	N/R	877,210
1,150	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 3.750%, 3/01/21	No Opt. Call	N/R	1,148,022
	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A:
1,000	5.000%, 5/15/25	No Opt. Call	BB	1,040,200
1,075	5.000%, 5/15/26	No Opt. Call	BB	1,123,891
1,080	5.000%, 5/15/27	No Opt. Call	BB	1,129,939
1,150	5.250%, 5/15/28	5/27 at 100.00	BB	1,217,781
2,645	5.250%, 5/15/31	5/27 at 100.00	BB	2,772,780
1,500	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B, 4.375%, 2/01/31, 144A	2/28 at 100.00	N/R	1,492,890
2,000	Lee's Summit, Missouri, Special Obligation Tax Increment and Special District Improvement Bonds, Summit Fair Project, Refunding Series 2017, 4.000%, 11/01/27, 144A	No Opt. Call	N/R	1,871,060
1,555	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A, 5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,492,551

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 985	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Project, Series 2006, 5.000%, 5/01/23	5/20 at 100.00	N/R	$934,834
1,895	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	1,912,870
	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A:
235	4.000%, 5/01/20	No Opt. Call	N/R	234,925
1,135	5.000%, 5/01/24	5/23 at 100.00	N/R	1,127,112
2,555	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A, 5.000%, 8/15/25	No Opt. Call	N/R	2,620,101
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
895	5.000%, 11/15/27	11/25 at 100.00	N/R	933,199
990	5.000%, 11/15/29	11/25 at 100.00	N/R	1,026,719
1,095	5.000%, 11/15/31	11/25 at 100.00	N/R	1,129,547
940	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.000%, 12/01/25	No Opt. Call	N/R	950,199
1,150	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.250%, 6/15/25	5/20 at 100.00	N/R	1,119,329
1,500	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Annual Appropriation Revenue Bonds, Contractual Payments of St Louis City Scottrade Center Project, Series 2018A, 5.000%, 4/01/38	4/27 at 100.00	A	1,788,870
595	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	Ba1	663,003
2,025	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 3.875%, 11/15/29	11/26 at 100.00	N/R	2,028,442
500	The Industrial Development Authority of the County of St Louis, Missouri, Transportation Development Refunding Revenue Bonds, Series 2019B, 4.375%, 3/01/33, 144A	3/27 at 100.00	N/R	479,005
500	Town and Country Crossing Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Refunding Series 2020A, 3.375%, 4/01/37	4/28 at 100.00	N/R	404,460
46,560	Total Missouri			47,701,595
	Montana – 0.0%
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A:
1,000	5.000%, 5/15/27	5/25 at 102.00	N/R	997,580
1,180	5.250%, 5/15/30	5/25 at 102.00	N/R	1,182,702
435	5.250%, 5/15/32	5/25 at 102.00	N/R	433,817
2,615	Total Montana			2,614,099
	Nebraska – 0.1%
815	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	BBB+	850,045

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 2,100	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 4.000%, 5/15/33	5/24 at 100.00	A-	$ 2,253,951
2,915	Total Nebraska			3,103,996
	Nevada – 1.1%
835	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018, 5.000%, 9/01/38	9/28 at 100.00	N/R	796,465
	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain's Edge, Refunding 2012:
620	5.000%, 8/01/21	No Opt. Call	A	645,618
1,195	4.000%, 8/01/22	No Opt. Call	A	1,241,808
1,695	4.000%, 8/01/23	8/22 at 100.00	A	1,759,359
645	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 151 Summerlin-Mesa, Refunding Series 2015, 4.500%, 8/01/24	No Opt. Call	N/R	654,088
1,260	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/28	8/25 at 100.00	N/R	1,294,902
1,170	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2017B, 5.125%, 12/15/37, 144A (AMT)	12/27 at 100.00	N/R	1,109,254
3,030	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, 6.950%, 2/15/38, 144A (AMT)	8/28 at 100.00	N/R	3,124,506
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
13,900	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	14,372,044
2,935	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	3,092,111
1,300	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015, 4.000%, 12/15/25, 144A	No Opt. Call	BB	1,315,665
550	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 4.500%, 12/15/29, 144A	12/25 at 100.00	BB	571,263
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,565	4.000%, 9/01/32	9/26 at 100.00	N/R	1,453,024
675	4.000%, 9/01/35	9/26 at 100.00	N/R	608,938
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
445	4.000%, 6/01/21	No Opt. Call	N/R	447,189
570	5.000%, 6/01/23	No Opt. Call	N/R	589,300
530	5.000%, 6/01/24	No Opt. Call	N/R	550,442
870	5.000%, 6/01/25	6/24 at 100.00	N/R	898,927
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015:
500	5.000%, 12/01/26	12/25 at 100.00	N/R	520,800
1,555	5.000%, 12/01/28	12/25 at 100.00	N/R	1,610,700

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 325	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 814 Summerlin Village 21& 24A, Series 2019, 4.000%, 6/01/39	6/29 at 100.00	N/R	$293,397
335	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/27, 144A	7/25 at 100.00	BB+	346,923
	North Las Vegas, Nevada, General Obligation Bonds, Refunding Series 2011:
500	5.000%, 6/01/33	6/21 at 100.00	BBB-	513,925
500	5.000%, 6/01/36	6/21 at 100.00	BBB-	513,135
	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley Vista, Series 2019:
700	4.250%, 6/01/34	12/28 at 100.00	N/R	662,984
850	4.500%, 6/01/39	12/28 at 100.00	N/R	804,347
	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017:
865	4.000%, 12/01/27, 144A	No Opt. Call	N/R	839,197
860	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	865,882
3,950	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Senior Lien, Refunding Series 2007B, 5.000%, 6/01/27	5/20 at 100.00	BB-	3,574,987
2,010	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	5/20 at 100.00	N/R	1,828,939
400	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/38 – AGM Insured	12/28 at 100.00	A2	486,532
8,927	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Sales Tax Anticipation Series 2019B, 3.500%, 6/15/28	No Opt. Call	N/R	7,962,034
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
440	2.500%, 6/15/24, 144A	No Opt. Call	Ba2	425,775
790	2.750%, 6/15/28, 144A	No Opt. Call	Ba2	737,291
57,297	Total Nevada			56,511,751
	New Hampshire – 0.1%
3,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018A, 4.000%, 11/01/27, 144A (AMT)	7/23 at 100.00	B-	2,923,260
	New Jersey – 4.9%
745	Atlantic County Improvement Authority, New Jersey, County-Guaranteed Revenue Bonds, Stockton University Atlantic City Campus Project, Series 2016B, 5.000%, 9/01/20 – AGM Insured	No Opt. Call	AA	756,987
3,670	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	Ba1	3,809,056
	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A:
445	4.000%, 6/15/30 (Pre-refunded 6/15/26)	6/26 at 100.00	N/R (6)	517,237
1,070	4.000%, 6/15/30	6/26 at 100.00	BBB+	1,093,465
240	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%, 8/01/24, 144A	No Opt. Call	N/R	238,133

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 900	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017, 5.000%, 7/15/32	7/27 at 100.00	BBB-	$970,299
	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
125	3.500%, 9/01/22, 144A	No Opt. Call	BB	123,008
210	4.250%, 9/01/27, 144A	No Opt. Call	BB	209,465
830	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/29	6/22 at 100.00	BBB+	873,982
1,000	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 4.375%, 1/01/24	No Opt. Call	N/R	987,880
860	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Refunding Series 2015A, 4.125%, 6/15/26	6/25 at 100.00	BBB+	889,816
	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project, Series 2017B:
6,680	4.000%, 6/15/29	12/28 at 100.00	BBB+	6,897,835
8,780	5.000%, 6/15/35	12/28 at 100.00	BBB+	9,382,220
1,120	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/23 (AMT)	No Opt. Call	BBB	1,177,086
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A:
10,500	4.000%, 7/01/32	7/27 at 100.00	Baa2	10,656,660
7,775	5.000%, 7/01/33	7/27 at 100.00	Baa2	8,276,410
650	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Rowan Properties LLC - Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/25	No Opt. Call	BBB-	691,574
215	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	216,249
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX:
5,000	5.000%, 6/15/21	No Opt. Call	BBB+	5,138,600
5,000	5.000%, 6/15/22	No Opt. Call	BBB+	5,202,850
6,900	5.000%, 6/15/25	No Opt. Call	BBB+	7,436,751
10,000	5.000%, 6/15/26	6/25 at 100.00	BBB+	10,760,800
1,530	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 4.750%, 6/15/31	12/26 at 100.00	BBB+	1,626,696
5,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/29	6/25 at 100.00	BBB+	5,385,400
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013-I:
19,735	1.770%, 9/01/27 (UB) (4)	3/23 at 100.00	BBB+	19,894,854
2,200	1.820%, 3/01/28 (UB) (4)	3/23 at 100.00	BBB+	2,220,504
3,000	6.310%, 3/01/28 (SIFMA reference rate + 1.600% spread) (5)	3/23 at 100.00	A-	3,027,960
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25	3/23 at 100.00	BBB+	5,227,400

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 8,385	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 4.000%, 6/15/28	6/24 at 100.00	BBB+	$8,541,967
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340:
250	0.000%, 9/01/25, 144A (IF) (4)	3/25 at 100.00	BBB+	250,095
1,000	0.000%, 9/01/27, 144A (IF) (4)	3/23 at 100.00	BBB+	1,032,420
100	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc Project; Series 2014A, 5.125%, 10/01/24, 144A	No Opt. Call	BB-	99,505
4,740	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Refunding Series 2012, 5.750%, 9/15/27 (AMT)	9/22 at 100.00	BB-	4,723,742
530	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1998, 5.500%, 4/01/28 (AMT)	5/20 at 100.00	BB-	528,182
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B:
450	5.625%, 11/15/30 (AMT)	3/24 at 101.00	BB-	447,755
3,315	5.625%, 11/15/30 (AMT)	3/24 at 101.00	BB-	3,298,458
1,680	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/27 (AMT)	No Opt. Call	Ba1	1,868,328
5,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	BBB+	5,411,400
	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund Issue, Series 2014A:
10,885	4.000%, 9/01/30	9/24 at 100.00	BBB+	11,055,786
11,330	4.000%, 9/01/31	9/24 at 100.00	BBB+	11,474,344
525	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 5.000%, 7/01/21	No Opt. Call	BB+	532,586
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016:
1,050	5.000%, 7/01/26	No Opt. Call	BBB-	1,233,214
1,075	4.000%, 7/01/34	7/26 at 100.00	BBB-	1,160,635
2,800	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018A, 4.000%, 12/01/33 (AMT)	6/28 at 100.00	AA	3,090,192
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
2,515	5.000%, 6/15/27	6/26 at 100.00	Baa1	2,811,569
9,410	5.000%, 6/15/28	6/26 at 100.00	Baa1	10,475,494
5,525	5.000%, 6/15/29	6/26 at 100.00	Baa1	6,122,694
1,000	5.000%, 6/15/30	6/26 at 100.00	Baa1	1,105,730
8,375	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	BBB+	5,847,090
4,035	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	BBB+	4,270,160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,410	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	6/22 at 100.00	BBB+	$1,433,702
5,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/33	12/28 at 100.00	BBB+	5,477,247
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA:
5,000	4.000%, 6/15/36	12/28 at 100.00	BBB+	4,999,300
5,000	5.000%, 6/15/37	12/28 at 100.00	BBB+	5,311,050
5,000	5.000%, 6/15/38	12/28 at 100.00	BBB+	5,292,450
1,500	4.125%, 6/15/39	12/28 at 100.00	BBB+	1,500,645
11,855	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Libor Index Series 2017D-1, 0.960%, 1/01/24 (UB) (4)	No Opt. Call	A2	11,573,325
1,000	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2016S, 5.000%, 1/01/34	1/26 at 100.00	BBB-	1,051,530
	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series 2017B:
1,000	5.000%, 1/01/29 (AMT)	1/28 at 100.00	Baa1	1,090,980
1,300	5.000%, 1/01/30 (AMT)	1/28 at 100.00	Baa1	1,405,430
850	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa1	913,393
1,220	5.000%, 1/01/33 (AMT)	1/28 at 100.00	Baa1	1,308,230
1,250	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa1	1,337,075
1,000	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa1	1,062,470
1,705	5.000%, 1/01/42 (AMT)	1/28 at 100.00	Baa1	1,781,810
1,850	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A, 5.000%, 6/01/37	6/28 at 100.00	A-	1,992,302
239,195	Total New Jersey			246,601,462
	New Mexico – 0.2%
1,595	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (AMT)	5/20 at 100.00	N/R	1,579,768
	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015:
40	4.000%, 10/01/20	No Opt. Call	N/R	39,863
240	4.875%, 10/01/25	No Opt. Call	N/R	231,754
1,355	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010A, 5.200%, 6/01/40 (Mandatory Put 6/01/20)	No Opt. Call	BBB	1,361,829
2,740	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	2,581,217
360	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	365,825
665	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	658,383

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$ 1,785	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.250%, 5/01/25, 144A	5/20 at 103.00	N/R	$ 1,729,290
8,780	Total New Mexico			8,547,929
	New York – 2.9%
180	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc Project, Series 2015, 5.000%, 7/01/28	7/25 at 100.00	Baa2	210,404
1,000	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A, 4.500%, 6/01/27	6/24 at 103.00	BBB	1,058,570
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
805	5.000%, 11/01/21	No Opt. Call	BB	808,848
845	5.000%, 11/01/22	No Opt. Call	BB	849,833
700	5.250%, 11/01/34	11/24 at 100.00	BB	692,944
3,000	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc Project, Series 2014, 4.500%, 1/01/25, 144A (AMT)	No Opt. Call	N/R	3,111,750
3,000	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	3,221,520
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
5	4.000%, 5/01/22 (ETM)	No Opt. Call	N/R (6)	5,310
15	5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (6)	16,791
715	5.000%, 5/01/23	No Opt. Call	BBB-	744,937
85	5.000%, 5/01/24 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	94,876
65	5.000%, 5/01/26 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	72,552
20	5.000%, 5/01/27 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	22,324
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
300	5.000%, 12/01/26, 144A	6/25 at 100.00	BBB-	344,604
1,200	5.000%, 12/01/28, 144A	6/25 at 100.00	BBB-	1,367,100
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
2,000	5.000%, 12/01/26, 144A	No Opt. Call	BBB-	2,371,420
1,800	5.000%, 12/01/28, 144A	6/27 at 100.00	BBB-	2,127,474
2,500	5.000%, 12/01/31, 144A	6/27 at 100.00	BBB-	2,905,300
2,600	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	2,600,260
	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
2,290	5.000%, 12/01/21, 144A	No Opt. Call	BB-	2,297,626
6,470	5.000%, 12/01/26, 144A	No Opt. Call	BB-	6,537,870
1,000	Genesee County Industrial Development Agency, New York, Civic Facility Revenue Bonds, United Memorial Medical Center Project, Series 2007, 5.000%, 12/01/32	5/20 at 100.00	N/R	1,001,820

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,695	Green Island Power Authority, New York, Power System Revenue Bonds, Subordinate Series 2000, 6.000%, 12/15/25 (AMT)	6/20 at 100.00	Ba1	$1,705,119
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 5.890%, 2/01/32	2/27 at 100.00	N/R	1,018,210
1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A, 6.470%, 2/01/33	2/28 at 100.00	N/R	1,069,400
1,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Cazenovia College Project, Series 2019A, 5.500%, 9/01/22	6/22 at 100.00	N/R	974,890
400	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B, 5.000%, 7/01/29	7/24 at 100.00	Baa1	454,876
5,520	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	4/20 at 100.00	B-	5,209,666
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
210	5.000%, 7/01/27	7/25 at 100.00	BBB	240,671
375	5.000%, 7/01/28	7/25 at 100.00	BBB	429,600
825	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 3.163%, 10/01/27 (7)	5/20 at 100.00	N/R	635,250
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
7,000	3.367%, 3/01/26 – FGIC Insured	No Opt. Call	BBB	7,087,360
3,635	5.000%, 3/01/46 – FGIC Insured	5/20 at 100.00	BBB	3,569,934
10,820	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	11,210,494
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
18,715	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	19,216,375
10,750	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	11,128,722
8,535	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (AMT)	8/21 at 100.00	B	8,512,468
5,530	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	5,411,658
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,500	4.000%, 7/01/31 (AMT)	7/24 at 100.00	Baa3	4,432,365
3,500	5.250%, 1/01/50 (AMT)	7/24 at 100.00	Baa3	3,601,920
45	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (AMT)	5/20 at 100.00	BBB+	45,023

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
$ 2,470	5.000%, 1/01/31 (AMT)	1/26 at 100.00	Ba2	$2,478,373
4,180	5.000%, 1/01/32 (AMT)	1/26 at 100.00	Ba2	4,185,894
9,710	5.000%, 1/01/34 (AMT)	1/26 at 100.00	Ba2	9,652,031
2,100	5.000%, 1/01/36 (AMT)	1/26 at 100.00	Ba2	2,068,353
	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B:
2,850	5.000%, 6/01/24	No Opt. Call	B-	3,015,300
3,850	5.000%, 6/01/25	No Opt. Call	B-	4,115,457
2,650	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc Project, BAN Series 2018, 0.000%, 10/01/23	No Opt. Call	N/R	2,889,878
	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016:
685	5.000%, 11/01/27	11/25 at 100.00	BBB-	798,847
830	5.000%, 11/01/28	11/25 at 100.00	BBB-	964,991
144,975	Total New York			148,587,258
	North Carolina – 0.1%
565	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 4.375%, 3/01/25, 144A	No Opt. Call	N/R	540,389
3,100	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB-	3,287,891
3,665	Total North Carolina			3,828,280
	North Dakota – 0.1%
490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22 (ETM)	No Opt. Call	N/R (6)	530,812
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
165	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	172,315
1,200	5.000%, 7/01/24 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,253,196
1,070	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,117,433
1,460	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,524,722
2,005	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C, 5.000%, 6/01/31	6/28 at 100.00	BBB-	2,357,599
6,390	Total North Dakota			6,956,077
	Ohio – 2.0%
250	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010B, 5.000%, 9/01/21 (Pre-refunded 9/01/20)	9/20 at 100.00	A2 (6)	254,055
1,095	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	121,687
8,750	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	7,776,562

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
$ 1,505	5.000%, 12/01/24	12/22 at 100.00	N/R	$1,478,903
2,170	5.750%, 12/01/34	12/22 at 100.00	N/R	2,050,672
400	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1, 6.250%, 1/15/34, 144A	1/24 at 104.00	N/R	395,232
5,000	Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc Project, Series 1998, 5.375%, 9/15/27 (AMT)	4/20 at 100.00	BB-	4,982,850
450	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	5/20 at 100.00	N/R	451,026
1,000	Evans Farm New Community Authority, Ohio, Community Development Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020, 3.375%, 12/01/29	6/29 at 100.00	N/R	868,580
4,295	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Ba2	4,455,246
2,000	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds, Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51	12/29 at 100.00	BBB-	1,603,940
	Franklin County, Ohio, Health Care Facilities Revenue Bonds, Friendship Village of Dublin, Ohio, Inc, Refunding &Improvement Series 2014:
150	5.000%, 11/15/23	No Opt. Call	BBB+	158,663
205	5.000%, 11/15/24	No Opt. Call	BBB+	219,586
200	5.000%, 11/15/25	11/24 at 100.00	BBB+	214,352
500	5.000%, 11/15/26	11/24 at 100.00	BBB+	531,970
5,000	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.250%, 6/01/26	6/22 at 100.00	A-	5,379,850
	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
185	5.000%, 12/01/22	5/20 at 100.00	N/R	185,031
525	5.000%, 12/01/32	5/20 at 100.00	N/R	490,933
1,450	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	6/23 at 100.00	N/R	1,443,939
1,315	Licking County, Ohio, Health Care Facilities Revenue Bonds, Kendal at Granville Obligated Group, Refunding Series 2015A, 5.100%, 7/01/25	No Opt. Call	N/R	1,227,460
60	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	BBB	60,000
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B:
905	5.250%, 5/01/29 (Pre-refunded 11/12/23)	11/23 at 100.00	N/R (6)	1,013,763
1,685	5.250%, 5/01/29 (Pre-refunded 11/13/23)	11/23 at 100.00	BBB+ (6)	1,888,093
	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,000	5.000%, 2/15/21	No Opt. Call	Ba2	1,025,440
2,250	5.000%, 2/15/27	2/23 at 100.00	Ba2	2,427,075
7,515	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	28,181

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 365	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (7)	No Opt. Call	N/R	$1,369
20,775	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory Put 9/15/21) (7)	No Opt. Call	N/R	20,927,904
25,640	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	96,150
2,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (7)	No Opt. Call	N/R	7,744
3,105	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (7)	No Opt. Call	N/R	11,644
215	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (7)	No Opt. Call	N/R	806
1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (7)	No Opt. Call	N/R	5,625
1,730	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	6,488
3,900	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (7)	No Opt. Call	N/R	14,625
1,115	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (7)	No Opt. Call	N/R	1,129,796
11,485	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	B-	10,430,677
8,230	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	8,125,644
720	Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Sanctuary at Springboro Project, Series 20017, 5.125%, 1/01/32, 144A	10/25 at 101.00	N/R	637,834
1,775	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	Caa2	1,604,724
12,190	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (7)	No Opt. Call	N/R	45,713
8,610	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (7)	No Opt. Call	N/R	32,288
2,905	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	10,894
5,075	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (7)	No Opt. Call	N/R	19,031
3,580	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (7)	No Opt. Call	N/R	13,425
5,230	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (7)	No Opt. Call	N/R	19,613

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 14,995	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (7)	No Opt. Call	N/R	$56,231
250	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc, Series 2014A, 5.625%, 7/01/25	7/24 at 100.00	N/R	242,747
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015:
430	5.000%, 12/01/23	No Opt. Call	BB-	469,440
595	5.000%, 12/01/24	No Opt. Call	BB-	662,253
415	5.000%, 12/01/25	12/24 at 100.00	BB-	460,924
2,670	5.500%, 12/01/29	12/24 at 100.00	BB-	3,033,253
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB-	2,427,891
1,920	6.000%, 12/01/42	12/22 at 100.00	BB-	2,061,350
	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, LLC - The University of Toledo Project, Series 2014A:
1,485	5.000%, 7/01/24	No Opt. Call	BBB-	1,577,768
2,250	5.000%, 7/01/29	7/24 at 100.00	BBB-	2,391,862
6,800	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	6,944,296
204,120	Total Ohio			104,203,098
	Oklahoma – 1.0%
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
6,030	5.000%, 8/15/33	8/28 at 100.00	BB+	7,151,218
6,585	5.000%, 8/15/38	8/28 at 100.00	BB+	7,608,177
4,890	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	4,730,586
	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Refunding Series 2017:
500	5.000%, 11/15/26	11/25 at 102.00	BBB-	531,795
600	5.000%, 11/15/28	11/25 at 102.00	BBB-	635,814
400	5.000%, 11/15/29	11/25 at 102.00	BBB-	421,996
1,780	5.000%, 11/15/30	11/25 at 102.00	BBB-	1,868,395
730	5.000%, 11/15/32	11/25 at 102.00	BBB-	759,981
9,875	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2000B, 5.500%, 6/01/35 (AMT)	6/23 at 100.00	N/R	9,724,604
19,375	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	B	19,292,463
50,765	Total Oklahoma			52,725,029

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon – 0.1%
$ 750	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A, 5.000%, 11/15/32	11/25 at 102.00	N/R	$801,345
840	Oregon Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 4.000%, 10/01/21	No Opt. Call	BBB-	865,410
740	Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy Project, Series 2019A, 3.750%, 6/15/29, 144A	6/27 at 102.00	N/R	674,443
430	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 4.500%, 6/15/28	6/25 at 100.00	N/R	409,248
75	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Series 2012B, 3.700%, 7/01/32 (AMT)	7/22 at 100.00	Aaa	75,377
550	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	N/R	541,739
405	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	5/20 at 100.00	N/R	384,491
3,790	Total Oregon			3,752,053
	Pennsylvania – 7.1%
5,045	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.750%, 12/01/27	12/21 at 100.00	Caa2	4,564,766
5,955	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2007A-1, 2.001%, 2/01/37 (3-Month LIBOR*67% reference rate + 0.820% spread) (5)	5/20 at 100.00	A	5,770,693
475	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	482,396
3,770	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019, 4.875%, 11/01/24	No Opt. Call	B-	3,414,828
7,200	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	5/20 at 100.00	N/R	6,884,712
2,000	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017, 5.875%, 7/01/32, 144A	7/24 at 100.00	N/R	1,983,440
2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/32	5/22 at 100.00	Baa3	2,106,680
1,625	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Ba3	1,703,260
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
16,240	5.000%, 5/01/28, 144A	No Opt. Call	N/R	16,574,706
1,685	5.125%, 5/01/32, 144A	5/28 at 100.00	N/R	1,716,948
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017:
2,750	5.000%, 5/01/27, 144A	No Opt. Call	Ba3	2,890,772
12,075	5.000%, 5/01/32, 144A	5/27 at 100.00	Ba3	12,400,180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 8,195	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (7)	No Opt. Call	N/R	$30,731
6,755	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (7)	No Opt. Call	N/R	25,331
18,995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (7)	No Opt. Call	N/R	71,231
6,725	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21) (7)	No Opt. Call	N/R	6,759,970
20,000	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50	11/27 at 100.00	Baa2	22,871,600
	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020A:
750	5.000%, 2/01/29	No Opt. Call	BBB	937,852
800	5.000%, 2/01/30	No Opt. Call	BBB	1,018,528
700	5.000%, 2/01/31	No Opt. Call	BBB	897,155
800	5.000%, 2/01/32	No Opt. Call	BBB	1,034,280
3,210	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, US Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	Caa2	2,907,104
3,130	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.000%, 3/15/26	No Opt. Call	BBB-	3,332,261
4,990	Butler County General Authority, Pennsylvania, School Revenue Bonds, Butler Area School District Project, Series 2007, 1.979%, 10/01/34 (3-Month LIBOR*67% reference rate + 0.700% spread) (5)	5/20 at 100.00	A2	4,718,694
2,890	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (AMT)	No Opt. Call	B-	2,896,387
	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
905	5.000%, 12/01/21	No Opt. Call	N/R	917,634
295	5.000%, 12/01/30	12/25 at 100.00	N/R	302,136
1,490	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 4.000%, 12/15/27	No Opt. Call	BBB-	1,517,937
1,245	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2012A, 5.000%, 10/15/22	No Opt. Call	BB	1,253,553
2,790	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Chater School Project, Series 2017A, 5.000%, 10/15/27	4/27 at 100.00	BB	2,833,636
595	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 3.750%, 10/01/24	No Opt. Call	BBB-	600,117
275	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018, 4.375%, 3/01/28, 144A	No Opt. Call	N/R	258,888
900	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2020, 4.125%, 11/30/20, 144A	7/20 at 100.00	N/R	880,143

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,000	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	Baa3	$997,480
	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
655	5.000%, 5/01/23	No Opt. Call	Baa3	688,877
500	5.000%, 5/01/24	No Opt. Call	Baa3	532,435
2,500	5.000%, 5/01/37	5/24 at 100.00	Baa3	2,584,275
550	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc Project, Series 2017, 5.000%, 6/01/27	6/25 at 102.00	BBB-	579,733
	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2007C:
32,620	1.709%, 6/01/27 (3-Month LIBOR*67% reference rate + 0.650% spread) (5)	5/20 at 100.00	A+	31,676,303
8,000	1.809%, 6/01/37 (3-Month LIBOR*67% reference rate + 0.750% spread) (5)	5/20 at 100.00	A+	7,264,240
60,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2018E, 1.128%, 9/01/48 (Mandatory Put 6/01/20) (UB) (4)	9/24 at 100.00	A+	58,967,400
515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	Ba1	550,288
870	East Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2018A, 4.125%, 10/01/39 – BAM Insured	10/22 at 100.00	A2	893,551
	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc - Student Housing Project at Millersville University, Series 2014:
870	5.000%, 7/01/22	No Opt. Call	BBB-	907,488
405	5.000%, 7/01/24	No Opt. Call	BBB-	433,856
1,000	5.000%, 7/01/29	7/24 at 100.00	BBB-	1,066,320
1,625	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba2	1,762,426
2,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	2,219,620
1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne's Retirement Community, Inc, Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	1,016,900
	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement Community, Series 2017A:
2,190	4.500%, 12/01/29	6/27 at 100.00	N/R	2,215,404
500	5.000%, 12/01/32	6/27 at 100.00	N/R	519,790
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.000%, 5/01/20 (ETM)	No Opt. Call	N/R (6)	1,002,620
1,000	5.000%, 5/01/22 (ETM)	No Opt. Call	N/R (6)	1,066,530
3,148	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	3,113,907

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Holy Redeemer Health System Inc, Refunding Series 2014A:
$ 1,165	5.000%, 10/01/24	No Opt. Call	Ba1	$1,311,522
1,200	5.000%, 10/01/25	10/24 at 100.00	Ba1	1,347,672
2,030	5.000%, 10/01/26	10/24 at 100.00	Ba1	2,275,610
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	999,920
1,755	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	1,879,991
635	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/27	3/26 at 100.00	BBB	695,865
8,585	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (7)	No Opt. Call	N/R	32,194
140	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (7)	No Opt. Call	N/R	525
900	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	CCC+	987,867
11,900	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009B, 5.000%, 12/01/38 (Mandatory Put 9/01/20)	No Opt. Call	CCC+	11,991,273
44,695	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory Put 9/01/20)	No Opt. Call	CCC+	45,037,811
	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
350	5.000%, 6/30/24 (AMT)	No Opt. Call	BBB	378,994
750	5.000%, 12/31/26 (AMT)	6/26 at 100.00	BBB	832,785
745	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, CarbonLITE P, LLC Project, Series 2019, 5.250%, 6/01/26, 144A (AMT)	No Opt. Call	N/R	709,285
120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	121,398
	Philadelphia Authority for Industrial Development Senior Living Facilities, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
200	5.000%, 7/01/31	7/27 at 100.00	BB	203,020
500	5.000%, 7/01/32	7/27 at 100.00	BB	502,980
7,000	Philadelphia Authority for Industrial Development Senior Living Facilities, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Taxable Series 2017B, 6.250%, 7/01/31	No Opt. Call	BB	6,849,430
1,430	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc - Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23	No Opt. Call	N/R	1,463,062

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 875	Quakertown General Authority Health Facilities Revenue, Pennsylvania, USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Series 2017C, 5.300%, 7/01/42	7/22 at 100.00	N/R	$757,829
3,105	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2007F, 1.963%, 11/15/34 (3-Month LIBOR*67% reference rate + 0.830% spread) (5)	5/20 at 100.00	AA-	3,075,596
	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series 2017:
1,745	5.000%, 9/01/24, 144A	No Opt. Call	BB+	1,928,085
405	5.000%, 9/01/25, 144A	No Opt. Call	BB+	454,568
420	5.000%, 9/01/26, 144A	No Opt. Call	BB+	477,086
440	5.000%, 9/01/27, 144A	No Opt. Call	BB+	505,811
1,585	5.000%, 9/01/28, 144A	9/27 at 100.00	BB+	1,832,403
3,650	5.000%, 9/01/29, 144A	9/27 at 100.00	BB+	4,208,267
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
2,100	5.000%, 11/15/26	5/24 at 100.00	BB+	2,307,984
9,265	5.000%, 11/15/32	5/24 at 100.00	BB+	10,069,851
5,000	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/36	6/26 at 100.00	BB+	4,791,000
115	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (6)	115,983
	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
7,370	5.000%, 7/01/33	7/27 at 100.00	Ba1	8,128,226
6,890	5.000%, 7/01/34	7/27 at 100.00	Ba1	7,578,931
700	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018, 4.000%, 7/01/23	No Opt. Call	BB	690,746
397,968	Total Pennsylvania			361,161,562
	Puerto Rico – 4.4%
48,500	Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.010%, 5/15/50	5/20 at 14.79	N/R	6,682,815
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
955	6.125%, 7/01/24	No Opt. Call	CC	995,588
20,840	6.000%, 7/01/38	5/20 at 100.00	CC	21,100,500
13,319	6.000%, 7/01/44	5/20 at 100.00	CC	13,452,190

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 11,920	5.000%, 7/01/21	No Opt. Call	CC	$11,026,000
3,870	5.000%, 7/01/23	5/20 at 100.00	CC	3,570,075
7,875	5.500%, 7/01/28	7/22 at 100.00	CC	7,715,531
4,440	5.000%, 7/01/33	7/22 at 100.00	CC	4,206,900
4,570	5.125%, 7/01/37	7/22 at 100.00	CC	4,341,500
6,000	5.750%, 7/01/37	7/22 at 100.00	CC	5,895,000
3,380	5.250%, 7/01/42	7/22 at 100.00	CC	3,219,450
3,850	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012B, 4.900%, 7/01/20	5/20 at 100.00	CC	3,551,625
7,865	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (7)	7/20 at 100.00	D	5,623,475
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS:
635	3.926%, 7/01/30 (7)	4/20 at 100.00	D	447,675
500	5.000%, 7/01/30 – AGM Insured	5/20 at 100.00	D	500,210
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010DDD:
1,000	3.957%, 7/01/20 (7)	No Opt. Call	D	710,000
1,000	3.957%, 7/01/21 (7)	7/20 at 100.00	D	710,000
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
3,000	3.957%, 7/01/29 (7)	7/22 at 100.00	D	2,130,000
3	3.957%, 7/01/42 (7)	7/22 at 100.00	D	2,044
14,155	3.957%, 7/01/42 (7)	7/22 at 100.00	D	10,050,050
45	3.961%, 7/01/42 (7)	7/22 at 100.00	D	31,950
470	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%, 7/01/20 (7)	No Opt. Call	D	336,050
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
200	3.957%, 7/01/20 (7)	No Opt. Call	N/R	139,250
1,140	3.957%, 7/01/21 (7)	4/20 at 100.00	D	809,400
6,205	5.000%, 7/01/22 (7)	4/20 at 100.00	D	4,405,550
450	3.957%, 7/01/23 (7)	4/20 at 100.00	D	319,500
35	3.957%, 7/01/25 (7)	4/20 at 100.00	D	24,850
115	5.000%, 7/01/27 (7)	4/20 at 100.00	D	81,650
2	3.957%, 7/01/32 (7)	5/20 at 100.00	D	1,363
1,230	5.000%, 7/01/32 (7)	4/20 at 100.00	D	873,300
2,310	3.957%, 7/01/37 (7)	4/20 at 100.00	D	1,640,100
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
1,100	3.999%, 7/01/20 (7)	No Opt. Call	D	786,500
2,115	3.957%, 7/01/24 (7)	4/20 at 100.00	D	1,501,650

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
$ 975	3.978%, 7/01/23 (7)	7/20 at 100.00	D	$694,688
2,000	3.978%, 7/01/24 (7)	7/20 at 100.00	D	1,425,000
2,140	3.978%, 7/01/27 (7)	7/20 at 100.00	D	1,524,750
9,664	3.978%, 7/01/28 (7)	7/20 at 100.00	D	6,885,600
7,020	3.978%, 7/01/29 (7)	7/20 at 100.00	D	5,001,750
5,184	3.978%, 7/01/31 (7)	7/20 at 100.00	D	3,693,600
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
50	3.957%, 7/01/22 (7)	7/20 at 100.00	D	35,500
2,100	3.957%, 7/01/24 (7)	7/20 at 100.00	D	1,491,000
400	3.926%, 7/01/25 (7)	4/20 at 100.00	D	282,000
50	3.957%, 7/01/25 (7)	4/20 at 100.00	D	35,500
1,995	3.978%, 7/01/27 (7)	7/20 at 100.00	D	1,421,437
490	3.957%, 7/01/28 (7)	7/20 at 100.00	D	347,900
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
695	3.926%, 7/01/25 (7)	7/20 at 100.00	D	489,975
7,595	3.978%, 7/01/40 (7)	7/20 at 100.00	D	5,411,437
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ:
1,145	3.978%, 7/01/21 (7)	7/20 at 100.00	D	815,813
7,620	3.978%, 7/01/22 (7)	7/20 at 100.00	D	5,429,250
10,655	3.978%, 7/01/22 (7)	7/20 at 100.00	D	7,285,356
4,320	3.978%, 7/01/23 (7)	7/20 at 100.00	D	3,078,000
1,260	3.978%, 7/01/24 (7)	7/20 at 100.00	D	897,750
350	5.000%, 7/01/24 (7)	7/20 at 100.00	D	248,500
1,000	3.978%, 7/01/25 (7)	7/20 at 100.00	D	712,500
1,090	5.000%, 7/01/28 (7)	4/20 at 100.00	D	773,900
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
730	4.123%, 7/01/33 (7)	7/23 at 100.00	D	532,900
3,415	4.102%, 7/01/36 (7)	7/23 at 100.00	D	2,492,950
745	4.123%, 7/01/43 (7)	7/23 at 100.00	D	543,850
500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2016D-4-RSA-1, 4.164%, 7/01/20 (7)	No Opt. Call	N/R	371,875
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
280	3.999%, 7/01/21 (7)	4/20 at 100.00	D	200,200
2,850	3.988%, 7/01/22 (7)	4/20 at 100.00	D	2,034,187
5,597	3.988%, 7/01/23 (7)	4/20 at 100.00	D	3,994,859
20	5.250%, 7/01/25 (7)	4/20 at 100.00	D	14,250
130	3.957%, 7/01/28 (7)	4/20 at 100.00	D	92,300
1,060	3.978%, 7/01/33 (7)	4/20 at 100.00	D	755,250
3,990	5.500%, 7/01/38 (7)	4/20 at 100.00	D	2,852,850

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 7,530	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 4.044%, 7/01/32 (7)	7/20 at 100.00	D	$5,374,537
4,950	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (7)	4/20 at 100.00	D	3,489,750
785	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	5/20 at 100.00	A2	785,495
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
11,725	0.000%, 7/01/29	7/28 at 98.64	N/R	8,128,356
17,063	0.000%, 7/01/31	7/28 at 91.88	N/R	10,632,467
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
5,000	4.329%, 7/01/40	7/28 at 100.00	N/R	4,605,450
1,380	4.329%, 7/01/40	7/28 at 100.00	N/R	1,271,104
1,650	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2014A, 3.180%, 7/01/35 (7)	7/20 at 100.00	D	994,125
	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
560	5.000%, 6/01/20	5/20 at 100.00	C	560,700
7,800	5.000%, 6/01/21	5/20 at 100.00	C	7,809,750
505	5.000%, 6/01/22	5/20 at 100.00	C	505,000
25	5.000%, 6/01/23	5/20 at 100.00	C	24,969
250	5.000%, 6/01/24	5/20 at 100.00	C	249,375
275	5.000%, 6/01/30	5/20 at 100.00	C	273,281
	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
230	5.000%, 6/01/21	4/20 at 100.00	C	230,288
375	5.000%, 6/01/22	4/20 at 100.00	C	375,000
320,312	Total Puerto Rico			224,058,065
	Rhode Island – 0.0%
1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23 (ETM)	No Opt. Call	N/R (6)	1,248,733
	South Carolina – 0.2%
400	Berkeley County, South Carolina, Special Assessment Revenue Bonds, Nexton Improvement District, Series 2019, 4.000%, 11/01/30	11/29 at 100.00	N/R	362,820
750	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (AMT)	No Opt. Call	BBB	787,357
30	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20 (ETM)	No Opt. Call	N/R (6)	30,000
935	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Hilton Head Christian Academy, Series 2020, 5.000%, 1/01/40, 144A	1/30 at 100.00	N/R	861,060
400	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 4.500%, 8/15/25, 144A	2/25 at 100.00	BB+	403,788
510	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	516,232

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 1,560	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, High Point Academy Project, Series 2018A, 5.000%, 6/15/29, 144A	12/26 at 100.00	Ba1	$1,617,486
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc, Series 2013:
1,870	5.000%, 5/01/21	No Opt. Call	N/R	1,866,036
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,165,612
1,000	5.000%, 5/01/23	No Opt. Call	N/R	993,490
400	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (6)	453,572
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
540	5.000%, 12/01/27	6/26 at 100.00	A-	633,685
125	5.000%, 12/01/28	6/26 at 100.00	A-	146,350
830	5.000%, 12/01/29	6/26 at 100.00	A-	966,975
	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1:
320	3.125%, 12/01/22	No Opt. Call	N/R	313,376
1,310	5.000%, 12/01/26	12/23 at 100.00	N/R	1,329,611
12,150	Total South Carolina			12,447,450
	Tennessee – 1.4%
500	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc, Series 2016A, 5.000%, 1/01/31	1/25 at 102.00	N/R	457,425
	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
1,180	0.000%, 12/01/20, 144A	No Opt. Call	N/R	1,138,617
2,350	0.010%, 12/01/21, 144A	No Opt. Call	N/R	2,145,057
2,535	0.010%, 12/01/22, 144A	No Opt. Call	N/R	2,183,066
3,670	0.000%, 12/01/23, 144A	No Opt. Call	N/R	2,979,563
1,905	0.000%, 12/01/24, 144A	No Opt. Call	N/R	1,455,801
3,135	0.000%, 12/01/25, 144A	No Opt. Call	N/R	2,247,889
3,245	0.000%, 12/01/26, 144A	No Opt. Call	N/R	2,188,396
3,310	0.010%, 12/01/31, 144A	No Opt. Call	N/R	1,640,237
1,850	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A, 5.000%, 12/01/35, 144A	12/26 at 100.00	N/R	1,691,733
1,500	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Series 2016, 5.000%, 6/01/27	6/26 at 100.00	N/R	1,457,700
	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
700	5.000%, 10/01/24	No Opt. Call	Baa3	790,286
1,135	5.000%, 10/01/25	10/24 at 100.00	Baa3	1,261,791
620	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding & Improvement Series 2013, 4.000%, 2/15/23	No Opt. Call	CC	565,235

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 1,190	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017, 5.000%, 4/01/36	4/27 at 100.00	BBB	$1,363,181
	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
17,710	5.250%, 5/01/25, 144A	11/24 at 100.00	N/R	16,344,028
3,685	6.000%, 5/01/34, 144A	11/24 at 100.00	N/R	3,193,789
995	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A, 4.750%, 7/01/27	No Opt. Call	N/R	991,687
1,860	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 4.625%, 6/15/27, 144A (7)	No Opt. Call	N/R	1,116,000
	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
4,000	6.500%, 6/01/27, 144A	No Opt. Call	N/R	4,202,600
12,635	7.125%, 6/01/32, 144A	6/27 at 100.00	N/R	13,852,003
850	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	BBB+	876,707
5,456	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,231,461
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
40	5.000%, 2/01/24	No Opt. Call	Baa2	42,614
190	5.000%, 2/01/25	No Opt. Call	Baa2	205,225
76,246	Total Tennessee			70,622,091
	Texas – 5.4%
935	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Area 1 Project, Series 2019, 5.750%, 9/01/29, 144A	No Opt. Call	N/R	893,093
535	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Major Improvement Area Project, Series 2019, 6.000%, 9/01/29, 144A	No Opt. Call	N/R	511,278
470	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017, 4.250%, 9/01/27	No Opt. Call	N/R	444,465
1,000	Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook of Argyle Public Improvement District Project, Series 2018, 4.625%, 9/01/28, 144A	No Opt. Call	N/R	943,260
150	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (6)	153,132
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
530	4.000%, 6/15/26	6/21 at 100.00	BB	516,045
210	5.000%, 6/15/36	6/21 at 100.00	BB	204,750
730	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A, 4.550%, 8/15/28	8/27 at 100.00	N/R	716,517
700	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 3.800%, 8/15/26	8/21 at 100.00	BB+	671,594

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2 Project, Series 2018:
$ 600	5.000%, 9/01/23, 144A	No Opt. Call	N/R	$589,470
530	5.500%, 9/01/28, 144A	9/23 at 103.00	N/R	512,998
1,150	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Winn Ridge South Public Improvement District Project, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	1,106,622
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
165	5.000%, 1/01/30	1/27 at 100.00	BBB+	164,588
1,800	5.000%, 1/01/31	1/27 at 100.00	BBB+	1,781,064
1,700	5.000%, 1/01/32	1/27 at 100.00	BBB+	1,682,694
985	5.000%, 1/01/33	1/27 at 100.00	BBB+	966,896
580	5.000%, 1/01/34	1/27 at 100.00	BBB+	563,847
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B:
575	5.000%, 1/01/27	No Opt. Call	BBB-	579,502
390	5.000%, 1/01/28	1/27 at 100.00	BBB-	391,135
725	5.000%, 1/01/29	1/27 at 100.00	BBB-	722,876
700	5.000%, 1/01/30	1/27 at 100.00	BBB-	695,590
480	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Whisper Valley Public Improvement District Improvement Area 1, Series 2019, 4.000%, 11/01/29, 144A	No Opt. Call	N/R	449,366
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phase 1 Project, Series 2018:
545	4.125%, 9/01/23, 144A	No Opt. Call	N/R	531,015
1,090	4.625%, 9/01/28, 144A	No Opt. Call	N/R	1,035,555
	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phases 2-7 Major Improvement Project, Series 2018:
690	4.375%, 9/01/23, 144A	No Opt. Call	N/R	672,377
1,395	5.000%, 9/01/28, 144A	No Opt. Call	N/R	1,328,584
245	Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-3 Project, Series 2019, 4.125%, 9/01/39, 144A	9/29 at 100.00	N/R	206,787
2,250	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 6.375%, 9/01/28	9/22 at 103.00	N/R	2,177,460
800	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014, 6.750%, 9/01/24	9/22 at 103.00	N/R	776,856
300	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 Project, Series 2018, 5.125%, 9/01/28, 144A	No Opt. Call	N/R	286,269
305	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016, 4.200%, 9/01/27	9/26 at 100.00	N/R	286,422
205	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1B, Series 2018, 4.750%, 9/01/28, 144A	No Opt. Call	N/R	198,227

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Project, Series 2018:
$ 245	4.625%, 9/01/23	No Opt. Call	N/R	$240,671
375	5.000%, 9/01/28	No Opt. Call	N/R	362,734
550	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.375%, 9/01/28	9/20 at 103.00	N/R	539,952
1,025	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015, 5.500%, 9/01/24	9/22 at 103.00	N/R	1,010,384
1,290	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 5.750%, 9/01/32	9/27 at 100.00	N/R	1,227,306
520	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/32	9/27 at 100.00	N/R	500,531
	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
330	4.375%, 9/01/26, 144A	9/22 at 103.00	N/R	318,437
100	5.000%, 9/01/36, 144A	9/22 at 103.00	N/R	93,507
780	City of Shenandoah, Montgomery County, Texas, Special Assessment Revenue Bonds, Metropark Public Improvement District, Series 2018, 5.000%, 9/01/28	No Opt. Call	N/R	736,398
700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2016B, 5.000%, 8/15/26	No Opt. Call	A-	814,632
790	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016, 5.750%, 9/01/28	9/23 at 103.00	N/R	760,415
300	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	287,697
756	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014, 3.227%, 6/01/22 (7)	No Opt. Call	B3	748,648
645	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23	No Opt. Call	BBB-	676,424
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
255	5.000%, 9/01/21	No Opt. Call	BBB-	265,452
230	5.000%, 9/01/22	No Opt. Call	BBB-	245,854
325	5.000%, 9/01/23	No Opt. Call	BBB-	355,924
305	5.000%, 9/01/24	No Opt. Call	BBB-	340,926
1,785	5.250%, 9/01/29	9/24 at 100.00	BBB-	2,008,089
	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1, Series 2019:
320	3.125%, 8/15/24, 144A	No Opt. Call	N/R	304,115
510	3.500%, 8/15/29, 144A	8/27 at 100.00	N/R	465,477
110	4.000%, 8/15/39, 144A	8/27 at 100.00	N/R	94,727
1,070	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.125%, 9/01/28	9/20 at 102.00	N/R	1,071,466

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 11,080	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	B3	$10,615,194
785	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)	5/20 at 100.00	B3	785,204
	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvement District 2, Series 2017:
280	4.000%, 9/01/23	No Opt. Call	BBB-	297,844
295	4.000%, 9/01/24	No Opt. Call	BBB-	316,756
310	4.000%, 9/01/25	No Opt. Call	BBB-	336,610
335	4.000%, 9/01/27	No Opt. Call	BBB-	369,157
560	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase 13-16 Project, Refunding & Improvement Series 2017, 4.500%, 9/01/27	No Opt. Call	N/R	556,494
425	Hackberry, Texas, Special Assessment Revenue Bonds, Rivendale by the Lake Public Improvement District 2 Phases 4-6, Series 2017, 4.125%, 9/01/27	No Opt. Call	N/R	412,947
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A:
915	5.000%, 6/01/23	No Opt. Call	Baa2	980,587
1,400	5.000%, 6/01/28	6/23 at 100.00	Baa2	1,485,428
2,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.010%, 11/15/35 – NPFG Insured	11/24 at 52.47	BB	1,191,673
	Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public Improvement District 5 Improvement Area 1 Project, Series 2019:
230	3.250%, 9/01/24, 144A	No Opt. Call	N/R	218,512
435	3.625%, 9/01/29, 144A	No Opt. Call	N/R	397,098
150	4.125%, 9/01/39, 144A	9/29 at 100.00	N/R	128,622
2,000	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 6.250%, 9/15/27	9/25 at 100.00	N/R	1,948,920
4,580	Hemphill County Hospital District, Texas, General Obligation Bonds, Series 2019, 5.250%, 2/01/32	2/29 at 100.00	N/R	4,968,109
1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc - Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (AMT)	7/21 at 100.00	BB-	1,243,750
10,240	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (AMT)	7/25 at 100.00	BB-	10,088,653
9,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (AMT)	No Opt. Call	BB-	8,969,130
1,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/25	No Opt. Call	A-	1,169,060
925	Kyle, Texas, Special Assessment Revenue Bonds, 6 Creeks Public Improvement District Improvement Area 1 Project, Series 2019, 4.125%, 9/01/29, 144A	No Opt. Call	N/R	863,793
425	Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public Improvement District 1 Improvement Area 1 Project, Series 2019, 4.250%, 9/01/29, 144A	No Opt. Call	N/R	393,431

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Area 1 Project, Series 2019:
$ 255	3.500%, 9/15/24, 144A	No Opt. Call	N/R	$240,965
375	3.750%, 9/15/29, 144A	No Opt. Call	N/R	338,179
305	Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public Improvement District Major Improvement Area Project, Series 2019, 4.375%, 9/15/29, 144A	No Opt. Call	N/R	275,876
1,375	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 4.125%, 9/01/28, 144A	9/26 at 100.00	N/R	1,283,260
600	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014, 5.375%, 9/01/28	5/20 at 103.00	N/R	570,150
565	Little Elm,Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 1-1A Project, Series 2017, 5.250%, 9/01/27, 144A	No Opt. Call	N/R	541,536
425	Little Elm,Texas, Special Assessment Revenue Bonds, Lakeside Estates Public Improvement District 2 Project, Series 2017, 4.500%, 9/01/27, 144A	No Opt. Call	N/R	400,380
370	Manor, Texas, Special Assessment Revenue Bonds, Lagos Public Improvement District Major Improvement Area Project, Series 2020, 4.125%, 9/15/30, 144A	No Opt. Call	N/R	332,822
345	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Major Improvement Area Project, Series 2019, 5.000%, 9/01/29, 144A	No Opt. Call	N/R	320,205
355	Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds, Gregg Ranch Public Improvement District Neighborhood Improvement Area 1 Project, Series 2019, 4.500%, 9/01/29, 144A	No Opt. Call	N/R	328,922
5,850	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)	No Opt. Call	A	7,017,601
50	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	6/23 at 100.00	Baa1	51,992
500	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015, 5.125%, 9/15/28	9/20 at 103.00	N/R	494,460
	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Sonoma Public Improvement District Improvement Area 2 Project, Series 2019:
270	3.500%, 9/15/24, 144A	No Opt. Call	N/R	258,161
420	3.750%, 9/15/29, 144A	No Opt. Call	N/R	388,303
255	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc, Series 2014, 5.000%, 2/15/24	No Opt. Call	BB-	244,764
	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 1 Project, Series 2018:
290	4.375%, 9/01/23, 144A	No Opt. Call	N/R	283,478
290	4.750%, 9/01/28, 144A	No Opt. Call	N/R	276,996
325	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 2 Major Improvement Project, Series 2018, 5.125%, 9/01/28, 144A	No Opt. Call	N/R	309,605
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019:
290	5.000%, 9/15/24, 144A	No Opt. Call	N/R	277,605
600	5.250%, 9/15/29, 144A	No Opt. Call	N/R	557,232

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 31,830	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	$32,574,185
6,395	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT)	12/23 at 103.00	N/R	5,836,205
5,865	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 6.500%, 1/01/26, 144A (AMT) (7), (8)	No Opt. Call	N/R	2,932,500
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien Series 2018:
715	5.000%, 9/15/33	9/25 at 100.00	BBB-	773,237
1,590	5.000%, 9/15/35	9/25 at 100.00	BBB-	1,708,042
1,110	5.000%, 9/15/36	9/25 at 100.00	BBB-	1,189,110
1,745	5.000%, 9/15/37	9/25 at 100.00	BBB-	1,862,997
635	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2018A, 5.125%, 8/15/29, 144A	8/24 at 100.00	N/R	655,377
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2019A:
505	3.375%, 8/15/29, 144A	8/24 at 100.00	N/R	465,034
80	5.000%, 8/15/39, 144A	8/24 at 100.00	N/R	80,026
1,290	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc, Series 2016A, 4.000%, 8/01/28, 144A	8/21 at 100.00	BB+	1,269,295
	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
380	3.625%, 8/15/22, 144A	8/21 at 100.00	BB	368,855
610	4.250%, 8/15/27, 144A	8/21 at 100.00	BB	572,375
1,480	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.000%, 1/01/24	No Opt. Call	N/R	1,470,913
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus Christi Project, Series 2014A:
465	4.000%, 4/01/20	No Opt. Call	B-	465,000
540	5.000%, 4/01/21	No Opt. Call	B-	545,335
655	5.000%, 4/01/23	No Opt. Call	B-	654,640
690	5.000%, 4/01/24	No Opt. Call	B-	688,027
300	5.000%, 4/01/25	4/24 at 100.00	B-	297,909
3,280	5.000%, 4/01/29	4/24 at 100.00	B-	3,176,122
355	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A, 5.000%, 4/01/36	4/26 at 100.00	B	334,115
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A:
450	4.000%, 4/01/24 – AGM Insured	No Opt. Call	A2	487,917
2,250	5.000%, 4/01/29	4/24 at 100.00	BBB-	2,382,435

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 725	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville II, LLC - Tarleton State University Project, Series 2014A, 5.000%, 4/01/29	4/24 at 100.00	BBB-	$767,674
430	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville III, LLC - Tarleton State University Project, Series 2015A, 5.000%, 4/01/24	No Opt. Call	BBB-	459,898
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A:
305	5.000%, 4/01/24	No Opt. Call	Baa3	314,961
2,345	5.000%, 4/01/29	4/24 at 100.00	Baa3	2,403,648
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A:
1,250	3.000%, 7/01/22	No Opt. Call	CCC	1,135,575
480	5.000%, 7/01/24	No Opt. Call	CCC	429,240
13,500	5.000%, 7/01/30	7/25 at 100.00	CCC	11,654,145
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015B:
2,800	4.125%, 7/01/20	No Opt. Call	CCC	2,740,920
2,140	4.375%, 7/01/21	No Opt. Call	CCC	1,961,781
1,350	4.625%, 7/01/22	No Opt. Call	CCC	1,215,742
1,000	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc, Series 2017A, 5.000%, 6/15/32	6/22 at 100.00	N/R	1,014,080
	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc, Series 2018:
250	4.250%, 6/15/28	6/22 at 100.00	N/R	251,345
500	5.000%, 6/15/33	6/22 at 100.00	N/R	506,305
	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone A Project, Series 2019:
200	4.875%, 9/01/25, 144A	No Opt. Call	N/R	188,002
265	5.250%, 9/01/30, 144A	No Opt. Call	N/R	239,642
	North Richland Hills, Texas, Special Assessment Revenue Bonds, City Point Public Improvement District Zone B Project, Series 2019:
380	4.500%, 9/01/25, 144A	No Opt. Call	N/R	356,972
470	4.875%, 9/01/30, 144A	No Opt. Call	N/R	424,222
	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Wildridge Public Improvement District 1 Improvement Area 3 Project, Series 2019:
150	3.125%, 9/01/24, 144A	No Opt. Call	N/R	142,428
210	3.500%, 9/01/29, 144A	No Opt. Call	N/R	190,552
570	4.000%, 9/01/39, 144A	9/29 at 100.00	N/R	484,506
160	Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement District 1 Estates at Remington Park, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	151,037

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 710	Port Beaumont Navigation District, Jefferson County, Texas, Dock and Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2020, 3.625%, 1/01/35, 144A (AMT)	1/22 at 103.00	N/R	$601,008
	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019:
280	3.750%, 9/01/24, 144A	No Opt. Call	N/R	264,583
540	4.000%, 9/01/29, 144A	No Opt. Call	N/R	486,983
585	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.000%, 9/01/29, 144A	No Opt. Call	N/R	530,028
1,970	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/29	2/24 at 100.00	Ba1	2,116,332
500	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc, Series 2012, 5.625%, 12/15/22 (7)	12/21 at 100.00	N/R	331,250
	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016:
175	4.900%, 9/15/24	3/24 at 102.00	N/R	163,483
400	5.375%, 9/15/30	3/24 at 102.00	N/R	362,560
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Parkside Village Public improvement District Project, Series 2019:
360	3.250%, 9/15/24, 144A	No Opt. Call	N/R	340,488
530	3.625%, 9/15/29, 144A	No Opt. Call	N/R	478,977
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Phase 1B Project, Series 2019:
250	3.500%, 9/15/24, 144A	No Opt. Call	N/R	237,200
315	3.875%, 9/15/29, 144A	9/27 at 100.00	N/R	285,894
125	4.375%, 9/15/39, 144A	9/27 at 100.00	N/R	106,595
615	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Project, Series 2017, 4.250%, 9/15/28, 144A	9/27 at 100.00	N/R	591,298
	Royse CIty, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 2 Project, Series 2019:
375	3.750%, 9/15/24, 144A	No Opt. Call	N/R	355,913
555	4.125%, 9/15/29, 144A	9/27 at 100.00	N/R	504,284
205	4.625%, 9/15/39, 144A	9/27 at 100.00	N/R	175,199
900	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Major Improvement Area Project, Series 2017, 4.750%, 9/15/28, 144A	9/27 at 100.00	N/R	890,199
	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
770	5.500%, 8/01/22	No Opt. Call	BBB+	818,279
450	5.500%, 8/01/27	No Opt. Call	BBB+	527,643

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, San Marcos Trace Public Improvement District Series 2019:
$ 1,005	4.500%, 9/01/24, 144A	No Opt. Call	N/R	$980,619
1,270	5.000%, 9/01/29, 144A	9/28 at 100.00	N/R	1,223,759
1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2007, 5.500%, 11/15/22 (7)	5/20 at 100.00	N/R	700,000
1,845	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A, 5.000%, 11/15/25 (7)	No Opt. Call	N/R	1,291,500
4,665	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015B-1, 4.500%, 11/15/21 (7)	5/20 at 100.00	N/R	3,265,500
3,270	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A, 6.000%, 11/15/27	5/27 at 100.00	N/R	3,441,675
1,050	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 65 Series 2017B-2, 4.500%, 11/15/23	5/20 at 100.00	N/R	1,038,229
8,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 80 Series 2017B-1, 5.625%, 11/15/24	5/20 at 100.00	N/R	8,754,462
1,155	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2015A, 5.000%, 11/15/22	No Opt. Call	B+	1,147,954
415	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 1.196%, 12/15/26 (3-Month LIBOR*67% reference rate + 0.700% spread) (5)	3/20 at 100.00	A-	409,850
35,280	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006C, 1.946%, 12/15/26 (3-Month LIBOR*67% reference rate + 1.450% spread) (5)	3/20 at 100.00	N/R	35,290,937
12,315	Texas State Department of Housing and Community Affairs, Multifamily Housing Revenue Bonds, East Texas Pines Apartments, Custodial Receipts CR-021-2006, 5.800%, 10/01/46, 144A (AMT)	4/24 at 100.00	N/R	12,851,441
725	Town Of Hickory Creek, Denton County, Texas, Special Assessment Revenue Bonds, Hickory Creek Public Improvement District, Series 2018, 5.125%, 9/01/28	No Opt. Call	N/R	693,905
	Travis County Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Longhorn Village Project, Refunding Series 2012A:
250	6.000%, 1/01/22 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	258,990
235	6.000%, 1/01/22	1/21 at 100.00	N/R	238,391
	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2015:
183	4.000%, 12/01/21	No Opt. Call	N/R	183,695
549	4.000%, 12/01/27	12/24 at 100.00	N/R	525,530
675	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #2 Project, Series 2018, 4.500%, 9/01/27	No Opt. Call	N/R	637,072

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
$ 2,375	5.500%, 9/01/25	No Opt. Call	N/R	$2,305,745
1,840	6.125%, 9/01/35	9/25 at 100.00	N/R	1,739,131
2,025	6.250%, 9/01/40	9/25 at 100.00	N/R	1,905,019
284,258	Total Texas			275,633,490
	Utah – 0.5%
2,100	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT)	12/27 at 100.00	N/R	1,945,629
500	Utah Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A, 6.500%, 10/15/33	5/20 at 100.00	BB+	501,060
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Leadership Learning Academy Project, Series 2019A:
1,175	3.500%, 6/15/24, 144A	No Opt. Call	N/R	1,123,887
1,660	5.000%, 6/15/29, 144A	6/27 at 102.00	N/R	1,675,123
2,115	5.000%, 6/15/34, 144A	6/27 at 102.00	N/R	2,067,539
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Mountain West Montessori Academy Project, Series 2020A:
750	3.125%, 6/15/29, 144A	No Opt. Call	N/R	667,725
475	5.000%, 6/15/39, 144A	12/29 at 100.00	N/R	461,823
2,500	Utah Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 4.500%, 7/15/27, 144A	No Opt. Call	BB	2,486,050
815	Utah Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A, 5.000%, 2/15/36, 144A	2/26 at 100.00	BB	793,166
	Utah Charter School Finance Authority, Revenue Bonds, Wallace Stegner Academy Project, Series 2019A:
485	3.625%, 6/15/29, 144A	6/27 at 100.00	N/R	453,810
675	5.000%, 6/15/39, 144A	6/27 at 100.00	N/R	657,875
450	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 4.300%, 4/15/25, 144A	4/20 at 100.00	BB+	449,447
11,610	Utah Infrastructure Agency, Telecommunications and Franchise Tax Revenue, Series 2017A, 5.000%, 10/15/29	10/27 at 100.00	BBB-	12,655,597
25,310	Total Utah			25,938,731
	Vermont – 0.4%
2,190	Burlington, Vermont, Airport Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/28	7/22 at 100.00	Baa2	2,251,211
	Burlington, Vermont, Electric System Revenue Bonds, Series 2011A:
265	5.500%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (6)	279,058
315	5.625%, 7/01/30 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (6)	332,199
460	5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (6)	485,824

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Vermont (continued)
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Champlain College Project, Series 2016A:
$ 695	5.000%, 10/15/26	No Opt. Call	BBB	$783,369
875	5.000%, 10/15/28	10/26 at 100.00	BBB	975,345
1,000	5.000%, 10/15/30	10/26 at 100.00	BBB	1,103,690
1,000	5.000%, 10/15/31	10/26 at 100.00	BBB	1,097,460
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Saint Michael's College Project, Series 2012:
170	5.000%, 10/01/24	10/22 at 100.00	BBB	177,506
555	5.000%, 10/01/25	10/22 at 100.00	BBB	578,837
805	5.000%, 10/01/27	10/22 at 100.00	BBB	837,385
8,537	Vermont Student Assistance Corporation, Education Loan Revenue Bonds, LIBOR Floating Rate Notes Series 2012B, 4.254%, 12/03/35 (AMT) (3-Month LIBOR reference rate + 3.000% spread) (5)	No Opt. Call	AAA	8,965,291
16,867	Total Vermont			17,867,175
	Virgin Islands – 1.0%
475	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	N/R	450,366
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
660	5.000%, 10/01/24	No Opt. Call	N/R	647,737
450	5.000%, 10/01/30	10/24 at 100.00	N/R	431,667
2,160	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/24	No Opt. Call	N/R	2,102,803
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
5,060	5.000%, 10/01/25	10/20 at 100.00	Caa2	4,986,529
2,710	5.000%, 10/01/29	10/20 at 100.00	Caa2	2,627,589
2,280	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24	No Opt. Call	Caa2	2,237,638
1,391	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	5/20 at 100.00	Caa2	1,366,184
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A:
355	5.000%, 10/01/27	10/22 at 100.00	Caa2	347,889
4,680	5.000%, 10/01/32	10/22 at 100.00	Caa2	4,521,629
500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	5/20 at 100.00	Caa3	472,525
	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B:
6,680	5.000%, 10/01/25	10/20 at 100.00	Caa3	6,575,926
275	5.250%, 10/01/29	10/20 at 100.00	Caa3	266,733

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virgin Islands (continued)
$ 9,335	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	5/20 at 100.00	Caa3	$9,247,438
	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A:
2,000	6.625%, 10/01/29	5/20 at 100.00	Caa3	1,928,560
1,780	6.750%, 10/01/37	5/20 at 100.00	Caa3	1,713,642
5,555	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, BANS Series 2018B, 7.000%, 7/01/20, 144A	No Opt. Call	N/R	5,545,168
1,760	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/21	No Opt. Call	Caa2	1,704,930
3,610	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2003, 4.500%, 7/01/28 – AMBAC Insured	5/20 at 100.00	Caa2	3,614,765
1,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	5/20 at 100.00	Caa3	901,140
52,716	Total Virgin Islands			51,690,858
	Virginia – 0.4%
	Ballston Quarter Community Development Authority, Arlington County, Virginia, Revenue Bonds, Series 2016A:
1,000	5.000%, 3/01/26	No Opt. Call	N/R	967,660
2,000	5.125%, 3/01/31	3/27 at 100.00	N/R	1,884,140
2,730	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 5.000%, 11/01/29	11/24 at 100.00	N/R	1,969,886
800	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 4.500%, 3/01/25, 144A	No Opt. Call	N/R	793,024
960	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/20	No Opt. Call	A3	967,190
	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds,Mary Washington Healthcare Obligated Group, Refunding Series 2014:
1,000	5.000%, 6/15/26	6/24 at 100.00	A3	1,142,390
2,000	5.000%, 6/15/27	6/24 at 100.00	A3	2,281,600
1,560	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 4.000%, 3/01/25, 144A	No Opt. Call	N/R	1,507,210
405	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc - Harbor's Edge Project, Refunding Series 2014, 4.000%, 1/01/24	No Opt. Call	N/R	402,473
2,790	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 3.125%, 7/01/20, 144A	5/20 at 100.00	N/R	2,785,899
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B:
1,480	5.000%, 7/01/23, 144A	No Opt. Call	Ba2	1,514,143
1,550	5.000%, 7/01/24, 144A	No Opt. Call	Ba2	1,591,602
1,635	5.000%, 7/01/25, 144A	No Opt. Call	Ba2	1,682,726

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 1,615	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds,Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.500%, 4/01/28, 144A	No Opt. Call	N/R	$1,744,458
100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/47 (AMT)	6/27 at 100.00	Baa3	109,745
345	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (Mandatory Put 7/01/38), 144A (AMT)	7/23 at 100.00	B-	345,897
21,970	Total Virginia			21,690,043
	Washington – 1.2%
1,140	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A, 4.250%, 12/01/25	No Opt. Call	N/R	1,152,027
	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,960	5.500%, 6/01/27 (AMT)	5/20 at 100.00	N/R	1,961,842
1,500	5.600%, 6/01/37 (AMT)	5/20 at 100.00	N/R	1,500,645
	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
1,110	5.000%, 12/01/23 (AMT)	No Opt. Call	A-	1,220,833
1,165	5.000%, 12/01/24 (AMT)	6/24 at 100.00	A-	1,285,787
1,000	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc Project, Series 2012, 5.000%, 4/01/30 (AMT)	4/23 at 100.00	BB	993,790
805	Seattle Housing Authority, Washington, Revenue Bonds, Newholly Phase I Project, Series 2016A, 3.550%, 10/01/46	10/26 at 100.00	AA	849,251
	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,975	5.000%, 12/01/29	12/26 at 100.00	Baa2	4,624,197
2,145	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,476,124
235	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/20 at 100.00	N/R	229,762
270	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/21 at 100.00	BBB	275,589
11,910	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	10,804,037
1,130	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	1,004,627
6,085	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	5,519,947
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Series 2013B, 1.620%, 1/01/35 (Mandatory Put 1/01/25) (SIFMA reference rate + 1.400% spread) (5)	7/24 at 100.00	BBB+	10,420,100
5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bond Trust 2015-XF1017, 0.000%, 1/01/35, 144A (IF) (4)	7/24 at 100.00	BBB+	5,840,200
1,000	Washington State Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,046,850

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 735	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, Refunding Series 2016A, 4.000%, 7/01/26, 144A	7/24 at 102.00	N/R	$719,447
1,350	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 6.000%, 7/01/25, 144A	No Opt. Call	N/R	1,400,166
100	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.000%, 10/01/22, 144A	No Opt. Call	N/R	102,503
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A:
70	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (6)	73,767
70	5.000%, 1/01/23, 144A	No Opt. Call	N/R	71,282
1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31, 144A	1/25 at 102.00	BB	1,017,100
	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
2,910	5.000%, 7/01/31, 144A	7/26 at 100.00	N/R	2,909,767
2,000	5.000%, 7/01/36, 144A	7/26 at 100.00	N/R	1,947,760
	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A:
1,575	6.000%, 1/01/24, 144A	No Opt. Call	N/R	1,619,777
1,500	7.500%, 1/01/49, 144A	1/24 at 100.00	N/R	1,606,965
61,740	Total Washington			62,674,142
	West Virginia – 0.3%
	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	4.000%, 6/01/27	No Opt. Call	N/R	2,391,525
1,500	4.500%, 6/01/32	6/27 at 100.00	N/R	1,412,580
1,610	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba3	1,634,778
1,340	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 4.500%, 6/01/27, 144A	No Opt. Call	N/R	1,351,980
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc Project, Refunding & Improvement Series 2018A:
1,000	5.000%, 1/01/33	1/29 at 100.00	BBB+	1,217,380
1,180	5.000%, 1/01/34	1/29 at 100.00	BBB+	1,429,357
1,000	5.000%, 1/01/36	1/29 at 100.00	BBB+	1,203,000
4,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc, Series 2008, 6.750%, 10/01/43 (7)	4/20 at 100.00	N/R	2,200,000
14,130	Total West Virginia			12,840,600
	Wisconsin – 5.0%
390	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	388,982

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 3,075	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	$2,855,660
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2017:
300	5.000%, 11/15/31	11/26 at 100.00	A	357,240
190	5.000%, 11/15/33	11/26 at 100.00	A	224,698
205	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 4.250%, 2/01/26, 144A	No Opt. Call	N/R	201,253
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A:
1,000	4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	928,990
390	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	368,347
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A, 4.250%, 6/15/29, 144A	6/24 at 100.00	N/R	947,280
770	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 4.125%, 5/01/26, 144A	No Opt. Call	N/R	736,967
1,535	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 5.750%, 7/15/32	7/22 at 100.00	BBB-	1,621,820
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
7,425	4.100%, 6/15/26, 144A	No Opt. Call	N/R	6,928,861
3,010	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	2,618,730
3,585	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A, 5.000%, 6/15/27, 144A	6/24 at 100.00	N/R	3,434,036
1,800	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 4.350%, 3/01/25, 144A	No Opt. Call	BB+	1,788,156
425	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 4.375%, 7/01/25, 144A	No Opt. Call	N/R	418,617
1,745	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A, 4.500%, 6/15/29, 144A	6/27 at 100.00	N/R	1,635,763
300	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2013A, 5.500%, 10/01/22 (ETM)	No Opt. Call	Baa3 (6)	317,634
180	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A, 4.125%, 10/01/24 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (6)	187,717
	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017:
2,430	6.000%, 3/01/22, 144A	No Opt. Call	N/R	2,391,655
3,280	6.750%, 3/01/27, 144A	No Opt. Call	N/R	3,128,530
310	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23, 144A	No Opt. Call	N/R	325,097

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Education Revenue Bonds, North Carolina Leadership Academy, Series 2019A:
$ 355	4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	$348,017
440	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	433,558
250	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2019A, 4.750%, 6/01/29, 144A	6/27 at 102.00	N/R	228,693
495	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A, 4.250%, 8/01/26, 144A	No Opt. Call	N/R	477,116
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A:
620	5.250%, 2/01/25	No Opt. Call	N/R	621,804
1,380	5.750%, 2/01/35	2/25 at 100.00	N/R	1,335,785
6,780	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)	11/24 at 100.00	N/R	6,934,584
1,210	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	1,081,438
	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A:
200	4.000%, 9/01/20, 144A	No Opt. Call	BB	199,932
1,250	5.000%, 9/01/25, 144A	No Opt. Call	BB	1,275,800
	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A:
40,265	6.250%, 8/01/27, 144A	No Opt. Call	N/R	38,905,654
355	6.750%, 8/01/31, 144A	No Opt. Call	N/R	345,933
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
18,700	5.000%, 12/01/27, 144A	No Opt. Call	N/R	18,107,397
17,615	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	17,352,536
1,690	Public Finance Authority of Wisconsin, Retirement Facility Revenue Bonds, Shalom Park Development Project, Series 2019, 0.000%, 12/31/24, 144A	No Opt. Call	N/R	952,957
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A, 6.250%, 10/01/31, 144A	10/27 at 100.00	N/R	1,880,064
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc, Series 2017A:
4,230	5.000%, 12/01/27	No Opt. Call	BBB-	4,700,799
1,000	5.350%, 12/01/45	12/27 at 100.00	BBB-	1,077,570
15,330	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A, 6.625%, 7/01/28, 144A	No Opt. Call	N/R	16,440,812
1,975	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.000%, 4/01/25	No Opt. Call	BB	2,032,374
600	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, 5.000%, 4/01/30, 144A	No Opt. Call	BB	644,994
4,400	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Refunding Series 2017A, 4.250%, 6/01/27	6/23 at 104.00	N/R	4,138,156

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 5,465	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Series 2017B, 4.125%, 6/01/24	6/23 at 104.00	N/R	$5,264,817
2,650	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (AMT)	No Opt. Call	BBB+	2,691,843
	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary's Woods at Marylhurst Inc, Series 2017A:
1,910	5.000%, 5/15/26, 144A	5/25 at 102.00	BB	2,007,391
1,215	5.000%, 5/15/31, 144A	5/25 at 102.00	BB	1,262,847
	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
21,920	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	23,057,429
9,515	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	9,971,625
	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation - Cullowhee LLC - Western California University Project, Series 2015A:
140	5.000%, 7/01/22	No Opt. Call	BBB-	145,971
540	5.000%, 7/01/23	No Opt. Call	BBB-	570,850
17,930	Public Finance Authority of Wisconsin, Taxable Revenue Bonds, Vonore Fiber Products Sustainable Packaging Project, Green Bonds, Series 2019, 9.000%, 6/01/29, 144A	7/22 at 100.00	N/R	17,631,465
	Public Finance Authority, Wisconsin, Revenue Bonds, Ultimate Medical Academy, Series 2019A:
2,245	5.000%, 10/01/22, 144A	No Opt. Call	BB	2,368,857
2,300	5.000%, 10/01/23, 144A	No Opt. Call	BB	2,471,580
2,175	5.000%, 10/01/34, 144A	10/29 at 100.00	BB	2,510,515
500	Waunakee Community School District, Dane County, Wisconsin, General Obligation Bonds, Refunding Series 2016, 2.000%, 4/01/21	No Opt. Call	Aa2	504,400
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
1,370	3.500%, 8/01/22	No Opt. Call	N/R	1,331,393
3,815	5.000%, 8/01/27	8/24 at 103.00	N/R	3,782,458
4,015	5.000%, 8/01/32	8/24 at 103.00	N/R	3,853,998
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Clement Manor, Inc, Series 2019:
1,000	4.250%, 8/01/34	8/26 at 103.00	N/R	840,100
2,300	4.500%, 8/01/39	8/26 at 103.00	N/R	1,883,102
1,365	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014, 4.250%, 10/01/24	10/22 at 102.00	N/R	1,355,622
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
1,485	5.000%, 5/01/24	No Opt. Call	BBB+	1,666,304
350	5.000%, 5/01/25	5/24 at 100.00	BBB+	390,905
800	5.000%, 5/01/26	5/24 at 100.00	BBB+	892,016

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Mile Bluff Medical Center, Inc, Series 2014:
$ 645	5.000%, 5/01/23	No Opt. Call	N/R	$688,318
1,250	5.000%, 5/01/26	5/24 at 100.00	N/R	1,357,987
1,000	5.125%, 5/01/29	5/24 at 100.00	N/R	1,090,030
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A:
385	5.000%, 7/01/25	7/24 at 100.00	A	442,492
670	5.000%, 7/01/26	7/24 at 100.00	A	769,013
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2015B:
100	4.000%, 9/15/22	No Opt. Call	BBB-	99,813
100	4.000%, 9/15/23	9/22 at 100.00	BBB-	99,552
100	4.000%, 9/15/24	9/22 at 100.00	BBB-	99,274
100	4.000%, 9/15/25	9/22 at 100.00	BBB-	98,745
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21	No Opt. Call	A	210,510
200	5.000%, 8/15/22	No Opt. Call	A	217,672
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Vernon Memorial Healthcare Inc, Series 2014:
945	5.000%, 3/01/24	No Opt. Call	BB	1,008,003
525	5.000%, 3/01/25	3/24 at 100.00	BB	558,941
820	5.000%, 3/01/26	3/24 at 100.00	BB	871,972
1,095	5.000%, 3/01/27	3/24 at 100.00	BB	1,162,496
1,130	5.000%, 3/01/28	3/24 at 100.00	BB	1,198,116
4,020	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/29	12/22 at 102.00	N/R	4,203,191
252,475	Total Wisconsin			251,953,619
	Wyoming – 0.1%
	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A:
1,230	5.000%, 9/01/23	No Opt. Call	BB+	1,328,868
1,045	5.000%, 9/01/24	9/23 at 100.00	BB+	1,125,141
1,360	5.000%, 9/01/25	9/23 at 100.00	BB+	1,467,603
1,310	5.000%, 9/01/30	9/23 at 100.00	BB+	1,401,346
1,100	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, LLC - University of Wyoming Project, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	Baa3	1,134,100
6,045	Total Wyoming			6,457,058
$ 5,267,513	Total Municipal Bonds (cost $5,071,255,839)			5,026,866,194

Shares	Description (1)	Value
	COMMON STOCKS – 2.2%
	Electric Utilities – 2.2%
4,914,478	Energy Harbor Corp (10), (11), (12)	$ 111,190,065
	Total Common Stocks (cost $116,644,845)	111,190,065

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 1.0%
	Commercial Services & Supplies – 0.0%
$ 1,081	EWM P1 LLC (cash 13.750%, PIK 1.250%) (7), (8)	15.000%	9/01/28	N/R	$11
878	EWM P1 LLC (7), (8)	15.000%	9/01/28	N/R	9
1,959	Total Commercial Services & Supplies				20
	Electric Utilities – 0.1%
1,865	FirstEnergy Corp	6.050%	8/15/21	N/R	6,994
1,165	FirstEnergy Corp	6.800%	8/15/39	N/R	4,369
2,875	Talen Energy Supply LLC	6.500%	6/01/25	CCC+	1,860,987
1,000	Talen Energy Supply LLC	10.500%	1/15/26	CCC+	720,000
3,240	Talen Energy Supply LLC	7.250%	5/15/27	B	2,927,988
700	Talen Energy Supply LLC	6.625%	1/15/28	B	586,540
10,845	Total Electric Utilities				6,106,878
	Metals & Mining – 0.8%
11,635	Cleveland-Cliffs Inc	6.375%	10/15/25	B	8,609,900
25,335	Cleveland-Cliffs Inc	7.000%	3/15/27	B	15,454,350
2,500	United States Steel Corp	6.875%	8/15/25	Caa2	1,743,250
27,000	United States Steel Corp	6.250%	3/15/26	Caa2	17,550,000
66,470	Total Metals & Mining				43,357,500
	Real Estate Management & Development – 0.1%
2,300	Zilkha Biomass Selma LLC (7), (8)	5.000%	8/01/28	N/R	2,300,000
25,045	Zilkha Biomass Selma LLC (7), (8)	10.000%	8/01/38	N/R	503,153
27,345	Total Real Estate Management & Development				2,803,153
$ 106,619	Total Corporate Bonds (cost $94,292,746)				52,267,551
	Total Long-Term Investments (cost $5,282,193,430)				5,190,323,810

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
SHORT-TERM INVESTMENTS – 1.1%
MUNICIPAL BONDS – 1.1%
California – 0.3%
$ 16,650	California Health Facilities Financing Authority, Revenue Bonds, Marshall Medical Center, Variable Rate Demand Obligations, Series 2004B, 12.000%, 11/01/33 – AMBAC Insured (Mandatory Put 6/04/20) (13)	5/20 at 100.00	BB+	$ 16,483,500

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia – 0.1%
$ 4,800	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Variable Rate Demand Obligations, Series 2010C-2, 4.500%, 10/01/39 (Mandatory Put 5/07/20) (13)	5/20 at 100.00	A-1	$ 4,800,000
	Florida – 0.7%
40,250	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (13)	6/20 at 104.00	N/R	36,449,997
	Iowa – 0.0%
975	Cedar Rapids, Iowa, Hospital Revenue Bonds, Mercy Medical Center Project, Variable Rate Demand Obligations, Series 2003 ARCs, 12.000%, 8/15/32 – AMBAC Insured (Mandatory Put 6/05/20) (13)	No Opt. Call	A-	975,000
$ 62,675	Total Short-Term Investments (cost $62,610,933)			58,708,497
	Total Investments (cost $5,344,804,363) – 103.3%			5,249,032,307
	Borrowings – (2.8)% (14)			(141,100,000)
	Floating Rate Obligations – (2.5)%			(126,145,000)
	Other Assets Less Liabilities – 2.0% (15)			97,831,703
	Net Assets – 100%			$ 5,079,619,010

Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(2,764)	6/20	$(340,060,075)	$(346,493,313)	$ (6,433,238)	$129,563
U.S. Treasury 10-Year Note	Short	(1,120)	6/20	(148,594,956)	(155,330,000)	(6,735,044)	157,500
Total				$(488,655,031)	$(501,823,313)	$(13,168,282)	$287,063

Total receivable for variation margin on futures contracts	$287,063
Total payable for variation margin on futures contracts	$( —)

Credit Default Swaps - OTC Uncleared
Counterparty	Referenced Entity	Buy/Sell Protection (16)	Current Credit Spread (17)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	1.88%	$10,000,000	1.000%	Quarterly	6/21/21	$(102,719)	$(286,679)	$183,960

Nuveen Short Duration High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(10)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; FirstEnergy Solutions Corp, 6.050%, 8/15/21; FirstEnergy Solutions Corp, 6.800%, 8/15/39; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(13)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(14)	Borrowings as a percentage of Total Investments is 2.7%.
(15)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(16)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(17)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Strategic Municipal Opportunities Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.4%
	MUNICIPAL BONDS – 94.0%
	Alabama – 2.3%
$ 6,000	Alabama Federal Aid Highway Finance Authority, Special Obligation Revenue Bonds, Series 2016A, 5.000%, 9/01/36	9/26 at 100.00	Aa1	$7,126,740
2,000	Alabama Federal Aid Highway Finance Authority, Special Obligation Revenue Bonds, Series 2017A, 5.000%, 6/01/37	9/27 at 100.00	Aa1	2,425,580
1,110	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	1,122,554
250	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	250,518
2,760	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A3	2,847,188
1,995	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	2,065,683
14,115	Total Alabama			15,838,263
	Alaska – 0.3%
1,665	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019, 4.000%, 4/01/34	4/29 at 100.00	A	1,879,868
	Arizona – 1.6%
2,805	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	A2	3,102,218
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
970	5.125%, 7/01/37, 144A	7/26 at 100.00	BB	954,111
1,000	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	959,250
210	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019, 5.000%, 7/01/54, 144A	7/29 at 100.00	BB	191,766
40	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A, 5.250%, 7/01/47, 144A	7/22 at 101.00	N/R	37,785
100	Arizona Industrial Development Authority, Nevada, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/50, 144A	7/28 at 100.00	BB+	81,145
1,000	Arizona State, State Lottery Revenue Bonds, Refunding Series 2019, 5.000%, 7/01/28	No Opt. Call	Aa3	1,264,530
510	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	521,291
400	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B, 5.000%, 7/01/39, 144A	7/29 at 100.00	Ba2	389,836
725	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/36	9/28 at 100.00	A2	887,734

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 2,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/32 (AMT)	7/27 at 100.00	AA-	$2,327,740
100	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	86,598
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB-	85,400
25	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, The Paideia Academies Project, 2019, 5.125%, 7/01/39	7/25 at 100.00	N/R	21,698
9,985	Total Arizona			10,911,102
	Arkansas – 0.1%
1,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	900,500
	California – 17.8%
	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Election 2014 Series 2019C:
1,000	3.000%, 8/01/35	8/27 at 100.00	AA	1,056,530
1,500	3.000%, 8/01/36	8/27 at 100.00	AA	1,575,060
1,500	3.000%, 8/01/37	8/27 at 100.00	AA	1,570,710
1,000	3.000%, 8/01/38	8/27 at 100.00	AA	1,040,480
1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.250%, 3/01/36	3/26 at 100.00	Ba3	1,009,590
4,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	4,046,200
1,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	AA-	1,155,660
3,335	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)	No Opt. Call	AA-	3,806,436
3,000	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Green Series 2020A, 5.000%, 11/01/30	No Opt. Call	Aa2	3,917,850
90	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Taxable Series 2019, 5.000%, 10/01/39, 144A	10/27 at 100.00	N/R	86,637
100	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	91,889
4,020	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	BB-	4,044,643
840	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	Baa3	844,074
400	California Public Finance Authority, Charter School Lease Revenue Bonds, Laverne Elementary Preparatory Academy Project, Series 2019A, 5.000%, 6/15/49, 144A	6/23 at 100.00	N/R	368,340
300	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/31, 144A	6/25 at 100.00	N/R	303,927

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 500	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Ba1	$487,610
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Refunding Series 2019B:
1,000	5.000%, 5/01/31	No Opt. Call	A+	1,342,470
1,000	5.000%, 5/01/32	No Opt. Call	A+	1,364,650
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2019C, 5.000%, 11/01/27	No Opt. Call	A+	3,766,470
9,000	California State, General Obligation Bonds, Refunding Series 2007, 5.250%, 8/01/32 – AGM Insured	No Opt. Call	AA	12,283,200
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
3,000	5.000%, 10/01/32	10/29 at 100.00	AA-	3,883,110
1,925	3.000%, 10/01/35	10/29 at 100.00	AA-	2,019,286
2,000	3.000%, 10/01/36	10/29 at 100.00	AA-	2,082,360
5,000	California State, General Obligation Bonds, Taxable Various Purpose Construction Series 2019 Bid Group A, 2.375%, 10/01/26	No Opt. Call	AA-	5,158,500
500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39 (4)	5/20 at 100.00	N/R	393,145
	Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Election 2018 Series 2019A:
6,415	3.000%, 6/01/36	6/28 at 100.00	AA	6,772,251
4,000	3.000%, 6/01/37	6/28 at 100.00	AA	4,210,840
1,000	Compton, California, Sewer Revenue Bonds, Series 2009, 6.000%, 9/01/39	4/20 at 100.00	N/R	1,001,710
5,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Taxable Refunding Series 2019A, 4.094%, 1/15/49	1/30 at 100.00	Baa2	5,071,500
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
1,500	5.000%, 6/01/35	6/28 at 100.00	BB+	1,720,425
1,000	5.250%, 6/01/47	6/22 at 100.00	N/R	980,210
12,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/20 at 20.65	CCC-	2,228,500
1,360	Irvine Ranch Water District, California, Certificates of Participation, Series 2016, 5.250%, 2/01/41	8/26 at 100.00	AAA	1,629,062
1,500	Lammersville Schools Finance Authority, California, Lease Revenue Bonds, Cordes Elementary School, Series 2019, 3.000%, 10/01/49 – BAM Insured	10/27 at 100.00	A2	1,530,105
2,000	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2016 Series 2020, 3.000%, 8/01/43	8/27 at 100.00	Aa3	2,057,720
	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2019B:
1,685	3.000%, 8/01/42	8/29 at 100.00	AA-	1,713,611
3,500	3.000%, 8/01/48	8/29 at 100.00	AA-	3,520,090

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Senior Lien Series 2020A:
$ 1,235	5.000%, 5/15/37	11/29 at 100.00	AA	$1,542,293
2,360	5.000%, 5/15/40	11/29 at 100.00	AA	2,925,149
1,600	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Refunding Series 2019D, 5.000%, 7/01/49	7/29 at 100.00	Aa2	1,947,904
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47 (UB) (5)	1/27 at 100.00	AA-	3,510,960
1,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	AA-	1,845,075
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Build America Taxable Bonds, Series 2009KRY, 5.755%, 7/01/29	No Opt. Call	A+	5,994,050
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
2,000	5.000%, 7/01/34 – BAM Insured	1/28 at 100.00	Aa3	2,408,000
2,500	5.250%, 7/01/42	1/28 at 100.00	Aa3	3,018,500
5,000	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Election 2012, Series 2019A, 3.000%, 8/01/40 – AGM Insured	8/27 at 100.00	A1	5,170,700
1,000	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	1,087,720
1,040	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C, 5.000%, 7/01/37 (AMT)	7/28 at 100.00	A2	1,193,161
875	Sacramento, California, Wastewater Revenue Bonds, Series 2019, 5.000%, 9/01/39	9/29 at 100.00	AA	1,103,428
3,770	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	1,199,727
1,000	San Rafael Elementary School District, Marin County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Baa2	818,550
123,350	Total California			123,900,068
	Colorado – 5.4%
2,000	Auroroa, Colorado, Water Revenue Bonds, Refunding First Lien Green Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AA+	2,368,620
1,000	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	919,000
1,700	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 6.500%, 12/01/47	12/22 at 103.00	N/R	1,632,510
400	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 5.375%, 10/01/37	10/27 at 100.00	N/R	361,892
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	511,090
2,315	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	AA-	2,836,430

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
$ 1,000	5.000%, 12/01/34 (AMT)	12/28 at 100.00	A	$1,184,250
4,000	5.000%, 12/01/35 (AMT)	12/28 at 100.00	A	4,720,720
500	Denver International Business Center Metropolitan District 1, Denver, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2019B, 6.000%, 12/01/48	6/24 at 103.00	N/R	468,265
970	Flying Horse Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2019, 6.000%, 12/01/49, 144A	9/24 at 103.00	N/R	839,981
	Grand Junction, Colorado, General Fund Revenue Bonds, Improvement Series 2020B:
1,650	4.000%, 3/01/45	3/30 at 100.00	AA	1,895,437
1,500	4.000%, 3/01/49	3/30 at 100.00	AA	1,711,890
1,050	Independence Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49	6/24 at 103.00	N/R	1,063,776
1,000	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 5.250%, 12/01/47	12/23 at 103.00	N/R	963,220
500	Lanterns Metropolitan District 1, Castle Rock, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	N/R	474,175
100	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	95,538
500	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	484,185
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
2,500	5.000%, 12/01/39	12/24 at 103.00	N/R	2,311,150
1,000	5.000%, 12/01/49	12/24 at 103.00	N/R	880,850
500	Palisade Park West Metropolitan District, Broomfield County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax, Series 2019A, 5.125%, 12/01/49	6/24 at 103.00	N/R	430,140
1,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A, 4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	A	1,698,090
1,305	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	1,298,384
1,865	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2016A, 5.000%, 11/01/46	11/26 at 100.00	Aa2	2,185,109
495	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	5/20 at 100.00	N/R	414,845
1,400	South Sloan's Lake Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019, 4.000%, 12/01/39 – AGM Insured	12/29 at 100.00	Baa3	1,602,062
500	Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	N/R	463,350
1,970	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019, 3.250%, 12/15/50 – AGM Insured	12/24 at 103.00	AA	2,048,544
1,500	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019, 5.375%, 12/01/39	12/23 at 103.00	N/R	1,449,555

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Windsor Highlands Metropolitan District 9, Windsor, Larimer County, Colorado, Limited Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39	9/24 at 103.00	N/R	$ 453,945
35,720	Total Colorado			37,767,003
	Connecticut – 0.5%
200	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc, Series 2004, 7.950%, 4/01/26 (AMT)	5/20 at 100.00	Caa1	186,070
100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/46, 144A	9/26 at 100.00	BB	97,001
2,025	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A, 3.000%, 7/01/39 – AGM Insured	7/29 at 100.00	A2	2,079,574
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,048,690
3,325	Total Connecticut			3,411,335
	Delaware – 0.0%
35	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	BB+	33,125
	District of Columbia – 0.5%
125	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	130,494
500	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Green Series 2019A, 5.000%, 10/01/39	10/29 at 100.00	Aa2	628,095
275	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/35	10/29 at 100.00	Baa2	288,224
415	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/26 (AMT)	No Opt. Call	AA-	490,999
1,500	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/34 (AMT)	10/29 at 100.00	AA-	1,808,040
2,815	Total District of Columbia			3,345,852
	Florida – 7.0%
3,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Healthcare Project, Series 2007A, 1.929%, 12/01/37 (3-Month LIBOR*67% reference rate + 0.870% spread) (6)	5/20 at 100.00	A3	2,878,470
345	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016, 4.125%, 5/01/31	5/27 at 100.00	N/R	333,284
1,000	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1, 5.625%, 11/01/49, 144A	11/29 at 100.00	N/R	1,035,610
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019A:
1,000	5.000%, 9/01/44	9/29 at 100.00	A	1,216,980
2,000	5.000%, 9/01/49	9/29 at 100.00	A	2,341,840
240	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc Project, Series 2015, 5.750%, 7/01/30, 144A	7/25 at 100.00	N/R	239,242

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,330	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/40, 144A	7/26 at 100.00	N/R	$1,294,210
1,000	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, Pineapple Cove Classical Academy, Series 2019A, 5.250%, 7/01/49, 144A	1/29 at 100.00	N/R	917,640
100	Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation, Inc Projects, Series 2018A, 5.375%, 6/15/48, 144A	6/28 at 100.00	N/R	100,156
50	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc, Series 2018, 6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	46,702
2,160	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	2,242,901
100	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 4.375%, 6/15/27, 144A	No Opt. Call	N/R	99,415
500	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A, 5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	475,090
100	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 5.000%, 10/15/47, 144A	10/27 at 100.00	Ba2	94,293
100	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2019A, 5.000%, 10/15/39, 144A	10/27 at 100.00	Ba2	97,682
500	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)	10/27 at 100.00	N/R	541,115
150	Copperspring Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2019, 4.000%, 12/15/39	12/29 at 100.00	N/R	138,229
1,000	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area One, Series 2018A, 5.100%, 5/01/48, 144A	5/28 at 100.00	N/R	991,680
2,000	Escambia County Health Facilities Authority, Florida, Health Care Facilities Revenue Bonds, Baptist Health Care Corporation Obligated, Series 2020A, 4.000%, 8/15/50	2/30 at 100.00	Baa2	2,100,540
300	Fiddlers Creek Community Development District 2, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2019, 5.000%, 5/01/35	5/29 at 100.00	N/R	321,183
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc Projects, Series 2016A, 4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	89,410
500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A, 6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	499,635
1,510	Florida Development Finance Corporation, Florida, Solid Waste Disposal Revenue Bonds, Waste Pro USA, Inc Project, Series 2019, 5.000%, 5/01/29, 144A (AMT)	5/22 at 105.00	N/R	1,523,378
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
10,100	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/20 at 105.00	N/R	8,953,347
2,515	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/20 at 105.00	N/R	2,224,090
500	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1, 5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	517,140
2,000	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A, 5.250%, 10/01/42	10/27 at 100.00	A3	2,446,620
4,000	JEA, Florida, Electric System Revenue Bonds, Subordinate Lien Series 2013C, 5.000%, 10/01/37	10/22 at 100.00	A3	4,330,520
180	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	N/R	185,476

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,000	Magic Place Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2019, 4.500%, 5/01/51	5/30 at 100.00	N/R	$869,160
1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25, 144A (AMT)	6/20 at 100.00	Baa2	1,003,950
100	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	91,245
	Miami-Dade County, Florida, General Obligation Bonds, Public Health Trust Program Series 2018A:
2,000	5.000%, 7/01/46	7/29 at 100.00	AA	2,410,260
2,000	5.000%, 7/01/47	7/29 at 100.00	AA	2,408,020
145	Mirada Community Development District, Pasco County, Florida, Bond Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24	11/20 at 100.00	N/R	145,120
160	North Park Isle Community Development District, Plant City, Florida, Special Assessment Revenue Bonds, Assessment Area 1, Series 2019, 4.500%, 5/01/40	5/29 at 100.00	N/R	147,638
245	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/44	10/29 at 100.00	BBB-	299,466
100	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019, 5.000%, 7/01/29	No Opt. Call	N/R	102,983
200	Rhodine Road North Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019, 4.750%, 5/01/50	5/29 at 100.00	N/R	195,962
1,560	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A, 5.750%, 11/15/54	11/26 at 103.00	N/R	1,286,236
500	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019, 5.250%, 5/01/49	5/29 at 100.00	N/R	516,555
500	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3B Project, Series 2019, 4.625%, 5/01/50	5/30 at 100.00	N/R	465,155
	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2019A:
100	4.625%, 5/01/39	5/29 at 100.00	N/R	93,435
200	4.750%, 5/01/50	5/29 at 100.00	N/R	181,866
100	Villamar Community Development District, Winter Haven, Florida, Special Assessment Revenue Bonds, Series 2019, 4.625%, 5/01/39	5/29 at 100.00	N/R	97,760
48,290	Total Florida			48,590,689
	Georgia – 2.2%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
1,500	6.750%, 1/01/35	1/28 at 100.00	N/R	1,604,745
500	7.000%, 1/01/40	1/28 at 100.00	N/R	537,135
5,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B, 4.000%, 7/01/49 (AMT)	7/29 at 100.00	AA-	5,257,400
1,000	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Series 2019D, 4.000%, 7/01/39 (AMT)	7/29 at 100.00	AA-	1,070,270

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 200	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A, 5.000%, 1/01/36	7/28 at 100.00	BBB+	$229,630
1,500	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds, Series 20188HH, 5.000%, 1/01/29	1/28 at 100.00	A-	1,740,720
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	BBB+	1,693,620
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A3	3,236,220
14,200	Total Georgia			15,369,740
	Guam – 0.3%
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	BB	1,019,910
1,100	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	1,106,358
95	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31 (AMT)	5/29 at 100.00	BB-	95,633
2,195	Total Guam			2,221,901
	Idaho – 0.2%
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A, 5.000%, 3/01/36	9/28 at 100.00	A-	1,198,740
	Illinois – 4.5%
500	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.250%, 3/01/41	3/28 at 100.00	N/R	466,330
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	1,063,490
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/35	12/24 at 100.00	BB-	1,359,190
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB-	1,009,700
2,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/31	12/26 at 100.00	AA+	2,330,700
100	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	99,297
1,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2016G, 5.000%, 1/01/52 (AMT)	1/27 at 100.00	A	1,093,190
1,830	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A, 5.000%, 1/01/27	No Opt. Call	BBB-	1,896,612
5,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47	11/28 at 100.00	A3	5,519,500
485	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	496,233
250	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46 (UB) (5)	10/25 at 100.00	AA-	288,800
1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BBB-	1,012,920

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A:
$ 1,060	4.000%, 6/15/50	12/29 at 100.00	BBB-	$967,982
4,000	4.000%, 6/15/50 – BAM Insured	12/29 at 100.00	AA	4,076,880
430	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 5.000%, 1/01/39	1/26 at 100.00	N/R	380,627
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second Lien Series 2020A:
5,000	5.000%, 1/01/29	No Opt. Call	AA-	5,853,300
3,000	5.000%, 1/01/30	No Opt. Call	AA-	3,554,250
28,990	Total Illinois			31,469,001
	Indiana – 1.4%
100	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.875%, 1/15/52, 144A	1/24 at 104.00	N/R	100,388
15	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	14,651
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Baa1	1,076,070
110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	Caa2	98,911
560	Indiana Finance Authority, Hospital Revenue Bonds, King's Daughters' Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	Baa2	567,218
2,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	A+	2,283,440
2,500	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 5.000%, 11/15/46	11/26 at 100.00	Aa2	2,889,650
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Series 2019B, 1.450%, 6/01/21	6/20 at 100.00	N/R	1,000,040
1,770	Northern Indiana Commuter Transportation District, Indiana, Limited Obligation Revenue Bonds, Series 2016, 5.000%, 7/01/35	7/26 at 100.00	AA-	2,113,858
9,055	Total Indiana			10,144,226
	Iowa – 0.8%
1,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health, Series 2016E, 4.000%, 8/15/46	2/26 at 100.00	A1	1,055,480
235	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	B	220,613
1,250	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	1,275,038
3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2018A, 3.750%, 12/01/33 (AMT)	12/26 at 100.00	A	3,108,570
5,485	Total Iowa			5,659,701
	Kentucky – 1.1%
60	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/35	2/30 at 100.00	BBB-	65,192

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$ 2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	Baa1	$2,075,580
1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/30	7/25 at 100.00	Baa2	1,042,120
2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018, 5.000%, 5/01/27	No Opt. Call	A-	2,343,340
1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 122, Series 2019A, 4.000%, 11/01/34	11/28 at 100.00	A1	1,121,290
1,100	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2016A, 3.000%, 5/15/35	11/25 at 100.00	Aa3	1,146,156
315	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A	318,036
7,475	Total Kentucky			8,111,714
	Louisiana – 0.1%
280	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Martin Parish GOMESA Project, Series 2019, 4.400%, 11/01/44, 144A	11/28 at 100.00	N/R	238,916
500	Louisiana Public Facilities Authority, Revenue Bonds, Young Audiences Charter School, Series 2019A, 5.000%, 4/01/57, 144A	4/27 at 100.00	N/R	429,290
780	Total Louisiana			668,206
	Maryland – 1.2%
4,000	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2019, 3.000%, 10/01/34	10/27 at 100.00	Aa1	4,245,240
500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (7)	5/20 at 100.00	N/R	347,500
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (7)	5/20 at 100.00	N/R	695,000
2,555	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016, 5.000%, 5/01/41	5/26 at 100.00	AA-	2,950,642
8,055	Total Maryland			8,238,382
	Massachusetts – 1.1%
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017:
165	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	163,297
1,000	5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	971,970
185	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K, 5.000%, 7/01/31	7/29 at 100.00	A3	228,155
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	2,151,160
4,000	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/43 (AMT)	7/26 at 100.00	AA	4,534,720
7,350	Total Massachusetts			8,049,302

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan – 1.0%
$ 5,000	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Limited Tax Series 2019, 3.000%, 5/01/49	5/29 at 100.00	AA	$5,163,100
2,000	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A, 4.000%, 2/15/50	8/29 at 100.00	A1	2,162,280
7,000	Total Michigan			7,325,380
	Minnesota – 1.4%
485	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	497,207
1,400	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A, 5.750%, 7/01/46	7/25 at 100.00	N/R	1,404,242
50	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	42,397
3,000	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.125%, 7/01/48	7/23 at 100.00	BB+	3,075,360
2,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A, 5.000%, 11/15/44	11/25 at 100.00	A3	2,303,020
1,135	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/40	12/25 at 100.00	Baa1	1,196,222
30	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46	4/26 at 100.00	N/R	20,400
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	1,001,980
9,100	Total Minnesota			9,540,828
	Mississippi – 0.3%
1,000	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, King Edward Mixed-Use Project, Refunding Series 2019A, 4.250%, 10/15/49 (Mandatory Put 10/15/39), 144A	10/26 at 100.00	N/R	823,950
1,140	University of Mississippi Educational Building Corporation, Revenue Bonds, Facilities Refinancing Project, Refunding Series 2019A, 3.000%, 10/01/34	10/29 at 100.00	Aa2	1,215,616
2,140	Total Mississippi			2,039,566
	Missouri – 2.2%
1,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 5.250%, 6/01/39	6/24 at 100.00	N/R	907,770
5,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, 5.000%, 3/01/44 (AMT)	3/29 at 100.00	A	5,599,800
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
2,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A	2,213,220
2,500	5.000%, 3/01/55 – AGM Insured (AMT)	3/29 at 100.00	A2	2,805,025
1,641	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2016D, 3.400%, 11/01/46	11/25 at 100.00	AA+	1,710,589

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 2,070	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017C, 3.300%, 12/01/47	2/27 at 100.00	AA+	$ 2,165,558
14,211	Total Missouri			15,401,962
	Nebraska – 0.5%
3,045	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2019A, 3.000%, 2/01/34	2/29 at 100.00	AA	3,254,618
	Nevada – 1.4%
2,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building Series 2019B, 3.000%, 6/15/36 – AGM Insured	6/29 at 100.00	A1	2,089,960
4,000	Clark County, Nevada, General Obligation Bonds, Las Vegas Convention & Visitors Authority Convention Center Expansion, Limited Tax Series 2019C, 3.000%, 7/01/38	7/29 at 100.00	AA+	4,133,480
	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
250	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	258,490
165	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	173,832
1,000	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	863,510
225	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A	12/25 at 100.00	BB	235,424
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 814 Summerlin Village 21& 24A, Series 2019:
175	4.000%, 6/01/39	6/29 at 100.00	N/R	157,983
745	4.000%, 6/01/49	6/29 at 100.00	N/R	632,267
100	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/47, 144A	7/25 at 100.00	BB+	96,388
850	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley Vista, Series 2019, 4.625%, 6/01/49	12/28 at 100.00	N/R	784,049
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
45	2.500%, 6/15/24, 144A	No Opt. Call	Ba2	43,545
80	2.750%, 6/15/28, 144A	No Opt. Call	Ba2	74,662
9,635	Total Nevada			9,543,590
	New Hampshire – 0.4%
1,761	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	1,864,932
1,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, 144A (AMT)	7/23 at 100.00	B-	996,570
50	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/34	2/28 at 100.00	A	60,848
2,811	Total New Hampshire			2,922,350

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey – 2.1%
$ 725	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.125%, 7/01/29	7/27 at 100.00	Baa2	$697,428
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019, 4.000%, 7/01/38	7/29 at 100.00	A	1,091,890
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
1,490	5.000%, 12/15/32	12/28 at 100.00	BBB+	1,610,258
1,000	5.000%, 12/15/33	12/28 at 100.00	BBB+	1,073,970
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 5.250%, 6/15/43	12/28 at 100.00	BBB+	1,067,490
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
2,000	4.000%, 6/15/36	12/28 at 100.00	BBB+	1,999,720
2,000	4.000%, 6/15/37	12/28 at 100.00	BBB+	1,989,940
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Taxable Series 2019B, 4.131%, 6/15/42	No Opt. Call	BBB+	4,854,550
14,215	Total New Jersey			14,385,246
	New York – 11.3%
2,015	Build New York City Resource Corporation, New York, Revenue Bonds, Children's Aid Society Project, Series 2015, 5.000%, 7/01/40	7/25 at 100.00	A+	2,319,164
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015E, 3.250%, 3/15/35	9/23 at 100.00	AA+	2,567,150
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/47	2/30 at 100.00	Aa1	5,629,450
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Green Series 2016B, 5.000%, 11/15/37	11/26 at 100.00	A-	5,531,900
400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/50	1/26 at 103.00	N/R	354,864
6,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	7,302,660
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series AA, 4.000%, 6/15/38	12/29 at 100.00	AA+	2,312,920
1,300	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1, 4.000%, 6/15/40	12/29 at 100.00	AA+	1,491,945
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-2, 4.000%, 6/15/41	12/29 at 100.00	AA+	2,289,740
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2020 Subseries S-1B:
5,000	4.000%, 7/15/41	7/29 at 100.00	AA	5,677,550
1,240	3.000%, 7/15/49	7/29 at 100.00	AA	1,264,366
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/36	7/25 at 100.00	AA	2,309,300
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	2,284,300

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build America Taxable Bonds, Series 2010A-1, 5.508%, 8/01/37	No Opt. Call	Aa1	$6,544,850
3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries A-3, 3.000%, 5/01/45	5/29 at 100.00	Aa1	3,055,710
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries B-1:
3,000	4.000%, 11/01/37	11/29 at 100.00	Aa1	3,463,920
2,000	4.000%, 11/01/38	11/29 at 100.00	Aa1	2,299,640
1,500	New York City, New York, General Obligation Bonds, Fiscal 2017 Series A-1, 5.000%, 8/01/37 (UB) (5)	8/26 at 100.00	AA	1,774,500
1,200	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1, 5.000%, 12/01/40	12/28 at 100.00	AA	1,463,976
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	2,031,180
3,815	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A	11/24 at 100.00	N/R	4,043,938
1,085	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	1,035,980
1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	954,790
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,, 3.000%, 6/15/38	6/29 at 100.00	AAA	1,049,240
1,500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Series 2013A-1, 5.000%, 3/15/32	3/23 at 100.00	Aa1	1,634,745
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
1,000	5.000%, 1/01/23 (AMT)	No Opt. Call	Baa3	1,009,990
2,600	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa3	2,566,746
55	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015, 5.000%, 1/01/22 (AMT)	No Opt. Call	Baa2	55,944
755	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	771,897
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Second Series 2017, 5.000%, 10/15/36 (AMT)	4/27 at 100.00	AA-	1,182,830
750	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB+	770,940
1,200	Westchester County Health Care Corporation, New York, Revenue Bonds, Senior Lien, Series 2000A, 5.000%, 11/01/30	11/21 at 100.00	BBB-	1,257,072

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 160	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds, Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A, 5.000%, 10/15/39	10/29 at 100.00	N/R	$ 163,528
70,075	Total New York			78,466,725
	North Carolina – 1.1%
2,500	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Refunding Series 2016B, 5.000%, 10/01/40	10/26 at 100.00	AA+	2,984,725
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Series 2018:
1,000	5.000%, 1/01/32 – AGM Insured	1/29 at 100.00	BBB	1,159,040
1,000	5.000%, 1/01/33 – AGM Insured	1/29 at 100.00	BBB	1,156,310
1,305	5.000%, 1/01/34 – AGM Insured	1/29 at 100.00	BBB	1,504,795
1,025	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2020A, 5.000%, 5/01/35 (AMT)	5/30 at 100.00	Aa3	1,244,945
6,830	Total North Carolina			8,049,815
	Ohio – 2.5%
255	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57	6/30 at 22.36	N/R	28,338
1,250	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48	6/30 at 100.00	BBB+	1,341,750
4,850	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	4,310,437
	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
1,000	5.750%, 12/01/34	12/22 at 100.00	N/R	945,010
1,000	6.000%, 12/01/43	12/22 at 100.00	N/R	934,190
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Taxable Refunding Senior Lien Series 2020A:
615	1.780%, 1/01/24	No Opt. Call	Aa3	624,526
875	1.880%, 1/01/25	No Opt. Call	Aa3	888,659
850	2.034%, 1/01/26	No Opt. Call	Aa3	865,725
300	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	1,125
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	3,750
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (7)	No Opt. Call	N/R	11,250
1,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	B-	930,905
295	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	337,542

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,085	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (7)	No Opt. Call	N/R	$11,569
2,765	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	10,369
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (7)	No Opt. Call	N/R	1,013,270
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2019B, 3.000%, 12/01/33	12/29 at 100.00	AAA	5,399,250
28,165	Total Ohio			17,657,665
	Pennsylvania – 3.1%
180	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A	5/28 at 100.00	Ba3	185,173
175	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A	5/28 at 100.00	N/R	178,318
1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Ba3	1,010,050
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BBB	1,111,830
300	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2020, 4.125%, 11/30/20, 144A	7/20 at 100.00	N/R	293,381
240	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/31	7/29 at 100.00	A	306,365
735	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/40	1/29 at 100.00	A+	904,851
2,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/43	12/26 at 100.00	A2	2,329,360
200	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 5.000%, 6/01/22	No Opt. Call	Ba2	209,998
4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2005, 5.000%, 7/01/27	No Opt. Call	A2	4,758,360
1,000	Pennsylvania Economic Development Financing Authority, Governmental Lease Revenue Bonds, Forum Place Project, Series 2012, 5.000%, 3/01/34 (Pre-refunded 3/01/22)	3/22 at 100.00	A (8)	1,073,060
3,000	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	3,259,050
2,375	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Refunding Series 2017, 5.000%, 5/01/33	11/27 at 100.00	A3	2,772,029
1,500	Philadelphia Authority for Industrial Development, Pennsylvania, City Service Agreement Revenue Bonds, Series 2018, 5.000%, 5/01/38	5/28 at 100.00	A-	1,818,495
1,560	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/32	7/27 at 100.00	Ba1	1,711,476
19,265	Total Pennsylvania			21,921,796

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico – 3.8%
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
$ 1,160	6.125%, 7/01/24	No Opt. Call	CC	$1,209,300
600	6.000%, 7/01/38	5/20 at 100.00	CC	607,500
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
2,000	5.000%, 7/01/21	No Opt. Call	CC	1,850,000
2,500	5.000%, 7/01/22	No Opt. Call	CC	2,356,250
1,300	5.250%, 7/01/42	7/22 at 100.00	CC	1,238,250
30	6.000%, 7/01/47	7/22 at 100.00	CC	29,550
3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (7)	7/20 at 100.00	D	2,145,000
175	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/27 (7)	4/20 at 100.00	D	124,250
500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA, 3.978%, 7/01/24 (7)	7/20 at 100.00	D	356,250
1,375	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 3.895%, 7/01/20 (7)	No Opt. Call	D	965,937
100	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A, 4.123%, 7/01/43 (7)	7/23 at 100.00	D	73,000
2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 4.044%, 7/01/32 (7)	7/20 at 100.00	D	1,427,500
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (7)	4/20 at 100.00	D	705,000
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2004I:
2,170	2.790%, 7/01/33 (7)	5/20 at 100.00	N/R	1,773,975
1,140	2.780%, 7/01/36 (7)	5/20 at 100.00	Baa3	897,750
1,240	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2009Q, 2.820%, 7/01/39 (7)	4/20 at 100.00	N/R	1,027,650
3,520	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2011S, 2.800%, 7/01/41 (7)	7/21 at 100.00	D	2,921,600
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
7,500	0.000%, 7/01/46	7/28 at 41.38	N/R	1,782,525
2,500	5.000%, 7/01/58	7/28 at 100.00	N/R	2,437,375
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	2,353,825
36,310	Total Puerto Rico			26,282,487
	South Carolina – 3.1%
4,390	Florence, South Carolina, Combined Waterworks and Sewerage System Revenue Bonds, Refunding & Capital Improvement Series 2019, 3.000%, 9/01/37	9/29 at 100.00	AA-	4,659,546
2,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	2,067,960

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 1,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (AMT)	No Opt. Call	BBB	$1,049,810
1,000	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, Lowcountry Leadership Charter School Project, Series 2019A, 5.000%, 12/01/49, 144A	12/29 at 100.00	Baa3	1,086,490
2,500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/48	5/28 at 100.00	AA-	2,896,375
1,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A-	1,125,600
1,500	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A-	1,572,720
1,730	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/34	6/24 at 100.00	A-	1,908,640
1,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A-	1,614,870
1,000	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/29 (AMT)	7/28 at 100.00	A+	1,213,290
2,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series 2016A, 3.000%, 10/01/36	10/25 at 100.00	A	2,055,080
250	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 5.000%, 12/01/31	12/23 at 100.00	N/R	250,315
19,870	Total South Carolina			21,500,696
	Tennessee – 0.4%
1,000	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 5.000%, 7/01/33	7/23 at 100.00	Baa1	1,095,940
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.625%, 6/15/47, 144A (7)	6/27 at 100.00	N/R	60,000
1,450	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A3	1,486,149
2,550	Total Tennessee			2,642,089
	Texas – 6.0%
	Austin, Texas, Airport System Revenue Bonds, Series 2019B:
1,500	5.000%, 11/15/44 (AMT)	11/29 at 100.00	A	1,742,895
1,000	5.000%, 11/15/48 (AMT)	11/29 at 100.00	A	1,172,860
1,500	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2017B, 2.500%, 8/15/43	8/20 at 100.00	AAA	1,507,275
3,000	Dallas Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/15/34	8/24 at 100.00	AAA	3,425,400
50	Fate, Rockwall County, Texas, Special Assessment Revenue Bonds, Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1, Series 2019, 4.250%, 8/15/49, 144A	8/27 at 100.00	N/R	41,640
5,585	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C, 4.000%, 10/01/49	4/30 at 100.00	A2	6,139,088
850	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Taxable Refunding Subordinate Lien Series 2020B Tela Supported, 1.724%, 10/01/25	No Opt. Call	AA	846,532

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 100	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	$97,562
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (AMT)	7/25 at 100.00	BB-	1,970,440
7,800	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2016B, 5.000%, 11/15/36	11/26 at 100.00	Aa2	9,341,904
225	Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public Improvement District 1 Improvement Area 1 Project, Series 2019, 4.875%, 9/01/44, 144A	9/29 at 100.00	N/R	194,310
	Mesquite, Texas, Special Assessment Bonds, Iron Horse Public Improvement District Project, Series 2019:
500	5.750%, 9/15/39, 144A	9/29 at 100.00	N/R	446,765
500	6.000%, 9/15/49, 144A	9/29 at 100.00	N/R	438,525
1,000	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	1,023,380
640	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT)	12/23 at 103.00	N/R	584,077
275	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (4), (7)	1/26 at 102.00	N/R	137,500
25	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	21,163
145	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	CCC	118,646
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A, 5.000%, 1/01/38	1/29 at 100.00	A+	2,413,300
100	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 1 Project, Series 2019, 4.750%, 9/01/49, 144A	9/29 at 100.00	N/R	81,760
100	Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails Public Improvement District 2 Phase 2-6 Major Improvement Project, Series 2019, 5.500%, 9/01/39, 144A	9/29 at 100.00	N/R	85,711
2,500	Tarrant County Cultural Education Facilities Finance Corporation Revenue Bonds, Texas, Christus Health, Refunding Series 2018B, 5.000%, 7/01/35	1/29 at 100.00	A+	3,081,475
1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A, 5.500%, 11/15/45 (7)	11/25 at 100.00	N/R	700,000
5,000	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Taxable Refunding Senior Lien Series 2019B, 3.922%, 12/31/49	No Opt. Call	Baa2	4,957,350
1,090	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 3.000%, 8/15/40	8/30 at 100.00	A3	1,105,685
38,485	Total Texas			41,675,243
	Utah – 0.8%
250	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT)	12/27 at 100.00	N/R	231,622

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah (continued)
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A:
$ 1,000	5.000%, 7/01/43 (AMT)	7/28 at 100.00	A2	$1,137,110
1,000	5.250%, 7/01/48 (AMT)	7/28 at 100.00	A2	1,146,170
500	Utah Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A, 6.500%, 10/15/33	5/20 at 100.00	BB+	501,060
2,500	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2018B-1, 5.000%, 5/15/56 (Mandatory Put 8/01/22)	5/22 at 100.00	AA+	2,665,675
5,250	Total Utah			5,681,637
	Virgin Islands – 0.1%
500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A, 6.625%, 10/01/29	5/20 at 100.00	Caa3	482,140
	Virginia – 0.8%
250	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 5.400%, 3/01/45, 144A	3/25 at 100.00	N/R	245,953
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	Baa1	3,092,370
100	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018, 5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	103,498
1,570	Virginia Port Authority, General Fund Revenue Bonds, Series 2015, 5.000%, 7/01/40 (AMT)	7/25 at 100.00	AA+	1,806,991
100	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41, 144A	4/28 at 112.76	N/R	104,124
5,020	Total Virginia			5,352,936
	Washington – 1.4%
1,615	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	A+	1,928,003
1,070	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 2015, 5.000%, 12/01/45	12/25 at 100.00	AA-	1,240,900
480	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	435,427
245	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2019A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	222,249
3,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/58	7/28 at 100.00	AA-	3,565,020
200	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45, 144A	7/25 at 100.00	N/R	206,868
1,855	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Series 2017B, 5.000%, 8/01/40	8/26 at 100.00	AA+	2,200,550
8,465	Total Washington			9,799,017

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	West Virginia – 0.0%
$ 100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	$ 102,067
	Wisconsin – 1.9%
105	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2019A, 5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	94,732
135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School, North Carolina, Series 2017A, 4.250%, 6/15/29, 144A	6/24 at 100.00	N/R	127,883
250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 5.625%, 7/01/45, 144A	7/25 at 100.00	N/R	236,003
100	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A, 5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	88,918
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
3	0.000%, 1/01/47, 144A	No Opt. Call	N/R	73
3	0.000%, 1/01/48, 144A	No Opt. Call	N/R	63
3	0.000%, 1/01/49, 144A	No Opt. Call	N/R	61
3	0.000%, 1/01/50, 144A	No Opt. Call	N/R	57
2	0.000%, 1/01/51, 144A	No Opt. Call	N/R	55
3	0.000%, 1/01/52, 144A	No Opt. Call	N/R	69
3	0.000%, 1/01/53, 144A	No Opt. Call	N/R	67
3	0.000%, 1/01/54, 144A	No Opt. Call	N/R	63
3	0.000%, 1/01/55, 144A	No Opt. Call	N/R	61
3	0.000%, 1/01/56, 144A	No Opt. Call	N/R	59
147	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	114,766
3	0.000%, 1/01/57, 144A	No Opt. Call	N/R	63
3	0.000%, 1/01/58, 144A	No Opt. Call	N/R	60
3	0.000%, 1/01/59, 144A	No Opt. Call	N/R	58
3	0.000%, 1/01/60, 144A	No Opt. Call	N/R	55
3	0.000%, 1/01/61, 144A	No Opt. Call	N/R	53
3	0.000%, 1/01/62, 144A	No Opt. Call	N/R	50
3	0.000%, 1/01/63, 144A	No Opt. Call	N/R	48
3	0.000%, 1/01/64, 144A	No Opt. Call	N/R	46
3	0.000%, 1/01/65, 144A	No Opt. Call	N/R	44
3	0.000%, 1/01/66, 144A	No Opt. Call	N/R	45
35	0.000%, 1/01/67, 144A	No Opt. Call	N/R	505
750	Public Finance Authority of Wisconsin, Education Revenue Bonds, The Capitol Encore Academy, Series 2019A, 5.250%, 6/01/39, 144A	6/27 at 102.00	N/R	639,998
1,000	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	893,750
2,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	1,979,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 105	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	$91,837
500	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A, 6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	519,240
1,100	Public Finance Authority, Educational Revenue Bonds, Wisconsin, Wilson Preparatory Academy, Series 2019A, 5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	998,954
1,210	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (AMT)	5/26 at 100.00	Baa3	1,141,018
30	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic Medicine, Senior Series 2019A-1, 7.750%, 12/01/48, 144A (7)	12/28 at 100.00	N/R	30,431
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019, 3.125%, 12/15/49	12/29 at 100.00	A1	2,526,800
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Taxable Series 2020A:
2,000	1.799%, 5/01/24	No Opt. Call	Aa2	1,992,380
1,140	1.899%, 5/01/25	No Opt. Call	Aa2	1,138,359
765	2.096%, 5/01/26	No Opt. Call	Aa2	767,632
13,931	Total Wisconsin			13,383,556
$ 641,858	Total Municipal Bonds (cost $667,194,675)			655,120,127

Shares	Description (1)	Value
	COMMON STOCKS – 1.1%
	Electric Utilities – 1.1%
327,444	Energy Harbor Corp (9), (10), (11)	$ 7,408,421
	Total Common Stocks (cost $4,310,268)	7,408,421

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.3%
	Commercial Services & Supplies – 0.0%
$ 51	EWM P1 LLC (cash 13.750%, PIK 1.250%) (4), (7)	15.000%	9/01/28	N/R	$1
41	EWM P1 LLC (4), (7)	15.000%	9/01/28	N/R	—
92	Total Commercial Services & Supplies				1
	Metals & Mining – 0.3%
3,000	United States Steel Corp	6.250%	3/15/26	Caa2	1,950,000
	Real Estate Management & Development – 0.0%
295	Zilkha Biomass Selma LLC (4), (7)	10.000%	8/01/38	N/R	5,927
$ 3,387	Total Corporate Bonds (cost $3,009,151)				1,955,928
	Total Long-Term Investments (cost $674,514,094)				664,484,476

Nuveen Strategic Municipal Opportunities Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.8%
	MUNICIPAL BONDS – 0.8%
	National – 0.5%
$ 3,600	JPMorgan Chase Putters / Drivers Trust Various States, Variable Rate Demand Obligations, Series 5029, 4.960%, 12/01/21 (AMT) (Mandatory Put 5/04/20), 144A (12)	No Opt. Call	F1+	$ 3,600,000
	Florida – 0.3%
1,800	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (12)	6/20 at 104.00	N/R	1,630,061
$ 5,400	Total Short-Term Investments (cost $5,400,000)			5,230,061
	Total Investments (cost $679,914,094) – 96.2%			669,714,537
	Floating Rate Obligations – (0.5)%			(3,800,000)
	Other Assets Less Liabilities – 4.3% (13)			30,564,013
	Net Assets – 100%			$ 696,478,550

Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(90)	6/20	$(11,940,666)	$(12,481,875)	$(541,209)	$12,656

Total receivable for variation margin on futures contracts	$12,656
Total payable for variation margin on futures contracts	$( —)

Credit Default Swaps - OTC Uncleared
Counterparty	Referenced Entity	Buy/Sell Protection (14)	Current Credit Spread (15)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	1.88%	$2,500,000	1.000%	Quarterly	6/21/21	$(25,680)	$(71,093)	$45,413
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(9)	Common Stock received as part of the bankruptcy settlements for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33.
(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(12)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(14)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(15)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2020
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Assets
Long-term investments, at value (cost $24,079,792,743, $5,282,193,430 and $674,514,094, respectively)	$23,985,184,516	$5,190,323,810	$664,484,476
Short-term investments, at value (cost $7,053,319, $62,610,933 and $5,400,000, respectively)	6,614,930	58,708,497	5,230,061
Cash	—	8,942,994	27,800,398
Cash collateral at brokers for investments in futures contracts(1)	24,064,901	4,628,391	175,000
Cash collateral at brokers for investments in swaps(1)	14,060,000	—	—
Cash collateral at brokers for investments in inverse floating rate transactions(1)	74,480,000	—	—
Unrealized appreciation on credit default swaps	1,642,097	183,960	45,413
Receivable for:
Interest	387,370,862	71,414,805	7,993,566
Investments sold	389,935,779	62,654,708	—
From Adviser	1,485,839	4,317,711	—
Shares sold	97,056,603	20,133,094	9,644,653
Variation margin on futures contracts	1,629,328	287,063	12,656
Other assets	16,744,158	616,353	400,502
Total assets	25,000,269,013	5,422,211,386	715,786,725
Liabilities
Borrowings	326,300,000	141,100,000	—
Cash overdraft	102,917,339	—	—
Floating rate obligations	4,951,881,000	126,145,000	3,800,000
Credit default swaps premiums received	10,277,302	286,679	71,093
Unrealized depreciation on credit default swaps	2,556,979	—	—
Payable for:
Dividends	21,762,372	4,848,199	2,483
Interest	35,222,294	625,096	19,579
Investments purchased - regular settlement	81,474,208	31,181,942	13,053,425
Investments purchased - when-issued/delayed-delivery settlement	102,654,462	—	—
Shares redeemed	99,462,264	33,550,245	1,824,646
Accrued expenses:
Management fees	8,590,837	2,563,974	266,048
Trustees fees	1,258,640	199,315	4,796
12b-1 distribution and service fees	2,815,354	387,626	42,503
Other	5,921,889	1,704,300	223,602
Total liabilities	5,753,094,940	342,592,376	19,308,175
Net assets	$19,247,174,073	$5,079,619,010	$696,478,550

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Class A Shares
Net assets	$ 6,514,930,171	$1,144,854,441	$147,502,427
Shares outstanding	401,714,819	117,683,602	13,811,199
Net asset value ("NAV") per share	$ 16.22	$ 9.73	$ 10.68
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 2.50% and 3.00%, respectively, of offering price)	$ 16.93	$ 9.98	$ 11.01
Class C Shares
Net assets	$ 1,425,925,994	$ 171,066,398	$ 20,752,421
Shares outstanding	88,018,733	17,583,498	1,944,146
NAV and offering price per share	$ 16.20	$ 9.73	$ 10.67
Class C2 Shares
Net assets	$ 356,385,040	$ 14,317,790	$ —
Shares outstanding	21,988,894	1,471,937	—
NAV and offering price per share	$ 16.21	$ 9.73	$ —
Class R6 Shares
Net assets	$ 1,821,590,039	$ —	$ —
Shares outstanding	112,244,256	—	—
NAV and offering price per share	$ 16.23	$ —	$ —
Class I Shares
Net assets	$ 9,128,342,829	$3,749,380,381	$528,223,702
Shares outstanding	562,848,601	384,723,526	49,405,525
NAV and offering price per share	$ 16.22	$ 9.75	$ 10.69
Fund level net assets consist of:
Capital paid-in	$20,213,495,468	$5,334,893,791	$706,470,592
Total distributable earnings	(966,321,395)	(255,274,781)	(9,992,042)
Fund level net assets	$19,247,174,073	$5,079,619,010	$696,478,550
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives and inverse floating rate transactions.
See accompanying notes to financial statements.

Statement of Operations
Year Ended March 31, 2020
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Investment Income	$ 1,257,612,266	$ 266,055,746	$ 14,900,084
Expenses
Management fees	101,261,352	30,480,822	2,325,500
12b-1 service fees - Class A Shares	14,989,507	2,594,664	220,169
12b-1 distribution and service fees - Class C Shares	14,698,089	1,767,710	131,793
12b-1 distibution and service fees - Class C2 Shares	4,007,357	166,205	—
Shareholder servicing agent fees	7,695,287	2,194,663	194,782
Interest expense	96,568,859	3,078,184	111,164
Custodian fees	1,970,593	696,409	80,183
Professional fees	1,105,868	265,380	48,531
Trustees fees	519,293	151,781	11,724
Shareholder reporting expenses	883,747	243,172	40,126
Federal and state registration fees	1,337,258	437,578	177,926
Other	186,480	77,936	12,770
Total expenses before fee waiver/expense reimbursement	245,223,690	42,154,504	3,354,668
Fee waiver/expense reimbursement	—	—	(83,243)
Net expenses	245,223,690	42,154,504	3,271,425
Net investment income (loss)	1,012,388,576	223,901,242	11,628,659
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(306,017,671)	(112,959,599)	5,755,234
Futures contracts	(144,127,841)	(23,240,596)	(1,831,292)
Swaps	4,911,467	(1,074,342)	83,758
Change in net unrealized appreciation (depreciation) of:
Investments	(1,072,521,222)	(257,626,915)	(21,640,424)
Futures contracts	(58,127,775)	(8,933,226)	(526,285)
Swaps	(4,938,152)	1,387,724	(92,779)
Net realized and unrealized gain (loss)	(1,580,821,194)	(402,446,954)	(18,251,788)
Net increase (decrease) in net assets from operations	$ (568,432,618)	$(178,545,712)	$ (6,623,129)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	High Yield		Short Duration High Yield
	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19
Operations
Net investment income (loss)	$ 1,012,388,576	$ 889,406,905	$ 223,901,242	$ 178,440,260
Net realized gain (loss) from:
Investments	(306,017,671)	3,595,121	(112,959,599)	10,386,486
Futures contracts	(144,127,841)	(51,400,935)	(23,240,596)	(3,116,022)
Swaps	4,911,467	4,852,479	(1,074,342)	1,985,229
Change in net unrealized appreciation (depreciation) of:
Investments	(1,072,521,222)	381,023,172	(257,626,915)	123,863,483
Futures contracts	(58,127,775)	(21,415,479)	(8,933,226)	(3,896,561)
Swaps	(4,938,152)	(2,966,802)	1,387,724	(5,228,974)
Net increase (decrease) in net assets from operations	(568,432,618)	1,203,094,461	(178,545,712)	302,433,901
Distributions to Shareholders
Dividends:
Class A Shares	(355,591,140)	(294,092,824)	(45,931,738)	(34,791,430)
Class C Shares	(58,240,817)	(49,208,991)	(4,850,989)	(4,013,808)
Class C2 Shares	(22,551,554)	(34,927,806)	(660,081)	(932,452)
Class R6 Shares	(36,236,870)	(851,813)	—	—
Class I Shares	(549,685,164)	(504,753,799)	(173,181,274)	(134,012,982)
Decrease in net assets from distributions to shareholders	(1,022,305,545)	(883,835,233)	(224,624,082)	(173,750,672)
Fund Share Transactions
Proceeds from sale of shares	11,404,264,577	7,449,424,552	2,738,876,133	2,735,525,697
Proceeds from shares issued to shareholders due to reinvestment of distributions	777,680,752	679,499,575	166,253,933	126,228,811
	12,181,945,329	8,128,924,127	2,905,130,066	2,861,754,508
Cost of shares redeemed	(9,765,383,096)	(6,137,026,147)	(2,929,919,886)	(1,461,245,684)
Net increase (decrease) in net assets from Fund share transactions	2,416,562,233	1,991,897,980	(24,789,820)	1,400,508,824
Capital contribution from the Adviser	1,485,839	—	4,317,711	—
Net increase (decrease) in net assets	827,309,909	2,311,157,208	(423,641,903)	1,529,192,053
Net assets at the beginning of period	18,419,864,164	16,108,706,956	5,503,260,913	3,974,068,860
Net assets at the end of period	$19,247,174,073	$18,419,864,164	$ 5,079,619,010	$ 5,503,260,913

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Strategic Municipal Opportunities
	Year Ended 3/31/20	Year Ended 3/31/19
Operations
Net investment income (loss)	$ 11,628,659	$ 5,650,673
Net realized gain (loss) from:
Investments	5,755,234	(1,002,824)
Futures contracts	(1,831,292)	124,222
Swaps	83,758	83,529
Change in net unrealized appreciation (depreciation) of:
Investments	(21,640,424)	11,931,903
Futures contracts	(526,285)	68,040
Swaps	(92,779)	(53,204)
Net increase (decrease) in net assets from operations	(6,623,129)	16,802,339
Distributions to Shareholders
Dividends:
Class A Shares	(3,445,636)	(906,308)
Class C Shares	(306,539)	(81,512)
Class C2 Shares	—	—
Class R6 Shares	—	—
Class I Shares	(11,585,952)	(3,608,854)
Decrease in net assets from distributions to shareholders	(15,338,127)	(4,596,674)
Fund Share Transactions
Proceeds from sale of shares	616,342,515	204,649,313
Proceeds from shares issued to shareholders due to reinvestment of distributions	15,317,034	4,175,314
	631,659,549	208,824,627
Cost of shares redeemed	(186,966,127)	(64,595,995)
Net increase (decrease) in net assets from Fund share transactions	444,693,422	144,228,632
Capital contribution from the Adviser	—	—
Net increase (decrease) in net assets	422,732,166	156,434,297
Net assets at the beginning of period	273,746,384	117,312,087
Net assets at the end of period	$ 696,478,550	$273,746,384
See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended March 31, 2020
High Yield
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ (568,432,618)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(9,544,793,313)
Proceeds from sales and maturities of investments	5,399,601,226
Proceeds from (Purchases of) short-term investments, net	(4,815,104)
Payment-in-kind distributions	(1,112,036)
Premiums received (paid) for credit default swaps	(3,134,477)
Amortization (Accretion) of premiums and discounts, net	(67,462,543)
(Increase) Decrease in:
Receivable for interest	(79,696,416)
Receivable for investments sold	69,559,060
Receivable for from Adviser	(1,485,839)
Receivable for variation margin on futures contracts	3,846,928
Other assets	(15,314,718)
Increase (Decrease) in:
Payable for interest	35,222,294
Payable for investments purchased - regular settlement	46,083,918
Payable for investments purchased - when-issued/delayed-delivery settlement	(8,631,416)
Accrued management fees	1,299,618
Accrued Trustees fees	151,549
Accrued 12b-1 distribution and service fees	324,959
Accrued other expenses	2,112,427
Net realized (gain) loss from:
Investments	306,017,671
Paydowns	29,670,117
Change in net unrealized (appreciation) depreciation of:
Investments	1,072,521,222
Swaps	4,938,152
Net cash provided by (used in) operating activities	(3,323,529,339)
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	102,917,339
Proceeds from borrowings	326,300,000
Proceeds from floating rate obligations	1,439,192,000
Cash distributions paid to shareholders	(240,743,703)
Capital contribution from the Adviser	1,485,839
Proceeds from sale of shares	11,391,629,540
Cost of shares redeemed	(9,708,981,838)
Net cash provided by (used in) financing activities	3,311,799,177
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(11,730,162)
Cash and cash collateral at brokers at the beginning of period	124,335,063
Cash and cash collateral at brokers at the end of period	112,604,901
Supplemental Disclosure of Cash Flow Information	High Yield
Cash paid for interest (excluding borrowing costs)	$ 57,423,939
Non-cash financing activities not included herein consists of reinvestments of share distributions	777,680,752
See accompanying notes to financial statements.

Financial Highlights
High Yield
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/99)
March 31, 2020	$17.42	$0.84	$(1.19)	$(0.35)	$(0.85)	$ —	$(0.85)	$16.22
March 31, 2019	17.10	0.89	0.31	1.20	(0.88)	—	(0.88)	17.42
March 31, 2018	16.73	0.88	0.39	1.27	(0.90)	—	(0.90)	17.10
March 31, 2017(e)	17.54	0.83	(0.79)	0.04	(0.85)	—	(0.85)	16.73
April 30, 2016	17.16	0.97	0.35	1.32	(0.94)	—	(0.94)	17.54
April 30, 2015	16.45	0.96	0.70	1.66	(0.95)	—	(0.95)	17.16
Class C (2/14)
March 31, 2020	17.41	0.70	(1.20)	(0.50)	(0.71)	—	(0.71)	16.20
March 31, 2019	17.09	0.75	0.31	1.06	(0.74)	—	(0.74)	17.41
March 31, 2018	16.71	0.75	0.39	1.14	(0.76)	—	(0.76)	17.09
March 31, 2017(e)	17.52	0.71	(0.79)	(0.08)	(0.73)	—	(0.73)	16.71
April 30, 2016	17.14	0.82	0.36	1.18	(0.80)	—	(0.80)	17.52
April 30, 2015	16.43	0.82	0.71	1.53	(0.82)	—	(0.82)	17.14
Class C2 (6/99)
March 31, 2020	17.41	0.74	(1.19)	(0.45)	(0.75)	—	(0.75)	16.21
March 31, 2019	17.09	0.79	0.32	1.11	(0.79)	—	(0.79)	17.41
March 31, 2018	16.71	0.79	0.39	1.18	(0.80)	—	(0.80)	17.09
March 31, 2017(e)	17.52	0.75	(0.79)	(0.04)	(0.77)	—	(0.77)	16.71
April 30, 2016	17.15	0.88	0.33	1.21	(0.84)	—	(0.84)	17.52
April 30, 2015	16.43	0.87	0.71	1.58	(0.86)	—	(0.86)	17.15
Class R6 (6/16)
March 31, 2020	17.44	0.89	(1.21)	(0.32)	(0.89)	—	(0.89)	16.23
March 31, 2019	17.11	0.93	0.32	1.25	(0.92)	—	(0.92)	17.44
March 31, 2018	16.72	0.92	0.40	1.32	(0.93)	—	(0.93)	17.11
March 31, 2017(f)	17.95	0.72	(1.22)	(0.50)	(0.73)	—	(0.73)	16.72
Class I (6/99)
March 31, 2020	17.42	0.88	(1.19)	(0.31)	(0.89)	—	(0.89)	16.22
March 31, 2019	17.10	0.92	0.32	1.24	(0.92)	—	(0.92)	17.42
March 31, 2018	16.73	0.92	0.38	1.30	(0.93)	—	(0.93)	17.10
March 31, 2017(e)	17.54	0.86	(0.78)	0.08	(0.89)	—	(0.89)	16.73
April 30, 2016	17.16	1.00	0.35	1.35	(0.97)	—	(0.97)	17.54
April 30, 2015	16.45	1.00	0.70	1.70	(0.99)	—	(0.99)	17.16

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(2.24)%	$ 6,514,930	1.19%	0.74%	4.70%	21%
7.25	6,402,945	1.12	0.75	5.20	20
7.68	5,256,581	0.98	0.76	5.14	17
0.21	4,261,316	0.88*	0.76*	5.25*	21
7.95	4,295,385	0.83	0.77	5.66	14
10.29	3,569,746	0.83	0.78	5.63	15

(3.00)	1,425,926	1.99	1.54	3.90	21
6.40	1,231,745	1.92	1.55	4.40	20
6.88	1,071,845	1.78	1.56	4.35	17
(0.53)	859,108	1.68*	1.56*	4.47*	21
7.09	687,487	1.62	1.56	4.84	14
9.42	402,338	1.63	1.58	4.81	15

(2.76)	356,385	1.74	1.29	4.17	21
6.66	657,653	1.68	1.31	4.64	20
7.15	917,882	1.53	1.31	4.60	17
(0.30)	1,057,592	1.43*	1.31*	4.71*	21
7.29	1,241,540	1.38	1.32	5.13	14
9.75	1,345,260	1.38	1.33	5.11	15

(1.99)	1,821,590	0.96	0.51	4.96	21
7.54	26,045	0.89	0.52	5.45	20
8.00	9,771	0.74	0.52	5.35	17
(2.81)	37,275	0.66*	0.54*	5.58*	21

(2.04)	9,128,343	0.99	0.54	4.90	21
7.48	10,101,476	0.92	0.55	5.40	20
7.87	8,852,628	0.78	0.56	5.35	17
0.40	6,896,385	0.68*	0.56*	5.44*	21
8.17	6,773,058	0.63	0.57	5.86	14
10.50	5,653,789	0.63	0.58	5.85	15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
(f)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Short Duration High Yield
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/13)
March 31, 2020	$10.34	$0.37	$(0.61)	$(0.24)	$(0.37)	$ —	$(0.37)	$ 9.73
March 31, 2019	10.09	0.38	0.24	0.62	(0.37)	—	(0.37)	10.34
March 31, 2018	9.87	0.39	0.20	0.59	(0.37)	—	(0.37)	10.09
March 31, 2017(e)	10.26	0.33	(0.41)	(0.08)	(0.31)	—	(0.31)	9.87
April 30, 2016	10.16	0.35	0.09	0.44	(0.34)	—	(0.34)	10.26
April 30, 2015	9.89	0.35	0.28	0.63	(0.36)	—	(0.36)	10.16
Class C (2/14)
March 31, 2020	10.35	0.28	(0.61)	(0.33)	(0.29)	—	(0.29)	9.73
March 31, 2019	10.08	0.30	0.26	0.56	(0.29)	—	(0.29)	10.35
March 31, 2018	9.87	0.31	0.19	0.50	(0.29)	—	(0.29)	10.08
March 31, 2017(e)	10.25	0.26	(0.41)	(0.15)	(0.23)	—	(0.23)	9.87
April 30, 2016	10.15	0.27	0.08	0.35	(0.25)	—	(0.25)	10.25
April 30, 2015	9.88	0.27	0.28	0.55	(0.28)	—	(0.28)	10.15
Class C2 (2/13)
March 31, 2020	10.34	0.31	(0.61)	(0.30)	(0.31)	—	(0.31)	9.73
March 31, 2019	10.09	0.32	0.25	0.57	(0.32)	—	(0.32)	10.34
March 31, 2018	9.87	0.33	0.21	0.54	(0.32)	—	(0.32)	10.09
March 31, 2017(e)	10.26	0.28	(0.41)	(0.13)	(0.26)	—	(0.26)	9.87
April 30, 2016	10.16	0.29	0.09	0.38	(0.28)	—	(0.28)	10.26
April 30, 2015	9.89	0.30	0.27	0.57	(0.30)	—	(0.30)	10.16
Class I (2/13)
March 31, 2020	10.36	0.39	(0.61)	(0.22)	(0.39)	—	(0.39)	9.75
March 31, 2019	10.10	0.40	0.25	0.65	(0.39)	—	(0.39)	10.36
March 31, 2018	9.88	0.41	0.20	0.61	(0.39)	—	(0.39)	10.10
March 31, 2017(e)	10.27	0.35	(0.41)	(0.06)	(0.33)	—	(0.33)	9.88
April 30, 2016	10.16	0.37	0.09	0.46	(0.35)	—	(0.35)	10.27
April 30, 2015	9.89	0.37	0.28	0.65	(0.38)	—	(0.38)	10.16

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(2.10)%	$1,144,854	0.81%	0.76%	3.50%	26%
6.29	1,110,838	0.82	0.77	3.73	20
6.05	812,332	0.81	0.77	3.85	30
(0.80)	725,411	0.81*	0.77*	3.57*	42
4.38	796,301	0.83	0.79	3.46	28
6.42	661,919	0.80	0.79	3.49	17

(2.97)	171,066	1.61	1.56	2.71	26
5.62	161,518	1.62	1.57	2.94	20
5.07	129,908	1.61	1.57	3.05	30
(1.46)	120,770	1.62*	1.58*	2.78*	42
3.53	110,390	1.63	1.59	2.66	28
5.59	75,883	1.60	1.59	2.64	17

(2.65)	14,318	1.36	1.31	2.97	26
5.73	27,275	1.37	1.32	3.18	20
5.49	33,269	1.36	1.32	3.31	30
(1.32)	34,518	1.37*	1.33*	3.03*	42
3.83	40,295	1.38	1.34	2.92	28
5.85	42,974	1.35	1.34	2.99	17

(1.93)	3,749,380	0.61	0.56	3.70	26
6.57	4,203,630	0.62	0.57	3.94	20
6.23	2,998,560	0.61	0.57	4.05	30
(0.64)	2,449,596	0.62*	0.58*	3.77*	42
4.67	2,518,596	0.63	0.59	3.66	28
6.61	2,150,389	0.60	0.59	3.69	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Strategic Municipal Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/14)
March 31, 2020	$10.83	$0.26	$(0.07)	$ 0.19	$(0.29)	$(0.05)	$(0.34)	$10.68
March 31, 2019	10.23	0.35	0.54	0.89	(0.29)	—	(0.29)	10.83
March 31, 2018	9.98	0.31	0.27	0.58	(0.33)	—	(0.33)	10.23
March 31, 2017(f)	10.52	0.29	(0.47)	(0.18)	(0.26)	(0.10)	(0.36)	9.98
April 30, 2016	10.07	0.28	0.44	0.72	(0.27)	—	(0.27)	10.52
April 30, 2015(g)	10.00	0.10	0.03	0.13	(0.06)	—	(0.06)	10.07
Class C (12/14)
March 31, 2020	10.82	0.17	(0.07)	0.10	(0.20)	(0.05)	(0.25)	10.67
March 31, 2019	10.22	0.27	0.53	0.80	(0.20)	—	(0.20)	10.82
March 31, 2018	9.97	0.22	0.28	0.50	(0.25)	—	(0.25)	10.22
March 31, 2017(f)	10.52	0.21	(0.47)	(0.26)	(0.19)	(0.10)	(0.29)	9.97
April 30, 2016	10.06	0.20	0.45	0.65	(0.19)	—	(0.19)	10.52
April 30, 2015(g)	10.00	0.06	0.04	0.10	(0.04)	—	(0.04)	10.06
Class I (12/14)
March 31, 2020	10.84	0.28	(0.07)	0.21	(0.31)	(0.05)	(0.36)	10.69
March 31, 2019	10.23	0.37	0.55	0.92	(0.31)	—	(0.31)	10.84
March 31, 2018	9.98	0.33	0.27	0.60	(0.35)	—	(0.35)	10.23
March 31, 2017(f)	10.53	0.30	(0.47)	(0.17)	(0.28)	(0.10)	(0.38)	9.98
April 30, 2016	10.08	0.30	0.44	0.74	(0.29)	—	(0.29)	10.53
April 30, 2015(g)	10.00	0.10	0.05	0.15	(0.07)	—	(0.07)	10.08

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.65%	$147,502	0.83%	0.81%	2.31%	0.81%	0.79%	2.33%	62%
8.82	66,541	0.91	0.88	3.28	0.83	0.80	3.37	50
5.86	14,215	0.99	0.95	2.81	0.83	0.79	2.97	73
(1.74)	8,379	0.99*	0.96*	2.94*	0.83*	0.80*	3.09*	58
7.27	2,301	1.29	1.28	2.45	0.92	0.91	2.82	59
1.33	608	1.55*	1.55*	2.08*	0.92*	0.92*	2.70*	12

0.86	20,752	1.63	1.61	1.51	1.61	1.59	1.53	62
7.95	6,859	1.71	1.68	2.46	1.63	1.60	2.55	50
5.00	2,931	1.79	1.75	2.00	1.63	1.59	2.16	73
(2.56)	1,737	1.79*	1.76*	2.10*	1.63*	1.60*	2.26*	58
6.49	618	1.99	1.98	1.70	1.72	1.71	1.96	59
1.02	84	2.36*	2.36*	1.02*	1.72*	1.72*	1.67*	12

1.87	528,224	0.63	0.61	2.51	0.61	0.59	2.53	62
9.10	200,355	0.71	0.68	3.46	0.63	0.60	3.55	50
6.04	100,166	0.80	0.76	3.00	0.63	0.59	3.17	73
(1.68)	74,276	0.79*	0.76*	3.07*	0.64*	0.61*	3.22*	58
7.45	56,699	0.97	0.96	2.66	0.72	0.71	2.90	59
1.47	13,198	1.38*	1.38*	2.03*	0.72*	0.72*	2.69*	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended March 31, 2017.
(g)	For the period December 16, 2014 (commencement of operations) through April 30, 2015.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”), Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) and Nuveen Strategic Municipal Opportunities Fund (“Strategic Municipal Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.
The end of the reporting period for the Funds is March 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $500,000 or more for High Yield and $250,000 or more for Short Duration High Yield and Strategic Municipal Opportunities are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% for High Yield and Strategic Municipal Opportunities and 0.70% for Short Duration High Yield if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an upfront sales charge.
Reimbursement from the Adviser
As of the end of the reporting period, the Adviser owes High Yield and Short Duration High Yield for losses resulting from net asset value (“NAV”) errors that occurred during the current fiscal period. Such amounts due from the Adviser are recognized as “Reimbursement from Adviser” and “Capital contribution from the Adviser” on the Statement of Assets and Liabilities and Statement of Changes in Net Assets, respectively.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds’ financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend income and interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends received the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund's financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund's financial statements.

Notes to Financial Statements (continued)
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, that last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$23,288,523,048	$43,096,280**	$23,331,619,328
Common Stocks	37,356,272	436,584,172***	—	473,940,444
Corporate Bonds	—	176,707,571	2,917,173**	179,624,744
Short-Term Investments*:
Municipal Bonds	—	6,465,349	149,581**	6,614,930
Investments in Derivatives:
Futures Contracts****	(86,890,085)	—	—	(86,890,085)
Credit Default Swap****	—	(914,882)	—	(914,882)
Total	$(49,533,813)	$23,907,365,258	$46,163,034	$23,903,994,479

Short Duration High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$5,010,710,434	$13,779,370**	$5,024,489,804
Common Stocks	—	111,190,065***	—	111,190,065
Corporate Bonds	—	49,464,378	2,803,173**	52,267,551
Short-Term Investments*:
Municipal Bonds	—	58,708,497	—	58,708,497
Investments in Derivatives:
Futures Contracts****	(13,168,282)	—	—	(13,168,282)
Credit Default Swap****	—	183,960	—	183,960
Total	$(13,168,282)	$5,230,257,334	$16,582,543	$5,233,671,595

Strategic Municipal Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$654,589,482	$530,645**	$655,120,127
Common Stocks	—	7,408,421***	—	7,408,421
Corporate Bonds	—	1,950,001	5,927**	1,955,928
Short-Term Investments*:
Municipal Bonds	—	5,230,061	—	5,230,061
Investments in Derivatives:
Futures Contracts****	(541,209)	—	—	(541,209)
Credit Default Swap****	—	45,413	—	45,413
Total	$(541,209)	$669,223,378	$536,572	$669,218,741

*	Refer to the Fund's Portfolio of Investments for state and/or industry classifications, where applicable.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the

Notes to Financial Statements (continued)
Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Floating rate obligations: self-deposited Inverse Floaters	$4,951,881,000	$126,145,000	$3,800,000
Floating rate obligations: externally-deposited Inverse Floaters	1,411,945,000	42,750,000	—
Total	$6,363,826,000	$168,895,000	$3,800,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average floating rate obligations outstanding	$4,515,113,320	$117,908,934	$3,800,000
Average annual interest rate and fees	2.05%	2.11%	1.96%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the

TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, High Yield had outstanding borrowings under such liquidity facilities in the amount of $130,689,835, which are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for Short Duration High Yield and Strategic Municipal Opportunities as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$4,898,741,000	$126,145,000	$2,600,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	1,384,300,000	42,750,000	—
Total	$6,283,041,000	$168,895,000	$2,600,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$9,544,793,313	$1,767,262,852	$704,669,418
Sales and maturities	5,399,601,226	1,588,063,665	298,231,329
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Funds managed the duration of their respective portfolios by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of futures contracts outstanding*	$2,375,740,905	$421,236,360	$16,746,737

*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(86,890,085)	—	$ —
Short Duration High Yield
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(13,168,282)	—	$ —
Strategic Municipal Opportunities
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(541,209)	—	$ —
* Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
High Yield	Interest rate	Futures contracts	$(144,127,841)	$(58,127,775)
Short Duration High Yield	Interest rate	Futures contracts	(23,240,596)	(8,933,226)
Strategic Municipal Opportunities	Interest rate	Futures contracts	(1,831,292)	(526,285)
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, Short Duration High Yield continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
Short Duration High Yield
Average notional amount of interest rate swap contracts outstanding*	$9,000,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)
Credit Default Swaps Contracts
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.
Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.
For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.
During the current reporting period, the Funds used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread.
The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of credit default swap contracts outstanding*	$175,000,000	$10,000,000	$2,500,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield
Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps**	$1,642,097	Unrealized depreciation on credit default swaps**	$(2,556,979)
Short Duration High Yield
Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps**	$183,960	—	$ —
Strategic Municipal Opportunities
Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps**	$45,413	—	$ —
** Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.
The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.
	Gross Amounts Not Offset on the Statements of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Credit Default Swaps Premium Paid (Received)	Financial Instruments****	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield	Citigroup Global Markets Inc.	$1,642,097	$(2,556,979)	$(914,882)	$(10,277,302)	$ —	$11,192,184	$ —
Short Duration High Yield	Citigroup Global Markets Inc.	$183,960	$ —	$183,960	$(286,679)	$ —	$ —	$(102,719)
Strategic Municipal Opportunities	Citigroup Global Markets Inc.	$45,413	$ —	$45,413	$(71,093)	$ —	$ —	$(25,680)
*** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
**** Represents inverse floating rate securities available for offset.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield	Credit	Swaps	$ 4,911,467	$(4,938,152)
Short Duration High Yield	Credit	Swaps	$ 336,922	$ (373,007)
	Interest rate	Swaps	(1,411,264)	1,760,731
Total			$(1,074,342)	$ 1,387,724
Strategic Municipal Opportunities	Credit	Swaps	$ 83,758	$ (92,779)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be

Notes to Financial Statements (continued)
required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 3/31/20		Year Ended 3/31/19
High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	168,912,960	$ 3,012,735,468	146,579,017	$ 2,504,374,124
Class A – automatic conversion of Class C Shares	2,919	51,871	7,150	123,263
Class A – automatic conversion of Class C2 Shares	149,810	2,695,536	278,275	4,792,746
Class C	30,281,102	541,165,694	18,736,026	319,920,196
Class C2	186,866	3,315,065	256,195	4,372,223
Class R6	127,758,909	2,102,394,175	1,191,473	20,451,039
Class I	321,986,494	5,741,906,768	269,277,242	4,595,390,961
Shares issued to shareholders due to reinvestment of distributions:
Class A	17,341,520	309,521,819	14,870,294	254,144,313
Class C	2,754,768	49,098,500	2,431,043	41,504,834
Class C2	1,017,106	18,130,194	1,693,254	28,929,885
Class R6	81,162	1,449,926	42,941	733,430
Class I	22,375,559	399,480,313	20,719,825	354,187,113
	692,849,175	12,181,945,329	476,082,735	8,128,924,127
Shares redeemed:
Class A	(152,180,044)	(2,645,752,122)	(101,618,069)	(1,731,239,953)
Class C	(15,771,682)	(274,067,909)	(13,137,669)	(223,625,895)
Class C – automatic conversion to Class A Shares	(2,922)	(51,871)	(7,150)	(123,263)
Class C2	(16,829,636)	(300,878,476)	(17,613,837)	(301,621,755)
Class C2 – automatic conversion to Class A Shares	(149,908)	(2,695,536)	(278,275)	(4,792,746)
Class R6	(17,089,521)	(295,171,666)	(311,717)	(5,318,703)
Class I	(361,249,095)	(6,246,765,516)	(227,829,129)	(3,870,303,832)
	(563,272,808)	(9,765,383,096)	(360,795,846)	(6,137,026,147)
Net increase (decrease)	129,576,367	$ 2,416,562,233	115,286,889	$ 1,991,897,980

	Year Ended 3/31/20		Year Ended 3/31/19
Short Duration High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	62,335,356	$ 654,801,746	58,894,482	$ 598,401,999
Class A – automatic conversion of Class C2 Shares	—	—	1,077	10,964
Class C	5,077,228	53,292,294	5,149,655	52,328,868
Class C2	81,839	860,461	105,584	1,068,762
Class I	193,247,187	2,029,921,632	204,743,479	2,083,715,104
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,283,617	34,369,588	2,501,509	25,461,464
Class C	356,771	3,734,148	304,740	3,101,494
Class C2	49,506	518,507	74,796	760,785
Class I	12,165,846	127,631,690	9,509,014	96,905,068
	276,597,350	2,905,130,066	281,284,336	2,861,754,508
Shares redeemed:
Class A	(55,317,448)	(569,710,158)	(34,561,738)	(351,315,751)
Class C	(3,463,363)	(35,846,819)	(2,724,698)	(27,692,928)
Class C2	(1,296,720)	(13,561,230)	(840,793)	(8,543,300)
Class C2 – automatic conversion to Class A Shares	—	—	(1,077)	(10,964)
Class I	(226,462,543)	(2,310,801,679)	(105,441,933)	(1,073,682,741)
	(286,540,074)	(2,929,919,886)	(143,570,239)	(1,461,245,684)
Net increase (decrease)	(9,942,724)	$ (24,789,820)	137,714,097	$ 1,400,508,824

	Year Ended 3/31/20		Year Ended 3/31/19
Strategic Municipal Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,669,539	$ 118,715,722	5,706,201	$ 59,466,029
Class C	1,438,273	15,841,201	446,740	4,662,324
Class I	43,664,036	481,785,592	13,455,329	140,520,960
Shares issued to shareholders due to reinvestment of distributions:
Class A	309,221	3,443,771	86,210	903,468
Class C	26,930	299,624	7,667	80,106
Class I	1,038,075	11,573,639	304,660	3,191,740
	57,146,074	631,659,549	20,006,807	208,824,627
Shares redeemed:
Class A	(3,313,896)	(36,083,667)	(1,036,150)	(10,804,413)
Class C	(154,046)	(1,663,926)	(108,145)	(1,127,528)
Class I	(13,781,871)	(149,218,534)	(5,062,008)	(52,664,054)
	(17,249,813)	(186,966,127)	(6,206,303)	(64,595,995)
Net increase (decrease)	39,896,261	$ 444,693,422	13,800,504	$144,228,632
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of March 31, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of investments	$19,046,503,370	$5,195,875,694	$675,077,442
Gross unrealized:
Appreciation	$ 1,078,733,136	$ 107,790,716	$ 11,849,089
Depreciation	(1,183,354,135)	(194,050,274)	(21,275,665)
Net unrealized appreciation (depreciation) of investments	$ (104,620,999)	$ (86,259,558)	$ (9,426,576)

Notes to Financial Statements (continued)
Permanent differences, primarily due to distribution reallocations, taxable market discount, paydowns and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2020, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2020, the Funds’ tax year end, were as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Undistributed net tax-exempt income[1]	$47,091,820	$22,964,302	$ 581,918
Undistributed net ordinary income[2]	21,245,048	4,977,646	290,961
Undistributed net long-term capital gains	—	—	2,894,020

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2020 through March 31, 2020, and paid on April 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended March 31, 2020 and March 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income[3]	$987,063,301	$212,907,671	$12,442,691
Distributions from net ordinary income[2]	35,242,244	11,716,411	2,811,995
Distributions from net long-term capital gains[4]	—	—	83,441

2019	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income	$853,061,370	$166,345,525	$4,203,137
Distributions from net ordinary income[2]	22,688,343	2,893,916	143,814
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2020, as Exempt Interest Dividends.
[4]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2020.
As of March 31, 2020, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	High Yield	Short Duration High Yield
Not subject to expiration:
Short-term	$674,516,305	$132,761,508
Long-term	167,214,942	45,004,807
Total	$841,731,247	$177,766,315
During the Funds’ tax year ended March 31, 2020, Strategic Municipal Opportunities utilized $1,177,378 of its capital loss carryforward.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:
Strategic Municipal Opportunities
Post-October capital losses[5]	$2,838,802
Late-year ordinary losses[6]	—

[5]	Capital losses incurred from November 1, 2019 through March 31, 2020, the Funds' tax year end.
[6]	Ordinary losses incurred from January 1, 2020 through March 31, 2020 and/or specified losses incurred from November 1, 2019 through March 31, 2020.

7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the first $125 million	0.4000%	0.4000%	0.3500%
For the next $125 million	0.3875	0.3875	0.3375
For the next $250 million	0.3750	0.3750	0.3250
For the next $500 million	0.3625	0.3625	0.3125
For the next $1 billion	0.3500	0.3500	0.3000
For the next $3 billion	–	–	0.2750
For the next $5 billion	–	–	0.2500
For net assets over $10 billion	–	–	0.2375
For the next $8 billion	0.3250	0.3250	–
For the next $5 billion	0.3125	0.3125	–
For the next $5 billion	0.3000	0.3000	–
For net assets over $20 billion	0.2875	0.2875	–

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2020, the complex-level fee rate for each Fund was 0.1590%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring July 31, 2021, may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Short Duration High Yield	0.65%	July 31, 2021
Strategic Municipal Opportunities	0.64	July 31, 2021
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class R6 and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or other accounts managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$37,939,437	$49,000,000	$2,566,746
Sales	76,218,770	19,589,613	5,834,429

During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Sales charges collected (Unaudited)	$23,283,906	$2,971,983	$991,854
Paid to financial intermediaries (Unaudited)	21,478,948	2,870,894	955,994
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Commission advances (Unaudited)	$16,251,995	$2,936,851	$943,363
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
12b-1 fees retained (Unaudited)	$4,201,405	$417,035	$72,846
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
CDSC retained (Unaudited)	$2,212,434	$352,937	$54,764
Affiliate Owned Shares
As of the end of the reporting period, TIAA owned 70,770,131 Class R6 Shares of High Yield, representing 6% of total shares outstanding.
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (continued)
During the current fiscal period, the Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was a follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum outstanding balance	$1,251,000,000	$377,000,000	$14,400,000
During the Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Utilization period (days outstanding)	40	23	3
Average daily balance outstanding	$417,695,000	$146,037,015	$7,078,077
Average annual interest rate	2.59%	1.96%	2.50%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
9.  Subsequent Events
Affiliate Owned Shares
Subsequent to the reporting period, TIAA redeemed 31,194,291 Class R6 Shares of High Yield, representing 3% of total shares outstanding.
Expense Cap
During May 2020, the Board approved an extension of the Expense Cap limitation for both Short Duration High Yield and Strategic Municipal Opportunities to July 31, 2022.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Corporate-Backed Municipal Bond: A municipal bond issued by a state or local government agency and backed by a corporate entity.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often result in lower borrowing costs for bond issuers.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Short Duration Municipal Yield Index: An index that consists of bonds maturing in 1 to 12 years and is structured so that 70% of the market value of the index consists of bonds that are either non-rated or are rated below investment grade, and 20% are rated BBB/Baa, and 10% are rated single A. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2018 (or for shorter periods available in the case of Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”), which was not in existence for part of the foregoing timeframe), as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

For Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For the Strategic Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group and outperformed its benchmark for the one- and three-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.
For Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period, the Fund ranked in the first quartile for the one-year period and second quartile for the three-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that (a) the High Yield Fund and the Short Duration Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average and (b) the Strategic Fund had a net management fee and a net expense ratio that were below the respective peer averages. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The

Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary expense caps applicable to the Short Duration Fund and the Strategic Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at nine. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	156
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	156

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	156
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	156
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	156
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	156
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	156

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	156
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	156

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Trustees and Officers (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-HYM-0320D1172668-INV-Y-05/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended March 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	50,185	0	0	0
Nuveen Limited Term Municipal Bond Fund	50,430	0	0	0
Nuveen High Yield Municipal Bond Fund	146,885	640	0	0
Nuveen Intermediate Duration Municipal Bond Fund	61,860	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	69,990	0	0	0
Nuveen Strategic Municipal Opportunities Fund	35,000	0	0	0

Total	$414,350	$640	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	44,995	0	0	0
Nuveen Limited Term Municipal Bond Fund	50,320	0	0	0
Nuveen High Yield Municipal Bond Fund	133,365	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	56,115	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	67,400	0	0	0
Nuveen Strategic Municipal Opportunities Fund	32,900	0	0	0

Total	$385,095	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	0	0	0	0
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	0	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended March 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	0	0	0	0
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	0	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: June 5, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 5, 2020